As filed with the Securities and Exchange Commission on April 19, 2017
Commission File Nos. 333-175718
811-08664

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 13	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 587	[X]

JACKSON NATIONAL SEPARATE ACCOUNT - I
(Exact Name of Registrant)

JACKSON NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)

1 Corporate Way, Lansing, Michigan 48951
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (517) 381-5500

Andrew J. Bowden, Esq., Senior Vice President, Secretary and General Counsel
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951
(Name and Address of Agent for Service)

Copy to:
Frank J. Julian, Esq., Assistant Vice President, Legal
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on April 24, 2017 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1).

If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: the variable portion of Flexible Premium Fixed and Variable Deferred Annuity contracts

PERSPECTIVE ADVISORS IISM
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY
(Contracts offered for sale on and after December 12, 2011)

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account – I

The date of this prospectus is April 24, 2017 . This prospectus states the information about the separate account, the Contract, and Jackson National Life Insurance Company (“Jackson®”) you should know before investing. This prospectus is a disclosure document and describes all of the Contract’s material features, benefits, rights, and obligations. The description of the Contract’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the Contract are changed after the date of this prospectus, in accordance with the Contract, those changes will be described in a supplemented prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. It is important that you also read the Contract and endorsements, which may reflect additional non-material state variations or other non-material variations. This information is meant to help you decide if the Contract will meet your needs. Please carefully read this prospectus and any related documents and keep everything together for future reference. Additional information about the separate account can be found in the statement of additional information (“SAI”) dated April 24, 2017 , that is available upon request without charge. To obtain a copy, contact us at our:

Annuity Service Center
P.O. Box 30314
Lansing, Michigan 48909-7814
1-800-644-4565
www.jackson.com

This prospectus also describes a variety of optional features, not all of which may be available at the time you are interested in purchasing a Contract, as we reserve the right to prospectively restrict availability of the optional features. Broker-dealers selling the Contracts may limit the availability of an optional feature. Ask your representative about what optional features are or are not offered. If a particular optional feature that interests you is not offered, you may want to contact another broker-dealer to explore its availability. In addition, not all optional features may be available in combination with other optional features, as we also reserve the right to prospectively restrict the availability to elect certain features if certain other optional features have been elected. We reserve the right to limit the number of Contracts that you may purchase. We also reserve the right to refuse initial and any or all subsequent Premium payments. Some optional features, including certain living benefits and death benefits, contain withdrawal restrictions that, if exceeded, may have a significant negative impact on the value of the feature and may cause the feature to prematurely terminate. Please confirm with us or your representative that you have the most current prospectus and supplements to the prospectus that describe the availability and any restrictions on the optional features.

Expenses for a Contract with a Contract Enhancement will be higher than those for a Contract without a Contract Enhancement, and in some cases the amount of a Contract Enhancement may be more than offset by those expenses.

We offer other variable annuity products with different product features, benefits and charges. In some states, you may purchase the Contract through an automated electronic transmission/order ticket verification procedure. Ask your representative about availability and the details.

The SAI is incorporated by reference into this prospectus, and its table of contents appears on page 148. The prospectus and SAI are part of the registration statement that we filed with the Securities and Exchange Commission (“SEC”) about this securities offering. The registration statement, material incorporated by reference, and other information is available on the website the SEC maintains (http://www.sec.gov) regarding registrants that make electronic filings.

Jackson is relying on SEC Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to variable annuity contracts that are registered under the Securities Act of 1933 and regulated as insurance under state law.

Neither the SEC nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. It is a criminal offense to represent otherwise. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state where this is not permitted.

• Not FDIC/NCUA insured • Not Bank/CU guaranteed • May lose value • Not a deposit • Not insured by any federal agency

The Contract makes available for allocation variable and fixed options. The variable options are Investment Divisions of the Separate Account, each of which invests in one of the following Funds – all class A shares:

JNL Series Trust

JNL/American Funds Balanced Fund (formerly, JNL/Capital Guardian Global Balanced Fund)
JNL/American Funds® Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL Multi-Manager Mid Cap Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund
JNL Institutional Alt 20 Fund
JNL Institutional Alt 35 Fund
JNL Institutional Alt 50 Fund
JNL/American Funds Balanced Allocation Fund
JNL/American Funds Growth Allocation Fund
JNL/AQR Large Cap Relaxed Constraint Equity Fund (formerly, JNL/Goldman Sachs U.S. Equity Flex Fund)
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Large Cap Select Growth Fund
JNL/BlackRock Natural Resources Fund
JNL/Brookfield Global Infrastructure and MLP Fund
JNL/Causeway International Value Select Fund
JNL/Crescent High Income Fund
JNL/DFA Growth Allocation Fund
JNL/DFA Moderate Allocation Fund
JNL/DFA U.S. Core Equity Fund
JNL/DoubleLine ® Shiller Enhanced CAPE ® Fund
JNL/FPA + DoubleLine® Flexible Allocation Fund
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Fund (formerly, JNL/Franklin Templeton Global Growth Fund)
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Growth Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Invesco China-India Fund
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Mid Cap Value Fund
JNL/Invesco Small Cap Growth Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Mellon Capital 10 x 10 Fund
JNL/Mellon Capital Index 5 Fund
JNL/Mellon Capital Emerging Markets Index Fund
JNL/Mellon Capital European 30 Fund
JNL/Mellon Capital Pacific Rim 30 Fund
JNL/Mellon Capital MSCI KLD 400 Social Index Fund
JNL/Mellon Capital S&P 500 Index Fund
JNL/Mellon Capital S&P 400 MidCap Index Fund
JNL/Mellon Capital Small Cap Index Fund
JNL/Mellon Capital International Index Fund
JNL/Mellon Capital Bond Index Fund

JNL/MFS Mid Cap Value Fund (formerly, JNL/Goldman Sachs Mid Cap Value Fund)
JNL/Neuberger Berman Strategic Income Fund
JNL/Oppenheimer Global Growth Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America Floating Rate Income Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Total Return Fund
JNL/PPM America Value Equity Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price Value Fund
JNL/WMC Balanced Fund
JNL/WMC Government Money Market Fund (formerly, JNL/WMC Money Market Fund)
JNL/WMC Value Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Total Yield Fund
JNL/S&P Mid 3 Fund
JNL/S&P 4 Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Aggressive Growth Fund
JNL Disciplined Moderate Fund
JNL Disciplined Moderate Growth Fund
JNL Disciplined Growth Fund

JNL Variable Fund LLC

JNL/Mellon Capital DowSM Index Fund
JNL/Mellon Capital Global 30 Fund
JNL/Mellon Capital Nasdaq® 100 Fund
JNL/Mellon Capital S&P® SMid 60 Fund
JNL/Mellon Capital JNL 5 Fund
JNL/Mellon Capital Communications Sector Fund*
JNL/Mellon Capital Consumer Brands Sector Fund
JNL/Mellon Capital Financial Sector Fund
JNL/Mellon Capital Healthcare Sector Fund
JNL/Mellon Capital Oil & Gas Sector Fund
JNL/Mellon Capital Technology Sector Fund

Jackson Variable Series Trust

JNL/DoubleLine® Total Return Fund
JNL/PIMCO Credit Income Fund
JNL/T. Rowe Price Capital Appreciation Fund

Underscored are the Funds that are newly available or recently underwent name changes, as may be explained in the accompanying parenthetical. The Funds are not the same mutual funds that you would buy directly from a retail mutual fund company or through your stockbroker. The summary prospectuses for the Funds are attached to this prospectus.

*Effective September 15, 2014, the Investment Division investing in the JNL/Mellon Capital Communications Sector Fund stopped accepting any additional allocations or transfers, but the Fund is available as an underlying Fund for a Fund of Funds. Please see “Investment Divisions” on page 15 for more information.

In addition, the following Previously Offered Funds merged into the corresponding Currently Offered Funds effective April 2 4 , 201 7 :

Previously Offered Funds	Currently Offered Funds
JNL/Morgan Stanley Mid Cap Growth Fund	JNL/T. Rowe Rice Mid-Cap Growth Fund
JNL/Mellon Capital S&P® 24 Fund	JNL/Mellon Capital JNL 5 Fund

If you have Contract Value that was transferred to an Investment Division investing in a Currently Offered Fund as a result of a merger, you may transfer all or a portion of your Contract Value out of such Investment Division into the other investment options available under your Contract. If the transfer is completed within 60 days following April 24, 2017 , the transfer will not be assessed a transfer charge or be treated as a transfer for the purpose of determining how many subsequent transfers may be made in a Contract Year without charge.

TABLE OF CONTENTS
GLOSSARY	1
KEY FACTS	3
FEES AND EXPENSES TABLES	4
Owner Transaction Expenses	4
Periodic Expenses	5
Total Annual Fund Operating Expenses	8
EXAMPLE	12
CONDENSED FINANCIAL INFORMATION	12
THE ANNUITY CONTRACT	13
JACKSON	13
THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT	13
The Fixed Account	14
The GMWB Fixed Account	14
THE SEPARATE ACCOUNT	14
INVESTMENT DIVISIONS	15
JNL Series Trust	16
JNL Variable Fund LLC	28
Jackson Variable Series Trust	29
Voting Privileges	30
Substitution	30
CONTRACT CHARGES	30
Mortality and Expense Risk Charges	30
Annual Contract Maintenance Charge	31
Administration Charge	31
Transfer Charge	31
Earnings Protection Benefit (“EarningsMax”) Charge	31
Contract Enhancement Charge	31
Contract Enhancement Recapture Charge	32
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”) Charge	33
5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”) Charge	33
6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”) Charge	34
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up And Transfer Of Assets (“Jackson Select Protector GMWB”) Charge	35
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”) Charge	36
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net with Joint Option”) Charge	37
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex GMWB”) Charge	38
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex With Joint Option GMWB”) Charge	40
Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) Charge	41

Death Benefit Charges	42
Commutation Fee	44
Other Expenses	44
Premium Taxes	44
Income Taxes	44
DISTRIBUTION OF CONTRACTS	44
PURCHASES	46
Minimum Initial Premium	46
Minimum Additional Premiums	46
Maximum Premiums	46
Allocations of Premium	47
Optional Contract Enhancements	47
Accumulation Units	48
TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS	48
Restrictions on Transfers: Market Timing	48
TELEPHONE AND INTERNET TRANSACTIONS	49
The Basics	49
What You Can Do and How	50
What You Can Do and When	50
How to Cancel a Transaction	50
Our Procedures	50
ACCESS TO YOUR MONEY	50
Guaranteed Minimum Withdrawal Benefit Considerations	51
Guaranteed Minimum Withdrawal Benefit Important Special Considerations	52
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”)	53
5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”)	58
6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”)	62
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer Of Assets (“Jackson Select Protector GMWB”)	65
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”)	74
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net with Joint Option”)	86
Guaranteed Minimum Withdrawal Benefits for a Single Life or two Covered Lives with Combinations of Optional Bonus Percentage Amounts, Annual or Quarterly Contract Value-Based Step-Ups, and Guaranteed Death Benefit (“LifeGuard Freedom Flex GMWB” and “LifeGuard Freedom Flex with Joint Option GMWB”)	99
LifeGuard Freedom Flex GMWB	101
LifeGuard Freedom Flex with Joint Option GMWB	112
Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”)	124
Systematic Withdrawal Program	130
Suspension of Withdrawals or Transfers	130
INCOME PAYMENTS (THE INCOME PHASE)	130
Variable Income Payments	131
Income Options	131

GLOSSARY

These terms are capitalized when used throughout this prospectus because they have special meaning. In reading this prospectus, please refer back to this glossary if you have any questions about these terms.

Accumulation Unit – a unit of measure we use to calculate the value in an Investment Division prior to the Income Date.

Annuitant – the natural person on whose life annuity payments for this Contract are based. The Contract allows for the naming of joint Annuitants. Any reference to the Annuitant includes any joint Annuitant.

Annuity Unit – a unit of measure we use in calculating the value of a variable annuity payment on and after the Income Date.

Beneficiary – the natural person or legal entity designated to receive any Contract benefits upon the Owner's death. The Contract allows for the naming of multiple beneficiaries.

Business Day – each day that the New York Stock Exchange is open for business.

Completed Year – the succeeding twelve months from the date on which we receive a Premium payment. Completed Years specify the years from the date of receipt of the Premium and does not refer to Contract Years. If the Premium receipt date is on the Issue Date of the Contract then Completed Year 0-1 does not include the first Contract Anniversary. The first Contract Anniversary begins Completed Year 1-2 and each successive Completed Year begins with the Contract Anniversary of the preceding Contract Year and ends the day before the next Contract Anniversary.

If the Premium receipt date is other than the Issue Date or a subsequent Contract Anniversary, there is no correlation of the Contract Anniversary date and Completed Years. For example, if the Issue Date is January 15, 2018 and a Premium payment is received on February 28, 2018 then, although the first Contract Anniversary is January 15, 2019, Completed Year 0-1 for that Premium payment would begin on February 28, 2018 and end on February 27, 2019. Completed Year 1-2 for that Premium payment would begin on February 28, 2019 .

Contract – the individual deferred variable and fixed annuity contract and any optional endorsements you may have selected.

Contract Anniversary – each one-year anniversary of the Contract's Issue Date.

Contract Enhancement – a credit that we will make to your Contract Value at the end of any Business Day in the first five Contract Years during which we receive a Premium payment. The Contract Enhancement endorsement available is the 2% Contract Enhancement endorsement. The actual Contract Enhancement percentage applied to the Premium payment varies, depending upon the Contract Year in which you make your payment.

Contract Month – the period of time between consecutive monthly anniversaries of the Contract's Issue date.

Contract Monthly Anniversary – each one-month anniversary of the Contract's Issue Date.

Contract Quarter – the period of time between consecutive three-month anniversaries of the Contract's Issue Date.

Contract Quarterly Anniversary – each three-month anniversary of the Contract's Issue Date.

Contract Value – the sum of the allocations between the Contract's Investment Divisions, Fixed Account and Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account.

Contract Year – the succeeding twelve months from a Contract's Issue Date and every anniversary. The first Contract Year (Contract Year 0-1) starts on the Contract's Issue Date and extends to, but does not include, the first Contract Anniversary. Subsequent Contract Years start on an anniversary date and extend to, but do not include, the next anniversary date.

For example, if the Issue Date is January 15, 2018, then the end of Contract Year 0-1 would be January 14, 2019, and January 15, 2019, which is the first Contract Anniversary, begins Contract Year 1-2.

Earnings Protection Benefit – an optional benefit available at issue that may increase the amount of the death benefit payable at death.

Fixed Account – part of our General Account to which the Contract Value you allocate is guaranteed to earn a stated rate of return over the specified period.

Fixed Account Contract Value – the sum of the allocations to the Contract's Fixed Account.

Fund – a registered management investment company in which an Investment Division of the Separate Account invests.

General Account – the General Account includes all our assets, including any Contract Value allocated to the Fixed Account and the GMWB Fixed Account, which are available to our creditors.

Good Order – when our administrative requirements, including all information, documentation and instructions deemed necessary by us, in our sole discretion, are met in order to issue a Contract or execute any requested transaction pursuant to the terms of the Contract.

Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account – part of our General Account to and from which, if you elect a GMWB containing a Transfer of Assets provision (the

Jackson Select Protector GMWB contains a Transfer of Assets provision), automatic transfers of your Contract Value may be required according to non-discretionary formulas. The Contract Value allocated to the GMWB Fixed Account will earn a stated rate of return over a specified period.

Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account Contract Value – the sum of the allocations to the Contract's GMWB Fixed Account.

Income Date – the date on which you begin receiving annuity payments.

Investment Division – one of multiple variable options of the Separate Account to allocate your Contract's value, each of which exclusively invests in a different available Fund. The Investment Divisions are called variable because the return on investment is not guaranteed.

Issue Date – the date your Contract is issued.

Jackson, JNL, we, our, or us – Jackson National Life Insurance Company. (We do not capitalize “we,” “our,” or “us” in the prospectus.)

Latest Income Date – the Contract Anniversary on or next following the date on which the Owner attains age 95 under a non-qualified contract, or such earlier date as required by the applicable qualified plan, law or regulation.

Owner, you or your – the natural person or legal entity entitled to exercise all rights and privileges under the Contract. Usually, but not always, the Owner is the Annuitant. The Contract allows for the naming of joint Owners. (We do not capitalize “you” or “your” in the prospectus.) Any reference to the Owner includes any joint Owner.

Premium(s) – considerations paid into the Contract by or on behalf of the Owner. The maximum aggregate Premium payments you may make without prior approval is $1 million. This maximum amount is subject to further limitations at any time on both initial and subsequent Premium payments.

Remaining Premium – the total Premium paid reduced by withdrawals of Premium.

Required Minimum Distributions (RMDs) – f or certain qualified contracts, the amount defined under the Internal Revenue Code as the minimum distribution requirement as applied to your Contract only. This definition excludes any withdrawal necessary to satisfy the minimum distribution requirements of the Internal Revenue Code if the Contract is purchased with contributions from a nontaxable transfer after the death of the owner of a qualified contract. Different rules apply for the MarketGuard Stretch GMWB as described in the “MarketGuard Stretch GMWB” section.

Separate Account – Jackson National Separate Account – I. The Separate Account is divided into sub-accounts generally referred to as Investment Divisions.

Separate Account Contract Value – the sum of the allocations between the Contract's Investment Divisions.

KEY FACTS
The immediately following two sections briefly introduce the Contract (and its benefits and features) and its costs; however, please carefully read the whole prospectus and any related documents before purchasing the Contract to be sure that it will meet your needs.

Allocation Options
The Contract makes available Investment Divisions and a Fixed Account for allocation of your Premium payments and Contract Value. Allocations to the Fixed Account may remain for six months, and we require equal monthly transfers to the Investment Divisions during that time. In addition, if you elect a GMWB containing a Transfer of Assets provision, automatic transfers of your Contract Value may be allocated to a GMWB Fixed Account. For more information about the Fixed Accounts, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 13. For more information about the Investment Divisions, please see “INVESTMENT DIVISIONS” beginning on page 15.

Investment Purpose
The Contract is intended to help you save for retirement or another long-term investment purpose. The Contract is designed to provide tax deferral on your earnings, if it is not issued under a qualified retirement plan. Qualified plans confer their own tax deferral. For more information, please see “TAXES” beginning on page 143.

Free Look
If you change your mind about having purchased the Contract, you may return it without penalty. There are conditions and limitations, including time limitations, depending on where you live. For more information, please see “FREE LOOK” beginning on page 147.

Purchases	There are minimum and maximum Premium requirements. For more information, please see “PURCHASES” beginning on page 46.

Optional Endorsements
Not all optional endorsements are available in all states or through all broker-dealers. The availability of optional endorsements may reflect state prohibitions and variations, Jackson’s reservation of the right not to offer certain optional endorsements, and broker-dealer selections. The representative assisting you will advise you whether an optional benefit is available and of any variations. Optional endorsement provisions may vary depending on when you purchased your Contract or elected your endorsement. Please refer to your Contract endorsements for the provisions that apply to you.

Withdrawals
Before the Income Date, there are a number of ways to access your Contract Value, sometimes subject to a charge, particularly during the early Contract Years. There are also a number of optional withdrawal benefits available. For more information, please see “ACCESS TO YOUR MONEY” beginning on page 50.

Income Payments	There are a number of income options available. For more information, please see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 130.

Death Benefit
The Contract has a death benefit that becomes payable if you die before the Income Date. There are also a number of optional death benefits available. For more information, please see “DEATH BENEFIT” beginning on page 132.

Contract Charges
Various charges apply under the Contract as summarized in the “FEES AND EXPENSES TABLES” below. If the Contract Value is insufficient to pay the charges under the Contract, the Contract will terminate without value, unless you are eligible for continued payments under a Guaranteed Minimum Withdrawal Benefit.

FEES AND EXPENSE S TABLES

The following tables describe the fees and expenses that you will pay when purchasing, owning and surrendering the Contract. The first table (and footnotes) describes the fees and expenses that you will pay at the time that you purchase the Contract, surrender the Contract or transfer cash value between investment options. Fees and expenses also may apply after the Income Date. For more information, please see “Commutation Fee” on page 44, and “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 130.

Owner Transaction Expenses

Front End Sales Load	None

Maximum Contract Enhancement Recapture Charge [1]
Percentage of the corresponding Premiums withdrawn with a Contract Enhancement	2%

Maximum Premium Taxes [2]
Percentage of each Premium	3.5%

Transfer Charge [3]
Per transfer after 15 in a Contract Year	$25

Expedited Delivery Charge [4]	$22.50

[1]	For more information about recapture charges, please see “Contract Enhancement Recapture Charge” under “Contract Charges”, beginning on page 32.

[2]	Premium taxes generally range from 0 to 3.5% and vary by state.

[3]	We do not count transfers in conjunction with dollar cost averaging, earnings sweep, automatic rebalancing and automatic transfers from the Fixed Account.

[4]	For overnight delivery on Saturday; otherwise, the overnight delivery charge is $10 for withdrawals. We also charge $20 for wire transfers in connection with withdrawals.

The next table (and footnotes) describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Funds' fees and expenses.

Periodic Expenses
Base Contract

Annual Contract Maintenance Charge [5]	$50

Separate Account Annual Expenses
Annual percentage of average daily account value of Investment Divisions

Mortality And Expense Risk Charge	1.60%

Administration Charge	0.15%

Total Separate Account Annual Expenses for Base Contract	1.75%

Optional Endorsements - A variety of optional endorsements to the Contract are available. The optional endorsements listed below include endorsements and applicable charges for endorsements that were previously sold but are not currently available to be added to a Contract. Please see the footnotes for additional information on the various optional endorsement charges.

The following optional endorsement charges are based on average daily Contract Value in the Investment Divisions and are deducted daily as part of the calculation of the value of the Accumulation Units. You may select one from each grouping below[6]:

Earnings Protection Benefit Maximum Annual Charge (“EarningsMax®”) [7]	0.45%

2% Contract Enhancement Maximum Annual Charge (not currently offered as of October 15, 2012) [8]	0.395%

The following optional death benefit endorsement charges are benefit based. Please see the footnotes for additional information on the various optional death benefit endorsement charges. You may select one of the available benefits listed below[6]:

5% Roll-up Death Benefit Maximum Annual Charge (not currently offered as of April 28, 2014) [9]	1.20%
6% Roll-up Death Benefit Maximum Annual Charge (no longer offered as of April 30, 2012) [10]	1.60%
Highest Quarterly Anniversary Value Death Benefit Maximum Annual Charge [11]	0.60%
Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit Maximum Annual Charge (not currently offered as of April 28, 2014) [12]	1.40%
Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit Maximum Annual Charge (no longer offered as of April 30, 2012) [13]	1.80%
LifeGuard Freedom Flex DBSM Maximum Annual Charge (only available with a specified combination of Options for the LifeGuard Freedom Flex® GMWB) (not currently offered as of April 28, 2014) [14]	0.72%

The following optional endorsement charges are benefit based. Please see the footnotes for additional information on the various optional endorsement charges. You may select one of the available benefits listed below[6]:

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up Maximum Annual Charge (“SafeGuard Max®”) (no longer offered as of April 29, 2013) [15]	1.20%
5% GMWB With Annual Step-Up Maximum Annual Charge (“AutoGuard 5SM”) [16]	1.74%
6% GMWB With Annual Step-Up Maximum Annual Charge (“AutoGuard 6SM”) (no longer offered as of April 29, 2013) [17]	2.04%

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets Charge (“Jackson Select Protector® GMWB”) (no longer offered as of April 29, 2013) [18]	2.34%
For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Maximum Annual Charge (“LifeGuard Freedom 6 Net®”) [19]	3.00%
For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Maximum Annual Charge (“LifeGuard Freedom 6 Net”) with Optional Income Upgrade Table (no longer offered as of September 15, 2014)	3.00%
Joint For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Maximum Annual Charge (“LifeGuard Freedom 6 Net® With Joint Option”) [20]	3.00%
Joint For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Maximum Annual Charge (“LifeGuard Freedom 6 Net With Joint Option”) with Optional Income Upgrade Table (no longer offered as of October 15, 2012)	3.00%
For Life GMWB With Bonus and Step-Up Maximum Annual Charge (“LifeGuard Freedom Flex® GMWB”)[21]	3.00%
For Life GMWB With Bonus and Step-Up Maximum Annual Charge (“LifeGuard Freedom Flex GMWB”) with Optional Income Upgrade Table (no longer offered as of September 15, 2014)	3.00%
Joint For Life GMWB With Bonus and Step-Up Maximum Annual Charge (“LifeGuard Freedom Flex® With Joint Option GMWB”) [22]	3.00%
Joint For Life GMWB With Bonus and Step-Up Maximum Annual Charge (“LifeGuard Freedom Flex With Joint Option GMWB”) with Optional Income Upgrade Table (no longer offered as of October 15, 2012)	3.00%
Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard StretchSM GMWB”) [23]	2.22%

[5]
This charge is waived on Contract Value of $50,000 or more. This charge is deducted proportionally from allocations to the Investment Divisions, the Fixed Account and the GMWB Fixed Account either annually (on your Contract Anniversary) or in conjunction with a total withdrawal, as applicable.

[6]	Some optional endorsements are only available to select when purchasing the Contract and once purchased cannot be canceled.

[7]	The current charge is 0.30%.

[8]
This charge lasts for the first five Contract Years. While this charge will be imposed based upon the average daily net asset value of your allocations to the Investment Divisions, this charge will also be assessed against any amounts allocated to the Fixed Account Options and the GMWB Fixed Account by reducing credited rates, but not below the minimum guaranteed interest rate (assuming no withdrawals). For more information, please see “Contract Enhancement Charge” under “Contract Charges”, beginning on page 31.

[9]
The current annual charge is 0.80% of the GMDB Benefit Base (0.20% each Contract Quarter), subject to a maximum annual charge of 1.20% of the GMDB Benefit Base (as used in the Table). For endorsements purchased before April 30, 2012, the current annual charge is 0.60% of the GMDB Benefit Base (0.15% each Contract Quarter), subject to a maximum annual charge of 1.20% of the GMDB Benefit Base. For more information about the charge for this endorsement, please see “5% Roll-up Death Benefit” under “Death Benefit Charges”, beginning on page 42. For more information about how the endorsement works, including more details regarding the GMDB Benefit Base, please see “5% Roll-up Death Benefit” under “Optional Death Benefits”, beginning on page 134.

[10]
The current annual charge is 0.80% of the GMDB Benefit Base (0.20% each Contract Quarter), subject to a maximum annual charge of 1.60% of the GMDB Benefit Base (as used in the Table). For more information about the charge for this endorsement, please see “6% Roll-up Death Benefit” under “Death Benefit Charges”, beginning on page 42. For more information about how the endorsement works, including more details regarding the GMDB Benefit Base, please see “6% Roll-up Death Benefit” under “Optional Death Benefits”, beginning on page 135.

[11]
The current annual charge is 0.30% of the GMDB Benefit Base (0.075% each Contract Quarter), subject to a maximum annual charge of 0.60% of the GMDB Benefit Base (as used in the Table). For more information about the charge for this endorsement, please see “Highest Quarterly Anniversary Value Death Benefit” under “Death Benefit Charges”, beginning on page 42. For more information about how the endorsement works, including more details regarding the GMDB Benefit Base, please see “Highest Quarterly Anniversary Value Death Benefit" under “Optional Death Benefits”, beginning on page 136.

[12]
The current annual charge is 0.90% of the GMDB Benefit Base (0.225% each Contract Quarter), subject to a maximum annual charge of 1.40% of the GMDB Benefit Base (as used in the Table). For endorsements purchased before April 30, 2012, the current annual charge is 0.70% of the GMDB Benefit Base (0.175% each Contract Quarter), subject to a maximum annual charge of 1.40% of the GMDB Benefit Base. For more information about the charge for this endorsement, please see “Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Death Benefit Charges”, beginning on page 42. For more information about how the endorsement works, including more details regarding the GMDB Benefit Base, please see “Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 137.

[13]
The current annual charge is 0.90% of the GMDB Benefit Base (0.225% each Contract Quarter), subject to a maximum annual charge of 1.80% of the GMDB Benefit Base (as used in the Table). For more information about the charge for this endorsement, please see “Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Death Benefit Charges”, beginning on page 43. For more information about how the endorsement works, including more details regarding the GMDB Benefit Base, please see “Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 138.

[14]
The current and maximum annual charge is 0.70% of the GMWB Death Benefit (0.175% each Contract Quarter). However, for Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the current and maximum annual charge is 0.72% of the GMWB Death Benefit (0.06% each Contract Month, as used in the table). For more information about the charge for the LifeGuard Freedom Flex DB, please see “LifeGuard Freedom Flex DB” under “Death Benefit Charges”, beginning on page 43. For more information about how the LifeGuard Freedom Flex DB works, please see “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 140.

[15]
1.20% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, you pay the charge each Contract Month. The tables below have the maximum and current charges.

GMWB With 5-Year Step-Up
Annual Charge	Maximum		Current
	1.20%	(WA Only) 1.20%	0.60%	(WA Only) 0.60%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step Up” beginning on page 33. For more information about how the endorsement works, including how the GWB is calculated, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 53.

[16]
1.70% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, the maximum annual charge is 1.74% of the GWB, which charge is payable each Contract Month. The tables below have the maximum and current charges.

5% GMWB With Annual Step-Up
Annual Charge	Maximum		Current
	1.70%	(WA Only) 1.74%	0.85%	(WA Only) 0.87%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 33. For more information about how the endorsement works, including how the GWB is calculated, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 58.

[17]
2.00% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, the maximum annual charge is 2.04% of the GWB, which charge is payable each Contract Month. The tables below have the maximum and current charges.

6% GMWB With Annual Step-Up
Annual Charge	Maximum		Current
	2.00%	(WA Only) 2.04%	1.00%	(WA Only) 1.02%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 34. For more information about how the endorsement works, including how the GWB is calculated, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 62.

[18]
2.30% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, the maximum annual charge is 2.34% of the GWB, which charge is payable each Contract Month. The tables below have the maximum and current charges.

For Life GMWB With Annual Step-Up and Transfer of Assets
Annual Charge	Maximum		Current
	2.30%	(WA Only) 2.34%	1.15%	(WA Only) 1.17%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “For Life GMWB With Annual Step-Up and Transfer of Assets Charge” beginning on page 35. For more information about how the endorsement works, including how the GWB is calculated, please see “For Life GMWB With Annual Step-Up and Transfer of Assets” beginning on page 65.

[19]
3.00% of the GWB is the maximum annual charge and 1.50% of the GWB is the current annual charge (based on election of the Income Stream Level 5 GAWA% Table under LifeGuard Freedom 6 Net), which charge is payable quarterly. However, for Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the charge is payable each Contract Month. For more information about the charges for this endorsement, including applicable charges for each of the five Income Stream Level GAWA% tables, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”) Charge” beginning on page 36. For more information about how the endorsement works, including how the GWB is calculated, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount” beginning on page 74.

[20]
3.00% of the GWB is the maximum annual charge and 1.60% of the GWB is the current annual charge (based on election of the Income Stream Level 3 GAWA% Table under Lifeguard Freedom 6 Net with Joint Option), which charge is payable quarterly. However, for Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the current annual charge is 1.62%, which is payable each Contract Month. For more information about the charges for this endorsement, including applicable charges for each of the three Income Stream Level GAWA% tables, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net with Joint Option”) Charge” beginning on page 37. For more information about how the endorsement works, including how the GWB is calculated, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount” beginning on page 86.

[21]
3.00% of the GWB is the maximum annual charge and 1.50% of the GWB is the current annual charge (based on election of the most expensive combination of options under LifeGuard Freedom Flex), which charge is payable quarterly. However, for Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the charge is payable each Contract Month.     For more information about the charges for this endorsement, including applicable charges for each of the available combination of options, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Step-Up (“LifeGuard Freedom Flex GMWB”) Charge” beginning on page 38. For more information about how the endorsement works, including how the GWB is calculated, please see “LifeGuard Freedom Flex GMWB” beginning on page 101.

[22]
3.00% of the GWB is the maximum annual charge and 1.60% of the GWB is the current annual charge (based on election of the most expensive combination of options under LifeGuard Freedom Flex with Joint Option), which charge is payable quarterly. However, for Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the current annual charge is 1.62%, which is payable each Contract Month. For more information about the charges for this endorsement, including applicable charges for each of the available combination of options, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Step-Up (“LifeGuard Freedom Flex with Joint Option GMWB”) Charge” beginning on page 40. For more information about how the endorsement works, including how the GWB is calculated, please see “LifeGuard Freedom Flex With Joint Option GWMB” beginning on page 112.

[23]
2.20% of the GMWB Charge Base is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, 2.22% of the GMWB Charge Base is the maximum annual charge, which charge is payable each Contract Month. The tables below have the maximum and current charges.

MarketGuard Stretch GMWB
Annual Charge	Maximum		Current
	2.20%	(WA Only) 2.22%	1.10%	(WA Only) 1.11%
Charge Basis	GMWB Charge Base
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, including how the GMWB Charge Base is calculated, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) Charge” beginning on page 41. For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”)” beginning on page 124.

The next item shows the minimum and maximum total annual operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.

Total Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets, including management and administration fees, service 12b-1 fees and other expenses.)

Minimum: 0.55%

Maximum: 2.18%

More detail concerning each Fund's fees and expenses is below. But please refer to the Funds' prospectuses for even more information, including investment objectives, performance and information about Jackson National Asset Management, LLC® (“JNAM”), the Funds' Adviser and Administrator, as well as the sub-advisers.

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Fund Operating Expenses
JNL Series Trust
JNL/American Funds Balanced	0.92% A	0.20% A	0.17% A, G	0.00%	1.29% A	(0.40%) B	0.89% A,B,I
JNL/American Funds® Blue Chip Income and Growth	1.06% A	0.20% A	0.17% A, G	0.00%	1.43% A	(0.43%) B	1.00% A,B
JNL/American Funds Global Bond	1.23% A	0.20% A	0.19% A, G	0.00%	1.62% A	(0.53%) B	1.09% A,B,I
JNL/American Funds Global Small Capitalization	1.45% A	0.20% A	0.19% A, G	0.00%	1.84% A	(0.55%) B	1.29% A,B
JNL/American Funds Growth-Income	0.93% A	0.20% A	0.18% A, G	0.00%	1.31% A	(0.35%) B	0.96% A,B
JNL/American Funds International	1.35% A	0.20% A	0.19% A, G	0.00%	1.74% A	(0.55%) B	1.19% A,B
JNL/American Funds New World	1.77% A	0.20% A	0.21% A, G	0.00%	2.18% A	(0.75%) B	1.43% A,B
JNL/DFA U.S. Core Equity	0.58%	0.20%	0.10% F	0.00%	0.88%	(0.08%) C	0.80% C
JNL/MFS Mid Cap Value	0.70%	0.20%	0.11% F	0.01%	1.02%	(0.01%) C	1.01% C
JNL/Goldman Sachs Core Plus Bond	0.56%	0.20%	0.11% F	0.02%	0.89%	(0.01%) C	0.88%C
JNL/Invesco Small Cap Growth	0.81%	0.20%	0.10% F	0.01%	1.12%	(0.01%) C	1.11% C
JNL/Mellon Capital S&P 500 Index	0.23%	0.20%	0.12% F	0.00%	0.55%	(0.01%) C	0.54% C
JNL/Oppenheimer Global Growth	0.62%	0.20%	0.15% G	0.01%	0.98%	(0.01%) C	0.97%C
JNL/T. Rowe Price Value	0.61%	0.20%	0.10% F	0.00%	0.91%	(0.00%) C	0.91% C
JNL/WMC Government Money Market	0.26%	0.20%	0.10% F	0.00%	0.56%	(0.00%) D	0.56% D

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL Series Trust
JNL Institutional Alt 20	0.12%	0.00%	0.05% E	1.04%	1.21%
JNL Institutional Alt 35	0.11%	0.00%	0.06% E	1.15%	1.32%
JNL Institutional Alt 50	0.11%	0.00%	0.05% E	1.27%	1.43%
JNL/American Funds Balanced Allocation	0.29%	0.20%	0.16% G	0.47%	1.12%
JNL/American Funds Growth Allocation	0.30%	0.20%	0.15% G	0.49%	1.14%
JNL/AQR Large Cap Relaxed Constraint Equity	0.79%	0.20%	0.85% G	0.01%	1.85% I
JNL/BlackRock Natural Resources	0.64%	0.20%	0.15% G	0.01%	1.00%
JNL/BlackRock Global Allocation	0.71%	0.20%	0.16% G	0.01%	1.08%
JNL/BlackRock Large Cap Select Growth	0.58%	0.20%	0.11% F	0.00%	0.89%
JNL/Brookfield Global Infrastructure and MLP	0.80%	0.20%	0.15% G	0.00%	1.15%
JNL/Crescent High Income	0.65%	0.20%	0.15% G	0.03%	1.03%
JNL/DFA Growth Allocation	0.30%	0.20%	0.15% G	0.29%	0.94%
JNL/DFA Moderate Allocation	0.30%	0.20%	0.15% G	0.26%	0.91%
JNL/DoubleLine® Shiller Enhanced CAPE®	0.74%	0.20%	0.15% G	0.02%	1.11%
JNL Multi-Manager Mid Cap	0.74%	0.20%	0.15% G	0.01%	1.10%
JNL Multi-Manager Small Cap Growth	0.67%	0.20%	0.11% F	0.00%	0.98%

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL/FPA + DoubleLine® Flexible Allocation	0.82%	0.20%	0.20% G	0.01%	1.23% I
JNL/Franklin Templeton Founding Strategy	0.00%	0.00%	0.05% E	1.00%	1.05%
JNL/Franklin Templeton Global	0.66%	0.20%	0.15% G	0.01%	1.02%
JNL/Franklin Templeton Global Multisector Bond	0.68%	0.20%	0.15% G	0.02%	1.05%
JNL/Franklin Templeton Income	0.62%	0.20%	0.11% F	0.02%	0.95%
JNL/Franklin Templeton International Small Cap Growth	0.92%	0.20%	0.16% G	0.01%	1.29% I
JNL/Franklin Templeton Mutual Shares	0.72%	0.20%	0.11% F	0.01%	0.85%
JNL/Invesco China-India	0.90%	0.20%	0.17% G	0.00%	1.27%
JNL/Invesco Global Real Estate	0.70%	0.20%	0.15% G	0.00%	1.05%
JNL/Invesco International Growth	0.63%	0.20%	0.15% G	0.01%	0.99%
JNL/Invesco Mid Cap Value	0.68%	0.20%	0.10% F	0.01%	0.99%
JNL Multi-Manager Small Cap Value	0.78%	0.20%	0.10% F	0.00%	1.08%
JNL/Causeway International Value Select	0.64%	0.20%	0.16% G	0.01%	1.01%
JNL/JPMorgan MidCap Growth	0.63%	0.20%	0.10% F	0.00%	0.93%
JNL/JPMorgan U.S. Government & Quality Bond	0.38%	0.20%	0.10% F	0.01%	0.69%
JNL/Mellon Capital Emerging Markets Index	0.38%	0.20%	0.18% G	0.00%	0.76%
JNL/Mellon Capital European 30	0.29%	0.20%	0.16% G	0.00%	0.65%
JNL/Mellon Capital MSCI KLD 400 Social Index	0.35%	0.20%	0.21% G	0.00%	0.76%
JNL/Mellon Capital Pacific Rim 30	0.31%	0.20%	0.15% G	0.00%	0.66%
JNL/Mellon Capital S&P 400 MidCap Index	0.24%	0.20%	0.13% F	0.00%	0.57%
JNL/Mellon Capital Small Cap Index	0.25%	0.20%	0.12% F	0.00%	0.57%
JNL/Mellon Capital International Index	0.25%	0.20%	0.18% G	0.00%	0.63%
JNL/Mellon Capital Bond Index	0.27%	0.20%	0.10% F	0.01%	0.58%
JNL/Mellon Capital Index 5	0.00%	0.00%	0.05% E	0.58%	0.63%
JNL/Mellon Capital 10 x 10	0.00%	0.00%	0.05% E	0.61%	0.66%
JNL/Neuberger Berman Strategic Income	0.59%	0.20%	0.15% G	0.05%	0.99%
JNL/PIMCO Real Return	0.49%	0.20%	0.36% F	0.00%	1.05%
JNL/PIMCO Total Return Bond	0.50%	0.20%	0.14% F	0.00%	0.84%
JNL/PPM America Floating Rate Income	0.61%	0.20%	0.17% G	0.01%	0.99% I
JNL/PPM America High Yield Bond	0.43%	0.20%	0.11% F	0.03%	0.77%
JNL/PPM America Mid Cap Value	0.75%	0.20%	0.10% F	0.00%	1.05%
JNL/PPM America Small Cap Value	0.74%	0.20%	0.11% F	0.00%	1.05%
JNL/PPM America Total Return	0.50%	0.20%	0.10% F	0.01%	0.81%
JNL/PPM America Value Equity	0.55%	0.20%	0.10% F	0.00%	0.85%
JNL/T. Rowe Price Established Growth	0.56%	0.20%	0.09% J	0.00%	0.85%
JNL/T. Rowe Price Mid-Cap Growth	0.70%	0.20%	0.10% F	0.00%	1.00%
JNL/T. Rowe Price Short-Term Bond	0.40%	0.20%	0.11% F	0.00%	0.71%
JNL/WMC Balanced	0.43%	0.20%	0.10% F	0.01%	0.74%
JNL/WMC Value	0.47%	0.20%	0.11% F	0.00%	0.78%
JNL/S&P Managed Conservative	0.10%	0.00%	0.05% E	0.91%	1.06%
JNL/S&P Managed Moderate	0.09%	0.00%	0.05% E	0.93%	1.07%
JNL/S&P Managed Moderate Growth	0.08%	0.00%	0.06% E	0.95%	1.09%
JNL/S&P Managed Growth	0.09%	0.00%	0.05% E	0.97%	1.11%
JNL/S&P Managed Aggressive Growth	0.09%	0.00%	0.06% E	0.98%	1.13%
JNL Disciplined Moderate	0.10%	0.00%	0.05% E	0.84%	0.99%
JNL Disciplined Moderate Growth	0.09%	0.00%	0.06% E	0.84%	0.99%
JNL Disciplined Growth	0.11%	0.00%	0.05% E	0.82%	0.98%
JNL/S&P Competitive Advantage	0.36%	0.20%	0.10% F	0.00%	0.66%
JNL/S&P Dividend Income & Growth	0.36%	0.20%	0.09% J	0.00%	0.65%

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL/S&P Intrinsic Value	0.36%	0.20%	0.10% F	0.00%	0.66%
JNL/S&P Total Yield	0.36%	0.20%	0.11% F	0.00%	0.67%
JNL/S&P Mid 3	0.50%	0.20%	0.10% F	0.00%	0.80%
JNL/S&P 4	0.00%	0.00%	0.05% E	0.66%	0.71%
JNL Variable Fund LLC
JNL/Mellon Capital DowSM Index	0.29%	0.20%	0.17% G	0.00%	0.66%
JNL/Mellon Capital Global 30	0.29%	0.20%	0.17% G	0.00%	0.66%
JNL/Mellon Capital Nasdaq® 100	0.28%	0.20%	0.20% G	0.00%	0.68%
JNL/Mellon Capital JNL 5	0.27%	0.20%	0.17% G	0.00%	0.64%
JNL/Mellon Capital S&P® SMid 60	0.29%	0.20%	0.17% G	0.00%	0.66%
JNL/Mellon Capital Communications Sector	0.31%	0.20%	0.17% G	0.00%	0.68%
JNL/Mellon Capital Consumer Brands Sector	0.28%	0.20%	0.17% G	0.00%	0.65%
JNL/Mellon Capital Financial Sector	0.29%	0.20%	0.16% G	0.00%	0.65%
JNL/Mellon Capital Healthcare Sector	0.27%	0.20%	0.17% G	0.00%	0.64%
JNL/Mellon Capital Oil & Gas Sector	0.28%	0.20%	0.16% G	0.00%	0.64%
JNL/Mellon Capital Technology Sector	0.28%	0.20%	0.16% G	0.00%	0.64%
Jackson Variable Series Trust
JNL/DoubleLine® Total Return	0.47%	0.20%	0.17% G	0.02%	0.86%
JNL/PIMCO Credit Income	0.40%	0.20%	0.17% G	0.00%	0.77%
JNL/T. Rowe Price Capital Appreciation	0.70%	0.20%	0.17% G	0.00%	1.07%

A	Fees and expenses at the Master Fund level for Class 1 shares of each respective Fund are as follows:
JNL/American Funds Blue Chip Income and Growth Fund: Management Fee: 0.39%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.41%.

JNL/American Funds Global Bond Fund: Management Fee: 0.53%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.57%.

JNL/American Funds Global Small Capitalization Fund: Management Fee: 0.70%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.74%.

JNL/American Funds Growth-Income Fund: Management Fee: 0.27%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.29%.

JNL/American Funds International Fund: Management Fee: 0.50%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.54%.

JNL/American Funds New World Fund: Management Fee: 0.72%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.06%; Total Annual Portfolio Operating Expenses: 0.78%.

JNL/American Funds Balanced Fund: Management Fee: 0.27%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses 0.29%.

B
Jackson National Asset Management, LLC (“JNAM” or “Adviser”) has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for such time as the Fund is operated as a Feeder Fund, because during that time it will not be providing the portfolio management portion of the investment advisory and management services. This fee waiver will generally continue as long as the Fund is part of a master-feeder Fund structure, but in any event, the fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees. The Management and the Annual Operating Expense columns in this table reflect the inclusion of the contractual fee waivers.

C
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for at least one year from the date of this Prospectus. Thereafter, the waiver will automatically renew for one-year terms unless the Adviser provides written notice of the termination of the agreement to the Board of Trustees within 30 days of the end of the then current term.

D
JNAM has contractually agreed to waive fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period.  The fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

E	“Other Expenses” include an Administrative Fee of 0.05% which is payable to JNAM.

F	“Other Expenses” include an Administrative Fee of 0.10% which is payable to JNAM.

G	“Other Expenses” include an Administrative Fee of 0.15% which is payable to JNAM.

I	Expense Information has been restated to reflect current fees.

J	“Other Expenses” include an Administrative Fee of 0.09% which is payable to JNAM.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses.

(The Annual Contract Maintenance Charge is determined by dividing the total amount of such charges collected during the calendar year by the total market value of the Investment Divisions, the Fixed Account and the GMWB Fixed Account, if applicable.)

The example assumes that you invest $10,000 in the Contract for the time periods indicated. Neither transfer fees nor Premium tax charges are reflected in the examples. The example also assumes that your investment has a 5% annual return on assets each year.

The following example includes maximum Fund fees and expenses and the cost if you select the optional Earnings Protection Benefit, the 2% Contract Enhancement, the most expensive Optional Death Benefit Endorsement, and the Guaranteed Minimum Withdrawal Benefit (using the maximum possible charge). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,182	$2,924	$4,486	$7,754

If you annuitize at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,182	$2,924	$4,486	$7,754

If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$982	$2,799	$4,436	$7,754

The example does not represent past or future expenses. Your actual costs may be higher or lower.

CONDENSED FINANCIAL INFORMATION

The information about the values of all Accumulation Units constitutes the condensed financial information. Information about the values of Accumulation Units for a base Contract (with no optional endorsements) and for a Contract with the most expensive combination of charges and optional endorsements can be found in Appendix G. Information about the values of all remaining Accumulation Units can be found in the Statement of Additional Information. The value of an Accumulation Unit is determined on the basis of the per share value of an underlying Fund less applicable Separate Account charges, including any optional endorsement charges that are based on average daily Contract Value in the Investment Divisions and are deducted daily as part of the calculation of Accumulation Units. Information about the Separate Account charges and charges for optional endorsements can be found in the “Periodic Expenses” tables above.

The financial statements of the Separate Account and Jackson can be found in the Statement of Additional Information. The financial statements of the Separate Account include information about all the Contracts offered through the Separate Account. The financial statements of Jackson that are included should be considered only as bearing upon the company's ability to meet its contractual obligations under the Contracts. Jackson's financial statements do not bear on the future investment experience of the assets held in the Separate Account. For your copy of the Statement of Additional Information, please contact us at the Annuity Service Center. Our contact information is on the cover page of this prospectus.

THE ANNUITY CONTRACT

Your Contract is a contract between you, the Owner, and us. Your Contract is intended to help facilitate your retirement savings on a tax-deferred basis, or other long-term investment purposes, and provides for a death benefit. Purchases under tax-qualified plans should be made for other than tax deferral reasons. Tax-qualified plans provide tax deferral that does not rely on the purchase of an annuity contract. We will not issue a Contract to someone older than age 90. Optional benefits may have different requirements, as noted. Your Contract Value may be allocated to our Fixed Account, our GMWB Fixed Account or to the Investment Divisions.

Your Contract, like all deferred annuity contracts, has two phases:

•	the accumulation phase, when you make Premium payments to us, and

•	the income phase, when we make income payments to you.

As the Owner, you can exercise all the rights under your Contract. You can assign your Contract at any time during your lifetime, but we will not be bound until we receive written notice of the assignment (there is an assignment form). We reserve the right to refuse an assignment, and an assignment may be a taxable event. Your ability to change ownership is limited on Contracts with one of the For Life GMWBs. Please contact our Annuity Service Center for help and more information.

The Contract is a flexible Premium variable and fixed deferred annuity and may be issued as either an individual or a group contract. Contracts issued in your state may provide different features and benefits than those described in this prospectus. This prospectus provides a description of the material rights and obligations under the Contract. Your Contract and any endorsements are the formal contractual agreement between you and the Company. In those states where Contracts are issued as group contracts, references throughout the prospectus to “Contract(s)” shall also mean “certificate(s).”

JACKSON

We are a stock life insurance company organized under the laws of the state of Michigan in June 1961. Our legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951. We are admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. We are ultimately a wholly owned subsidiary of Prudential plc (London, England). Prudential plc is also the ultimate parent of PPM America, Inc. a sub-adviser for certain of the Funds. Jackson is the parent of Jackson National Asset Management, LLC (“JNAM”), the Funds’ investment adviser and administrator. JNAM provides certain administrative services with respect to the Separate Account, including separate account administration services and financial and accounting services. JNAM is located at 225 West Wacker Drive, Chicago, IL 60606.

We issue and administer the Contracts and the Separate Account. We maintain records of the name, address, taxpayer identification number and other pertinent information for each Owner, the number and type of Contracts issued to each Owner and records with respect to the value of each Contract.

We are working to provide documentation electronically. When this program is available, we will, as permitted, forward documentation electronically. Please contact us at our Annuity Service Center for more information.

THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT

Contract Value allocated to the Fixed Account and/or the GMWB Fixed Account will be placed with other assets in our General Account. Unlike the Separate Account, the General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors are looking to the financial strength of the insurance company for its obligations under the Contract, including, for example, guaranteed minimum death benefits and guaranteed minimum withdrawal benefits. The Fixed Account and the GMWB Fixed Account are not registered with the SEC, and the SEC does not review the information we provide to you about them. Disclosures regarding the Fixed Account and the GMWB Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Transfers out of the Fixed

Account and the GMWB Fixed Account are subject to contractual and administrative requirements. For more information, please see the application, check with the registered representative helping you to purchase the Contract, or contact us at our Annuity Service Center.

THE FIXED ACCOUNT

The Fixed Account offers a base interest rate that we established and will credit to the amounts allocated to the Fixed Account for a six-month period.

The base interest rate is subject to your Contract's Fixed Account minimum interest rate, which will be 2% a year, credited daily, during the first ten Contract Years and 3% a year, credited daily, afterwards. Subject to these minimum requirements, we may declare different base interest rates at different times.

We require that Premium allocated to the Fixed Account (including any Contract Enhancement) be automatically transferred, on a monthly basis in equal installments, to your choice of Investment Divisions within six months of the allocation, so that at the end of the period, all amounts in the Fixed Account will have been transferred out. The installment amount will be determined based on the amount allocated to the Fixed Account and the credited interest rate. Charges, withdrawals and any additional transfers (which are permitted at any time) taken from the Fixed Account will shorten the length of time it takes to deplete the account balance. Automatic transfers will not count against the 15 free transfers in a Contract year.

Interest will continue to be credited daily on the account balance remaining in the Fixed Account as funds are automatically transferred into your choice of Investment Divisions. However, the effective yield over the six-month automatic transfer period will be less than the credited interest rate, as it will be applied to a declining balance in the Fixed Account.

THE GMWB FIXED ACCOUNT

The Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account. The GMWB Fixed Account is available only in conjunction with the purchase of the Jackson Select Protector GMWB. If you elect to purchase this GMWB, automatic transfers of your Contract Value may be required to and from the GMWB Fixed Account according to non-discretionary formulas. Although these transfers may automatically be made from time to time between your Contract Value and the GMWB Fixed Account, you may not allocate additional monies to, or make transfers to or from, the GMWB Fixed Account.

The Contract Value in the GMWB Fixed Account is credited with a specific interest rate. The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year. GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared. The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 2% a year during the first ten Contract Years and 3% a year afterwards. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account. Transfers to and from the GMWB Fixed Account are automatic according to non-discretionary formulas; you may not choose to transfer amounts to and from the GMWB Fixed Account. These automatic transfers will not count against the 15 free transfers in a Contract Year. You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

For more detailed information regarding Jackson Select Protector GMWB, including the GMWB Fixed Account, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets Endorsement (Jackson Select Protector GMWB)” beginning on page 65.

THE SEPARATE ACCOUNT

We established the Separate Account on June 14, 1993, pursuant to the provisions of Michigan law. The Separate Account is a separate account under state insurance law and a unit investment trust under federal securities law and is registered as an investment company with the SEC.

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (CEA) with respect to the Separate Account. Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the Separate Account.

The assets of the Separate Account legally belong to us and the obligations under the Contracts are our obligations. However, we are not allowed to use the Contract assets in the Separate Account to pay our liabilities arising out of any other business we may conduct. All of the income, gains and losses resulting from these assets (whether or not realized) are credited to or charged against the Contracts and not against any other Contracts we may issue.

The Separate Account is divided into Investment Divisions. We do not guarantee the investment performance of the Separate Account or any of its Investment Divisions.

INVESTMENT DIVISIONS

Your Contract Value may be allocated to no more than 99 Investment Divisions, the Fixed Account and the GMWB Fixed Account at any one time. Each Investment Division purchases the shares of one underlying Fund (mutual fund portfolio) that has its own investment objective. The Investment Divisions are designed to offer the potential for a higher return than the Fixed Account and the GMWB Fixed Account. However, this is not guaranteed. It is possible for you to lose your Contract Value allocated to any of the Investment Divisions. If you allocate Contract Values to the Investment Divisions, the amounts you are able to accumulate in your Contract during the accumulation phase depends upon the performance of the Investment Divisions you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.

The following Funds in which the Investment Divisions invest are each known as a Fund of Funds. Funds offered in a Fund of Funds structure may have higher expenses than direct investments in the underlying Funds. You should read the summary prospectuses for the Funds and/or the prospectus for the JNL Series Trust for more information.

JNL/American Funds® Balanced Allocation
JNL/American Funds Growth Allocation
JNL Institutional Alt 20
JNL Institutional Alt 35
JNL Institutional Alt 50
JNL/DFA Growth Allocation Fund
JNL/DFA Moderate Allocation Fund
JNL/Franklin Templeton Founding Strategy
JNL/Mellon Capital 10 x 10
JNL/Mellon Capital Index 5
JNL/S&P 4
JNL/S&P Managed Conservative
JNL/S&P Managed Moderate
JNL/S&P Managed Moderate Growth
JNL/S&P Managed Growth
JNL/S&P Managed Aggressive Growth
JNL Disciplined Moderate
JNL Disciplined Moderate Growth
JNL Disciplined Growth

In addition to the Fund of Funds structure, certain of the Funds operate as feeder funds that invest in master funds. These Funds are identified in the following descriptions by the designation (“Feeder Fund”) following the name of the Fund. For more information about a Feeder Fund, you should read the summary prospectuses for the Funds and/or the prospectus for the JNL Series Trust.

Important information regarding the Investment Division investing in the JNL/Mellon Capital Communications Sector Fund (“the Division”): As of September 15, 2014, the JNL/Mellon Capital Communications Sector Investment Division stopped accepting any additional allocations or transfers. If as of September 15, 2014 you had an automatic program, such as Dollar Cost Averaging, Dollar Cost Averaging Plus, Earnings Sweep, and Rebalancing, and it included an allocation to the Division, you can continue to include the Division under the program based on your then existing election until you revise or terminate the automatic program. Any change to the then existing automatic program is not permitted if you wish to continue to include an allocation to the Division under the program. The Division is not available for any new or revised allocation instructions under any automatic program. If you have allocation instructions for future premium payments on file with us that include an allocation to the Division, you must choose a replacement Investment Division. If you have not chosen a replacement Investment Division and make a subsequent premium payment, all such allocations to the Division prior to our receipt of new allocation instructions from you will be allocated to the JNL/WMC Government Money Market Investment Division. Your representative can assist you in subsequently reallocating the Contract Value in the JNL/WMC Government Money Market Investment Division to any other available investment option. If you have the Jackson Select Protector Guaranteed Minimum Withdrawal Benefit (GMWB), automatic transfers apply under the Transfer of Assets provision. The automatic transfers are allocated based on your allocation instructions for future premium payments, described above. Therefore, when you change your allocation instructions for future premium payments, you will also be changing your instructions under the Transfer of Assets provision. Prior to our receipt of new allocation instructions, the automatic transfers will continue to be based on your existing instructions. Amounts invested in the Division as of September 12, 2014 will remain invested unless we receive instruction from you. You may continue to make transfers and withdrawals out of the Division in connection with the usual transactions under a Contract, such as partial withdrawals or withdrawals under a GMWB, if available. However, if you transfer out of the Division on or after September 15, 2014 you will not be able to transfer back in.

The names of the Funds that are or were previously available, along with the names of the advisers and sub-advisers and a brief statement of each investment objective, are below:

JNL Series Trust

JNL/American Funds Balanced Fund ("Feeder Fund") (formerly, JNL/Capital Guardian Global Balanced Fund)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management Company SM , investment adviser to the Master Fund )
Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term through exclusive investment in Class 1 shares of the American Funds Insurance Series ® - Asset Allocation Fund SM ("Master Fund"). The Master Fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the Master Fund expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments and cash.

JNL/American Funds Blue Chip Income and Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks both income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Blue Chip Income and Growth FundSM (“Master Fund”). The Master Fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4 billion.

JNL/American Funds Global Bond Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks, over the long term, a high level of total return consistent with prudent investment management through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Bond FundSM (“Master Fund”). The Master Fund seeks to provide as high a level of total return as is consistent with prudent management, by investing at least 80% of its assets in bonds. As the Master Fund seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but no fewer than three countries).

JNL/American Funds Global Small Capitalization Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks growth of capital over time through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Small Capitalization FundSM (“Master Fund”). The Master Fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. As the Master Fund seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but no fewer than three countries).

JNL/American Funds Growth-Income Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks long-term growth of capital and income through exclusive investment in the Class 1 shares of the American Funds Insurance Series ® – Growth-Income Fund SM (“Master Fund”). The Master Fund seeks to make the investment grow and provide income by investing primarily in common stocks or other equity-type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, that the investment adviser to the Master Fund believes demonstrate the potential for appreciation and/or dividends. The Master Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

JNL/American Funds International Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks long-term growth of capital through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – International FundSM ( “Master Fund”). The Master Fund seeks to make the investment grow by investing primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser to the Master Fund believes have the potential for growth. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds New World Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks long-term capital appreciation through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – New World Fund® ( “Master Fund”). The Master Fund may invest in companies without regard to market capitalization, including companies with small market capitalizations. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value. Under normal market conditions, the Master Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

JNL Multi-Manager Mid Cap Fund
Jackson National Asset Management, LLC (and Champlain Investment Partners, LLC, ClearBridge Investments, LLC, and Victory Capital Management, Inc.)
Seeks long-term total return by investing, under normal circumstances, at least 80% of its total net assets in a variety of mid-capitalization growth and value strategies managed by unaffiliated investment managers.

JNL Multi-Manager Small Cap Growth Fund
Jackson National Asset Management, LLC (and Chicago Equity Partners, LLC, Granahan Investment Management, Inc., LMCG Investments, LLC, and Victory Capital Management Inc.)
Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in a variety of small cap growth strategies managed by unaffiliated investment managers.

JNL Multi-Manager Small Cap Value Fund
Jackson National Asset Management, LLC (and Century Capital Management, LLC, Chicago Equity Partners, LLC, Cooke & Bieler L.P., and Cortina Asset Management, LLC)
Seeks long-term total return by investing, under normal market conditions, at least 80% of its assets in a variety of small cap value strategies managed by unaffiliated investment managers.

JNL Institutional Alt 20 Fund
Jackson National Asset Management, LLC
Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed-income securities. The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust. Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust are available as Underlying Funds. The Fund allocates approximately 80% of its assets to traditional investment categories and approximately 20% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential. As listed in the Fund prospectus, the Fund considers the Alternative Assets, Alternative Strategies, and Risk Management investment categories to be non-traditional, and the Domestic/Global Equity, Domestic/Global Fixed Income, International, International Fixed Income, Sector, Specialty, and Tactical Management investment categories to be traditional. Please see the Fund prospectus for more information.

JNL Institutional Alt 35 Fund
Jackson National Asset Management, LLC
Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed-income securities. The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust. Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust are available as Underlying Funds. The Fund allocates approximately 65% of its assets to traditional investment categories and approximately 35% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential. As listed in the Fund prospectus, the Fund considers the Alternative Assets, Alternative Strategies, and Risk Management investment categories to be non-traditional, and the Domestic/Global Equity, Domestic/Global Fixed Income, International, International Fixed Income, Sector, Specialty, and Tactical Management investment categories to be traditional. Please see the Fund prospectus for more information.

JNL Institutional Alt 50 Fund
Jackson National Asset Management, LLC
Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed-income securities. The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust. Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust are available as Underlying Funds. The Fund allocates approximately 50% of its assets to traditional investment categories and approximately 50% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential. As listed in the Fund prospectus, the Fund considers the Alternative Assets, Alternative Strategies, and Risk Management investment categories to be non-traditional, and the Domestic/Global Equity, Domestic/Global Fixed Income, International, International Fixed Income, Sector, Specialty, and Tactical Management investment categories to be traditional. Please see the Fund prospectus for more information.

JNL/American Funds® Balanced Allocation Fund
Jackson National Asset Management, LLC
Seeks a balance between current income and growth of capital by investing in Class 1 shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are a part of the American Funds Insurance Series® (“AFIS”). Not all Funds of AFIS are available as Underlying Funds. Under normal circumstances, the Fund allocates approximately 50%-80% of its assets to Underlying Funds that invest primarily in equity securities and 20%-50% of its assets to Underlying Funds that invest primarily in fixed-income securities.

JNL/American Funds Growth Allocation Fund
Jackson National Asset Management, LLC
Seeks capital growth with a secondary emphasis on current income by investing in Class 1 shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are a part of the American Funds Insurance Series® (“AFIS”). Not all Funds of AFIS are available as Underlying Funds. Under normal circumstances, the Fund allocates approximately 70%-100% of its assets to Underlying Funds that invest primarily in equity securities and 0%-30% of its assets to Underlying Funds that invest primarily in fixed-income securities.

JNL/AQR Large Cap Relaxed Constraint Equity Fund (formerly, JNL/Goldman Sachs U.S. Equity Flex Fund)
Jackson National Asset Management, LLC (AQR Capital Management, LLC)
Seeks long-term capital appreciation by investing in a broad mix of equity securities that aims to produce long-term capital appreciate in excess of the Russell 1000 ® Index ("Index"). The Fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in equity securities or equity related instruments of large-capitalization companies, which the sub-adviser generally considers to be those companies with market capitalizations within the range of the Index at the time of purchase.

JNL/BlackRock Global Allocation Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)
Seeks high total investment return by investing in a portfolio of equity and debt securities, money market securities and other short-term securities or instruments of issuers located around the world. Generally, the Fund will invest in both equity and debt securities and seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Equity securities include common stock, rights and warrants, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

JNL/BlackRock Large Cap Select Growth Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)
Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $2.0 billion at the time of investment. Investments in equity securities include common stock and preferred stock, as well as American Depository Receipts. In addition, up to 20% of the Fund’s net assets may be invested in foreign equity securities.

JNL/BlackRock Natural Resources Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)
Seeks long-term capital growth by investing primarily in equity securities of companies with substantial natural resource assets. Under normal circumstances, the Fund will invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset. The Fund may invest in securities of issuers with any market capitalization. There are no geographic limits on the Fund’s investments.

JNL/Brookfield Global Infrastructure and MLP Fund
Jackson National Asset Management, LLC (and Brookfield Investment Management Inc.)
Seeks total return through growth of capital and current income by investing primarily in securities of publicly traded infrastructure companies. Under normal market conditions, the Fund will invest at least 80% of its net assets in MLPs and publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange. MLPs may derive income and gains from the exploration, development, mining or production, process, refining, transportation, or marketing of any mineral or natural resources.

JNL/Causeway International Value Select Fund
Jackson National Asset Management, LLC (and Causeway Capital Management LLC)
Seeks long-term growth of capital income and income by investing, under normal circumstances, in common stocks of companies located in developed countries outside the U.S. The Fund invests at least 80% of its assets in stocks of companies located in a number of foreign countries and invests the majority of its total assets in companies that pay dividends or repurchase their shares.

JNL/Crescent High Income Fund
Jackson National Asset Management, LLC (and Crescent Capital Group, LP)
Seeks high current income with capital appreciation by investing primarily in high yield fixed-income securities and bank loans that are rated below investment grade. The Fund considers investments to be below investment grade if they are rated BB+ or lower by Standard & Poor’s Ratings Services or Fitch, Inc. and/or Ba1 or lower by Moody’s Investors Service, Inc., or, if unrated, deemed to be below investment grade by the sub-adviser. Below investment grade fixed-income securities are commonly referred to as “junk bonds.”

JNL/DFA Growth Allocation Fund
Jackson National Asset Management, LLC
Seeks total return consisting of capital appreciation and current income by investing in shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the Fund may invest are part of DFA Investment Dimensions Group, Inc. and Dimensional Investment Group Inc. To achieve its investment objective, the Fund allocates its assets to Underlying Funds that invest in equity and fixed-income securities. Generally, the Fund invests its assets in domestic and international equity Underlying Funds and fixed-income Underlying Funds to achieve an allocation of approximately 60% to 100% (with a target allocation of approximately 80%) of the Fund’s assets to domestic and international equity Underlying Funds and 0% to 40% (with a target allocation of approximately 20%) of its assets to fixed-income Underlying Funds.

JNL/DFA Moderate Allocation Fund
Jackson National Asset Management, LLC
Seeks total return consisting of capital appreciation and current income by investing in shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the Fund may invest are part of DFA Investment Dimensions Group, Inc. and Dimensional Investment Group Inc. To achieve its investment objective, the Fund allocates its assets to

Underlying Funds that invest in equity and fixed-income securities. Generally, the Fund invests its assets in domestic and international equity Underlying Funds and fixed-income Underlying Funds to achieve an allocation of approximately 40% to 80% (with a target allocation of approximately 60%) of the Fund’s assets to domestic and international equity Underlying Funds and 20% to 60% (with a target allocation of approximately 40%) of its assets to fixed-income Underlying Funds.

JNL/DFA U.S. Core Equity Fund
Jackson National Asset Management, LLC (and Dimensional Fund Advisors LP)
Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of U.S. companies. The percentage allocation of the assets of the Fund to securities of the largest U.S. growth companies will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. universe. The percentage by which the Fund’s allocation to securities of the largest U.S. growth companies is reduced will change due to market movements.

JNL/DoubleLine ® Shiller Enhanced CAPE ® Fund
Jackson National Asset Management, LLC (and DoubleLine Capital LP)
Seeks total return (capital appreciation and current income) which exceeds the total return (capital appreciation and current income) in excess of the Shiller Barclays CAPE ® US Sector TR USD Index. The Fund will seek to use derivatives, or a combination of derivatives and direct investments to provide a return that tracks closely the performance of the Index. The Fund will also invest in a portfolio of debt securities to provide additional long-term total return.

JNL/FPA + DoubleLine® Flexible Allocation Fund
Jackson National Asset Management, LLC (DoubleLine Capital LP, First Pacific Advisors, LLC and Ivy Investment Management Company)
Seeks to provide total return by allocating among a variety of alternative strategies managed by three unaffiliated sub-advisers. Each of the sub-advisers generally provides day-to-day management for a portion of the Fund’s assets.

JNL/Franklin Templeton Founding Strategy Fund
Jackson National Asset Management, LLC
Seeks capital appreciation by investing in Class A shares of a diversified group of other Funds: JNL/Franklin Templeton Income Fund; JNL/Franklin Templeton Global Fund; and, JNL/Franklin Templeton Mutual Shares Fund (“Underlying Funds”). The Fund allocates approximately 33 1/3% of its assets and cash flow among the Underlying Funds. These Underlying Funds, in turn invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed-income and money market securities.

JNL/Franklin Templeton Global Fund (formerly, JNL/Franklin Templeton Global Growth Fund)
Jackson National Asset Management, LLC (and Templeton Global Advisors Limited)
Seeks long-term capital growth by investing, under normal market conditions, primarily in the equity securities of companies located anywhere in the world, including emerging markets. The equity securities in which the Fund primarily invests are common stock. Although the Fund seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or sectors.

JNL/Franklin Templeton Global Multisector Bond Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)
Seeks total investment return consisting of a combination of interest income, capital appreciation, and currency gains. Under normal market conditions the Fund will invest at least 80% of its assets in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, government-related issuers, or corporate issuers worldwide. The Fund may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. The Fund's assets will be invested in issuers located in at least three countries (including the U.S.).

JNL/Franklin Templeton Income Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)
Seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities. The equity securities in which the Fund invests consist primarily of common stock. The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields.

JNL/Franklin Templeton International Small Cap Growth Fund
Jackson National Asset Management, LLC (and Franklin Templeton Institutional, LLC and Templeton Investment Counsel, LLC)
Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets in a diversified portfolio of investments of smaller international companies, located outside of the U.S., including those of emerging or developing markets. The Fund invests predominately in securities listed or traded on recognized international markets in developed countries included in MSCI EAFE Small Cap Index and All Country World exUS Small Cap Index. The Fund may, from time to time, have significant investments in a particular sector or country.

JNL/Franklin Templeton Mutual Shares Fund
Jackson National Asset Management, LLC (and Franklin Mutual Advisers, LLC)
Seeks capital appreciation, which may occasionally be short-term (which is capital appreciation return on investment in less than 12 months), and secondarily, income. The Fund, under normal market conditions, invests primarily in equity securities (including securities convertible into, or that the sub-adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the Fund invests in undervalued securities (securities trading at a discount to intrinsic value). The equity securities in which the Fund invests are primarily common stock.

JNL/Goldman Sachs Core Plus Bond Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)
Seeks a high level of current income, with capital appreciation as a secondary objective. The Fund invests, under normal circumstances, at least 80% of its assets in a globally diverse portfolio of bonds and other fixed-income securities and related investments. The sub-adviser has broad discretion to invest the Fund’s assets among certain segments of the fixed-income market including in U.S. investment-grade bonds, collateralized loan obligations, high-yield non-investment grade debt securities, corporate debt securities, emerging market debt securities and in obligations of domestic and foreign issuers which may be denominated in currencies other than the U.S. dollar.

JNL/Invesco China-India Fund
Jackson National Asset Management, LLC (and Invesco Hong Kong Limited)
Seeks long-term capital growth by investing normally 80% of its assets (net assets plus the amount of any borrowings for investment purposes), in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, which are incorporated in, or listed in, or have their area of primary activity in the Greater China region (including mainland China, Hong Kong, Macau and Taiwan) and India.

JNL/Invesco Global Real Estate Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. and sub-sub-adviser: Invesco Asset Management Limited)
Seeks high total return by investing, normally, at least 80% of its assets in securities of real estate and real estate-related companies, including real estate investment trusts and in derivatives and other instruments that have economic characteristics similar to such securities. The companies will be located in at least three different countries, including the U.S.

JNL/Invesco International Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)
Seeks long-term growth of capital by primarily investing in equity securities and depository receipts of foreign issuers. The Fund focuses its investments in common and preferred stock and invests, under normal circumstances in securities of companies located in at least three countries outside of the U.S. The Fund may also invest no more than 30% in emerging markets securities.

JNL/Invesco Mid Cap Value Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)
Seeks total return through growth of capital by investing at least 80% of its assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations generally in the range of $2 billion to $10 billion or in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued.

JNL/Invesco Small Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)
Seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities of small-capitalization companies. The Fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities.

JNL/JPMorgan MidCap Growth Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)
Seeks capital growth over the long-term by investing, under normal market circumstances, at least 80% of its assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares. The Fund may also invest up to 20% of its total assets in all types of foreign securities.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)
Seeks to obtain a high level of current income by investing, under normal circumstances, at least 80% of its assets in U.S. Treasury securities, obligations issued by agencies or instrumentalities of the U.S. government (which may not be backed by the U.S. government) and mortgage-backed securities, that are supported either by the full faith and credit of the U.S. government or their own credit, collateralized mortgage obligations issued by private issuers, and repurchase agreements related to the principal investments. The Fund may also invest in high-quality corporate debt securities.

JNL/Mellon Capital 10 x 10 Fund
Jackson National Asset Management, LLC
Seeks capital appreciation and income by investing in Class A shares of the following Underlying Funds:

➢	50% in the JNL/Mellon Capital JNL 5 Fund;

➢	10% in the JNL/Mellon Capital S&P 500 Index Fund;

➢	10% in the JNL/Mellon Capital S&P 400 MidCap Index Fund;

➢	10% in the JNL/Mellon Capital Small Cap Index Fund;

➢	10% in the JNL/Mellon Capital International Index Fund; and

➢	10% in the JNL/Mellon Capital Bond Index Fund.

JNL/Mellon Capital Index 5 Fund
Jackson National Asset Management, LLC
Seeks capital appreciation by investing in Class A shares of the following Underlying Funds:

➢	20% in the JNL/Mellon Capital S&P 500 Index Fund;

➢	20% in the JNL/Mellon Capital S&P 400 MidCap Index Fund;

➢	20% in the JNL/Mellon Capital Small Cap Index Fund;

➢	20% in the JNL/Mellon Capital International Index Fund; and

➢	20% in the JNL/Mellon Capital Bond Index Fund.

JNL/Mellon Capital Emerging Markets Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The Fund invests, under normal circumstances, at least 80% of its assets in stocks included in the MSCI Emerging Markets Index (“Index”), including depositary receipts representing securities of the Index.  The Fund attempts to replicate the Index by investing all or substantially all of its assets in the securities that comprise the Index.

JNL/Mellon Capital European 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to provide capital appreciation by investing at least 80% of its assets in the stock of 30 companies selected from the MSCI Europe Index.

JNL/Mellon Capital Pacific Rim 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to provide capital appreciation by investing under normal circumstances at least 80% of its assets in the stock of 30 companies selected from the MSCI Pacific Index.

JNL/Mellon Capital MSCI KLD 400 Social Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to track the investment results of the MSCI KLD 400 Social Index, which is a free float-adjusted market capitalization index designed to target U.S. companies that have positive environmental, social and governance characteristics.

JNL/Mellon Capital S&P 500 Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to match the performance of the S&P 500® Index. The Fund seeks to invest under normal circumstances at least 80% of its assets in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index in order to provide long-term capital growth.

JNL/Mellon Capital S&P 400 MidCap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to match the performance of the S&P MidCap 400 Index. The Fund invests in equity securities of medium capitalization-weighted domestic corporations. Under normal circumstances the Fund invests at least 80% of its assets in the stocks in the S&P MidCap 400 Index in proportion to their market capitalization weighting in the S&P MidCap 400 Index in order to provide long-term capital growth.

JNL/Mellon Capital Small Cap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to match the performance of the S&P SmallCap 600 Index and provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies. The Fund, under normal circumstances, invests at least 80% of its assets in the stocks included in the S&P SmallCap 600 Index in proportion to their market capitalization weighting in the Index.

JNL/Mellon Capital International Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to match the performance of the MSCI Europe Australia Far East (“MSCI EAFE”) Index. The Fund invests in international equity securities attempting to match the characteristics of each country within the index. Under normal circumstances the Fund invests at least 80% of its assets in the stocks included in the MCSI EAFE Index or derivative securities economically related to the MSCI EAFE Index in order to provide long-term capital growth.

JNL/Mellon Capital Bond Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to match the performance of the Bloomberg Barclays U.S. Aggregate Bond Index by investing under normal circumstances at least 80% of its assets in fixed-income securities. The Fund seeks to provide a moderate rate of income by investing in domestic fixed-income investments.

JNL/MFS Mid Cap Value Fund (formerly, JNL/Goldman Sachs Mid Cap Value Fund)
Jackson National Asset Management, LLC (and Massachusetts Financial Services Company d/b/a MFS Investment Management)
Seeks capital appreciation by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in issues with medium market capitalizations.

JNL/Neuberger Berman Strategic Income Fund
Jackson National Asset Management, LLC (and Neuberger Berman Investment Advisers LLC)
Seeks high current income with long-term capital appreciation as its secondary objective by investing primarily in a diversified mix of fixed rate and floating rate debt securities. The Fund’s investments may include securities issued by domestic and foreign governments, corporate entities, and trust structures. The Fund may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; currencies and non-U.S. securities; mortgage-backed securities and other asset-backed securities; and loans.

JNL/Oppenheimer Global Growth Fund
Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)
Seeks capital appreciation by investing mainly in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid-capitalization and large-capitalization companies.

JNL/PIMCO Real Return Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)
Seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments, which include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

JNL/PIMCO Total Return Bond Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)
Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management. The Fund invests, under normal circumstances, at least 80% of its assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

JNL/PPM America Floating Rate Income Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks to provide a high level of current income by investing, under normal circumstances, at least 80% of its net assets in floating rate loans and other floating rate investments, defined as floating rate loans, floating rate notes, other floating rate debt securities, structured products, money market securities of all types, repurchase agreements, shares of money market funds, short-term bond funds and floating rate funds.

JNL/PPM America High Yield Bond Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks to maximize current income, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in high-yield, high-risk debt securities, commonly referred to as “junk bonds” and related investments. The Fund may also invest in securities of foreign issuers. To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum requirement.

JNL/PPM America Mid Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies constituting the Russell Midcap Index (“Index”) under normal market conditions at the time of the initial purchase. The market capitalization range of the Index will vary with market conditions over time. If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell such company's securities.

JNL/PPM America Small Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies within the range of securities of the S&P SmallCap 600 Index (“Index”) under normal market conditions at the time of initial purchase. The market capitalization range of the Index will vary with market conditions over time. If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell such company's securities.

JNL/PPM America Total Return Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management. Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. The Fund may also invest in derivative instruments.

JNL/PPM America Value Equity Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks long-term growth of capital by investing, primarily, in a diversified portfolio of equity securities of domestic companies. Such companies will typically have market capitalizations within the range of companies constituting the S&P 500 Index (“Index”) under normal market conditions at the time of the initial purchase. The market capitalization range of the Index will vary with market conditions over time. At least 80% of its assets will be invested, under normal circumstances, in equity securities.

JNL/T. Rowe Price Established Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks long-term growth of capital by investing generally in common stocks of large-capitalization companies. The sub-adviser generally seeks investments in stocks of large-capitalization companies, which the Sub-Adviser defines as a company whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index, and that has one or more of the following characteristics: strong cash flow and an above-average rate of earnings growth; the ability to sustain earnings momentum during economic downturns; and occupation of a lucrative niche in the economy and the ability to expand even during times of slow economic growth. While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options.

JNL/T. Rowe Price Mid-Cap Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks long-term growth of capital by investing at least 80% of its assets, under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the sub-adviser expects to grow at a faster rate than the average company.

JNL/T. Rowe Price Short-Term Bond Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities. The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities, including securities in emerging markets. Normally, the Fund will invest at least 80% of its net assets in bonds. The Fund will only purchase securities that are rated within one of the four highest credit categories (e.g. AAA, AA, A, BBB, or equivalent) at the time of purchase by at least one major credit rating agency or, if unrated, deemed to be of comparable quality by the sub-adviser.

JNL/T. Rowe Price Value Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks long-term capital appreciation by investing, via a value approach investment selection process, at least 65% of total assets in common stocks believed to be undervalued. Stock holdings are expected to consist primarily of large-company stocks, but may also include mid-cap and small-cap companies. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities, including securities that are economically tied to emerging markets. Income is a secondary objective.

JNL/WMC Balanced Fund
Jackson National Asset Management, LLC (and Wellington Management Company LLP)
Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stocks and investment grade fixed-income securities. The Fund may invest in any type or class of security. The anticipated mix of the Fund’s holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including investment-grade corporate bonds, U.S. Treasury and government agency bonds, mortgage-backed securities, asset-backed securities, and commercial-backed securities. Cash and cash equivalents are included in the fixed income fund weighting.

JNL/WMC Government Money Market Fund (formerly, JNL/WMC Money Market Fund)
Jackson National Asset Management, LLC (and Wellington Management Company LLP)
Seeks to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in, under normal circumstances, at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are "collateralized fully" (i.e., collateralized by cash or government securities).

JNL/WMC Value Fund
Jackson National Asset Management, LLC (and Wellington Management Company LLP)
Seeks long-term growth of capital by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $10 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

JNL/S&P Competitive Advantage Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)
Seeks capital appreciation by investing in the stock of anywhere from 30 to 90 distinct companies (generally ranging from 35 to 50 distinct companies) included in the S&P 500® Index that are believed to have superior profitability, as measured by return on invested capital, and trade at relatively attractive valuations.

JNL/S&P Dividend Income & Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)
Seeks primarily capital appreciation with secondary focus on current income by investing in the stock of 33 to 99 distinct companies (generally ranging from 35 to 50 distinct companies) included in the S&P 500® Index that have attractive dividend yields and strong capital structures as determined by Standard & Poor’s Investment Advisory Services LLC.

JNL/S&P Intrinsic Value Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)
Seeks capital appreciation by investing in the stock of 30 to 90 distinct companies (generally ranging from 45 to 60 distinct companies) included in the S&P 500® Index that generate strong free cash flows and sell at relatively attractive valuations.

JNL/S&P Total Yield Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)
Seeks capital appreciation by investing in the stock of 30 to 90 distinct companies (generally ranging from 40 to 65 distinct companies) included in the S&P 500® Index that generate positive cash flow and have a strong track record, as determined by Standard & Poor’s Investment Advisory Services LLC of returning cash to investors, such as through dividends, share repurchases or debt retirement.

JNL/S&P Mid 3 Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)
Seeks capital appreciation by investing in common stocks of companies that are identified by a model based on three separate investment strategies. Under normal circumstances, the Fund invests approximately 1/3 of its net assets in the following strategies:

➢	MID Competitive Advantage Strategy;

➢	MID Intrinsic Value Strategy; and

➢	MID Total Equity Yield Strategy.

JNL/S&P 4 Fund
Jackson National Asset Management, LLC
Seeks capital appreciation by making initial allocations (25%) of its assets and cash flows to the following four Underlying Funds (Class A) on a specific date each year:

➢	25% in JNL/S&P Competitive Advantage Fund;

➢	25% in JNL/S&P Dividend Income & Growth Fund;

➢	25% in JNL/S&P Intrinsic Value Fund; and

➢	25% in JNL/S&P Total Yield Fund.

JNL/S&P Managed Conservative Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)
Seeks current income, with capital growth as a secondary objective, by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 10%-30% of its assets to Underlying Funds that invest primarily in equity securities, 70%-90% to Underlying Funds that invest primarily in fixed-income securities and 0%-30% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Moderate Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)
Seeks current income and capital growth by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 30%-50% of its assets to Underlying Funds that invest primarily in equity securities, 50%-70% to Underlying Funds that invest primarily in fixed-income securities and 0-25% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Moderate Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)
Seeks capital growth and current income by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 50%-70% of its assets to Underlying Funds that invest primarily in equity securities, 30%-50% to Underlying Funds that invest primarily in fixed-income securities and 0%-20% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)
Seeks capital growth, with current income as a secondary objective, by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 70%-90% of its assets to Underlying Funds that invest primarily in equity securities, 10%-30% to Underlying Funds that invest primarily in fixed-income securities and 0-15% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Aggressive Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)
Seeks capital growth by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates up to 80%-100% of its assets to Underlying Funds that invest primarily in equity securities, 0%-20% to Underlying Funds that invest primarily in fixed-income securities and 0%-10% to Underlying Funds that invest primarily in money market securities.

JNL Disciplined Moderate Fund
Jackson National Asset Management, LLC
Seeks capital growth, and secondarily, current income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 40%-80% of its assets to Underlying Funds that invest primarily in equity securities, 20%-60% to Underlying Funds that invest primarily in fixed-income securities and 0%-20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL Disciplined Moderate Growth Fund
Jackson National Asset Management, LLC
Seeks capital growth and current income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 60%-90% of its assets to Underlying Funds that invest primarily in equity securities, 10%-40% to Underlying Funds that invest primarily in fixed-income securities and 0%-20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL Disciplined Growth Fund
Jackson National Asset Management, LLC
Seeks capital growth by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 70%-100% of its assets to Underlying Funds that invest primarily in equity securities, 0%-30% to Underlying Funds that invest primarily in fixed-income securities and 0%-20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL Variable Fund LLC

JNL/Mellon Capital DowSM Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through a combination of capital appreciation and dividend income by investing in the thirty securities which comprise the Dow Jones Industrial Average (“DJIA”), with the weight of each security in the Fund substantially corresponding to the weight of such security in the DJIA.

JNL/Mellon Capital Global 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through a combination of capital appreciation and dividend income by investing approximately equal amounts in the securities which comprise the Dow Jones Industrial Average (“DJIA”), the Financial Times Ordinary Index (“FT30 Index”) and the Hang Seng Index. The Fund consists of the ten securities in each of the DJIA, the FT30 Index and the Hang Seng Index, respectively, that have the highest dividend yields in their respective index.

JNL/Mellon Capital Nasdaq® 100 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return by investing in the securities which comprise the NASDAQ-100 Index ® . The Fund seeks to invest under normal circumstances at least 80% of its assets in the stocks in the NASDAQ 100 Index in proportion to their market capitalization weighting in the NASDAQ 100 Index.

JNL/Mellon Capital S&P® SMid 60 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks capital appreciation by investing in the 30 securities that comprise the Standard & Poor's MidCap 400 Index and 30 that comprise the Standard & Poor's SmallCap 600 Index. The Fund seeks to achieve its objective by identifying small and mid-capitalization companies with improving fundamental performance and sentiment. The sub-adviser follows a process that attempts to select small and mid-capitalization companies that are likely to be in an earlier stage of their economic life cycle than mature large-capitalization companies.

JNL/Mellon Capital JNL 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing in the securities that are identified by a model based on five different specialized strategies:

➢	20% in the DowSM 10 Strategy, a dividend yielding strategy;

➢	20% in the S&P® 10 Strategy, a blended valuation-momentum strategy;

➢	20% in the Global 15 Strategy, a dividend yielding strategy;

➢	20% in the 25 Strategy, a dividend yielding strategy; and

➢	20% in the Select Small-Cap Strategy, a small capitalization strategy.

JNL/Mellon Capital Communications Sector Fund (Please Note: The Investment Division investing in the JNL/Mellon Capital Communications Sector Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the MSCI USA IMI Telecommunication Services 25/50 Index in proportion to their market capitalization weighting in the MSCI USA IMI Telecommunication Services 25/50 Index.

JNL/Mellon Capital Consumer Brands Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the MSCI USA IMI Consumer Discretionary Index in proportion to their market capitalization weighting in the MSCI USA IMI Consumer Discretionary Index.

JNL/Mellon Capital Financial Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the securities in the MSCI USA IMI Financials Index in proportion to their market capitalization weighting in the MSCI USA IMI Financials Index.

JNL/Mellon Capital Healthcare Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the securities in the MSCI USA IMI Health Care Index in proportion to their market capitalization weighting in the MSCI USA IMI Health Care Index.

JNL/Mellon Capital Oil & Gas Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the MSCI USA IMI Energy Index in proportion to their market capitalization weighting in the MSCI USA IMI Energy Index.

JNL/Mellon Capital Technology Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the MSCI USA IMI Information Technology Index in proportion to their market capitalization weighting in the MSCI USA IMI Information Technology Index.

Jackson Variable Series Trust

JNL/DoubleLine® Total Return Fund
Jackson National Asset Management, LLC (and DoubleLine Capital LP)
Seeks to maximize total return by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in bonds.

JNL/PIMCO Credit Income Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)
Seeks maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of investment grade corporate fixed-income securities of varying maturities, which may be represented by forwards, repurchase agreements, reverse repurchase agreements or loan participations and assignments or derivatives such as options, futures contracts or swap agreements.

JNL/T. Rowe Price Capital Appreciation Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks long-term capital appreciation by investing primarily in common stocks. The Fund may also hold fixed income and other securities to help preserve principal value. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 50% of its total assets in common stocks. The remaining assets are generally invested in convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), and foreign securities, in keeping with the Fund’s objective. The Fund may invest up to 25% of its total assets in foreign securities.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that the Fund's investment sub-advisers also manage. Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of those other mutual funds. We cannot guarantee, and make no representation, that the investment results of similar Funds will be comparable even though the Funds have the same investment sub-advisers. The Funds described are available only through variable annuity contracts issued by Jackson. They are NOT offered or made available to the general public directly.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

You should read the summary prospectuses for the Funds and/or the prospectuses for the JNL Series Trust, the JNL Variable Fund LLC, and the Jackson Variable Series Trust carefully before investing. The summary prospectuses for the Funds are attached to this prospectus. The summary prospectuses for the Funds and prospectuses for the JNL Series Trust, the JNL Variable Fund LLC, and the Jackson Variable Series Trust may also be obtained at no charge by calling 1-800-644-4565 (Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution), by writing P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting www.jackson.com. Additional Funds and Investment Divisions may be available in the future.

Voting Privileges. To the extent required by law, we will obtain instructions from you and other Owners about how to vote our shares of a Fund when there is a vote of shareholders of a Fund. We will vote all the shares we own in proportion to those instructions from Owners. An effect of this proportional voting is that a relatively small number of Owners may determine the outcome of a vote.

Substitution. We reserve the right to substitute a different Fund or a different mutual fund for the one in which any Investment Division is currently invested, or transfer money to the General Account. We will not do this without any required approval of the SEC. We will give you notice of any substitution.

CONTRACT CHARGES

There are charges associated with your Contract, the deduction of which will reduce the investment return of your Contract. Charges are deducted proportionally from your Contract Value. Some of these charges are for optional endorsements, as noted, so they are deducted from your Contract Value only if you elected to add that optional endorsement to your Contract. These charges may be a lesser amount where required by state law or as described below, but will not be increased, except as also described. We expect to profit from certain charges assessed under the Contract. These charges (and certain other expenses) are as follows:

Mortality and Expense Risk Charges. Each day, as part of our calculation of the value of the Accumulation Units and Annuity Units, we make a deduction for Mortality and Expense Risk Charges. On an annual basis, this charge equals 1.60% of the average daily net asset value of your allocations to the Investment Divisions. This charge does not apply to the Fixed Account or the GMWB Fixed Account.

This charge compensates us for the risks we assume in connection with all the Contracts, not just your Contract. Our mortality risks under the Contracts arise from our obligations and include:

•	to make income payments for the life of the Annuitant during the income phase; and

•	to provide a basic death benefit prior to the Income Date.

Our expense risks under the Contracts include the risk that our actual cost of administering the Contracts and the Investment Divisions may exceed the amount that we receive from the administration charge and the annual contract maintenance charge.

If your Contract Value were ever to become insufficient to pay this charge, your Contract would terminate without value.

Annual Contract Maintenance Charge. During the accumulation phase, we deduct a $50 annual contract maintenance charge on the Contract Anniversary of the Issue Date. We will also deduct the annual contract maintenance charge if you make a total withdrawal. This charge is for administrative expenses. The annual contract maintenance charge will be assessed on the Contract Anniversary or upon full withdrawal and is taken from the Investment Divisions, the Fixed Account and the GMWB Fixed Account based on the proportion their respective values bear to the Contract Value. We will not deduct this charge if, when the deduction is to be made, the value of your Contract is $50,000 or more.

Administration Charge. Each day, as part of our calculation of the value of the Accumulation Units and Annuity Units, we make a deduction for administration charges. On an annual basis, these charges equal 0.15% of the average daily net asset value of your allocations to the Investment Divisions. This charge does not apply to the Fixed Account or the GMWB Fixed Account. This charge compensates us for our expenses incurred in administering the Contracts and the Separate Account.

Transfer Charge. You must pay $25 for each transfer in excess of 15 in a Contract Year. For this purpose, all transfers that are processed on the same Business Day will be considered as one transfer. This charge is deducted from the amount that is transferred prior to the allocation to a different Investment Division. We waive the transfer charge in connection with Dollar Cost Averaging, Rebalancing transfers and any transfers we require, and we may charge a lesser fee where required by state law.

Earnings Protection Benefit (“EarningsMax”) Charge. If you select the Earnings Protection Benefit endorsement, you may pay us a charge that equals 0.30% (for a maximum of 0.45%) on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. The charge on the currently offered Contracts may be less. Please check with your representative to learn about the current level of the charge and its availability in your state. This charge continues if you transfer ownership of the Contract to someone who would not have been eligible for the Earnings Protection Benefit upon application (75 years or younger), even though the benefit is not payable. If your spouse elects to continue the Contract under the Special Spousal Continuation Option (please see “Special Spousal Continuation Option” on page 142), the charge will continue to be assessed unless your spouse elects to discontinue the Earnings Protection Benefit, at which time the charge will cease. We stop deducting this charge on the date you annuitize.

Contract Enhancement Charge.

PLEASE NOTE: EFFECTIVE OCTOBER 15, 2012, THIS ENDORSEMENT IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

A 2% Contract Enhancement is available to select for a charge that equals 0.395% on an annual basis for a period of five Contract Years. This charge will be imposed based upon the average daily net asset value of your allocations to the Investment Divisions. This charge will also be assessed against any amounts allocated to the Fixed Account and the GMWB Fixed Account by reducing the base interest rate by the applicable charge percentage, but never below the minimum guaranteed interest rate (assuming no withdrawals). (For more information about the Fixed Account and the GMWB Fixed Account, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 13.)

Due to the Contract Enhancement charges listed above, it is possible that upon surrender, you will receive less money back than if you had not elected the Contract Enhancement.

Contract Enhancement Recapture Charge.

PLEASE NOTE: EFFECTIVE OCTOBER 15, 2012, THIS ENDORSEMENT IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

If you select the optional 2% Contract Enhancement and make a partial or total withdrawal from your Contract in the first five Contract Years after a Premium is received, you will pay a Contract Enhancement recapture charge that reimburses us for all or part of the Contract Enhancement that we credited to your Contract based on your Premiums. The recapture charge is applied to withdrawals when:

•	the Contract is returned during the free look period;

•	withdrawals exceed the required minimum distribution of the Internal Revenue Code (the entire withdrawal will be assessed the applicable recapture charge);

•	there is a total withdrawal;

•	there is a total withdrawal due to annuitizing the Contract and the corresponding Income Date is within the recapture charge schedule (see Example 3 in Appendix B).

The percentage amount of the recapture charge depends upon (i) the corresponding declining amount of the Contract Enhancement based on the Contract Year when the Premium payment being withdrawn was received and (ii) when the charge is imposed based on the Completed Years since the receipt of the related Premium. The percentage amounts of the recapture charges are as follows (please see the examples in Appendix B showing how these recapture charges are applied to withdrawals):

Contract Enhancement Recapture Charge (as a percentage of the corresponding Premium payment withdrawn if the optional Contract Enhancement is selected)

2% Contract Enhancement

	Contract Year Premium is Received
Completed Years Since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
0-1	2%	2%	1.25%	1.25%	0.50%	0%	0%	0%
1-2	2%	1.25%	1.25%	0.50%	0%	0%	0%	0%
2-3	1.25%	1.25%	0.50%	0%	0%	0%	0%	0%
3-4	1.25%	0.50%	0%	0%	0%	0%	0%	0%
4-5	0.50%	0%	0%	0%	0%	0%	0%	0%
5-6	0%	0%	0%	0%	0%	0%	0%	0%
6-7	0%	0%	0%	0%	0%	0%	0%	0%
7+	0%	0%	0%	0%	0%	0%	0%	0%

If you return your Contract during the free look period, the entire amount of any Contract Enhancement will be recaptured.

The recapture charge percentage will be applied to the corresponding Premium reflected in the amount withdrawn or to the corresponding Premium reflected in the amount applied to income payments. (Please see the examples in Appendix B). The amount recaptured will be taken from the Investment Divisions and the Fixed Account (and the GMWB Fixed Account, if applicable) in the proportion their respective values bear to the Contract Value. The dollar amount recaptured from the corresponding Premium will never exceed the dollar amount of the Contract Enhancement added to the Contract with respect to that Premium payment. Recapture charges will be applied upon electing to receive income payments if the corresponding Income Date is within the recapture charge schedule, (see Example 3 in Appendix B).

We expect to make a profit on the recapture charge, and examples in Appendix B may assist you in understanding how the recapture charge works. However, we do not assess the recapture charge on any amounts paid out as:

•	death benefits; or

•
withdrawals necessary to satisfy the required minimum distribution of the Internal Revenue Code (but if the requested withdrawal exceeds the required minimum distribution, then the entire withdrawal will be assessed the applicable recapture charge).

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”) Charge.

PLEASE NOTE: EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 53.

Annual Charge	Maximum		Current
	1.20%	(WA Only) 1.20%	0.60%	(WA Only) 0.60%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We deduct the charge from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts; if you select this benefit after your Contract is issued (subject to availability); or upon election of a step-up – subject to the applicable maximum charge.

The actual deduction of the charge will be reflected in your quarterly statement. We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 53. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 52 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 58.

Annual Charge	Maximum		Current
	1.70%	(WA Only) 1.74%	0.85%	(WA Only) 0.87%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month. The actual deduction of the charge will be reflected in your quarterly statement.

We deduct the charge from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability) – subject to the maximum annual charge.

We may also change the charge when there is a step-up on or after the second Contract Anniversary, again subject to the maximum annual charge. In this case, if the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary or Contract Quarterly Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA, so carefully consider this decision should we notify you of a charge increase. You may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary or Contract Quarterly Anniversary following receipt of the request in Good Order within 30 calendar days prior to the Contract Anniversary or Contract Quarterly Anniversary.

We stop deducting this charge on the earlier of the date that the GMWB is terminated, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “5% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up (AutoGuard 5)” beginning on page 58. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 52 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”) Charge.

PLEASE NOTE: EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 62.

Annual Charge	Maximum		Current
	2.00%	(WA Only) 2.04%	1.00%	(WA Only) 1.02%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month. The actual deduction of the charge will be reflected in your quarterly statement.

We deduct the charge from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability) – subject to the maximum annual charge.

We may also change the charge when there is a step-up on or after the second Contract Anniversary, again subject to the maximum annual charge. In this case, if the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary or Contract Quarterly Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA, so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary or Contract Quarterly Anniversary following receipt of the request in Good Order within 30 calendar days prior to the Contract Anniversary or Contract Quarterly Anniversary.

We stop deducting this charge on the earlier of the date that the GMWB is terminated, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “6% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up (AutoGuard 6)” beginning on page 62. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 52 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets (“Jackson Select Protector GMWB”) Charge.

PLEASE NOTE: EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets (Jackson Select Protector GMWB)” beginning on page 65.

Annual Charge	Maximum		Current
	2.30%	(WA Only) 2.34%	1.15%	(WA Only) 1.17%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. The deduction of the charge could cause an automatic transfer under this GMWB's Transfer of Assets provision. For more information, please see “Transfer of Assets” under “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets” beginning on page 65.

Quarterly charges are deducted from your allocations to the Investment Divisions, the Fixed Account Options and the GMWB Fixed Account in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge. We may also change the charge when there is a step-up on or after the second Contract Anniversary, again subject to the applicable maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Such election must be received in Good Order prior to the Contract Anniversary. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order within 30 calendar days prior to the Contract Anniversary.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier of the date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets” beginning on page 73. Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and upon automatic step-up on or after the second Contract Anniversary, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets” beginning on page 65. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 52 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB. The percentage varies depending on which GAWA% table you elect (see table below). For more information about the GWB and the different GAWA% tables, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 74.

GMWBS ISSUED ON OR AFTER SEPTEMBER 15, 2014*

Annual Charge	Maximum		Current
With Income Stream Level 1 GAWA% Table	1.70%	(MO and WA Only) 1.74%	0.85%	(MO and WA Only) 0.87%
With Income Stream Level 2 GAWA% Table	1.90%	1.92%	0.95%	0.96%
With Income Stream Level 3 GAWA% Table	2.10%	2.10%	1.05%	1.05%
With Income Stream Level 4 GAWA% Table	2.50%	2.52%	1.25%	1.26%
With Income Stream Level 5 GAWA% Table	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

*PLEASE NOTE: For GMWBs issued before September 15, 2014, please see Appendix F for the applicable charges (including charges for the Optional Income Upgrade).

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge (please see Appendix F for the maximum annual charges for GMWBs issued before September 15, 2014). We may also change the charge when there is a step-up on or after the second Contract Anniversary (fifth Contract Anniversary for endorsements issued before April 30, 2012), again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 84. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 74. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 52 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net With Joint Option”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB. The percentage varies depending on which GAWA% table you elect (see table below). For more information about the GWB and the different GAWA% tables, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 86.

GMWBS ISSUED ON OR AFTER SEPTEMBER 15, 2014*

Annual Charge	Maximum		Current
With Income Stream Level 1 GAWA% Table	2.30%	(MO and WA Only) 2.34%	1.15%	(MO and WA Only) 1.17%
With Income Stream Level 2 GAWA% Table	2.70%	2.70%	1.35%	1.35%
With Income Stream Level 3 GAWA% Table	3.00%	3.00%	1.60%	1.62%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

*PLEASE NOTE: For GMWBs issued before September 15, 2014, please see Appendix F for the applicable charges (including charges for the Optional Income Upgrade).

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge (please see Appendix F for the maximum annual charges for GMWBs issued before September 15, 2014). We may also change the charge when there is a step-up on or after the second Contract Anniversary (fifth Contract Anniversary for endorsements issued before April 30, 2012), again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 97. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 86. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 52 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB. The percentage varies depending on which GAWA% table you elect (see tables below). For more information about the GWB and the different GAWA% tables, please see “LifeGuard Freedom Flex GMWB” beginning on page 101.

GMWBS ISSUED ON OR AFTER SEPTEMBER 15, 2014*

LifeGuard Freedom Flex GMWB With Income Stream Level 1 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	1.20%	(MO and WA Only) 1.20%	0.60%	(MO and WA Only) 0.60%
6% Bonus and Annual Step-Up	1.40%	1.44%	0.70%	0.72%
7% Bonus and Annual Step-Up	1.70%	1.74%	0.85%	0.87%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex GMWB With Income Stream Level 2 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	1.40%	(MO and WA Only) 1.44%	0.70%	(MO and WA Only) 0.72%
6% Bonus and Annual Step-Up	1.60%	1.62%	0.80%	0.81%
7% Bonus and Annual Step-Up	1.90%	1.92%	0.95%	0.96%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex GMWB With Income Stream Level 3 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	1.60%	(MO and WA Only) 1.62%	0.80%	(MO and WA Only) 0.81%
6% Bonus and Annual Step-Up	1.80%	1.80%	0.90%	0.90%
7% Bonus and Annual Step-Up	2.10%	2.10%	1.05%	1.05%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex GMWB With Income Stream Level 4 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.00%	(MO and WA Only) 2.04%	1.00%	(MO and WA Only) 1.02%
6% Bonus and Annual Step-Up	2.20%	2.22%	1.10%	1.11%
7% Bonus and Annual Step-Up	2.50%	2.52%	1.25%	1.26%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex GMWB With Income Stream Level 5 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.50%	(MO and WA Only) 2.52%	1.25%	(MO and WA Only) 1.26%
6% Bonus and Annual Step-Up	2.70%	2.70%	1.35%	1.35%
7% Bonus and Annual Step-Up	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

*PLEASE NOTE: For GMWBs issued before September 15, 2014, please see Appendix F for the applicable charges (including charges for the Optional Income Upgrade).

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge (please see Appendix F for the maximum annual charges for GMWBs issued before September 15, 2014). We may also change the charge when there is a step-up on or after the second Contract Anniversary, again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. We will, however, stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “LifeGuard Freedom Flex GMWB” beginning on page 110. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “LifeGuard Freedom Flex GMWB” beginning on page 101. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 52 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Note: The above section describes the charge for the LifeGuard Freedom Flex GMWB only. If you purchase the LifeGuard Freedom Flex DB, additional charges apply for that benefit. Please see “LifeGuard Freedom Flex DB” under “Contract Charges”, in the part entitled “Death Benefit Charges”, beginning on page 43 for details.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex With Joint Option GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB. The percentage varies depending on which GAWA% table you elect (see tables below). For more information about the GWB and the different GAWA% tables, please see “LifeGuard Freedom Flex With Joint Option GMWB” beginning on page 112.

GMWBS ISSUED ON OR AFTER SEPTEMBER 15, 2014*

LifeGuard Freedom Flex With Joint Option GMWB With Income Stream Level 1 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	1.80%	(MO and WA Only) 1.80%	0.90%	(MO and WA Only) 0.90%
6% Bonus and Annual Step-Up	2.00%	2.04%	1.00%	1.02%
7% Bonus and Annual Step-Up	2.30%	2.34%	1.15%	1.17%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex With Joint Option GMWB With Income Stream Level 2 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.20%	(MO and WA Only) 2.22%	1.10%	(MO and WA Only) 1.11%
6% Bonus and Annual Step-Up	2.40%	2.40%	1.20%	1.20%
7% Bonus and Annual Step-Up	2.70%	2.70%	1.35%	1.35%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex With Joint Option GMWB With Income Stream Level 3 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.70%	(MO and WA Only) 2.70%	1.35%	(MO and WA Only) 1.35%
6% Bonus and Annual Step-Up	2.90%	2.94%	1.45%	1.47%
7% Bonus and Annual Step-Up	3.00%	3.00%	1.60%	1.62%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

*PLEASE NOTE: For GMWBs issued before September 15, 2014, please see Appendix F for the applicable charges (including charges for the Optional Income Upgrade).

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge (please see Appendix F for the maximum annual charges for GMWBs issued before September 15, 2014). We may also change the charge when there is a step-up on or after the second Contract Anniversary, again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. We will, however, stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “LifeGuard Freedom Flex With Joint Option GMWB” beginning on page 121. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “LifeGuard Freedom Flex With Joint Option GMWB” beginning on page 112. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 52 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GMWB Charge Base (see table below).

Annual Charge	Maximum		Current
	2.20%	(WA Only) 2.22%	1.10%	(WA Only) 1.11%
Charge Basis	GMWB Charge Base
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

GMWB Charge Base. At election, the GMWB Charge Base is equal to the Guaranteed Withdrawal Balance (“GWB”). After each subsequent purchase payment, the GMWB Charge Base is increased by the amount of the purchase payment net of any applicable Premium taxes, subject to a maximum of $5,000,000. The GMWB Charge Base is not reduced for withdrawals unless a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or Stretch RMD, as applicable. In this case, the GMWB Charge Base is reduced for the Excess Withdrawal amount in the same proportion as the Contract Value is reduced by the Excess Withdrawal. The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, Or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the Stretch RMD, as applicable.

For more information about the GAWA and Stretch RMD, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) beginning on page 124.

We deduct the charge from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GMWB Charge Base. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or elections after issue (subject to availability) subject to the applicable maximum charge. The actual deduction of the charge will be reflected in your quarterly statement. We stop deducting this charge on the earlier of the date the endorsement terminates, or the date your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (‘MarketGuard Stretch GMWB’)” beginning on page 124. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 52 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Death Benefit Charges. There is no additional charge for the Contract's basic death benefit. However, for an additional charge, you may select one of the Contract's available optional death benefits in place of the basic death benefit. Please ask your agent whether there are variations on these benefits in your state or contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

If you select the 5% Roll-up Death Benefit, you will pay 0.80% of the GMDB Benefit Base annually (0.20% each Contract Quarter), subject to a maximum annual charge of 1.20% (0.30% quarterly) on new issues. For Contracts issued before April 30, 2012, you pay 0.60% of the GMDB Benefit Base annually (0.15% each Contract Quarter), subject to a maximum annual charge of 1.20% (0.30% quarterly). We deduct the charge from your Contract Value. The charge is deducted from the allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value. While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge. For more information about how the endorsement works, including this benefit's GMDB Benefit Base, please see “5% Roll-up Death Benefit” under “Optional Death Benefits”, beginning on page 134. PLEASE NOTE: EFFECTIVE APRIL 28, 2014, THE 5% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

If you select the 6% Roll-up Death Benefit, you will pay 0.80% of the GMDB Benefit Base for this benefit annually (0.20% each Contract Quarter), subject to a maximum annual charge of 1.60% (0.40% quarterly) on new issues. We deduct the charge from your Contract Value. The charge is deducted from the allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value. While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge. For more information about how the endorsement works, including this benefit's GMDB Benefit Base, please see “6% Roll-up Death Benefit” under “Optional Death Benefits”, beginning on page 135. PLEASE NOTE: EFFECTIVE APRIL 30, 2012, THE 6% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you select the Highest Quarterly Anniversary Value Death Benefit, you will pay 0.30% of the GMDB Benefit Base for this benefit annually (0.075% each Contract Quarter), subject to a maximum annual charge of 0.60% (0.15% quarterly) on new issues. We deduct the charge from your Contract Value. The charge is deducted from the allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value. While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge. For more information about how the endorsement works, including this benefit's GMDB Benefit Base, please see “Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 136.

If you select the Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit, you will pay 0.90% of the GMDB Benefit Base annually (0.225% each Contract Quarter), subject to a maximum annual charge of 1.40% (0.35% quarterly) on new issues. For Contracts issued before April 30, 2012, you pay 0.70% of the GMDB Benefit Base annually (0.175% each Contract Quarter), subject to a maximum annual charge of 1.40% (0.35% quarterly). We deduct the charge from your Contract Value. The charge is deducted from the allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value. While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge. For more information about how the endorsement works, including this benefit's GMDB Benefit Base, please see “Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 137. PLEASE NOTE: EFFECTIVE APRIL 28, 2014, THE COMBINATION 5% ROLL-UP AND HIGHEST QUARTERLY ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

If you select the Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit, you will pay 0.90% of the GMDB Benefit Base for this benefit annually (0.225% each Contract Quarter), subject to a maximum annual charge of 1.80% (0.45% quarterly) on new issues. We deduct the charge from your Contract Value. The charge is deducted from the allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value. While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge. For more information about how the endorsement works, including this benefit's GMDB Benefit Base, please see “Combination 6% Roll-up and Highest Quarterly Anniversary Death Benefit” under “Optional Death Benefits”, beginning on page 138. PLEASE NOTE: EFFECTIVE APRIL 30, 2012, THE COMBINATION 6% ROLL-UP AND HIGHEST QUARTERLY ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you select the LifeGuard Freedom Flex DB optional death benefit, which is only available in conjunction with the purchase of the LifeGuard Freedom Flex GMWB (with 6% Bonus and Annual Step-Up Options), you will pay two separate charges for the combined benefit. For LifeGuard Freedom Flex DB, you will pay 0.70% of the GMWB Death Benefit annually (0.175% each Contract Quarter). For Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the current and maximum charge for LifeGuard Freedom Flex DB is 0.72% of the GMWB Death Benefit annually (0.06% each Contract Month). The charge for LifeGuard Freedom Flex DB, which is based on a percentage of the GMWB Death Benefit, is separate from and in addition to the charge for the LifeGuard Freedom Flex GMWB. The charge for the LifeGuard Freedom Flex GMWB without the Optional Income Upgrade, which is based on a percentage of the Guaranteed Withdrawal Balance (GWB) and paid each Contract Quarter, is currently 1.10% annually. For Contracts purchased in Missouri and Washington State, the charge for LifeGuard Freedom Flex GMWB without the Optional Income Upgrade is currently 1.11% of the GWB annually (0.0925% each Contract Month). For more information about the GMWB Death Benefit, please see “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 140. For more information about the charges for LifeGuard Freedom Flex GMWB (with and without the Optional Income Upgrade), please see page 38, and for benefit information, including the GWB, please see “LifeGuard Freedom Flex GMWB” beginning on page 101. PLEASE NOTE: EFFECTIVE APRIL 28, 2014, THE LIFEGUARD FREEDOM FLEX DB IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value. The charge is deducted from the allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value. While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMWB Death Benefit. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly or monthly charge.

We stop deducting this charge on the date you annuitize.

Commutation Fee. If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after your death during the period for which payments are guaranteed to be made under income option 3 your Beneficiary elects to receive a lump sum payment, the amount received will be reduced by (a) minus (b) where:

•
(a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

•
(b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1.00% higher than the rate used in (a).

Other Expenses. We pay the operating expenses of the Separate Account, including those not covered by the mortality and expense and administrative charges. There are deductions from and expenses paid out of the assets of the Funds. These expenses are described in the attached summary prospectuses for the Funds. For more information, please see the “Total Annual Fund Operating Expenses” table beginning on page 8.

Premium Taxes. Some states and other governmental entities charge Premium taxes or other similar taxes. We pay these taxes and may make a deduction from your Contract Values for them. Premium taxes generally range from 0% to 3.5% (the amount of state Premium tax, if any, will vary from state to state).

Income Taxes. We reserve the right, when calculating unit values, to deduct a credit or charge with respect to any taxes we have paid or reserved for during the valuation period that we determine to be attributable to the operation of the Separate Account, or to a particular Investment Division. No federal income taxes are applicable under present law, and we are not presently making any such deduction.

DISTRIBUTION OF CONTRACTS

Jackson National Life Distributors LLC (“Distributor”), located at 7601 Technology Way, Denver, Colorado 80237, serves as the distributor of the Contracts. Distributor also serves as distributor of other variable insurance products issued by Jackson and its subsidiary, Jackson National Life Insurance Company of New York (“Jackson of NY”).

Distributor is a wholly owned subsidiary of Jackson. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). Distributor is not a member of the Securities Investor Protection Corporation (“SIPC”). For more information on broker-dealers and their registered representatives, you may use the FINRA BrokerCheck program via telephone (1-800-289-9999) or the Internet (http://brokercheck.finra.org).

The Contracts are offered to customers of various financial institutions, brokerage firms and their affiliate insurance agencies (each a "Financial Institution," collectively "Financial Institutions"). No Financial Institution has any legal responsibility to pay amounts that are owed under the Contracts. The obligations and guarantees under the Contracts are the sole responsibility of Jackson. The Financial Institutions are responsible for delivery of various related disclosure documents and the accuracy of their oral description and suitable recommendation of the purchase of the Contracts.

Commissions are paid to Financial Institutions that sell the Contracts. While commissions may vary, they are not expected to exceed 8% of any Premium payment. Where lower commissions are paid up front, trail commissions may also be paid. Commissions may also be paid on the Income Date if the annuity option selected involves a life contingency or a payout over a period of ten or more years. The Financial Institutions determine the amount of the commission that will be paid to their registered representatives. The amounts paid may vary based upon the practices of each Financial Institution.

Under certain circumstances, the Distributor and/or Jackson may make payments to Financial Institutions in addition to commissions , in connection with the sale of Jackson and Jackson of NY variable insurance products . These payments and/or reimbursements are in recognition of marketing, distribution, and/or administrative support provided by the Financial Institution and may not be offered to all Financial Institutions. The terms of these arrangements vary widely depending on, among other things, products offered; the level and type of marketing, distribution, and administrative support services provided; assets under management; the volume of sales; and the level of access we are provided to the registered representatives of the Financial Institution. Such payments may influence Financial Institutions and/or their registered representatives to present the Contracts more favorably than other investment alternatives. Such compensation is subject to applicable state insurance law and regulation and the FINRA rules of conduct and Department of Labor

(“DOL”) rules and regulations . While such compensation may be significant, it will not result in any additional direct charge by us to you.

Under these compensation structures, the Distributor and/or Jackson may make marketing allowance payments and marketing support payments to the Financial Institutions . Marketing allowance payments are payments that are designed as consideration for product placement and distribution , assets under management, and sales volume. Marketing allowance payments are generally based on a fixed percentage of annual product sales and generally range from 10 to 50 basis points (0.10% to 0.50%). Payments may also be based on a percentage of assets under management or paid as a specified dollar amount. Marketing support payments may be in the form of cash and/or non-cash compensation to or on behalf of Financial Institutions and their registered representatives, and are intended to provide us with exposure to registered representatives so that we may build relationships or educate them about product features and benefits. Examples of such payments include, but are not limited to, reimbursements for representative training or “due diligence” meetings (including travel and lodging expenses); client and prospecting events; speaker fees; business development and educational enhancement items (such as software packages containing information for broker use, or prospecting lists); sponsorship payments for participation at conferences and meetings; and other support services, including payments to third party vendors for such services. Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience. Subject to applicable laws and regulations including FINRA rules of conduct and DOL rules and regulations , we may also provide cash and/or non-cash compensation to registered representatives in the form of gifts, promotional items, occasional meals, and entertainment. Registered representatives may qualify for different levels of sales and service support depending on the volume of business that they do with us.

We may use any of our corporate assets to cover the cost of distribution, including any profit from the Contract's mortality and expense risk charge and other charges.

The alphabetical listing below details the 20 Financial Institutions that received the largest amounts of marketing allowance payments and/or marketing support payments in 2016 from the Distributor and/or Jackson in relation to the sale of Jackson and Jackson of NY variable insurance products. The total payments received by a Financial Institution is based on sales of all Jackson and Jackson of NY variable insurance products, thus a Financial Institution may appear on the list even if it is not receiving any payments with respect to sales of the Contracts. Payments to these firms ranged from approximately $525 thousand to approximately $22 million.

Cetera Advisor Networks, LLC
Cetera Advisors, LLC
Commonwealth Financial Network
INVEST Financial Corporation*
Lincoln Financial Advisors
LPL Financial Services
Merrill Lynch
MetLife Securities, Inc.
MML Investors Services, LLC
Morgan Stanley
National Planning Corporation*
Raymond James & Associates, Inc.
Securities America, Inc.
Signator Investors, Inc.
SII Investments, Inc.*
Stifel Nicolaus & Company, Inc.
UBS Financial Services, Inc.
Voya Financial Advisors, Inc.
Wells Fargo Advisors, LLC
Woodbury Financial Services, Inc.

*Jackson affiliate.

Please see Appendix C for a complete list of Financial Institutions that received amounts of marketing allowance payments and/or marketing support payments in 2016 from the Distributor and/or Jackson in relation to the sale of our variable insurance products. While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed and may involve substantial payments on a forward going basis.

Compensation is also paid to employees of the Distributor and/or Jackson who are responsible for providing services to Financial Institutions. These employees are generally referred to as "wholesalers" and may meet with Financial Institutions and/or their registered representatives to provide training and sales support. The compensation paid to the wholesalers may vary based on a number of factors, including Premium payments; types of Contracts or optional benefits (if any) sold by the Financial Institutions that the wholesaler services; wholesaler performance; and overall company performance. The wholesaler may be required to achieve internally-assigned goals related to the same type of factors and may receive bonus payments for the achievement of individual and/or company-wide goals.

In addition to the Distributor, the following Financial Institutions are affiliated with Jackson and under common control within the same holding company structure:

•	National Planning Corporation,

•	SII Investments, Inc.,

•	IFC Holdings, Inc. d/b/a Invest Financial Corporation, and

•	Investment Centers of America, Inc.

The Distributor also has relationships with the sub-advisers to the various underlying Funds and their affiliates. The Distributor receives payments from some sub-advisers to assist in defraying the costs of certain promotional and marketing meetings hosted by the Distributor in which the sub-advisers participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser's participation. Our affiliated Financial Institutions may have other relationships with the sub-advisers (apart from Jackson) including selling retail mutual funds managed or advised by certain sub-advisers.

All of the compensation described here, and other compensation or benefits provided by the Distributor and/or Jackson or our affiliates, may be greater or less than the total compensation on similar or other products. The amount and/or structure of the compensation can create a conflict of interest as it may influence your Financial Institution and registered representative to present this Contract over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the Financial Institution and registered representative. You may ask your registered representative about any variations and how he or she and his or her Financial Institution are compensated for selling the Contract.

PURCHASES

Minimum Initial Premium:

•	$25,000 (Qualified and Non-Qualified)

Minimum Additional Premiums:

•	$2,000 for a qualified plan

•	$5,000 for a non-qualified plan

•	You can pay additional Premiums at any time during the accumulation phase unless a specific optional benefit or feature provides limitations.

These minimums apply to purchases, but do not preclude subsequent partial withdrawals that would reduce Contract Values below the minimum initial purchase amounts. We reserve the right to limit the number of Contracts that you may purchase. We also reserve the right to refuse any Premium payment.

Maximum Premiums:

•	The maximum aggregate Premiums you may make without our prior approval is $1 million.

The payment of subsequent Premiums, depending on market conditions at the time they are made, may or may not contribute to the various benefits under your Contract, including the enhanced death benefits or any GMWB. The payment and timing of subsequent Premium payments may also affect the value of the Contract Enhancements. Our right to restrict Premiums to a lesser maximum amount may also affect the benefits under your Contract.

Allocations of Premium. You may allocate your Premiums to one or more of the Investment Divisions and Fixed Account. Each allocation must be a whole percentage between 0% and 100%. The minimum amount you may allocate to the Fixed Account or an Investment Division is $100. We will allocate any additional Premiums you pay in the same way unless you instruct us otherwise.

You may not allocate your Contract Values among more than 99 Investment Divisions, the Fixed Account and the GMWB Fixed Account at any one time. Additionally, you may not choose to allocate your Premiums to the GMWB Fixed Account; however, Contract Value may be automatically allocated to the GMWB Fixed Account according to non-discretionary formulas if you have purchased the optional Jackson Select Protector GMWB. For more detailed information regarding Jackson Select Protector GMWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets Endorsement” beginning on page 65.

We will issue your Contract and allocate your first Premium within two Business Days (days when the New York Stock Exchange is open) after we receive your first Premium and all information that we require for the purchase of a Contract. If we do not receive all of the information that we require, we will contact you to get the necessary information. If for some reason we are unable to complete this process within five Business Days, we will return your money.

Each Business Day ends when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

Optional Contract Enhancement.

PLEASE NOTE: EFFECTIVE OCTOBER 15, 2012, THIS ENDORSEMENT IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.
You may elect the 2% Contract Enhancement endorsement. The 2% Contract Enhancement endorsement is available only at the time you purchase your Contract and to Owners 87 years old and younger. If elected, the 2% Contract Enhancement endorsement cannot be canceled.

If the optional Contract Enhancement endorsement is elected, then at the end of any Business Day in the first five Contract Years when we receive a Premium payment, we will credit your Contract Value with a Contract Enhancement. The actual Contract Enhancement percentage applied to the Premium payment varies, depending upon the Contract Year in which you make your payment. Therefore, the dollar amount of the actual Contract Enhancement credited to your Contract Value also varies, depending on the Contract Enhancement percentage applied and the amount of the Premium payment. The Contract Enhancement percentage applied to a Premium payment is generally a declining and lesser percentage for Premium payments received after the first Contract Year (see the schedule below).

In addition, since total expenses for a Contract with a Contract Enhancement are higher than those for a Contract without a Contract Enhancement, it is possible that upon surrender you will receive less money back than you would have if you had not elected a Contract Enhancement. This is discussed further below.

2% Contract Enhancement endorsement

	Contract Year Premium is Received
	0-1	1-2	2-3	3-4	4-5	5+
Contract Enhancement Percentage of the Premium Payment	2.00%	2.00%	1.25%	1.25%	0.50%	0%

Your Contract Value will reflect any gains or losses attributable to the Contract Enhancement. The Contract Enhancement, and any increase in value attributable to the Contract Enhancement, distributed under your Contract will be considered earnings under the Contract for tax purposes.

There is a charge for the optional Contract Enhancement endorsement that is assessed against the Investment Divisions, the Fixed Account and the GMWB Fixed Account. Also, your withdrawals could be subject to a recapture charge. For more information, please see “Contract Enhancement Charge” and “Contract Enhancement Recapture Charge” beginning on page 31. We expect to profit from certain charges assessed under the Contract, including the recapture charge, the mortality and expense risk charge and the Contract Enhancement charge.

Charges for the Contract Enhancement are not assessed after five Contract Years. Accordingly, the increased Contract Value resulting from the Contract Enhancement is reduced during the first five Contract Years by the operation of the Contract Enhancement Charge. If you make Premium payments only in the first Contract Year and do not make a withdrawal during the first five years, at the end of the five-year period that the Contract Enhancement Charge is applicable, the Contract Value will be equal to or slightly higher than if you had not selected the Contract Enhancement, regardless of investment performance. Contract Values may also be higher if you pay additional Premium payments in the first Contract Year, because those additional amounts will be subject to the Contract Enhancement charge for less than five full years.

In the first five Contract Years, the Contract Enhancement typically will be beneficial (even in circumstances where cash surrender value may not be higher than Contracts without the Contract Enhancement) for

•	death benefits computed on the basis of Contract Value; and

•	withdrawals necessary to satisfy the required minimum distribution of the Internal Revenue Code.

Accumulation Units. Your Contract Value allocated to the Investment Divisions will go up or down depending on the performance of the Investment Divisions you select. In order to keep track of the value of your Contract during the accumulation phase, we use a unit of measure called an “Accumulation Unit.” During the income phase we use a measure called an “Annuity Unit.”

Every Business Day, we determine the value of an Accumulation Unit for each of the Investment Divisions by:

•	determining the total amount of assets held in the particular Investment Division;

•	subtracting any asset-based charges and taxes chargeable under the Contract; and

•	dividing this amount by the number of outstanding Accumulation Units.

Charges deducted through the cancellation of units are not reflected in this computation.

The value of an Accumulation Unit is expected to vary from day to day. The base Contract has a different Accumulation Value than each combination of optional endorsements an Owner may elect, based on the differing amount of charges applied in calculating that Accumulation Unit value.

When you make a Premium payment, we credit your Contract with Accumulation Units. The number of Accumulation Units we credit is determined at the close of that Business Day by dividing the amount of the Premium allocated to any Investment Division by the value of the Accumulation Unit for that Investment Division that reflects the combination of optional endorsements you have elected and their respective charges.

In connection with arrangements we have to transact business electronically, we may have agreements in place whereby the time when certain broker-dealers receive your initial Purchase Payment and all required information in Good Order will be used for initial pricing of your Contract values.  However, if we do not have an agreement with a broker-dealer providing for these pricing procedures, initial Purchase Payments received by the broker-dealer will not be priced until they are received by us. As of the date of this prospectus, we have such an agreement with Morgan Stanley Smith Barney LLC and SBHU Life Agency.  Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that provides for these pricing procedures.

TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS

You may transfer your Contract Value between and among the Investment Divisions at any time, unless transfers are subject to other limitations. There may be periods when we do not offer any Fixed Account, or when we impose special transfer requirements on the Fixed Account. If a renewal occurs within one year of the Income Date, we will continue to credit interest up to the Income Date at the then current interest rate for the Fixed Account.

You can make 15 transfers every Contract Year without charge.

A transfer will be effective as of the end of the Business Day when we receive your transfer request in Good Order, and we will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

Restrictions on Transfers: Market Timing. The Contract is not designed for frequent transfers by anyone. Frequent transfers between and among Investment Divisions may disrupt the underlying Funds and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Fund. Neither the Contracts nor the underlying Funds are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the Contract. To protect Owners and the underlying Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 15 in a Contract Year, and no round trip transfers are allowed within 15 calendar days. Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

•	limiting the number of transfers over a period of time;

•	requiring a minimum time period between each transfer;

•	limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or

•	limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request and to restrict you from making transfers on consecutive Business Days. In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the Contract for disruptive activity based on frequency, pattern and size. We will more closely monitor Contracts with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary. If we terminate your ability to make transfers, you may need to make a partial withdrawal to access the Contract Value in the Investment Division(s) from which you sought a transfer. We will notify you and your representative in writing within five days of placing the Contract on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the Fixed Account, the GMWB Fixed Account, Dollar Cost Averaging, Earnings Sweep or the Automatic Rebalancing program. We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship. These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application. Please contact our Annuity Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures. We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the Contract. We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every Contract engaging in frequent transfers every time. If these policies and procedures are ineffective, the adverse consequences described above could occur. We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

TELEPHONE AND INTERNET TRANSACTIONS

The Basics. You can request certain transactions by telephone or at www.jackson.com, our Internet website, subject to our right to terminate electronic or telephonic transfer privileges described above. Our Annuity Service Center representatives are available during business hours to provide you with information about your account. We require that you provide proper identification before performing transactions over the telephone or through our Internet website. For Internet transactions, this will include a Personal Identification Number (PIN). You may establish or change your PIN at www.jackson.com.

What You Can Do and How. You may make transfers by telephone or through the Internet unless you elect not to have this privilege. Any authorization you provide to us in an application, at our website or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary. To notify us, please call us at the Annuity Service Center. Our contact information is on the cover page of this prospectus and the number is referenced in your Contract or on your quarterly statement.

What You Can Do and When. When authorizing a transfer, you must complete your telephone call by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's Accumulation Unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day. Otherwise the instructions will be carried out the next Business Day. We will retain permanent records of all web-based transactions by confirmation number. If you do not receive an electronic acknowledgement, you should telephone our Annuity Service Center immediately.

How to Cancel a Transaction. You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Annuity Service Center before the New York Stock Exchange closes. Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.

Our Procedures. Our procedures are designed to provide reasonable assurance that telephonic or electronic authorizations are genuine. Our procedures include requesting identifying information and tape-recording telephone communications and other specific details. We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize. However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times. We also reserve the right to modify, limit, restrict or discontinue at any time and without notice the acceptance of instruction from someone other than you and/or this telephonic and electronic transaction privilege. Elections of any optional benefit or program must be in writing and will be effective upon receipt of the request in Good Order.

Upon notification of the Owner's death, any telephone transfer authorization, other than by the surviving joint Owners, designated by the Owner ceases and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

•	by making either a partial or complete withdrawal,

•	by electing the Systematic Withdrawal Program,

•	by electing a Guaranteed Minimum Withdrawal Benefit, or

•	by electing to receive income payments.

Your Beneficiary can have access to the money in your Contract when a death benefit is paid.

When you make a complete withdrawal, you will receive the value of your Contract as of the end of the Business Day your request is received by us in Good Order, minus any applicable taxes, the annual contract maintenance charge, and charges due under any optional endorsement. We will pay the withdrawal proceeds within seven days of a request in Good Order. If a Purchase Payment made by personal check or electronic draft is received within the five days preceding a withdrawal request, we may delay payment of the withdrawal proceeds up to seven days after the date of the request, to ensure the check or electronic draft is not returned due to insufficient funds.

Your withdrawal request must be in writing. We will accept withdrawal requests submitted via facsimile. There are risks associated with not requiring original signatures in order to disburse the money. To minimize the risks, the proceeds will be sent to your last recorded address in our records, so be sure to notify us, in writing, with an original signature of any address change. We do not assume responsibility for improper disbursements if you have failed to provide us with the current address to which the proceeds should be sent.

Except in connection with the Systematic Withdrawal Program, you must withdraw at least $500 or, if less, the entire amount in the Fixed Account or Investment Division from which you are making the withdrawal. If you are not specific, your withdrawal will be taken from your allocations to the Investment Divisions, Fixed Account and GMWB Fixed Account based on the proportion their respective values bear to the Contract Value. If you are specific in your withdrawal request, please know that, for Contracts with a GMWB containing a Transfer of Assets provision, the percentage of the partial withdrawal taken from the GMWB Fixed Account cannot exceed the ratio of the GMWB Fixed Account value to the Contract Value.

With the Systematic Withdrawal Program, you may withdraw a specified dollar amount (of at least $50 per withdrawal) or a specified percentage. After your withdrawal, at least $100 must remain in each Fixed Account or Investment Division from which the withdrawal was taken. A withdrawal request that would reduce the remaining Contract Value to less than $100 will be treated as a request for a complete withdrawal. If your Contract contains a GMWB containing a Transfer of Assets provision, any systematic withdrawal request for a specified dollar amount or specified percentage from a particular Investment Division, the Fixed Account or the GMWB Fixed Account will be limited in that such withdrawals cannot be made from the GMWB Fixed Account. If you wish your systematic withdrawal to include amounts allocated to the GMWB Fixed Account, your systematic withdrawal must be taken proportionally from all of the allocations (to the Investment Divisions, the GMWB Fixed Account and the Fixed Account) based on their respective values in relation to the Contract Value.

If you have an investment adviser who, for a fee, manages your Contract Value, you may authorize payment of the fee from the Contract by requesting a partial withdrawal. There are conditions and limitations, so please contact our Annuity Service Center for more information. Our contact information is on the cover page of this prospectus. We neither endorse any investment advisers, nor make any representations as to their qualifications. The fee for this service would be covered in a separate agreement between the two of you, and would be in addition to the fees and expenses described in this prospectus.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make. There are limitations on withdrawals from qualified plans. For more information, please see “TAXES” beginning on page 143.

Guaranteed Minimum Withdrawal Benefit Considerations. Most people who are managing their investments to provide retirement income want to provide themselves with sufficient lifetime income and also to provide for an inheritance for their beneficiaries. The main obstacles they face in meeting these goals are the uncertainties as to (i) how much income their investments will produce, and (ii) how long they will live and will need to draw income from their investments. A Guaranteed Minimum Withdrawal Benefit (GMWB) is designed to help reduce these uncertainties.

A GMWB is intended to address those concerns but does not provide any guarantee the income will be sufficient to cover any individual's particular needs. Moreover, the GMWB does not assure that you will receive any return on your investments. The GMWB also does not protect against loss of purchasing power of assets covered by a GMWB due to inflation. Even relatively low levels of inflation may have a significant effect on purchasing power if not offset by stronger positive investment returns. The step-up feature on certain of the GMWBs may provide protection against inflation when there are strong investment returns that coincide with the availability of effecting a step-up. However, strong investment performance will only help the GMWB guard against inflation if the endorsement includes a step-up feature.

Payments under the GMWB will first be made from your Contract Value. Our obligations to pay you more than your Contract Value will only arise under limited circumstances. Thus, in considering the election of any GMWB you need to consider whether the value to you of the level of protection that is provided by a GMWB and its costs, which reduce Contract Value and offset our risks, are consistent with your level of concern and the minimum level of assets that you want to be sure are guaranteed.

The Joint For Life GMWB with Bonus and Step-Up, and the Joint For Life GMWB with Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount endorsements are available only to spouses and differ from the For Life GMWB with Bonus and Step-Up without the Joint Option, and the For Life GMWB with Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount without the Joint Option endorsements (which are available to spouses and unrelated parties) and enjoy the following advantages:

•
If the Contract Value falls to zero, benefit payments under the endorsement will continue until the death of the last surviving Covered Life if the For Life Guarantee is effective. (For more information about the For Life Guarantee and for information on who is a Covered Life under this form of GMWB, please see the “LifeGuard Freedom Flex With Joint Option GMWB” subsection beginning on page 112 and the “Joint For Life GMWB with Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount” subsection beginning on page 86.)

•
If an Owner dies before the automatic payment of benefits begins, the surviving Covered Life may continue the Contract and the For Life Guarantee is not automatically terminated (as it is on the For Life GMWBs without the Joint Option).

The Joint For Life GMWBs have a higher charge than the respective For Life GMWBs without the Joint Option.

Additionally, the timing and amounts of withdrawals under a GMWB have a significant impact on the amount and duration of benefits. The cumulative cost of a GMWB also is greater the longer the duration of ownership. The closer you are to retirement the more reliably you may be able to forecast your needs to make withdrawals prior to the ages where the amounts of certain benefits (such as a For Life Guarantee (59 1/2) and a GWB adjustment (70)) are locked-in. Conversely, forecasts at younger ages may prove less reliable. You should undertake careful consideration and thorough consultation with your representative or retirement planning agent as to the financial resources and age of the Owner/Annuitant and the value to you of the potentially limited downside protection that a GMWB might provide.

Guaranteed Minimum Withdrawal Benefit Important Special Considerations. Each of the GMWBs provides that the GMWB and all benefits thereunder will terminate on the Income Date, which is the date when annuity payments begin. The Income Date is either a date that you choose or the Latest Income Date. The Latest Income Date is generally the date on which the Owner attains age 95 under a Non-Qualified Contract, or such earlier date as required by the applicable qualified plan, law or regulation. (For more information, please see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 130.

Before (1) electing a GMWB, (2) electing to annuitize your Contract after having purchased a GMWB, or (3) when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB, you should consider whether the termination of all benefits under the GMWB and annuitizing produces the better financial results for you. Naturally, you should discuss with your Jackson representative whether a GMWB is even suitable for you. Consultation with your financial and tax advisor is also recommended.

These considerations are of greater significance if you are thinking about electing or have elected a GMWB For Life, as the For Life payments will cease when you annuitize voluntarily or on the Latest Income Date. Although each of the For Life GMWBs contain an annuitization option that may allow the equivalent of For Life payments when you annuitize on the Latest Income Date, all benefits under a GMWB For Life (and under the other GMWBs) will terminate when you annuitize. To the extent that we can extend the Latest Income Date without adverse tax consequences to you, we will do so, as permitted by the applicable qualified plan, law, or regulation. After you have consulted your financial and tax advisors you will need to contact us to request an extension of the Latest Income Date.

Please note that withdrawals in excess of certain limits may have a significantly negative impact on the value of your GMWB through prematurely reducing the benefit's Guaranteed Withdrawal Balance (GWB) and Guaranteed Annual Withdrawal Amount (GAWA) and, therefore, cause your GMWB to prematurely terminate. Please see “Election” and “Withdrawals” under each GMWB for more information about the GWB and GAWA. Please see the explanations of withdrawals under each of the following GMWB descriptions for more information concerning the effect of excess withdrawals.

Required Minimum Distributions under Certain Tax Qualified Plans (“RMDs”). The following RMD NOTES contain important information about withdrawals of RMDs from a Contract with a GMWB. However, for the MarketGuard Stretch GMWB, please refer to the Stretch RMD Notes on page 127. For certain tax-qualified Contracts, GMWBs allow withdrawals greater than the Guaranteed Annual Withdrawal Amount (GAWA) to meet a Contract’s RMD without compromising the guarantees. The RMD NOTES describe conditions, limitations and special situations related to withdrawals involving a RMD.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your Contract, your request will not be eligible for the waiver of any applicable charges (i.e., recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. An RMD exceeding our calculation may also result in an Excess Withdrawal for purposes of your GMWB. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with a GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2018 Contract Year (ending June 30) is $10. The RMDs for calendar years 2017 and 2018 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2017 and $8 in each of the two halves of calendar year 2018, then at the time the withdrawal in the first half of calendar year 2018 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2018 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1947, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2017 RMD) until March 30, 2018, he may still take the 2018 RMD before the next Contract Year begins, June 30, 2018 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2018 RMD) after June 30, 2018, he should wait until the next Contract Year begins (that is after June 30, 2019) to take his third RMD (the 2019 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix D, specifically examples 4, 5, and 7 under sections “I. SafeGuard Max,” “II. AutoGuard 5, AutoGuard 6,” “III. Jackson Select Protector,” and “VI. MarketGuard Stretch,” or examples 6, 7, and 9 under sections “IV. LifeGuard Freedom 6 Net” and “V. LifeGuard Freedom Flex”.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that a particular GMWB ultimately suits your needs relative to your RMD.

In addition, with regard to required minimum distributions (RMDs) under an IRA only, it is important to consult your financial and tax advisor to determine whether the benefits of a particular GMWB will satisfy your RMD requirements or whether there are other IRA holdings that can satisfy the aggregate RMD requirements. With regard to other qualified plans, you must determine what your qualified plan permits. Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire. You do not necessarily have to annuitize your Contract to meet the minimum distribution requirements.

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”). The following description of this GMWB is supplemented by the examples in Appendix D under section “I. SafeGuard Max”, particularly example 2 for the varying benefit percentage and examples 6 and 7 for the step-ups.

PLEASE NOTE: EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS CURRENTLY NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) until the earlier of:

•	The Owner's (or any joint Owner's) death;

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners up to 85 years old (proof of age is required); may be added to a Contract on the Issue Date or on any Contract Anniversary; and once added cannot be canceled. If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity , to another legal entity or the Annuitant , provided these changes are not taxable events under the Code . In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you instead added this GMWB to your Contract post issue on a Contract Anniversary (subject to availability), the GWB was calculated based on Contract Value, which included any previously applied Contract Enhancements, and, as a result, we subtracted any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix D under section “I. SafeGuard Max”.) The GWB can never be more than $5 million (including upon step-up), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, this GMWB might be continued by a spousal Beneficiary. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. Once the GAWA percentage is determined, it will not change. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
0 – 74	7%
75 – 79	8%
80 – 84	9%
85+	10%

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 147).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). If the GWB falls below the GAWA at the end of a Contract Year, the GAWA will be reset to equal the GWB. This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted. The tables below clarify what happens in each instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix D under section “I. SafeGuard Max” supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 52, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix D under section “I. SafeGuard Max”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated, equaling:
	●	The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, Or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any recapture charges and other charges or adjustments. In addition, withdrawals may be subject to a recapture charge on any Contract Enhancement.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 143.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix D under section “I. SafeGuard Max” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “step-up”). (See Examples 6 and 7 in Appendix D under section “I. SafeGuard Max”.)

Upon election of a step-up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a step-up –	The GWB equals Contract Value (subject to a $5 million maximum).
If the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

The first opportunity for a step-up is the fifth Contract Anniversary after this GMWB is added to the Contract. Thereafter, a step-up is allowed at any time, but there must always be at least five years between step-ups. The GWB can never be more than $5 million with a step-up. A request for step-up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of a step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor Fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value is reduced to zero and the GAWA will be equal to the GAWA percentage multiplied by the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the payment; Or
	●	The GWB after the payment.

All other rights under your Contract cease and we will no longer accept subsequent Premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner.
If the spouse continues the Contract and this endorsement already applies to the Contract, the GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age on the continuation date and the GAWA will be equal to the GAWA percentage multiplied by the GWB. Your spouse may elect to step-up on the continuation date. If the Contract is continued under the Special Spousal Continuation Option (please see “Special Spousal Continuation Option” on page 142), the value applicable upon step-up is the Contract Value, including any adjustments applied on the continuation date. Any subsequent step-up must follow the step-up restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date). Upon spousal continuation of a Contract without the Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up, if the Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up is available at the time, the spouse may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 142.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The first date both the GWB and the Contract Value equals zero; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

On the Latest Income Date, the Owner may choose the following income option instead of one of the other income options listed in the Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option and the GAWA will be equal to the GAWA percentage multiplied by the GWB. The GAWA percentage will not change after election of this option.

This income option may not be available if the Contract is issued to qualify under sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 51 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”). The following description is supplemented by the examples in Appendix D under section “II. AutoGuard 5, AutoGuard 6” that may assist you in understanding how calculations are made in certain circumstances.

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) which permits an Owner to make partial withdrawals prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value. This GMWB is available to add to a Contract on the Contract’s Issue Date or on any Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (one GMWB only per Contract). We may further limit the availability of this optional endorsement. Once selected, the 5% GMWB With Annual Step-Up cannot be canceled.

This GMWB is available to Owners 80 years old and younger on the date on which this endorsement is selected. If the age at election of the Owner (if Joint Owners, the oldest Joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB Charges will be refunded. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant, provided these changes are not taxable events under the Code. In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, changes of Owner are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed.

If you select the 5% GMWB With Annual Step-Up when you purchase your Contract, your Premium payment net of any applicable taxes, plus any Contract Enhancement, will be used as the basis for determining the GWB. The 5% GMWB With Annual Step-Up may also be selected after the Issue Date (subject to availability) within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order. If you select the 5% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value. The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below). Upon selection, the GAWA is equal to 5% of the GWB. The GAWA will generally not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%. However, withdrawals are not cumulative. If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year. If you withdraw more than 5%, the GWB may be reduced by more than the amount of the withdrawal and the GAWA will likely be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted. If the GWB falls below the GAWA at the time of an Excess Withdrawal (see below) or at the end of a Contract Year, the GAWA will be reset to equal the GWB. This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted.

Asset allocation fees, Contract Enhancement recapture charges, and other charges and adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB With Annual Step-Up.

Any time a subsequent Premium payment is made, we recalculate the GWB and the GAWA. Each time you make a Premium payment, the GWB is increased by the amount of the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement. Also, the GAWA will increase by either (a) 5% of the sum of i) the subsequent Premium payment less any applicable taxes, plus ii) any Contract Enhancement, or (b) 5% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. See Example 3b in Appendix D under section “II. AutoGuard 5, AutoGuard 6” to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future. In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, as well. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix D under section “II. AutoGuard 5, AutoGuard 6” illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than the GAWA to meet the Contract's required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees. Examples 4, 5, and 7 in Appendix D under section “II. AutoGuard 5, AutoGuard 6” supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD Notes” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 52, for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of the GAWA or RMD, as applicable, the GWB is equal to the greater of:

•	the GWB prior to the partial withdrawal less the partial withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of the GAWA at the time of the partial withdrawal, or the RMD, as applicable, the GAWA is unchanged at the time of the withdrawal. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA at the time of the partial withdrawal, or the RMD, as applicable, the GWB is equal to the greater of:

•
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or

•	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	the total amount of the current partial withdrawal, or

•	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix D under section “II. AutoGuard 5, AutoGuard 6”). For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any asset allocation fees, recapture charges, and other charges and adjustments.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and partial 1035 exchanges. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 143.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. If no withdrawals have been taken from the Contract following the date this GMWB is issued, on each Contract Quarterly Anniversary, if the Contract Value on that date is greater than the GWB, the GWB will be reset to the Contract Value on the Contract Quarterly Anniversary (a “step-up”). After the first withdrawal has been taken from the Contract, step-ups will no longer be determined on Contract Quarterly Anniversaries. Instead, step-ups will be determined on each Contract Anniversary. If the Contract Value is greater than the GWB on the Contract Anniversary, the GWB will be reset to the Contract Value on the Contract Anniversary. If the first withdrawal from the Contract is taken on a Contract Quarterly Anniversary that is not a Contract Anniversary, there will be no Step-up on that Contract Quarterly Anniversary and the next step-up determination will occur on the next Contract Anniversary. Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary or Contract Quarterly Anniversary. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA, so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary or Contract Quarterly Anniversary following receipt of the request in Good Order within 30 days prior to the Contract Anniversary or Contract Quarterly Anniversary.

Spousal Continuation. If you die before annuitizing a Contract with the 5% GMWB With Annual Step-Up, the Contract's death benefit is still payable when the Contract Value is greater than zero. Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner. If the spouse continues the Contract and the 5% GMWB With Annual Step-Up endorsement already applies to the Contract, the 5% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Step-ups will continue as permitted (as described above), and Contract Anniversaries and Contract Quarterly Anniversaries will continue to be based on the Contract's Issue Date. Upon spousal continuation of a Contract without the 5% GMWB With Annual Step-Up, if the 5% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination. The 5% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB With Annual Step-Up. The 5% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract) or the death of a joint Owner; on the Latest Income Date; upon the first date both the GWB and Contract Value equal zero; or upon conversion, if available – whichever occurs first.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor Fund performance and the GWB is greater than zero, the GWB will be paid automatically to you on an annual basis, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero. Subject to the Company’s approval, you may elect to receive payments more frequently than annually.

All other rights under your Contract cease and we will no longer accept subsequent Premium payments and all optional endorsements are terminated without value. Upon your death as Owner, or the death of a joint Owner, all payments cease. No other death benefit or Earnings Protection Benefit will be paid.

Annuitization. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective. In addition, no adjustments will be made to the GAWA after election of this option, nor will a commuted value be available. This income option is only available on your Latest Income Date (see “Income Payments (the Income Phase)”) on page 130.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 51 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. The purchase of the 5% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB With Annual Step-Up.

6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”). The following description is supplemented by the examples in Appendix D under section “II. AutoGuard 5, AutoGuard 6” that may assist you in understanding how calculations are made in certain circumstances.

PLEASE NOTE: EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS CURRENTLY NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) which permits an Owner to make partial withdrawals prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value. This GMWB is available to add to a Contract on the Contract’s Issue Date or on any Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (one GMWB only per Contract). We may further limit the availability of this optional endorsement. Once selected, the 6% GMWB With Annual Step-Up cannot be canceled.

This GMWB is available to Owners 80 years old and younger on the date on which this endorsement is selected. If the age at election of the Owner (if Joint Owners, the oldest Joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB Charges will be refunded. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant, provided these changes are not taxable events under the Code. In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, changes of Owner are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed.

If you select the 6% GMWB With Annual Step-Up when you purchase your Contract, your Premium payment net of any applicable taxes, plus any Contract Enhancement, will be used as the basis for determining the GWB. The 6% GMWB With Annual Step-Up may also be selected after the Issue Date (subject to availability) within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order. If you select the 6% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value. The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below). Upon selection, the GAWA is equal to 6% of the GWB. The GAWA will generally not be reduced if partial withdrawals taken within any one Contract Year do not exceed 6%. However, withdrawals are not cumulative. If you do not take 6% in one Contract Year, you may not take more than 6% the next Contract Year. If you withdraw more than 6%, the GWB may be reduced by more than the amount of the withdrawal and the GAWA will likely be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted. If the GWB falls below the GAWA at the time of an Excess Withdrawal (see below) or at the end of a Contract Year, the GAWA will be reset to equal the GWB. This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted.

Asset allocation fees, Contract Enhancement recapture charges, and other charges and adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 6% GMWB With Annual Step-Up.

Any time a subsequent Premium payment is made, we recalculate the GWB and the GAWA. Each time you make a Premium payment, the GWB is increased by the amount of the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement. Also, the GAWA will increase by either (a) 6% of the sum of i) the subsequent Premium payment less any applicable taxes, plus ii) any Contract Enhancement, or (b) 6% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. See Example 3b in Appendix D under section “II. AutoGuard 5, AutoGuard 6” to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future. In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, as well. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix D under section “II. AutoGuard 5, AutoGuard 6” illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than the GAWA to meet the Contract's required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees. Examples 4, 5, and 7 in Appendix D under section “II. AutoGuard 5, AutoGuard 6” supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD Notes” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 52, for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of the GAWA or RMD, as applicable, the GWB is equal to the greater of:

•	the GWB prior to the partial withdrawal less the partial withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of the GAWA at the time of the partial withdrawal, or the RMD, as applicable, the GAWA is unchanged at the time of the withdrawal. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA at the time of the partial withdrawal, or the RMD, as applicable, the GWB is equal to the greater of:

•
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or

•	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	the total amount of the current partial withdrawal, or

•	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix D under section “II. AutoGuard 5, AutoGuard 6”). For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any asset allocation fees, recapture charges, and other charges and adjustments.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and partial 1035 exchanges. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 143.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. If no withdrawals have been taken from the Contract following the date this GMWB is issued, on each Contract Quarterly Anniversary, if the Contract Value on that date is greater than the GWB, the GWB will be reset to the Contract Value on the Contract Quarterly Anniversary (a “step-up”). After the first withdrawal has been taken from the Contract, step-ups will no longer be determined on Contract Quarterly Anniversaries. Instead, step-ups will be determined on each Contract Anniversary. If the Contract Value is greater than the GWB on the Contract Anniversary, the GWB will be reset to the Contract Value on the Contract Anniversary.

If the first withdrawal from the Contract is taken on a Contract Quarterly Anniversary that is not a Contract Anniversary, there will be no step-up on that Contract Quarterly Anniversary and the next step-up determination will occur on the next Contract Anniversary. Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary or Contract Quarterly Anniversary. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA, so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary or Contract Quarterly Anniversary following receipt of the request in Good Order within 30 days prior to the Contract Anniversary or Contract Quarterly Anniversary.

Spousal Continuation. If you die before annuitizing a Contract with the 6% GMWB With Annual Step-Up, the Contract's death benefit is still payable when the Contract Value is greater than zero. Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner. If the spouse continues the Contract and the 6% GMWB With Annual Step-Up endorsement already applies to the Contract, the 6% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Step-ups will continue as permitted (as described above), and Contract Anniversaries and Contract Quarterly Anniversaries will continue to be based on the original Contract's Issue Date. Upon spousal continuation of a Contract without the 6% GMWB With Annual Step-Up, if the 6% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination. The 6% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 6% GMWB With Annual Step-Up. The 6% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract) or the death of a joint Owner; on the Latest Income Date; upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor Fund performance and the GWB is greater than zero, the GWB will be paid automatically to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero

All other rights under your Contract cease and we will no longer accept subsequent Premium payments and all optional endorsements are terminated without value. Upon your death as Owner, or the death of a joint Owner, all payments cease. No other death benefit or Earnings Protection Benefit will be paid.

Annuitization. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective. In addition, no adjustments will be made to the GAWA after election of this option, nor will a commuted value be available. This income option is only available on your Latest Income Date (see “Income Payments (the Income Phase)”) on page 130.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 51 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. The purchase of the 6% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors on this and other matters prior to electing the 6% GMWB With Annual Step-Up.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets (“Jackson Select Protector GMWB”).

PLEASE NOTE: EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS CURRENTLY NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner (or, in the case of joint Owners, until the death of the first Owner to die) regardless of the performance of the underlying investment options. This benefit may be appropriate for those individuals who are looking for the combination of withdrawal benefit and death benefit available under this GMWB and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

The following description of this GMWB is supplemented by the examples in Appendix D under section “III. Jackson Select Protector”, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the step-ups, and example 9 for transfer of assets.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;
The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint Owners that are spouses, as described elsewhere in this prospectus.
For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).
The For Life Guarantee becomes effective when this GMWB is added to the Contract.
So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.
Or

•
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals (as explained below).
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date or on any Contract Anniversary. If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. The Owner may terminate this GMWB on any Contract Anniversary but a request for termination and any election of a new GMWB, as may be made available, must be received in writing in Good Order within 30 calendar days prior to the Contract Anniversary. This GMWB may also be terminated by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. This GMWB is also not available on a Contract that has another GMWB (only one GMWB per Contract). Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant, provided these changes are not taxable events under the Code. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, changes of Owner are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

On the Contract Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes, plus any Contract Enhancement.
Election After Issue, subject to availability –
The GWB equals the Contract Value.

The endorsement will be effective on the Contract Anniversary following receipt of the request in Good Order.

Requests must be received within the 30 calendar days prior to the Contract Anniversary.

The GAWA is determined based on the Owner's (or oldest joint Owner's) attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date, or the effective date of the endorsement.

Under the calculation of the GWB, Contract Enhancements are reflected in the GWB at issue, and as part of Contract Value after issue. Potential recapture charges are not reflected either at issue or after issue in the GWB calculation.

The GWB can never be more than $5 million (including upon step-up) and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's (or any joint Owner's) death, the For Life Guarantee is void. However, this GMWB may be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 147).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix D under section “III. Jackson Select Protector” supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 52, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not effective and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix D under section “III. Jackson Select Protector”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, Or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any asset allocation fees, recapture charges and other charges or adjustments. Withdrawals may be subject to a recapture charge on any Contract Enhancement.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 143.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes, plus any Contract Enhancement.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the sum of i) the subsequent Premium payment net of any applicable Premium taxes, and ii) any Contract Enhancement; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix D under section “III. Jackson Select Protector” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “step-up”). The manner in which the highest quarterly Contract Value is determined is discussed in detail further below. (See Examples 6 and 7 in Appendix D under section “III. Jackson Select Protector”.)

With a step-up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

In addition to the above-described increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal. Whether there will be any such increase in the GAWA percentage will depend on a value called the Benefit Determination Baseline (BDB).

The initial BDB equals (a) the initial Premium, net of any applicable Premium taxes, plus any Contract Enhancement, if this GMWB is elected at Contract issue or (b) the Contract Value on the Contract Anniversary on which the GMWB is effective, if elected after Contract issue (subject to availability). In the event that the highest quarterly Contract Value is greater than the BDB on a step-up, the BDB is increased to equal that highest quarterly Contract Value. Withdrawals do not affect the BDB. Subsequent Premium payments increase the BDB by the amount of the Premium, net of any applicable Premium taxes, plus any Contract Enhancement. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

Upon step-up, if the highest quarterly Contract Value is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the attained age of the Owner (or oldest joint Owner). If an age band is crossed, the GAWA percentage will be increased. For example, assume the Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%. Also assume that, when the Owner is age 76, a step-up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 6%.

If the highest quarterly Contract Value is not greater than the BDB prior to a step-up, the BDB does not change, and the GAWA percentage also remains unchanged regardless of whether an age band has been crossed.

In addition to any increase in the GWB described above, if the highest quarterly Contract Value is greater than the BDB prior to the step-up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner:

•	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.

•	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.

If the GAWA percentage is reset, the GAWA will be set to equal the greater of (a) the new GAWA percentage times the then current GWB (as adjusted by any increase therein that occurs pursuant to the same step-up) or (b) the GAWA as in effect prior to the step-up.

Regardless of when a GMWB is issued, the highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, plus any Contract Enhancement, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary. When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB's Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to a maximum charge of 2.34%. You will be notified of a GMWB Charge increase 45 days prior to the Contract Anniversary and may elect to discontinue the automatic step-ups of the GWB. Such election must be received in Good Order prior to the Contract Anniversary. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA; so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order within 30 calendar days prior to the Contract Anniversary.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum. Therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum, because automatic step-ups of the BDB would continue to occur if the highest quarterly Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a step-up. Also assume that the GAWA percentage is 5% and the GAWA is $250,000. If, at the time of step-up, the highest quarterly Contract Value is $6 million, a step-up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the new GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Select Protector Death Benefit. Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract's death benefit payable is guaranteed not to be less than the Select Protector Death Benefit. On the effective date of this GMWB endorsement, the Select Protector Death Benefit is equal to the GWB. With each subsequent Premium received after this endorsement is effective, the Select Protector Death Benefit is recalculated to equal the Select Protector Death Benefit prior to the Premium plus the amount of the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, subject to a maximum of $5 million.

Partial withdrawals will affect the Select Protector Death Benefit as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The Select Protector Death Benefit is equal to the greater of:
	●	The Select Protector Death Benefit before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The Select Protector Death Benefit is equal to the greater of:
●
The Select Protector Death Benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The Select Protector Death Benefit is not adjusted upon step-up. The Select Protector Death Benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this Contract's basic death benefit or any optional death benefit (i.e., the Earnings Protection Benefit, the High Quarterly Anniversary Value Death Benefit, etc.). The Select Protector Death Benefit will also terminate and will not be included in any applicable continuation adjustment (the amount by which the death benefit that would have been payable exceeds the Contract Value) should this GMWB be continued through Spousal Continuation of a Contract.

Transfer of Assets. This GMWB requires automatic transfers between your elected Investment Divisions/Fixed Account Option and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix E. The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB's guarantees. By electing this GMWB, you are giving control to us of almost all or a portion of your Contract Value. By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/Fixed Account Option and the GMWB Fixed Account. Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/Fixed Account Option in proportion to their current value.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Option will occur when your Contract Value declines due to withdrawals or negative investment returns. However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the Liability calculation under the Transfer of Assets Methodology (see Appendix E for the Liability formula, the calculation of which is designed to represent the projected value of this GMWB's benefits). In other words, any increase in the GAWA (due to, for example, a Premium payment or a step-up) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Option.

For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000. Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor. Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary. Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account. If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56%, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000). Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%). Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - .80)] (so the lesser of the two) and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.

To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer. That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account. After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

If any transfer indicated by the above procedure would result in the GMWB Fixed Account Value exceeding 90% of the Contract Value, then the actual transfer will be such that exactly 90% of the Contract Value is allocated to the GMWB Fixed Account. Otherwise, the indicated transfer will be the actual transfer. For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 9 in Appendix D under section “III. Jackson Select Protector”. Please also see the Transfer of Assets Methodology in Appendix E, which contains the non-discretionary formulas.

Converse to the above example, automatic transfers from the GMWB Fixed Account into your elected Investment Divisions/Fixed Account Option will occur when you experience sufficient positive investment returns such that your Contract Value increases sufficiently relative to the Liability amount. Using the formulas in the above example, this would occur when the calculated ratio is less than 77%. For an example using assumptions that result in a ratio less than 77%, please see Example 9b in Appendix D under section “III. Jackson Select Protector”.

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly 90% of your entire Contract Value – may be transferred to the GMWB Fixed Account. It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/Fixed Account Option. If any of your Contract Value is automatically transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any step-ups and increases in your GAWA. If you are uncomfortable with the possibility of some or almost all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.

Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and Fixed Account Option according to your most recent allocation instructions on file with us. The automatic transfers under this Transfer of Assets provision will not count against the 15 free transfers in a Contract Year. No adjustment will be made to the GWB, GAWA, BDB, or Select Protector Death Benefit as a result of these transfers. You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Once you purchase your Contract, the non-discretionary formulas are fixed and not subject to change. However, we reserve the right to change the formulas for Contracts issued in the future.

Guaranteed Minimum Withdrawal Benefit Fixed Account. A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas. You may not allocate additional monies to the GMWB Fixed Account. The Contract Value in the GMWB Fixed Account is credited with a specific interest rate. The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year. GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared. The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than the Fixed Account minimum interest rate applicable to the Contract, as discussed under “THE FIXED ACCOUNT AND THE GMWB FIXED ACCOUNT” beginning on page 13. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions. The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account. Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually. If you die, all rights under your Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the Select Protector Death Benefit and the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as the Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	The Select Protector Death Benefit is void and will not be included in the continuation adjustment.

◦	Step-ups will continue as permitted in accordance with step-up rules above.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦	The Liability factors for the transfer of assets formulas (see Appendix E) will continue to be based on the original Owner’s (or oldest joint Owner’s) attained age (as if that person had survived).

◦	If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of death.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

◦	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary.

•	Continue the Contract without this GMWB (GMWB is terminated). Thereafter, no GMWB charge will be assessed.

◦	The Select Protector Death Benefit will be included in the calculation of the continuation adjustment.

◦	The GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Option based on the current Premium allocation for the Contract.

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 142.

Termination. This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Contract Anniversary following the Company's receipt of the Owner's written request for termination in Good Order if the request is made within 30 calendar days prior to the Contract Anniversary;

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Option based on the current Premium allocation for the Contract.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of the joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 51 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”).

This Guaranteed Minimum Withdrawal Benefit (GMWB) guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner (or, in the case of joint Owners, until the death of the first Owner to die) regardless of the performance of the underlying investment options, subject to the conditions described below. This benefit may be appropriate for those individuals who are looking for a number of features, within a GMWB, that may offer a higher level of guarantee and who are seeking greater access to earnings to provide more income when the Contract performs well, without negatively impacting the guarantees.  By allowing the Owner to add earnings to the amount of otherwise permissible withdrawals, referred to below as the Earnings-Sensitive Adjustment, he or she has the potential to take greater withdrawals and to receive the same after-tax withdrawal amount every Contract Year (assuming a 40% tax rate).

The following descriptions of this GMWB's features are supplemented by a basic example below and the examples in Appendix D under section “IV. LifeGuard Freedom 6 Net”. The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below. Please consult the representative who is helping you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB guarantees withdrawals during the Contract's accumulation phase (i.e., before the Income Date), subject to the following:

•	This guarantee lasts for the duration of the Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the single Owner or the first Owner to die if there are joint Owners. There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2. If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the "Contract Value is Zero" subsection below to understand what happens when the Contract Value is reduced to zero.) Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation. Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

•
If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of death of the Owner (or any joint Owner) or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the Owner's death, a spousal Beneficiary may continue this GMWB endorsement under spousal continuation. In that event, the GWB is payable until depleted. (Please see the “Spousal Continuation” subsection below for more information.) If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the Owner's death may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) or, for certain tax-qualified Contracts, the required minimum distribution (RMD), plus the Earnings-Sensitive Adjustments during a Contract Year, if any. Please see “Withdrawals” below for more information about the GAWA and Earnings-Sensitive Adjustments. The withdrawals that exceed the limit are referred to as "Excess Withdrawals", as further described below, while those that do not exceed the limit are referred to as “permissible withdrawals” or “permissible amounts.”

This GMWB is available to Owners 35 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or on any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. We allow ownership changes of a Contract with this GMWB (i) from an individual Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant. However, we do not allow these Ownership changes if they are a taxable event under the Code. In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary, subject to availability –
The GWB equals Contract Value, minus (for endorsements issued on or after April 29, 2013 or for endorsements issued before April 30, 2012) any recapture charges that would be assessed on a full withdrawal.

The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal. See the GAWA percentage table below.

For endorsements issued before April 30, 2012 or on or after April 29, 2013, Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB. On Contracts with a Contract Enhancement, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. For endorsements issued on or after April 30, 2012 and before April 29, 2013, please note that while Contract Enhancements are effectively included in the GWB calculations at and after issue, potential recapture charges are not included at either time. (See Examples 1 and 2 in Appendix D under section “IV. LifeGuard Freedom 6 Net”.)

The GWB can never be more than $5 million (including upon step-up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

There are five different GAWA% tables that may be available, each of which provides different GAWA percentages with different charges. The GAWA% tables, listed from the table offering the lowest GAWA percentages for each age group to the table offering the highest GAWA percentages for each age group, are: the Income Stream Level 1 GAWA% Table; the Income Stream Level 2 GAWA% Table; the Income Stream Level 3 GAWA% Table; the Income Stream Level 4 GAWA% Table; and the Income Stream Level 5 GAWA% Table. We reserve the right to prospectively restrict the availability of the GAWA% tables. Therefore, not all GAWA% tables may be available at the time you are interested in electing this GMWB. Please contact your representative, or contact us at our Annuity Service Center, for information regarding the current availability of the GAWA% tables.

The GAWA percentages for each age group, depending on which GAWA% table you elect, are as follows:

For Endorsements Issued On Or After September 15, 2014:

Ages	Income Stream Level 1 GAWA% Table	Income Stream Level 2 GAWA% Table	Income Stream Level 3 GAWA% Table	Income Stream Level 4 GAWA% Table	Income Stream Level 5 GAWA% Table
35 – 64	3.00%	3.25%	3.50%	3.75%	4.00%
65 – 74	4.00%	4.25%	4.50%	4.75%	5.00%
75 – 80	4.50%	4.75%	5.00%	5.25%	5.50%
81+	5.00%	5.25%	5.50%	5.75%	6.00%

If your endorsement was issued before September 15, 2014, different GAWA percentages than those reflected in the above table may apply. Please refer to your Contract endorsement and the related prospectus disclosure for the GAWA percentages applicable under your Contract at the time of purchase. If you need assistance finding this information, please contact your representative, or contact us at our Annuity Service Center. Our contact information is on the first page of the prospectus.

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at our Annuity Service Center for more information. Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 147).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

In connection with a change of GAWA percentages, as described above, we may continue to offer the existing GAWA percentages, in effect prior to the change, as an Optional GAWA% table at an increased charge. The increased charge for this GMWB will not be greater than the maximum annual charge shown in the charge tables, which in no event exceeds 3.00%. For the charges for each GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 30. Also, please see the “Optional Endorsements” table under the “FEES AND EXPENSES TABLES” beginning on page 4. The Optional GAWA% table will maintain the GAWA percentages for each age group that were available before the change as reflected in the above table. If we offer the Optional GAWA% table, the notice of change in the form of a prospectus update, that will be delivered to you, will describe both the change to the GAWA percentages, and the Optional GAWA% table and related charges. We reserve the right to prospectively change the GAWA percentages in the Optional GAWA% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or, for certain tax-qualified Contracts only, the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any. In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (Example 14 in Appendix D under section “IV. LifeGuard Freedom 6 Net” demonstrates how withdrawals affect this GMWB's guaranteed values). In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

(RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts. For certain tax-qualified Contracts, this GMWB allows withdrawals greater than the GAWA plus the Earnings-Sensitive Adjustments during that Contract Year, if any, to meet the Contract's RMD (when the RMD is higher than the GAWA) without compromising the endorsement's guarantees. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 52, for more information. )

When a withdrawal, plus all
prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, plus the Earnings- Sensitive Adjustments during that Contract Year, if any –
The GWB is recalculated, equaling the greater of:
●	The GWB before the withdrawal less the withdrawal; Or
●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, if any, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 14c in Appendix D under section “IV. LifeGuard Freedom 6 Net”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, plus the Earnings-Sensitive Adjustments, if any, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the withdrawal, first reduced dollar-for-dollar for any portion of the withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current withdrawal, or

•
The amount by which the cumulative withdrawals for the current Contract Year (including the current withdrawal) exceeds the greater of the GAWA or the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any.

How the Earnings-Sensitive Adjustment works: As previously stated, the Earnings-Sensitive Adjustment is an amount that the Owner may be allowed to withdraw each Contract Year in addition to the GAWA while keeping the guarantees of this GMWB fully effective. An Earnings-Sensitive Adjustment calculation is done for each withdrawal taken and the amount, if any, depends on the withdrawal amount and the GMWB Earnings at the time of the withdrawal. A withdrawal under the Contract that includes an Earnings-Sensitive Adjustment will reduce Contract Value and other values in the same manner as any other withdrawal.

When determining the amount of permissible withdrawals, the formula for this GMWB takes into account two additional factors in computing the Earnings-Sensitive Adjustment (the additional permissible amount attributable to earnings) after all the other standard values such as the GAWA and GWB used in all GMWB endorsements are determined. The Guaranteed Withdrawal Balance Adjustment is also determined in the same manner without any special computational factors. Thus, this GMWB is similar to all other GMWBs except with regard to calculating the amount of permissible withdrawals.

The first concept used is the Maximum Eligible Withdrawal Amount Remaining (MEWAR), which is the maximum withdrawal amount (before the application of any Earnings-Sensitive Adjustment) that is eligible for the Earnings-Sensitive Adjustment at a given time. At any time, the MEWAR is the greater of:

1.	Zero; or

2.	The amount equal to:

a.	the amount of previous Earnings-Sensitive Adjustments in the current Contract Year; plus,

b.	the greater of the GAWA or the RMD; less

c.	all withdrawals previously made in the current Contract Year, including Earnings-Sensitive Adjustments.

The second concept relates to determining what the eligible earnings (GMWB Earnings) were. This involves a calculation that provides that at any time, GMWB Earnings are the greater of:

1.	Zero; or

2.	The Contract Value minus the GMWB Earnings Determination Baseline.

The GMWB Earnings Determination Baseline is determined as follows: The GMWB Earnings Determination Baseline is equal to the Premium, net of any applicable Premium taxes, if elected at issue, or Contract Value less any recapture charges that would be assessed on a full withdrawal, if elected on a Contract Anniversary (subject to availability).

With each subsequent Premium received after the Contract Issue Date, the GMWB Earnings Determination Baseline is recalculated to equal the GMWB Earnings Determination Baseline prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes.

With each withdrawal, the GMWB Earnings Determination Baseline is recalculated to equal the greater of:

1.	Zero; or

2.	GMWB Earnings Determination Baseline prior to the withdrawal less the greater of:

a.	the withdrawal amount less the GMWB Earnings at the time of the withdrawal; or

b.	zero.

In determining the GMWB Earnings and the GMWB Earnings Determination Baseline, the formulas utilize the greater of zero, which serves to limit negative earnings results from affecting the calculations.

Withdrawals exceeding the permissible amount do not invalidate the For Life Guarantee if the Contract Value remains greater than zero, but cause the GWB and GAWA to be recalculated.

Earnings-Sensitive Adjustment as applied:

If the For Life Guarantee is in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

1.	40% of the GMWB Earnings at the time of the withdrawal; or

2.	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment.

If the For Life Guarantee is not in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

1.	40% of the GMWB Earnings at the time of withdrawal;

2.	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment; or

3.	The greater of:

a.	zero; or

b.	the GWB less the MEWAR.

Example: For an example of a contract that makes basic simple assumptions to show how this Earnings-Sensitive Adjustment provision and its various components (i.e., GMWB Earnings, MEWAR, GMWB Earnings Determination Baseline, etc.) work, assume that you request the maximum permissible withdrawal, including an Earnings Sensitive Adjustment, if any. At the time of your withdrawal request, also assume that:

• You are age 65	• You have a non-qualified Contract (so there is no applicable RMD)
• Your initial Premium payment was $100,000	• You have not made any additional Premium payments or any
• The For Life Guarantee is in effect	withdrawals in the prior Contract Years or the current Contract Year
• Your GWB is $100,000	• Your GAWA percentage is 5%
• Your GAWA is $5,000	• Your Contract Value is $108,000

Your GMWB Earnings Determination Baseline prior to the withdrawal is equal to your initial sole Premium payment of $100,000. Since you have not taken other withdrawals and, therefore, there have been no previous Earnings-Sensitive Adjustments during the current Contract Year, the MEWAR is $5,000 (which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year ($0) plus the GAWA ($5,000) less all partial withdrawals thus far in the current Contract year ($0)) ($0 + $5,000 - $0 = $5,000). As there have been no previous withdrawals taken in the current Contract Year, the MEWAR in this example equals the GAWA.

Your GMWB Earnings in this example are equal to $8,000, which is the greater of: zero, or your Contract Value less your GMWB Earnings Determination Baseline ($108,000 - $100,000 = $8,000). The Earnings-Sensitive Adjustment is equal to $3,200, which is the lesser of two amounts: $3,200, which is equal to 40% of the GMWB Earnings (0.40 * $8,000 = $3,200); and $3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333). The total withdrawal amount requested in this example, therefore, is $8,200, which is the GAWA plus the Earnings-Sensitive Adjustment ($5,000 + $3,200 = $8,200).

Going forward adjustments are made to your various GMWB values and demonstrated by using the same assumptions as this example. Your Contract Value after the withdrawal is equal to $99,800, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($108,000 - $8,200 = $99,800). Your GMWB Earnings Determination Baseline after the withdrawal is also equal to $99,800, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the greater of: the withdrawal amount in excess of the GMWB Earnings ($8,200 - $8,000 = $200), or zero. Your MEWAR after the withdrawal is equal to $0, which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all withdrawals thus far in the current Contract Year ($3,200 + $5,000 - $8,200 = 0). Your GWB after the withdrawal is equal to $91,800, which is the GWB before the withdrawal less the total withdrawal ($100,000 - $8,200 = $91,800).

Since the total withdrawals for the year do not exceed the GAWA ($5,000) plus the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200), no proportional reduction applies to your GWB for this withdrawal. In addition, since the total withdrawals for the year do not exceed the GAWA ($5,000) plus the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200), your GAWA is unchanged after the withdrawal.

For more examples showing how the Earnings-Sensitive Adjustment provision works, including an example involving an Excess Withdrawal, please see Example 14 in Appendix D under section “IV. LifeGuard Freedom 6 Net”.

More on Withdrawals: Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any recapture charges and other charges or adjustments. In addition, withdrawals may be subject to a recapture charge on any Contract Enhancement.

Withdrawals under this GMWB are considered the same as any other withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 143.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or Excess Withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment. Tax-qualified plan Contract Owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or

•	The 12th Contract Anniversary (10th Contract Anniversary for endorsements issued before April 29, 2013) following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus 200% of the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix D under section “IV. LifeGuard Freedom 6 Net”.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix D under section “IV. LifeGuard Freedom 6 Net”.)

If no withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base, the GMWB Earnings Determination Baseline or the Benefit Determination Baseline (explained below under “Step-up”). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 13 in Appendix D under section “IV. LifeGuard Freedom 6 Net” for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –
The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement.

If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
●
The GAWA percentage multiplied by the sum of i) the subsequent Premium payment net of any applicable Premium taxes, and ii) (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement; Or

	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Examples 4b and 5b in Appendix D under section “IV. LifeGuard Freedom 6 Net” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “step-up”). (See Examples 8 and 9 in Appendix D under section “IV. LifeGuard Freedom 6 Net”.)

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Baseline (BDB). If elected at issue, the BDB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancements. If elected after issue (subject to availability), the BDB equals Contract Value less (for endorsements issued before April 30, 2012 or on or after April 29, 2013) any recapture charges that would be assessed on a full withdrawal.

Upon step-up, if the Contract Value is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner's attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 4.75% (assuming Income Stream Level 4 was elected). Also assume that, when the Owner is age 76, a step-up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 5.25%.

Upon step-up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value. The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future step-up if an age band is crossed.

Withdrawals do not affect the BDB. Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a step-up –	The GWB equals the Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the step-up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary (5th Contract Anniversary for endorsements issued before April 30, 2012) following the effective date of this GMWB, the GMWB charge may be increased, subject to the applicable maximum annual charge. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a step-up. Also assume that the GAWA percentage is 4.75% and the GAWA is $237,500. If, at the time of step-up, the

Contract Value is $6 million, a step-up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 5.25%, then the GAWA will be equal to $262,500 (5.25% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. The For Life Guarantee will remain in effect if the Contract Value is reduced to zero by adverse investment performance or permissible withdrawals, but will terminate if reduced to zero by an Excess Withdrawal. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive payments more frequently than annually. If you die, all rights under your Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	The GWB adjustment provision is void.

◦	Step-ups will continue as permitted in accordance with the step-up rules above.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner's (or oldest joint Owner's) attained age on the continuation date. The GAWA percentage will not change on future step-ups, even if the Contract Value exceeds the BDB.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 142.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.
Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of the joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the

Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 51 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix D under section “IV. LifeGuard Freedom 6 Net”, particularly example 10. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the Earnings-Sensitive Adjustments during that Contract Year plus the greater of the GAWA or the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

	○	All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
	○	A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●
With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement.

●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2017. At that time, the bonus period is scheduled to expire on December 1, 2027 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2020), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2030. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2032 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2032, and would be scheduled to expire on December 1, 2042. (Please also see Examples 8 and 9 in Appendix D under section “IV. LifeGuard Freedom 6 Net” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net With Joint Option”).

This Guaranteed Minimum Withdrawal Benefit (GMWB) guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner and the Owner's spouse regardless of the performance of the underlying investment options, subject to the conditions described below. This benefit may be appropriate for those individuals who are looking for a number of features, within a GMWB, that may offer a higher level of guarantee and who are seeking greater access to earnings to provide more income when the Contract performs well, without negatively impacting the guarantees.  By allowing the Owner and the Owner's spouse to add earnings to the amount of otherwise permissible withdrawals, referred to below as the Earnings-Sensitive Adjustment, he or she has the potential to take greater withdrawals and to receive the same after-tax withdrawal amount every Contract Year (assuming a 40% tax rate).

The following descriptions of this GMWB's features are supplemented by a basic example below and the examples in Appendix D under section “IV. LifeGuard Freedom 6 Net”. The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below. Please consult the representative who is helping you purchase your Contract to be sure that this GMWB ultimately suits your needs.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last. We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not specifically described above as a permitted change will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce.  In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

This GMWB is also available on a limited basis under Qualified Custodial Account Contracts, pursuant to which the Annuitant and a Contingent Annuitant named at election of the GMWB must be spouses and will be the Covered Lives. The only changes in these arrangements that we permit are that (i) the custodial owner may be changed or (ii) the ownership of the Contract may be transferred to the Annuitant if, at the same time as that transfer, the Contingent Annuitant is designated as the primary (spousal) Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees withdrawals during the Contract's accumulation phase (i.e., before the Income Date), subject to the following:

•	This guarantee lasts for the duration of the life of the last surviving Covered Life (the "For Life Guarantee") if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2. If the youngest Covered Life is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the "Contract Value is Zero" subsection below to understand what happens when the Contract Value is reduced to zero.) Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation. Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

•
If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of the death of the last surviving Covered Life or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the last surviving Covered Life's death, a spousal Beneficiary who is not a Covered Life may continue this GMWB endorsement under spousal continuation. In that event, the GWB is payable until depleted. (Please see the “Spousal Continuation” subsection below for more information.) If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the death of the last surviving Covered Life may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) or, for certain tax-qualified Contracts, the required minimum distribution (RMD), plus the Earnings-Sensitive Adjustments during a Contract Year, if any. Please see “Withdrawals” below for more information about the GAWA and Earnings-Sensitive Adjustments. The withdrawals that exceed the limit are referred to as "Excess Withdrawals", as further described below, while those that do not exceed the limit are referred to as “permissible withdrawals” or “permissible amounts.”

This GMWB is available to Covered Lives 35 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary, and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner. If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).

Availability of this GMWB may be subject to further limitation.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary, subject to availability –
The GWB equals Contract Value, minus (for endorsements issued before April 30, 2012 or on or after September 16, 2013) any recapture charges that would be assessed on a full withdrawal.

The GAWA is determined based on the youngest Covered Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal. See the GAWA percentage table below.

For endorsements issued before April 30, 2012 or on or after September 16, 2013, Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB. On Contracts with a Contract Enhancement, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. For endorsements issued on or after April 30, 2012 and before September 16, 2013, please note that while Contract Enhancements are effectively included in the GWB calculations at and after issue, potential recapture charges are not included at either time. (See Examples 1 and 2 in Appendix D under “IV. LifeGuard Freedom 6 Net”.)

The GWB can never be more than $5 million (including upon step-up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the withdrawal. The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal. (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

There are three different GAWA% tables that may be available, each of which provides different GAWA percentages with different charges. The GAWA% tables, listed from the table offering the lowest GAWA percentages for each age group to the table offering the highest GAWA percentages for each age group, are: the Income Stream Level 1 GAWA% Table; the Income Stream Level 2 GAWA% Table; and the Income Stream Level 3 GAWA% Table. We reserve the right to prospectively restrict the availability of the GAWA% tables. Therefore, not all GAWA% tables may be available at the time you are interested in electing this GMWB. Please contact your representative, or contact us at our Annuity Service Center, for information regarding the current availability of the GAWA% tables.

The GAWA percentages for each age group, depending on which GAWA% table you elect, are as follows:

For Endorsements Issued On Or After September 15, 2014:

Ages	Income Stream Level 1 GAWA% Table	Income Stream Level 2 GAWA% Table	Income Stream Level 3 GAWA% Table
35 – 64	3.00%	3.25%	3.50%
65 – 74	4.00%	4.25%	4.50%
75 – 80	4.50%	4.75%	5.00%
81+	5.00%	5.25%	5.50%

If your endorsement was issued before September 15, 2014, different GAWA percentages than those reflected in the above table may apply. Please refer to your Contract endorsement and the related prospectus disclosure for the GAWA percentages applicable under your Contract at the time of purchase. If you need assistance finding this information, please contact your representative, or contact us at our Annuity Service Center. Our contact information is on the first page of the prospectus.

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at our Annuity Service Center for more information. Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 147).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

In connection with a change of GAWA percentages, as described above, we may continue to offer the existing GAWA percentages, in effect prior to the change, as an Optional GAWA% table at an increased charge. The increased charge for this GMWB will not be greater than the maximum annual charge shown in the charge tables, which in no event exceeds 3.00%. For the charges for each GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 30. Also, please see the “Optional Endorsements” table under the “FEES AND EXPENSES TABLES” beginning on page 4. The Optional GAWA% table will maintain the GAWA percentages for each age group that were available before the change as reflected in the above table. If we offer the Optional GAWA% table, the notice of change in the form of a prospectus update, that will be delivered to you, will describe both the change to the GAWA percentages, and the Optional GAWA% table and related charges. We reserve the right to prospectively change the GAWA percentages in the Optional GAWA% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or, for certain tax-qualified Contracts only, the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any. In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (Example 14 in Appendix D under section “IV. LifeGuard Freedom 6 Net” demonstrates how withdrawals affect this GMWB's guaranteed values). In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

(RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts. For certain tax-qualified Contracts, this GMWB allows withdrawals greater than the GAWA plus the Earnings-Sensitive Adjustments during that Contract Year, if any, to meet the Contract's RMD (when the RMD is higher than the GAWA) without compromising the endorsement's guarantees. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 52, for more information.)

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any –
The GWB is recalculated, equaling the greater of:
●	The GWB before the withdrawal less the withdrawal; Or
●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, if any, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 14c in Appendix D under section “IV. LifeGuard Freedom 6 Net”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, if any in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the withdrawal, first reduced dollar-for-dollar for any portion of the withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current withdrawal, or

•
The amount by which the cumulative withdrawals for the current Contract Year (including the current withdrawal) exceeds the greater of the GAWA or the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any.

How the Earnings-Sensitive Adjustment works: As previously stated, the Earnings-Sensitive Adjustment is an amount that the Owner may be allowed to withdraw each Contract Year in addition to the GAWA while keeping the guarantees of this GMWB fully effective. An Earnings-Sensitive Adjustment calculation is done for each withdrawal taken and the amount, if any, depends on the withdrawal amount and the GMWB Earnings at the time of the withdrawal. A withdrawal under the Contract that includes an Earnings-Sensitive Adjustment will reduce Contract Value and other values in the same manner as any other withdrawal.

When determining the amount of permissible withdrawals, the formula for this GMWB takes into account two additional factors in computing the Earnings-Sensitive Adjustment (the additional permissible amount attributable to earnings) after all the other standard values such as the GAWA and GWB used in all GMWB endorsements are determined. The Guaranteed Withdrawal Balance Adjustment is also determined in the same manner without any special computational factors. Thus, this GMWB is similar to all other GMWBs except with regard to calculating the amount of permissible withdrawals.

The first concept used is the Maximum Eligible Withdrawal Amount Remaining (MEWAR), which is the maximum withdrawal amount (before the application of any Earnings-Sensitive Adjustment) that is eligible for the Earnings-Sensitive Adjustment at a given time. At any time, the MEWAR is the greater of:

1.	Zero; or

2.	The amount equal to:

a.	the amount of previous Earnings-Sensitive Adjustments in the current Contract Year; plus,

b.	the greater of the GAWA or the RMD; less

c.	all withdrawals previously made in the current Contract Year, including Earnings-Sensitive Adjustments.

The second concept relates to determining what the eligible earnings (GMWB Earnings) were. This involves a calculation that provides that at any time, GMWB Earnings are the greater of:

1.	Zero; or

2.	The Contract Value minus the GMWB Earnings Determination Baseline.

The GMWB Earnings Determination Baseline is determined as follows: The GMWB Earnings Determination Baseline is equal to the Premium, net of any applicable Premium taxes, if elected at issue, or Contract Value less any recapture charges that would be assessed on a full withdrawal, if elected on a Contract Anniversary (subject to availability).

With each subsequent Premium received after the Contract Issue Date, the GMWB Earnings Determination Baseline is recalculated to equal the GMWB Earnings Determination Baseline prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes.

With each withdrawal, the GMWB Earnings Determination Baseline is recalculated to equal the greater of:

1.	Zero; or

2.	GMWB Earnings Determination Baseline prior to the withdrawal less the greater of:

a.	the withdrawal amount less the GMWB Earnings at the time of the withdrawal; or

b.	zero.

In determining the GMWB Earnings and the GMWB Earnings Determination Baseline, the formulas utilize the greater of zero, which serves to limit negative earnings results from affecting the calculations.

Withdrawals exceeding the permissible amount do not invalidate the For Life Guarantee if the Contract Value remains greater than zero, but cause the GWB and GAWA to be recalculated.

Earnings-Sensitive Adjustment as applied:

If the For Life Guarantee is in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

1.	40% of the GMWB Earnings at the time of the withdrawal; or

2.	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment.

If the For Life Guarantee is not in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

1.	40% of the GMWB Earnings at the time of withdrawal;

2.	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment; or

3.	The greater of:

a.	zero; or

b.	the GWB less the MEWAR.

Example: For an example of a contract that makes basic simple assumptions to show how this Earnings-Sensitive Adjustment provision and its various components (i.e., GMWB Earnings, MEWAR, GMWB Earnings Determination Baseline, etc.) work, assume that you request the maximum permissible withdrawal, including an Earnings Sensitive Adjustment, if any. At the time of your withdrawal request, also assume that:

• You and your spouse are age 65	• You have a non-qualified Contract (so there is no applicable RMD)
• Your initial Premium payment was $100,000	• You have not made any additional Premium payments or any
• The For Life Guarantee is in effect	withdrawals in the prior Contract Years or the current Contract Year
• Your GWB is $100,000	• Your GAWA percentage is 5%
• Your GAWA is $5,000	• Your Contract Value is $108,000

Your GMWB Earnings Determination Baseline prior to the withdrawal is equal to your initial sole Premium payment of $100,000. Since you have not taken other withdrawals and, therefore, there have been no previous Earnings-Sensitive Adjustments during the current Contract Year, the MEWAR is $5,000 (which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year ($0) plus the GAWA ($5,000) less all partial withdrawals thus far in the current Contract year ($0)) ($0 + $5,000 - $0 = $5,000). As there have been no previous withdrawals taken in the current Contract Year, the MEWAR in this example equals the GAWA.

Your GMWB Earnings in this example are equal to $8,000, which is the greater of: zero, or your Contract Value less your GMWB Earnings Determination Baseline ($108,000 - $100,000 = $8,000). The Earnings-Sensitive Adjustment is equal to $3,200, which is the lesser of two amounts: $3,200, which is equal to 40% of the GMWB Earnings (0.40 * $8,000 = $3,200); and $3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333). The total withdrawal amount requested in this example, therefore, is $8,200, which is the MEWAR plus the Earnings-Sensitive Adjustment ($5,000 + $3,200 = $8,200).

Going forward adjustments are made to your various GMWB values and demonstrated by using the same assumptions as this example. Your Contract Value after the withdrawal is equal to $99,800, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($108,000 - $8,200 = $99,800). Your GMWB Earnings Determination Baseline after the withdrawal is also equal to $99,800, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the greater of: the withdrawal amount in excess of the GMWB Earnings ($8,200 - $8,000 = $200), or zero. Your MEWAR after the withdrawal is equal to $0, which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all withdrawals thus far in the current Contract Year ($3,200 + $5,000 - $8,200 = 0). Your GWB after the withdrawal is equal to $91,800, which is the GWB before the withdrawal less the total withdrawal ($100,000 - $8,200 = $91,800).

Since the total withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200) plus the GAWA ($5,000), no proportional reduction applies to your GWB for this withdrawal. In addition, since the total withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200) plus the GAWA ($5,000), your GAWA is unchanged after the withdrawal.

For more examples showing how the Earnings-Sensitive Adjustment provision works, including an example involving an Excess Withdrawal, please see Example 14 in Appendix D under section “IV. LifeGuard Freedom 6 Net”.

More on Withdrawals: Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any recapture charges and other charges or adjustments. In addition, withdrawals may be subject to a recapture charge on any Contract Enhancement.

Withdrawals under this GMWB are considered the same as any other withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 143.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment. Tax-qualified plan Contract Owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or

•	The 12th Contract Anniversary (10th Contract Anniversary for endorsements issued before September 16, 2013) following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus 200% of the amount of i) the Premium payment, net of any applicable Premium taxes, and ii) (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix D under section “IV. LifeGuard Freedom 6 Net”.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix D under section “IV. LifeGuard Freedom 6 Net”.)

If no withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base, the GMWB Earnings Determination Baseline or the Benefit Determination Baseline (explained below under “Step-up”). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 13 in Appendix D under section “IV. LifeGuard Freedom 6 Net” for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –
The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement.

If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
●
The GAWA percentage multiplied by the sum of i) the subsequent Premium payment net of any applicable Premium taxes, plus ii) (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement; Or

	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Examples 4b and 5b in Appendix D under section “IV. LifeGuard Freedom 6 Net” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “step-up”). (See Examples 8 and 9 in Appendix D under section “IV. LifeGuard Freedom 6 Net”.)

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Baseline (BDB). If elected at issue, the BDB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancements. If elected after issue (subject to availability), the BDB equals Contract Value less (for endorsements issued before April 30, 2012 or on or after September 16, 2013) any recapture charges that would be assessed on a full withdrawal.

Upon step-up, if the Contract Value is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 4.50% (assuming Income Stream Level 3 was elected). Also assume that, when the youngest Covered Life is age 76, a step-up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age of 76, resulting in a new GAWA percentage of 5.00%.

Upon step-up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value. The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future step-up if an age band is crossed.

Withdrawals do not affect the BDB. Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a step-up –	The GWB equals the Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the step-up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary (5th Contract Anniversary for endorsements issued before April 30, 2012) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 3.00%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a step-up. Also assume that the GAWA percentage is 4.50% and the GAWA is $225,000. If, at the time of step-up, the Contract Value is $6 million, a step-up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 5.00%, then the GAWA will be equal to $250,000 (5.00% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse. Please see the information at the beginning of this GMWB Section regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting this Joint For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount benefit.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. The For Life Guarantee will remain in effect if the Contract Value is reduced to zero by adverse investment performance or permissible withdrawals, but will terminate if reduced to zero by an Excess Withdrawal. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive payments more frequently than annually. Upon death of the last surviving Covered Life, all rights under the Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above. The GWB Adjustment Date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.

If the surviving spouse is not a Covered Life, any GWB adjustment is null and void.

◦	Step-ups will continue as permitted in accordance with the step-up rules above.

New GAWA percentages will continue to be determined in accordance with the step-up rules above if the continuing spouse is a Covered Life. No such new GAWA percentages will be determined subsequent to continuation by a spouse who is not a Covered Life.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.

◦
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date. The GAWA percentage will not change on future step-ups.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

◦	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 142.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.
Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 51 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix D under section “IV. LifeGuard Freedom 6 Net”, particularly example 10. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the Earnings-Sensitive Adjustments during that Contract Year plus the greater of the GAWA or the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

	○	All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
	○	A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●
With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement.

●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2017. At that time, the bonus period is scheduled to expire on December 1, 2027 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2020), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2030. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2032 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2032, and would be scheduled to expire on December 1, 2042. (Please also see Examples 8 and 9 in Appendix D under section “IV. LifeGuard Freedom 6 Net” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

Guaranteed Minimum Withdrawal Benefits for a Single Life or two Covered Lives with Combinations of Optional Bonus Percentage Amounts, Annual or Quarterly Contract Value-Based Step-Ups, and Guaranteed Death Benefit (“LifeGuard Freedom Flex GMWB” and “LifeGuard Freedom Flex with Joint Option GMWB”).

PLEASE NOTE: SOME OF THE OPTIONAL FEATURES UNDER THESE GMWBS ARE NOT CURRENTLY AVAILABLE. REFER TO THE SUMMARY OF THE AVAILABLE COMBINATIONS OF OPTIONS BELOW FOR MORE INFORMATION.

These are Guaranteed Minimum Withdrawal Benefits (GMWBs) that guarantee the withdrawal of minimum annual amounts for the duration of the life of the Owner (or, in the case of joint Owners, until the death of any joint Owner) and, if for two Covered Lives,* until the death of the Owner and the Owner’s spouse. The amount of withdrawals that you can make will depend on how you combine the many optional features under these GMWBs, but we guarantee the minimum annual withdrawal amount regardless of the performance of the underlying investment options.

* LifeGuard Freedom Flex with Joint Option GMWB provides for coverage for the life of the Owner and Owner’s spouse (“Covered Lives”). In the case of tax-qualified Contracts owned by a natural person, the Owner and the primary spousal Beneficiary named as of the effective date of this endorsement will each be considered a Covered Life. On non-qualified LifeGuard Freedom Flex with Joint Option GMWB Contracts owned by natural persons, the spousal joint Owners will each be considered a Covered Life.

These GMWBs permit, prior to being added to the Contract, a selection among combinations of the following optional features (Options):

•	a range of bonus percentage amounts,

•	annual or quarterly Contract Value step-ups (quarterly step-ups are applied annually based on the highest quarterly Contract Value), and

•	an optional death benefit.

Following is a summary of the available combinations of Options:

LifeGuard Freedom Flex GMWB - Available Option Combinations

Step-Up
Bonus	Annual or Highest Quarterly Contract Value	Freedom Flex Death Benefit (DB)

5%	Annual
5%***	Quarterly
6%	Annual	Yes*
6%***	Quarterly
7%	Annual
7%***	Quarterly

LifeGuard Freedom Flex with Joint Option GMWB-
Available Option Combinations

Step-Up
Annual or Highest Quarterly
Bonus	Contract Value

5%	Annual
5%****	Quarterly
6%	Annual
6%**	Quarterly
7%	Annual

*Not currently offered as of April 28, 2014. This Guaranteed Death Benefit is only available in conjunction with the purchase of the 6% Bonus and Annual Step-Up combination of options within the LifeGuard Freedom Flex GMWB (the “LifeGuard Freedom Flex GMWB 6% Bonus and Annual Step-Ups”).
**No longer offered on or after September 10, 2012.
***No longer offered on or after April 29, 2013.
****No longer offered on or after October 15, 2012.

These GMWBs may be appropriate for those individuals who are looking for a combination of Options within a GMWB that differs from the combinations of specified similar features offered by Jackson under other GMWBs. Thus, the LifeGuard Freedom Flex GMWB and LifeGuard Freedom Flex with Joint Option GMWB allow the Owner (or the Owner and the Owner’s spouse), with the assistance of his or her representative, to select an available combination of Options, consistent with a variety of considerations, such as: his or her expectations of market performance; anticipated timing of subsequent Premiums; needs for future guaranteed annual percentage of withdrawals; expectation of need for early or unscheduled withdrawals to fund then current living expenses and obligations; marital and family status; and tax-qualified or non-tax-qualified purpose of the investment.

Differences in the percentage of a Bonus Option or differences in the method of computing Contract Value for purposes of a step-up Option do not otherwise affect the operation of the resulting combination of Options.

References to “this GMWB” apply to each of the GMWBs, LifeGuard Freedom Flex GMWB and LifeGuard Freedom Flex with Joint Option GMWB, including all of the available combinations of Options and the GAWA% tables that may be available that each provides, as discussed below. In addition, as disclosed in the Fees and Expenses Tables, the charges of each GMWB will vary depending on the mix of Options and the GAWA% table selected. Upon selection of the Options and a request for one of these GMWBs received in Good Order, the Owner will receive an endorsement to the Contract reflecting the selection of Options.

Each combination of Options, other than the combination that includes the LifeGuard Freedom Flex DB (for information about the LifeGuard Freedom Flex DB, please see “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 140.) is offered to Owners between the ages of 35 and 80. As explained below with regard to both the LifeGuard Freedom Flex GMWB and LifeGuard Freedom Flex with Joint Option GMWB, the timing and amounts of withdrawals have a significant impact on the amount and duration of benefits. The cumulative costs of these GMWBs also are greater the longer the duration of ownership. The closer you are to retirement the more reliably you may be able to forecast your needs to make withdrawals prior to the ages where the amounts of certain benefits (such as the For Life Guarantee (59 1/2) and the GWB adjustment (70)) are locked-in. Conversely, forecasts at younger ages may prove less reliable. You should undertake careful consideration and thorough consultation with your representative or retirement planning agent as to the financial resources and age of the Owner/Annuitant and the value to you of the potentially limited downside protection that this GMWB might provide.

These GMWBs may not be terminated by the Owner independently from the Contract to which they are attached.

LifeGuard Freedom Flex GMWB.

The following description of this GMWB is supplemented by the examples in Appendix D under section “V. LifeGuard Freedom Flex”, particularly example 3 for the varying benefit percentage, examples 8 and 9 for the step-ups and example 13 for the guaranteed withdrawal balance adjustment.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) subject to the following:

•	The guarantee lasts for the duration of the Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the single Owner or the first Owner to die if there are joint Owners. There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2. If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the "Contract Value is Zero" subsection below to understand what happens when the Contract Value is reduced to zero.) Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation. Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee, and it will never become effective. See “Contract Value is Zero” below for more information.

•
If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of death of the Owner (or any joint Owner) or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

•
In the event of the Owner's death, a spousal Beneficiary may continue this GMWB endorsement under spousal continuation. In that event, the GWB is payable until depleted. (Please see the “Spousal Continuation” subsection below for more information.) If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the Owner's death may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB and the combination of Options you ultimately choose suit your needs and are consistent with your expectations.

This GMWB is available to Owners 35 to 80 years old, or 35 to 70 (67 for endorsements issued on or after April 29, 2013 and before September 16, 2013) years old if you select the Option combination that includes the LifeGuard Freedom Flex DB (proof of age is required). This GMWB may be added to a Contract on the Issue Date or, subject to availability, on any Contract Anniversary. Please note, while this GMWB may be added to a Contract on any Contract Anniversary (subject to availability), the LifeGuard Freedom Flex DB is not available after issue and can only be added on the Issue Date. Once added this GMWB cannot be cancelled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). Availability of this GMWB may be subject to further limitation.

We allow ownership changes of a Contract with this GMWB (i) from an individual Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant. However, we do not allow these Ownership changes if they are a taxable event under the Code In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change, will result in termination of the GMWB. Otherwise, changes of Owner are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB for all combinations of Options.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancements.
The GAWA is determined based on the Owner's (or oldest joint Owner’s) attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary, subject to availability –	The GWB equals Contract Value, minus (for endorsements issued on or after April 29, 2013) any recapture charges that would be assessed on a full withdrawal.
The GAWA is determined based on the Owner's (or oldest joint Owner’s) attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

For endorsements issued on or after April 29, 2013, Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB. On Contracts with a Contract Enhancement, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. For endorsements issued before April 29, 2013, please note that while Contract Enhancements are effectively included in the GWB calculations at and after issue, potential recapture charges are not included at either time. (See Examples 1 and 2 in Appendix D under section “V. LifeGuard Freedom Flex”.)

The GWB can never be more than $5 million (including upon step-up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's or any joint Owner’s death, the For Life Guarantee is void. However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information. If the For Life Guarantee is not in effect, upon the death of the Owner or the death of any joint Owner or the depletion of the GWB, all payments will cease and Spousal Continuation is not available.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

There are five different GAWA% tables that may be available, each of which provides different GAWA percentages with different charges. The GAWA% tables, listed from the table offering the lowest GAWA percentages for each age group to the table offering the highest GAWA percentages for each age group, are: the Income Stream Level 1 GAWA% Table; the Income Stream Level 2 GAWA% Table; the Income Stream Level 3 GAWA% Table; the Income Stream Level 4 GAWA% Table; and the Income Stream Level 5 GAWA% Table. We reserve the right to prospectively restrict the availability of the GAWA% tables. Therefore, not all GAWA% tables may be available at the time you are interested in electing this GMWB. Please contact your representative, or contact us at our Annuity Service Center, for information regarding the current availability of the GAWA% tables.

The GAWA percentages for each age group, depending on which GAWA% table you elect, are as follows:

For Endorsements Issued On Or After September 15, 2014:

Ages	Income Stream Level 1 GAWA% Table	Income Stream Level 2 GAWA% Table	Income Stream Level 3 GAWA% Table	Income Stream Level 4 GAWA% Table	Income Stream Level 5 GAWA% Table
35 – 64	3.00%	3.25%	3.50%	3.75%	4.00%
65 – 74	4.00%	4.25%	4.50%	4.75%	5.00%
75 – 80	4.50%	4.75%	5.00%	5.25%	5.50%
81+	5.00%	5.25%	5.50%	5.75%	6.00%

If your endorsement was issued before September 15, 2014, different GAWA percentages than those reflected in the above table may apply. Please refer to your Contract endorsement and the related prospectus disclosure for the GAWA percentages applicable under your Contract at the time of purchase. If you need assistance finding this information, please contact your representative, or contact us at our Annuity Service Center. Our contact information is on the first page of the prospectus.

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at our Annuity Service Center for more information. Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:

1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 147).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

In connection with a change of GAWA percentages, as described above, we may continue to offer the existing GAWA percentages, in effect prior to the change, as an Optional GAWA% table at an increased charge. The increased charge for any combination of options under the Freedom Flex GMWB will not be greater than the maximum annual charges shown in the charge tables, which in no event exceed 3.00%. For the charges for each GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 30. Also, please see the “Optional Endorsements” table under the “FEES AND EXPENSES TABLES” beginning on page 4. The Optional GAWA% table will maintain the GAWA percentages for each age group that were available before the change as reflected in the above table. If we offer the Optional GAWA% table, the notice of change in the form of a prospectus update, that will be delivered to you, will describe both the change to the GAWA percentages, and the Optional GAWA% table and related charges. We reserve the right to prospectively change the GAWA percentages in the Optional GAWA% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 6, 7 and 9 in Appendix D under section “V. LifeGuard Freedom Flex” supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 52, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 7 in Appendix D under section “V. LifeGuard Freedom Flex”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any asset allocation fees, recapture charges and other charges or adjustments. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 13. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 143.)

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment. Tax-qualified plan Contract Owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or

•	The 12th Contract Anniversary (10th Contract Anniversary for endorsements issued before April 29, 2013) following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus 200% of the sum of i) the Premium payment net of any applicable Premium taxes, and ii) (for endorsements issued before April 29, 2013) any Contract Enhancements, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix D under section “V. LifeGuard Freedom Flex”.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancements, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix D under section “V. LifeGuard Freedom Flex”.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below under “Step-up”). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 13 in Appendix D under section “V. LifeGuard Freedom Flex” for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancements.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the sum of i) the subsequent Premium payment net of any applicable Premium taxes, and ii) (for endorsements issued before April 29, 2013) any Contract Enhancement; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Examples 4b and 5b in Appendix D under section “V. LifeGuard Freedom Flex” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value by one of two calculation methods, which must be selected by you at issue and once selected cannot be changed . Under one method the GWB will be reset to the Contract Value on that Contract Anniversary (the “Contract Anniversary Value”) for the applicable 5, 6, and 7% Bonus Options. Under the other method the GWB will be reset annually on each Contract Anniversary to the highest quarterly Contract Value, as described immediately below for the applicable 5, 6, and 7% Bonus Options (“Highest Quarterly Contract Value “). (See Examples 8 and 9 in Appendix D under section “V. LifeGuard Freedom Flex”.)

The Contract Anniversary Value method, as opposed to the Highest Quarterly Contract Value method, is determined solely by reference to and use of the Contract Value on that Contract Anniversary.

The Highest Quarterly Contract Value is determined by reference to and use of the Contract Values on the highest of the four prior quarterly Contract Values as follows:

The Highest Quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus (for endorsements issued before April 29, 2013) any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, plus any Contract Enhancement, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Baseline (BDB). The initial BDB equals (a) the initial Premium net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancements if this GMWB is elected at issue or (b) the Contract Value on the Contract Anniversary on which the endorsement is effective, if elected after issue, as subject to availability.

Upon step-up, if the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner's (or the oldest joint Owner’s) attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 4.75% (assuming Income Stream Level 4 was elected). Also assume that, when the Owner is age 76, a step-up occurs and the applicable Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 5.25%.

Upon step-up, if the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is not greater than the BDB prior to step-up, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB, the BDB is set equal to that greater Contract Value. The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future step-up if an age band is crossed.

Withdrawals do not affect the BDB. Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancements. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a step-up –	The GWB equals the Contract Value, as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value. (subject to a $5 million maximum).
If the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB is prior to the step-up, then the BDB is set to equal that greater Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage (as adjusted by any increase that occurs pursuant to the same step-up) multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge for each available combination of Options. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order, and any reinstatement of the GWB bonus provision will not reinstate any bonus that would have been credited during the period when the GWB bonus provision was discontinued.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a step-up. Also assume that the GAWA percentage is 4.75% and the GAWA is $237,500. If, at the time of step-up, the Contract Value is $6 million, a step-up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 5.25%, then the GAWA will be equal to $262,500 (5.25% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you, which Contract Value is used to calculate the step-up, and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or any Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.

Also see the “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 140, for the death benefit that differs from the Contract’s death benefit and is available only at issue and in combination with the selection of the 6% Bonus, and the Annual Anniversary Contract Value Step-up.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive payments more frequently than annually. If you die, all rights under your Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the Earnings Protection Benefit and the LifeGuard Freedom Flex DB.

Spousal Continuation. In the event of the Owner's death (or any Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	The GWB adjustment provision is void.

◦	Step-ups will continue as permitted in accordance with the step-up rules above.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner's (or oldest joint Owner's) attained age on the continuation date (as if that person survived to that date). The GAWA percentage will not change on future step-ups, even if the Contract Value, as determined based on (as applicable) either the Contract Anniversary Value or the Highest Quarterly Contract Value, exceeds the BDB.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 142.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or any Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations for payment under this GMWB are satisfied after the Contract has terminated pursuant to the termination provisions of the Contract.

This GMWB may not otherwise be terminated independently from termination of the Contract.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of the joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or any Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount, and no payments will be made in excess of the remaining GWB. The annual amount payable will equal the GAWA, except that the last payment may be a smaller amount equal to the then-remaining GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued as a tax-qualified Contract under sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 51 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 5, 6, or 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The percentage that actually applies under your GMWB is the one that is included as the bonus rate in the combination of Options that you elect. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix D under section “V. LifeGuard Freedom Flex”, particularly example 10. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 5, 6, or 7% of the Bonus Base. The Bonus Base may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

	○	All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees under the Contract.
	○	A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●
With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancements.

●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 5, 6, or 7% (as applicable) of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the Owner’s (if joint Owners, the oldest Owner’s) 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up Such a restart, however, will not reinstate any bonus that would have been credited on a prior date that was not within a Bonus Period.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2017. At that time, the bonus period is scheduled to expire on December 1, 2027 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2020), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2030. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2032 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2032, and would be scheduled to expire on December 1, 2042. (Please also see Examples 8 and 9 in Appendix D under section “IV. LifeGuard Freedom 6 Net” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

LifeGuard Freedom Flex with Joint Option GMWB.

The description of this GMWB is supplemented by the examples in Appendix D under section “V. LifeGuard Freedom Flex”, particularly example 3 for the varying benefit percentage, examples 8 and 9 for the step-ups, example 12 for the For Life guarantees and example 13 for the guaranteed withdrawal balance adjustment.

Except as otherwise discussed below, the election of this GMWB under a non-tax-qualified contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.” In such cases, the Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added. Upon the death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners and joint Annuitants. In these cases, the spouses are the Covered Lives, and the For Life Guarantee is based on the Annuitant's life who dies last. We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

This GMWB is also available on a limited basis under Qualified Custodial Account Contracts, pursuant to which the Annuitant and a Contingent Annuitant named at election of the GMWB must be spouses and will be the Covered Lives. The only changes in these arrangements that we permit are that (i) the custodial owner may be changed or (ii) the ownership of the Contract may be transferred to the Annuitant if, at the same time as that transfer, the Contingent Annuitant is designated as the primary (spousal) Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) subject to the following:

•	This guarantee lasts for the duration of the life of the last surviving Covered Life (the "For Life Guarantee") if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2. If the youngest Covered Life is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the "Contract Value is Zero" subsection below to understand what happens when the Contract Value is reduced to zero.) Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation. Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee, and it will never become effective. See “Contract Value is Zero” below for more information.

•
If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of the death of the last surviving Covered Life or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the last surviving Covered Life's death, a spousal Beneficiary who is not a Covered Life may continue this GMWB endorsement under spousal continuation. In that event, the GWB is payable until depleted. (Please see the “Spousal Continuation”

subsection below for more information.) If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the death of the last surviving Covered Life may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB and the combination of Options you ultimately choose suit your needs and are consistent with your expectations.

This GMWB is available to Covered Lives 35 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary. This GMWB cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue Joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB for all combinations of Options.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancement.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary, subject to availability –	The GWB equals Contract Value, minus (for endorsements issued on or after September 16, 2013) any recapture charges that would be assessed on a full withdrawal.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

For endorsements issued on or after September 16, 2013, Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB. On Contracts with a Contract Enhancement, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. For endorsements issued before September 16, 2013, please note that while Contract Enhancements are effectively included in the GWB calculations at and after issue, potential recapture charges are not included at either time. (See Examples 1 and 2 in Appendix D under section “V. LifeGuard Freedom Flex”.)

The GWB can never be more than $5 million (including upon step-up, the application of a GWB adjustment or the application of any Bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal. (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

There are three different GAWA% tables that may be available, each of which provides different GAWA percentages with different charges. The GAWA% tables, listed from the table offering the lowest GAWA percentages for each age group to the table offering the highest GAWA percentages for each age group, are: the Income Stream Level 1 GAWA% Table; the Income Stream Level 2 GAWA% Table; and the Income Stream Level 3 GAWA% Table. We reserve the right to prospectively restrict the availability of the GAWA% tables. Therefore, not all GAWA% tables may be available at the time you are interested in electing this GMWB. Please contact your representative, or contact us at our Annuity Service Center, for information regarding the current availability of the GAWA% tables.

The GAWA percentages for each age group, depending on which GAWA% table you elect, are as follows:

For Endorsements Issued On Or After September 15, 2014:

Ages	Income Stream Level 1 GAWA% Table	Income Stream Level 2 GAWA% Table	Income Stream Level 3 GAWA% Table
35 – 64	3.00%	3.25%	3.50%
65 – 74	4.00%	4.25%	4.50%
75 – 80	4.50%	4.75%	5.00%
81+	5.00%	5.25%	5.50%

If your endorsement was issued before September 15, 2014, different GAWA percentages than those reflected in the above table may apply. Please refer to your Contract endorsement and the related prospectus disclosure for the GAWA percentages applicable under your Contract at the time of purchase. If you need assistance finding this information, please contact your representative, or contact us at our Annuity Service Center. Our contact information is on the first page of the prospectus.

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at our Annuity Service Center for more information. Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 147).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

In connection with a change of GAWA percentages, as described above, we may continue to offer the existing GAWA percentages, in effect prior to the change, as an Optional GAWA% table at an increased charge. The increased charge for any combination of options under the Freedom Flex GMWB will not be greater than the maximum annual charges shown in the charge tables, which in no event exceed 3.00%. For the charges for each GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 30. Also, please see the “Optional Endorsements” table under the “FEES AND EXPENSES TABLES” beginning on page 4. The Optional GAWA% table will maintain the GAWA percentages for each age group that were available before the change as reflected in the above table. If we offer the Optional GAWA% table, the notice of change in the form of a prospectus update, that will be delivered to you, will describe both the change to the GAWA percentages, and the Optional GAWA% table and related charges. We reserve the right to prospectively change the GAWA percentages in the Optional GAWA% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 6, 7 and 9 in Appendix D under section “V. LifeGuard Freedom Flex” supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 52, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 7 in Appendix D under section “V. LifeGuard Freedom Flex”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any asset allocation fees, recapture charges and other charges or adjustments. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 13. Withdrawals may be subject to a recapture charge on any Contract Enhancements.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 143.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment. Tax-qualified plan Contract Owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or

•	The 12th Contract Anniversary (10th Contract Anniversary for endorsements issued before September 16, 2013) following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus 200% of the sum of i) the Premium payment, net of any applicable Premium taxes, and ii) (for endorsements issued before September 16, 2013) any Contract Enhancement, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix D under section “V. LifeGuard Freedom Flex”.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancements, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix D under section “V. LifeGuard Freedom Flex”.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below under “Step-up”). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 13 in Appendix D under section “V. LifeGuard Freedom Flex” for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancements.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
●
The GAWA percentage multiplied by the sum of i) the subsequent Premium payment net of any applicable Premium taxes, and ii) (for endorsements issued before September 16, 2013) any Contract Enhancement; Or

● The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Examples 4b and 5b in Appendix D under section “V. LifeGuard Freedom Flex” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value by one of two calculation methods, which must be selected by you at issue and once selected cannot be changed. Under one method the GWB will be reset to the Contract Value on that Contract Anniversary (the “Contract Anniversary Value”) for the applicable 5, 6, and 7% Bonus Options. (a “step-up”). Under the other method the GWB will be reset annually on each Contract Anniversary to the highest quarterly Contract Value, as described immediately below, for the applicable 5 and 6% Bonus Option (“Highest Quarterly Contract Value “). The step-up for the 7% Bonus Option is only available with the Contract Anniversary Value Step-Up Option. (See Examples 8 and 9 in Appendix D under section “V. LifeGuard Freedom Flex”.)

The Contract Anniversary Value method, as opposed to the Highest Quarterly Contract Value method, is determined solely by reference to and use of the Contract Value on that Contract Anniversary.

The Highest Quarterly Contract Value is determined by reference to and use of the Contract Values on the highest of the four prior quarterly Contract Values as follows:

The Highest Quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancements, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Baseline (BDB). The initial BDB equals (a) the initial Premium net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancements, if this GMWB is elected at issue, or (b) the Contract Value less (for endorsements issued on or after September 16, 2013) any recapture charges that would be assessed on a full withdrawal, on the Contract Anniversary on which the endorsement is effective, if elected after issue, as subject to availability.

Upon step-up, if the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 4.50% (assuming Income Stream Level 3 was elected). Also assume that, when the youngest Covered Life is age 76, a step-up occurs and the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age of 76, resulting in a new GAWA percentage of 5.00%.

Upon step-up, if the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is not greater than the BDB prior to step-up, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB, the BDB is set equal to that greater Contract Value. The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future step-up if an age band is crossed.

Withdrawals do not affect the BDB. Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancements. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a step-up –	The GWB equals the Contract Value, as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, subject to a $5 million maximum.
If the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value is greater than the BDB is prior to the step-up, then the BDB is set to equal that greater Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage (as adjusted by any increase that occurs pursuant to the same step-up) multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge for each available combination of Options. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order, and any reinstatement of the GWB bonus provision will not reinstate any bonuses that would have been credited during the period when the GWB bonus provision was discontinued.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a step-up. Also assume that the GAWA percentage is 4.50% and the GAWA is $225,000. If, at the time of step-up, the Contract Value is $6 million, a step-up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 5.00%, then the GAWA will be equal to $250,000 (5.00% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse. Please see the information at the beginning of this GMWB Section regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting this GMWB.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive payments more frequently than annually. Upon death of the last surviving Covered Life, all rights under the Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.
If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the Continuation Date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above. The GWB Adjustment Date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.

If the surviving spouse is not a Covered Life, any GWB adjustment is null and void.

◦	Step-ups will continue as permitted in accordance with the step-up rules above.
New GAWA percentages will continue to be determined in accordance with the step-up rules above if the continuing spouse is a Covered Life. No such new GAWA percentages will be determined subsequent to continuation by a spouse who is not a Covered Life.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.

◦
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the Continuation Date (as if that person survived to that date).

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

◦	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 142.

Termination. This GMWB terminates, subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge, and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•
The date of death of the Owner (or any joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•	The date all obligations for payment under this GMWB are satisfied after the Contract has terminated pursuant to the termination provisions of the Contract.

This GMWB may not otherwise be terminated independently from termination of the Contract.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount, and no payments will be made in excess of the remaining GWB. The annual amount payable will equal the GAWA, except that the last payment may be a smaller amount equal to the then-remaining GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued as a tax-qualified Contract under sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 51 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 5, 6, or 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The percentage that actually applies under your GMWB is the one that is included as the bonus rate in the combination of Options that you elect. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix D under section “V. LifeGuard Freedom Flex”, particularly example 10. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 5, 6 or 7% of the Bonus Base. The Bonus Base may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●
With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes, plus (for endorsements issued  before September 16, 2013) any Contract Enhancements.

●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 5, 6 or 7% (as applicable) of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up. Such a restart, however, will not reinstate any bonus that would have been credited on a prior date that was not within a Bonus Period.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2017. At that time, the bonus period is scheduled to expire on December 1, 2027 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2020), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2030. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2032 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2032, and would be scheduled to expire on December 1, 2042. (Please also see Examples 8 and 9 in Appendix D under section “IV. LifeGuard Freedom 6 Net” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”). The following description of this GMWB is supplemented by the examples in Appendix D under section “VI. MarketGuard Stretch”, particularly example 2 for the varying benefit.

This GMWB is available under Contracts which are purchased by the Owner with proceeds that are payable to the Owner as beneficiary of tax qualified or non-qualified death benefits as a result of the death of an owner of a qualified plan, or the death of an owner of a tax-qualified or non-qualified annuity contract. This GMWB is also available to an eligible Beneficiary entitled to death benefit payments under an existing Contract, who will be considered an Owner for purposes of this GMWB. The proceeds must be subject to the minimum distribution requirements of the Internal Revenue Code (the “Code”) applicable to beneficiaries. The distributions that will be made under this GMWB are commonly referred to as “stretch” distributions since they allow beneficiaries to receive payments over a period of time not exceeding their life expectancies.

Availability of this GMWB is subject to the following additional requirements:

•
For Owners age 70 or younger on the date this GMWB is issued, this GMWB must be elected no later than five years after the date of death of the original owner. For Owners age 71 through age 80 on the date this GMWB is issued, this GMWB must be elected before the Owner begins taking distributions (or is required to begin taking distributions) to meet the stretch minimum distribution requirements. For endorsements issued before April 29, 2013, eligible Owners of any age must have elected the GMWB before the Owner began taking distributions (or was required to begin taking distributions) to meet the stretch minimum distribution requirements.

•
This GMWB is not available if a trust was the designated beneficiary of the death benefit proceeds and as a result the Owner must apply the life expectancy payout method using an age different from his or her own.

•
The Owner must meet the applicable minimum distribution requirements by electing the life expectancy payout method as defined under the Code applicable to beneficiaries. This GMWB is not available if the Owner uses other payout methods, including payout methods available only for surviving spouses under special Code rules.

•
The Owner must commence the minimum distributions not later than 1 year after the deceased owner’s death (for non-qualified Contracts) or not later than the end of the calendar year following the calendar year in which the deceased owner died (for tax-qualified Contracts).

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) until the earliest of:

•	The Owner’s death;

•
Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value (The GWB is the guaranteed amount available for future periodic withdrawals); or

•	The Contract Anniversary occurring in the GMWB Maturity Year (please see the “GMWB Maturity Year” section on page 128).

PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract and your tax advisor to be sure that this GMWB ultimately suits your needs.

This GMWB is available to individual Owners up to 80 years old on the latest required date of the first minimum distribution under the Internal Revenue Code applicable to the Contract (proof of age is required); may be added to a Contract on or after the Issue Date; and once added cannot be canceled. If you want to elect this GMWB after the Contract Issue Date (subject to availability), we must receive a request in Good Order. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).

This GMWB is available to natural Owners on qualified and non-qualified Contracts. It is also available to non-natural Owners on qualified Contracts. Joint annuitants are not permitted if there is a non-natural Owner.

We allow ownership changes of a Contract with this GMWB only when the Owner is a trust and the ownership change is to the Annuitant. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, ownership changes are not allowed. Changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and the required minimum distribution under the Contract (Stretch RMD). Please see “Election” and “Withdrawals” below for more information about the GAWA. For purposes of this GMWB, the Stretch RMD is the amount defined by the Internal Revenue Code as the minimum distribution requirement under the life expectancy payout method applicable to the Contract which is attributable to the proceeds from the death of an owner of a qualified plan, or the death of an owner of a tax-qualified or non-qualified annuity contract. Withdrawals exceeding the above limit cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract after the Issue Date, subject to availability –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you instead add this GMWB to your Contract post issue (subject to availability), the GWB is calculated based on Contract Value, which includes any previously applied Contract Enhancements, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix D under section “VI. MarketGuard Stretch”.) The GWB can never be more than $5 million, and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, this GMWB may be continued by a Beneficiary. Please see the “Continuation By Beneficiary” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. For a qualified Contract with a non-natural Owner, the age of the Annuitant is used to determine the GAWA percentage. The GAWA percentage for each age group is:

Ages	GAWA Percentage
0 – 54	4.5%
55 – 59	5.0%
60+	5.5%

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 147).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or the Stretch RMD (if greater than the GAWA). If the GWB falls below the GAWA at the end of a Contract Year, the GAWA will be reset to equal the GWB. This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted. The tables below clarify what happens in each instance.

This GMWB allows withdrawals greater than the GAWA to meet the Contract's Stretch RMD without compromising the endorsement's guarantees. Examples 4 and 5 in Appendix D under section “VI. MarketGuard Stretch” supplement this description. Because the intervals for the GAWA and Stretch RMDs are different, namely Contract Years versus calendar years, and because Stretch RMDs are subject to other conditions and limitations, please see “Stretch RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or Stretch RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA and the GMWB Charge Base are unchanged. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

For more information about the GMWB Charge Base, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) Charge” on page 41.

You may withdraw the greater of the GAWA or Stretch RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or Stretch RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or Stretch RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or Stretch RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix D under section “VI. MarketGuard Stretch”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or Stretch RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or Stretch RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated, equaling:
	●	The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, Or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the Stretch RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 13. Withdrawals may be subject to a recapture charge on any Contract Enhancement.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, Stretch RMDs, withdrawals of asset allocation and advisory fees, partial transfers and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 143.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded. If the date of death of the previous owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the eligibility of GMWB election will be re-determined based on the correct date of death. If it is determined that the GMWB could not have been elected based on the correct date of death, the GMWB will be null and void and all GMWB charges will be refunded.

STRETCH RMD NOTES:  Notice of a Stretch RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. We may require you to set up a systematic withdrawal program to meet the Stretch RMDs. Eligible withdrawals that are specified as Stretch RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of Stretch RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's Stretch RMD requirements. If your requested Stretch RMD exceeds our calculation of the Stretch RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the Stretch RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, Stretch RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and Stretch RMDs are different, the endorsement's guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceeds the greatest of the Stretch RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the Stretch RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2018 Contract Year (ending June 30) is $10. The Stretch RMDs for calendar years 2017 and 2018 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2017 and $8 in each of the two halves of calendar year 2018, then at the time the withdrawal in the first half of calendar year 2018 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2018 Contract Year is less than the higher Stretch RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix D under section “VI. MarketGuard Stretch”, particularly examples 4 and 5.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your Stretch RMD.

Premiums.

Subsequent Premium payments are only permitted on tax-qualified Contracts and must be a transfer from a qualified plan. Subsequent Premium payments must be received within 180 days of the Issue Date.

With each subsequent Premium payment on the Contract -	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.
We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix D under section “VI. MarketGuard Stretch” to see how the GWB is recalculated when the $5 million maximum is hit.

GMWB Maturity Year. On the Contract Anniversary occurring in the GMWB Maturity Year, an amount equal to the excess of the GWB over Contract Value will be paid to the Owner. If the GWB is less than the Contract Value, no payment will be made. In either case, the GWB will be set to zero and the GMWB will terminate. The GMWB Maturity Year is determined from the chart below based on the Owner’s attained age on the latest required date for the first Stretch RMD. When determining the GMWB Maturity Year for endorsements issued on or after April 29, 2013, the latest required date for the first Stretch RMD is considered the beginning of the first year. For endorsements issued before April 29, 2013, the endorsement effective date is considered the beginning of the first year.

Age	GMWB Maturity Year	Age	GMWB Maturity Year	Age	GMWB Maturity Year
0	82	27	56	54	30
1	81	28	55	55	29
2	80	29	54	56	28
3	79	30	53	57	27
4	78	31	52	58	26
5	77	32	51	59	26
6	76	33	50	60	25
7	75	34	49	61	24
8	74	35	48	62	23
9	73	36	47	63	22
10	72	37	46	64	21
11	71	38	45	65	20
12	70	39	44	66	20

Age	GMWB Maturity Year	Age	GMWB Maturity Year	Age	GMWB Maturity Year
13	69	40	43	67	19
14	68	41	42	68	18
15	67	42	41	69	17
16	66	43	40	70	16
17	65	44	39	71	16
18	64	45	38	72	15
19	63	46	37	73	14
20	62	47	36	74	14
21	62	48	35	75	13
22	61	49	35	76	12
23	60	50	34	77	12
24	59	51	33	78	11
25	58	52	32	79	10
26	57	53	31	80	10

See Example 6 in Appendix D under “VI. MarketGuard Stretch” to see how the GMWB Maturity Year affects your GMWB.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death while the Contract is still in force, this GMWB terminates without value unless continued by the Beneficiary.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor Fund performance and the GWB is greater than zero, the GWB will be paid to you on an annual basis, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's attained age at the time the Contract Value is reduced to zero and the GAWA will be equal to the GAWA percentage multiplied by the GWB. On the Contract Anniversary occurring in the GMWB Maturity Year, any remaining GWB will be paid to the Owner and no further payments will be made.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive payments more frequently than annually. All other rights under your Contract cease and we will no longer accept subsequent Premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, all payments cease and no death benefit is payable, including the Earnings Protection Benefit.

Continuation By Beneficiary. Upon the death of the Owner under a Qualified Plan Contract with a single Beneficiary, the Beneficiary may elect to continue the GMWB. If elected, the GMWB will continue and may not be terminated subsequently. If the GAWA% has been determined, no adjustment will be made to the GWB, the GAWA, the GMWB Charge Base, or the GMWB Maturity Year, at the time of continuation. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the original Owner's attained age on the continuation date and the GAWA will be equal to the GAWA percentage multiplied by the GWB.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	The date of the Owner's death, unless the Beneficiary elects to continue a qualified Contract with the GMWB;

•	The first date the GWB equals zero.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Systematic Withdrawal Program. You can arrange to have money automatically sent to you periodically while your Contract is still in the accumulation phase. You may withdraw a specified dollar amount (of at least $50 per withdrawal) or a specified percentage. Your withdrawals may be on a monthly, quarterly, semi-annual or annual basis. If you have arranged for systematic withdrawals, schedule any planned step-up under a GMWB to occur prior to the withdrawal. Example 7 in Appendix D under sections “I. Safe Guard Max,” “II. AutoGuard 5, AutoGuard 6,” and “III. Jackson Select Protector,” and Example 9 in Appendix D under sections “IV. LifeGuard Freedom 6 Net” and “V. LifeGuard Freedom Flex” illustrates the consequences of a withdrawal preceding a step-up. There is no charge for the Systematic Withdrawal Program; however, recapture charges may apply, and you may have to pay taxes on the money you receive.

If your Contract contains a GMWB containing a Transfer of Assets provision, systematic withdrawals are only allowed on a pro-rata basis including all investment options (including the GMWB Fixed Account) or, in the alternative, may be requested from specified investment options, excluding the GMWB Fixed Account. Specific to the GMWB Fixed Account, a specified withdrawal request may cause an automatic transfer from the GMWB Fixed Account on the following Contract Monthly Anniversary.

In addition, for Contracts with a GMWB containing a Transfer of Assets provision, the percentage of the partial withdrawal taken from the GMWB Fixed Account cannot exceed the ratio of the GMWB Fixed Account value to the Contract Value.

Suspension of Withdrawals or Transfers. We may be required to suspend or delay withdrawals or transfers to or from an Investment Division when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	under applicable SEC rules, trading on the New York Stock Exchange is restricted;

•	under applicable SEC rules, an emergency exists so that it is not reasonably practicable to dispose of securities in an Investment Division or determine the value of its assets; or

•	the SEC, by order, may permit for the protection of Contract Owners.

We have reserved the right to defer payment for a withdrawal or transfer from the Fixed Account and the GMWB Fixed Account for up to six months or the period permitted by law.

INCOME PAYMENTS (THE INCOME PHASE)

The income phase of your Contract occurs when you begin receiving regular income payments from us. The Income Date is the day those payments begin. Once income payments begin, the Contract cannot be returned to the accumulation phase. You can choose the Income Date and an income option. All of the Contract Value must be annuitized. The income options are described below.

If you do not choose an income option, we will assume that you selected Option 3, which provides a life annuity with 120 months of guaranteed payments.

You can change the Income Date or income option at least seven days before the Income Date, but changes to the Income Date may only be to a later date. You must give us written notice at least seven days before the scheduled Income Date. Income payments must begin by the Contract Anniversary on or next following your 95th birthday under a non-qualified Contract, or by such earlier date as required by the applicable qualified plan, law or regulation.

Under a traditional Individual Retirement Annuity, required minimum distributions must begin in the calendar year in which you attain age 70 1/2 (or such other age as required by law). Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire. You do not necessarily have to annuitize your Contract to meet the minimum distribution requirements for Individual Retirement Annuities, qualified plans, and Tax-Sheltered Annuities. Distributions from Roth IRAs are not required prior to your death.

At the Income Date, you can choose to receive fixed payments or variable payments based on the Investment Divisions. Unless you tell us otherwise, your income payments will be based on the variable and fixed options that were in place on the Income Date.

You can choose to have income payments made monthly, quarterly, semi-annually or annually. Or you can choose a single lump sum payment. If you have less than $5,000 to apply toward an income option and state law permits, we may provide your payment in a single lump sum, part of which may be taxable as Federal Income. Likewise, if your first income payment would be less than $50 and state law permits, we may set the frequency of payments so that the first payment would be at least $50.

Variable Income Payments. If you choose to have any portion of your income payments based upon one or more Investment Divisions, the dollar amount of your initial annuity payment will depend primarily upon the following:

•	the amount of your Contract Value you allocate to the Investment Division(s) on the Income Date;

•	the amount of any applicable Premium taxes or recapture charges deducted from your Contract Value on the Income Date;

•	which income option you select; and

•
the investment factors listed in your Contract that translate the amount of your Contract Value (as adjusted for applicable charges, frequency of payment and commencement date) into initial payment amounts that are measured by the number of Annuity Units of the Investment Division(s) you select credited to your Contract.

The investment factors in your Contract are calculated based upon a variety of factors, including an assumed investment rate of 3%, and if you select an income option with a life contingency, the age and gender of the Annuitant. State variations may apply.

We calculate the dollar amount of subsequent income payments that you receive based upon the performance of the Investment Divisions you select. If that performance (measured by changes in the value of Annuity Units) exceeds the assumed investment rate, then your income payments will increase; if that performance is less than the assumed investment rate, then your income payments will decrease. Neither expenses actually incurred (other than taxes on investment return), nor mortality actually experienced, will adversely affect the dollar amount of subsequent income payments.

If the actual net investment rate experienced by an Investment Division exceeds the assumed net investment rate, variable annuity payments will increase over time. Conversely, if the actual net investment rate is less than the assumed net investment rate, variable annuity payments will decrease over time. If the actual net investment rate equals the assumed net investment rate, the variable annuity payments will remain constant.

Income Options. The Annuitant is the person whose life we look to when we make income payments (each description assumes that you are the Owner and Annuitant). The following income options may not be available in all states.

Option 1 - Life Income. This income option provides monthly payments for your life. No further payments are payable after your death. Thus, it is possible for you to receive only one payment if you died prior to the date the second payment was due.

Option 2 - Joint and Survivor. This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you. Upon the death of either person, the monthly payments will continue during the lifetime of the survivor. No further payments are payable after the death of the survivor.

Option 3 - Life Annuity With at Least 120 or 240 Monthly Payments. This income option provides monthly payments for the Annuitant's life, but with payments continuing to the Beneficiary for the remainder of 10 or 20 years (as you select) if the Annuitant dies before the end of the selected period. If the Beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment. The calculation of the lump sum payment results in a Commutation Fee, which is further discussed on page 44.

Option 4 - Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30. If the Beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation). The calculation of the lump sum payment results in a Commutation Fee, which is further discussed on page 44.

Additional Options - We may make other income options available.

No withdrawals are permitted during the income phase under an income option that is life contingent.

DEATH BENEFIT

The Contract has a death benefit, namely the basic death benefit, which is payable during the accumulation phase. Instead you may choose an optional death benefit for an additional charge, availability of which may vary by state. For more information about the availability of an optional death benefit in your state, please see the application, check with the registered representative helping you to purchase the Contract or contact us at our Annuity Service Center. Our contact information is on the first page of this prospectus. Once an optional death benefit is chosen, it cannot be canceled except upon conversion, (if conversion is permitted), or upon spousal continuation in the case of the LifeGuard Freedom Flex DB.

The effects of any GMWB on the amount payable to your beneficiaries upon your death should be considered in selecting the death benefits in combination with a GMWB. Except as provided in certain of the GMWB endorsements, no death benefit will be paid upon your death in the event the Contract Value falls to zero.

The death benefit paid to your Beneficiary upon your death is calculated as of the date we receive all required documentation in Good Order, which includes, but is not limited to, due proof of death and a completed claim form from the Beneficiary of record (if there are multiple beneficiaries, we will calculate the death benefit when we receive this documentation from the first Beneficiary). Payment will include interest to the extent required by law. The death benefit paid will be the basic death benefit unless you have selected the Earnings Protection Benefit and/or one of the other death benefit endorsements. If you have a guaranteed minimum death benefit, the amount by which the guaranteed minimum death benefit exceeds the Contract Value will be added to your Contract Value as of the date we receive all required documentation from the Beneficiary of record and will be allocated among the Investment Divisions and Fixed Account according to the current allocation instructions on file for your Contract as of that date. Each Beneficiary will receive their portion of the remaining value, subject to market fluctuations, when their option election form is received at our Home Office in Lansing, Michigan.

Basic Death Benefit. If you die before moving to the income phase, the person you have chosen as your Beneficiary will receive a death benefit. If you have a joint Owner, the death benefit will be paid when the first joint Owner dies. The surviving joint Owner will be treated as the Beneficiary. Any other Beneficiary designated will be treated as a contingent Beneficiary. Only a spousal Beneficiary has the right to continue the Contract in force upon your death.

The death benefit equals the greater of:

•	your Contract Value as of the end of the Business Day on which we have received all required documentation from your Beneficiary; or

•
the total Premiums you have paid since your Contract was issued reduced for prior withdrawals (including any applicable charges) in the same proportion that the Contract Value was reduced on the date of the withdrawal.

Earnings Protection Benefit (“EarningsMax”). The Earnings Protection Benefit is an optional benefit that may increase the amount of the death benefit payable at your death. If you are 75 years of age or younger when your Contract is issued, you may elect the Earnings Protection Benefit when the Contract is issued.

If you are under the age of 70 when your Contract is issued and you elect the Earnings Protection Benefit then, the amount that will be added to the death benefit that is otherwise payable is 40% of the earnings in your Contract, subject to the limit described below.

If you are between the ages of 70 and 75 when your Contract is issued and you elect the Earnings Protection Benefit, the amount that will be added to the death benefit that is otherwise payable is 25% of the earnings in your Contract, subject to the limit described below.

For purposes of this benefit, we define earnings as the amount by which the sum of your Contract Value, including any Contract Enhancement, exceeds the Remaining Premiums. If the earnings amount is negative, i.e., the total Remaining Premiums are greater than your Contract Value, no Earnings Protection Benefit will be paid. In determining the maximum amount of earnings on which we will calculate your Earnings Protection Benefit, earnings shall never exceed 250% of the Remaining Premiums, excluding Remaining Premiums paid in the 12 months prior to the date of your death (other than your initial Premium if you die in the first Contract year).

As described below, if your spouse exercises the Special Spousal Continuation Option (please see “Special Spousal Continuation Option” on page 142) upon your death, the Earnings Protection Benefit will be paid upon your death and your spouse may then discontinue the Earnings Protection Benefit. If your spouse fails to make such an election, the Earnings Protection Benefit will remain in force and upon your spouse's death we will pay an Earnings Protection Benefit if the Contract has accrued additional earnings since your death. In calculating that benefit, we will not take into consideration earnings accrued on or prior to the Continuation Date (as defined in “Special Spousal Continuation Option” beginning on page 142). In addition, the maximum earnings on which we calculate the Earnings Protection Benefit is 250% of the Contract Value after application of the continuation adjustment (the amount by which the death benefit that would have been payable exceeds the Contract Value) plus Remaining Premiums paid on or after the Continuation Date (excluding Remaining Premiums paid within 12 months of your spouse's death).

You must elect the Earnings Protection Benefit when you apply for your Contract. Once elected, the benefit may not be terminated. However, if the Contract is continued under the Special Spousal Continuation Option, your spouse may then elect to discontinue the Earnings Protection Benefit.

No Earnings Protection Benefit (other than a “continuation adjustment” described below in “Special Spousal Continuation”) will be paid:

•	if your Contract is in the income phase at the time of your death;

•	if there are no earnings in your Contract; or

•	if your spouse exercises the Special Spousal Continuation Option (described below) and either

◦	is age 76 or older at the Continuation Date or

◦	elects to discontinue the Earnings Protection Benefit.
The Earnings Protection Benefit may not be available in your state. See your financial advisor for information regarding the availability of the Earnings Protection Benefit.

Optional Death Benefits. Several optional death benefits are available at issue or upon conversion (subject to availability), in lieu of or in addition to any Earnings Protection Benefit, which are designed to protect your Contract Value from potentially poor investment performance and the impact that poor investment performance could have on the amount of the basic death benefit. Because there is an additional annual charge for each of these optional death benefits, and because you cannot change your selection, please be sure that you have read about and understand the Contract's basic death benefit before selecting an optional death benefit. Except for LifeGuard Freedom Flex DB, all optional death benefits are available if you are 79 years of age or younger on the Contract's Issue Date. The LifeGuard Freedom Flex DB is only available in conjunction with the purchase of the LifeGuard Freedom Flex GMWB (with 6% Bonus and Annual Step-Up Options) and only if the Owner is 35 to 70 (67 for endorsements issued on or after April 29, 2013 and before September 16, 2013) years of age on the date the endorsement is added to the Contract. The older you are at the time of selection, the less advantageous it would be for you to select an optional death benefit. These optional death benefits are subject to our administrative rules to assure appropriate use. Our administrative rules may be changed, as necessary.

Depending on when and in what state you applied for the Contract: the availability of an optional death benefit may have been different and how an optional death benefit is calculated varies – as noted below.

For purposes of these optional death benefits, “Net Premiums” are defined as your Premium payments net of Premium taxes, reduced by any withdrawals (including applicable charges and deductions) at the time of the withdrawal in the same proportion that the Contract Value was reduced on the date of the withdrawal. Accordingly, if a withdrawal were to reduce the Contract Value by 50%, for example, Net Premiums would also be reduced by 50%. Similarly, with the “Highest Anniversary Value” or “Highest Quarterly Anniversary Value” component, the adjustment to your Contract Value for any withdrawals (including applicable charges and deductions) will have occurred proportionally at the time of the withdrawals.

Following are the calculations for the optional death benefits. For purposes of these calculations, with the “Roll-up” component, interest will compound (accumulate) until the Contract Anniversary immediately preceding your 81st birthday.

5% Roll-up Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued; or

(c)	your GMDB Benefit Base.

PLEASE NOTE: EFFECTIVE APRIL 28, 2014, THE 5% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

The GMDB Benefit Base for the 5% Roll-up Death Benefit will be determined as of the end of any Business Day and is equal to:

•	The Step-Up Value on the most recent Step-Up Date,

•	Plus any Premium paid (net of any applicable Premium taxes) subsequent to the determination of the Step-Up Value,

•
Less any withdrawal adjustments for withdrawals taken subsequent to the determination of the Step-Up Value, compounded at an annual interest rate of 5% from the Step-Up Date until the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday.

However, the interest rate is 4% per annum if you are 70 years old or older on the endorsement's effective date. The interest rate is 3% per annum for all ages in Washington State.

All such Premium payment adjustments will occur at the time of the Premium payment, unless the Premium payment is received during the first Contract Quarter. If the Premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the Premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base. All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit's charge). For total withdrawals up to 5% of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal). After processing any applicable dollar-for-dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 5% of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable) is the GMDB Benefit Base immediately prior to the excess withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawals (including any applicable charges and adjustments to such excess withdrawals). Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this 5% Roll-up Death Benefit.

The Step-Up Date is initially equal to the endorsement's effective date, and the Step-Up Value is initially equal to: (a) the initial Premium paid (net of any applicable Premium taxes) if the endorsement's effective date is the Contract's Issue Date; or (b) the Contract Value, less any recapture charges, as of the endorsement's effective date if the effective date is after the Contract's Issue Date. If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement's effective date or the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday, the Step-Up Date is set equal to that Contract Anniversary, and the Step-Up Value is set equal to the Contract Value on that Step-Up Date.
The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value. Additionally, please note that if you elect this endorsement, ownership changes are not allowed.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Owner attains the age of

95, then this optional death benefit endorsement terminates and no death benefit is payable. However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a)	= the GMDB Benefit Base on the Income Date; and

(b)	= the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order. If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

6% Roll-up Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued; or

(c)	your GMDB Benefit Base.

PLEASE NOTE: EFFECTIVE APRIL 30, 2012, THE 6% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The GMDB Benefit Base for the 6% Roll-up Death Benefit will be determined as of the end of any Business Day and is equal to:

•	The Step-Up Value on the most recent Step-Up Date,

•	Plus any Premium paid (net of any applicable Premium taxes) subsequent to the determination of the Step-Up Value,

•	Less any withdrawal adjustments for withdrawals taken subsequent to the determination of the Step-Up Value, compounded at an annual interest rate of 6% from the Step-Up Date until the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday.

However, the interest rate is 5% per annum if you are 70 years old or older on the endorsement's effective date. The interest rate is 3% per annum for all ages in Washington State.

All such Premium payment adjustments will occur at the time of the Premium payment, unless the Premium payment is received during the first Contract Quarter. If the Premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the Premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base. All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit's charge). For total withdrawals up to 6% of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal). After processing any applicable dollar-for-dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 6% of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable) is the GMDB Benefit Base immediately prior to the excess withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawals (including any applicable charges and adjustments to such excess withdrawals). Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this 6% Roll-up Death Benefit.

The Step-Up Date is initially equal to the endorsement's effective date, and the Step-Up Value is initially equal to: (a) the initial Premium paid (net of any applicable Premium taxes) if the endorsement's effective date is the Contract's Issue Date; or (b) the Contract Value, less any recapture charges, as of the endorsement's effective date if the effective date is after the Contract's Issue Date. If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement's effective date or the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday, the Step-Up Date is set equal to that Contract Anniversary, and the Step-Up Value is set equal to the Contract Value on that Step-Up Date.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value. Additionally, please note that if you elect this endorsement, ownership changes are not allowed.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable. However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a)	= the GMDB Benefit Base on the Income Date; and

(b)	= the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order. If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

Highest Quarterly Anniversary Value Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued; or

(c)	your GMDB Benefit Base.

The GMDB Benefit Base for the Highest Quarterly Anniversary Value Death Benefit will be determined as of the end of any Business Day and is equal to the greatest of the adjusted quarterly Contract Values on the endorsement's effective date and on any Contract Quarterly Anniversary following the endorsement's effective date but prior to the Owner's 81st birthday. Each adjusted quarterly Contract Value is equal to:

•	The Contract Value on the endorsement's effective date or Contract Quarterly Anniversary, as applicable,

•	Less any withdrawals subsequent to that date (including any applicable charges and adjustments for such withdrawals),

•	Plus any Premium paid (net of any applicable Premium taxes) subsequent to that date.

For the purposes of calculating the GMDB Benefit Base, all adjustments will occur at the time of the withdrawal or Premium payment and all adjustments for amounts withdrawn will reduce the GMDB Benefit Base in the same proportion that the Contract Value was reduced on the date of such withdrawal. Withdrawals may prematurely reduce the value of this Highest Quarterly Anniversary Death Benefit.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value. Additionally, please note that if you elect this endorsement, ownership changes are not allowed.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable. However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a)	= the GMDB Benefit Base on the Income Date; and

(b)	= the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order. If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued; or

(c)	your GMDB Benefit Base.

PLEASE NOTE: EFFECTIVE APRIL 28, 2014, THE COMBINATION 5% ROLL-UP AND HIGHEST QUARTERLY ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

The GMDB Benefit Base for the Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit will be determined as of the end of any Business Day and is equal to the greater of (a) or (b):

(a) is the Roll-Up Component which is equal to:

•	The Step-Up Value on the most recent Step-Up Date,

•	Plus any Premium paid (net of any applicable Premium taxes) subsequent to the determination of the Step-Up Value,

•	Less any withdrawal adjustments for withdrawals taken subsequent to the determination of the Step-Up Value, compounded at an annual interest rate of 5% from the Step-Up Date until the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday.

However, the interest rate is 4% per annum if you are 70 years old or older on the endorsement's effective date. The interest rate is 3% per annum for all ages in Washington State.

For purposes of calculating the Roll-Up Component, all such Premium payment adjustments will occur at the time of the Premium payment, unless the Premium payment is received during the first Contract Quarter. If the Premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the Premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base. All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit's charge). For total withdrawals up to 5% of the Roll-Up Component as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal). After processing any applicable dollar-for-dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 5% of the Roll-Up Component as of the previous Contract Anniversary (or the Issue Date, as applicable) is the Roll-Up Component immediately prior to the excess withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawals (including any applicable charges and adjustments to such excess withdrawals). Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this Roll-up Component.

and (b) is the Highest Quarterly Anniversary Value Component, which is equal to the greatest of the adjusted quarterly Contract Values on the endorsement's effective date and on any Contract Quarterly Anniversary following the endorsement's effective date but prior to the Owner's 81st birthday. Each adjusted quarterly Contract Value is equal to:

•	The Contract Value on the endorsement's effective date or Contract Quarterly Anniversary, as applicable,

•	Less any withdrawals subsequent to that date (including any applicable charges and adjustments for such withdrawals),

•	Plus any Premium paid (net of any applicable Premium taxes) subsequent to that date.
For the purposes of calculating the Highest Quarterly Anniversary Value Component, all adjustments will occur at the time of the withdrawal or Premium payment and all adjustments for amounts withdrawn will reduce the Highest Quarterly Anniversary Value Component in the same proportion that the Contract Value was reduced on the date of such withdrawal. Withdrawals may prematurely reduce the value of this Highest Quarterly Anniversary Death Benefit.

The Step-Up Date is initially equal to the endorsement's effective date, and the Step-Up Value is initially equal to: (a) the initial Premium paid (net of any applicable Premium taxes) if the endorsement's effective date is the Contract's Issue Date; or (b) the Contract Value, less any recapture charges, as of the endorsement's effective date if the effective date is after the Contract's Issue Date. If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement's effective date or the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday, the Step-Up Date is set equal to that Contract Anniversary, and the Step-Up Value is set equal to the Contract Value on that Step-Up Date.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value. Additionally, please note that if you elect this endorsement, ownership changes are not allowed.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable. However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a)	= the GMDB Benefit Base on the Income Date; and

(b)	= the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order. If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued; or

(c)	your GMDB Benefit Base.

PLEASE NOTE: EFFECTIVE APRIL 30, 2012, THE COMBINATION 6% ROLL-UP AND HIGHEST QUARTERLY ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The GMDB Benefit Base for the Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit will be determined as of the end of any Business Day and is equal to the greater of (a) or (b):

(a) is the Roll-Up Component which is equal to:

•	The Step-Up Value on the most recent Step-Up Date,

•	Plus any Premium paid (net of any applicable Premium taxes) subsequent to the determination of the Step-Up Value,

•	Less any withdrawal adjustments for withdrawals taken subsequent to the determination of the Step-Up Value, compounded at an annual interest rate of 6% from the Step-Up Date until the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday.

However, the interest rate is 5% per annum if you are 70 years old or older on the endorsement's effective date. The interest rate is 3% per annum for all ages in Washington State.

For purposes of calculating the Roll-Up Component, all such Premium payment adjustments will occur at the time of the Premium payment, unless the Premium payment is received during the first Contract Quarter. If the Premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the Premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base. All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit's charge). For total withdrawals up to 6% of the Roll-Up Component as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal). After processing any applicable dollar-for-dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 6% of the Roll-Up Component as of the previous Contract Anniversary (or the Issue Date, as applicable) is the Roll-Up Component immediately prior to the excess withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawals (including any applicable charges and adjustments to such excess withdrawals). Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this Roll-up Component.

and (b) is the Highest Quarterly Anniversary Value Component, which is equal to the greatest of the adjusted quarterly Contract Values on the endorsement's effective date and on any Contract Quarterly Anniversary following the endorsement's effective date but prior to the Owner's 81st birthday. Each adjusted quarterly Contract Value is equal to:

•	The Contract Value on the endorsement's effective date or Contract Quarterly Anniversary, as applicable,

•	Less any withdrawals subsequent to that date (including any applicable charges and adjustments for such withdrawals),

•	Plus any Premium paid (net of any applicable Premium taxes) subsequent to that date.
For the purposes of calculating the Highest Quarterly Anniversary Value Component, all adjustments will occur at the time of the withdrawal or Premium payment and all adjustments for amounts withdrawn will reduce the Highest Quarterly Anniversary Value Component in the same proportion that the Contract Value was reduced on the date of such withdrawal. Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this Highest Quarterly Anniversary Value Component.

The Step-Up Date is initially equal to the endorsement's effective date, and the Step-Up Value is initially equal to: (a) the initial Premium paid (net of any applicable Premium taxes) if the endorsement's effective date is the Contract's Issue Date; or (b) the Contract Value, less any recapture charges, as of the endorsement's effective date if the effective date is after the Contract's Issue Date. If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement's effective date or the Contract Anniversary immediately preceding the Owner's (or oldest Joint Owner's) 81st birthday, the Step-Up Date is set equal to that Contract Anniversary, and the Step-Up Value is set equal to the Contract Value on that Step-Up Date.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value. Additionally, please note that if you elect this endorsement, ownership changes are not allowed.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable. However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a)	= the GMDB Benefit Base on the Income Date; and

(b)	= the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner's death is received by the Company in Good Order. If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

LifeGuard Freedom Flex DB, if elected, replaces your basic death benefit and is the only death benefit during the accumulation phase of your Contract. The LifeGuard Freedom flex DB is the greater of:

(a)	The Contract's Basic Death Benefit (see the description above); or

(b)	The GMWB Death Benefit, as calculated under this death benefit.

PLEASE NOTE: EFFECTIVE APRIL 28, 2014, THE LIFEGUARD FREEDOM FLEX DB IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

The LifeGuard Freedom Flex DB is available only at issue and in conjunction with the 6% Bonus and Annual Step-Up combination of options under the LifeGuard Freedom Flex GMWB and only if the owner is 35 to 70 (67 for endorsements issued on or after April 29, 2013 and before September 16, 2013) years of age on the date that the endorsement is issued in connection with the Contract. At election, the GMWB Death Benefit equals the LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups Guaranteed Withdrawal Balance (GWB). When purchased at Contract issuance, the GWB is your initial Premium payment, net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancement on the Premium payments.

At the time of a partial withdrawal, if the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of (1) LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups Option Guaranteed Annual Withdrawal Amount (GAWA) or (2) the required minimum distribution (RMD) under the Internal Revenue Code (for certain tax-qualified Contracts), the GMWB Death Benefit will be unchanged. If a partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA or the RMD, the excess withdrawal is defined to be the lesser of (1) the amount of the partial withdrawal or (2) the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD; and the GMWB Death Benefit is reduced in the same proportion as the Contract Value is reduced for the excess withdrawal. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

With each subsequent Premium received after this endorsement is effective, the GMWB Death Benefit is recalculated to equal the GMWB Death Benefit prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancement, subject to a maximum of $5,000,000.

In addition, on the 7th Contract Anniversary following the effective date of the endorsement, the GMWB Death Benefit will automatically step up to the Contract Value if the Contract Value is greater than the GMWB Death Benefit, subject to a maximum of $5,000,000.

The GMWB Death Benefit is not adjusted upon Step-Up of the LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups GWB, the application of the GWB adjustment or the application of any bonus. The GMWB Death

Benefit will terminate on the date the Contract Value equals zero.

Upon continuation of the Contract by a spousal Beneficiary, the surviving spouse may elect to terminate LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups, in which case the GMWB death benefit will be included in the calculation of the continuation adjustment (the amount by which the death benefit that would have been payable exceeds the Contract Value). If the spouse does not make such an election, the endorsement, including the death benefit thereunder, will continue in accordance with its terms, but the GMWB death benefit will not be included in the continuation adjustment.

For more information about how the LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups works, including how the GWB and GAWA are calculated, please see “LifeGuard Freedom Flex GMWB” beginning on page 101.

Unlike the basic death benefit, LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups may provide a death benefit on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Owner attains the age of 95, then this endorsement terminates and no death benefit under the endorsement is payable. However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date) and one of the following income options is elected, then the corresponding death benefit is payable:

•
Life Income of the GAWA. If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner’s (or either joint Owner’s) death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

•
Specified Period Income of the GAWA. If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner’s (or either joint Owner’s) death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

If, under this income option, no Owner is deceased as of the date that the final payment of the remaining GWB is due, the death benefit will be payable in a lump sum to the Owner(s) along with the remaining GWB.

•
Life Income. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant’s death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a)	= the GMWB Death Benefit on the Income Date; and

(b)	= the Contract Value on the Income Date.

•
Joint and Survivor. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the survivor payee’s death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a)	= the GMWB Death Benefit on the Income Date; and

(b)	= the Contract Value on the Income Date.

•
Life Annuity With at Least 120 Monthly Payments. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant’s death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a)	= the GMWB Death Benefit on the Income Date; and

(b)	= the Contract Value on the Income Date.

The death benefits under the Income Options vary depending on which Income Option you select. Either the GMWB Death Benefit calculation, described above, with or without any remaining GWB, or the excess of the GMWB Death Benefit calculation over the Contract Value is payable. Each is computed on the Income Date. For more information on these Income Options, see “LifeGuard Freedom Flex GMWB – Annuitization” beginning on page 110, and “Income Options” beginning on age 131.”

Payout Options. The basic death benefit and the optional death benefits can be paid under one of the following payout options:

•	single lump sum payment; or

•	payment of entire death benefit within 5 years of the date of death; or

•
payment of the entire death benefit under an income option over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy; or payment of a portion of the death benefit under an income option over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy, with the balance of the death benefit payable to the Beneficiary. Any portion of the death benefit not applied under an income option within one year of the Owner's death, however, must be paid within five years of the date of the Owner's death.

Under these payout options, the Beneficiary may also elect to receive additional lump sums at any time. The receipt of any additional lump sums will reduce the future income payments to the Beneficiary.

Unless the Beneficiary chooses to receive the entire death benefit in a single sum, the Beneficiary must elect a payout option within the 60-day period beginning with the date we receive proof of death and payments must begin within one year of the date of death. If the Beneficiary chooses to receive some or all of the death benefit in a single sum and all the necessary requirements are met, we will pay the death benefit within seven days. If your Beneficiary is your spouse, he/she may elect to continue the Contract, at the current Contract Value, in his/her own name. For more information, please see “Special Spousal Continuation Option” below.

Pre-Selected Payout Options. As Owner, you may also make a predetermined selection of the death benefit payout option if your death occurs before the Income Date. However, at the time of your death, we may modify the death benefit payout option if the death benefit you selected exceeds the life expectancy of the Beneficiary. If this Pre-selected Death Benefit Option Election is in force at the time of your death, the payment of the death benefit may not be postponed, nor can the Contract be continued under any other provisions of this Contract. This restriction applies even if the Beneficiary is your spouse, unless such restriction is prohibited by the Internal Revenue Code. If the Beneficiary does not submit the required documentation for the death benefit to us within one year of your death, however, the death benefit must be paid, in a single lump sum, within five years of your death. The Pre-selected Death Benefit Option may not be available in your state.

Special Spousal Continuation Option. If your spouse is the Beneficiary and elects to continue the Contract in his or her own name after your death, pursuant to the Special Spousal Continuation Option, no death benefit will be paid at that time. Moreover, except as described below, we will contribute to the Contract a continuation adjustment, which is the amount by which the death benefit that would have been payable exceeds the Contract Value. A continuation adjustment will not be made if your Contract includes the LifeGuard Freedom Flex DB and your spouse continues that benefit after your death. We calculate the continuation adjustment amount using the Contract Value and death benefit as of the date we receive completed forms and due proof of death from the Beneficiary of record and the spousal Beneficiary's written request to continue the Contract (the “Continuation Date”). We will add this amount to the Contract based on the current allocation instructions at the time of your death, subject to any minimum allocation restrictions, unless we receive other allocation instructions from your spouse. The Special Spousal Continuation Option may not be available in your state. See your financial advisor for information regarding the availability of the Special Spousal Continuation Option.

If your spouse continues the Contract in his/her own name under the Special Spousal Continuation Option, the new Contract Value will be considered the initial Premium for purposes of determining any future death benefit including any Earnings Protection Benefit under the Contract. The age of the surviving spouse at the time of the continuation of the Contract will be used to determine all benefits under the Contract prospectively, so the death benefit may be at a different level.

If your spouse elects to continue the Contract, your spouse, as new Owner, cannot terminate many of the optional benefits you elected. However, your spouse may then terminate the Earnings Protection Benefit and no further Earnings Protection Benefit charges will be deducted and no Earnings Protection Benefit will be paid upon your spouse's death. A GMWB will terminate upon your death (and no further GMWB charges will be deducted), unless your spouse is eligible for the benefit and elects to continue the Contract. Some GMWBs may be terminated by your spouse on the Continuation Date. For more information, please see the respective GMWB subsections in this prospectus. Any optional Guaranteed Minimum Death Benefit will continue for your spouse unless your spouse chooses to remove it, or (except for LifeGuard Freedom Flex DB) your spouse is age 80 or older at the time of continuation.

Unless your spouse discontinues the Earnings Protection Benefit on the Continuation Date, charges for the benefit will be deducted even though no Earnings Protection Benefit will apply if your spouse is 76 or older when the Contract is continued.

The Special Spousal Continuation Option is available to elect one time on the Contract. However, if you have elected the Pre- s elected Death Benefit Option the Contract cannot be continued under the Special Spousal Continuation Option, unless preventing continuation would be prohibited by the Internal Revenue Code. The Pre- s elected Death Benefit Option may not be available in your state.

Death of Owner On or After the Income Date. If you or a joint Owner dies, and is not the Annuitant, on or after the Income Date, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death. If you die, the Beneficiary becomes the Owner. If the joint Owner dies, the surviving joint Owner, if any, will be the designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. A contingent Beneficiary is entitled to receive payment only after the Beneficiary dies.

Death of Annuitant. If the Annuitant is not an Owner or joint Owner and dies before the Income Date, you can name a new Annuitant, subject to our underwriting rules. If you do not name a new Annuitant within 30 days of the death of the Annuitant, you will become the Annuitant. However, if the Owner is a non-natural person (for example, a corporation), then the death of the Annuitant will be treated as the death of the Owner, and a new Annuitant may not be named.

If the Annuitant dies on or after the Income Date, any remaining guaranteed payment will be paid to the Beneficiary as provided for in the income option selected. Any remaining guaranteed payment will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

TAXES

The following is only general information and is not intended as tax advice to any individual. Additional tax information is included in the SAI. You should consult your own tax adviser as to how these general rules will apply to you if you purchase a Contract.

CONTRACT OWNER TAXATION

Tax-Qualified and Non-Qualified Contracts. If you purchase your Contract as a part of a tax-qualified plan such as an Individual Retirement Annuity (IRA), Tax-Sheltered Annuity (sometimes referred to as a 403(b) Contract), or pension or profit-sharing plan (including a 401(k) Plan or H.R. 10 Plan) your Contract will be what is referred to as a tax-qualified contract. Tax deferral under a tax-qualified contract arises under the specific provisions of the Internal Revenue Code (Code) governing the tax-qualified plan, so a tax-qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a tax-qualified contract, and not for the purpose of obtaining tax deferral. You should consult your own adviser regarding these features and benefits of the Contract prior to purchasing a tax-qualified Contract.

If you do not purchase your Contract as a part of any tax-qualified pension plan, specially sponsored program or an individual retirement annuity, your Contract will be what is referred to as a non-qualified contract.

The amount of your tax liability on the earnings under and the amounts received from either a tax-qualified or a non-qualified Contract will vary depending on the specific tax rules applicable to your Contract and your particular circumstances.

Non-Qualified Contracts - General Taxation. Increases in the value of a non-qualified Contract attributable to undistributed earnings are generally not taxable to the Contract Owner or the Annuitant until a distribution (either a withdrawal, including withdrawals under any GMWB you may elect, or an income payment) is made from the Contract. This tax deferral is generally not available under a non-qualified Contract owned by a non-natural person (e.g., a corporation or certain other entities other than a trust holding the Contract as an agent for a natural person). Loans based on a non-qualified Contract are treated as distributions.

Non-Qualified Contracts - Aggregation of Contracts. For purposes of determining the taxability of a distribution, the Code provides that all non-qualified contracts issued by us (or an affiliate) to you during any calendar year must be treated as one annuity contract. Additional rules may be promulgated under this Code provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

Non-Qualified Contracts - Withdrawals and Income Payments. Any withdrawal from a non-qualified Contract, including withdrawals under any GMWB you may elect, is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the Contract. In contrast, a part of each income payment under a non-qualified Contract is generally treated as a non-taxable return of Premium. The balance of each income payment is taxable as ordinary income. The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the Contract and the length of the period over which income payments are to be made. Income payments received after all of your investment in the Contract is recovered are fully taxable as ordinary income. Additional information is provided in the SAI.

The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified Contract. This penalty tax will not apply to any amounts:

•	paid on or after the date you reach age 59 1/2;

•	paid to your Beneficiary after you die;

•	paid if you become totally disabled (as that term is defined in the Code);

•
paid in a series of substantially equal periodic payments made annually (or more frequently) for your life (or life expectancy) or for a period not exceeding the joint lives (or joint life expectancies) of you and your Beneficiary;

•	paid under an immediate annuity; or

•	which come from Premiums made prior to August 14, 1982.

Beginning in 2013, the taxable portion of distributions from a non-qualified annuity Contract will be considered investment income for purposes of the new Medicare tax on investment income. As a result, a 3.8% tax will generally apply to some or all of the taxable portion of distributions to individuals whose modified adjusted gross income exceeds certain threshold amounts. These levels are $200,000 in the case of single taxpayers, $250,000 in the case of married taxpayers filing joint returns, and $125,000 in the case of married taxpayers filing separately. Owners should consult their own tax advisers for more information.

Non-Qualified Contracts - Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any nonqualified contract issued after January 18, 1985 to provide that (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner's death.

The requirements of (b) above can be considered satisfied if any portion of the Owner's interest which is payable to or for the benefit of a “designated beneficiary” is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner's death. The Owner's “designated beneficiary,” who must be a natural person, is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the Owner's “designated beneficiary” is the surviving spouse of the Owner, the contract may be continued with the surviving spouse as the new Owner.

Tax-Qualified Contracts - Withdrawals and Income Payments. The Code imposes limits on loans, withdrawals and income payments under tax-qualified Contracts. The Code also imposes required minimum distribution for tax-qualified Contracts and a 10% penalty on certain taxable amounts received prematurely under a tax-qualified Contract. These limits, required minimum distributions, tax penalties and the tax computation rules are summarized in the SAI. Any withdrawals under a tax-qualified Contract, including withdrawals under any GMWB you may elect, will be taxable except to the extent they are allocable to an investment in the Contract (any after-tax contributions). In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

Withdrawals - Tax-Sheltered Annuities. The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities. Withdrawals can only be made when an Owner:

•	reaches age 59 1/2;

•	leaves his/her job;

•	dies;

•	becomes disabled (as that term is defined in the Code); or

•	experiences hardship. However, in the case of hardship, the Owner can only withdraw the Premium and not any earnings.

Withdrawals - Roth IRAs. Subject to certain limitations, individuals may also purchase a type of non-deductible IRA annuity known as a Roth IRA annuity. Qualified distributions from Roth IRA annuities are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual's death or disability, or as a qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild or ancestor.

Constructive Withdrawals - Investment Adviser Fees. Withdrawals from non-qualified Contracts for the payment of investment adviser fees will be considered taxable distributions from the Contract. In a series of Private Letter Rulings, however, the Internal Revenue Service has held that the payment of investment adviser fees from a tax-qualified Contract need not be considered a distribution for income tax purposes. Under the facts in these Rulings:

•	there was a written agreement providing for payments of the fees solely from the annuity Contract,

•	the Contract Owner had no liability for the fees, and

•	the fees were paid solely from the annuity Contract to the adviser.

Death Benefits. None of the death benefits paid under the Contract to the Beneficiary will be tax-exempt life insurance benefits. The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

Assignment. An assignment of your Contract will generally be a taxable event. Assignments of a tax-qualified Contract may also be limited by the Code and the Employee Retirement Income Security Act of 1974, as amended. These limits are summarized in the SAI. You should consult your tax adviser prior to making any assignment of your Contract.

Diversification. The Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity Contract. We believe that the underlying investments are being managed so as to comply with these requirements. A fuller discussion of the diversification requirements is contained in the SAI.

Owner Control. In a Revenue Ruling issued in 2003, the Internal Revenue Service (IRS) considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the Contract Owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the Contract Owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the Contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the Contract Owner and Jackson regarding the availability of a particular investment option and other than the Contract Owner's right to allocate Premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The Contract will differ from the contracts described in the Revenue Ruling, in two respects. The first difference is that the contract in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas a Contract currently offers 98 Investment Divisions and at least one Fixed Account option, and, if more than 99 options are offered, a Contract Owner's Contract Value can be allocated to no more than 99 variable and fixed options at any one time. The second difference is that the owner of a contract in the Revenue Ruling could only make one transfer per 30-day period without a fee whereas during the accumulation phase, a Contract Owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. Jackson does not believe that the differences between the Contract and the contracts described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the contract without an additional charge should prevent the holding in the Revenue Ruling from applying to the Owner of a Contract. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the Contract to the extent required to maintain favorable tax treatment.

Withholding. In general, the income portion of distributions from a Contract are subject to 10% federal income tax withholding and the income portion of income payments are subject to withholding at the same rate as wages unless you elect not to have tax withheld. Some states have enacted similar rules. Different rules may apply to payments delivered outside the United States.

Eligible rollover distributions from a Contract issued under certain types of tax-qualified plans will be subject to federal tax withholding at a mandatory 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity.

The Code generally allows the rollover of most distributions to and from tax-qualified plans, tax-sheltered annuities, Individual Retirement Annuities and eligible deferred compensation plans of state or local governments. Distributions which may not be rolled over are those which are:

(a)
one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee, (b) the joint lives or joint life expectancies of the employee and the employee's beneficiary, or (c) for a specified period of ten years or more;

(b)	a required minimum distribution; or

(c)	a hardship withdrawal.
JACKSON TAXATION

We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below. While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. (We do impose a so-called “Federal (DAC) Tax Charge” under variable life insurance policies, but the “Federal (DAC) Tax Charge” merely compensates us for the required deferral of acquisition cost and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii) while we impose a so-called “Federal (DAC) Tax Charge” under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the products.

OTHER INFORMATION

Dollar Cost Averaging. You can arrange to have a dollar amount or percentage of money periodically transferred automatically from one Investment Division to any number of the Investment Divisions if you have at least $15,000 of Contract Value. The periodic transfer intervals may be monthly, quarterly, semi-annually or annually. Dollar Cost Averaging theoretically gives you a lower average cost per unit for the Investment Divisions over time than you would receive if you made a one-time purchase. Transfers from the more volatile Investment Divisions may not result in lower average costs and such Investment Divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets.

There is no charge for Dollar Cost Averaging. You may cancel your Dollar Cost Averaging program using whatever methods you use to change your allocation instructions. You should consult with your Jackson representative with respect to the current availability of Dollar Cost Averaging. Certain restrictions may apply.

Earnings Sweep. You can choose to move your earnings from the Money Market Investment Division on a monthly basis, and there is no minimum transfer amount. Earnings Sweep may only be added within 30 days of the issue date of your Contract.

There is no charge for Earnings Sweep. You may cancel your Earnings Sweep program using whatever methods you use to change your allocation instructions. You should consult with your Jackson representative with respect to the current availability of Earnings Sweep. Certain restrictions may apply.

Rebalancing. You can arrange to have us automatically reallocate your Contract Value among Investment Divisions periodically to maintain your selected allocation percentages. Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing Investment Divisions.

There is no charge for Rebalancing. You may cancel your Rebalancing program using whatever methods you use to change your allocation instructions. You should consult with your Jackson representative with respect to the current availability of Rebalancing. Certain restrictions may apply.

Free Look. You may return your Contract to the selling agent or us within ten days (or longer if required by your state) after receiving it. We will return

•	the Contract Value, plus

•	any fees (other than asset-based fees) and expenses deducted from the Premiums, minus

•	any applicable Contract Enhancement recapture charge.

We will determine the Contract Value in the Investment Divisions as of the date we receive the Contract (subject to state variations). We will return Premium payments where required by law. We will pay the applicable free look proceeds within seven days of a request in Good Order. If a Purchase Payment made by personal check or electronic draft is received within the five days preceding a free look request, we may delay payment of the free look proceeds up to seven days after the date of the request, to ensure the check or electronic draft is not returned due to insufficient funds. In some states, we are required to hold the Premiums of a senior citizen in the Fixed Account during the free look period, unless we are specifically directed to allocate the Premiums to the Investment Divisions. State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

Advertising. From time to time, we may advertise several types of performance of the Investment Divisions.

•	Total return is the overall change in the value of an investment in an Investment Division over a given period of time.

•	Standardized average annual total return is calculated in accordance with SEC guidelines.

•
Non-standardized total return may be for periods other than those required by, or may otherwise differ from, standardized average annual total return. For example, if a Fund has been in existence longer than the Investment Division, we may show non-standardized performance for periods that begin on the inception date of the Fund, rather than the inception date of the Investment Division.

•	Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. Performance will reflect the deduction of the mortality and expense risk and administration charges and may reflect the deduction of the annual contract maintenance charge, but will not reflect charges for optional features except in performance data used in sales materials that promote those optional features. The deduction of charges for optional features would reduce the percentage increase or make greater any percentage decrease.

Restrictions Under the Texas Optional Retirement Program (ORP). Contracts issued to participants in ORP contain restrictions required under the Texas Administrative Code. In accordance with those restrictions, a participant in ORP will not be permitted to make withdrawals prior to such participant's retirement, death, attainment of age 70 1/2 or termination of employment in a Texas public institution of higher education. The restrictions on withdrawal do not apply in the event a participant in ORP transfers the Contract Value to another approved contract or vendor during the period of ORP participation. These requirements will apply to any other jurisdiction with comparable requirements.

Modification of Your Contract. Only our President, Vice President, Secretary or Assistant Secretary may approve a change to or waive a provision of your Contract. Any change or waiver must be in writing. We may change the terms of your Contract without your consent in order to comply with changes in applicable law, or otherwise as we deem necessary.

Confirmation of Transactions. We will send you a written statement confirming that a financial transaction, such as a Premium payment, withdrawal, or transfer has been completed. This confirmation statement will provide details about the transaction. Certain transactions which are made on a periodic or systematic basis will be confirmed in a quarterly statement only.

It is important that you carefully review the information contained in the statements that confirm your transactions. If you believe an error has occurred you must notify us in writing within 30 days of receipt of the statement so we can make any appropriate adjustments. If we do not receive notice of any such potential error, we may not be responsible for correcting the error.

Legal Proceedings. Jackson and its subsidiaries are defendants in class actions and a number of civil proceedings arising in the ordinary course of business. We do not believe at the present time that any pending action or proceeding will have a material adverse effect upon the Separate Account, Jackson’s ability to meet its obligations under the Contracts, or Jackson National Life Distributors LLC’s ability to perform its contract with the Separate Account.
TABLE OF CONTENTS OF
THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History
Services
Purchase of Securities Being Offered
Underwriters
Calculation of Performance
Additional Tax Information
Annuity Provision
Net Investment Factor
Condensed Financial Information
Financial Statements of the Separate Account
Financial Statements of Jackson

APPENDIX A
TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES

“JNL®,” “Jackson National®,” “Jackson®,” “Jackson of NY®” and “Jackson National Life Insurance Company of New York®” are trademarks of Jackson National Life Insurance Company®.

The “S&P 500 Index,” “S&P MidCap 400 Index,” “S&P SmallCap 600 Index,” “Dow Jones Industrial Average,” and “The Dow 10,” “Dow Jones Brookfield Global Infrastructure Index,” “STANDARD & POOR’S®,” “S&P®,” “S&P 500®,” “S&P MIDCAP 400 Index®,” “STANDARD & POOR’S MIDCAP 400 Index®,” “S&P SmallCap 600 Index®” and “STANDARD & POOR’S 500®” (collectively, the “Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Jackson National Life Insurance Company (“Jackson”). “Dow Jones®”, “Dow Jones Industrial Average”, “DJIA®”, “The Dow®” and “The Dow® 10” are service and/or trademarks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company® (“Jackson”).

The Dow Jones Brookfield Global Infrastructure Index is calculated by SPDJI pursuant to an agreement with Brookfield Redding, Inc. (together with its affiliates, “Brookfield”) and has been licensed for use. Standard & Poor’s®, S&P® and S&P 500®, S&P MidCap 400® and S&P SmallCap 600® are registered trademarks of Standard & Poor’s Financial Services LLC; Brookfield® is a registered trademark of Brookfield Asset Management, Inc. ; and the foregoing trademarks have been licensed by SPDJI for use.

The JNL/Mellon Capital S&P® SMid 60 Fund, JNL/Mellon Capital JNL 5 Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, JNL/Mellon Capital Small Cap Index Fund , the JNL/Mellon Capital DowSM Index Fund, and JNL/Brookfield Global Infrastructure and MLP Fund (collectively, the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor’s Financial Services LLC, Brookfield or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).

S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices’ only relationship to Jackson with respect to the Indices or the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products. S&P Dow Jones Indices have no obligation to take the needs of Jackson or the owners of the Products into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Products currently being issued by Jackson , but which may be similar to and competitive with Products. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

Dow Jones, SPDJI and their respective affiliates do not:

•	Sponsor, endorse, sell or promote the Products.

•	Recommend that any person invest in the Products.

•	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Products.

•	Have any responsibility or liability for the administration, management or marketing of the Products.

•	Consider the needs of the Products or the owners of the Products in determining, composing or calculating the Indexes or have any obligation to do so.

Dow Jones, SPDJI and their respective affiliates will not have any liability in connection with the Products. Specifically,
• Dow Jones, SPDJI and their respective affiliates do not make any warranty, express or implied, and Dow Jones, SPDJI and their respective affiliates disclaim any warranty about:
• The results to be obtained by the Products, the owners of the Products or any other person in connection with the use of the DJIA and the data included in the Indexes;

• The accuracy or completeness of the Indexes and its data;
• The merchantability and the fitness for a particular purpose or use of the Indexes and its data;
• Dow Jones, SPDJI and/or their respective affiliates will have no liability for any errors, omissions or interruptions in the Indexes or its data;
•    Under no circumstances will Dow Jones, SPDJI and/or their respective affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if they know that they might occur.

The licensing agreement relating to the use of the Indexes and trademarks referred to above by Jackson and SPDJI is solely for the benefit of the Products and not for any other third parties.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE INDICES. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

SPDR® is a registered trademark of Standard & Poor’s Financial Services LLC.

The following applies to the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Total Yield Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Mid 3 Fund, and JNL/S&P 4 Fund.

STANDARD & POOR’S ® , S&P ® , S&P 500 ® and, S&P MIDCAP 400 ® are registered trademarks of S&P Global Market Intelligence Inc. or its affiliates and have been licensed for use by Jackson National Life Insurance Company. Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a part of S&P Global Market Intelligence. Certain portfolios herein are sub-advised by SPIAS, a registered investment adviser and a wholly owned subsidiary of S&P Global Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services. SPIAS does not act as a “fiduciary” or as an “investment manager,” as defined under ERISA, to any investor. SPIAS is not responsible for client suitability.

Programs and products of the firms to which SPIAS provides services are not endorsed, sold or promoted by SPIAS and its affiliates, and SPIAS and its affiliates make no representation regarding the advisability of investing in those programs and products. With respect to the asset allocations and investments recommended by SPIAS in this document, investors should realize that such information is provided to Jackson National Asset Management, LLC only as a general recommendation. There is no agreement or understanding whatsoever that SPIAS will provide individualized advice to any investor. The underlying funds of the JNL/S&P 4 Fund are sub-advised by SPIAS. SPIAS does not sub-advise the JNL/S&P 4 Fund. SPIAS does not take into account any information about any investor or any investor’s assets when providing investment advisory services to firms to which SPIAS provides services. SPIAS does not have any discretionary authority or control with respect to purchasing or selling securities or making other investments. Individual investors should ultimately rely on their own judgment and/or the judgment of a representative in making their investment decisions.

SPIAS and its affiliates (collectively, S&P Global) and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively S&P Global Parties) do not guarantee the accuracy, completeness, timeliness or availability of the Content. S&P Global Parties are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, for the results obtained from the use of the Content, or for the security or maintenance of any data input by the user. The Content is provided on an “as is” basis. S&P GLOBAL PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, FREEDOM FROM BUGS, SOFTWARE ERRORS OR DEFECTS, THAT THE CONTENT’S FUNCTIONING WILL BE UNINTERRUPTED OR THAT THE CONTENT WILL OPERATE WITH ANY SOFTWARE OR HARDWARE CONFIGURATION. In no event shall S&P Global Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the Content even if advised of the possibility of such damages.

While SPIAS has obtained information from sources it believes to be reliable, SPIAS does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

S&P Global keeps certain activities of its divisions separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain divisions of S&P Global may have information that is not available to other S&P Global divisions. S&P Global has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

S&P Global Ratings does not contribute to or participate in the provision of investment advice. S&P Global Ratings may receive compensation for its ratings and certain analyses, normally from issuers or underwriters of securities or from obligors. S&P Global reserves the right to disseminate its opinions and analyses. S&P Global's public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P Global publications and third-party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees.

S&P Global Market Intelligence and its affiliates provide a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address. SPIAS may consider research and other information from affiliates in making its investment recommendations.

SPIAS may consider research and other information from affiliates in making its investment recommendations. The investment policies of certain model portfolios specifically state that among the information SPIAS will consider in evaluating a security are the credit ratings assigned by S&P Global Ratings. SPIAS does not consider the ratings assigned by other credit rating agencies. Credit rating criteria and scales may differ among credit rating agencies. Ratings assigned by other credit rating agencies may reflect more or less favorable opinions of creditworthiness than ratings assigned by S&P Global Ratings.

The Funds are not sponsored, endorsed, sold or promoted by S&P and its affiliates and S&P and its affiliates make no representation regarding the advisability of investing in the Funds.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.
DoubleLine is a registered service mark of DoubleLine Capital LP.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s). The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson. The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Nasdaq® 100 Fund. The JNL/Mellon Capital Nasdaq® 100 Fund is not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL NASDAQ® 100 FUND.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed JNL/Mellon Capital Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND , THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND , OR THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR THE

ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND , THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OR THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, ANY OTHER PERSON OR ENTITY, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND, OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR

FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Barclays Capital Inc. and its affiliates ("Barclays") is not the issuer or producer of JNL/DoubleLine ® Shiller Enhanced CAPE ® Fund and Barclays has no responsibilities, obligations or duties to investors in JNL/DoubleLine Shiller Enhanced CAPE Fund. The Shiller Barclays CAPE™ US Sector ER USD Index is a trademark owned by Barclays Bank PLC and licensed for use by JNL Series Trust ("JNLST") as the Issuer of JNL/DoubleLine Shiller Enhanced CAPE Fund. Barclays only relationship with the Issuer in respect of Shiller Barclays CAPE US Sector ER USD Index is the licensing of the Shiller Barclays CAPE US Sector ER USD Index which is determined, composed and calculated by Barclays without regard to the Issuer or the JNL/DoubleLine Shiller Enhanced CAPE Fund or the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund. Additionally, JNLST or JNL/DoubleLine Shiller Enhanced CAPE Fund may for itself execute transaction(s) with Barclays in or relating to the Shiller Barclays CAPE US Sector ER USD Index in connection with JNL/DoubleLine Shiller Enhanced CAPE Fund investors acquire JNL/DoubleLine Shiller Enhanced CAPE Fund from JNLST and investors neither acquire any interest in Shiller Barclays CAPE US Sector ER USD Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in JNL/DoubleLine Shiller Enhanced CAPE Fund. The JNL/DoubleLine Shiller Enhanced CAPE Fund is not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the JNL/DoubleLine Shiller Enhanced CAPE Fund or the advisability of investing in securities generally or the ability of the Shiller Barclays CAPE US Sector ER USD Index to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the JNL/DoubleLine Shiller Enhanced CAPE Fund with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the JNL/DoubleLine Shiller Enhanced CAPE Fund to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund or any other third party into consideration in determining, composing or calculating the Shiller Barclays CAPE US Sector ER USD Index Barclays has no obligation or liability in connection with administration, marketing or trading of the JNL/DoubleLine Shiller Enhanced CAPE Fund.

The licensing agreement between JNLST and Barclays is solely for the benefit of JNLST and Barclays and not for the benefit of the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE Shiller Barclays CAPE US Sector ER USD Index. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE Shiller Barclays CAPE US Sector ER USD Index, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE Shiller Barclays CAPE US Sector ER USD Index BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM

THE USE OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE JNL/DOUBLELINE SHILLER ENHANCED CAPE FUND.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E l 4 5HP.

APPENDIX B

CONTRACT ENHANCEMENT RECAPTURE CHARGE PROSPECTUS EXAMPLES

Example 1 illustrates the application of the 2% Contract Enhancement endorsement to a Contract with a single Premium payment and the application of recapture charges upon a partial withdrawal. This example assumes that the Contract is issued on October 1, 2012, and that the Contract Value grows to $126,360.11 by September 30, 2016. The Contract Owner requests that he or she be sent $100,000 on September 30, 2016. The Contract Value will have to be reduced by not only the $100,000, but also by the applicable Recapture Charge owed to us given the amount of Premium withdrawn that is subject to those charges, as illustrated below.

Example 1
10/1/2012 :	Contract Issue Date
$100,000.00 :	Premium
2.00% :	Contract Enhancement Percentage
$2,000.00 :	Contract Enhancement (Premium ($100,000) multiplied by the Contract Enhancement Percentage (2.00%))
1.25% :	Recapture Charge Percentage for Completed Year 3-4 (RC%)
5.50% :	Hypothetical Net Return

At end of Year 4
9/30/2016
$126,360.11 :	Contract Value at end of Year 4
$100,000.00 :	Net Withdrawal Amount (The amount requested to be sent.)
$26,360.11 :	Earnings (Contract Value ($126,360.11) less Premium ($100,000)), which are presumed to be withdrawn first and without charges.
$73,639.89 :	Net Withdrawal Amount requested ($100,000) minus Earnings ($26,360.11).
$74,572.04 :
Corresponding Premium. The amount to which the appropriate recapture charge percentage is applied. This amount is determined by multiplying the Net Withdrawal Amount requested minus Earnings ($73,639.89) by a factor determined by the percentage amount of the applicable charge. It is the actual amount of Premium that will need to be withdrawn to send the Contract Owner the Net Withdrawal Amount and apply the remainder to pay the charges to us. In this example, the corresponding Premium is specifically calculated as follows: $73,639.89 X (1/[1 – 1.25%]) = $74,572.04. In this calculation the 1.25% represents the RC%.

$100,000.00 :	Net Withdrawal Amount
$932.15 :	Recapture Charge: $74,572.04 multiplied by RC% (1.25%)
$100,932.15 :
Total Withdrawal Amount (Net Withdrawal requested ($100,000.00) plus the Recapture Charge ($932.15) that is imposed on the withdrawal of Premium) which is the total amount deducted from the Contract Value

$25,427.96 :	Contract Value after Total Withdrawal ($126,360.11 less $100,932.15)

Example 2 illustrates the application of the 2% Contract Enhancement endorsement to a Contract with multiple Premium payments and the application of recapture charges upon a partial withdrawal. This example assumes that the Contract is issued on October 1, 2012, the Contract Owner makes an additional Premium payment of $100,000 on November 1, 2014, and that the Contract Value grows to $203,250 by December 15, 2014. The Contract Owner requests that he or she be sent $150,000 on December 15, 2014. The Contract Value will have to be reduced by not only the $150,000, but also the applicable Recapture Charge owed to us given the amount of Premium withdrawn that is subject to those charges are applied, as illustrated below. For purposes of the recapture charge, we treat withdrawals as coming first from earnings, which are withdrawn without recapture charges, and then from the oldest Remaining Premium.

Example 2
10/1/2012 :	Contract Issue Date
$100,000.00 :	Premium 1

2.00% :	Contract Enhancement Percentage
$2,000.00 :	Contract Enhancement (Premium ($100,000) multiplied by the Contract Enhancement Percentage (2.00%))
1.25% :	Recapture Charge Percentage for Completed Year 2-3 (RC%1)

11/1/2014
$100,000.00 :	Premium 2 received in Contract Year 2-3
1.25% :	Contract Enhancement Percentage for Premium received in Contract Year 2-3
$1,250.00 :	Contract Enhancement (Premium ($100,000) multiplied by the Contract Enhancement Percentage (1.25%))
1.25% :	Recapture Charge Percentage for Completed Year 0-1 (since the receipt of the Premium) (RC%2)
0.00% :	Hypothetical Net Return

12/15/2014
$203,250.00 :	Contract Value
$150,000.00 :	Net Withdrawal Amount (The amount requested to be sent.)
$3,250.00 :	Earnings (Contract Value ($203,250) less Premiums ($200,000)), which are presumed to be withdrawn first and without charges.
$146,750.00 :	Net Withdrawal Amount ($150,000) requested minus Earnings ($3,250)

$100,000.00 :	Total Corresponding Premium 1, which is the oldest Remaining Premium. All of this Premium must be withdrawn to meet the requested Net Withdrawal Amount.
$98,750.00 :
The amount of Premium 1 withdrawn after deducting the Recapture Charge paid to us (Total Corresponding Premium 1 withdrawn ($100,000) less the Recapture Charge from Premium 1 ($100,000 multiplied by RC%1 (1.25%) equals $1,250))

$48,000.00 :
Net withdrawal amount needed from Premium 2, which is equal to the Net Withdrawal Amount requested ($150,000), minus Earnings ($3,250), and minus the amount withdrawn from Premium 1 after deducting the Recapture Charge ($98,750)

$48,607.59 :
Total Corresponding Premium 2. The amount of Premium 2 to which the appropriate recapture charge percentage is applied. This amount is determined by multiplying the net withdrawal amount needed from Premium 2 ($48,000.00) by a factor determined by the percentage amount of the applicable charge. In this example, the corresponding Premium 2 is specifically calculated as follows: $48,000 X (1/[1 – 1.25%]) = $48,607.59. In this calculation, the 1.25% represents the RC%2.

$150,000.00 :	Net Withdrawal Amount
$1,250.00 :	Recapture Charge from Premium 1: $100,000 multiplied by RC%1 (1.25%)
$607.59 :	Recapture Charge from Premium 2: $48,607.59 multiplied by RC%2 (1.25%)
$151,857.59 :
Total Withdrawal Amount (Net Withdrawal requested ($150,000.00) plus the Recapture Charge ($1,250.00 plus $607.59 equals $1,857.59 in total Recapture Charges) that is imposed on the withdrawal of Premium) which is the total amount deducted from the Contract Value)

$51,392.41 :	Contract Value after Total Withdrawal ($203,250.00 less $151,857.59)

Example 3 illustrates the application of the 2% Contract Enhancement endorsement to a Contract with a single Premium payment and the application of recapture charges when a Contract is annuitized and the corresponding Income Date is within the recapture charge schedule (please see the Recapture Charge Schedule(s) beginning on page 32 of this prospectus). This example assumes that the Contract is issued on October 1, 2012, and that the Contract Value grows to $126,360.11 by September 30, 2016. The Contract Owner requests to annuitize his or her Contract and the Income Date is September 30, 2016.

Example 3
10/1/2012 :	Contract Issue Date
$100,000.00 :	Premium
2.00% :	Contract Enhancement Percentage
$2,000.00 :	Contract Enhancement (Premium ($100,000) multiplied by the Contract Enhancement Percentage (2.00%))
1.25% :	Recapture Charge Percentage for Completed Year 3-4 (RC%)
5.50% :	Hypothetical Net Return

At end of Year 4
9/30/2016 :	Income Date
$126,360.11 :	Contract Value at end of Year 4
$1,250.00 :	Recapture Charge when the Income Date is at the end of Year 4: Premium ($100,000) multiplied by RC% (1.25%)
$125,110.11 :	Contract Value to be annuitized (Contract Value less Recapture Charge on the Income Date)

APPENDIX C

FINANCIAL INSTITUTION SUPPORT

Below is a complete list of Financial Institutions that received marketing and distribution and/or administrative support in 2016 from the Distributor and/or Jackson in relation to the sale of Jackson and Jackson of NY variable insurance products.

1st Global Capital Corporation	Cadaret, Grant & Co., Inc.	David A. Noyes & Co.
Accelerated Capital Group, Inc.	Calton & Associates, Inc.	Dempsey Lord Smith, LLC
Advisory Group Equity Services, Ltd.	Cambridge Investment Research, Inc.	Dominion Investor Services
Allegheny Investments, Ltd.	Cantella & Company, Inc.	Dorsey and Company, Inc.
Allegiance Capital, LLC	Cape Securities, Inc.	Dougherty & Company, Inc.
Allegis Investment Services	Capfinancial Securities, Inc.	Duncan Williams, Inc.
Allen & Company of Florida, Inc.	Capital City Securities	EDI Financial, Inc.
Allied Beacon Partners, Inc.	Capital Financial Services	Edward Jones & Company
American Capital	Capital Investment Group, Inc.	Equable Securities Corporation
American Equity Investment Corp	Capital One Securities	Equity Services, Inc.
American Independent Securities Group, LLC	Capitol Securities Management, Inc.	Essex National Securities, Inc.
American Portfolios Financial Services, Inc.	Cary Street Partners, LLC	Feltl and Company
Ameriprise Advisor Services, Inc.	CBIZ Financial Solutions	Fifth Third Securities
Ameritas Investment Corporation	CCF Investments, Inc.	Financial Security Management
Arete Wealth Management, LLC	Centaurus Financial, Inc.	Financial West Investment Group
Arque Capital, Ltd.	Center Street Securities, Inc.	First Allied Securities, Inc.
Arvest Asset Management	Century Securities & Associates, Inc.	First Brokerage America, LLC
Associated Insurance Services	Ceros Financial Services, Inc.	First Citizens Investor Services
Aurora Capital, LLC	Cetera Advisor Networks, LLC	First Financial Equity Corporation
Ausdal Financial Partners, Inc.	Cetera Advisors, LLC	First Heartland Capital, Inc.
Avalon Investment & Securities Group, Inc.	Cetera Financial Specialists, LLC	First Republic Securities Company
AXA Advisors, LLC	Cetera Investment Services, LLC	First Western Securities, Inc.
B.C. Ziegler & Company	CFD Investments, Inc.	Foothill Securities, Inc.
BancWest Investment Services, Inc.	Chelsea Financial Services	Foresters Equity Services, Inc.
Bankers Life Securities, Inc.	Citigroup Global Markets, Inc.	Fortune Financial Services, Inc.
BB&T Securities, LLC	Citizens Investment Services	Founders Financial Securities, LLC
BBVA Compass Investment Solutions, Inc.	Client One Securities, LLC	FSC Securities Corporation
BCG Securities, Inc.	Coastal Equities, Inc.	FTB Advisors, Inc.
Beaconsfield Financial Services	Commonwealth Financial Network	G. W. Sherwold Associates, Inc.
Benjamin F Edwards & Company	Community America Financial Solutions, LLC	G.A. Repple and Company
Berthel, Fisher & Company Financial Services	Compass Bancshares Ins, Inc.	Garden State Securities
BFT Financial Group, LLC	Comprehensive Asset Management &	Geneos Wealth Management, Inc.
Blakeslee & Blakeslee, Inc.	Servicing, Inc.	Girard Securities, Inc.
BMO Harris Financial Advisors, Inc.	Concorde Investment Services, LLC	Global Brokerage Services, Inc.
BOK Financial Securities, Inc.	Coordinated Capital Securities, Inc.	GLP Investment Services, LLC
Bolton Global Capital	Country Capital Management Company	GLS & Associates, Inc.
BOSC, Inc.	Crescent Securities Group	Gradient Securities, LLC
Bristol Financial Services, Inc.	Crown Capital Securities, L.P.	Great Nation Investment Corporation
Broker Dealer Financial Services Corporation	Crystal Bay Securities	GWN Securities, Inc.
Brokers International Financial Services, LLC	CUNA Brokerage Services, Inc.	H Beck, Inc.
Brooklight Place Securities	CUSO Financial Services, Inc.	H.D. Vest Investment Securities, Inc.
Bruce A. Lefavi Securities, Inc.	Cutter & Company	Hantz Financial Services
Bruderman Brothers	D. A. Davidson & Company	Harbor Financial Services, LLC
Buckman, Buckman & Reid, Inc.	Davenport & Company, LLC	Harbour Investments, Inc.

Harger and Company, Inc.	Lincoln Financial Advisors Corporation	OneAmerica Securities, Inc.
Hazard & Siegel, Inc.	Lincoln Financial Securities Corporation	Oppenheimer & Company, Inc.
HBW Securities, LLC	Lincoln Investment Planning, Inc.	Packerland Brokerage Services
Hefren-Tillotson, Inc.	Lion Street Financial, LLC	Paradigm Equities, Inc.
Hilltop Securities, Inc.	Lombard Securities	Park Avenue Securities, LLC
Hornor, Townsend & Kent, Inc.	Long Island Financial Group, Inc.	Parkland Securities, LLC
HSBC Securities	LPL Financial Services	Parsonex Securities, LLC
Huntington Investment Company	Lucia Securities, LLC	Peak Brokerage Services
Huntleigh Securities Corporation	M Griffith Investment Services	Peoples Securities, Inc.
IBN Financial Services, Inc.	M. Holdings Securities, Inc.	PFA Security Asset Management, Inc.
IFS Securities	M&T Securities, Inc.	PlanMember Securities Corporation
IMS Securities, Inc.	Madison Avenue Securities, Inc	PNC Investment, LLC
Independence Capital Company	Maxim Group, LLC	Principal Securities
Independent Financial Group, LLC	McLaughlin Ryder Investments, Inc.	Private Client Services, LLC
Infinex Investments, Inc.	MerCap Securities, LLC	ProEquities, Inc.
Infinity Securities, Inc.	Mercer Allied Company, LP	Prospera Financial Services, Inc.
Innovation Partners, LLC	Merrill Lynch	Pruco Securities, LLC
Institutional Securities Corporation	MetLife Securities, Inc.	PTS Brokerage, LLC
InterCarolina Financial Services, Inc.	Michigan Securities, Inc.	Purshe Kaplan Sterling Investments
International Assets Advisory, LLC	Mid-Atlantic Capital Corporation	Quayle & Company Securities
Intervest International, Inc.	Mid-Atlantic Securities , Inc.	Questar Capital Corporation
INVEST Financial Corporation	MML Investors Services, LLC	Raymond James & Associates, Inc.
Investacorp, Inc.	Moloney Securities Company, Inc.	RBC Capital Markets Corporation
Investment Centers of America, Inc.	Money Concepts Capital Corp	Regulus Advisors, LLC
Investment Network, Inc.	Moors & Cabot, Inc.	Rhodes Securities, Inc.
Investment Planners, Inc.	Morgan Stanley	Robert W. Baird & Company, Inc.
Investment Professional, Inc.	MSI Financial Services	Rogan and Associates
Investors Capital Corporation	Mutual of Omaha Investor Services, Inc.	Royal Alliance Associates
J.W. Cole Financial, Inc.	Mutual Securities, Inc.	Royal Securities Company
James T Borello & Company	Mutual Trust Company of America Securities	Sagepoint Financial, Inc.
Janney, Montgomery Scott, LLC	MWA Financial Services, Inc.	Santander Securities, LLC
JJB Hilliard WL Lyons, LLC	National Planning Corporation	Saxony Securities, Inc.
JP Morgan Securities	National Securities Corporation	SCF Securities, Inc.
JP Turner & Company, LLC	Nations Financial Group, Inc.	Secure Planning, Inc.
K. W. Chambers & Company	Nationwide Planning Associates	Securian Financial Services, Inc.
Kalos Capital, Inc.	Nationwide Securities, LLC	Securities America, Inc.
Kestra Investment Services, Inc./NFP	Navy Federal Brokerage Services, LLC	Securities Equity Group
Securities, Inc.	NBC Securities, Inc.	Securities Management & Research, Inc.
Key Investment Services	Newbridge Securities Corporation	Securities Service Network, Inc.
Kingsbury Capital, Inc.	Next Financial Group, Inc.	Sigma Financial Corporation
KMS Financial Services, Inc.	NIA Securities, LLC	Signal Securities, Inc.
Kovack Securities, Inc.	North Ridge Securities Corporation	Signator Investors, Inc.
L. M. Kohn & Company, Inc.	Northeast Securities, Inc.	Signature Securities Group Corporation
Lasalle St. Securities, LLC	Northwestern Mutual Investment Services, LLC	SII Investments, Inc.
Legend Equities Corporation	NPB Financial Group, LLC	Silver Oak Securities
Leigh Baldwin & Company	NY Life Securities, Inc.	Sorrento Pacific Financial, LLC
Lesko Securities, Inc.	Oak Tree Securities, Inc.	Southeast Investments, N.C., Inc.
Liberty Partners Financial Services, LLC	Oakbridge Financial Services	Southwestern/Great American
LifeMark Securities Corporation	Ohanesian & Lecours, Inc.	Spire Securities

St. Bernard Financial Services, Inc.	Woodbury Financial Services, Inc.
Sterne Agee Financial Services, Inc.	Woodmen Financial Services, Inc.
Stifel Nicolaus & Company, Inc.	World Equity Group, Inc.
Summit Brokerage Services, Inc.	Wunderlich Securities, Inc.
Sunset Financial Services, Inc.	WWK Investments, Inc.
SunTrust Investment Services, Inc.
SWBC Investment Services
SWS Financial Services, Inc.
Symphonic Securities, LLC
Synovus Securities, Inc.
Tandem Securities, Inc.
Taylor Capital Management
Teckmeyer Financial Services
TFS Securities, Inc.
The Investment Center, Inc.
The Leaders Group, Inc.
The O.N. Equity Sales Company
The Strategic Financial Alliance, Inc.
The Windmill Group
Thrivent Financial
Thurston, Springer, Miller, Herd and Titak, Inc.
Transamerica Financial Advisors, Inc.
Triad Advisors, Inc.
Trustmont Financial Group, Inc.
UBS Financial Services, Inc.
Uhlmann Price Securities
UMB Insurance, Inc.
UnionBanc Investment Services, LLC
United Planners Financial Services of America
Univest Insurance, Inc.
US Bancorp Investments, Inc.
USA Financial Securities Corporation
Valic Financial Advisors, Inc.
ValMark Securities, Inc.
Vanderbilt Securities, LLC
Veritrust
Voya Financial Advisors, Inc
VSR Financial Services, Inc.
Waddell & Reed, Inc.
Wall Street Financial Group
Wayne Hummer Investments, LLC
Wedbush Securities, Inc.
Wellington Shields & Company, LLC
Wells Fargo Advisors, LLC
Wescom Financial Services, LLC
Western Equity Group
Westport Capital Markets
WFG Investments, Inc.

APPENDIX D

GMWB PROSPECTUS EXAMPLES

I.    SAFEGUARD MAX (No longer offered as of April 29, 2013)
Unless otherwise specified, the following examples assume you elected SafeGuard Max GMWB with a 7% benefit when you purchased your Contract, no other optional benefits were elected, your initial Premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges, and no prior partial withdrawals have been made. The examples also assume that the GMWB has not been terminated as described in the Access to Your Money section of this prospectus.

Example 1: This example demonstrates how GMWB values are set at election.

▪	Example 1a: If the GMWB is elected at issue:

s	Your initial GWB is $100,000, which is your initial Premium payment.

s	Your GAWA is $7,000, which is 7% of your initial GWB ($100,000*0.07 = $7,000).

▪
Example 1b: If the GMWB is elected after issue (if permitted) when the Contract Value is $105,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected:

s	Your initial GWB is $100,000, which is your Contract Value ($105,000) less the Recapture Charge ($5,000) on the effective date of the endorsement.

s	Your GAWA is $7,000, which is 7% of your initial GWB ($100,000*0.07 = $7,000).

▪
Example 1c: If the GMWB is elected after issue (if permitted) or you convert to another GMWB, if permitted, when the Contract Value is $110,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected or converted:

s
Your initial GWB in your new GMWB is $105,000, which is your Contract Value ($110,000) less the Recapture Charge ($5,000) on the effective date of the endorsement. If you converted your GMWB when the GWB for your former GMWB was $120,000 and the Contract Value less the Recapture Charge declined to $105,000 prior to the conversion date, the conversion to the new GMWB would result in a $15,000 reduction in the GWB.

s	Your GAWA is $7,350, which is 7% of your initial GWB ($105,000*0.07 = $7,350).

▪	Notes:

s	Your GAWA% and GAWA are not determined until the earlier of the time of your first withdrawal or the date that your Contract Value reduces to zero.

Example 2: This example demonstrates how your GAWA% is determined. Your GAWA% is determined on the earlier of the time of your first withdrawal or the date that your Contract Value reduces to zero. Your GAWA% is set based upon your attained age at that time. Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 7% based on your attained age and your GWB is $100,000, your initial GAWA is $7,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.07 = $7,000).

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

▪
Example 3a: This example demonstrates what happens if you make an additional Premium payment of $50,000, your GWB is $100,000 at the time of payment, and your Contract includes a Contract Enhancement provision which provides $2,500 to your Contract at the time of the Premium payment:

s
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000). Your GWB is subject to a maximum of $5,000,000 (see Example 3b).

s	Your GAWA is $10,500, which is your GAWA prior to the additional Premium payment ($7,000) plus 7% of your additional Premium payment ($50,000*0.07 = $3,500).

▪
Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment of $100,000 and your GWB is $4,950,000 and your GAWA is $346,500 at the time of payment:

s	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $350,000, which is your GAWA prior to the additional Premium payment ($346,500) plus 7% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.07 = $3,500).

▪	Notes:

s	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA % has been determined.

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is your GAWA for endorsements for non-qualified and qualified Contracts that do not permit withdrawals in excess of the GAWA or which is the greater of your GAWA or your RMD for those GMWBs related to qualified Contracts that permit withdrawals in excess of the GAWA to equal your RMD).

▪	Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($7,000) when your GWB is $100,000:

s	Your new GWB is $93,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,000).

s	Your GAWA for the next year remains $7,000, since you did not withdraw an amount that exceeds your GAWA.

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 14 years to deplete your GWB ($93,000 / $7,000 per year = 14 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪
Example 4b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($7,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

s	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).

s	Your GAWA for the next year remains $7,000, since your withdrawal did not exceed the greater of your GAWA ($7,000) or your RMD ($7,500).

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 14 years to deplete your GWB ($92,500 / $7,000 per year = 14 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

▪	Example 5a – SafeGuard Max: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($7,000) when your Contract Value is $146,500 and your GWB is $100,000:

s
Your new GWB is $91,000, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $7,000)*(1 - ($10,000 - $7,000) / ($146,500 - $7,000)) = $91,000].

s
Your GAWA is recalculated to equal $6,849, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$7,000 * (1 - ($10,000 - $7,000) / ($146,500 - $7,000)) = $6,849]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 14 years to deplete your GWB ($91,000 / $6849 per year = 14 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($7,000) when your Contract Value is $105,000 and your GWB is $100,000:

s
Your new GWB is $90,153, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $7,000)*(1 - ($10,000 - $7,000) / ($105,000 - $7,000)) = $90,153].

s
Your GAWA is recalculated to equal $6,786, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$7,000 * (1 - ($10,000 - $7,000)/($105,000 - $7,000)) = $6,785]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 14 years to deplete your GWB ($90,153 / $6,786 per year = 14 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($7,000) when your Contract Value is $55,000 and your GWB is $100,000:

s
Your new GWB is $87,188, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $7,000) * (1 - ($10,000 - $7,000) / ($55,000 - $7,000)) = $87,188].

s
Your GAWA is recalculated to equal $6,563, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$7,000*(1-($10,000-$7,000)/($55,000 - $7,000))=$6,563]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 14 years to deplete your GWB ($87,188 / $6,563 per year = 14 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: This example illustrates how GMWB values are re-determined upon step-up.

▪	Example 6a: This example demonstrates what happens if at the time of step-up your Contract Value is $200,000, your GWB is $90,000, and your GAWA is $7,000:

s	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value.

s	Your GAWA for the next year is recalculated to equal $14,000, which is the greater of 1) your GAWA prior to the step-up ($7,000) or 2) 7% of your new GWB ($200,000*0.07 = $14,000).

–
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 15 years to deplete your GWB ($200,000 / $14,000 per year = 15 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Example 6b: This example demonstrates what happens if at the time of step-up your Contract Value is $90,000, your GWB is $80,000, and your GAWA is $7,000:

s	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value.

s	Your GAWA for the next year remains $7,000, which is the greater of 1) your GAWA prior to the step-up ($7,000) or 2) 7% of your new GWB ($90,000*0.07 = $6,300).

–
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 13 years to deplete your GWB ($90,000 / $7,000 per year = 13 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s
The Company may increase the GMWB charge upon step-up. By not electing to step-up, you can avoid the potential increase in charge due to step-up. You should carefully consider this decision and consult your representative.

s	Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.

Example 7: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

▪
Example 7a: This example demonstrates what happens if prior to any transactions your Contract Value is $200,000, your GAWA is $7,000, your GAWA% is not eligible for re-determination upon step-up, your GWB is $100,000 and you wish to step-up your GWB (or your GWB is due to step-up automatically) and you also wish to take a withdrawal of an amount equal to $7,000:

s
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $14,000, which is the greater of 1) your GAWA prior to the step-up ($7,000) or 2) 7% of your new GWB ($200,000*0.07 = $14,000). On the day following the step-up and after the withdrawal of $7,000, your new GWB is $193,000, which is your GWB less the amount of the withdrawal ($200,000 - $7,000 = $193,000) and your GAWA will remain at $14,000 since the amount of the withdrawal does not exceed your GAWA. If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 14 years to deplete your GWB ($193,000 / $14,000 per year = approximately 14 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

s
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $93,000, which is your GWB less the amount of the withdrawal ($100,000 - $7,000 = $93,000) and your Contract Value becomes $193,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $7,000 = $193,000). Upon step-up following the withdrawal, your GWB is set equal to $193,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $13,510, which is the greater of 1) your GAWA prior to the step-up ($7,000) or 2) 7% of your new GWB ($193,000*0.07 = $13,510). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 15 years to deplete your GWB ($193,000 / $13,510 per year = 15 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	As the example illustrates, when considering a request for a withdrawal at or near the same time as the election of a step-up, the order of the transactions may impact your GAWA.

–
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

–
If the step-up would result in an increase in your GAWA, and the requested withdrawal is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

–	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.

s	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.

s	The Company may increase the GMWB charge upon step-up.

s	Your GAWA% is determined at the time of the withdrawal (if not previously determined).

s	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

II.    AUTOGUARD 5, AUTOGUARD 6 (AutoGuard 6 no longer offered as of April 29, 2013)

Unless otherwise specified, the following examples assume you elected an AutoGuard 5 GMWB with a 5% benefit when you purchased your Contract, no other optional benefits were elected, your initial Premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges, and no prior partial withdrawals have been made. The examples also assume that the GMWB has not been terminated as described in the Access to Your Money section of this prospectus. If you elected an AutoGuard 6 GMWB instead of an AutoGuard 5 GMWB, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with a 6%.

Example 1: This example demonstrates how GMWB values are set at election.

▪	Example 1a: If the GMWB is elected at issue:

s	Your initial GWB is $100,000, which is your initial Premium payment.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪	Example 1b : If the GMWB is elected after issue (if permitted) when the Contract Value is $105,000 and your Contract includes a Contract Enhancement at the time the GMWB is elected:

s	Your initial GWB is $105,000, which is your Contract Value ($105,000) on the effective date of the endorsement.

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

Example 2: This example demonstrates how your GAWA is determined.

▪	If your GAWA% is 5% based on your Contract and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

▪
Example 3a: This example demonstrates what happens if you make an additional Premium payment of $50,000, your GWB is $100,000 at the time of payment, and your Contract includes a Contract Enhancement provision which provides $2,500 to your Contract at the time of the Premium payment:

s
Your new GWB is $152,500, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000) plus the Contract Enhancement resulting from the Premium payment ($2,500). Your GWB is subject to a maximum of $5,000,000 (see Example 3b).

s	Your GAWA is $7,625, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of the amount of increase in your GWB resulting from the additional Premium payment

▪
Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

s	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is your GAWA for endorsements for non-qualified and qualified Contracts that do not permit withdrawals in excess of the GAWA or which is the greater of your GAWA or your RMD for those GMWBs related to qualified Contracts that permit withdrawals in excess of the GAWA to equal your RMD).

▪	Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:

s	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).

s	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪
Example 4b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

s	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).

s	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

▪	Example 5a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:

s
Your new GWB is $91,200, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

s
Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:

s
Your new GWB is $90,250, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

s
Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:

s
Your new GWB is $85,500, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

s
Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	If your GAWA falls below your GWB, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: This example illustrates how GMWB values are re-determined upon step-up.

▪	Example 6a: This example demonstrates what happens if at the time of step-up your Contract Value is $200,000, your GWB is $90,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value.

s	Your GAWA for the next year is recalculated to equal $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).

–
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($200,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Example 6b: This example demonstrates what happens if at the time of step-up your Contract Value is $90,000, your GWB is $80,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value.

s	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).

–
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s
The Company may increase the GMWB charge upon step-up. You will have an opportunity to discontinue the automatic step-ups and avoid the potential increase in charge due to step-up. You should carefully consider this decision and consult your representative.

s	Your GWB will only step-up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.

s	Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.

Example 7: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

▪
Example 7a: This example demonstrates what happens if prior to any transactions your Contract Value is $200,000, your GAWA is $5,000, your GWB is $100,000 and you wish to step-up your GWB (or your GWB is due to step-up automatically) and you also wish to take a withdrawal of an amount equal to $5,000:

s
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000). On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA. If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

s
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000). Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s
As the example illustrates, when considering a request for a withdrawal at or near the same time as the election or automatic application of a step-up, the order of the transactions may impact your GAWA.

–
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

–
If the step-up would result in an increase in your GAWA and the requested withdrawal is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

–	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.

s	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.

s	The Company may increase the GMWB charge upon step-up.

s	Your GWB will only step-up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.

s	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

III.    JACKSON SELECT PROTECTOR (No longer offered as of April 29, 2013)

Unless otherwise specified, the following examples apply to and assume you elected Jackson Select Protector GMWB (referred to below as a GMWB) when you purchased your Contract, no other optional benefits other than any available Contract Enhancement that could be elected, your initial Premium payment net of any applicable Premium taxes, plus any Contract Enhancement was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges and no prior partial withdrawals have been made. The examples assume that your age when the GAWA% is first determined corresponds to a GAWA% of 5% and any For Life Guarantee has not been terminated. If your age at the time the GAWA% is first determined corresponds to a GAWA% other than 5%, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%. References to the Select Protector Death Benefit refer to a death benefit provided by the Jackson Select Protector GMWB, but not to any separate death benefit endorsement.

Example 1: This example demonstrates how GMWB values are set at election.

▪	Example 1a: If the GMWB is elected at issue:

s	Your initial GWB is $100,000, which is your initial Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5000).

▪	Example 1b: If the GMWB is added after issue (subject to availability) when the Contract Value is $105,000:

s	Your initial GWB is $105,000, which is your Contract Value on the effective date of the endorsement.

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:

s
Your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, if the endorsement is elected at issue or your Contract Value if the endorsement is elected after issuance of the Contract, subject to availability.

s	Your initial Select Protector Death Benefit is set equal to your initial GWB.

Example 2: This example demonstrates how your GAWA% is determined. Your GAWA% is determined on the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of the Life Income of a GMWB Income Option. Your GAWA% is set based upon your attained age at that time. Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

▪	Your GAWA% will be re-determined based on your attained age if your Contract Value at the time of a step-up is greater than the BDB.

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

▪
Example 3a: This example demonstrates what happens if you make an additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement of $50,000 and your GWB is $100,000 at the time of payment:

s
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement ($50,000). Your GWB is subject to a maximum of $5,000,000 (see Example 3b).

s
Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement ($50,000*0.05 = $2,500).

▪
Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

s
Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:

s	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined.

s	Your BDB is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement. The BDB is not subject to a maximum of $5,000,000.

s	Your Select Protector Death Benefit is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000.

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is your GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA)).

▪	Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:

s	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).

s	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the death of any Owner or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪
Example 4b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

s	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).

s	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).

s
If you continued to take annual withdrawals equal to your initial and unchanged RMD ($7,500), it would take approximately an additional 12 years to deplete your GWB ($92,500 / $7,500 per year = approximately 12 years), provided that there are no further adjustments made to your GWB or your RMD (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your RMD could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 12 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s	Your Select Protector Death Benefit will be reduced by the amount of the withdrawal since the withdrawal did not exceed the greater of the GAWA or the RMD.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s	Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

▪	Example 5a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:

s
Your new GWB is $91,200, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

s
Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the any death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:

s
Your new GWB is $90,250, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

s
Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:

s
Your new GWB is $85,500, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

s
Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s
Your Select Protector Death Benefit will be reduced in the same manner that the GWB is reduced; it is first reduced dollar-for-dollar for the GAWA and then is reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
The Excess Withdrawal is defined to be the lesser of the total amount of the current partial withdrawal, or the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: This example illustrates how GMWB values are re-determined upon automatic step-up.

▪	Example 6a: This example demonstrates what happens if at the time of step-up your Contract Value is $200,000, your GWB is $90,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value.

s
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life's attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value at the time of the step-up is greater than your BDB.

–	If, in the example above, your BDB is $100,000 and the GAWA% at the applicable attained age is 6%:

•	Your GAWA% is set to 6%, since your Contract Value ($200,000) is greater than your BDB ($100,000).

•	Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).

•	Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($200,000).

▪	Example 6b: This example demonstrates what happens if at the time of step-up your Contract Value is $90,000, your GWB is $80,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value.

s
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life's attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value is greater than your BDB. However, in this case, it is assumed that your initial Premium, net of any applicable Premium taxes, plus any Contract Enhancement is $100,000. Your BDB would not be less than $100,000, so this would not cause a re-determination of the GAWA%. Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500). In addition, if your BDB is $100,000 prior to the step-up, your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($90,000).

▪	Notes:

s
Your endorsement contains a provision allowing the Company to increase the GMWB charge upon step-up. You will have an opportunity to discontinue the automatic step-ups and avoid the potential increase in charge due to step-up. You should carefully consider this decision and consult your representative.

s	Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.

s	Your Select Protector Death Benefit remains unchanged since step-ups do not impact the Select Protector Death Benefit.

Example 7: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

▪
Example 7a: This example demonstrates what happens if prior to any transactions your Contract Value is $200,000, your GAWA is $5,000, your GWB is $100,000, your GWB is due to step-up automatically, and you also wish to take a withdrawal of an amount equal to $5,000:

s
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value. At that time, your GAWA is equal to $10,000, which is 5% of your new GWB ($200,000*0.05 = $10,000). On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA. If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($200,000). Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

s
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000). Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals. At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($195,000).

▪	Notes:

s	As the example illustrates, when considering a request for a withdrawal at or near the same time as application of a step-up, the order of the two transactions may impact your GAWA.

–
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied. If the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

–	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.

s	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.

s	The GAWA% is determined at the time of the withdrawal (if not previously determined).

–	The GAWA% is re-determined upon step-up if your Contract Value is greater than your BDB.

s
Your Select Protector Death Benefit would not be adjusted for the step-up since step-ups do not impact the Select Protector Death Benefit, but your Select Protector Death Benefit may be reduced for the withdrawal.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where a minimum death benefit is reduced proportionately for withdrawals, the death benefit may be reduced by more than the amount of the withdrawal.

Example 8: This example illustrates how the For Life Guarantee is affected upon death of the Owner on a For Life GMWB with Joint Option.

▪	This example demonstrates what happens if at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:

s
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or begin on the date the For Life Guarantee becomes effective. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained). Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained). The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

s	Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

Example 9: This example demonstrates how funds are transferred to or from the GMWB Fixed Account, on each Contract Monthly Anniversary, via the formulas defined in the Transfer of Assets Methodology in Appendix E. The annuity factors referenced in this example are also found in Appendix E. (This example only applies if your endorsement contains a Transfer of Assets provision.)

▪
Example 9a: This example demonstrates what happens if on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000, and your Fixed Account Contract Value is $5,000:

s	Your liability is equal to $91,560, which is your GAWA multiplied by your annuity factor ($6,000 * 15.26 = $91,560).

s
The ratio is equal to 91.56%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($91,560 - $0) / ($95,000 + $5,000) = 91.56%].

s
Since the ratio (91.56%) is greater than 83%, funds are transferred from the Investment Divisions and the Fixed Account Options to the GMWB Fixed Account. The amount of the transfer is equal to $57,800, which is the lesser of 1) the Separate Account Contract Value plus the Fixed Account Contract Value ($95,000 + $5,000 = $100,000) or 2) the liability (net of the GMWB Fixed Account Contract Value) less 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - 0.80) = $57,800].

s	Your GMWB Fixed Account Contract Value is $57,800, which is your previous GMWB Fixed Account Contract Value plus the amount of the transfer ($0 + $57,800 = $57,800).

s
Your Separate Account Contract Value is $40,090, which is your previous Separate Account Contract Value less the amount of the transfer multiplied by the ratio of the Separate Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$95,000 - $57,800 * ($95,000 / ($95,000 + $5,000)) = $40,090].

s
Your Fixed Account Contract Value is $2,110, which is your previous Fixed Account Contract Value less the amount of the transfer multiplied by the ratio of the Fixed Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$5,000 - $57,800 * ($5,000 / ($95,000 + $5,000)) = $2,110].

▪
Example 9b: This example demonstrates what happens if on your 13th Contract Monthly Anniversary, your annuity factor is 14.83, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $15,000, your Separate Account Contract Value is $90,000, your Fixed Account Contract Value is $10,000, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the Fixed Account Options is 5%:

s	Your liability is equal to $88,980, which is your GAWA multiplied by your annuity factor ($6,000 * 14.83 = $88,980).

s
The ratio is equal to 73.98%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($88,980 - $15,000) / ($90,000 + $10,000) = 73.98%].

s
Since the ratio (73.98%) is less than 77%, funds are transferred from the GMWB Fixed Account to the Investment Divisions and the Fixed Account Options. The amount of the transfer is equal to $15,000, which is the lesser of 1) the GMWB Fixed Account Contract Value ($15,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($15,000 - $88,980 + 0.80 * ($90,000 + $10,000)) / (1 - 0.80) = $30,100].

s	Your GMWB Fixed Account Contract Value is $0, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($15,000 - $15,000 = $0).

s
Your Separate Account Contract Value is $104,250, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($90,000 + $15,000 * 0.95 = $104,250).

s
Your Fixed Account Contract Value is $10,750, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Fixed Account Options ($10,000 + $15,000 * 0.05 = $10,750).

▪
Example 9c: This example demonstrates what happens if on your 25th Contract Monthly Anniversary, your annuity factor is 14.39, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $100,000, your Separate Account Contract Value is $0, your Fixed Account Contract Value is $0, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the Fixed Account Options is 5%:

s	Your liability is equal to $86,340, which is your GAWA multiplied by your annuity factor ($6,000 * 14.39 = $86,340).

s	The ratio is not calculated since the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero.

s
Since all funds are allocated to the GMWB Fixed Account and the GMWB Fixed Account Contract Value ($100,000) is greater than the liability ($86,340), funds are transferred from the GMWB Fixed Account to the Investment Divisions and the Fixed Account Options. The amount of the transfer is equal to $68,300, which is the lesser of 1) the GMWB Fixed Account Contract Value ($100,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($100,000 - $86,340 + 0.80 * ($0 + $0)) / (1 - 0.80) = $68,300].

s	Your GMWB Fixed Account Contract Value is $31,700, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($100,000 - $68,300 = $31,700).

s
Your Separate Account Contract Value is $64,885, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($0 + $68,300 * 0.95 = $64,885).

s
Your Fixed Account Contract Value is $3,415, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Fixed Account Options ($0 + $68,300 * 0.05 = $3,415).

▪	Notes:

s
If your GAWA had not yet been determined prior to the transfer of assets calculation, the GAWA used in the liability calculation will be based on the GAWA% for your attained age (or the attained age of the youngest Covered Life if your endorsement is a For Life GMWB with Joint Option) at the time of the calculation multiplied by your GWB at that time.

s
The amount transferred from each Investment Division and Fixed Account Option to the GMWB Fixed Account will be in proportion to their current value. The amount transferred to each Investment Division and Fixed Account Option will be based on your most current Premium allocation instructions.

s	No adjustments are made to the GWB, the GAWA or the Select Protector Death Benefit as a result of the transfer.

IV.    LIFEGUARD FREEDOM 6 NET

Unless otherwise specified, the following examples apply to and assume you elected LifeGuard Freedom 6 Net GMWB (referred to below as a GMWB) when you purchased your Contract, no other optional benefits were elected, your initial Premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges and no prior partial withdrawals have been made. The examples assume that your age when the GAWA% is first determined corresponds to a GAWA% of 5%, the GMWB elected has a bonus percentage of 6%, the Contract Enhancement is 5%, and the GMWB and any For Life Guarantee have not been terminated. If your age at the time the GAWA% is first determined corresponds to a GAWA% other than 5%, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%.

Example 1: This example demonstrates how GMWB values are set at election. This example applies ONLY if your endorsement was issued before 04/30/2012 or on or after 04/29/2013.

▪	Example 1a: If the GMWB is elected at issue:

s	Your initial GWB is $100,000, which is your initial Premium payment.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪
Example 1b: If the GMWB is elected after issue (subject to availability) when the Contract Value is $105,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected:

s	Your initial GWB is $100,000, which is your Contract Value ($105,000) less the Recapture Charge ($5,000) on the effective date of the endorsement.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪
Example 1c: If the GMWB is elected after issue (subject to availability) or you convert to another GMWB, if permitted, when the Contract Value is $110,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected or converted:

s
Your initial GWB in your new GMWB is $105,000, which is your Contract Value ($110,000) less the Recapture Charge ($5,000) on the effective date of the endorsement. If you converted your GMWB when the GWB for your former GMWB was $120,000 and the Contract Value less the Recapture Charge declined to $105,000 prior to the conversion date, the conversion to the new GMWB would result in a $15,000 reduction in the GWB.

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:

s
Your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment if the endorsement is elected at issue or your Contract Value less any applicable Recapture Charge if the endorsement is elected after issuance of the Contract (subject to availability).

s	Your initial Bonus Base is set equal to your GWB at the time of election.

s	Your initial GWB Adjustment is set equal to 200% times your initial GWB.

s
Your initial GMWB Earnings Determination Baseline is set equal to your initial Premium payment if the endorsement is elected at issue or your Contract Value less any applicable Recapture Charge if the endorsement is elected after issuance of the Contract (subject to availability).

Example 2: This example demonstrates how GMWB values are set at election. This example applies ONLY if your endorsement was issued between 04/30/2012 and 04/29/2013.

▪	Example 2a: If the GMWB is elected at issue:

s	Your initial GWB is $105,000, which is your initial Premium payment ($100,000) plus any Contract Enhancement ($100,000*0.05=$5,000).

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Example 2b: If the GMWB is elected after issue (subject to availability) when the Contract Value is $105,000:

s	Your initial GWB is $105,000, which is your Contract Value on the effective date of the endorsement.

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Example 2c: If the GMWB is elected after issue (subject to availability) or you convert to another GMWB, if permitted, when the Contract Value is $110,000 the time the GMWB is elected or converted:

s	Your initial GWB in your new GMWB is $110,000, which is your Contract Value ($110,000) on the effective date of the endorsement.

s	Your GAWA is $5,500, which is 5% of your initial GWB ($110,000*0.05 = $5,500).

▪	Notes:

s
Your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment plus any Contract Enhancement, if the endorsement is elected at issue or your Contract Value if the endorsement is elected after issuance of the Contract (subject to availability).

s	Your initial Bonus Base is set equal to your GWB at the time of election.

s	Your initial GWB Adjustment is set equal to 200% times your initial GWB.

s	Your initial GMWB Earnings Determination Baseline is set equal to your initial Premium payment.

Example 3: This example demonstrates how your GAWA% is determined. Your GAWA% is determined on the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of the Life Income of a GMWB Income Option. Your GAWA% is set based upon your attained age at that time. Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

▪	Notes:

s	Your GAWA% will be re-determined based on your attained age if your Contract Value at the time of a step-up is greater than the BDB.

Example 4: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined. This example applies ONLY if your endorsement was issued before 04/30/2012 or on or after 04/29/2013.

▪	Example 4a: This example demonstrates what happens if you make an additional Premium payment of $50,000, and your GWB is $100,000 at the time of payment:

s
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000). Your GWB is subject to a maximum of $5,000,000 (see Example 4b).

s	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment ($50,000*0.05 = $2,500).

▪
Example 4b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

s	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:

s	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA % has been determined.

s	Your BDB is increased by the Premium payment. The BDB is not subject to a maximum of $5,000,000.

s	Your Bonus Base is increased by the Premium payment, subject to a maximum of $5,000,000.

s
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment times 200%, subject to a maximum of $5,000,000. For example, if you make an additional Premium payment of $50,000 prior to your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 200% of the additional Premium payment. The resulting GWB Adjustment is $200,000 + $100,000 = $300,000.

s
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment, subject to a maximum of $5,000,000. For example, if you make an additional Premium payment of $50,000 after your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 100% of the additional Premium payment. The resulting GWB Adjustment is $200,000 + $50,000 = $250,000.

s	Your GMWB Earnings Determination Baseline is increased by the Premium payment. The GMWB Earnings Determination Baseline is not subject to a maximum of $5,000,000.

Example 5: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined. This example applies ONLY if your endorsement was issued between 04/30/2012 and 04/29/2013.

▪
Example 5a: This example demonstrates what happens if you make an additional Premium payment of $50,000, your GWB is $100,000 at the time of payment, and your Contract includes a Contract Enhancement provision which provides $2,500 to your Contract at the time of the Premium payment:

s
Your new GWB is $152,500, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000) plus your Contract Enhancement ($2,500). Your GWB is subject to a maximum of $5,000,000 (see Example 3b).

s	Your GAWA is $7,625, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment plus any Contract Enhancement (($50,000+$2,500)*0.05 = $2,625).

▪
Example 5b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment, plus any Contract Enhancement, of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

s
Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment, plus any Contract Enhancement ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:

s	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined.

s	Your BDB is increased by the Premium payment, plus any Contract Enhancement. The BDB is not subject to a maximum of $5,000,000.

s	Your Bonus Base is increased by the Premium payment, plus any Contract Enhancement, subject to a maximum of $5,000,000.

s
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment, plus any Contract Enhancement times 200%, subject to a maximum of $5,000,000. For example, if you make an additional Premium payment, plus any Contract Enhancement of $52,500 prior to your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 200% of the additional Premium payment, plus any Contract Enhancement. The resulting GWB Adjustment is $200,000 + $105,000 = $305,000.

s
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment, plus any Contract Enhancement, subject to a maximum of $5,000,000. For example, if you make an additional Premium payment, plus any Contract Enhancement of $52,500 after your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 100% of the additional Premium payment, plus any Contract Enhancement. The resulting GWB Adjustment is $200,000 + $52,500 = $252,500.

s
Your GMWB Earnings Determination Baseline is increased by the Premium payment but does not include the Contract Enhancement. The GMWB Earnings Determination Baseline is not subject to a maximum of $5,000,000.

Example 6: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount. (which is the greater of your GAWA or your RMD).

▪	Example 6a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:

s	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).

s	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪
Example 6b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

s	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).

s	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).

s
If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = approximately 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s
Your Bonus Base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

s	Your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

s	This endorsement includes an Earnings-Sensitive Adjustment provision:

–
The GMWB Earnings Determination Baseline will be reduced by the amount of the withdrawal in excess of GMWB Earnings. The GMWB Earnings Determination Baseline cannot be reduced below zero, however. See Example 14.

–
An Earnings-Sensitive Adjustment will apply to your withdrawal, which will allow you to withdraw additional amounts from your Contract during that Contract Year without causing a proportional reduction of your GMWB. See Examples 14a and 14b.

Example 7: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 6).

▪	Example 7a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:

s
Your new GWB is $91,200, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

s
Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 7b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:

s
Your new GWB is $90,250, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

s
Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 7c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:

s
Your new GWB is $85,500, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

s
Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s
Your Bonus Base is recalculated to equal the lesser of 1) your Bonus Base prior to the withdrawal or 2) your GWB following the withdrawal. In addition, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

s	Your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

s	This endorsement includes an Earnings-Sensitive Adjustment provision:

–
The GMWB Earnings Determination Baseline will be reduced by the amount of the withdrawal in excess of GMWB Earnings. The GMWB Earnings Determination Baseline cannot be reduced below zero, however. See Example 14.

–
Your GWB will be reduced dollar-for-dollar for up to the sum of the Earnings-Sensitive Adjustments during that Contract Year and the GAWA, and your GWB and GAWA will be reduced proportionally only for the portion of the withdrawal in excess of that amount. See Example 14c.

Example 8: This example illustrates how GMWB values are re-determined upon step-up.

▪	Example 8a: This example demonstrates what happens if at the time of step-up your Contract Value is $200,000, your GWB is $90,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value.

s
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value at the time of the step-up is greater than your BDB.

–	If, in the example above, your BDB is $100,000 and the GAWA% at the applicable attained age is 6%:

•	Your GAWA% is set to 6%, since your Contract Value ($200,000) is greater than your BDB ($100,000).

•	Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).

•	Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($200,000).

s
If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base is recalculated to equal $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).

–
If you have not passed your Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

▪	Example 8b: This example demonstrates what happens if at the time of step-up your Contract Value is $90,000, your GWB is $80,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value.

s	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).

–
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.

s
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value is greater than your BDB. However, in this case, it is assumed that your BDB is $100,000. See examples 1, 2, 4, and 5 for a description of how the BDB is determined. Your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($90,000). Because the BDB did not increase upon step-up, this is not an opportunity for a redetermination of the GAWA%. Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500

s
If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base remains $100,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).

–	Even though this endorsement allows for the Bonus Period to re-start, your Bonus Period will not re-start since your Bonus Base has not been increased due to the step-up.

▪	Notes:

s
The Company may increase the GMWB charge upon step-up. You will have an opportunity to discontinue the automatic step-ups and avoid the potential increase in charge due to step-up. You should carefully consider this decision and consult your representative.

s	Your GWB will only step-up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.

s	Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.

s	Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.

s	Your GWB Adjustment remains unchanged since step-ups do not impact the GWB Adjustment.

s	Your GMWB Earnings Determination Baseline remains unchanged since step-ups do not impact the GMWB Earnings Determination Baseline.

Example 9: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

▪	Example 9a: This example demonstrates what happens if prior to any transactions your Contract Value is $200,000, your

GAWA is $5,000, your GAWA% is not eligible for re-determination upon step-up your GWB is $100,000 and you wish to step-up your GWB (or your GWB is due to step-up automatically) and you also wish to take a withdrawal of an amount equal to $5,000:

s
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000). On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA. If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your Bonus Base is $100,000 just prior to the step-up, at the time of step-up, your Bonus Base is recalculated and is equal to $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000). Your Bonus Base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.

–
If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

–
If your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($200,000). Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

s
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000). Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your Bonus Base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your Bonus Base is not adjusted since the amount of the withdrawal does not exceed your GAWA. At the time of step-up, your Bonus Base is recalculated and is equal to $195,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($195,000).

–
If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

–
If your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals. At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($195,000).

▪	Notes:

s
As the example illustrates, when considering a request for a withdrawal at or near the same time as the election or automatic application of a step-up, the order of the transactions may impact your GAWA.

–
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied. This is especially true if your endorsement allows for re-determination of the GAWA% and the step-up would result in a re-determination of the GAWA%.

–	If the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new

GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

–	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.

s	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.

s	The Company may increase the GMWB charge upon step-up.

s	Your GWB will only step-up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.

s	Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.

s	Your GAWA% is determined at the time of the withdrawal (if not previously determined).

–	Your GAWA% is re-determined upon step-up if your Contract Value is greater than your BDB.

s	Your Guaranteed Withdrawal Balance Adjustment provision is terminated at the time of the withdrawal.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

s
Your GMWB Earnings Determination Baseline would not be adjusted for the step-up since step-ups do not impact the GMWB Earnings Determination Baseline, but your GMWB Earnings Determination Baseline may be reduced for the withdrawal. See example 14 to see how the GMWB Earnings Determination Baseline is re-determined on a withdrawal.

Example 10: This example illustrates how GMWB values are re-determined upon application of the Guaranteed Withdrawal Balance Bonus.

▪	Example 10a: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your Bonus Base is $100,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $106,000, which is equal to your GWB plus 6% of your Bonus Base ($100,000 + $100,000*0.06 = $106,000).

s	Your GAWA for the next year is recalculated to equal $5,300, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($106,000*0.05 = $5,300).

s
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($106,000 / $5,300 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 10b: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your Bonus Base is $100,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $96,000, which is equal to your GWB plus 6% of your Bonus Base ($90,000 + $100,000*0.06 = $96,000).

s	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($96,000*0.05 = $4,800).

s
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($96,000 / $5,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your Bonus Base is not recalculated upon the application of the bonus to your GWB.

s	Your GAWA is recalculated upon the application of the bonus (as described above) only if the application of the bonus occurs after your GAWA% has been determined.

s	Your BDB remains unchanged since the BDB is not impacted by the application of the bonus.

s	Your GWB Adjustment remains unchanged since the GWB Adjustment is not impacted by the application of the bonus.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s	Your GMWB Earnings Determination Baseline remains unchanged since the GMWB Earnings Determination Baseline is not impacted by the application of the bonus.

Example 11: This example illustrates how the GAWA is re-determined when the For Life Guarantee becomes effective after the effective date of the endorsement. At the time the For Life Guarantee becomes effective, your GAWA is re-determined.

▪	Example 11a: This example demonstrates what happens if on the reset date your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:

s	Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000*0.05 = $2,500).

s
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

▪	Example 11b: This example demonstrates what happens if your Contract Value has fallen to $0 prior to the reset date, your GWB is $50,000 and your GAWA is $5,000:

s
You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted. However, your GAWA would not be permitted to exceed your remaining GWB. Your GAWA is not recalculated since the Contract Value is $0.

s	The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

▪	Example 11c: This example demonstrates what happens if on the reset date, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:

s	Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0*0.05 = $0).

s
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

s
Although your GAWA is $0, upon step-up or subsequent Premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s
Your reset date is the Contract Anniversary on or immediately following the date you attain age 59 1/2 (or in the case of Joint Owners, the oldest Joint Owner attains age 59 1/2 or the date the youngest Covered Life attains, or would have attained, age 59 1/2 if your endorsement is a For Life GMWB with Joint Option).

Example 12: This example illustrates how the For Life Guarantee is affected upon death of the Owner on a For Life GMWB with Joint Option. (This example only applies if your endorsement is a For Life GMWB with Joint Option.)

▪	This example demonstrates what happens if at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:

s
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or become effective on the Contract Anniversary on the reset date. Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained). The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

s	Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

▪	Notes:

s
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the date that the youngest Covered Life attains (or would have attained) age 59 1/2.

s	Your Bonus Base remains unchanged at the time of continuation.

s	Your BDB remains unchanged at the time of continuation.

s	Your GMWB Earnings Determination Baseline remains unchanged at the time of continuation.

Example 13: This example demonstrates how the GWB is re-determined upon application of the Guaranteed Withdrawal Balance Adjustment.

▪
Example 13a: This example demonstrates what happens if on the GWB Adjustment Date, your GWB is $160,000, your GWB Adjustment is $200,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:

s	Your new GWB is recalculated to equal $200,000, which is the greater of 1) your GWB prior to the application of the GWB Adjustment ($160,000) or 2) the GWB Adjustment ($200,000).

▪
Example 13b: This example demonstrates what happens if on the GWB Adjustment Date, your GWB is $210,000, your GWB Adjustment is $200,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:

s	Your new GWB is recalculated to equal $210,000, which is the greater of 1) your GWB prior to the application of the GWB Adjustment ($210,000) or 2) the GWB Adjustment ($200,000).

▪	Notes:

s	The GWB Adjustment provision is terminated on the GWB Adjustment Date after the GWB Adjustment is applied (if any).

s	Since you have taken no withdrawals, your GAWA% and GAWA have not yet been determined, thus no adjustment is made to your GAWA.

s	No adjustment is made to your Bonus Base since the Bonus Base is not impacted by the GWB Adjustment.

s	No adjustment is made to your BDB since the BDB is not impacted by the GWB Adjustment.

s	No adjustment is made to your GMWB Earnings Determination Baseline since the GMWB Earnings Determination Baseline is not impacted by the GWB Adjustment.

Example 14: This example expands on the basic examples at pages 79 and 92 and demonstrates how GMWB values are valued and re-determined at the time of a withdrawal when the Earnings-Sensitive Adjustment increases the permissible withdrawal amount.

▪
Example 14a: This example demonstrates how the Earnings-Sensitive Adjustment is applied if the GMWB Earnings are in excess of the total withdrawal. This example assumes that you request a withdrawal that includes the applicable Earnings-Sensitive Adjustment, if any, where at the time of the withdrawal your Contract Value is $118,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect. You have taken no other partial withdrawals during the current Contract Year. Thus, your requested withdrawal amount (before the application of the Earnings-Sensitive Adjustment) is $5,000:

s	Your GMWB Earnings are equal to $18,000, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($118,000 - $100,000 = $18,000).

s
Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000). Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.

s	The Earnings-Sensitive Adjustment is equal to $3,333, which is the lesser of two quantities:

–	$7,200, which is equal to 40% of the GMWB Earnings (0.40 * $18,000 = $7,200)

–	$3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333).

s
The total withdrawal amount is equal to $8,333, which is the requested withdrawal amount before the Earnings-Sensitive Adjustment (or your MEWAR) plus the Earnings-Sensitive Adjustment ($5,000 + $3,333 = $8,333).

s	Your Contract Value after the withdrawal is equal to $109,667, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($118,000 - $8,333 = $109,667).

s
Your GMWB Earnings Determination Baseline after the withdrawal is equal to $100,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($0, since the withdrawal of $8,333 is less than the GMWB Earnings of $18,000). Since the GMWB Earnings is in excess of the total withdrawal the GMWB Earnings Determination Baseline is not reduced.

s
Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($3,333 + $5,000 - $8,333 = 0).

s
Your GWB after the withdrawal is equal to $91,667, which is the GWB before the withdrawal less the total partial withdrawal ($100,000 - $8,333 = $91,667). Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,333) plus the GAWA ($5,000), no proportional reduction applies to your GWB for this withdrawal.

s
Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,333) plus the GAWA ($5,000), your GAWA is unchanged after the withdrawal.

▪
Example 14b: This example demonstrates how the Earnings-Sensitive Adjustment is applied if there are no GMWB Earnings in the Contract, i.e. your Contract Value is less than the GMWB Earnings Determination Baseline at the time of your total withdrawal. This example assumes that you request a withdrawal that includes the applicable Earnings-Sensitive Adjustment, if any, where at the time of the withdrawal your Contract Value is $98,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect. You have taken no other partial withdrawals during the current Contract Year. Thus, your requested withdrawal amount (before the application of the Earnings-Sensitive Adjustment) is $5,000:

s	Your GMWB Earnings are equal to $0, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($98,000 - $100,000 = -$2,000 which is less than zero).

s
Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000). Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.

s	The Earnings-Sensitive Adjustment is equal to $0, which is the lesser of two quantities:

–	$0, which is equal to 40% of the GMWB Earnings (0.40 * $0 = $0)

–	$3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333).

s
The total withdrawal amount is equal to $5,000, which is the requested withdrawal amount before the Earnings-Sensitive Adjustment (or your MEWAR) plus the Earnings-Sensitive Adjustment ($5,000 + $0 = $5,000).

s	Your Contract Value after the withdrawal is equal to $93,000, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($98,000 - $5,000 = $93,000).

s
Your GMWB Earnings Determination Baseline after the withdrawal is equal to $95,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($5,000 - $0 = $5,000). Since there are no GMWB Earnings at the time of the withdrawal the GMWB Earnings Determination Baseline is reduced by the total withdrawal amount.

s
Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $5,000 = 0).

s
Your GWB after the withdrawal is equal to $95,000, which is the GWB before the withdrawal less the total partial withdrawal ($100,000 - $5,000 = $95,000). Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($0) plus the GAWA ($5,000), no proportional reduction applies to your GWB for this withdrawal.

s
Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($0) plus the GAWA ($5,000), your GAWA is unchanged after the withdrawal.

▪
Example 14c: This example demonstrates an Excess Withdrawal that results in a re-determination of your GWB and GAWA. This example assumes that you request a withdrawal for $15,000 where at the time of the withdrawal your Contract Value is $108,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect. You have taken no other partial withdrawals during the current Contract Year.

s	Your GMWB Earnings are equal to $8,000, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($108,000 - $100,000 = $8,000).

s
Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000). Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.

s
Because you specified a withdrawal of exactly $15,000 including the Earnings-Sensitive Adjustment, the amount of the Earnings-Sensitive Adjustment for that withdrawal must be calculated. This requires a couple of steps.

First, the Earnings-Sensitive Adjustment that would apply to a withdrawal of the MEWAR is calculated. This is the maximum Earnings-Sensitive Adjustment that could apply to a withdrawal of any size at that time. The maximum Earnings-Sensitive Adjustment is equal to $3,200, which is the lesser of two quantities:

$3,200, which is equal to 40% of the GMWB Earnings (0.40 * $8,000 = $3,200)
$3,333, which is equal to 2/3 of the MEWAR (2/3 * $5,000 = $3,333).

Second, your requested withdrawal is compared to the withdrawal of the MEWAR ($5,000) plus the maximum Earnings-Sensitive Adjustment ($3,200). Your requested withdrawal of $15,000 is greater than $8,200 ($5,000 + $3,200), so your Earnings-Sensitive Adjustment is equal to the maximum Earnings-Sensitive Adjustment ($3,200).

Thus, your $15,000 withdrawal has a $3,200 Earnings-Sensitive Adjustment. Note that the result is the same as if you had requested a withdrawal of $11,800 plus the Earnings-Sensitive Adjustment, since your total withdrawal would also have been $15,000 in that case.

s	The total withdrawal amount is equal to $15,000. Thus, your requested withdrawal exceeds your GAWA plus the Earnings-Sensitive Adjustment.

s	Your Contract Value after the withdrawal is equal to $93,000, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($108,000 - $15,000 = $93,000).

s
Your GMWB Earnings Determination Baseline after the withdrawal is equal to $93,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($15,000 - $8,000 = $7,000). Since a portion of the total withdrawal ($7,000) is in excess of GMWB Earnings, the GMWB Earnings Determination Baseline is reduced by the amount of the withdrawal in excess of GMWB Earnings.

s
Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($3,200 + $5,000 - $15,000 = -$6,800 which is less than zero).

s
Your GWB after the withdrawal is equal to $85,545, which is your GWB reduced dollar-for-dollar for your GAWA plus the Earnings-Sensitive Adjustments in the current Contract Year, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA plus the Earnings-Sensitive Adjustments for the current Contract Year [($100,000 - $8,200) * (1 - ($15,000 - $8,200) / ($108,000 - $8,200)) = $85,545].

s
Since the total partial withdrawals for the year ($15,000) then exceeds the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200) plus the GAWA ($5,000), your GAWA after the withdrawal is equal to $4,659, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA plus the Earnings-Sensitive Adjustments for the current Contract Year [$5,000*(1-($15,000-$8,200)/($108,000-$8,200))=$4,659].

▪	Notes:

s	If your For Life Guarantee is not in effect, your Earnings-Sensitive Adjustment may not exceed the greater of zero or your GWB less the MEWAR.

s
If you request a withdrawal of an exact amount (for example, you wish to take a withdrawal from your Contract Value of only your GAWA, and no more), an Earnings-Sensitive Adjustment will still be calculated. The effect of that Earnings-Sensitive Adjustment will be to potentially allow for an additional amount available for withdrawal during the current Contract Year without incurring proportional reduction of your benefit. In other words, due to the Earnings-Sensitive Adjustment your GAWA may decrease by less than the total amount of Contract Value withdrawn.

V.    LIFEGUARD FREEDOM FLEX

Unless otherwise specified, the following examples apply to and assume you elected LifeGuard Freedom Flex GMWB (referred to below as a GMWB) when you purchased your Contract, no other optional benefits other than Contract Enhancement that could be elected, your initial Premium payment net of any applicable Premium taxes was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges and no prior partial withdrawals have been made. The examples assume that your age when the GAWA% is first determined corresponds to a GAWA% of

5%, the Contract Enhancement is 5%, the GMWB elected has a bonus percentage of 7%, and the GMWB and any For Life Guarantee have not been terminated. If your age at the time the GAWA% is first determined corresponds to a GAWA% other than 5%, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%. If you elected a GMWB with a bonus percentage other than 7%, the examples will still apply if you replace the 7% in each of the bonus calculations with the appropriate bonus percentage for the GMWB you elected. References to the GMWB Death Benefit refer to a death benefit provided by certain GMWB endorsements, but not to any separate death benefit endorsement.

Example 1: This example demonstrates how GMWB values are set at election. This example applies ONLY if your endorsement was issued on or after 04/29/2013.

▪	Example 1a: If the GMWB is elected at issue:

s	Your initial GWB is $100,000, which is your initial Premium payment, net of any applicable Premium taxes.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪
Example 1b: If the GMWB is elected after issue (subject to availability) when the Contract Value is $105,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected:

s	Your initial GWB is $100,000, which is your Contract Value ($105,000) less the Recapture Charge ($5,000) on the effective date of the endorsement.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪	Notes:

s
Your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment, net of any applicable Premium taxes, if the endorsement is elected at issue or your Contract Value less any applicable Recapture Charge if the endorsement is elected after issuance of the Contract (subject to availability).

s	Your initial Bonus Base is set equal to your GWB at the time of election.

s	Your initial 200% GWB Adjustment is set equal to 200% times your initial GWB.

s	If your endorsement includes a GMWB Death Benefit provision, your initial GMWB Death Benefit is set equal to your initial GWB.

Example 2: This example demonstrates how GMWB values are set at election. This example applies ONLY if your endorsement was issued before 04/29/2013.

▪	Example 2a: If the GMWB is elected at issue:

s	Your initial GWB is $105,000, which is your initial Premium payment, net of any applicable Premium taxes ($100,000), plus any Contract Enhancement ($100,000*0.05=$5,000).

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Example 2b: If the GMWB is added after issue (subject to availability) when the Contract Value is $105,000:

s	Your initial GWB is $105,000, which is your Contract Value on the effective date of the endorsement.

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:

s
Your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, if the endorsement is elected at issue or your Contract Value if the endorsement is elected after issuance of the Contract, subject to availability.

s	Your initial Bonus Base is set equal to your GWB at the time of election.

s	Your initial GWB Adjustment is set equal to 200% times your initial GWB.

s	If your endorsement includes a GMWB Death Benefit provision, your initial GMWB Death Benefit is set equal to your initial GWB.

Example 3: This example demonstrates how your GAWA% is determined. Your GAWA% is determined on the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of the Life Income of a GMWB Income Option. Your GAWA% is set based upon your attained age at that time. Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

▪
Your GAWA% will be re-determined based on your attained age if your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of a step-up is greater than the BDB.

Example 4: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined. This example applies ONLY if your endorsement was issued on or after 04/29/2013.

▪	Example 4a: This example demonstrates what happens if you make an additional Premium payment, net of applicable premium taxes, of $50,000, and your GWB is $100,000 at the time of payment:

s
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment, net of any applicable Premium taxes ($50,000). Your GWB is subject to a maximum of $5,000,000 (see Example 4b).

s	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment, net of any applicable Premium taxes ($50,000*0.05 = $2,500).

▪
Example 4b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment, net of any applicable Premium taxes, of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

s
Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment, net of any applicable Premium taxes ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:

s	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined.

s	Your BDB is increased by the Premium payment, net of any applicable Premium taxes. The BDB is not subject to a maximum of $5,000,000.

s	Your Bonus Base is increased by the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000.

s
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your 200% GWB Adjustment is increased by the Premium payment, net of any applicable Premium taxes, times 200%, subject to a maximum of $5,000,000. For example, if, as in Example 4a, you make an additional Premium payment, net of any applicable Premium taxes, of $50,000 prior to your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB Adjustment value before the additional Premium payment is $200,000, then the 200% GWB Adjustment is increased by 200% of the additional Premium payment, net of any applicable Premium taxes. The resulting 200% GWB Adjustment is $200,000 + $100,000 = $300,000.

s
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your 200% GWB Adjustment is increased by the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000. For example, if you make an additional Premium payment, net of any applicable Premium taxes, of $50,000 after your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB Adjustment value before the additional Premium payment is $200,000, then the 200% GWB Adjustment is increased by 100% of the additional Premium payment, net of any applicable Premium taxes. The resulting 200% GWB Adjustment is $200,000 + $50,000 = $250,000.

s	If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit is increased by the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000.

Example 5: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined. This example applies ONLY if your endorsement was issued before 04/29/2013

▪
Example 5a: This example demonstrates what happens if you make an additional Premium payment, net of any applicable Premium taxes, of $50,000 and your GWB is $100,000 at the time of payment, and your Contract includes a Contract Enhancement provision which provides $2,500 to your Contract:

s
Your new GWB is $152,500, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment, net of any applicable Premium taxes ($50,000), plus any Contract Enhancement ($2,500). Your GWB is subject to a maximum of $5,000,000 (see Example 5b).

s
Your GAWA is $7,625, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement (($50,000+$2,500)*0.05 = $2,625).

▪
Example 5b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

s
Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:

s	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined.

s	Your BDB is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement. The BDB is not subject to a maximum of $5,000,000.

s	Your Bonus Base is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000.

s
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement times 200%, subject to a maximum of $5,000,000. For example, if, as in Example 5a, you make an additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement of $52,500 prior to your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 200% of the additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement. The resulting GWB Adjustment is $200,000 + $105,000 = $305,000.

s
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000. For example, if you make an additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement of $52,500 after your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 100% of the additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement. The resulting GWB Adjustment is $200,000 + $52,500 = $252,500.

s
If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000.

Example 6: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is your GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA)).

▪	Example 6a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:

s	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).

s	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the death of any Owner or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪
Example 6b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

s	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).

s	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).

s	If you continued to take annual withdrawals equal to your initial and unchanged RMD ($7,500), it would take approximately an additional 12 years to deplete your GWB ($92,500 / $7,500 per year = approximately 12 years), provided that there are no further adjustments made to your GWB or your RMD (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your RMD could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 12 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s
Your Bonus Base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no Bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

s	Your GWB Adjustment provision is terminated since a withdrawal is taken.

s	If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit will not be reduced since the withdrawal did not exceed the greater of the GAWA or the RMD.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s	Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.

Example 7: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 6).

▪	Example 7a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:

s
Your new GWB is $91,200, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

s
Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the any death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 7b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:

s
Your new GWB is $90,250, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

s
Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 7c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:

s
Your new GWB is $85,500, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

s
Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s
Your Bonus Base is recalculated to equal the lesser of 1) your Bonus Base prior to the withdrawal or 2) your GWB following the withdrawal. In addition, no Bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

s	Your GWB Adjustment provision is terminated since a withdrawal is taken.

s
If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit will be reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
The Excess Withdrawal is defined to be the lesser of the total amount of the current partial withdrawal, or the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 8: This example illustrates how GMWB values are re-determined upon automatic step-up.

▪
Example 8a: This example demonstrates what happens if at the time of step-up your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is $200,000, your GWB is $90,000, and your GAWA is $5,000:

s
Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable).

s
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life's attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of the step-up is greater than your BDB.

–	If, in the example above, your BDB is $100,000 and the GAWA% at the applicable attained age is 6%:

•
Your GAWA% is set to 6%, since your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) ($200,000) is greater than your BDB ($100,000).

•	Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).

•
Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of step-up ($200,000).

s
If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base is recalculated to equal $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).

–
If you have not passed your Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

▪
Example 8b: This example demonstrates what happens if at the time of step-up your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is $90,000, your GWB is $80,000, and your GAWA is $5,000:

s
Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable).

s	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).

–
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.

s
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life's attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is greater than your BDB. However, in this case, it is assumed BDB is $100,000. See examples 1, 2, 4, and 5 for a description of how the BDB is determined. Your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of step-up ($90,000). Because the BDB did not increase upon step-up, this is not an opportunity for a redetermination of the GAWA%. Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).

s
If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base remains $100,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).

–	Though this endorsement allows for the Bonus Period to re-start, your Bonus Period will not re-start since your Bonus Base has not been increased due to the step-up.

▪	Notes:

s
The Company may increase the GMWB charge upon step-up. You will have an opportunity to discontinue the automatic step-ups and avoid the potential increase in charge due to step-up. You should carefully consider this decision and consult your representative.

s
Your GWB will only step-up to the Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) if the Contract Value is greater than your GWB at the time of the automatic step-up.

s	Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.

s	Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.

s	Your GWB Adjustment remains unchanged since step-ups do not impact the GWB Adjustment.

s	If your endorsement contains a GMWB Death Benefit provision, your GMWB Death Benefit remains unchanged since step-ups do not impact the GMWB Death Benefit.

s
If your endorsement was issued on or after 04/29/2013 and if your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

s
If your endorsement was issued before 04/29/2013 and if your endorsement bases step-ups on the Highest Quarterly Contract Value, the Highest Quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, plus any Contract Enhancement, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Example 9: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

▪
Example 9a: This example demonstrates what happens if prior to any transactions your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is $200,000, your GAWA is $5,000, your GWB is $100,000, your GWB is due to step-up automatically, and you also wish to take a withdrawal of an amount equal to $5,000:

s
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value,

as applicable). At that time, your GAWA is equal to $10,000, which is 5% of your new GWB ($200,000*0.05 = $10,000). On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA. If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your Bonus Base is $100,000 just prior to the step-up, at the time of step-up, your Bonus Base is recalculated and is equal to $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000). Your Bonus Base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.

–
If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

–
If your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of step-up ($200,000). Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

s
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) becomes $195,000, which is your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000). Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable). At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your Bonus Base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your Bonus Base is not adjusted since the amount of the withdrawal does not exceed your GAWA. At the time of step-up, your Bonus Base is recalculated and is equal to $195,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($195,000).

–
If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

–
If your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals. At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of step-up ($195,000).

▪	Notes:

s	As the example illustrates, when considering a request for a withdrawal at or near the same time as application of a step-up, the order of the two transactions may impact your GAWA.

–
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

–
If the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

–	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.

s	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.

s	Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.

s	The GAWA% is determined at the time of the withdrawal (if not previously determined).

–
The GAWA% is re-determined upon step-up if your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is greater than your BDB.

s	Your GWB Adjustment provision is terminated at the time of the withdrawal.

s
If your endorsement contains a GMWB Death Benefit provision, the GMWB Death Benefit would not be adjusted for the step-up since step-ups do not impact the GMWB Death Benefit, but your GMWB Death Benefit may be reduced for the withdrawal.

s
If your endorsement was issued on or after 04/29/2013 and if your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

s
If your endorsement was issued before 04/29/2013 and if your endorsement bases step-ups on the Highest Quarterly Contract Value, the Highest Quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, plus any Contract Enhancement, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where a minimum death benefit is reduced proportionately for withdrawals, the death benefit may be reduced by more than the amount of the withdrawal.

Example 10: This example illustrates how GMWB values are re-determined upon application of the Bonus applied to your GWB.

▪	Example 10a: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your Bonus Base is $100,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $107,000, which is equal to your GWB plus 7% of your Bonus Base ($100,000 + $100,000*0.07 = $107,000).

s	Your GAWA for the next year is equal $5,350, which is 5% of your new GWB ($107,000*0.05 = $5,350).

s
After the application of the Bonus, if you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($107,000 / $5,350 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 10b: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your Bonus Base is $100,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $97,000, which is equal to your GWB plus 7% of your Bonus Base ($90,000 + $100,000*0.07 = $97,000).

s	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the Bonus ($5,000) or 2) 5% of your new GWB ($97,000*0.05 = $4,850).

s
After the application of the Bonus, if you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($97,000 / $5,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your Bonus Base is not recalculated upon the application of the Bonus to your GWB.

s	Your GAWA is recalculated upon the application of the Bonus (as described above) only if the application of the Bonus occurs after your GAWA% has been determined.

s	Your BDB remains unchanged since the BDB is not impacted by the application of the Bonus.

s	Your GWB Adjustment remains unchanged since the GWB Adjustment is not impacted by the application of the Bonus.

s	If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit remains unchanged since the GMWB Death Benefit is not impacted by the application of the Bonus.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

Example 11: This example illustrates how the GAWA is re-determined when the For Life Guarantee for the LifeGuard Freedom Flex and the LifeGuard Freedom Flex with Joint Option becomes effective after the effective date of the endorsement at age 59 1/2. At the time the For Life Guarantee becomes effective, your GAWA is re-determined. (This example only applies if your endorsement is a For Life GMWB that contains a For Life Guarantee that becomes effective after the effective date of the endorsement.)

▪	Example 11a: This example demonstrates what happens if on the date the For Life Guarantee becomes effective, your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:

s	Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000*0.05 = $2,500).

s
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

▪	Example 11b: This example demonstrates what happens if your Contract Value has fallen to $0 prior to the date the For Life Guarantee becomes effective, your GWB is $50,000 and your GAWA is $5,000:

s
You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted. However, your GAWA would not be permitted to exceed your remaining GWB. Your GAWA is not recalculated since the Contract Value is $0.

s	The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

▪	Example 11c: This example demonstrates what happens if on the date the For Life Guarantee becomes effective, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:

s	Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0*0.05 = $0).

s
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

s
Although your GAWA is $0, upon step-up or subsequent Premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

Example 12: This example illustrates how the For Life Guarantee is affected upon death of the Owner on a For Life GMWB with Joint Option.

▪	This example demonstrates what happens if at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:

s
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or begin on the date the For Life Guarantee becomes effective. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained). Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained). The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

s	Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

▪	Notes:

s
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 ½. Your Bonus Base remains unchanged at the time of continuation.

s	Your BDB remains unchanged at the time of continuation.

Example 13: This example demonstrates how the GWB is re-determined upon application of the GWB Adjustment.

▪
Example 13a: This example demonstrates what happens if on the GWB Adjustment Date, your GWB is $160,000, your GWB Adjustment is $200,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:

s	Your new GWB is recalculated to equal $200,000, which is the greater of 1) your GWB prior to the application of the GWB Adjustment ($160,000) or 2) the GWB Adjustment ($200,000).

▪
Example 13b: This example demonstrates what happens if on the GWB Adjustment Date, your GWB is $210,000, your GWB Adjustment is $200,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:

s	Your new GWB is recalculated to equal $210,000, which is the greater of 1) your GWB prior to the application of the GWB Adjustment ($210,000) or 2) the GWB Adjustment ($200,000).

▪	Notes:

s	The GWB Adjustment provision is terminated on the GWB Adjustment Date after the GWB Adjustment is applied (if any).

s	Since you have taken no withdrawals, your GAWA% and GAWA have not yet been determined, thus no adjustment is made to your GAWA.

s	No adjustment is made to your Bonus Base since the Bonus Base is not impacted by the GWB Adjustment.

s	No adjustment is made to your BDB since the BDB is not impacted by the GWB Adjustment.

s	If your endorsement includes a GMWB Death Benefit provision, no adjustment is made to your GMWB Death Benefit since the GMWB Death Benefit is not impacted by the GWB Adjustment.

VI.    MARKETGUARD STRETCH
Unless otherwise specified, the following examples assume you elected MarketGuard Stretch with a 5% benefit when you purchased your Contract, no other optional benefits were elected, your initial Premium payment was $100,000, your GAWA is greater than your Stretch RMD at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges, and no prior partial withdrawals have been made. The examples also assume that the GMWB has not been terminated as described in the Access to Your Money section of this prospectus.

Example 1: This example demonstrates how GMWB values are set at election.

▪	Example 1a: If the GMWB is elected at issue:

s	Your initial GWB is $100,000, which is your initial Premium payment.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

s	Your initial GMWB Charge Base is $100,000, which is your initial GWB.

▪
Example 1b: If the GMWB is elected after issue (if permitted) when the Contract Value is $105,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected:

s	Your initial GWB is $100,000, which is your Contract Value ($105,000) less the Recapture Charge ($5,000) on the effective date of the endorsement.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

s	Your initial GMWB Charge Base is $100,000, which is your initial GWB.

▪
Example 1c: If the GMWB is elected after issue (if permitted) or you convert to the GMWB from another GMWB (if permitted) when the Contract Value is $110,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected or converted:

s
Your initial GWB in your new GMWB is $105,000, which is your Contract Value ($110,000) less the Recapture Charge ($5,000) on the effective date of the endorsement. If you converted your GMWB when the GWB for your former GMWB was $120,000 and the Contract Value less the Recapture Charge declined to $105,000 prior to the conversion date, the conversion to the new GMWB would result in a $15,000 reduction in the GWB.

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:

s	Your GAWA% and GAWA are not determined until the earlier of the time of your first withdrawal or the date that your Contract Value reduces to zero.

Example 2: This example demonstrates how your GAWA% is determined. Your GAWA% is determined on the earlier of the time of your first withdrawal or the date that your Contract Value reduces to zero. Your GAWA% is set based upon your attained age at that time. Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

▪
Example 3a: This example demonstrates what happens if you make an additional Premium payment of $50,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Charge Base is $100,000, and your Contract includes a Contract Enhancement provision which provides $2,500 to your Contract at the time of the Premium payment:

s
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000). Your GWB is subject to a maximum of $5,000,000 (see Example 3b).

s	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment ($50,000*0.05 = $2,500).

s
Your new GMWB Charge Base is $150,000, which is your GMWB Charge Base prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000). Your GMWB Charge Base is subject to a maximum of $5,000,000 (see Example 3b).

▪
Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment of $100,000, your GWB is $4,950,000, your GAWA is $247,500, and your GMWB Charge Base is $4,950,000 at the time of payment:

s	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

s
Your new GMWB Charge Base is $5,000,000, which is the maximum, since your GMWB Charge Base prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.

▪	Notes:

s	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA % has been determined.

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is the greater of your GAWA or your Stretch RMD).

▪	Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000 and your GMWB Charge Base is $100,000:

s	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).

s	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.

s	Your GMWB Charge Base remains $100,000, since you did not withdraw an amount that exceeds your GAWA.

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪
Example 4b: This example demonstrates what happens if you withdraw an amount equal to your Stretch RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and your GMWB Charge Base is $100,000:

s	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).

s	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your Stretch RMD ($7,500).

s	Your GMWB Charge Base remains $100,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your Stretch RMD ($7,500).

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

▪
Example 5a –This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000, your GWB is $100,000, and your GMWB Charge Base is $100,000:

s
Your new GWB is $91,200, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

s
Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

s
Your GMWB Charge Base is recalculated to equal $96,000, which is your current GMWB Charge Base reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$100,000,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $96,000].

▪
Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000, your GWB is $100,000, and your GMWB Charge Base is $100,000:

s
Your new GWB is $90,250, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

s
Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

s
Your GMWB Charge Base is recalculated to equal $95,000, which is your current GMWB Charge Base reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$100,000,000 * (1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $95,000].

▪
Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000, your GWB is $100,000, and your GMWB Charge Base is $100,000:

s
Your new GWB is $85,500, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

s
Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

s
Your GMWB Charge Base is recalculated to equal $90,000, which is your current GMWB Charge Base reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$100,000,000 * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $90,000].

▪	Notes:

s	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: This example demonstrates how the GMWB Maturity Year affects your GMWB.

▪	Example 6a: This example demonstrates what happens if your Contract Value is $5,000 and your GWB is $8,000 on the Contract Anniversary occurring in your GMWB Maturity Year:

s	Your GMWB Maturity Year payment equals $3,000, which is the excess of your GWB ($8,000) over your Contract Value ($5,000).

s	Your Contract Value remains $5,000.

s	Your GMWB terminates. No further benefits will be payable under your GMWB.

▪	Example 6b: This example demonstrates what happens if your Contract Value is $15,000 and your GWB is $8,000 on the Contract Anniversary occurring in your GMWB Maturity Year:

s	Your GMWB Maturity Year payment equals zero, since your GWB ($8,000) does not exceed your Contract Value ($15,000).

s	Your Contract Value remains $15,000.

s	Your GMWB terminates. No further benefits will be payable under your GMWB.

▪	Notes:

s	Your GMWB Maturity Year is determined on the effective date of the endorsement and will not change, even if the GMWB is continued by your Beneficiary.

APPENDIX E

TRANSFER OF ASSETS METHODOLOGY

On each Contract Monthly Anniversary, transfers to or from the GMWB Fixed Account will be determined based on the formulas defined below.

Liability = GAWA x annuity factor

The Liability calculated in the above formula is designed to represent the projected value of this GMWB's benefits. If the GAWA% has not yet been determined, the GAWA used in the Liability calculation will be based on the GAWA% corresponding to the Owner's (or oldest Joint Owner's) attained age at the time the Liability is calculated, multiplied by the GWB at that time.

The tables of annuity factors (as shown below) are set at election of the Jackson Select Protector GMWB, as applicable, and do not change.

Ratio = (Liability – GMWB Fixed Account Contract Value) ÷ (Separate Account Contract Value + Fixed Account Contract Value)

If the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero, the Ratio will not be calculated.

The transfer amount is determined as follows:

If the Ratio is less than 77% or if the GMWB Fixed Account Contract Value is greater than the Liability and all funds are allocated to the GMWB Fixed Account, the amount transferred from the GMWB Fixed Account is equal to the lesser of:

1.	The GMWB Fixed Account Contract Value; or

2.	(GMWB Fixed Account Contract Value + 80% x (Separate Account Contract Value + Fixed Account Contract Value) – Liability) ÷ (1-80%).

If the Ratio is greater than 83%, the amount transferred to the GMWB Fixed Account is equal to the lesser of:

1.	Separate Account Contract Value + Fixed Account Contract Value; or

2.	(Liability – GMWB Fixed Account Contract Value – 80% x (Separate Account Contract Value + Fixed Account Contract Value)) ÷ (1-80%).

Otherwise, no funds are transferred.

Under the Jackson Select Protector GMWB if any transfer indicated by the above procedure would result in the GMWB Fixed Account Value exceeding 90% of the Contract Value, then the actual transfer will be such that exactly 90% of the Contract Value is allocated to the GMWB Fixed Account. Otherwise, the indicated transfer will be the actual transfer.

Jackson Select Protector GMWB
Transfer of Assets Provision
Annuity Factors*

Age**	Contract Monthly Anniversary

	1	2	3	4	5	6	7	8	9	10	11	12
65	15.26	15.22	15.19	15.15	15.12	15.08	15.05	15.01	14.97	14.94	14.90	14.87
66	14.83	14.79	14.76	14.72	14.68	14.65	14.61	14.57	14.54	14.50	14.46	14.43
67	14.39	14.35	14.32	14.28	14.25	14.21	14.18	14.14	14.10	14.07	14.03	14.00
68	13.96	13.92	13.89	13.85	13.81	13.77	13.74	13.70	13.66	13.62	13.59	13.55
69	13.51	13.47	13.44	13.40	13.37	13.33	13.30	13.26	13.22	13.19	13.15	13.12
70	13.08	13.04	13.01	12.97	12.93	12.89	12.86	12.82	12.78	12.74	12.71	12.67
71	12.63	12.59	12.56	12.52	12.48	12.44	12.41	12.37	12.33	12.29	12.26	12.22
72	12.18	12.14	12.11	12.07	12.03	12.00	11.96	11.92	11.89	11.85	11.81	11.78
73	11.74	11.70	11.67	11.63	11.60	11.56	11.53	11.49	11.45	11.42	11.38	11.35
74	11.31	11.27	11.24	11.20	11.16	11.12	11.09	11.05	11.01	10.97	10.94	10.90
75	10.86	10.82	10.79	10.75	10.72	10.68	10.65	10.61	10.57	10.54	10.50	10.47
76	10.43	10.39	10.36	10.32	10.28	10.25	10.21	10.17	10.14	10.10	10.06	10.03
77	9.99	9.96	9.92	9.89	9.85	9.82	9.78	9.75	9.71	9.68	9.64	9.61
78	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26	9.22	9.19
79	9.15	9.12	9.08	9.05	9.01	8.98	8.94	8.91	8.87	8.84	8.80	8.77
80	8.73	8.70	8.66	8.63	8.60	8.56	8.53	8.50	8.46	8.43	8.40	8.36
81	8.33	8.30	8.26	8.23	8.20	8.16	8.13	8.10	8.06	8.03	8.00	7.96
82	7.93	7.90	7.86	7.83	7.80	7.76	7.73	7.70	7.66	7.63	7.60	7.56
83	7.53	7.50	7.47	7.44	7.41	7.38	7.35	7.31	7.28	7.25	7.22	7.19
84	7.16	7.13	7.10	7.07	7.04	7.01	6.98	6.95	6.92	6.89	6.86	6.83
85	6.80	6.77	6.74	6.71	6.68	6.65	6.62	6.59	6.56	6.53	6.50	6.47
86	6.44	6.41	6.39	6.36	6.33	6.30	6.28	6.25	6.22	6.19	6.17	6.14
87	6.11	6.08	6.06	6.03	6.00	5.98	5.95	5.92	5.90	5.87	5.84	5.82
88	5.79	5.76	5.74	5.71	5.69	5.66	5.64	5.61	5.58	5.56	5.53	5.51
89	5.48	5.46	5.43	5.41	5.38	5.36	5.34	5.31	5.29	5.26	5.24	5.21
90	5.19	5.17	5.14	5.12	5.10	5.07	5.05	5.03	5.00	4.98	4.96	4.93
91	4.91	4.89	4.87	4.85	4.83	4.81	4.79	4.76	4.74	4.72	4.70	4.68
92	4.66	4.64	4.62	4.60	4.58	4.56	4.54	4.51	4.49	4.47	4.45	4.43
93	4.41	4.39	4.37	4.35	4.33	4.31	4.30	4.28	4.26	4.24	4.22	4.20
94	4.18	4.16	4.14	4.13	4.11	4.09	4.07	4.05	4.03	4.02	4.00	3.98
95	3.96	3.94	3.93	3.91	3.89	3.87	3.86	3.84	3.82	3.80	3.79	3.77
96	3.75	3.73	3.72	3.70	3.68	3.66	3.65	3.63	3.61	3.59	3.58	3.56
97	3.54	3.52	3.51	3.49	3.47	3.46	3.44	3.42	3.41	3.39	3.37	3.36
98	3.34	3.32	3.31	3.29	3.27	3.26	3.24	3.22	3.21	3.19	3.17	3.16
99	3.14	3.12	3.11	3.09	3.07	3.06	3.04	3.02	3.01	2.99	2.97	2.96
100	2.94	2.92	2.91	2.89	2.87	2.85	2.84	2.82	2.80	2.78	2.77	2.75
101	2.73	2.71	2.70	2.68	2.66	2.65	2.63	2.61	2.60	2.58	2.56	2.55
102	2.53	2.51	2.50	2.48	2.46	2.45	2.43	2.41	2.40	2.38	2.36	2.35
103	2.33	2.31	2.30	2.28	2.26	2.24	2.23	2.21	2.19	2.17	2.16	2.14
104	2.12	2.10	2.09	2.07	2.06	2.04	2.03	2.01	1.99	1.98	1.96	1.95
105	1.93	1.91	1.90	1.88	1.87	1.85	1.84	1.82	1.80	1.79	1.77	1.76
106	1.74	1.73	1.71	1.70	1.68	1.67	1.65	1.64	1.62	1.61	1.59	1.58
107	1.56	1.55	1.53	1.52	1.50	1.49	1.47	1.46	1.44	1.43	1.41	1.40

108	1.38	1.37	1.35	1.34	1.33	1.31	1.30	1.29	1.27	1.26	1.25	1.23
109	1.22	1.21	1.19	1.18	1.17	1.15	1.14	1.13	1.11	1.10	1.09	1.07
110	1.06	1.05	1.04	1.03	1.01	1.00	0.99	0.98	0.97	0.96	0.94	0.93
111	0.92	0.91	0.90	0.89	0.88	0.87	0.86	0.84	0.83	0.82	0.81	0.80
112	0.79	0.78	0.77	0.76	0.75	0.74	0.73	0.72	0.71	0.70	0.69	0.68
113	0.67	0.66	0.65	0.64	0.63	0.62	0.62	0.61	0.60	0.59	0.58	0.57
114	0.56	0.55	0.54	0.54	0.53	0.52	0.51	0.50	0.49	0.49	0.48	0.47
115	0.46	0.42	0.38	0.35	0.31	0.27	0.23	0.19	0.15	0.12	0.08	0.04

* Annuity factors are based on the Annuity 2000 Mortality Table and 3.00% interest.

** The age of the Owner as of the effective date or the most recent Contract Anniversary. On each Contract Anniversary and at the effective date of the endorsement, if the Owner is aged 55-64 then the factor for age 65 and the first Contract monthly anniversary will apply until age 65.

APPENDIX F

HISTORICAL CHARGES FOR GUARANTEED MINIMUM WITHDRWAWAL BENEFITS (GMWBS)

I. LifeGuard Freedom 6 Net GMWB

For LifeGuard Freedom 6 Net GMWBs issued before September 15, 2014, the applicable charges are listed in the tables below. For complete information about the charge for this GMWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”) Charge” on page 36.

GMWBS ISSUED ON OR AFTER APRIL 29, 2013*

Annual Charge	Maximum		Current
For endorsements purchased without Optional Income Upgrade Table	2.50%	(MO and WA Only) 2.52%	1.25%	(MO and WA Only) 1.26%
For endorsements purchased with Optional Income Upgrade Table	3.00%	(MO and WA Only) 3.00%	1.50%	(MO and WA Only) 1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*In Missouri, these charges apply to GMWBs issued on or after September 16, 2013.

GMWBS ISSUED BEFORE APRIL 29, 2013*

Annual Charge	Maximum		Current
For endorsements purchased before April 30, 2012	2.10%	(WA Only) 2.10%	1.05%	(WA Only) 1.05%
For endorsements purchased on or after April 30, 2012 without Optional Income Upgrade Table	2.20%	(WA Only) 2.22%	1.10%	(WA Only) 1.11%
For endorsements purchased with Optional Income Upgrade Table	2.70%	(WA Only) 2.70%	1.35%	(WA Only) 1.35%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*In Missouri, these charges apply to GMWBs issued before September 16, 2013.

II. LifeGuard Freedom 6 Net With Joint Option GMWB

For LifeGuard Freedom 6 Net With Joint Option GMWBs issued before September 15, 2014, the applicable charges are listed in the tables below. For complete information about the charge for this GMWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net With Joint Option”) Charge” on page 37.
GMWBS ISSUED ON OR AFTER SEPTEMBER 16, 2013*

Annual Charge	Maximum		Current
	3.00%	(MO and WA Only) 3.00%	1.60%	(MO and WA Only) 1.62%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

*On or after September 16, 2013, the Optional Income Upgrade Table is no longer available with this GMWB.

GMWBS ISSUED BEFORE SEPTEMBER 16, 2013

Annual Charge	Maximum		Current
For endorsements purchased before April 30, 2012	3.00%	(WA Only) 3.00%	1.50%	(WA Only) 1.50%
For endorsements purchased on or after April 30, 2012 without Optional Income Upgrade Table	3.00%	(WA Only) 3.00%	1.55%	(WA Only) 1.56%
For endorsements purchased with Optional Income Upgrade Table	3.00%	(WA Only) 3.00%	1.80%	(WA Only) 1.80%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

III. LifeGuard Freedom Flex GMWB

For LifeGuard Freedom Flex GMWBs issued before September 15, 2014, the applicable charges are listed in the tables below. For complete information about the charge for this GMWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex GMWB”) Charge” on page 38.

GMWBS ISSUED ON OR AFTER APRIL 29, 2013*

LifeGuard Freedom Flex GMWB Without Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.00%	(MO and WA Only) 2.04%	1.00%	(MO and WA Only) 1.02%
6% Bonus and Annual Step-Up	2.20%	2.22%	1.10%	1.11%
7% Bonus and Annual Step-Up	2.50%	2.52%	1.25%	1.26%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex GMWB With Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.50%	(MO and WA Only) 2.52%	1.25%	(MO and WA Only) 1.26%
6% Bonus and Annual Step-Up	2.70%	2.70%	1.35%	1.35%
7% Bonus and Annual Step-Up	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*In Missouri, these charges apply to GMWBs issued on or after September 16, 2013.

GMWBS ISSUED BEFORE APRIL 29, 2013*

LifeGuard Freedom Flex GMWB Without Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	1.80%	(WA Only) 1.80%	0.90%	(WA Only) 0.90%
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	2.00%	2.04%	1.00%	1.02%
6% Bonus and Annual Step-Up	1.90%	1.92%	0.95%	0.96%
6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	2.20%	2.22%	1.10%	1.11%
7% Bonus and Annual Step-Up	2.20%	2.22%	1.10%	1.11%
7% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	2.50%	2.52%	1.25%	1.26%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex GMWB With Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.30%	(WA Only) 2.34%	1.15%	(WA Only) 1.17%
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	2.50%	2.52%	1.25%	1.26%
6% Bonus and Annual Step-Up	2.40%	2.40%	1.20%	1.20%
6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	2.70%	2.70%	1.35%	1.35%
7% Bonus and Annual Step-Up	2.70%	2.70%	1.35%	1.35%
7% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*In Missouri, these charges apply to GMWBs issued before September 16, 2013.

IV. LifeGuard Freedom Flex With Joint Option GMWB

For LifeGuard Freedom Flex With Joint Option GMWBs issued before September 15, 2014, the applicable charges are listed in the tables below. For complete information about the charge for this GMWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex With Joint Option GMWB”) Charge” on page 40.

GMWBS ISSUED ON OR AFTER SEPTEMBER 16, 2013*

LifeGuard Freedom Flex With Joint Option GMWB
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.70%	(MO and WA Only) 2.70%	1.35%	(MO and WA Only) 1.35%
6% Bonus and Annual Step-Up	2.90%	2.94%	1.45%	1.47%
7% Bonus and Annual Step-Up	3.00%	3.00%	1.60%	1.62%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*On or after September 16, 2013, the Optional Income Upgrade Table is no longer available with this GMWB.

GMWBS ISSUED BEFORE SEPTEMBER 16, 2013

LifeGuard Freedom Flex With Joint Option GMWB Without Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.10%	(WA Only) 2.10%	1.05%	(WA Only) 1.05%
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	2.50%	2.52%	1.25%	1.26%
6% Bonus and Annual Step-Up	2.50%	2.52%	1.25%	1.26%
6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after September 10, 2012)	3.00%	3.00%	1.50%	1.50%
7% Bonus and Annual Step-Up (no longer offered on or after September 10, 2012)	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex With Joint Option GMWB With Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.60%	(WA Only) 2.64%	1.30%	(WA Only) 1.32%
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	3.00%	1.50%	1.50%
6% Bonus and Annual Step-Up	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

APPENDIX G

ACCUMULATION UNIT VALUES

The tables reflect the Accumulation Unit values for each Investment Division for the beginning and end of the periods indicated, and the number of Accumulation Units outstanding as of the end of the periods indicated – for a base Contract (with no optional endorsements) and for a Contract with the most expensive combination of charges and optional endorsements. The tables do not provide partial year information. The tables provide Accumulation Unit values and the number of Accumulation Units outstanding only if that information is available throughout the period. Where Accumulation Unit values and the number of Accumulation Units outstanding are unavailable, either because of a partial year or a Fund not being offered, a “N/A” is provided.

If the annualized charge for your Contract falls between the charge for a base Contract and a Contract with the most expensive combination of charges and optional endorsements, information about the values of all remaining Accumulation Units is available in the SAI. Contact the Annuity Service Center to request your copy of the SAI free of charge Our contact information is on the cover page of the prospectus. Also, please ask about the more timely Accumulation Unit values that are available for each Investment Division.

The Accumulation Unit value information for JNL/PPM America Total Return Fund (JNL Series Trust) includes historical information from the JNL/PPM America Total Return Fund (JNL Investors Series Trust) for periods before the merger of JNL/PPM America Total Return Fund (JNL Investors Series Trust) into JNL/PPM America Total Return Fund (JNL Series Trust), effective April 25, 2016.

Set forth below are fund changes and additions since the September 19, 2016 Supplement to the Prospectus dated April 25, 2016, for your information in reviewing Accumulation Unit information.

The following fund name changes are effective April 24, 2017 (whether or not in connection with a sub-adviser change):

JNL Series Trust
JNL/Capital Guardian Global Balanced Fund to JNL/American Funds Balanced Fund
JNL/Franklin Templeton Global Growth Fund to JNL/Franklin Templeton Global Fund
JNL/Goldman Sachs Mid Cap Value Fund to JNL/MFS Mid Cap Value Fund
JNL/Goldman Sachs U.S. Equity Flex Fund to JNL/AQR Large Cap Relaxed Constraint Equity Fund
JNL/WMC Money Market Fund to JNL/WMC Government Money Market Fund

The following fund mergers are effective April 24, 2017:

JNL Series Trust
JNL/Morgan Stanley Mid Cap Growth Fund merged into JNL/T. Rowe Price Mid-Cap Growth Fund

JNL Variable Fund LLC
JNL/Mellon Capital S&P ® 24 Fund merged into JNL/Mellon Capital JNL 5 Fund

Effective April 24, 2017, there are new Investment Divisions for which Accumulation Unit information is not yet available. The new Investment Divisions invest in the following Funds:

JNL Series Trust
JNL/DFA Growth Allocation Fund
JNL/DFA Moderate Allocation Fund
JNL/DoubleLine ® Shiller Enhanced CAPE ® Fund
JNL/Mellon Capital MSCI KLD 400 Social Index Fund

Jackson Variable Series Trust
JNL/T. Rowe Price Capital Appreciation Fund

Accumulation Unit Values
Base Contract - 1.75%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$11.01	$11.51	$11.16	$9.15	$8.13
End of period	$11.70	$11.01	$11.51	$11.16	$9.15
Accumulation units outstanding at the end of period	99,622	62,224	63,425	87,756	89,825

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.24	$12.68	$12.25	$10.65	$9.56
End of period	$12.90	$12.24	$12.68	$12.25	$10.65
Accumulation units outstanding at the end of period	622,096	633,835	724,252	769,943	726,200

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$11.84	$12.29	$11.91	$9.88	$8.80
End of period	$12.51	$11.84	$12.29	$11.91	$9.88
Accumulation units outstanding at the end of period	189,128	188,362	217,749	255,976	245,926

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$15.76	$16.41	$16.34	$14.60	$13.37
End of period	$16.43	$15.76	$16.41	$16.34	$14.60
Accumulation units outstanding at the end of period	257,649	317,809	390,602	416,672	462,604

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$16.14	$16.81	$16.78	$15.19	$13.88
End of period	$16.68	$16.14	$16.81	$16.78	$15.19
Accumulation units outstanding at the end of period	110,695	131,254	211,162	257,544	291,712

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$16.13	$16.76	$16.75	$15.44	$14.18
End of period	$16.51	$16.13	$16.76	$16.75	$15.44
Accumulation units outstanding at the end of period	285,869	411,378	548,152	608,809	664,380

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$34.90	$37.26	$36.89	$28.77	$25.72
End of period	$36.27	$34.90	$37.26	$36.89	$28.77
Accumulation units outstanding at the end of period	63,493	77,368	102,985	114,677	107,535

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$15.98	$17.96	$18.25	$13.82	$11.95
End of period	$19.44	$15.98	$17.96	$18.25	$13.82
Accumulation units outstanding at the end of period	119,302	129,053	134,779	179,548	172,435

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$11.73	$11.95	$11.66	$10.30	N/A
End of period	$12.37	$11.73	$11.95	$11.66	N/A
Accumulation units outstanding at the end of period	299,769	195,155	199,935	151,053	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.52	$16.34	$14.46	$11.11	$9.97
End of period	$18.05	$15.52	$16.34	$14.46	$11.11
Accumulation units outstanding at the end of period	374,421	281,700	341,219	330,447	346,062

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$9.82	$10.43	$10.49	$11.00	$10.59
End of period	$9.87	$9.82	$10.43	$10.49	$11.00
Accumulation units outstanding at the end of period	166,373	187,708	274,669	272,963	243,860

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.48	$12.71	$12.71	$10.11	$8.73
End of period	$12.48	$12.48	$12.71	$12.71	$10.11
Accumulation units outstanding at the end of period	130,419	160,519	147,323	153,732	135,953

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.36	$12.53	$12.25	$10.32	N/A
End of period	$13.05	$12.36	$12.53	$12.25	N/A
Accumulation units outstanding at the end of period	142,889	113,212	98,423	90,204	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$16.00	$16.12	$14.88	$11.39	$9.92
End of period	$17.46	$16.00	$16.12	$14.88	$11.39
Accumulation units outstanding at the end of period	323,814	358,692	445,608	473,463	338,654

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.04	$11.80	$12.39	$10.41	$9.02
End of period	$11.18	$11.04	$11.80	$12.39	$10.41
Accumulation units outstanding at the end of period	422,079	377,399	273,890	225,613	202,735

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.16	$10.72	$11.88	$10.91	$9.46
End of period	$10.47	$10.16	$10.72	$11.88	$10.91
Accumulation units outstanding at the end of period	261,240	278,945	279,706	274,581	211,716

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.44	$11.80	$11.79	$10.49	$9.74
End of period	$11.68	$11.44	$11.80	$11.79	$10.49
Accumulation units outstanding at the end of period	827,937	964,148	1,002,350	1,193,860	1,043,011

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.82	$9.11	$10.81	$10.04	$10.14
End of period	$8.48	$6.82	$9.11	$10.81	$10.04
Accumulation units outstanding at the end of period	381,055	300,979	353,546	425,269	337,808

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$40.26	$38.57	$36.05	$26.39	$24.28
End of period	$39.74	$40.26	$38.57	$36.05	$26.39
Accumulation units outstanding at the end of period	108,958	54,679	39,551	46,551	41,354

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$12.36	$15.44	$14.64	$12.07	N/A
End of period	$13.67	$12.36	$15.44	$14.64	N/A
Accumulation units outstanding at the end of period	159,693	169,666	233,068	120,226	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$12.85	$13.28	$13.44	$11.84	$10.66
End of period	$13.35	$12.85	$13.28	$13.44	$11.84
Accumulation units outstanding at the end of period	66,512	105,457	100,992	122,543	163,619

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.30	$12.98	$14.76	$12.37	$10.74
End of period	$12.09	$12.30	$12.98	$14.76	$12.37
Accumulation units outstanding at the end of period	125,309	122,757	97,668	105,201	83,997

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$24.15	$25.11	$23.27	$17.52	$15.68
End of period	$27.06	$24.15	$25.11	$23.27	$17.52
Accumulation units outstanding at the end of period	81,995	114,866	99,222	71,459	47,249

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	$10.4	N/A	N/A	N/A	N/A
End of period	$10.43	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	135,061	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$11.98	$13.42	$14.23	$11.71	$10.17
End of period	$12.20	$11.98	$13.42	$14.23	$11.71
Accumulation units outstanding at the end of period	381,348	489,229	629,341	783,192	757,074

JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$10.81	$11.72	$11.62	$9.54	$8.37
End of period	$12.05	$10.81	$11.72	$11.62	$9.54
Accumulation units outstanding at the end of period	157,057	199,696	240,231	176,322	184,215

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.77	$10.62	$11.07	$8.65	$7.21
End of period	$10.62	$9.77	$10.62	$11.07	$8.65
Accumulation units outstanding at the end of period	90,447	98,164	109,969	132,471	70,311

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$10.91	$11.59	$11.85	$11.64	N/A
End of period	$11.13	$10.91	$11.59	$11.85	N/A
Accumulation units outstanding at the end of period	170,479	214,265	262,279	270,253	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.45	$13.68	$13.49	$12.03	$10.91
End of period	$13.96	$12.45	$13.68	$13.49	$12.03
Accumulation units outstanding at the end of period	358,106	404,655	621,261	580,908	493,158

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$9.86	$9.66	$10.86	$8.34	$6.67
End of period	$9.57	$9.86	$9.66	$10.86	$8.34
Accumulation units outstanding at the end of period	112,989	177,994	163,461	145,444	144,325

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.13	$11.89	$11.27	$8.94	$8.01
End of period	$12.66	$11.13	$11.89	$11.27	$8.94
Accumulation units outstanding at the end of period	121,591	129,835	127,365	106,803	104,195

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$23.85	$24.18	$23.35	$24.01	$22.68
End of period	$23.93	$23.85	$24.18	$23.35	$24.01
Accumulation units outstanding at the end of period	100,405	118,286	103,447	104,407	152,496

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$17.88	$19.99	$17.98	$13.78	$11.89
End of period	$19.96	$17.88	$19.99	$17.98	$13.78
Accumulation units outstanding at the end of period	139,519	142,190	170,701	131,616	134,270

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$12.60	$13.05	$11.65	$8.84	$7.52
End of period	$13.36	$12.60	$13.05	$11.65	$8.84
Accumulation units outstanding at the end of period	13,915	45,101	54,465	12,616	19,808

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.20	$7.71	$7.05	$7.34	$6.05
End of period	$6.83	$7.20	$7.71	$7.05	$7.34
Accumulation units outstanding at the end of period	58,453	45,206	59,781	52,046	57,505

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$15.82	$16.25	$14.38	$14.24	$11.29
End of period	$15.92	$15.82	$16.25	$14.38	$14.24
Accumulation units outstanding at the end of period	182,957	188,397	249,943	236,482	199,892

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$18.33	$19.04	$19.33	$16.53	$14.54
End of period	$17.80	$18.33	$19.04	$19.33	$16.53
Accumulation units outstanding at the end of period	117,233	127,316	132,487	100,046	91,643

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$23.37	$26.16	$24.37	$18.95	$17.90
End of period	$26.50	$23.37	$26.16	$24.37	$18.95
Accumulation units outstanding at the end of period	27,143	21,911	25,954	31,977	34,941

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$23.72	$24.58	$23.17	$16.88	$14.60
End of period	$25.99	$23.72	$24.58	$23.17	$16.88
Accumulation units outstanding at the end of period	138,937	166,876	115,367	94,984	71,237

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$38.20	$37.74	$34.54	$24.75	$21.67
End of period	$37.73	$38.20	$37.74	$34.54	$24.75
Accumulation units outstanding at the end of period	62,530	88,718	71,977	66,702	50,864

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$19.27	$19.52	$18.85	$19.88	$19.52
End of period	$19.21	$19.27	$19.52	$18.85	$19.88
Accumulation units outstanding at the end of period	128,446	155,677	122,069	117,476	380,700

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.09	$12.59	$11.84	$9.43	$8.28
End of period	$13.31	$12.09	$12.59	$11.84	$9.43
Accumulation units outstanding at the end of period	31,280	25,382	22,984	22,793	22,164

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.48	$13.74	$13.24	$13.85	$13.60
End of period	$13.50	$13.48	$13.74	$13.24	$13.85
Accumulation units outstanding at the end of period	75,591	84,938	122,198	103,478	147,209

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	$7.52	$7.45	$7.18	$6.04	$5.11
End of period	$9.13	$7.52	$7.45	$7.18	$6.04
Accumulation units outstanding at the end of period	22,462	24,763	41,676	61,123	48,307

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$22.04	$21.18	$19.45	$14.03	$11.56
End of period	$22.99	$22.04	$21.18	$19.45	$14.03
Accumulation units outstanding at the end of period	50,544	99,908	57,291	108,938	78,164

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$14.02	$14.36	$13.31	$10.38	$9.49
End of period	$15.96	$14.02	$14.36	$13.31	$10.38
Accumulation units outstanding at the end of period	39,713	46,894	64,976	77,105	64,870

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.74	$9.29	$9.82	$10.43	N/A
End of period	$8.37	$7.74	$9.29	$9.82	N/A
Accumulation units outstanding at the end of period	261,708	214,985	282,833	256,211	N/A

JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$13.63	$14.15	$14.90	$11.61	$10.88
End of period	$13.15	$13.63	$14.15	$14.90	$11.61
Accumulation units outstanding at the end of period	115,805	178,161	89,852	34,252	20,359

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$11.14	$11.47	$10.32	$7.88	$6.36
End of period	$13.59	$11.14	$11.47	$10.32	$7.88
Accumulation units outstanding at the end of period	152,060	133,971	94,812	134,433	58,576

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$16.50	$18.30	$16.80	$15.09	$12.49
End of period	$17.34	$16.50	$18.30	$16.80	$15.09
Accumulation units outstanding at the end of period	10,024	30,144	23,456	21,829	23,775

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$25.64	$24.48	$19.91	$14.38	$12.34
End of period	$24.23	$25.64	$24.48	$19.91	$14.38
Accumulation units outstanding at the end of period	180,580	248,189	186,727	136,590	77,452

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.51	$12.92	$12.49	$10.27	$9.17
End of period	$13.76	$12.51	$12.92	$12.49	$10.27
Accumulation units outstanding at the end of period	56,073	75,026	79,673	98,345	81,123

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$16.05	$16.52	$17.90	$15.00	$12.93
End of period	$15.90	$16.05	$16.52	$17.90	$15.00
Accumulation units outstanding at the end of period	101,612	86,810	89,230	94,019	96,416

JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$16.46	$17.28	$15.79	$12.20	$10.52
End of period	$18.15	$16.46	$17.28	$15.79	$12.20
Accumulation units outstanding at the end of period	69,802	76,549	73,378	75,197	104,206

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$20.96	$21.03	$18.07	$13.03	$11.08
End of period	$22.23	$20.96	$21.03	$18.07	$13.03
Accumulation units outstanding at the end of period	87,748	105,508	124,000	81,293	83,646

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$26.06	$34.56	$39.23	$31.85	$31.06
End of period	$32.58	$26.06	$34.56	$39.23	$31.85
Accumulation units outstanding at the end of period	99,185	100,200	107,869	108,341	114,390

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$15.90	$15.42	$15.20	$13.73	$12.48
End of period	$17.13	$15.90	$15.42	$15.20	$13.73
Accumulation units outstanding at the end of period	4,670	30,964	21,660	9,418	9,372

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$13.82	$15.34	$14.84	$10.75	$9.81
End of period	$13.97	$13.82	$15.34	$14.84	$10.75
Accumulation units outstanding at the end of period	33,179	43,970	32,705	40,133	14,008

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$24.37	$25.49	$23.74	$18.17	$15.77
End of period	$28.77	$24.37	$25.49	$23.74	$18.17
Accumulation units outstanding at the end of period	155,029	140,848	133,627	137,697	139,378

JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$17.09	$17.24	$15.51	$11.99	$10.58
End of period	$18.70	$17.09	$17.24	$15.51	$11.99
Accumulation units outstanding at the end of period	435,831	393,964	471,146	484,642	408,374

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$14.76	$15.82	$15.56	$11.57	$10.34
End of period	$19.50	$14.76	$15.82	$15.56	$11.57
Accumulation units outstanding at the end of period	91,530	26,685	40,617	51,922	42,896

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$20.71	$22.08	$21.47	$15.78	$13.86
End of period	$25.61	$20.71	$22.08	$21.47	$15.78
Accumulation units outstanding at the end of period	92,199	77,949	91,120	123,268	114,468

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$10.91	$10.64	$8.98	$7.24	$6.62
End of period	$12.15	$10.91	$10.64	$8.98	$7.24
Accumulation units outstanding at the end of period	247,594	298,427	218,955	206,465	206,703

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$11.80	$12.55	$12.82	$11.99	N/A
End of period	$10.67	$11.80	$12.55	$12.82	N/A
Accumulation units outstanding at the end of period	22,989	22,995	7,198	23,034	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.23	$10.54	$10.23	$10.42	N/A
End of period	$10.65	$10.23	$10.54	$10.23	N/A
Accumulation units outstanding at the end of period	97,780	99,475	111,752	62,717	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$18.36	$18.00	$17.97	$14.49	$12.23
End of period	$18.06	$18.36	$18.00	$17.97	$14.49
Accumulation units outstanding at the end of period	155,226	160,788	114,874	183,213	87,400

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	$10.44	N/A	N/A	N/A	N/A
End of period	$10.91	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	42,043	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.70	$13.34	$13.14	$14.72	$13.81
End of period	$13.13	$12.70	$13.34	$13.14	$14.72
Accumulation units outstanding at the end of period	375,444	371,759	442,130	519,781	896,207

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$18.62	$18.87	$18.47	$19.19	$18.07
End of period	$18.80	$18.62	$18.87	$18.47	$19.19
Accumulation units outstanding at the end of period	494,881	591,574	847,550	814,218	1,279,138

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.27	$10.58	$10.75	$10.48	$9.90
End of period	$11.04	$10.27	$10.58	$10.75	$10.48
Accumulation units outstanding at the end of period	201,410	244,583	312,011	395,261	246,593

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$16.91	$18.48	$18.79	$17.67	$15.40
End of period	$19.45	$16.91	$18.48	$18.79	$17.67
Accumulation units outstanding at the end of period	298,638	224,286	274,627	502,424	554,347

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$14.68	$16.25	$14.97	$10.80	$9.44
End of period	$18.38	$14.68	$16.25	$14.97	$10.80
Accumulation units outstanding at the end of period	87,465	37,893	43,216	64,705	52,557

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.57	$15.37	$14.77	$10.95	$9.31
End of period	$18.70	$14.57	$15.37	$14.77	$10.95
Accumulation units outstanding at the end of period	85,093	26,237	17,896	29,654	31,936

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$25.03	$27.90	$25.24	$18.32	$16.12
End of period	$29.92	$25.03	$27.90	$25.24	$18.32
Accumulation units outstanding at the end of period	17,757	19,541	32,227	42,866	32,314

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$18.27	$19.58	$17.42	$12.34	$10.81
End of period	$19.80	$18.27	$19.58	$17.42	$12.34
Accumulation units outstanding at the end of period	421,903	496,374	504,272	548,040	360,434

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.28	$20.39	$18.86	$13.42	$11.71
End of period	$21.06	$20.28	$20.39	$18.86	$13.42
Accumulation units outstanding at the end of period	135,882	227,462	141,402	178,593	165,525

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.43	$17.61	$15.76	$12.27	$11.07
End of period	$20.16	$17.43	$17.61	$15.76	$12.27
Accumulation units outstanding at the end of period	538,441	506,372	534,118	542,508	432,346

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$18.40	$21.73	$18.73	$12.71	$11.34
End of period	$19.03	$18.40	$21.73	$18.73	$12.71
Accumulation units outstanding at the end of period	110,180	166,354	209,713	177,277	100,030

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$19.25	$19.64	$18.75	$15.17	$13.33
End of period	$20.05	$19.25	$19.64	$18.75	$15.17
Accumulation units outstanding at the end of period	105,814	120,671	145,393	155,987	133,199

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.81	$13.24	$13.06	$12.72	$11.90
End of period	$13.21	$12.81	$13.24	$13.06	$12.72
Accumulation units outstanding at the end of period	478,867	536,843	737,900	832,560	1,062,661

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$19.24	$19.62	$18.90	$15.69	$13.85
End of period	$20.03	$19.24	$19.62	$18.90	$15.69
Accumulation units outstanding at the end of period	571,881	677,412	719,164	769,012	543,748

JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.27	$14.69	$14.38	$13.25	$12.16
End of period	$14.81	$14.27	$14.69	$14.38	$13.25
Accumulation units outstanding at the end of period	562,931	610,292	620,370	652,933	804,931

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$18.00	$18.46	$17.98	$15.79	$14.13
End of period	$18.68	$18.00	$18.46	$17.98	$15.79
Accumulation units outstanding at the end of period	714,077	758,969	1,025,077	1,232,206	1,321,419

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	$9.9	N/A	N/A	N/A	N/A
End of period	$11.48	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	16,341	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.54	$18.25	$16.02	$10.75	$8.98
End of period	$18.31	$16.54	$18.25	$16.02	$10.75
Accumulation units outstanding at the end of period	71,884	81,221	104,398	99,238	30,205

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$51.26	$47.13	$44.12	$32.38	$27.73
End of period	$51.10	$51.26	$47.13	$44.12	$32.38
Accumulation units outstanding at the end of period	158,594	197,380	165,007	167,083	150,682

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$77.99	$74.55	$67.24	$50.13	$44.91
End of period	$81.30	$77.99	$74.55	$67.24	$50.13
Accumulation units outstanding at the end of period	84,788	106,208	87,750	95,682	95,750

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$9.96	$10.10	$10.23	$10.41	$10.34
End of period	$9.92	$9.96	$10.10	$10.23	$10.41
Accumulation units outstanding at the end of period	338,870	416,373	361,036	321,384	528,945

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$23.22	$24.07	$21.63	$16.05	$13.69
End of period	$25.29	$23.22	$24.07	$21.63	$16.05
Accumulation units outstanding at the end of period	140,566	141,181	153,472	151,533	129,866

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$36.69	$37.69	$34.91	$29.77	$27.52
End of period	$39.96	$36.69	$37.69	$34.91	$29.77
Accumulation units outstanding at the end of period	242,693	235,044	303,653	303,474	246,014

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.21	$11.41	$11.61	$11.82	$12.03
End of period	$11.02	$11.21	$11.41	$11.61	$11.82
Accumulation units outstanding at the end of period	812,734	685,820	605,825	685,740	860,490

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$28.73	$30.18	$27.58	$21.42	$18.74
End of period	$32.02	$28.73	$30.18	$27.58	$21.42
Accumulation units outstanding at the end of period	44,984	51,674	67,748	79,664	72,084

Accumulation Unit Values
Contract with Endorsements - 2.145%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$10.63	$11.15	$10.85	$8.94	N/A
End of period	$11.24	$10.63	$11.15	$10.85	N/A
Accumulation units outstanding at the end of period	2,735	2,964	3,164	4,194	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$11.81	$12.29	$11.92	$10.40	$9.38
End of period	$12.40	$11.81	$12.29	$11.92	$10.40
Accumulation units outstanding at the end of period	25,412	39,355	48,663	49,846	36,673

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$11.43	$11.91	$11.58	$9.65	N/A
End of period	$12.03	$11.43	$11.91	$11.58	N/A
Accumulation units outstanding at the end of period	14,533	15,005	14,870	16,973	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$15.35	$16.04	$16.03	$14.39	$13.22
End of period	$15.93	$15.35	$16.04	$16.03	$14.39
Accumulation units outstanding at the end of period	10,812	11,107	13,672	13,862	13,738

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$15.71	$16.43	$16.47	$14.96	$13.73
End of period	$16.18	$15.71	$16.43	$16.47	$14.96
Accumulation units outstanding at the end of period	4,339	7,829	7,871	7,900	7,766

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$15.71	$16.39	$16.44	$15.22	$14.02
End of period	$16.01	$15.71	$16.39	$16.44	$15.22
Accumulation units outstanding at the end of period	20,423	21,687	23,452	23,693	24,868

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$32.34	$34.66	$34.45	$26.98	$24.21
End of period	$33.48	$32.34	$34.66	$34.45	$26.98
Accumulation units outstanding at the end of period	2,903	3,103	3,394	4,080	3,784

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$15.32	$17.28	$17.63	$13.41	N/A
End of period	$18.56	$15.32	$17.28	$17.63	N/A
Accumulation units outstanding at the end of period	311	315	319	322	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$11.56	$11.83	$11.59	$10.27	N/A
End of period	$12.14	$11.56	$11.83	$11.59	N/A
Accumulation units outstanding at the end of period	3,265	3,479	3,748	3,828	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.17	$16.04	$14.25	$10.99	$9.90
End of period	$17.58	$15.17	$16.04	$14.25	$10.99
Accumulation units outstanding at the end of period	2,397	3,012	3,363	3,491	4,366

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$9.60	$10.24	$10.34	$10.89	$10.52
End of period	$9.62	$9.60	$10.24	$10.34	$10.89
Accumulation units outstanding at the end of period	520	551	576	582	1,426

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.21	$12.48	$12.52	$10.00	$8.67
End of period	$12.16	$12.21	$12.48	$12.52	$10.00
Accumulation units outstanding at the end of period	1,081	2,678	3,044	3,029	3,118

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.18	$12.40	$12.17	$10.29	N/A
End of period	$12.81	$12.18	$12.40	$12.17	N/A
Accumulation units outstanding at the end of period	2,960	3,005	3,045	3,083	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$15.64	$15.82	$14.67	$11.27	$9.85
End of period	$17.01	$15.64	$15.82	$14.67	$11.27
Accumulation units outstanding at the end of period	5,305	9,095	10,029	7,726	8,718

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$10.79	$11.59	$12.21	$10.30	$8.96
End of period	$10.89	$10.79	$11.59	$12.21	$10.30
Accumulation units outstanding at the end of period	2,566	2,361	2,233	2,141	2,123

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$9.93	$10.52	$11.71	$10.79	$9.39
End of period	$10.20	$9.93	$10.52	$11.71	$10.79
Accumulation units outstanding at the end of period	16,683	8,557	9,369	9,681	9,771

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.20	$11.60	$11.64	$10.40	$9.70
End of period	$11.40	$11.20	$11.60	$11.64	$10.40
Accumulation units outstanding at the end of period	13,872	13,776	15,961	12,437	12,753

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.59	$8.82	$10.51	$9.81	$9.94
End of period	$8.16	$6.59	$8.82	$10.51	$9.81
Accumulation units outstanding at the end of period	12,778	17,788	4,303	3,973	5,284

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$37.11	$35.69	$33.49	$24.62	$22.74
End of period	$36.49	$37.11	$35.69	$33.49	$24.62
Accumulation units outstanding at the end of period	168	106	242	255	273

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$12.08	$12.53	$12.73	$11.26	$10.18
End of period	$12.50	$12.08	$12.53	$12.73	$11.26
Accumulation units outstanding at the end of period	—	—	—	—	2,945

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$11.45	$12.13	$13.85	$11.65	$10.16
End of period	$11.21	$11.45	$12.13	$13.85	$11.65
Accumulation units outstanding at the end of period	437	440	444	433	59

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$11.69	$13.14	$13.99	$11.56	$10.08
End of period	$11.86	$11.69	$13.14	$13.99	$11.56
Accumulation units outstanding at the end of period	20,287	20,228	20,613	22,416	22,798

JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$10.43	$11.36	$11.31	$9.32	N/A
End of period	$11.58	$10.43	$11.36	$11.31	N/A
Accumulation units outstanding at the end of period	1,004	1,087	1,145	769	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.43	$10.29	$10.77	$8.44	N/A
End of period	$10.21	$9.43	$10.29	$10.77	N/A
Accumulation units outstanding at the end of period	56	59	57	43	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$10.74	$11.45	$11.75	$11.93	N/A
End of period	$10.91	$10.74	$11.45	$11.75	N/A
Accumulation units outstanding at the end of period	1,423	1,548	2,693	2,655	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$11.98	$13.22	$13.09	$11.72	$10.67
End of period	$13.39	$11.98	$13.22	$13.09	$11.72
Accumulation units outstanding at the end of period	1,831	7,281	30,070	29,995	32,521

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$9.55	$9.40	$10.60	$8.18	N/A
End of period	$9.24	$9.55	$9.40	$10.60	N/A
Accumulation units outstanding at the end of period	503	510	6,698	521	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$10.75	$11.52	$10.97	$8.73	N/A
End of period	$12.17	$10.75	$11.52	$10.97	N/A
Accumulation units outstanding at the end of period	7,415	11,633	26,052	7,771	N/A

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$21.99	$22.38	$21.69	$22.40	$21.24
End of period	$21.97	$21.99	$22.38	$21.69	$22.40
Accumulation units outstanding at the end of period	1,725	1,902	1,884	1,597	3,272

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$17.14	$19.24	$17.37	$13.37	$11.58
End of period	$19.06	$17.14	$19.24	$17.37	$13.37
Accumulation units outstanding at the end of period	5,662	6,865	7,526	8,367	7,757

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$12.16	$12.64	$11.34	$8.63	$7.37
End of period	$12.85	$12.16	$12.64	$11.34	$8.63
Accumulation units outstanding at the end of period	742	812	845	870	337

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$6.97	$7.50	$6.88	$7.20	$5.96
End of period	$6.59	$6.97	$7.50	$6.88	$7.20
Accumulation units outstanding at the end of period	2,817	15,129	1,800	1,819	1,123

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$15.16	$15.64	$13.89	$13.81	$11.00
End of period	$15.20	$15.16	$15.64	$13.89	$13.81
Accumulation units outstanding at the end of period	3,532	7,880	4,192	4,457	4,354

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$16.89	$17.62	$17.96	$15.42	$13.61
End of period	$16.34	$16.89	$17.62	$17.96	$15.42
Accumulation units outstanding at the end of period	—	—	—	—	1,036

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$21.78	$24.48	$22.89	$17.87	$16.94
End of period	$24.60	$21.78	$24.48	$22.89	$17.87
Accumulation units outstanding at the end of period	3,047	4,020	3,802	2,139	1,554

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$22.45	$23.36	$22.10	$16.16	N/A
End of period	$24.51	$22.45	$23.36	$22.10	N/A
Accumulation units outstanding at the end of period	993	3,857	4,204	1,353	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$35.21	$34.92	$32.09	$23.08	$20.29
End of period	$34.64	$35.21	$34.92	$32.09	$23.08
Accumulation units outstanding at the end of period	126	130	66	70	1,740

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$17.76	$18.06	$17.51	$18.54	$18.28
End of period	$17.64	$17.76	$18.06	$17.51	$18.54
Accumulation units outstanding at the end of period	2,110	2,294	2,847	4,115	8,448

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$12.76	$13.05	$12.62	$13.26	$13.08
End of period	$12.73	$12.76	$13.05	$12.62	$13.26
Accumulation units outstanding at the end of period	191	201	214	228	221

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$20.65	$19.92	$18.37	$13.30	$11.00
End of period	$21.46	$20.65	$19.92	$18.37	$13.30
Accumulation units outstanding at the end of period	196	1,407	1,427	1,447	1,619

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$13.14	N/A	N/A	N/A	N/A
End of period	$14.89	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,012	N/A	N/A	N/A	N/A

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.60	$9.17	$9.73	$10.37	N/A
End of period	$8.19	$7.60	$9.17	$9.73	N/A
Accumulation units outstanding at the end of period	3,464	2,541	2,560	2,584	N/A

JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$13.25	$13.80	$14.60	$11.42	$10.74
End of period	$12.73	$13.25	$13.80	$14.60	$11.42
Accumulation units outstanding at the end of period	264	7,215	4,701	282	311

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$10.44	N/A	N/A	N/A	N/A
End of period	$12.68	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,427	N/A	N/A	N/A	N/A

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	$15.45	$17.21	$15.86	$14.30	N/A
End of period	$16.18	$15.45	$17.21	$15.86	N/A
Accumulation units outstanding at the end of period	505	549	324	1,166	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$24.02	$23.03	$18.80	$13.63	$11.75
End of period	$22.62	$24.02	$23.03	$18.80	$13.63
Accumulation units outstanding at the end of period	1,005	10,072	5,106	110	131

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$15.18	$15.69	$17.07	$14.36	$12.44
End of period	$14.98	$15.18	$15.69	$17.07	$14.36
Accumulation units outstanding at the end of period	67	66	72	70	88

JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$15.75	$16.59	$15.23	$11.81	$10.23
End of period	$17.29	$15.75	$16.59	$15.23	$11.81
Accumulation units outstanding at the end of period	310	216	—	613	224

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$20.05	$20.20	$17.42	$12.62	$10.77
End of period	$21.18	$20.05	$20.20	$17.42	$12.62
Accumulation units outstanding at the end of period	340	355	293	295	298

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$24.42	$32.51	$37.05	$30.20	$29.57
End of period	$30.40	$24.42	$32.51	$37.05	$30.20
Accumulation units outstanding at the end of period	2,093	2,199	2,327	465	3,121

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$15.46	$15.04	$14.89	$13.51	$12.32
End of period	$16.58	$15.46	$15.04	$14.89	$13.51
Accumulation units outstanding at the end of period	357	368	380	393	410

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	$13.31	$14.82	$14.40	$10.47	N/A
End of period	$13.39	$13.31	$14.82	$14.40	N/A
Accumulation units outstanding at the end of period	2,478	2,597	1,973	1,616	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$23.06	$24.21	$22.65	$17.40	$15.16
End of period	$27.12	$23.06	$24.21	$22.65	$17.40
Accumulation units outstanding at the end of period	108	84	88	914	35

JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$16.17	$16.38	$14.80	$11.48	$10.17
End of period	$17.63	$16.17	$16.38	$14.80	$11.48
Accumulation units outstanding at the end of period	301	9,282	561	1,218	675

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$14.27	$15.35	$15.16	$11.31	$10.15
End of period	$18.77	$14.27	$15.35	$15.16	$11.31
Accumulation units outstanding at the end of period	—	96	97	—	3,695

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$19.59	$20.98	$20.48	$15.11	$13.32
End of period	$24.14	$19.59	$20.98	$20.48	$15.11
Accumulation units outstanding at the end of period	4,995	1,273	1,294	1,311	1,263

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	$10.23	$10.01	$8.48	$6.86	$6.30
End of period	$11.34	$10.23	$10.01	$8.48	$6.86
Accumulation units outstanding at the end of period	1,787	1,988	2,039	3,472	3,690

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$11.63	$12.42	$12.74	$9.45	N/A
End of period	$10.47	$11.63	$12.42	$12.74	N/A
Accumulation units outstanding at the end of period	7,636	7,057	6,376	3,077	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.08	$10.43	$10.16	$10.39	N/A
End of period	$10.45	$10.08	$10.43	$10.16	N/A
Accumulation units outstanding at the end of period	1,226	1,311	1,381	1,201	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$17.34	$17.07	$17.11	$13.85	$11.74
End of period	$16.99	$17.34	$17.07	$17.11	$13.85
Accumulation units outstanding at the end of period	1,003	4,033	4,090	606	606

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.26	$12.93	$12.79	$14.37	$13.55
End of period	$12.62	$12.26	$12.93	$12.79	$14.37
Accumulation units outstanding at the end of period	11,569	4,330	6,395	7,579	14,132

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$17.35	$17.66	$17.35	$18.10	$17.11
End of period	$17.45	$17.35	$17.66	$17.35	$18.10
Accumulation units outstanding at the end of period	14,305	15,772	16,351	29,487	15,753

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.07	$10.42	$10.62	$10.40	$9.86
End of period	$10.78	$10.07	$10.42	$10.62	$10.40
Accumulation units outstanding at the end of period	320	6,107	5,545	4,572	2,554

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$15.76	$17.29	$17.65	$16.66	$14.58
End of period	$18.06	$15.76	$17.29	$17.65	$16.66
Accumulation units outstanding at the end of period	11,772	2,355	2,111	6,064	6,362

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$14.24	$15.82	$14.63	$10.60	$9.30
End of period	$17.75	$14.24	$15.82	$14.63	$10.60
Accumulation units outstanding at the end of period	5,498	211	213	215	707

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.13	$14.96	$14.44	$10.74	$9.17
End of period	$18.06	$14.13	$14.96	$14.44	$10.74
Accumulation units outstanding at the end of period	4,332	466	471	475	479

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$23.07	$25.82	$23.45	$17.09	N/A
End of period	$27.47	$23.07	$25.82	$23.45	N/A
Accumulation units outstanding at the end of period	151	152	153	155	N/A

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$17.70	$19.04	$17.00	$12.10	$10.63
End of period	$19.10	$17.70	$19.04	$17.00	$12.10
Accumulation units outstanding at the end of period	2,040	11,812	4,441	5,159	7,931

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$19.64	$19.83	$18.41	$13.16	$11.53
End of period	$20.32	$19.64	$19.83	$18.41	$13.16
Accumulation units outstanding at the end of period	962	990	1,084	772	5,604

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$16.88	$17.13	$15.39	$12.02	$10.89
End of period	$19.45	$16.88	$17.13	$15.39	$12.02
Accumulation units outstanding at the end of period	20,729	11,842	21,019	9,810	6,869

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$17.82	$21.13	$18.29	$12.46	$11.16
End of period	$18.36	$17.82	$21.13	$18.29	$12.46
Accumulation units outstanding at the end of period	768	821	722	474	515

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$17.95	$18.38	$17.62	$14.32	$12.63
End of period	$18.63	$17.95	$18.38	$17.62	$14.32
Accumulation units outstanding at the end of period	—	12,334	12,636	12,945	13,446

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.25	$12.71	$12.60	$12.31	$11.57
End of period	$12.59	$12.25	$12.71	$12.60	$12.31
Accumulation units outstanding at the end of period	50,640	64,194	57,475	63,081	64,725

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$17.94	$18.37	$17.76	$14.81	$13.12
End of period	$18.60	$17.94	$18.37	$17.76	$14.81
Accumulation units outstanding at the end of period	4,775	9,372	9,144	10,090	9,464

JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$13.65	$14.11	$13.86	$12.83	$11.82
End of period	$14.11	$13.65	$14.11	$13.86	$12.83
Accumulation units outstanding at the end of period	10,949	14,983	16,295	17,662	19,039

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$16.78	$17.28	$16.89	$14.90	$13.38
End of period	$17.35	$16.78	$17.28	$16.89	$14.90
Accumulation units outstanding at the end of period	28,028	28,422	30,059	33,450	23,348

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.03	$17.74	$15.64	$10.54	N/A
End of period	$17.67	$16.03	$17.74	$15.64	N/A
Accumulation units outstanding at the end of period	2,855	475	476	486	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$47.25	$43.61	$40.99	$30.20	$25.96
End of period	$46.91	$47.25	$43.61	$40.99	$30.20
Accumulation units outstanding at the end of period	5,021	3,527	3,719	2,914	1,630

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$71.89	$68.98	$62.47	$46.75	$42.06
End of period	$74.64	$71.89	$68.98	$62.47	$46.75
Accumulation units outstanding at the end of period	2,916	2,892	3,132	3,422	2,740

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$9.58	$9.76	$9.93	$10.13	$10.11
End of period	$9.52	$9.58	$9.76	$9.93	$10.13
Accumulation units outstanding at the end of period	2,028	2,186	2,868	2,894	1,965

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$21.83	$22.72	$20.50	$15.27	$13.07
End of period	$23.68	$21.83	$22.72	$20.50	$15.27
Accumulation units outstanding at the end of period	2,114	1,464	1,467	1,470	1,189

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$33.82	$34.88	$32.43	$27.77	$25.77
End of period	$36.68	$33.82	$34.88	$32.43	$27.77
Accumulation units outstanding at the end of period	3,254	6,897	8,661	8,966	18,861

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$10.35	$10.58	$10.81	$11.04	$11.28
End of period	$10.13	$10.35	$10.58	$10.81	$11.04
Accumulation units outstanding at the end of period	7,472	15,171	17,056	870	1,698

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$27.26	$28.75	$26.38	$20.57	$18.06
End of period	$30.27	$27.26	$28.75	$26.38	$20.57
Accumulation units outstanding at the end of period	75	79	237	233	247

Questions: If you have any questions about your Contract, you may contact us at:
Annuity Service Center:	1 (800) 644-4565 (8 a.m. - 8 p.m. ET)
Mail Address:	P.O. Box 30314, Lansing, Michigan 48909-7814
Delivery Address:	1 Corporate Way, Lansing, Michigan 48951
Institutional Marketing Group Service Center: (for Contracts purchased through a bank or another financial institution)	1 (800) 777-7779 (8 a.m. - 8 p.m. ET)
Mail Address:	P.O. Box 30386, Lansing, Michigan 48909-7886
Delivery Address:	1 Corporate Way, Lansing, Michigan 48951Attn: IMG
Home Office:	1 Corporate Way, Lansing, Michigan 48951

STATEMENT OF ADDITIONAL INFORMATION

April 24, 2017

PERSPECTIVE ADVISORS IISM
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY
(Contracts offered for sale on and after December 12, 2011)

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the Prospectus dated April 24, 2017 . The Prospectus may be obtained from Jackson National Life Insurance Company by writing P.O. Box 30314, Lansing, Michigan 48909-7814, or calling 1-800-644-4565.

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General Information and History

Jackson National Separate Account - I (Separate Account) is a separate investment account of Jackson National Life Insurance Company (Jackson®). Jackson is a wholly owned subsidiary of Brooke Life Insurance Company and is ultimately a wholly owned subsidiary of Prudential plc, London, England, a publicly traded life insurance company in the United Kingdom.

Trademarks, Service Marks, and Related Disclosures

The “S&P 500 Index,” “S&P MidCap 400 Index,” “S&P SmallCap 600 Index,” “Dow Jones Industrial Average,” and “The Dow 10,” “Dow Jones Brookfield Global Infrastructure Index,” “STANDARD & POOR’S®,” “S&P®,” “S&P 500®,” “S&P MIDCAP 400 Index®,” “STANDARD & POOR’S MIDCAP 400 Index®,” “S&P SmallCap 600 Index®” and “STANDARD & POOR’S 500®” (collectively, the “Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Jackson National Life Insurance Company (“Jackson”). “Dow Jones®”, “Dow Jones Industrial Average”, “DJIA®”, “The Dow®” and “The Dow® 10” are service and/or trademarks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company® (“Jackson”).

The Dow Jones Brookfield Global Infrastructure Index is calculated by SPDJI pursuant to an agreement with Brookfield Redding, Inc. (together with its affiliates, “Brookfield”) and has been licensed for use. Standard & Poor’s®, S&P® and S&P 500®, S&P MidCap 400® and S&P SmallCap 600® are registered trademarks of Standard & Poor’s Financial Services LLC; Brookfield® is a registered trademark of Brookfield Asset Management, Inc.; and the foregoing trademarks have been licensed by SPDJI for use.

The JNL/Mellon Capital S&P® SMid 60 Fund, JNL/Mellon Capital JNL 5 Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, the JNL/Mellon Capital DowSM 10 Fund, and JNL/Brookfield Global Infrastructure and MLP Fund (collectively, the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor’s Financial Services LLC, Brookfield or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).

S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices’ only relationship to Jackson with respect to the Indices or the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products. S&P Dow Jones Indices have no obligation to take the needs of Jackson or the owners of the Products into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Products currently being issued by Jackson, but which may be similar to and competitive with Products. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE

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INDICES. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

SPDR® is a registered trademark of Standard & Poor’s Financial Services LLC.

The following applies to the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Total Yield Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Mid 3 Fund and JNL/S&P 4 Fund.

STANDARD & POOR’S ® , S&P ® , S&P 500 ® and, S&P MIDCAP 400 ® are registered trademarks of S&P Global Market Intelligence Inc. or its affiliates and have been licensed for use by Jackson National Life Insurance Company. Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a part of S&P Global Market Intelligence. Certain portfolios herein are sub-advised by SPIAS, a registered investment adviser and a wholly owned subsidiary of S&P Global Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services. SPIAS does not act as a “fiduciary” or as an “investment manager,” as defined under ERISA, to any investor. SPIAS is not responsible for client suitability.

Programs and products of the firms to which SPIAS provides services are not endorsed, sold or promoted by SPIAS and its affiliates, and SPIAS and its affiliates make no representation regarding the advisability of investing in those programs and products. With respect to the asset allocations and investments recommended by SPIAS in this document, investors should realize that such information is provided to Jackson National Asset Management, LLC only as a general recommendation. There is no agreement or understanding whatsoever that SPIAS will provide individualized advice to any investor. The underlying funds of the JNL/S&P 4 Fund are sub-advised by SPIAS. SPIAS does not sub-advise the JNL/S&P 4 Fund. SPIAS does not take into account any information about any investor or any investor’s assets when providing investment advisory services to firms to which SPIAS provides services. SPIAS does not have any discretionary authority or control with respect to purchasing or selling securities or making other investments. Individual investors should ultimately rely on their own judgment and/or the judgment of a representative in making their investment decisions.

SPIAS and its affiliates (collectively, S&P Global) and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively S&P Global Parties) do not guarantee the accuracy, completeness, timeliness or availability of the Content. S&P Global Parties are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, for the results obtained from the use of the Content, or for the security or maintenance of any data input by the user. The Content is provided on an “as is” basis. S&P GLOBAL PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, FREEDOM FROM BUGS, SOFTWARE ERRORS OR DEFECTS, THAT THE CONTENT’S FUNCTIONING WILL BE UNINTERRUPTED OR THAT THE CONTENT WILL OPERATE WITH ANY SOFTWARE OR HARDWARE CONFIGURATION. In no event shall S&P Global Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the Content even if advised of the possibility of such damages.

While SPIAS has obtained information from sources it believes to be reliable, SPIAS does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

S&P Global keeps certain activities of its divisions separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain divisions of S&P Global may have information that is not available to other S&P Global divisions. S&P Global has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

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S&P Global Ratings does not contribute to or participate in the provision of investment advice. S&P Global Ratings may receive compensation for its ratings and certain analyses, normally from issuers or underwriters of securities or from obligors. S&P Global reserves the right to disseminate its opinions and analyses. S&P Global's public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P Global publications and third-party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees.

S&P Global Market Intelligence and its affiliates provide a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address. SPIAS may consider research and other information from affiliates in making its investment recommendations.

SPIAS may consider research and other information from affiliates in making its investment recommendations. The investment policies of certain model portfolios specifically state that among the information SPIAS will consider in evaluating a security are the credit ratings assigned by S&P Global Ratings. SPIAS does not consider the ratings assigned by other credit rating agencies. Credit rating criteria and scales may differ among credit rating agencies. Ratings assigned by other credit rating agencies may reflect more or less favorable opinions of creditworthiness than ratings assigned by S&P Global Ratings.

The Funds are not sponsored, endorsed, sold or promoted by S&P and its affiliates and S&P and its affiliates make no representation regarding the advisability of investing in the Funds.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

DoubleLine is a registered service mark of DoubleLine Capital LP.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s). The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM AL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson. The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Nasdaq® 100 Fund. The JNL/

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Mellon Capital Nasdaq® 100 Fund is not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL NASDAQ® 100 FUND.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell"). Russell is not responsible for and has not reviewed JNL/Mellon Capital Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND , THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND , OR THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX

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FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND , THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OR THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, ANY OTHER PERSON OR ENTITY, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER

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OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND, OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Barclays Capital Inc. and its affiliates ("Barclays") is not the issuer or producer of JNL/DoubleLine ® Shiller Enhanced CAPE ® Fund and Barclays has no responsibilities, obligations or duties to investors in JNL/DoubleLine Shiller Enhanced CAPE Fund. The Shiller Barclays CAPE™ US Sector ER USD Index is a trademark owned by Barclays Bank PLC and licensed for use by JNL Series Trust ("JNLST") as the Issuer of JNL/DoubleLine Shiller Enhanced CAPE Fund. Barclays only relationship with the Issuer in respect of Shiller Barclays CAPE US Sector ER USD Index is the licensing of the Shiller Barclays CAPE US Sector ER USD Index which is determined, composed and calculated by Barclays without regard to the Issuer or the JNL/DoubleLine Shiller Enhanced CAPE Fund or the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund. Additionally, JNLST or JNL/DoubleLine Shiller Enhanced CAPE Fund may for itself execute transaction(s) with Barclays in or relating to the Shiller Barclays CAPE US Sector ER USD Index in connection with JNL/DoubleLine Shiller Enhanced CAPE Fund investors acquire JNL/DoubleLine Shiller Enhanced CAPE Fund from JNLST and investors neither acquire any interest in Shiller Barclays CAPE US Sector ER USD Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in JNL/DoubleLine Shiller Enhanced CAPE Fund. The JNL/DoubleLine Shiller Enhanced CAPE Fund is not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the JNL/DoubleLine Shiller Enhanced CAPE Fund or the advisability of investing in securities generally or the ability of the Shiller Barclays CAPE US Sector ER USD Index to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the JNL/DoubleLine Shiller Enhanced CAPE Fund with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the JNL/DoubleLine Shiller Enhanced CAPE Fund to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund or any other third party into consideration in determining, composing or calculating the Shiller Barclays CAPE US Sector ER USD Index Barclays has no obligation or liability in connection with administration, marketing or trading of the JNL/DoubleLine Shiller Enhanced CAPE Fund.

The licensing agreement between JNLST and Barclays is solely for the benefit of JNLST and Barclays and not for the benefit of the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE Shiller Barclays CAPE US Sector ER USD Index. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED,

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AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE Shiller Barclays CAPE US Sector ER USD Index, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE Shiller Barclays CAPE US Sector ER USD Index BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE JNL/DOUBLELINE SHILLER ENHANCED CAPE FUND.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E l 4 5HP.

Services

Jackson keeps the assets of the Separate Account. Jackson holds all cash of the Separate Account and attends to the collection of proceeds of shares of the underlying Funds bought and sold by the Separate Account.

The financial statements of each Investment Division within Jackson National Separate Account I and Jackson National Life Insurance Company for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at Aon Center, 200 East Randolph Drive, Suite 5500, Chicago, Illinois 60601.

Jackson is the parent of Jackson National Asset Management, LLC (“JNAM”), the Funds’ investment adviser and administrator. Pursuant to an agreement between Jackson and JNAM, JNAM provides certain administrative services with respect to the Separate Account, including separate account administration services and financial and accounting services. For the past three years, Jackson paid $391,000 in 2014, $410,087 in 2015, and $501,239 in 2016 for the services provided by JNAM to Jackson.

Purchase of Securities Being Offered

The Contracts will be sold by licensed insurance agents in states where the Contracts may be lawfully sold. The agents will be registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and members of the Financial Industry Regulatory Authority (FINRA).

Underwriters

The Contracts are offered continuously and are distributed by Jackson National Life Distributors LLC (JNLD), 7601 Technology Way, Denver, Colorado 80237. JNLD is a subsidiary of Jackson.

For Perspective Advisors II SM contracts, the aggregate amount of commissions paid to broker/dealers was $25,469,579 in 2014, $23,258,209 in 2015, and $20,261,304 in 2016. JNLD did not retain any portion of the commissions.

Calculation of Performance

When Jackson advertises performance for an Investment Division (except the JNL/WMC Government Money Market Division), we will include quotations of standardized average annual total return to facilitate comparison with

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standardized average annual total return advertised by other variable annuity separate accounts. Standardized average annual total return for an Investment Division will be shown for periods beginning on the date the Investment Division first invested in the corresponding Funds. We will calculate standardized average annual total return according to the standard methods prescribed by rules of the Securities and Exchange Commission.

Standardized average annual total return for a specific period is calculated by taking a hypothetical $1,000 investment in an Investment Division at the offering on the first day of the period ("initial investment") and computing the average annual compounded rate of return for the period that would equate the initial investment with the ending redeemable value ("redeemable value") of that investment at the end of the period, carried to at least the nearest hundredth of a percent. Standardized average annual total return reflects the deduction of all recurring charges that are charged to all Contracts. The redeemable value also reflects the effect of any applicable withdrawal charge or other charge that may be imposed at the end of the period. No deduction is made for premium taxes that may be assessed by certain states.

Jackson may also advertise non-standardized total return on an annualized and cumulative basis. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. The Contract is designed for long-term investment; therefore, Jackson believes that non-standardized total return that does not reflect the deduction of any applicable withdrawal charge may be useful to investors. Reflecting the deduction of the withdrawal charge decreases the level of performance advertised. Non-standardized total return may also assume a larger initial investment that more closely approximates the size of a typical Contract.

Standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. Both standardized average annual total return quotations and non-standardized total return quotations will be based on rolling calendar quarters and will cover at least periods of one, five, and ten years, or a period covering the time the Investment Division has been in existence, if it has not been in existence for one of the prescribed periods.

Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate. Any quotation of performance should not be considered a guarantee of future performance. Factors affecting the performance of an Investment Division and its corresponding Fund include general market conditions, operating expenses and investment management. An owner's withdrawal value upon surrender of a Contract may be more or less than its original cost.

Jackson may advertise the current annualized yield for a 30-day period for an Investment Division. The annualized yield of an Investment Division refers to the income generated by the Investment Division over a specified 30-day period. Because this yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

Where:

a	=	net investment income earned during the period by the Fund attributable to shares owned by the Investment Division.
b	=	expenses for the Investment Division accrued for the period (net of reimbursements).
c	=	the average daily number of accumulation units outstanding during the period.

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d	=	the maximum offering price per accumulation unit on the last day of the period.

Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all Contracts.

Because of the charges and deductions imposed by the Separate Account, the yield for an Investment Division will be lower than the yield for the corresponding Funds. The yield on amounts held in the Investment Division normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. An Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the Fund and the Fund operating expenses.

Any current yield quotations of the JNL/WMC Government Money Market Division will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. We may advertise yield for the Division based on different time periods, but we will accompany it with a yield quotation based on a seven calendar day period. The JNL/WMC Government Money Market Division's yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from Contracts, and dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7). The JNL/WMC Government Money Market Division's effective yield is computed similarly but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Division.

The JNL/WMC Government Money Market Division's and effective yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Fund's expenses. Although the Investment Division determines its yield on the basis of a seven calendar day period, it may use a different time period on occasion. The yield quotes may reflect the expense limitations described in the Fund's Prospectus or Statement of Additional Information. There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that neither a Contract owner's investment in the JNL/WMC Government Money Market Division nor that Division's investment in the JNL/WMC Government Money Market Division is guaranteed or insured. Yields of other money market Funds may not be comparable if a different base or another method of calculation is used.

Additional Tax Information

NOTE: INFORMATION CONTAINED HEREIN SHOULD NOT BE SUBSTITUTED FOR THE ADVICE OF A PERSONAL TAX ADVISER. JACKSON DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT OTHER SPECIAL RULES MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS OR TO COMPARE THE TAX TREATMENT OF THE CONTRACTS TO THE TAX TREATMENT OF ANY OTHER INVESTMENT.

Jackson's Tax Status

Jackson is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, the Separate Account is not a separate entity from Jackson and its operations form a part of Jackson.

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Taxation of Annuity Contracts in General

Section 72 of the Code governs the taxation of annuities in general. An individual owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a withdrawal or as annuity payments under the annuity option elected. For a withdrawal received as a total surrender (total redemption or a death benefit), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For a payment received as a partial withdrawal from a non-qualified Contract, federal tax liability is generally determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the Contract is withdrawn. In the case of a partial withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable. For Contracts issued in connection with non-qualified plans, the cost basis is generally the premiums, while for Contracts issued in connection with tax-qualified plans there may be no cost basis. The taxable portion of a withdrawal is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. All annuity payments in excess of the exclusion amount are fully taxable at ordinary income rates.

The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the fixed or estimated number of years for which annuity payments are to be made. No exclusion is allowed with respect to any payments received after the investment in the Contract has been recovered (i.e., when the total of the excludable amounts equals the investment in the Contract). For certain types of tax-qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code.

Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions.

Medicare Tax on Net Investment Income

Beginning in 2013, the taxable portion of distributions from a non-qualified annuity Contract will be considered investment income for purposes of the new Medicare tax on investment income. As a result, a 3.8% tax will generally apply to some or all of the taxable portion of distributions to individuals whose modified adjusted gross income exceeds certain threshold amounts. These levels are $200,000 in the case of single taxpayers, $250,000 in the case of married taxpayers filing joint returns, and $125,000 in the case of married taxpayers filing separately. Owners should consult their own tax advisers for more information.

Withholding Tax on Distributions

The Code generally requires Jackson (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of tax-qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct transfer. This requirement is mandatory and cannot be waived by the owner.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, from a tax sheltered annuity qualified under Section 403(b) of the Code or an eligible deferred compensation plan of a state or local government under Section 457(b) of the Code (other than (1) a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee, and his or her designated beneficiary, or for a specified period of ten years or more; (2) minimum distributions required to be made under the Code; and (3) hardship withdrawals). Failure to "roll over" the entire amount of an eligible rollover distribution (including the amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

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Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming three withholding exemptions.

Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to 30% of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is included in the recipient's gross income.

Diversification - Separate Account Investments

Section 817(h) of the Code imposes certain asset diversification standards on variable annuity Contracts. The Code provides that a variable annuity Contract will not be treated as an annuity Contract for any period (and any subsequent period) for which the investments held in any segregated asset account underlying the Contract are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity Contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity Contracts, such as the Contracts, meet the diversification requirements if, as of the last day of each calendar quarter, or within 30 days after such last day, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued Regulations establishing diversification requirements for the mutual Funds underlying the variable Contracts. These Regulations amplify the diversification requirements for variable Contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under these Regulations, a mutual Fund will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the mutual Fund is represented by any one investment; (2) no more than 70% of the value of the total assets of the mutual Fund is represented by any two investments; (3) no more than 80% of the value of the total assets of the mutual Fund is represented by any three investments; and (4) no more than 90% of the value of the total assets of the mutual Fund is represented by any four investments.

Jackson intends that each Fund of the JNL Series Trust, JNL Variable Fund LLC, and Jackson Variable Series Trust will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

At the time the Treasury Department issued the diversification Regulations, it did not provide guidance regarding the circumstances under which Contract owner control of the investments of a segregated asset account would cause the Contract owner to be treated as the owner of the assets of the segregated asset account. Revenue Ruling 2003-91 provides such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes.

Rev. Rul. 2003-91 considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the contracts in Rev. Rul. 2003-91 there was no arrangement, plan, contract or agreement between the contract owner and the insurance company regarding the availability of a particular investment option and other than the contract owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning

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the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion. Twelve investment options were available under the contracts in Rev. Rul. 2003-91 although the insurance company had the right to increase (but to no more than 20) or decrease the number of sub-accounts at any time. The contract owner was permitted to transfer amounts among the various investment options without limitation, subject to incurring fees for more than one transfer per 30-day period.

Like the contracts described in Rev. Rul. 2003-91, under the Contract there will be no arrangement, plan, contract or agreement between a Contract owner and Jackson regarding the availability of a particular Allocation Option and other than the Contract owner's right to allocate premiums and transfer funds among the available Allocation Options, all investment decisions concerning the Allocation Options will be made by Jackson or an advisor in its sole and absolute discretion. The Contract will differ from the contracts described in Rev. Rul. 2003-91 in two respects. The first difference is that the contracts described in Rev. Rul. 2003-91 provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas the Contract currently offers 98 Investment Divisions and at least one Fixed Account option, and, if more than 99 options are offered, a Contract owner's Contract Value can be allocated to no more than 99 variable and fixed options at any one time. The second difference is that the owner of a contract in Rev. Rul. 2003-91 could only make one transfer per 30-day period without a fee whereas during the accumulation phase, a Contract owner can make 15 transfers in any one year without a charge.

Rev. Rul. 2003-91 states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. Jackson does not believe that the differences between the Contract and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the number of investment transfers that can be made under the Contract without an additional charge should prevent the holding in Rev. Rul. 2003-91 from applying to the owner of a Contract. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Jackson reserves the right to modify the Contract to the extent required to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity Contracts that are issued within a calendar year to the same Contract owner by one company or its affiliates are treated as one annuity Contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple Contracts. For purposes of this rule, Contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one annuity Contract in any calendar year.

Partial 1035 Exchanges

In accordance with Revenue Procedure 2011-38, the IRS will consider a partial exchange of an annuity Contract for another annuity Contract valid if there is either no withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 180 days of the date of the partial exchange. Revenue Procedure 2011-38 also provides certain exceptions to the 180 day rule. Due to the complexity of these rules, owners are encouraged to consult their own tax advisers prior to entering into a partial exchange of an annuity Contract.

Contracts Owned by Other Than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for Contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes (except for the taxation of life insurance companies). However, this treatment is not applied to Contracts held by a trust or other entity as an agent for a natural person nor to Contracts held by certain tax-qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

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Tax Treatment of Assignments

An assignment or pledge of a Contract may have tax consequences. Any assignment or pledge of a tax-qualified Contract may also be prohibited by ERISA in some circumstances. Owners should, therefore, consult competent legal advisers should they wish to assign or pledge their Contracts.

An assignment or pledge of all or any portion of the value of a Non-Qualified Contract is treated under Section 72 of the Code as an amount not received as an annuity. The value of the Contract assigned or pledged that exceeds the aggregate premiums paid will be included in the individual's gross income. In addition, the amount included in the individual's gross income could also be subject to the 10% penalty tax discussed below under Non-Qualified Contracts.

An assignment or pledge of all or any portion of the value of a Qualified Contract will disqualify the Qualified Contract. If the Qualified Contract is part of a qualified pension or profit-sharing plan, the Code prohibits the assignment or alienation of benefits provided under the plan. If the Qualified Contract is an IRA annuity or a 403(b) annuity, the Code requires the Qualified Contract to be nontransferable. If the Qualified Contract is part of an eligible deferred compensation plan, amounts cannot be made available to plan participants or beneficiaries: (1) until the calendar year in which the participant attains age 70 1/2; (2) when the participant has a severance from employment; or (3) when the participant is faced with an unforeseeable emergency.

Death Benefits

Any death benefits paid under the Contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

Tax-Qualified Plans

The Contracts offered by the Prospectus are designed to be suitable for use under various types of tax-qualified plans. Taxation of owners of a tax-qualified Contract will vary based on the type of plan and the terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a tax-qualified Contract may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the Contracts issued to fund the plan. Owners, annuitant and beneficiaries are also reminded that a tax-qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a tax-qualified plan that is already tax-deferred.

Tax Treatment of Withdrawals

Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity Contracts. It provides that if the Contract value exceeds the aggregate premiums made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are included in a taxpayer's gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the owner; (3) if the taxpayer is totally disabled as defined in Section 72(m)(7) of the Code; (4) in a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (5) under an immediate annuity; or (6) which are allocable to premium payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

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Tax-Qualified Contracts

In the case of a withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a tax-qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (pension and profit sharing plans), 403(b) (tax-sheltered annuities), individual retirement accounts and annuities under 408(a) and (b) (IRAs) and Roth IRAs under 408A. To the extent amounts are not included in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (1)  distributions made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; (7) distributions made on account of an IRS levy upon the qualified Contracts; (8) distributions from an IRA after separation from employment for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Contract owner or annuitant (as applicable) and his or her spouse and dependents if the Contract owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Contract owner or annuitant (as applicable) has been re-employed for at least 60 days); (9) distributions from an IRA made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) (as applicable) for the taxable year; and (10) distributions from an IRA made to the owner or annuitant (as applicable) which are qualified first time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exceptions stated in items (4) and (6) above do not apply in the case of an IRA. The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service.

With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the owner attains age 59 1/2, severs employment, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship withdrawals do not include any earnings on salary reduction contributions. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain tax-qualified plans. Tax penalties may also apply. While the foregoing limitations only apply to certain Contracts issued in connection with Section 403(b) plans, all owners should seek competent tax advice regarding any withdrawals or distributions.

The taxable portion of a withdrawal or distribution from tax-qualified Contracts may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Such treatment is available for an "eligible rollover distribution" made by certain types of plans (as described above under "Taxes - Withholding Tax on Distributions") that is transferred within 60 days of receipt into another eligible plan or an IRA. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct transfer of the distribution to the transferee plan designated by the recipient.

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Amounts received from IRAs may also be rolled over into other IRAs or certain other plans, subject to limitations set forth in the Code.

Prior to the date that annuity payments begin under an annuity Contract, the required minimum distribution rules applicable to defined contribution plans and IRAs will be used. Generally, distributions from a tax-qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains the later of age 70 1/2 or the date of retirement. In the case of an IRA, distributions must commence no later than April 1 of the calendar year following the year in which the owner attains age 70 1/2. Required distributions from defined contribution plans and IRAs are determined by dividing the account balance by the appropriate distribution period found in a uniform lifetime distribution table set forth in IRS regulations. For this purpose, the entire interest under an annuity Contract is the account value under the Contract plus the actuarial value of any other benefits such as guaranteed death benefits that will be provided under the Contract.

If the sole beneficiary is the Contract holder's or employee's spouse and the spouse is more than 10 years younger than the employee, a longer distribution period measured by the joint life and last survivor expectancy of the Contract holder employee and spouse is permitted to be used. Distributions under a defined benefit plan or an annuity Contract must be paid in the form of periodic annuity payments for the employee's life (or the joint lives of the employee and beneficiary) or over a period certain that does not exceed the period under the uniform lifetime table for the employee's age in the year in which the annuity starting date occurs. If the required minimum distributions are not made, a 50% penalty tax on the amount not distributed is imposed on the individual.

Types of Tax-Qualified Plans

The Contracts offered herein are designed to be suitable for use under various types of tax-qualified plans. Taxation of participants in each tax-qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a tax-qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into Jackson's administrative procedures. Jackson is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless Jackson specifically consents to be bound. Owners, annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

A tax-qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a tax-qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a tax-qualified plan. Following are general descriptions of the types of tax-qualified plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding tax-qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a tax-qualified plan.

Contracts issued pursuant to tax-qualified plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to tax-qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Tax-Qualified Contracts. (See "Tax Treatment of Withdrawals - Tax-Qualified Contracts" above.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by Jackson in connection with certain Tax-Qualified Plans will utilize tables that do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

16

(a) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not included in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Employee loans are not allowed under these Contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "individual retirement annuity" ("IRA annuity"). Under applicable limitations, certain amounts may be contributed to an IRA annuity that will be deductible from the individual's gross income. IRA annuities are subject to limitations on eligibility, contributions, transferability and distributions. Sales of IRA annuities are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as IRA annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(c) Roth IRA Annuities

Section 408A of the Code provides that individuals may purchase a non-deductible IRA annuity, known as a Roth IRA annuity. Purchase payments for Roth IRA annuities are limited to a maximum of $5,500 for 2017 . The limit will be adjusted annually for inflation in $500 increments. In addition, the Act allows individuals age 50 and older to make additional catch-up IRA contributions. The otherwise maximum contribution limit (before application of adjusted gross income phase-out limits) for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $1,000. The same contribution and catch-up contributions are also available for purchasers of Traditional IRA annuities.

Lower maximum limitations apply to individuals above certain adjusted gross income levels. For 2017, these levels are $118,000 in the case of single taxpayers, $186,000 in the case of married taxpayers filing joint returns, and $0 in the case of married taxpayers filing separately. These levels are indexed annually in $1,000 increments. An overall $5,500 annual limitation (increased as discussed above) continues to apply to all of a taxpayer's IRA annuity contributions, including Roth IRA annuities and non-Roth IRA annuities.

Qualified distributions from Roth IRA annuities are free from federal income tax. A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution that is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA annuity. The 10% penalty tax and the regular IRA annuity exceptions to the 10% penalty tax apply to taxable distributions from Roth IRA annuities.

Amounts may be rolled over from one Roth IRA annuity to another Roth IRA annuity. Furthermore, an individual may make a rollover contribution from a non-Roth IRA annuity to a Roth IRA annuity. The individual must pay tax on any portion of the IRA annuity being rolled over that would be included in income if the distributions were not rolled over. There are no similar limitations on rollovers from one Roth IRA annuity to another Roth IRA annuity.

17

(d) Pension and Profit-Sharing Plans

The Internal Revenue Code permits employers, including self-employed individuals, to establish various types of qualified retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, transferability of benefits, withdrawals and surrenders. Purchasers of Contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(e) Eligible Deferred Compensation Plans - Section 457

Under Code provisions, employees and independent Contractors performing services for state and local governments and other tax-exempt organizations may participate in eligible deferred compensation plans under Section 457 of the Code. The amounts deferred under a Plan that meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. As a general rule, the maximum amount that can be deferred in any one year is the lesser of 100% of the participant's includible compensation or the $18,000 elective deferral limitation in 2017 . The limit is indexed for inflation in $500 increments annually. In addition, the Act allows individuals in eligible deferred compensation plans of state or local governments age 50 and older to make additional catch-up contributions. The otherwise maximum contribution limit for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $6,000. The same contribution and catch-up contributions are also available for participants in qualified pension and profit-sharing plans and tax-sheltered annuities under Section 403(b) of the Code.

In limited circumstances, the plan may provide for additional catch-up contributions in each of the last three years before normal retirement age. Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

All of the assets and income of an eligible deferred compensation plan established by a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity Contracts are treated as trusts. The requirement of a trust does not apply to amounts under a Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Plan of a governmental employer if the Plan is not an eligible plan within the meaning of Section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

In general, distributions from a Plan are prohibited under Section 457 of the Code unless made after the participant:

•	attains age 70 1/2,
•	severs employment,
•	dies, or
•	suffers an unforeseeable financial emergency as defined in the regulations.

Under present federal tax law, amounts accumulated in a Plan of a tax-exempt (non-governmental) employer under Section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Plans under Section 457. Amounts accumulated in a Plan of a state or local government employer may be transferred or rolled over to another eligible deferred compensation plan of a state or local government, an IRA, a qualified pension or profit-sharing plan or a tax-sheltered annuity under Section 403(b) of the Code.

18

Annuity Provisions

Variable Annuity Payment

The initial annuity payment is determined by taking the Contract value allocated to that Investment Division, less any premium tax and any applicable Contract charges, and then applying it to the income option table specified in the Contract.  The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Plans and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

The dollars applied are divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly payment.  That amount is divided by the value of an annuity unit as of the Income Date to establish the number of annuity units representing each variable payment.  The number of annuity units determined for the first variable payment remains constant for the second and subsequent monthly variable payments, assuming that no reallocation of Contract values is made.

The amount of the second and each subsequent monthly variable payment is determined by multiplying the number of annuity units by the annuity unit value as of the business day next preceding the date on which each payment is due.

The mortality and expense experience will not adversely affect the dollar amount of the variable annuity payments once payments have commenced.

Annuity Unit Value

The initial value of an annuity unit of each Investment Division was set when the Investment Divisions were established.  The value may increase or decrease from one business day to the next.  The income option tables contained in the Contract are based on a 3% per annum assumed investment rate.

The value of a fixed number of annuity units will reflect the investment performance of the Investment Divisions elected, and the amount of each payment will vary accordingly.

For each Investment Division, the value of an annuity unit for any business day is determined by multiplying the annuity unit value for the immediately preceding business day by the percentage change in the value of an accumulation unit from the immediately preceding business day to the business day of valuation, calculated by use of the Net Investment Factor, described below. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3% per annum.

Net Investment Factor

The net investment factor is an index applied to measure the net investment performance of an Investment Division from one valuation date to the next. The net investment factor for any Investment Division for any valuation period during the accumulation and annuity phases is determined by dividing (a) by (b) and then subtracting (c) from the result where:

(a)	is the net result of:
	(1)	the net asset value of a Fund's share held in the Investment Division determined as of the valuation date at the end of the valuation period, plus
	(2)	the per share amount of any dividend or other distribution declared by the Fund if the "ex-dividend" date occurs during the valuation period, plus or minus

19

(3)
a per share credit or charge with respect to any taxes paid or reserved for by Jackson during the valuation period which are determined by Jackson to be attributable to the operation of the Investment Division (no federal income taxes are applicable under present law);

(b)	is the net asset value of the Fund share held in the Investment Division determined as of the valuation date at the end of the preceding valuation period; and
(c)
is the asset charge factor determined by Jackson for the valuation period to reflect the asset-based charges (the mortality and expense risk charge), administration charge, and any applicable charges for optional benefits.

Also see "Income Payments (The Income Phase)" in the Prospectus.

Condensed Financial Information

Accumulation Unit Values

The tables reflect the Accumulation Unit values for each Investment Division for the beginning and end of the periods indicated, and the number of Accumulation Units outstanding as of the end of the periods indicated - for Contracts with all levels of charges (and combinations of optional endorsements), except base Contracts (with no optional endorsements) or Contracts with the most expensive combination of charges and optional endorsements, which can be found in the Prospectus. The tables do not provide partial year information. The tables provide Accumulation Unit values and the number of Accumulation Units outstanding only if that information is available throughout the period. Where Accumulation Unit values and the number of Accumulation Units outstanding are unavailable, either because of a partial year or a Fund not being offered, a “N/A” is provided.

Contact the Annuity Service Center (our contact information is on the cover page of the Prospectus) to ask about the more timely Accumulation Unit values that are available for each Investment Division.

The Accumulation Unit value information for JNL/PPM America Total Return Fund (JNL Series Trust) includes historical information from the JNL/PPM America Total Return Fund (JNL Investors Series Trust) for periods before the merger of JNL/PPM America Total Return Fund (JNL Investors Series Trust) into JNL/PPM America Total Return Fund (JNL Series Trust), effective April 25, 2016.

Set forth below are fund changes and additions since the September 19, 2016 Supplement to the Prospectus dated April 25, 2016, for your information in reviewing Accumulation Unit information.

The following fund name changes are effective April 24, 2017 (whether or not in connection with a sub-adviser change):

JNL Series Trust
JNL/Capital Guardian Global Balanced Fund to JNL/American Funds Balanced Fund
JNL/Franklin Templeton Global Growth Fund to JNL/Franklin Templeton Global Fund
JNL/Goldman Sachs Mid Cap Value Fund to JNL/MFS Mid Cap Value Fund
JNL/Goldman Sachs U.S. Equity Flex Fund to JNL/AQR Large Cap Relaxed Constraint Equity Fund
JNL/WMC Money Market Fund to JNL/WMC Government Money Market Fund

The following fund mergers are effective April 24, 2017:

JNL Series Trust
JNL/Morgan Stanley Mid Cap Growth Fund merged into JNL/T. Rowe Price Mid-Cap Growth Fund

JNL Variable Fund LLC
JNL/Mellon Capital S&P ® 24 Fund merged into JNL/Mellon Capital JNL 5 Fund

Effective April 24, 2017, there are new Investment Divisions for which Accumulation Unit information is not yet available. The new Investment Divisions invest in the following Funds:

JNL Series Trust
JNL/DFA Growth Allocation Fund
JNL/DFA Moderate Allocation Fund
JNL/DoubleLine ® Shiller Enhanced CAPE ® Fund
JNL/Mellon Capital MSCI KLD 400 Social Index Fund

Jackson Variable Series Trust
JNL/T. Rowe Price Capital Appreciation Fund

20

Accumulation Unit Values
Contract with Endorsements - 2.05%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$10.72	$11.24	$10.93	$8.99	$8.01
End of period	$11.35	$10.72	$11.24	$10.93	$8.99
Accumulation units outstanding at the end of period	748	687	610	478	418

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$11.52	$12.00	$11.66	$9.70	$8.67
End of period	$12.14	$11.52	$12.00	$11.66	$9.70
Accumulation units outstanding at the end of period	—	—	552	549	552

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$15.45	$16.13	$16.11	$14.44	N/A
End of period	$16.05	$15.45	$16.13	$16.11	N/A
Accumulation units outstanding at the end of period	—	—	—	13,358	N/A

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$15.81	$16.48	$16.51	$15.27	$14.06
End of period	$16.13	$15.81	$16.48	$16.51	$15.27
Accumulation units outstanding at the end of period	671	632	580	496	13,482

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$15.47	$17.44	$17.78	$13.50	$11.72
End of period	$18.77	$15.47	$17.44	$17.78	$13.50
Accumulation units outstanding at the end of period	3,494	3,611	4,433	4,573	4,687

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$15.26	$16.11	$14.30	$11.02	$9.92
End of period	$17.69	$15.26	$16.11	$14.30	$11.02
Accumulation units outstanding at the end of period	1,058	1,171	1,215	1,368	1,615

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$9.65	$10.29	$10.38	$10.92	$10.54
End of period	$9.68	$9.65	$10.29	$10.38	$10.92
Accumulation units outstanding at the end of period	1,135	1,252	1,175	1,102	942

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.27	$12.53	$12.57	$10.03	$8.68
End of period	$12.24	$12.27	$12.53	$12.57	$10.03
Accumulation units outstanding at the end of period	1,228	1,167	1,543	1,540	2,291

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.22	$12.43	$12.19	$10.80	N/A
End of period	$12.87	$12.22	$12.43	$12.19	N/A
Accumulation units outstanding at the end of period	1,347	1,241	1,631	1,396	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$10.85	$11.64	$12.25	$10.33	$8.98
End of period	$10.96	$10.85	$11.64	$12.25	$10.33
Accumulation units outstanding at the end of period	—	—	—	—	2,153

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$9.99	$10.57	$11.75	$10.82	$9.41
End of period	$10.27	$9.99	$10.57	$11.75	$10.82
Accumulation units outstanding at the end of period	1,490	1,464	1,974	1,813	2,145

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.26	$11.65	$11.67	$10.42	$9.71
End of period	$11.47	$11.26	$11.65	$11.67	$10.42
Accumulation units outstanding at the end of period	2,743	2,718	2,712	2,555	2,226

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.64	$8.89	$10.58	$9.87	$9.99
End of period	$8.23	$6.64	$8.89	$10.58	$9.87
Accumulation units outstanding at the end of period	1,535	1,438	1,114	1,138	1,078

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$37.85	$36.36	$34.09	$25.03	$23.10
End of period	$37.25	$37.85	$36.36	$34.09	$25.03
Accumulation units outstanding at the end of period	678	483	548	591	1,276

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$11.64	$12.32	$14.06	$11.81	$10.29
End of period	$11.41	$11.64	$12.32	$14.06	$11.81
Accumulation units outstanding at the end of period	2,886	2,862	4,950	4,916	2,044

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$11.76	$13.21	$14.05	$11.60	$10.10
End of period	$11.94	$11.76	$13.21	$14.05	$11.60
Accumulation units outstanding at the end of period	2,614	2,410	2,339	2,255	1,977

JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$9.62	$9.46	$10.66	$8.22	$6.59
End of period	$9.32	$9.62	$9.46	$10.66	$8.22
Accumulation units outstanding at the end of period	1,750	1,873	3,111	3,272	2,960

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$22.42	$22.80	$22.08	$22.78	$21.57
End of period	$22.43	$22.42	$22.80	$22.08	$22.78
Accumulation units outstanding at the end of period	1,535	1,621	1,697	1,672	1,550

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$17.32	$19.41	$17.51	$13.47	$11.65
End of period	$19.27	$17.32	$19.41	$17.51	$13.47
Accumulation units outstanding at the end of period	2,882	2,977	3,428	3,490	4,569

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.03	N/A	N/A	N/A	N/A
End of period	$6.65	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,134	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$15.32	$15.79	$14.01	$13.91	$11.07
End of period	$15.37	$15.32	$15.79	$14.01	$13.91
Accumulation units outstanding at the end of period	2,449	2,537	2,580	2,461	4,762

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$35.91	$35.58	$32.66	$23.47	N/A
End of period	$35.36	$35.91	$35.58	$32.66	N/A
Accumulation units outstanding at the end of period	306	306	486	551	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$11.78	$12.30	$11.60	$9.27	$8.16
End of period	$12.93	$11.78	$12.30	$11.60	$9.27
Accumulation units outstanding at the end of period	—	—	444	447	457

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$13.34	$13.71	$12.74	$9.97	$9.14
End of period	$15.14	$13.34	$13.71	$12.74	$9.97
Accumulation units outstanding at the end of period	3,849	4,009	4,050	4,088	4,195

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.64	$9.20	$9.75	$10.38	N/A
End of period	$8.24	$7.64	$9.20	$9.75	N/A
Accumulation units outstanding at the end of period	6,238	5,741	7,861	7,174	N/A

JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$13.34	$13.88	$14.67	$11.47	$10.77
End of period	$12.83	$13.34	$13.88	$14.67	$11.47
Accumulation units outstanding at the end of period	690	672	675	645	793

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$24.4	N/A	N/A	N/A	N/A
End of period	$22.99	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	250	N/A	N/A	N/A	N/A

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$15.43	$15.92	$17.30	$14.54	$12.58
End of period	$15.24	$15.43	$15.92	$17.30	$14.54
Accumulation units outstanding at the end of period	1,508	1,456	1,422	1,505	1,630

JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$15.92	$16.75	$15.36	$11.91	$10.30
End of period	$17.50	$15.92	$16.75	$15.36	$11.91
Accumulation units outstanding at the end of period	271	243	496	515	531

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	$20.27	$20.39	$17.58	$12.71	$10.85
End of period	$21.43	$20.27	$20.39	$17.58	$12.71
Accumulation units outstanding at the end of period	4,579	4,744	4,744	4,744	2,632

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$24.80	$32.99	$37.56	$30.59	$29.92
End of period	$30.91	$24.80	$32.99	$37.56	$30.59
Accumulation units outstanding at the end of period	413	387	316	337	350

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$15.56	N/A	N/A	N/A	N/A
End of period	$16.71	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	192	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$23.37	$24.51	$22.91	$17.58	$15.31
End of period	$27.51	$23.37	$24.51	$22.91	$17.58
Accumulation units outstanding at the end of period	3,251	3,412	3,555	3,638	3,853

JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$16.38	$16.58	$14.97	$11.60	$10.27
End of period	$17.88	$16.38	$16.58	$14.97	$11.60
Accumulation units outstanding at the end of period	1,942	2,065	2,223	2,341	2,449

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$19.86	$21.24	$20.71	$15.27	$13.45
End of period	$24.49	$19.86	$21.24	$20.71	$15.27
Accumulation units outstanding at the end of period	2,700	2,807	2,931	2,970	1,425

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$17.56	$17.27	$17.30	$13.99	$11.84
End of period	$17.23	$17.56	$17.27	$17.30	$13.99
Accumulation units outstanding at the end of period	2,692	2,737	2,596	2,596	2,596

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.36	$13.02	$12.87	$14.46	$13.61
End of period	$12.74	$12.36	$13.02	$12.87	$14.46
Accumulation units outstanding at the end of period	1,072	1,145	1,118	2,576	2,466

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$17.65	$17.94	$17.61	$18.36	$17.34
End of period	$17.76	$17.65	$17.94	$17.61	$18.36
Accumulation units outstanding at the end of period	1,944	2,067	2,156	3,325	3,172

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.11	$10.46	$10.65	$10.42	$9.87
End of period	$10.84	$10.11	$10.46	$10.65	$10.42
Accumulation units outstanding at the end of period	521	508	253	255	258

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$16.03	N/A	N/A	N/A	N/A
End of period	$18.38	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	167	N/A	N/A	N/A	N/A

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$14.24	$15.06	$14.52	$10.79	$9.20
End of period	$18.21	$14.24	$15.06	$14.52	$10.79
Accumulation units outstanding at the end of period	1,001	1,107	2,259	2,419	2,580

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$17.83	N/A	N/A	N/A	N/A
End of period	$19.27	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,347	N/A	N/A	N/A	N/A

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.01	$17.24	$15.48	$12.08	N/A
End of period	$19.62	$17.01	$17.24	$15.48	N/A
Accumulation units outstanding at the end of period	1,493	1,620	1,726	1,805	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$18.25	$18.67	$17.89	$14.51	$12.79
End of period	$18.96	$18.25	$18.67	$17.89	$14.51
Accumulation units outstanding at the end of period	459	423	377	297	322

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$18.25	$18.66	$18.03	$15.02	$13.29
End of period	$18.93	$18.25	$18.66	$18.03	$15.02
Accumulation units outstanding at the end of period	7,280	7,730	6,303	6,636	6,733

JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$13.80	$14.25	$13.99	$12.93	$11.90
End of period	$14.27	$13.80	$14.25	$13.99	$12.93
Accumulation units outstanding at the end of period	12,803	13,677	14,218	14,347	12,134

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$73.31	$70.28	$63.58	$47.54	$42.73
End of period	$76.19	$73.31	$70.28	$63.58	$47.54
Accumulation units outstanding at the end of period	—	—	—	—	558

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$9.67	$9.84	$10.00	$10.20	$10.16
End of period	$9.61	$9.67	$9.84	$10.00	$10.20
Accumulation units outstanding at the end of period	2,069	2,137	2,195	2,109	1,976

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$22.15	$23.04	$20.76	$15.46	$13.22
End of period	$24.06	$22.15	$23.04	$20.76	$15.46
Accumulation units outstanding at the end of period	340	384	761	828	1,440

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$27.61	$29.09	$26.67	$20.77	$18.22
End of period	$30.68	$27.61	$29.09	$26.67	$20.77
Accumulation units outstanding at the end of period	1,580	1,637	1,637	1,637	1,637

Accumulation Unit Values
Contract with Endorsements - 2.105%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$15.58	$16.35	$16.50	$14.99	N/A
End of period	$16.05	$15.58	$16.35	$16.50	N/A
Accumulation units outstanding at the end of period	—	—	7	7	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$15.76	$16.43	$16.47	$15.24	N/A
End of period	$16.06	$15.76	$16.43	$16.47	N/A
Accumulation units outstanding at the end of period	238	243	247	252	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$9.64	$10.28	$10.37	$10.91	N/A
End of period	$9.65	$9.64	$10.28	$10.37	N/A
Accumulation units outstanding at the end of period	81	83	84	85	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.46	$12.63	$12.54	$10.02	N/A
End of period	$12.41	$12.46	$12.63	$12.54	N/A
Accumulation units outstanding at the end of period	—	—	5	5	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.20	$12.41	$12.18	$10.30	N/A
End of period	$12.83	$12.20	$12.41	$12.18	N/A
Accumulation units outstanding at the end of period	117	120	122	125	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$15.68	$15.85	$14.69	$11.29	N/A
End of period	$17.05	$15.68	$15.85	$14.69	N/A
Accumulation units outstanding at the end of period	179	182	195	199	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$10.82	$11.61	$12.23	$10.31	N/A
End of period	$10.92	$10.82	$11.61	$12.23	N/A
Accumulation units outstanding at the end of period	197	202	210	214	N/A

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.12	$10.66	$11.74	$10.81	N/A
End of period	$10.40	$10.12	$10.66	$11.74	N/A
Accumulation units outstanding at the end of period	—	—	5	5	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.23	$11.62	$11.65	$10.41	N/A
End of period	$11.43	$11.23	$11.62	$11.65	N/A
Accumulation units outstanding at the end of period	114	117	735	122	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.61	$8.85	$10.54	$9.83	N/A
End of period	$8.19	$6.61	$8.85	$10.54	N/A
Accumulation units outstanding at the end of period	69	71	1,284	1,063	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$37.41	$35.97	$33.73	$24.79	N/A
End of period	$36.81	$37.41	$35.97	$33.73	N/A
Accumulation units outstanding at the end of period	30	31	33	34	N/A

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$12.14	$12.59	$12.80	$11.31	N/A
End of period	$12.57	$12.14	$12.59	$12.80	N/A
Accumulation units outstanding at the end of period	83	84	90	92	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$22.87	$23.70	$21.78	$16.46	N/A
End of period	$25.54	$22.87	$23.70	$21.78	N/A
Accumulation units outstanding at the end of period	—	—	3	3	N/A

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$11.71	$13.17	$14.01	$11.58	N/A
End of period	$11.89	$11.71	$13.17	$14.01	N/A
Accumulation units outstanding at the end of period	172	175	178	182	N/A

JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$9.46	$10.33	$10.80	N/A	N/A
End of period	$10.25	$9.46	$10.33	N/A	N/A
Accumulation units outstanding at the end of period	—	—	1,764	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$10.76	$11.46	$11.76	N/A	N/A
End of period	$10.94	$10.76	$11.46	N/A	N/A
Accumulation units outstanding at the end of period	—	—	1,656	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.03	$13.26	$13.13	$11.75	N/A
End of period	$13.45	$12.03	$13.26	$13.13	N/A
Accumulation units outstanding at the end of period	938	960	979	998	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$22.17	$22.55	$21.85	$22.55	N/A
End of period	$22.16	$22.17	$22.55	$21.85	N/A
Accumulation units outstanding at the end of period	—	—	—	887	N/A

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$15.23	$15.70	$13.94	$13.85	N/A
End of period	$15.27	$15.23	$15.70	$13.94	N/A
Accumulation units outstanding at the end of period	157	160	1,412	1,563	N/A

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$22.35	$24.93	$23.05	$17.97	N/A
End of period	$25.24	$22.35	$24.93	$23.05	N/A
Accumulation units outstanding at the end of period	—	—	3	3	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$17.91	$18.20	$17.64	$18.67	N/A
End of period	$17.79	$17.91	$18.20	$17.64	N/A
Accumulation units outstanding at the end of period	481	522	563	605	N/A

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Communications Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$7.73	$9.26	$9.74	$10.38	N/A
End of period	$8.33	$7.73	$9.26	$9.74	N/A
Accumulation units outstanding at the end of period	—	—	5	5	N/A

JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Global 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$12.35	$12.71	$12.19	$10.07	N/A
End of period	$13.54	$12.35	$12.71	$12.19	N/A
Accumulation units outstanding at the end of period	—	—	5	5	N/A

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$15.27	$15.77	$17.15	$14.42	N/A
End of period	$15.07	$15.27	$15.77	$17.15	N/A
Accumulation units outstanding at the end of period	57	58	59	60	N/A

JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$15.81	$16.65	$15.28	$11.85	N/A
End of period	$17.37	$15.81	$16.65	$15.28	N/A
Accumulation units outstanding at the end of period	68	70	71	72	N/A

JNL/Mellon Capital NASDAQ 100 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 24 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$23.18	$24.33	$22.75	$17.47	N/A
End of period	$27.27	$23.18	$24.33	$22.75	N/A
Accumulation units outstanding at the end of period	55	56	57	58	N/A

JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$16.25	$16.45	$14.86	$11.53	N/A
End of period	$17.72	$16.25	$16.45	$14.86	N/A
Accumulation units outstanding at the end of period	241	246	251	255	N/A

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$14.59	$15.58	$15.19	$11.34	N/A
End of period	$19.20	$14.59	$15.58	$15.19	N/A
Accumulation units outstanding at the end of period	—	—	4	5	N/A

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$19.70	$21.08	$20.57	$15.17	N/A
End of period	$24.28	$19.70	$21.08	$20.57	N/A
Accumulation units outstanding at the end of period	52	53	54	55	N/A

JNL/Mellon Capital Technology Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$17.42	$17.14	$17.17	$13.89	N/A
End of period	$17.08	$17.42	$17.14	$17.17	N/A
Accumulation units outstanding at the end of period	706	767	62	63	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.30	$12.97	$12.82	$14.41	N/A
End of period	$12.67	$12.30	$12.97	$12.82	N/A
Accumulation units outstanding at the end of period	917	1,002	1,455	2,951	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$17.47	$17.77	$17.46	$18.21	N/A
End of period	$17.58	$17.47	$17.77	$17.46	N/A
Accumulation units outstanding at the end of period	569	614	658	2,923	N/A

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.09	$10.43	$10.63	$10.41	N/A
End of period	$10.81	$10.09	$10.43	$10.63	N/A
Accumulation units outstanding at the end of period	—	—	—	1,852	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$17.75	$19.09	$17.04	$12.12	N/A
End of period	$19.17	$17.75	$19.09	$17.04	N/A
Accumulation units outstanding at the end of period	179	182	1,252	189	N/A

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$16.90	$17.16	$15.42	$12.05	N/A
End of period	$19.48	$16.90	$17.16	$15.42	N/A
Accumulation units outstanding at the end of period	—	—	8	701	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$18.42	$18.71	$17.88	$14.90	N/A
End of period	$19.11	$18.42	$18.71	$17.88	N/A
Accumulation units outstanding at the end of period	—	—	3	4	N/A

JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$13.72	$14.17	$13.91	$12.87	N/A
End of period	$14.18	$13.72	$14.17	$13.91	N/A
Accumulation units outstanding at the end of period	1,414	1,535	1,656	3,263	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.08	$17.79	$15.68	N/A	N/A
End of period	$17.73	$16.08	$17.79	N/A	N/A
Accumulation units outstanding at the end of period	—	—	430	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$72.48	$69.52	$62.92	$47.08	N/A
End of period	$75.28	$72.48	$69.52	$62.92	N/A
Accumulation units outstanding at the end of period	25	25	27	27	N/A

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A

APPENDIX A

Jackson National Separate Account I

Financial Statements

December 31, 2016

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2016

	JG - Alt 100 Fund	JG - Conservative Fund	JG - Equity 100 Fund	JG - Fixed Income 100 Fund	JG - Growth Fund	JG - Interest Rate Opportunities Fund	JG - Maximum Growth Fund	JG - Moderate Fund	JG - Moderate Growth Fund	JG - Real Assets Fund
Assets
Investments, at fair value (a)	$366,873,846	$136,743,948	$76,107,856	$65,929,480	$259,664,510	$37,744,344	$218,945,158	$413,769,071	$801,541,627	$13,156,219
Receivables:
Investments in Fund shares sold	377,922	35,651	5,945	115,054	132,310	17,281	36,448	131,229	402,956	1,580
Investment Division units sold	120,147	446,460	232,861	175,812	97,150	2,396	58,523	14,557	268,377	7,581
Total assets	367,371,915	137,226,059	76,346,662	66,220,346	259,893,970	37,764,021	219,040,129	413,914,857	802,212,960	13,165,380

Liabilities
Payables:
Investments in Fund shares purchased	120,147	446,460	232,861	175,812	97,150	2,396	58,523	14,557	268,377	7,581
Investment Division units redeemed	367,568	31,622	3,821	113,156	125,138	16,192	30,373	119,316	380,243	1,205
Insurance fees due to Jackson	10,354	4,029	2,124	1,898	7,172	1,089	6,075	11,913	22,713	375
Total liabilities	498,069	482,111	238,806	290,866	229,460	19,677	94,971	145,786	671,333	9,161
Net assets (Note 7)	$366,873,846	$136,743,948	$76,107,856	$65,929,480	$259,664,510	$37,744,344	$218,945,158	$413,769,071	$801,541,627	$13,156,219

(a) Investments in Funds, shares outstanding	36,180,853	12,453,911	6,177,586	6,606,160	22,579,523	3,923,528	17,431,939	34,741,316	66,133,798	1,420,758
Investments in Funds, at cost	$383,741,785	$134,764,636	$76,652,035	$65,621,833	$252,295,743	$38,441,056	$214,584,063	$406,125,705	$786,019,642	$13,634,799

See notes to the financial statements.
1

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2016

	JNL Tactical ETF Conservative Fund	JNL Tactical ETF Growth Fund	JNL Tactical ETF Moderate Fund	JNL/American Funds Global Growth Fund	JNL/American Funds Growth Fund	JNL/AQR Risk Parity Fund	JNL/BlackRock Global Long Short Credit Fund	JNL/DFA U.S. Micro Cap Fund	JNL/DoubleLine Total Return Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Assets
Investments, at fair value (a)	$102,351,539	$159,685,032	$224,102,370	$85,586,114	$214,677,331	$32,115,715	$55,402,908	$53,986,591	$707,919,269	$35,922,935
Receivables:
Investments in Fund shares sold	72,952	5,485	60,066	92,990	94,538	56,520	133,088	4,680	207,847	53,036
Investment Division units sold	103,975	44,904	38,053	43,143	269,546	325	132,427	65,916	1,547,217	14,570
Total assets	102,528,466	159,735,421	224,200,489	85,722,247	215,041,415	32,172,560	55,668,423	54,057,187	709,674,333	35,990,541

Liabilities
Payables:
Investments in Fund shares purchased	103,975	44,904	38,053	43,143	269,546	325	132,427	65,916	1,547,217	14,570
Investment Division units redeemed	69,975	990	53,641	90,583	88,519	55,601	131,510	3,177	182,696	52,012
Insurance fees due to Jackson	2,977	4,495	6,425	2,407	6,019	919	1,578	1,503	25,151	1,024
Total liabilities	176,927	50,389	98,119	136,133	364,084	56,845	265,515	70,596	1,755,064	67,606
Net assets (Note 7)	$102,351,539	$159,685,032	$224,102,370	$85,586,114	$214,677,331	$32,115,715	$55,402,908	$53,986,591	$707,919,269	$35,922,935

(a) Investments in Funds, shares outstanding	9,146,697	13,088,937	18,832,132	7,283,925	12,786,023	2,509,040	5,831,885	5,554,176	66,160,679	3,707,217
Investments in Funds, at cost	$101,126,627	$158,462,121	$220,684,030	$84,642,340	$191,569,682	$47,349,576	$58,712,250	$57,980,564	$715,213,098	$36,589,495

See notes to the financial statements.
2

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2016

	JNL/Epoch Global Shareholder Yield Fund	JNL/FAMCO Flex Core Covered Call Fund	JNL/Lazard International Strategic Equity Fund	JNL/MC Frontier Markets 100 Index Fund	JNL/Neuberger Berman Currency Fund	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	JNL/Nicholas Convertible Arbitrage Fund	JNL/PIMCO Credit Income Fund	JNL/PPM America Long Short Credit Fund	JNL/T. Rowe Price Capital Appreciation Fund
Assets
Investments, at fair value (a)	$31,716,035	$116,057,876	$41,512,037	$—	$13,663,054	$12,030,710	$85,904,321	$185,994,980	$15,725,406	$793,775,180
Receivables:
Investments in Fund shares sold	58,664	66,303	37,648	—	475	2,847	28,379	70,435	8,039	180,329
Investment Division units sold	112,516	13,770	21,534	—	47,883	34,575	17,119	586,862	—	2,968,453
Total assets	31,887,215	116,137,949	41,571,219	—	13,711,412	12,068,132	85,949,819	186,652,277	15,733,445	796,923,962

Liabilities
Payables:
Investments in Fund shares purchased	112,516	13,770	21,534	—	47,883	34,575	17,119	586,862	—	2,968,453
Investment Division units redeemed	57,763	62,990	36,515	—	94	2,512	25,938	63,822	7,587	157,832
Insurance fees due to Jackson	901	3,313	1,133	—	381	335	2,441	6,613	452	22,497
Total liabilities	171,180	80,073	59,182	—	48,358	37,422	45,498	657,297	8,039	3,148,782
Net assets (Note 7)	$31,716,035	$116,057,876	$41,512,037	$—	$13,663,054	$12,030,710	$85,904,321	$185,994,980	$15,725,406	$793,775,180

(a) Investments in Funds, shares outstanding	2,794,364	9,953,506	3,916,230	—	1,399,903	926,865	8,547,694	16,621,535	1,757,029	62,749,026
Investments in Funds, at cost	$32,618,104	$115,636,614	$45,931,247	$—	$14,086,353	$12,260,021	$89,331,165	$186,388,399	$16,651,240	$755,405,854
See notes to the financial statements.
3

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2016

	JNL/The Boston Company Equity Income Fund	JNL/The London Company Focused U.S. Equity Fund	JNL/Van Eck International Gold Fund	JNL/WCM Focused International Equity Fund	JNL Alt 65 Fund - A	JNL Disciplined Growth Fund - A	JNL Disciplined Moderate Fund - A	JNL Disciplined Moderate Growth Fund - A	JNL Institutional Alt 20 Fund - A	JNL Institutional Alt 35 Fund - A
Assets
Investments, at fair value (a)	$117,216,001	$19,627,199	$53,403,575	$12,385,965	$528,828,949	$833,490,775	$1,326,898,624	$1,731,173,686	$1,429,520,271	$1,796,230,946
Receivables:
Investments in Fund shares sold	103,486	542	11,358	359	149,083	121,841	1,250,035	487,594	646,843	712,378
Investment Division units sold	126,246	42,577	133,160	36,830	11,883	275,308	912,626	639,609	63,607	359,369
Total assets	117,445,733	19,670,318	53,548,093	12,423,154	528,989,915	833,887,924	1,329,061,285	1,732,300,889	1,430,230,721	1,797,302,693

Liabilities
Payables:
Investments in Fund shares purchased	126,246	42,577	133,160	36,830	11,883	275,308	912,626	639,609	63,607	359,369
Investment Division units redeemed	100,161	—	9,864	17	129,407	89,469	1,198,618	421,272	592,147	642,725
Insurance fees due to Jackson	3,325	542	1,494	342	19,676	32,372	51,417	66,322	54,696	69,653
Total liabilities	229,732	43,119	144,518	37,189	160,966	397,149	2,162,661	1,127,203	710,450	1,071,747
Net assets (Note 7)	$117,216,001	$19,627,199	$53,403,575	$12,385,965	$528,828,949	$833,490,775	$1,326,898,624	$1,731,173,686	$1,429,520,271	$1,796,230,946

(a) Investments in Funds, shares outstanding	7,621,326	1,520,310	5,639,237	1,124,974	36,097,539	77,896,334	110,852,015	151,458,765	95,748,176	118,563,099
Investments in Funds, at cost	$104,202,153	$17,879,804	$56,521,880	$12,463,786	$554,245,693	$784,877,096	$1,240,239,151	$1,611,872,759	$1,411,027,687	$1,797,482,382

See notes to the financial statements.
4

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2016

	JNL Institutional Alt 50 Fund - A	JNL Multi-Manager Alternative Fund - A	JNL Multi-Manager Mid Cap Fund - A	JNL Multi-Manager Small Cap Growth Fund - A	JNL Multi-Manager Small Cap Value Fund - A	JNL/AB Dynamic Asset Allocation Fund - A	JNL/American Funds Balanced Allocation Fund - A	JNL/American Funds Blue Chip Income and Growth Fund - A	JNL/American Funds Global Bond Fund - A	JNL/American Funds Global Small Capitalization Fund - A
Assets
Investments, at fair value (a)	$2,464,155,117	$8,634,713	$9,406,814	$914,390,622	$629,858,586	$32,915,503	$1,618,553,220	$2,709,921,993	$445,048,060	$465,842,540
Receivables:
Investments in Fund shares sold	3,613,446	292	55,643	770,720	277,029	58,263	2,320,566	839,701	124,142	520,995
Investment Division units sold	332,468	1,175	59,066	517,086	510,695	47,477	1,341,581	2,494,721	214,235	250,157
Total assets	2,468,101,031	8,636,180	9,521,523	915,678,428	630,646,310	33,021,243	1,622,215,367	2,713,256,415	445,386,437	466,613,692

Liabilities
Payables:
Investments in Fund shares purchased	332,468	1,175	59,066	517,086	510,695	47,477	1,341,581	2,494,721	214,235	250,157
Investment Division units redeemed	3,516,487	53	55,314	735,033	253,037	57,340	2,257,724	734,626	106,659	503,122
Insurance fees due to Jackson	96,959	239	329	35,687	23,992	923	62,842	105,075	17,483	17,873
Total liabilities	3,945,914	1,467	114,709	1,287,806	787,724	105,740	3,662,147	3,334,422	338,377	771,152
Net assets (Note 7)	$2,464,155,117	$8,634,713	$9,406,814	$914,390,622	$629,858,586	$32,915,503	$1,618,553,220	$2,709,921,993	$445,048,060	$465,842,540

(a) Investments in Funds, shares outstanding	159,080,382	896,647	881,613	44,955,291	43,259,518	3,205,015	125,761,711	142,853,031	43,933,668	35,025,755
Investments in Funds, at cost	$2,484,302,864	$8,622,647	$9,267,952	$1,056,066,138	$595,387,910	$32,654,744	$1,524,459,445	$2,185,525,276	$470,256,363	$450,800,508

See notes to the financial statements.
5

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2016

	JNL/American Funds Growth-Income Fund - A	JNL/American Funds Growth Allocation Fund - A	JNL/American Funds International Fund - A	JNL/American Funds New World Fund - A	JNL/AQR Managed Futures Strategy Fund - A	JNL/BlackRock Global Allocation Fund - A	JNL/BlackRock Large Cap Select Growth Fund - A	JNL/BlackRock Natural Resources Fund - A	JNL/Boston Partners Global Long Short Equity Fund - A	JNL/Brookfield Global Infrastructure and MLP Fund - A
Assets
Investments, at fair value (a)	$3,816,910,553	$1,298,868,379	$1,038,030,928	$861,365,303	$185,285,046	$3,534,757,397	$1,379,406,158	$947,422,145	$32,091,097	$764,545,453
Receivables:
Investments in Fund shares sold	1,616,918	836,244	261,614	115,011	220,084	951,520	885,965	721,487	188,703	284,427
Investment Division units sold	6,009,967	858,979	1,419,938	832,939	77,521	1,083,130	281,371	739,542	94,955	1,000,110
Total assets	3,824,537,438	1,300,563,602	1,039,712,480	862,313,253	185,582,651	3,536,792,047	1,380,573,494	948,883,174	32,374,755	765,829,990

Liabilities
Payables:
Investments in Fund shares purchased	6,009,967	858,979	1,419,938	832,939	77,521	1,083,130	281,371	739,542	94,955	1,000,110
Investment Division units redeemed	1,475,237	786,543	222,536	81,676	214,601	819,085	832,547	685,039	187,799	256,368
Insurance fees due to Jackson	141,681	49,701	39,078	33,335	5,483	132,435	53,418	36,448	904	28,059
Total liabilities	7,626,885	1,695,223	1,681,552	947,950	297,605	2,034,650	1,167,336	1,461,029	283,658	1,284,537
Net assets (Note 7)	$3,816,910,553	$1,298,868,379	$1,038,030,928	$861,365,303	$185,285,046	$3,534,757,397	$1,379,406,158	$947,422,145	$32,091,097	$764,545,453

(a) Investments in Funds, shares outstanding	209,260,447	95,928,241	86,646,989	84,117,705	21,849,652	313,921,616	49,744,182	103,884,007	3,121,702	59,175,345
Investments in Funds, at cost	$3,227,524,119	$1,216,215,849	$1,033,268,266	$918,158,220	$221,769,489	$3,610,626,364	$1,322,722,164	$979,059,952	$32,054,027	$836,296,351

See notes to the financial statements.
6

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2016

	JNL/Capital Guardian Global Balanced Fund - A	JNL/Capital Guardian Global Diversified Research Fund - A	JNL/Causeway International Value Select Fund - A	JNL/Crescent High Income Fund - A	JNL/DFA U.S. Core Equity Fund - A	JNL/DoubleLine Emerging Markets Fixed Income Fund - A	JNL/DoubleLine Shiller Enhanced CAPE Fund - A	JNL/Eastspring Investments Asia ex-Japan Fund - A	JNL/FPA + DoubleLine Flexible Allocation - A	JNL/Franklin Templeton Founding Strategy Fund - A
Assets
Investments, at fair value (a)	$434,844,247	$—	$422,224,194	$25,679,012	$827,642,156	$3,341,968	$82,509,545	$—	$1,921,674,656	$1,368,550,174
Receivables:
Investments in Fund shares sold	125,169	—	119,749	25,392	204,449	851	11,366	—	1,297,586	521,795
Investment Division units sold	99,845	—	71,862	102,084	679,100	116,772	177,037	—	221,923	319,708
Total assets	435,069,261	—	422,415,805	25,806,488	828,525,705	3,459,591	82,697,948	—	1,923,194,165	1,369,391,677

Liabilities
Payables:
Investments in Fund shares purchased	99,845	—	71,862	102,084	679,100	116,772	177,037	—	221,923	319,708
Investment Division units redeemed	108,108	—	102,934	24,453	173,424	759	9,007	—	1,222,884	467,882
Insurance fees due to Jackson	17,061	—	16,815	939	31,025	92	2,359	—	74,702	53,913
Total liabilities	225,014	—	191,611	127,476	883,549	117,623	188,403	—	1,519,509	841,503
Net assets (Note 7)	$434,844,247	$—	$422,224,194	$25,679,012	$827,642,156	$3,341,968	$82,509,545	$—	$1,921,674,656	$1,368,550,174

(a) Investments in Funds, shares outstanding	42,382,480	—	31,275,866	2,434,030	70,557,729	318,586	6,415,983	—	164,809,147	109,484,014
Investments in Funds, at cost	$435,263,322	$—	$467,322,667	$25,057,111	$745,166,876	$3,338,546	$76,365,813	$—	$2,059,154,627	$1,128,986,272

See notes to the financial statements.
7

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2016

	JNL/Franklin Templeton Global Growth Fund - A	JNL/Franklin Templeton Global Multisector Bond Fund - A	JNL/Franklin Templeton Income Fund - A	JNL/Franklin Templeton International Small Cap Growth Fund - A	JNL/Franklin Templeton Mutual Shares Fund - A	JNL/Goldman Sachs Core Plus Bond Fund - A	JNL/Goldman Sachs Emerging Markets Debt Fund - A	JNL/Goldman Sachs Mid Cap Value Fund - A	JNL/Goldman Sachs U.S. Equity Flex Fund - A	JNL/Harris Oakmark Global Equity Fund - A
Assets
Investments, at fair value (a)	$437,910,712	$628,659,529	$1,826,310,312	$467,003,298	$635,710,780	$922,948,787	$139,238,685	$712,755,444	$315,243,570	$14,779,213
Receivables:
Investments in Fund shares sold	191,464	716,428	701,266	535,350	217,014	630,337	55,697	457,253	263,058	414
Investment Division units sold	156,536	102,676	1,121,592	315,526	876,150	405,570	99,159	285,090	367,705	3,394
Total assets	438,258,712	629,478,633	1,828,133,170	467,854,174	636,803,944	923,984,694	139,393,541	713,497,787	315,874,333	14,783,021

Liabilities
Payables:
Investments in Fund shares purchased	156,536	102,676	1,121,592	315,526	876,150	405,570	99,159	285,090	367,705	3,394
Investment Division units redeemed	174,340	692,722	631,653	517,754	192,057	594,247	50,581	429,242	250,969	—
Insurance fees due to Jackson	17,124	23,706	69,613	17,596	24,957	36,090	5,116	28,011	12,089	414
Total liabilities	348,000	819,104	1,822,858	850,876	1,093,164	1,035,907	154,856	742,343	630,763	3,808
Net assets (Note 7)	$437,910,712	$628,659,529	$1,826,310,312	$467,003,298	$635,710,780	$922,948,787	$139,238,685	$712,755,444	$315,243,570	$14,779,213

(a) Investments in Funds, shares outstanding	43,143,912	60,681,422	161,334,833	53,008,320	56,207,850	79,770,855	13,923,868	65,570,878	30,224,695	1,497,387
Investments in Funds, at cost	$445,353,048	$684,725,035	$1,799,974,092	$505,734,469	$578,845,833	$956,908,500	$168,476,358	$733,394,137	$331,826,792	$13,635,843

See notes to the financial statements.
8

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2016

	JNL/Invesco China-India Fund - A	JNL/Invesco Global Real Estate Fund - A	JNL/Invesco International Growth Fund - A	JNL/Invesco Large Cap Growth Fund - A	JNL/Invesco Mid Cap Value Fund - A	JNL/Invesco Small Cap Growth Fund - A	JNL/JPMorgan MidCap Growth Fund - A	JNL/JPMorgan U.S. Government & Quality Bond Fund - A	JNL/Lazard Emerging Markets Fund - A	JNL/MC 10 x 10 Fund - A
Assets
Investments, at fair value (a)	$372,286,970	$1,290,374,712	$795,885,785	$—	$340,611,774	$1,132,274,489	$915,468,661	$901,338,616	$385,021,223	$392,562,094
Receivables:
Investments in Fund shares sold	410,141	614,851	112,655	—	175,293	627,227	564,946	452,126	134,447	85,512
Investment Division units sold	172,927	572,027	1,047,323	—	179,899	595,386	441,529	854,182	167,336	1,761,266
Total assets	372,870,038	1,291,561,590	797,045,763	—	340,966,966	1,133,497,102	916,475,136	902,644,924	385,323,006	394,408,872

Liabilities
Payables:
Investments in Fund shares purchased	172,927	572,027	1,047,323	—	179,899	595,386	441,529	854,182	167,336	1,761,266
Investment Division units redeemed	395,581	565,775	82,865	—	161,824	584,219	530,913	417,862	120,381	70,100
Insurance fees due to Jackson	14,560	49,076	29,790	—	13,469	43,008	34,033	34,264	14,066	15,412
Total liabilities	583,068	1,186,878	1,159,978	—	355,192	1,222,613	1,006,475	1,306,308	301,783	1,846,778
Net assets (Note 7)	$372,286,970	$1,290,374,712	$795,885,785	$—	$340,611,774	$1,132,274,489	$915,468,661	$901,338,616	$385,021,223	$392,562,094

(a) Investments in Funds, shares outstanding	53,876,551	135,401,334	68,316,376	—	21,288,236	55,286,840	33,806,081	68,751,992	42,685,280	32,988,411
Investments in Funds, at cost	$408,124,355	$1,370,727,650	$822,193,487	$—	$302,704,209	$1,074,453,970	$1,007,398,505	$931,491,461	$433,910,689	$322,090,784

See notes to the financial statements.
9

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2016

	JNL/MC Bond Index Fund - A	JNL/MC Emerging Markets Index Fund - A	JNL/MC European 30 Fund - A	JNL/MC Index 5 Fund - A	JNL/MC International Index Fund - A	JNL/MC Pacific Rim 30 Fund - A	JNL/MC S&P 400 MidCap Index Fund - A	JNL/MC S&P 500 Index Fund - A	JNL/MC Small Cap Index Fund - A	JNL/MC Utilities Sector Fund - A
Assets
Investments, at fair value (a)	$814,434,026	$676,628,326	$323,938,262	$764,416,661	$1,094,403,486	$208,585,558	$2,217,324,201	$4,756,967,365	$1,732,505,778	$71,847,715
Receivables:
Investments in Fund shares sold	439,114	163,042	345,640	291,469	521,377	38,702	728,737	1,970,102	1,530,292	40,239
Investment Division units sold	728,573	688,170	277,191	215,535	708,673	745,713	1,369,057	4,759,751	1,426,488	127,965
Total assets	815,601,713	677,479,538	324,561,093	764,923,665	1,095,633,536	209,369,973	2,219,421,995	4,763,697,218	1,735,462,558	72,015,919

Liabilities
Payables:
Investments in Fund shares purchased	728,573	688,170	277,191	215,535	708,673	745,713	1,369,057	4,759,751	1,426,488	127,965
Investment Division units redeemed	408,114	136,871	333,328	262,019	480,070	30,788	643,875	1,789,651	1,463,390	38,196
Insurance fees due to Jackson	31,000	26,171	12,312	29,450	41,307	7,914	84,862	180,451	66,902	2,043
Total liabilities	1,167,687	851,212	622,831	507,004	1,230,050	784,415	2,097,794	6,729,853	2,956,780	168,204
Net assets (Note 7)	$814,434,026	$676,628,326	$323,938,262	$764,416,661	$1,094,403,486	$208,585,558	$2,217,324,201	$4,756,967,365	$1,732,505,778	$71,847,715

(a) Investments in Funds, shares outstanding	70,028,721	77,506,108	28,768,940	60,285,226	85,366,887	14,898,968	109,227,793	255,065,274	94,157,923	5,789,502
Investments in Funds, at cost	$833,204,768	$727,726,282	$364,745,231	$653,977,152	$1,127,486,261	$212,478,543	$1,956,723,726	$3,992,286,783	$1,483,171,514	$68,430,476

See notes to the financial statements.
10

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2016

	JNL/MMRS Conservative Fund - A	JNL/MMRS Growth Fund - A	JNL/MMRS Moderate Fund - A	JNL/Morgan Stanley Mid Cap Growth Fund - A	JNL/Neuberger Berman Strategic Income Fund - A	JNL/Oppenheimer Emerging Markets Innovator Fund - A	JNL/Oppenheimer Global Growth Fund - A	JNL/PIMCO Real Return Fund - A	JNL/PIMCO Total Return Bond Fund - A	JNL/PPM America Floating Rate Income Fund - A
Assets
Investments, at fair value (a)	$379,282,882	$45,129,980	$181,443,658	$102,227,534	$498,914,692	$8,931,979	$1,201,731,404	$1,134,261,639	$2,956,841,830	$1,282,976,258
Receivables:
Investments in Fund shares sold	564,607	18,216	26,968	77,922	245,801	1,002	580,080	366,155	2,096,449	290,745
Investment Division units sold	7,038	14,923	81,817	93,607	337,365	22,224	229,875	695,851	731,205	1,775,857
Total assets	379,854,527	45,163,119	181,552,443	102,399,063	499,497,858	8,955,205	1,202,541,359	1,135,323,645	2,959,669,484	1,285,042,860

Liabilities
Payables:
Investments in Fund shares purchased	7,038	14,923	81,817	93,607	337,365	22,224	229,875	695,851	731,205	1,775,857
Investment Division units redeemed	553,586	16,951	21,809	73,939	226,129	757	532,673	321,661	1,980,982	242,209
Insurance fees due to Jackson	11,021	1,265	5,159	3,983	19,672	245	47,407	44,494	115,467	48,536
Total liabilities	571,645	33,139	108,785	171,529	583,166	23,226	809,955	1,062,006	2,827,654	2,066,602
Net assets (Note 7)	$379,282,882	$45,129,980	$181,443,658	$102,227,534	$498,914,692	$8,931,979	$1,201,731,404	$1,134,261,639	$2,956,841,830	$1,282,976,258

(a) Investments in Funds, shares outstanding	35,580,008	4,463,895	17,633,009	9,370,076	46,714,859	1,057,039	87,462,256	117,540,066	240,198,362	121,264,297
Investments in Funds, at cost	$383,532,899	$46,190,171	$185,247,245	$115,137,565	$507,011,008	$9,180,528	$1,188,639,325	$1,327,553,737	$3,054,610,712	$1,298,617,245

See notes to the financial statements.
11

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2016

	JNL/PPM America High Yield Bond Fund - A	JNL/PPM America Mid Cap Value Fund - A	JNL/PPM America Small Cap Value Fund - A	JNL/PPM America Total Return Fund - A	JNL/PPM America Value Equity Fund - A	JNL/Red Rocks Listed Private Equity Fund - A	JNL/S&P 4 Fund - A	JNL/S&P Competitive Advantage Fund - A	JNL/S&P Dividend Income & Growth Fund - A	JNL/S&P International 5 Fund - A
Assets
Investments, at fair value (a)	$1,627,383,574	$666,248,398	$727,296,658	$233,731,243	$206,320,732	$417,456,434	$6,640,845,302	$1,026,738,998	$3,658,768,538	$23,925,861
Receivables:
Investments in Fund shares sold	1,432,082	385,808	347,357	165,591	119,382	179,881	3,006,873	480,036	563,245	64,502
Investment Division units sold	2,101,057	1,700,420	1,176,486	1,134,712	302,422	80,398	2,213,631	764,939	3,049,735	1,870
Total assets	1,630,916,713	668,334,626	728,820,501	235,031,546	206,742,536	417,716,713	6,646,065,806	1,027,983,973	3,662,381,518	23,992,233

Liabilities
Payables:
Investments in Fund shares purchased	2,101,057	1,700,420	1,176,486	1,134,712	302,422	80,398	2,213,631	764,939	3,049,735	1,870
Investment Division units redeemed	1,369,115	360,471	318,224	156,990	111,198	165,415	2,757,395	440,304	421,468	63,824
Insurance fees due to Jackson	62,967	25,337	29,133	8,601	8,184	14,466	249,478	39,732	141,777	678
Total liabilities	3,533,139	2,086,228	1,523,843	1,300,303	421,804	260,279	5,220,504	1,244,975	3,612,980	66,372
Net assets (Note 7)	$1,627,383,574	$666,248,398	$727,296,658	$233,731,243	$206,320,732	$417,456,434	$6,640,845,302	$1,026,738,998	$3,658,768,538	$23,925,861

(a) Investments in Funds, shares outstanding	120,905,169	45,539,877	55,518,829	19,942,939	9,810,781	47,384,385	375,401,091	71,301,319	234,386,197	2,502,705
Investments in Funds, at cost	$1,602,824,847	$628,329,191	$639,933,594	$238,871,944	$172,639,790	$474,007,175	$6,150,102,043	$1,109,897,618	$3,387,648,531	$24,080,064
See notes to the financial statements.
12

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2016

	JNL/S&P Intrinsic Value Fund - A	JNL/S&P Managed Aggressive Growth Fund - A	JNL/S&P Managed Conservative Fund - A	JNL/S&P Managed Growth Fund - A	JNL/S&P Managed Moderate Fund - A	JNL/S&P Managed Moderate Growth Fund - A	JNL/S&P Mid 3 Fund - A	JNL/S&P Total Yield Fund - A	JNL/Scout Unconstrained Bond Fund - A	JNL/T. Rowe Price Established Growth Fund - A
Assets
Investments, at fair value (a)	$788,428,749	$1,687,676,272	$1,446,988,844	$4,668,928,366	$2,985,773,323	$5,588,111,124	$276,616,528	$562,315,425	$46,195,313	$3,344,432,388
Receivables:
Investments in Fund shares sold	850,735	408,066	835,437	2,497,385	1,044,905	2,614,394	176,179	572,726	40,437	2,084,599
Investment Division units sold	188,494	608,502	790,734	647,273	381,285	815,835	272,307	384,917	102,547	2,306,453
Total assets	789,467,978	1,688,692,840	1,448,615,015	4,672,073,024	2,987,199,513	5,591,541,353	277,065,014	563,273,068	46,338,297	3,348,823,440

Liabilities
Payables:
Investments in Fund shares purchased	188,494	608,502	790,734	647,273	381,285	815,835	272,307	384,917	102,547	2,306,453
Investment Division units redeemed	820,376	341,813	777,393	2,314,227	927,466	2,394,894	166,028	551,073	39,118	1,957,599
Insurance fees due to Jackson	30,359	66,253	58,044	183,158	117,439	219,500	10,151	21,653	1,319	127,000
Total liabilities	1,039,229	1,016,568	1,626,171	3,144,658	1,426,190	3,430,229	448,486	957,643	142,984	4,391,052
Net assets (Note 7)	$788,428,749	$1,687,676,272	$1,446,988,844	$4,668,928,366	$2,985,773,323	$5,588,111,124	$276,616,528	$562,315,425	$46,195,313	$3,344,432,388

(a) Investments in Funds, shares outstanding	62,326,383	93,655,731	115,206,118	299,674,478	215,113,352	369,584,069	23,703,216	42,279,355	4,652,096	96,409,120
Investments in Funds, at cost	$899,240,475	$1,391,553,506	$1,353,460,643	$3,861,855,240	$2,631,346,486	$4,741,060,837	$261,966,461	$577,901,966	$45,554,838	$3,035,389,773

See notes to the financial statements.
13

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2016

	JNL/T. Rowe Price Mid-Cap Growth Fund - A	JNL/T. Rowe Price Short-Term Bond Fund - A	JNL/T. Rowe Price Value Fund - A	JNL/Westchester Capital Event Driven Fund - A	JNL/WMC Balanced Fund - A	JNL/WMC Money Market Fund - A	JNL/WMC Value Fund - A	JNL/MC Communications Sector Fund - A	JNL/MC Consumer Brands Sector Fund - A	JNL/MC Dow Index Fund - A
Assets
Investments, at fair value (a)	$3,355,489,891	$986,933,704	$1,508,137,074	$3,252,280	$6,047,242,968	$1,512,917,966	$703,505,205	$129,578,621	$836,750,508	$557,994,496
Receivables:
Investments in Fund shares sold	1,060,106	170,725	445,100	6,191	2,152,495	3,930,955	272,735	216,911	392,055	631,309
Investment Division units sold	2,302,780	2,016,692	533,684	43,110	7,247,012	3,486,102	158,847	6,859	407,320	627,815
Total assets	3,358,852,777	989,121,121	1,509,115,858	3,301,581	6,056,642,475	1,520,335,023	703,936,787	129,802,391	837,549,883	559,253,620

Liabilities
Payables:
Investments in Fund shares purchased	2,302,780	2,016,692	533,684	43,110	7,247,012	3,486,102	158,847	6,859	407,320	627,815
Investment Division units redeemed	929,392	133,559	388,249	6,098	1,927,540	3,872,987	245,123	212,064	359,931	609,022
Insurance fees due to Jackson	130,714	37,166	56,851	93	224,955	57,968	27,612	4,847	32,124	22,287
Total liabilities	3,362,886	2,187,417	978,784	49,301	9,399,507	7,417,057	431,582	223,770	799,375	1,259,124
Net assets (Note 7)	$3,355,489,891	$986,933,704	$1,508,137,074	$3,252,280	$6,047,242,968	$1,512,917,966	$703,505,205	$129,578,621	$836,750,508	$557,994,496

(a) Investments in Funds, shares outstanding	84,055,358	100,400,173	96,675,453	335,287	273,136,539	1,512,917,966	30,693,944	8,553,044	45,749,071	25,749,631
Investments in Funds, at cost	$3,023,533,460	$997,805,761	$1,468,453,057	$3,217,330	$5,535,693,947	$1,512,917,966	$637,518,597	$114,691,282	$806,458,963	$402,597,099

See notes to the financial statements.
14

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2016

	JNL/MC Financial Sector Fund - A	JNL/MC Global 30 Fund - A	JNL/MC Healthcare Sector Fund - A	JNL/MC JNL 5 Fund - A	JNL/MC Nasdaq 100 Fund - A	JNL/MC Oil & Gas Sector Fund - A	JNL/MC S&P 24 Fund - A	JNL/MC S&P SMid 60 Fund - A	JNL/MC Technology Sector Fund - A
Assets
Investments, at fair value (a)	$1,020,004,742	$337,726,110	$2,298,246,288	$2,748,414,553	$1,068,389,268	$1,739,026,986	$523,521,086	$780,958,846	$1,334,907,346
Receivables:
Investments in Fund shares sold	501,814	210,384	1,340,004	1,036,909	704,740	1,304,722	438,148	561,062	470,335
Investment Division units sold	2,407,289	58,603	1,538,211	339,745	1,157,309	1,819,071	186,772	1,369,401	1,626,109
Total assets	1,022,913,845	337,995,097	2,301,124,503	2,749,791,207	1,070,251,317	1,742,150,779	524,146,006	782,889,309	1,337,003,790

Liabilities
Payables:
Investments in Fund shares purchased	2,407,289	58,603	1,538,211	339,745	1,157,309	1,819,071	186,772	1,369,401	1,626,109
Investment Division units redeemed	462,300	196,859	1,251,829	927,676	663,785	1,236,904	417,197	530,858	418,808
Insurance fees due to Jackson	39,514	13,525	88,175	109,233	40,955	67,818	20,951	30,204	51,527
Total liabilities	2,909,103	268,987	2,878,215	1,376,654	1,862,049	3,123,793	624,920	1,930,463	2,096,444
Net assets (Note 7)	$1,020,004,742	$337,726,110	$2,298,246,288	$2,748,414,553	$1,068,389,268	$1,739,026,986	$523,521,086	$780,958,846	$1,334,907,346

(a) Investments in Funds, shares outstanding	83,333,721	14,346,904	102,098,902	201,644,501	60,497,694	63,214,358	34,419,532	82,466,615	115,776,873
Investments in Funds, at cost	$885,639,777	$291,190,927	$2,367,617,659	$2,271,125,298	$1,145,794,975	$1,737,077,655	$747,258,019	$759,992,320	$1,172,173,935

See notes to the financial statements.
15

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2016

	JG - Alt 100 Fund	JG - Conservative Fund	JG - Equity 100 Fund	JG - Fixed Income 100 Fund	JG - Growth Fund	JG - Interest Rate Opportunities Fund	JG - Maximum Growth Fund	JG - Moderate Fund	JG - Moderate Growth Fund	JG - Real Assets Fund
Investment income
Dividends	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Expenses
Asset-based charges (Note 3)	4,201,518	1,455,289	791,954	747,448	2,546,187	430,595	2,196,858	4,324,647	8,296,410	121,276
Total expenses	4,201,518	1,455,289	791,954	747,448	2,546,187	430,595	2,196,858	4,324,647	8,296,410	121,276
Net investment income (loss)	(4,201,518)	(1,455,289)	(791,954)	(747,448)	(2,546,187)	(430,595)	(2,196,858)	(4,324,647)	(8,296,410)	(121,276)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—	—	—	—
Investments	(5,885,690)	(197,976)	(1,531,563)	(214,794)	(861,368)	(662,334)	(1,931,035)	(1,326,858)	(4,117,208)	(256,674)
Net change in unrealized appreciation
(depreciation) on investments	6,066,594	6,186,775	6,380,549	3,415,107	16,208,913	2,459,766	16,795,904	22,339,957	48,578,218	1,365,207
Net realized and unrealized gain (loss)	180,904	5,988,799	4,848,986	3,200,313	15,347,545	1,797,432	14,864,869	21,013,099	44,461,010	1,108,533

Net increase (decrease) in net assets
from operations	$(4,020,614)	$4,533,510	$4,057,032	$2,452,865	$12,801,358	$1,366,837	$12,668,011	$16,688,452	$36,164,600	$987,257

See notes to the financial statements.
16

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2016

	JNL Tactical ETF Conservative Fund	JNL Tactical ETF Growth Fund	JNL Tactical ETF Moderate Fund	JNL/American Funds Global Growth Fund	JNL/American Funds Growth Fund	JNL/AQR Risk Parity Fund	JNL/BlackRock Global Long Short Credit Fund	JNL/DFA U.S. Micro Cap Fund	JNL/DoubleLine Total Return Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Investment income
Dividends	$1,200,281	$1,919,576	$2,717,835	$—	$—	$—	$1,610,280	$65,864	$11,758,686	$1,632,247

Expenses
Asset-based charges (Note 3)	965,996	1,515,397	2,137,193	871,551	1,878,049	286,244	632,323	397,639	8,689,636	354,776
Total expenses	965,996	1,515,397	2,137,193	871,551	1,878,049	286,244	632,323	397,639	8,689,636	354,776
Net investment income (loss)	234,285	404,179	580,642	(871,551)	(1,878,049)	(286,244)	977,957	(331,775)	3,069,050	1,277,471

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	1,914,676	8,370,144	7,678,710	—	—	—	—	2,943,928	—	—
Investments	152,309	180,898	441,908	(777,103)	1,992,487	(6,934,804)	(1,653,809)	(3,975,735)	1,303,846	(443,336)
Net change in unrealized appreciation
(depreciation) on investments	1,712,497	1,970,849	3,344,750	842,130	14,626,272	8,971,556	1,590,142	10,782,146	(3,866,001)	878,527
Net realized and unrealized gain (loss)	3,779,482	10,521,891	11,465,368	65,027	16,618,759	2,036,752	(63,667)	9,750,339	(2,562,155)	435,191

Net increase (decrease) in net assets
from operations	$4,013,767	$10,926,070	$12,046,010	$(806,524)	$14,740,710	$1,750,508	$914,290	$9,418,564	$506,895	$1,712,662

See notes to the financial statements.
17

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2016

	JNL/Epoch Global Shareholder Yield Fund	JNL/FAMCO Flex Core Covered Call Fund	JNL/Lazard International Strategic Equity Fund	JNL/MC Frontier Markets 100 Index Fund (a)	JNL/Neuberger Berman Currency Fund	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	JNL/Nicholas Convertible Arbitrage Fund	JNL/PIMCO Credit Income Fund	JNL/PPM America Long Short Credit Fund	JNL/T. Rowe Price Capital Appreciation Fund
Investment income
Dividends	$1,101,854	$3,182,084	$523,788	$217,690	$312,304	$—	$418,068	$1,610,521	$1,377,903	$1,741,477

Expenses
Asset-based charges (Note 3)	323,238	1,206,547	423,984	46,488	142,148	96,994	949,175	1,545,249	142,124	6,148,909
Total expenses	323,238	1,206,547	423,984	46,488	142,148	96,994	949,175	1,545,249	142,124	6,148,909
Net investment income (loss)	778,616	1,975,537	99,804	171,202	170,156	(96,994)	(531,107)	65,272	1,235,779	(4,407,432)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	4,780,866	1,959,860	—	—	—	—	—	—	6,852,326
Investments	(447,542)	(109,962)	(1,116,592)	(861,832)	(5,597)	(328,712)	(1,674,942)	760,341	(483,379)	3,243,305
Net change in unrealized appreciation
(depreciation) on investments	1,180,645	877,508	(3,839,464)	536,845	(570,523)	1,302,977	4,245,989	1,057,877	510,992	31,811,070
Net realized and unrealized gain (loss)	733,103	5,548,412	(2,996,196)	(324,987)	(576,120)	974,265	2,571,047	1,818,218	27,613	41,906,701

Net increase (decrease) in net assets
from operations	$1,511,719	$7,523,949	$(2,896,392)	$(153,785)	$(405,964)	$877,271	$2,039,940	$1,883,490	$1,263,392	$37,499,269

(a) The period is from January 1, 2016 through April 25, 2016, the date the Fund was acquired. The respective acquisition can be found on page 66 of the Notes to Financial Statements.

See notes to the financial statements.
18

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2016

	JNL/The Boston Company Equity Income Fund	JNL/The London Company Focused U.S. Equity Fund	JNL/Van Eck International Gold Fund	JNL/WCM Focused International Equity Fund	JNL Alt 65 Fund - A	JNL Disciplined Growth Fund - A	JNL Disciplined Moderate Fund - A	JNL Disciplined Moderate Growth Fund - A	JNL Institutional Alt 20 Fund - A	JNL Institutional Alt 35 Fund - A
Investment income
Dividends	$1,037,983	$87,427	$350,498	$10,399	$—	$—	$—	$—	$—	$—

Expenses
Asset-based charges (Note 3)	1,098,076	140,691	600,896	104,407	7,739,859	10,786,558	18,032,095	23,014,157	20,628,331	26,364,455
Total expenses	1,098,076	140,691	600,896	104,407	7,739,859	10,786,558	18,032,095	23,014,157	20,628,331	26,364,455
Net investment income (loss)	(60,093)	(53,264)	(250,398)	(94,008)	(7,739,859)	(10,786,558)	(18,032,095)	(23,014,157)	(20,628,331)	(26,364,455)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	4,528,699	—	—	14,683	—	—	—	—	—	—
Investments	540,792	122,210	3,014,890	44,095	(10,661,890)	(1,333,797)	4,944,961	4,050,583	(8,954,981)	(13,644,737)
Net change in unrealized appreciation
(depreciation) on investments	11,848,705	2,010,971	10,391,137	(124,491)	27,911,101	61,745,059	84,715,601	115,000,276	93,769,696	106,298,540
Net realized and unrealized gain (loss)	16,918,196	2,133,181	13,406,027	(65,713)	17,249,211	60,411,262	89,660,562	119,050,859	84,814,715	92,653,803

Net increase (decrease) in net assets
from operations	$16,858,103	$2,079,917	$13,155,629	$(159,721)	$9,509,352	$49,624,704	$71,628,467	$96,036,702	$64,186,384	$66,289,348

See notes to the financial statements.
19

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2016

	JNL Institutional Alt 50 Fund - A	JNL Multi-Manager Alternative Fund - A	JNL Multi-Manager Mid Cap Fund - A(a)	JNL Multi-Manager Small Cap Growth Fund - A	JNL Multi-Manager Small Cap Value Fund - A	JNL/AB Dynamic Asset Allocation Fund - A	JNL/American Funds Balanced Allocation Fund - A	JNL/American Funds Blue Chip Income and Growth Fund - A	JNL/American Funds Global Bond Fund - A	JNL/American Funds Global Small Capitalization Fund - A
Investment income
Dividends	$—	$26,644	$—	$—	$3,434,353	$—	$—	$—	$—	$—

Expenses
Asset-based charges (Note 3)	37,503,237	73,324	10,904	12,741,362	7,335,976	332,098	19,228,217	31,292,713	6,676,662	6,396,539
Total expenses	37,503,237	73,324	10,904	12,741,362	7,335,976	332,098	19,228,217	31,292,713	6,676,662	6,396,539
Net investment income (loss)	(37,503,237)	(46,680)	(10,904)	(12,741,362)	(3,901,623)	(332,098)	(19,228,217)	(31,292,713)	(6,676,662)	(6,396,539)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	50,969	—	119,446,858	41,936,277	—	—	—	—	—
Investments	(21,365,242)	(65,187)	3,350	(44,466,670)	(7,635,093)	(373,731)	6,029,564	51,241,535	(4,558,343)	(2,396,943)
Net change in unrealized appreciation
(depreciation) on investments	124,862,542	137,948	138,862	(30,874,397)	80,157,080	1,626,013	91,535,363	317,960,214	12,693,144	8,185,373
Net realized and unrealized gain (loss)	103,497,300	123,730	142,212	44,105,791	114,458,264	1,252,282	97,564,927	369,201,749	8,134,801	5,788,430

Net increase (decrease) in net assets
from operations	$65,994,063	$77,050	$131,308	$31,364,429	$110,556,641	$920,184	$78,336,710	$337,909,036	$1,458,139	$(608,109)

(a) Commencement of operations September 19, 2016.

See notes to the financial statements.
20

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2016

	JNL/American Funds Growth-Income Fund - A	JNL/American Funds Growth Allocation Fund - A	JNL/American Funds International Fund - A	JNL/American Funds New World Fund - A	JNL/AQR Managed Futures Strategy Fund - A	JNL/BlackRock Global Allocation Fund - A	JNL/BlackRock Large Cap Select Growth Fund - A	JNL/BlackRock Natural Resources Fund - A	JNL/Boston Partners Global Long Short Equity Fund - A	JNL/Brookfield Global Infrastructure and MLP Fund - A
Investment income
Dividends	$—	$—	$—	$—	$9,165,249	$13,643,498	$—	$6,214,276	$—	$17,731,943

Expenses
Asset-based charges (Note 3)	44,483,789	15,332,760	13,307,301	11,339,425	2,418,631	48,504,412	17,800,117	11,135,120	332,355	9,140,665
Total expenses	44,483,789	15,332,760	13,307,301	11,339,425	2,418,631	48,504,412	17,800,117	11,135,120	332,355	9,140,665
Net investment income (loss)	(44,483,789)	(15,332,760)	(13,307,301)	(11,339,425)	6,746,618	(34,860,914)	(17,800,117)	(4,920,844)	(332,355)	8,591,278

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	95,410,261	30,707,912	—	1,162,744	—
Investments	53,697,484	4,262,606	(5,181,629)	(16,835,095)	(8,175,049)	(20,930,117)	11,663,514	(37,323,273)	105,879	(26,330,963)
Net change in unrealized appreciation
(depreciation) on investments	305,733,448	78,261,051	35,326,755	53,737,840	(21,414,543)	51,060,144	(15,344,313)	217,065,137	(523,036)	82,154,758
Net realized and unrealized gain (loss)	359,430,932	82,523,657	30,145,126	36,902,745	(29,589,592)	125,540,288	27,027,113	179,741,864	745,587	55,823,795

Net increase (decrease) in net assets
from operations	$314,947,143	$67,190,897	$16,837,825	$25,563,320	$(22,842,974)	$90,679,374	$9,226,996	$174,821,020	$413,232	$64,415,073

See notes to the financial statements.
21

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2016

	JNL/Capital Guardian Global Balanced Fund - A	JNL/Capital Guardian Global Diversified Research Fund - A (b)	JNL/Causeway International Value Select Fund - A	JNL/Crescent High Income Fund - A(a)	JNL/DFA U.S. Core Equity Fund - A	JNL/DoubleLine Emerging Markets Fixed Income Fund - A(a)	JNL/DoubleLine Shiller Enhanced CAPE Fund - A	JNL/Eastspring Investments Asia ex-Japan Fund - A (b)	JNL/FPA + DoubleLine Flexible Allocation - A	JNL/Franklin Templeton Founding Strategy Fund - A
Investment income
Dividends	$25,290	$3,402,656	$4,911,900	$—	$7,063,906	$—	$453,542	$1,544,017	$21,076,556	$—

Expenses
Asset-based charges (Note 3)	6,357,384	1,881,686	6,044,275	194,611	9,302,163	13,853	420,261	422,879	28,344,280	18,981,441
Total expenses	6,357,384	1,881,686	6,044,275	194,611	9,302,163	13,853	420,261	422,879	28,344,280	18,981,441
Net investment income (loss)	(6,332,094)	1,520,970	(1,132,375)	(194,611)	(2,238,257)	(13,853)	33,281	1,121,138	(7,267,724)	(18,981,441)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	29,012,946	61,427,381	—	—	18,097,581	—	454,073	—	35,015,670	—
Investments	2,760,441	25,103,093	(13,592,509)	504,267	5,820,610	10,115	488,853	(23,163,012)	(63,849,715)	26,368,594
Net change in unrealized appreciation
(depreciation) on investments	(7,527,390)	(70,191,483)	8,009,508	621,901	61,040,118	3,422	6,051,530	24,790,422	67,766,285	138,896,440
Net realized and unrealized gain (loss)	24,245,997	16,338,991	(5,583,001)	1,126,168	84,958,309	13,537	6,994,456	1,627,410	38,932,240	165,265,034

Net increase (decrease) in net assets
from operations	$17,913,903	$17,859,961	$(6,715,376)	$931,557	$82,720,052	$(316)	$7,027,737	$2,748,548	$31,664,516	$146,283,593

(a) Commencement of operations April 25, 2016.
(b) The period is from January 1, 2016 through April 25, 2016, the date the Fund was acquired. The respective acquisitions can be found on page 66 of the Notes to Financial Statements.

See notes to the financial statements.
22

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2016

	JNL/Franklin Templeton Global Growth Fund - A	JNL/Franklin Templeton Global Multisector Bond Fund - A	JNL/Franklin Templeton Income Fund - A	JNL/Franklin Templeton International Small Cap Growth Fund - A	JNL/Franklin Templeton Mutual Shares Fund - A	JNL/Goldman Sachs Core Plus Bond Fund - A	JNL/Goldman Sachs Emerging Markets Debt Fund - A	JNL/Goldman Sachs Mid Cap Value Fund - A	JNL/Goldman Sachs U.S. Equity Flex Fund - A	JNL/Harris Oakmark Global Equity Fund - A
Investment income
Dividends	$8,597,829	$157,294	$79,483,641	$7,190,453	$14,452,516	$23,558,397	$—	$—	$951,055	$110,724

Expenses
Asset-based charges (Note 3)	5,980,945	8,691,045	23,856,645	6,838,733	8,505,591	13,561,830	2,018,884	9,583,306	4,488,605	107,415
Total expenses	5,980,945	8,691,045	23,856,645	6,838,733	8,505,591	13,561,830	2,018,884	9,583,306	4,488,605	107,415
Net investment income (loss)	2,616,884	(8,533,751)	55,626,996	351,720	5,946,925	9,996,567	(2,018,884)	(9,583,306)	(3,537,550)	3,309

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	25,414,509	3,643,122	—	10,055,831	38,187,194	—	—	—	32,615,758	—
Investments	(5,057,005)	(30,630,868)	(12,402,341)	(13,393,868)	8,366,745	(3,884,042)	(10,118,864)	(22,292,397)	(7,667,450)	(58,461)
Net change in unrealized appreciation
(depreciation) on investments	13,157,232	48,658,831	157,690,309	(11,882,604)	26,374,001	(1,890,087)	22,959,851	108,564,638	(3,811,266)	1,533,028
Net realized and unrealized gain (loss)	33,514,736	21,671,085	145,287,968	(15,220,641)	72,927,940	(5,774,129)	12,840,987	86,272,241	21,137,042	1,474,567

Net increase (decrease) in net assets
from operations	$36,131,620	$13,137,334	$200,914,964	$(14,868,921)	$78,874,865	$4,222,438	$10,822,103	$76,688,935	$17,599,492	$1,477,876

See notes to the financial statements.
23

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2016

	JNL/Invesco China-India Fund - A	JNL/Invesco Global Real Estate Fund - A	JNL/Invesco International Growth Fund - A	JNL/Invesco Large Cap Growth Fund - A(a)	JNL/Invesco Mid Cap Value Fund - A	JNL/Invesco Small Cap Growth Fund - A	JNL/JPMorgan MidCap Growth Fund - A	JNL/JPMorgan U.S. Government & Quality Bond Fund - A	JNL/Lazard Emerging Markets Fund - A	JNL/MC 10 x 10 Fund - A
Investment income
Dividends	$3,791,691	$26,485,947	$13,532,533	$—	$1,257,813	$—	$—	$18,682,161	$8,344,492	$—

Expenses
Asset-based charges (Note 3)	5,348,444	18,634,855	10,624,513	2,409,027	4,168,894	13,386,663	13,004,154	14,103,280	5,096,394	5,156,039
Total expenses	5,348,444	18,634,855	10,624,513	2,409,027	4,168,894	13,386,663	13,004,154	14,103,280	5,096,394	5,156,039
Net investment income (loss)	(1,556,753)	7,851,092	2,908,020	(2,409,027)	(2,911,081)	(13,386,663)	(13,004,154)	4,578,881	3,248,098	(5,156,039)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	11,373,974	38,870,470	16,620,057	62,341,329	8,341,513	27,557,377	77,267,704	—	—	—
Investments	(7,210,337)	(10,405,622)	(691,647)	(134,001,728)	2,568,397	(11,205,237)	(32,102,876)	(3,666,039)	(18,756,835)	11,752,760
Net change in unrealized appreciation
(depreciation) on investments	(21,161,327)	(30,019,965)	(39,835,786)	38,508,763	30,815,954	89,037,497	(49,089,034)	(5,023,491)	75,808,953	28,724,655
Net realized and unrealized gain (loss)	(16,997,690)	(1,555,117)	(23,907,376)	(33,151,636)	41,725,864	105,389,637	(3,924,206)	(8,689,530)	57,052,118	40,477,415

Net increase (decrease) in net assets
from operations	$(18,554,443)	$6,295,975	$(20,999,356)	$(35,560,663)	$38,814,783	$92,002,974	$(16,928,360)	$(4,110,649)	$60,300,216	$35,321,376

(a) The period is from January 1, 2016 through April 25, 2016, the date the Fund was acquired. The respective acquisition can be found on page 66 of the Notes to Financial Statements.

See notes to the financial statements.
24

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2016

	JNL/MC Bond Index Fund - A	JNL/MC Emerging Markets Index Fund - A	JNL/MC European 30 Fund - A	JNL/MC Index 5 Fund - A	JNL/MC International Index Fund - A	JNL/MC Pacific Rim 30 Fund - A	JNL/MC S&P 400 MidCap Index Fund - A	JNL/MC S&P 500 Index Fund - A	JNL/MC Small Cap Index Fund - A	JNL/MC Utilities Sector Fund - A
Investment income
Dividends	$6,707,962	$11,495,700	$10,918,589	$—	$2,673,401	$3,877,594	$3,084,216	$5,148,472	$6,702,296	$1,273,172

Expenses
Asset-based charges (Note 3)	11,792,260	8,320,156	5,324,564	9,936,630	14,137,357	2,805,923	24,238,661	57,180,210	18,655,085	687,682
Total expenses	11,792,260	8,320,156	5,324,564	9,936,630	14,137,357	2,805,923	24,238,661	57,180,210	18,655,085	687,682
Net investment income (loss)	(5,084,298)	3,175,544	5,594,025	(9,936,630)	(11,463,956)	1,071,671	(21,154,445)	(52,031,738)	(11,952,789)	585,490

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	7,924,125	9,192,373	6,087,377	1,290,155	1,080,413
Investments	(1,317,983)	(21,314,803)	(24,789,903)	9,155,364	(13,184,686)	(7,200,303)	6,410,788	99,375,947	491,623	1,875,297
Net change in unrealized appreciation
(depreciation) on investments	8,251,462	56,876,106	3,745,917	70,669,523	20,731,850	11,784,664	308,991,454	343,982,502	315,833,677	3,469,238
Net realized and unrealized gain (loss)	6,933,479	35,561,303	(21,043,986)	79,824,887	7,547,164	12,508,486	324,594,615	449,445,826	317,615,455	6,424,948

Net increase (decrease) in net assets
from operations	$1,849,181	$38,736,847	$(15,449,961)	$69,888,257	$(3,916,792)	$13,580,157	$303,440,170	$397,414,088	$305,662,666	$7,010,438

See notes to the financial statements.
25

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2016

	JNL/MMRS Conservative Fund - A	JNL/MMRS Growth Fund - A	JNL/MMRS Moderate Fund - A	JNL/Morgan Stanley Mid Cap Growth Fund - A	JNL/Neuberger Berman Strategic Income Fund - A	JNL/Oppenheimer Emerging Markets Innovator Fund - A	JNL/Oppenheimer Global Growth Fund - A	JNL/PIMCO Real Return Fund - A	JNL/PIMCO Total Return Bond Fund - A	JNL/PPM America Floating Rate Income Fund - A
Investment income
Dividends	$—	$—	$—	$—	$15,306,790	$—	$7,279,274	$67,166,683	$11,879,819	$50,364,077

Expenses
Asset-based charges (Note 3)	4,371,975	506,513	2,059,684	1,439,042	6,482,928	69,127	16,455,826	16,413,268	44,575,564	15,892,228
Total expenses	4,371,975	506,513	2,059,684	1,439,042	6,482,928	69,127	16,455,826	16,413,268	44,575,564	15,892,228
Net investment income (loss)	(4,371,975)	(506,513)	(2,059,684)	(1,439,042)	8,823,862	(69,127)	(9,176,552)	50,753,415	(32,695,745)	34,471,849

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	1,922,679	—	36,817,590	—	2,689,636	—
Investments	(4,084,537)	(796,207)	(2,927,237)	(3,380,243)	(1,271,495)	8,767	(914,023)	(39,659,916)	(22,503,824)	(16,054,914)
Net change in unrealized appreciation
(depreciation) on investments	20,140,689	2,072,871	8,935,700	(5,004,283)	7,195,290	(118,327)	(35,892,573)	28,620,335	92,351,576	66,756,616
Net realized and unrealized gain (loss)	16,056,152	1,276,664	6,008,463	(8,384,526)	7,846,474	(109,560)	10,994	(11,039,581)	72,537,388	50,701,702

Net increase (decrease) in net assets
from operations	$11,684,177	$770,151	$3,948,779	$(9,823,568)	$16,670,336	$(178,687)	$(9,165,558)	$39,713,834	$39,841,643	$85,173,551

See notes to the financial statements.
26

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2016

	JNL/PPM America High Yield Bond Fund - A	JNL/PPM America Mid Cap Value Fund - A	JNL/PPM America Small Cap Value Fund - A	JNL/PPM America Total Return Fund - A (a)	JNL/PPM America Value Equity Fund - A	JNL/Red Rocks Listed Private Equity Fund - A	JNL/S&P 4 Fund - A	JNL/S&P Competitive Advantage Fund - A	JNL/S&P Dividend Income & Growth Fund - A	JNL/S&P International 5 Fund - A
Investment income
Dividends	$2,607,645	$2,672,551	$256,938	$6,259,450	$3,023,165	$17,810,447	$—	$10,159,165	$75,574,412	$937,047

Expenses
Asset-based charges (Note 3)	20,962,429	5,921,418	6,792,976	1,782,647	2,273,676	5,319,052	86,486,047	14,707,169	41,973,186	229,485
Total expenses	20,962,429	5,921,418	6,792,976	1,782,647	2,273,676	5,319,052	86,486,047	14,707,169	41,973,186	229,485
Net investment income (loss)	(18,354,784)	(3,248,867)	(6,536,038)	4,476,803	749,489	12,491,395	(86,486,047)	(4,548,004)	33,601,226	707,562

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	33,389,564	4,410,258	—	—	46,248,824	—	102,619,002	123,742,390	—
Investments	(60,220,517)	(5,147,236)	(14,563,644)	(204,996)	3,945,641	(11,184,371)	24,745,176	(22,251,074)	42,947,670	(378,065)
Net change in unrealized appreciation
(depreciation) on investments	289,082,900	78,239,683	135,084,290	(3,704,439)	24,187,542	(21,700,681)	575,280,158	(36,084,660)	199,708,674	1,231,687
Net realized and unrealized gain (loss)	228,862,383	106,482,011	124,930,904	(3,909,435)	28,133,183	13,363,772	600,025,334	44,283,268	366,398,734	853,622

Net increase (decrease) in net assets
from operations	$210,507,599	$103,233,144	$118,394,866	$567,368	$28,882,672	$25,855,167	$513,539,287	$39,735,264	$399,999,960	$1,561,184

(a) On April 25, 2016, JNL/PPM America Total Return Fund was created in the JNL Series Trust to facilitate an acquisition of a fund with the same name which was a series in JNL Investors Series Trust. Although the fund in JNL Investors Series Trust was legally dissolved, it is considered the acquiring fund for financial reporting purposes, and as a result, the Statement of Operations includes activity of the acquiring fund formerly in JNL Investors Series Trust for the period January 1, 2016 through April 24, 2016 and the acquired fund in JNL Series Trust for the period after April 24, 2016.

See notes to the financial statements.
27

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2016

	JNL/S&P Intrinsic Value Fund - A	JNL/S&P Managed Aggressive Growth Fund - A	JNL/S&P Managed Conservative Fund - A	JNL/S&P Managed Growth Fund - A	JNL/S&P Managed Moderate Fund - A	JNL/S&P Managed Moderate Growth Fund - A	JNL/S&P Mid 3 Fund - A	JNL/S&P Total Yield Fund - A	JNL/Scout Unconstrained Bond Fund - A	JNL/T. Rowe Price Established Growth Fund - A
Investment income
Dividends	$21,331,020	$—	$—	$—	$—	$—	$3,612,296	$9,684,719	$333,345	$—

Expenses
Asset-based charges (Note 3)	12,012,841	23,644,771	21,631,770	65,479,782	42,844,096	79,706,021	3,112,724	7,336,930	416,854	46,279,667
Total expenses	12,012,841	23,644,771	21,631,770	65,479,782	42,844,096	79,706,021	3,112,724	7,336,930	416,854	46,279,667
Net investment income (loss)	9,318,179	(23,644,771)	(21,631,770)	(65,479,782)	(42,844,096)	(79,706,021)	499,572	2,347,789	(83,509)	(46,279,667)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—	—	—	17,475,592
Investments	(64,747,347)	51,498,422	19,027,241	111,166,157	48,944,112	120,969,915	(6,291,075)	(22,530,298)	156,554	45,795,786
Net change in unrealized appreciation
(depreciation) on investments	83,094,614	46,032,304	53,611,490	153,694,004	112,019,324	179,809,715	40,892,171	70,320,516	1,042,251	(25,341,479)
Net realized and unrealized gain (loss)	18,347,267	97,530,726	72,638,731	264,860,161	160,963,436	300,779,630	34,601,096	47,790,218	1,198,805	37,929,899

Net increase (decrease) in net assets
from operations	$27,665,446	$73,885,955	$51,006,961	$199,380,379	$118,119,340	$221,073,609	$35,100,668	$50,138,007	$1,115,296	$(8,349,768)

See notes to the financial statements.
28

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2016

	JNL/T. Rowe Price Mid-Cap Growth Fund - A	JNL/T. Rowe Price Short-Term Bond Fund - A	JNL/T. Rowe Price Value Fund - A	JNL/Westchester Capital Event Driven Fund - A	JNL/WMC Balanced Fund - A	JNL/WMC Money Market Fund - A	JNL/WMC Value Fund - A	JNL/MC Communications Sector Fund - A	JNL/MC Consumer Brands Sector Fund - A	JNL/MC Dow Index Fund - A
Investment income
Dividends	$—	$12,130,970	$26,078,135	$3,747	$71,745,259	$—	$6,861,361	$3,239,439	$5,725,810	$—

Expenses
Asset-based charges (Note 3)	45,808,289	13,682,771	19,169,525	36,911	71,068,041	23,672,882	9,128,824	1,669,461	12,162,194	7,334,050
Total expenses	45,808,289	13,682,771	19,169,525	36,911	71,068,041	23,672,882	9,128,824	1,669,461	12,162,194	7,334,050
Net investment income (loss)	(45,808,289)	(1,551,801)	6,908,610	(33,164)	677,218	(23,672,882)	(2,267,463)	1,569,978	(6,436,384)	(7,334,050)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	20,489,181	—	101,365,811	11,497	157,915,578	31,036	4,220,295	7,035,706	23,980,632	—
Investments	44,544,675	(1,978,043)	6,018,526	(15,056)	49,409,422	—	3,429,715	3,575,858	2,391,743	29,321,635
Net change in unrealized appreciation
(depreciation) on investments	123,204,152	3,704,463	14,346,129	89,468	264,575,726	—	67,455,145	10,316,141	14,615,546	44,762,757
Net realized and unrealized gain (loss)	188,238,008	1,726,420	121,730,466	85,909	471,900,726	31,036	75,105,155	20,927,705	40,987,921	74,084,392

Net increase (decrease) in net assets
from operations	$142,429,719	$174,619	$128,639,076	$52,745	$472,577,944	$(23,641,846)	$72,837,692	$22,497,683	$34,551,537	$66,750,342

See notes to the financial statements.
29

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2016

	JNL/MC Financial Sector Fund - A	JNL/MC Global 30 Fund - A	JNL/MC Healthcare Sector Fund - A	JNL/MC JNL 5 Fund - A	JNL/MC Nasdaq 100 Fund - A	JNL/MC Oil & Gas Sector Fund - A	JNL/MC S&P 24 Fund - A	JNL/MC S&P SMid 60 Fund - A	JNL/MC Technology Sector Fund - A
Investment income
Dividends	$9,813,017	$—	$43,486,488	$66,819,790	$9,568,259	$28,687,931	$5,576,384	$4,432,839	$8,352,157

Expenses
Asset-based charges (Note 3)	9,221,456	4,926,724	35,411,670	39,528,706	12,528,373	20,401,230	7,811,955	6,400,770	16,768,695
Total expenses	9,221,456	4,926,724	35,411,670	39,528,706	12,528,373	20,401,230	7,811,955	6,400,770	16,768,695
Net investment income (loss)	591,561	(4,926,724)	8,074,818	27,291,084	(2,960,114)	8,286,701	(2,235,571)	(1,967,931)	(8,416,538)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	23,958,579	—	162,368,141	—	127,536,969	—	38,676,959	11,615,685	22,753,209
Investments	2,666,115	10,202,663	38,024,676	77,028,860	(13,296,070)	(45,262,106)	(60,147,707)	(27,522,071)	22,609,231
Net change in unrealized appreciation
(depreciation) on investments	113,139,755	11,308,196	(357,174,184)	165,083,988	(56,089,191)	371,436,170	28,107,584	157,793,609	90,208,341
Net realized and unrealized gain (loss)	139,764,449	21,510,859	(156,781,367)	242,112,848	58,151,708	326,174,064	6,636,836	141,887,223	135,570,781

Net increase (decrease) in net assets
from operations	$140,356,010	$16,584,135	$(148,706,549)	$269,403,932	$55,191,594	$334,460,765	$4,401,265	$139,919,292	$127,154,243
See notes to the financial statements.
30

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2016

	JG - Alt 100 Fund	JG - Conservative Fund	JG - Equity 100 Fund	JG - Fixed Income 100 Fund	JG - Growth Fund	JG - Interest Rate Opportunities Fund	JG - Maximum Growth Fund	JG - Moderate Fund	JG - Moderate Growth Fund	JG - Real Assets Fund
Operations
Net investment income (loss)	$(4,201,518)	$(1,455,289)	$(791,954)	$(747,448)	$(2,546,187)	$(430,595)	$(2,196,858)	$(4,324,647)	$(8,296,410)	$(121,276)
Net realized gain (loss) on investments	(5,885,690)	(197,976)	(1,531,563)	(214,794)	(861,368)	(662,334)	(1,931,035)	(1,326,858)	(4,117,208)	(256,674)
Net change in unrealized appreciation
(depreciation) on investments	6,066,594	6,186,775	6,380,549	3,415,107	16,208,913	2,459,766	16,795,904	22,339,957	48,578,218	1,365,207
Net increase (decrease) in net assets
from operations	(4,020,614)	4,533,510	4,057,032	2,452,865	12,801,358	1,366,837	12,668,011	16,688,452	36,164,600	987,257

Contract transactions [1]
Purchase payments (Note 4)	18,157,453	23,592,717	3,840,079	6,177,504	39,669,941	1,890,543	15,588,859	51,500,644	66,512,735	958,367
Surrenders and terminations	(29,457,465)	(13,235,978)	(3,818,103)	(6,642,507)	(10,068,745)	(3,414,534)	(9,117,213)	(27,236,639)	(43,405,361)	(864,934)
Transfers between Investment Divisions	(62,853,326)	(317,722)	(9,355,602)	(7,864,602)	(22,714,460)	(7,626,922)	(19,656,257)	(25,033,397)	(69,827,754)	3,062,957
Contract owner charges (Note 3)	(448,897)	(84,768)	(76,485)	(55,399)	(257,633)	(36,896)	(280,768)	(340,256)	(721,943)	(23,371)
Net increase (decrease) in net assets from
contract transactions	(74,602,235)	9,954,249	(9,410,111)	(8,385,004)	6,629,103	(9,187,809)	(13,465,379)	(1,109,648)	(47,442,323)	3,133,019

Net increase (decrease) in net assets	(78,622,849)	14,487,759	(5,353,079)	(5,932,139)	19,430,461	(7,820,972)	(797,368)	15,578,804	(11,277,723)	4,120,276

Net assets beginning of period	445,496,695	122,256,189	81,460,935	71,861,619	240,234,049	45,565,316	219,742,526	398,190,267	812,819,350	9,035,943

Net assets end of period	$366,873,846	$136,743,948	$76,107,856	$65,929,480	$259,664,510	$37,744,344	$218,945,158	$413,769,071	$801,541,627	$13,156,219

[1] Contract unit transactions
Units Outstanding at December 31, 2015	43,427,143	11,686,380	6,203,394	7,566,663	21,832,192	4,905,836	18,027,920	34,342,709	70,034,620	1,078,460

Units Issued	3,258,900	4,446,402	858,475	1,698,888	5,323,455	438,971	2,570,939	7,271,466	9,000,674	689,154
Units Redeemed	(10,599,713)	(3,492,596)	(1,568,371)	(2,554,010)	(4,669,586)	(1,417,952)	(3,656,760)	(7,347,643)	(13,074,167)	(359,224)

Units Outstanding at December 31, 2016	36,086,330	12,640,186	5,493,498	6,711,541	22,486,061	3,926,855	16,942,099	34,266,532	65,961,127	1,408,390

See notes to the financial statements.
31

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2016

	JNL Tactical ETF Conservative Fund	JNL Tactical ETF Growth Fund	JNL Tactical ETF Moderate Fund	JNL/American Funds Global Growth Fund	JNL/American Funds Growth Fund	JNL/AQR Risk Parity Fund	JNL/BlackRock Global Long Short Credit Fund	JNL/DFA U.S. Micro Cap Fund	JNL/DoubleLine Total Return Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Operations
Net investment income (loss)	$234,285	$404,179	$580,642	$(871,551)	$(1,878,049)	$(286,244)	$977,957	$(331,775)	$3,069,050	$1,277,471
Net realized gain (loss) on investments	2,066,985	8,551,042	8,120,618	(777,103)	1,992,487	(6,934,804)	(1,653,809)	(1,031,807)	1,303,846	(443,336)
Net change in unrealized appreciation
(depreciation) on investments	1,712,497	1,970,849	3,344,750	842,130	14,626,272	8,971,556	1,590,142	10,782,146	(3,866,001)	878,527
Net increase (decrease) in net assets
from operations	4,013,767	10,926,070	12,046,010	(806,524)	14,740,710	1,750,508	914,290	9,418,564	506,895	1,712,662

Contract transactions [1]
Purchase payments (Note 4)	17,497,434	19,233,379	36,432,652	15,236,084	34,632,641	4,269,056	4,388,111	5,552,023	178,261,175	4,476,144
Surrenders and terminations	(7,228,328)	(7,586,392)	(10,052,200)	(3,779,060)	(7,968,582)	(1,453,491)	(6,289,708)	(1,726,798)	(42,079,916)	(2,449,039)
Transfers between Investment Divisions	12,845,758	2,889,808	10,429,479	(16,127,182)	715,549	2,472,598	(10,747,989)	4,695,638	211,939,689	(2,002,166)
Contract owner charges (Note 3)	(90,464)	(110,016)	(123,401)	(52,687)	(107,455)	(16,471)	(37,544)	(31,645)	(5,335,752)	(25,488)
Net increase (decrease) in net assets from
contract transactions	23,024,400	14,426,779	36,686,530	(4,722,845)	27,272,153	5,271,692	(12,687,130)	8,489,218	342,785,196	(549)

Net increase (decrease) in net assets	27,038,167	25,352,849	48,732,540	(5,529,369)	42,012,863	7,022,200	(11,772,840)	17,907,782	343,292,091	1,712,113

Net assets beginning of period	75,313,372	134,332,183	175,369,830	91,115,483	172,664,468	25,093,515	67,175,748	36,078,809	364,627,178	34,210,822

Net assets end of period	$102,351,539	$159,685,032	$224,102,370	$85,586,114	$214,677,331	$32,115,715	$55,402,908	$53,986,591	$707,919,269	$35,922,935

[1] Contract unit transactions
Units Outstanding at December 31, 2015	6,766,711	10,621,852	14,575,054	7,792,647	11,312,975	2,638,428	6,854,232	2,647,721	34,644,218	3,460,209

Units Issued	3,511,496	2,963,240	5,776,786	2,318,752	4,774,845	1,386,976	1,168,645	1,382,439	60,212,795	1,473,381
Units Redeemed	(1,480,116)	(1,825,856)	(2,772,118)	(2,746,965)	(3,057,178)	(911,491)	(2,467,254)	(874,390)	(27,995,331)	(1,486,208)

Units Outstanding at December 31, 2016	8,798,091	11,759,236	17,579,722	7,364,434	13,030,642	3,113,913	5,555,623	3,155,770	66,861,682	3,447,382

See notes to the financial statements.
32

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2016

	JNL/Epoch Global Shareholder Yield Fund	JNL/FAMCO Flex Core Covered Call Fund	JNL/Lazard International Strategic Equity Fund	JNL/MC Frontier Markets 100 Index Fund (a)	JNL/Neuberger Berman Currency Fund	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	JNL/Nicholas Convertible Arbitrage Fund	JNL/PIMCO Credit Income Fund	JNL/PPM America Long Short Credit Fund	JNL/T. Rowe Price Capital Appreciation Fund
Operations
Net investment income (loss)	$778,616	$1,975,537	$99,804	$171,202	$170,156	$(96,994)	$(531,107)	$65,272	$1,235,779	$(4,407,432)
Net realized gain (loss) on investments	(447,542)	4,670,904	843,268	(861,832)	(5,597)	(328,712)	(1,674,942)	760,341	(483,379)	10,095,631
Net change in unrealized appreciation
(depreciation) on investments	1,180,645	877,508	(3,839,464)	536,845	(570,523)	1,302,977	4,245,989	1,057,877	510,992	31,811,070
Net increase (decrease) in net assets
from operations	1,511,719	7,523,949	(2,896,392)	(153,785)	(405,964)	877,271	2,039,940	1,883,490	1,263,392	37,499,269

Contract transactions [1]
Purchase payments (Note 4)	3,084,455	7,857,456	6,998,713	459,209	2,283,645	2,953,212	3,052,053	30,528,387	1,327,971	234,385,377
Surrenders and terminations	(1,712,434)	(8,004,196)	(1,713,281)	(223,305)	(621,049)	(493,247)	(5,692,007)	(7,713,563)	(2,678,240)	(30,256,764)
Transfers between Investment Divisions	1,078,794	(11,871,756)	(4,790,273)	(15,702,350)	64,713	3,415,024	(14,558,408)	102,601,688	1,793,270	173,507,747
Contract owner charges (Note 3)	(26,566)	(103,863)	(26,209)	(2,538)	(8,356)	(2,846)	(84,864)	(849,771)	(8,353)	(368,116)
Net increase (decrease) in net assets from
contract transactions	2,424,249	(12,122,359)	468,950	(15,468,984)	1,718,953	5,872,143	(17,283,226)	124,566,741	434,648	377,268,244

Net increase (decrease) in net assets	3,935,968	(4,598,410)	(2,427,442)	(15,622,769)	1,312,989	6,749,414	(15,243,286)	126,450,231	1,698,040	414,767,513

Net assets beginning of period	27,780,067	120,656,286	43,939,479	15,622,769	12,350,065	5,281,296	101,147,607	59,544,749	14,027,366	379,007,667

Net assets end of period	$31,716,035	$116,057,876	$41,512,037	$—	$13,663,054	$12,030,710	$85,904,321	$185,994,980	$15,725,406	$793,775,180

[1] Contract unit transactions
Units Outstanding at December 31, 2015	2,173,066	10,295,797	3,780,977	1,807,572	1,225,523	926,455	10,351,801	5,569,449	1,497,056	31,534,208

Units Issued	897,091	1,460,219	1,767,867	147,556	627,781	1,652,112	768,669	17,032,456	704,488	36,885,341
Units Redeemed	(731,028)	(2,500,980)	(1,747,153)	(1,955,128)	(462,444)	(673,466)	(2,537,424)	(5,922,433)	(677,175)	(6,512,459)

Units Outstanding at December 31, 2016	2,339,129	9,255,036	3,801,691	—	1,390,860	1,905,101	8,583,046	16,679,472	1,524,369	61,907,090

(a) The period is from January 1, 2016 through April 25, 2016, the date the Fund was acquired. The respective acquisition can be found on page 66 of the Notes to Financial Statements.

See notes to the financial statements.
33

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2016

	JNL/The Boston Company Equity Income Fund	JNL/The London Company Focused U.S. Equity Fund	JNL/Van Eck International Gold Fund	JNL/WCM Focused International Equity Fund	JNL Alt 65 Fund - A	JNL Disciplined Growth Fund - A	JNL Disciplined Moderate Fund - A	JNL Disciplined Moderate Growth Fund - A	JNL Institutional Alt 20 Fund - A	JNL Institutional Alt 35 Fund - A
Operations
Net investment income (loss)	$(60,093)	$(53,264)	$(250,398)	$(94,008)	$(7,739,859)	$(10,786,558)	$(18,032,095)	$(23,014,157)	$(20,628,331)	$(26,364,455)
Net realized gain (loss) on investments	5,069,491	122,210	3,014,890	58,778	(10,661,890)	(1,333,797)	4,944,961	4,050,583	(8,954,981)	(13,644,737)
Net change in unrealized appreciation
(depreciation) on investments	11,848,705	2,010,971	10,391,137	(124,491)	27,911,101	61,745,059	84,715,601	115,000,276	93,769,696	106,298,540
Net increase (decrease) in net assets
from operations	16,858,103	2,079,917	13,155,629	(159,721)	9,509,352	49,624,704	71,628,467	96,036,702	64,186,384	66,289,348

Contract transactions [1]
Purchase payments (Note 4)	6,423,234	3,729,523	9,492,688	2,849,113	6,990,449	91,640,150	93,117,195	137,775,224	50,060,008	53,752,600
Surrenders and terminations	(6,851,340)	(1,062,342)	(3,297,499)	(356,511)	(37,153,035)	(28,088,122)	(69,955,687)	(73,266,925)	(83,549,019)	(92,601,333)
Transfers between Investment Divisions	(9,271,552)	3,570,115	9,517,931	1,823,762	(62,146,112)	17,573,993	20,716,212	(11,367,342)	(116,034,432)	(146,182,695)
Contract owner charges (Note 3)	(83,228)	(37,240)	(61,423)	(3,298)	(6,283,679)	(10,806,505)	(16,960,204)	(22,577,031)	(21,448,416)	(27,044,300)
Net increase (decrease) in net assets from
contract transactions	(9,782,886)	6,200,056	15,651,697	4,313,066	(98,592,377)	70,319,516	26,917,516	30,563,926	(170,971,859)	(212,075,728)

Net increase (decrease) in net assets	7,075,217	8,279,973	28,807,326	4,153,345	(89,083,025)	119,944,220	98,545,983	126,600,628	(106,785,475)	(145,786,380)

Net assets beginning of period	110,140,784	11,347,226	24,596,249	8,232,620	617,911,974	713,546,555	1,228,352,641	1,604,573,058	1,536,305,746	1,942,017,326

Net assets end of period	$117,216,001	$19,627,199	$53,403,575	$12,385,965	$528,828,949	$833,490,775	$1,326,898,624	$1,731,173,686	$1,429,520,271	$1,796,230,946

[1] Contract unit transactions
Units Outstanding at December 31, 2015	7,080,688	1,037,090	7,862,412	764,490	36,534,684	63,022,110	97,592,388	131,660,012	95,281,047	117,833,160

Units Issued	1,025,404	950,605	10,024,617	708,297	1,886,014	17,314,614	17,203,657	23,553,730	6,557,448	7,212,977
Units Redeemed	(1,685,757)	(433,745)	(6,625,930)	(312,602)	(7,747,994)	(11,347,153)	(15,255,946)	(21,484,948)	(17,125,032)	(20,082,635)

Units Outstanding at December 31, 2016	6,420,335	1,553,950	11,261,099	1,160,185	30,672,704	68,989,571	99,540,099	133,728,794	84,713,463	104,963,502

See notes to the financial statements.
34

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2016

	JNL Institutional Alt 50 Fund - A	JNL Multi-Manager Alternative Fund - A	JNL Multi-Manager Mid Cap Fund - A(a)	JNL Multi-Manager Small Cap Growth Fund - A	JNL Multi-Manager Small Cap Value Fund - A	JNL/AB Dynamic Asset Allocation Fund - A	JNL/American Funds Balanced Allocation Fund - A	JNL/American Funds Blue Chip Income and Growth Fund - A	JNL/American Funds Global Bond Fund - A	JNL/American Funds Global Small Capitalization Fund - A
Operations
Net investment income (loss)	$(37,503,237)	$(46,680)	$(10,904)	$(12,741,362)	$(3,901,623)	$(332,098)	$(19,228,217)	$(31,292,713)	$(6,676,662)	$(6,396,539)
Net realized gain (loss) on investments	(21,365,242)	(14,218)	3,350	74,980,188	34,301,184	(373,731)	6,029,564	51,241,535	(4,558,343)	(2,396,943)
Net change in unrealized appreciation
(depreciation) on investments	124,862,542	137,948	138,862	(30,874,397)	80,157,080	1,626,013	91,535,363	317,960,214	12,693,144	8,185,373
Net increase (decrease) in net assets
from operations	65,994,063	77,050	131,308	31,364,429	110,556,641	920,184	78,336,710	337,909,036	1,458,139	(608,109)

Contract transactions [1]
Purchase payments (Note 4)	88,079,923	2,872,937	2,436,884	36,053,757	33,551,263	4,211,409	265,716,000	286,247,267	38,253,597	42,776,710
Surrenders and terminations	(129,505,056)	(495,880)	(38,321)	(43,881,835)	(24,912,344)	(1,283,017)	(65,895,894)	(100,467,381)	(25,863,273)	(17,011,800)
Transfers between Investment Divisions	(271,182,388)	(43,522)	6,884,783	(98,101,137)	3,051,716	(2,645,102)	238,379,443	386,324,928	18,984,038	(39,415,601)
Contract owner charges (Note 3)	(37,682,047)	(4,992)	(7,840)	(11,664,788)	(6,252,806)	(25,872)	(17,354,939)	(29,027,049)	(6,056,801)	(6,202,683)
Net increase (decrease) in net assets from
contract transactions	(350,289,568)	2,328,543	9,275,506	(117,594,003)	5,437,829	257,418	420,844,610	543,077,765	25,317,561	(19,853,374)

Net increase (decrease) in net assets	(284,295,505)	2,405,593	9,406,814	(86,229,574)	115,994,470	1,177,602	499,181,320	880,986,801	26,775,700	(20,461,483)

Net assets beginning of period	2,748,450,622	6,229,120	—	1,000,620,196	513,864,116	31,737,901	1,119,371,900	1,828,935,192	418,272,360	486,304,023

Net assets end of period	$2,464,155,117	$8,634,713	$9,406,814	$914,390,622	$629,858,586	$32,915,503	$1,618,553,220	$2,709,921,993	$445,048,060	$465,842,540

[1] Contract unit transactions
Units Outstanding at December 31, 2015	167,002,645	655,446	—	27,111,235	31,053,411	3,196,305	94,391,854	115,792,353	41,912,726	38,258,569

Units Issued	12,558,882	583,202	900,524	3,672,691	7,601,016	926,862	50,899,671	49,715,423	14,455,334	7,621,092
Units Redeemed	(33,794,906)	(335,396)	(15,756)	(7,121,133)	(7,545,111)	(901,635)	(16,427,199)	(18,589,426)	(12,208,749)	(9,410,806)

Units Outstanding at December 31, 2016	145,766,621	903,252	884,768	23,662,793	31,109,316	3,221,532	128,864,326	146,918,350	44,159,311	36,468,855

(a) Commencement of operations September 19, 2016.

See notes to the financial statements.
35

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2016

	JNL/American Funds Growth-Income Fund - A	JNL/American Funds Growth Allocation Fund - A	JNL/American Funds International Fund - A	JNL/American Funds New World Fund - A	JNL/AQR Managed Futures Strategy Fund - A	JNL/BlackRock Global Allocation Fund - A	JNL/BlackRock Large Cap Select Growth Fund - A	JNL/BlackRock Natural Resources Fund - A	JNL/Boston Partners Global Long Short Equity Fund - A	JNL/Brookfield Global Infrastructure and MLP Fund - A
Operations
Net investment income (loss)	$(44,483,789)	$(15,332,760)	$(13,307,301)	$(11,339,425)	$6,746,618	$(34,860,914)	$(17,800,117)	$(4,920,844)	$(332,355)	$8,591,278
Net realized gain (loss) on investments	53,697,484	4,262,606	(5,181,629)	(16,835,095)	(8,175,049)	74,480,144	42,371,426	(37,323,273)	1,268,623	(26,330,963)
Net change in unrealized appreciation
(depreciation) on investments	305,733,448	78,261,051	35,326,755	53,737,840	(21,414,543)	51,060,144	(15,344,313)	217,065,137	(523,036)	82,154,758
Net increase (decrease) in net assets
from operations	314,947,143	67,190,897	16,837,825	25,563,320	(22,842,974)	90,679,374	9,226,996	174,821,020	413,232	64,415,073

Contract transactions [1]
Purchase payments (Note 4)	647,095,812	213,585,269	120,984,972	77,330,516	28,776,006	337,911,752	94,553,133	60,084,797	7,474,867	64,251,440
Surrenders and terminations	(138,830,656)	(40,292,812)	(36,875,989)	(33,626,966)	(18,972,244)	(164,162,342)	(72,706,383)	(44,649,175)	(1,512,682)	(30,588,062)
Transfers between Investment Divisions	135,652,827	132,111,997	22,379,507	43,441,909	746,582	(202,277,514)	409,485,631	107,050,953	(2,553,033)	55,534,306
Contract owner charges (Note 3)	(39,619,754)	(14,863,452)	(11,616,055)	(10,924,809)	(407,407)	(44,871,366)	(15,379,966)	(9,877,387)	(26,014)	(7,560,936)
Net increase (decrease) in net assets from
contract transactions	604,298,229	290,541,002	94,872,435	76,220,650	10,142,937	(73,399,470)	415,952,415	112,609,188	3,383,138	81,636,748

Net increase (decrease) in net assets	919,245,372	357,731,899	111,710,260	101,783,970	(12,700,037)	17,279,904	425,179,411	287,430,208	3,796,370	146,051,821

Net assets beginning of period	2,897,665,181	941,136,480	926,320,668	759,581,333	197,985,083	3,517,477,493	954,226,747	659,991,937	28,294,727	618,493,632

Net assets end of period	$3,816,910,553	$1,298,868,379	$1,038,030,928	$861,365,303	$185,285,046	$3,534,757,397	$1,379,406,158	$947,422,145	$32,091,097	$764,545,453

[1] Contract unit transactions
Units Outstanding at December 31, 2015	177,484,329	75,232,186	82,237,224	73,470,430	17,415,769	301,890,130	22,499,004	93,945,773	2,744,048	49,245,421

Units Issued	63,932,232	34,832,204	24,231,229	19,447,077	7,698,268	46,540,617	18,566,794	38,509,339	2,281,209	18,361,554
Units Redeemed	(28,400,403)	(12,158,121)	(15,893,974)	(12,455,051)	(7,111,534)	(52,893,745)	(8,512,247)	(24,487,236)	(1,941,459)	(12,825,003)

Units Outstanding at December 31, 2016	213,016,158	97,906,269	90,574,479	80,462,456	18,002,503	295,537,002	32,553,551	107,967,876	3,083,798	54,781,972

See notes to the financial statements.
36

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2016

	JNL/Capital Guardian Global Balanced Fund - A	JNL/Capital Guardian Global Diversified Research Fund - A (b)	JNL/Causeway International Value Select Fund - A	JNL/Crescent High Income Fund - A (a)	JNL/DFA U.S. Core Equity Fund - A	JNL/DoubleLine Emerging Markets Fixed Income Fund - A (a)	JNL/DoubleLine Shiller Enhanced CAPE Fund - A	JNL/Eastspring Investments Asia ex-Japan Fund - A (b)	JNL/FPA + DoubleLine Flexible Allocation - A	JNL/Franklin Templeton Founding Strategy Fund - A
Operations
Net investment income (loss)	$(6,332,094)	$1,520,970	$(1,132,375)	$(194,611)	$(2,238,257)	$(13,853)	$33,281	$1,121,138	$(7,267,724)	$(18,981,441)
Net realized gain (loss) on investments	31,773,387	86,530,474	(13,592,509)	504,267	23,918,191	10,115	942,926	(23,163,012)	(28,834,045)	26,368,594
Net change in unrealized appreciation
(depreciation) on investments	(7,527,390)	(70,191,483)	8,009,508	621,901	61,040,118	3,422	6,051,530	24,790,422	67,766,285	138,896,440
Net increase (decrease) in net assets
from operations	17,913,903	17,859,961	(6,715,376)	931,557	82,720,052	(316)	7,027,737	2,748,548	31,664,516	146,283,593

Contract transactions [1]
Purchase payments (Note 4)	22,368,013	8,242,175	21,361,459	10,909,149	70,841,127	1,602,437	14,613,583	1,623,710	68,356,498	51,634,788
Surrenders and terminations	(32,025,215)	(7,583,914)	(21,778,553)	(633,663)	(31,794,420)	(62,735)	(2,137,934)	(1,429,554)	(107,803,030)	(93,436,243)
Transfers between Investment Divisions	(2,649,427)	(448,037,169)	(3,630,648)	14,579,680	100,124,055	1,803,721	46,890,006	(102,541,379)	(303,066,896)	(60,458,711)
Contract owner charges (Note 3)	(5,145,473)	(1,458,081)	(4,987,443)	(107,711)	(7,574,965)	(1,139)	(30,638)	(407,463)	(26,567,622)	(16,510,408)
Net increase (decrease) in net assets from
contract transactions	(17,452,102)	(448,836,989)	(9,035,185)	24,747,455	131,595,797	3,342,284	59,335,017	(102,754,686)	(369,081,050)	(118,770,574)

Net increase (decrease) in net assets	461,801	(430,977,028)	(15,750,561)	25,679,012	214,315,849	3,341,968	66,362,754	(100,006,138)	(337,416,534)	27,513,019

Net assets beginning of period	434,382,446	430,977,028	437,974,755	—	613,326,307	—	16,146,791	100,006,138	2,259,091,190	1,341,037,155

Net assets end of period	$434,844,247	$—	$422,224,194	$25,679,012	$827,642,156	$3,341,968	$82,509,545	$—	$1,921,674,656	$1,368,550,174

[1] Contract unit transactions
Units Outstanding at December 31, 2015	32,309,845	12,538,671	33,824,451	—	23,832,657	—	1,473,341	14,223,291	184,904,106	120,927,163

Units Issued	5,959,756	973,749	5,948,889	7,704,361	9,434,237	486,574	5,754,809	1,250,130	14,637,977	11,548,727
Units Redeemed	(7,337,974)	(13,512,420)	(6,774,255)	(5,248,009)	(4,782,104)	(165,717)	(829,994)	(15,473,421)	(45,764,902)	(22,280,107)

Units Outstanding at December 31, 2016	30,931,627	—	32,999,085	2,456,352	28,484,790	320,857	6,398,156	—	153,777,181	110,195,783

(a) Commencement of operations April 25, 2016.
(b) The period is from January 1, 2016 through April 25, 2016, the date the Fund was acquired. The respective acquisitions can be found on page 66 of the Notes to Financial Statements.

See notes to the financial statements.
37

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2016

	JNL/Franklin Templeton Global Growth Fund - A	JNL/Franklin Templeton Global Multisector Bond Fund - A	JNL/Franklin Templeton Income Fund - A	JNL/Franklin Templeton International Small Cap Growth Fund - A	JNL/Franklin Templeton Mutual Shares Fund - A	JNL/Goldman Sachs Core Plus Bond Fund - A	JNL/Goldman Sachs Emerging Markets Debt Fund - A	JNL/Goldman Sachs Mid Cap Value Fund - A	JNL/Goldman Sachs U.S. Equity Flex Fund - A	JNL/Harris Oakmark Global Equity Fund - A
Operations
Net investment income (loss)	$2,616,884	$(8,533,751)	$55,626,996	$351,720	$5,946,925	$9,996,567	$(2,018,884)	$(9,583,306)	$(3,537,550)	$3,309
Net realized gain (loss) on investments	20,357,504	(26,987,746)	(12,402,341)	(3,338,037)	46,553,939	(3,884,042)	(10,118,864)	(22,292,397)	24,948,308	(58,461)
Net change in unrealized appreciation
(depreciation) on investments	13,157,232	48,658,831	157,690,309	(11,882,604)	26,374,001	(1,890,087)	22,959,851	108,564,638	(3,811,266)	1,533,028
Net increase (decrease) in net assets
from operations	36,131,620	13,137,334	200,914,964	(14,868,921)	78,874,865	4,222,438	10,822,103	76,688,935	17,599,492	1,477,876

Contract transactions [1]
Purchase payments (Note 4)	25,492,381	46,204,523	111,096,870	41,728,926	30,223,732	94,240,427	3,743,221	51,549,476	25,001,956	3,838,288
Surrenders and terminations	(23,317,067)	(33,753,283)	(111,714,429)	(21,965,151)	(33,472,204)	(65,608,337)	(10,438,076)	(31,747,654)	(20,015,393)	(399,162)
Transfers between Investment Divisions	(23,894,987)	(72,024,419)	(27,688,645)	(73,118,958)	(14,560,549)	18,368,245	(9,045,757)	(30,125,423)	(58,616,964)	2,031,510
Contract owner charges (Note 3)	(5,490,847)	(6,792,021)	(19,865,371)	(5,902,870)	(7,619,433)	(11,287,065)	(1,528,707)	(8,711,837)	(3,976,520)	(3,434)
Net increase (decrease) in net assets from
contract transactions	(27,210,520)	(66,365,200)	(48,171,575)	(59,258,053)	(25,428,454)	35,713,270	(17,269,319)	(19,035,438)	(57,606,921)	5,467,202

Net increase (decrease) in net assets	8,921,100	(53,227,866)	152,743,389	(74,126,974)	53,446,411	39,935,708	(6,447,216)	57,653,497	(40,007,429)	6,945,078

Net assets beginning of period	428,989,612	681,887,395	1,673,566,923	541,130,272	582,264,369	883,013,079	145,685,901	655,101,947	355,250,999	7,834,135

Net assets end of period	$437,910,712	$628,659,529	$1,826,310,312	$467,003,298	$635,710,780	$922,948,787	$139,238,685	$712,755,444	$315,243,570	$14,779,213

[1] Contract unit transactions
Units Outstanding at December 31, 2015	42,763,056	61,593,738	130,229,653	53,457,927	50,956,197	34,957,980	13,269,250	35,544,822	27,432,097	890,400

Units Issued	6,142,813	10,588,170	19,590,315	10,387,765	6,706,071	11,299,033	1,961,557	6,436,825	4,982,745	1,003,110
Units Redeemed	(8,940,650)	(16,763,796)	(23,831,884)	(16,666,214)	(8,961,243)	(10,202,604)	(3,477,704)	(7,527,709)	(9,615,429)	(384,414)

Units Outstanding at December 31, 2016	39,965,219	55,418,112	125,988,084	47,179,478	48,701,025	36,054,409	11,753,103	34,453,938	22,799,413	1,509,096

See notes to the financial statements.
38

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2016

	JNL/Invesco China-India Fund - A	JNL/Invesco Global Real Estate Fund - A	JNL/Invesco International Growth Fund - A	JNL/Invesco Large Cap Growth Fund - A (a)	JNL/Invesco Mid Cap Value Fund - A	JNL/Invesco Small Cap Growth Fund - A	JNL/JPMorgan MidCap Growth Fund - A	JNL/JPMorgan U.S. Government & Quality Bond Fund - A	JNL/Lazard Emerging Markets Fund - A	JNL/MC 10 x 10 Fund - A
Operations
Net investment income (loss)	$(1,556,753)	$7,851,092	$2,908,020	$(2,409,027)	$(2,911,081)	$(13,386,663)	$(13,004,154)	$4,578,881	$3,248,098	$(5,156,039)
Net realized gain (loss) on investments	4,163,637	28,464,848	15,928,410	(71,660,399)	10,909,910	16,352,140	45,164,828	(3,666,039)	(18,756,835)	11,752,760
Net change in unrealized appreciation
(depreciation) on investments	(21,161,327)	(30,019,965)	(39,835,786)	38,508,763	30,815,954	89,037,497	(49,089,034)	(5,023,491)	75,808,953	28,724,655
Net increase (decrease) in net assets
from operations	(18,554,443)	6,295,975	(20,999,356)	(35,560,663)	38,814,783	92,002,974	(16,928,360)	(4,110,649)	60,300,216	35,321,376

Contract transactions [1]
Purchase payments (Note 4)	18,641,238	107,973,662	77,523,218	13,786,331	26,758,743	118,353,828	89,589,243	134,552,541	9,864,995	18,864,706
Surrenders and terminations	(21,066,598)	(66,993,430)	(35,862,370)	(8,989,739)	(16,625,458)	(41,450,622)	(48,702,993)	(84,453,219)	(23,283,588)	(20,277,968)
Transfers between Investment Divisions	63,747,547	(49,137,918)	35,147,910	(603,725,002)	18,567,347	39,032,512	(167,951,954)	104,423,136	(19,675,846)	(6,860,585)
Contract owner charges (Note 3)	(4,993,571)	(15,623,017)	(8,730,663)	(2,148,714)	(3,501,934)	(10,971,696)	(10,135,384)	(10,798,310)	(3,903,490)	(4,521,252)
Net increase (decrease) in net assets from
contract transactions	56,328,616	(23,780,703)	68,078,095	(601,077,124)	25,198,698	104,964,022	(137,201,088)	143,724,148	(36,997,929)	(12,795,099)

Net increase (decrease) in net assets	37,774,173	(17,484,728)	47,078,739	(636,637,787)	64,013,481	196,966,996	(154,129,448)	139,613,499	23,302,287	22,526,277

Net assets beginning of period	334,512,797	1,307,859,440	748,807,046	636,637,787	276,598,293	935,307,493	1,069,598,109	761,725,117	361,718,936	370,035,817

Net assets end of period	$372,286,970	$1,290,374,712	$795,885,785	$—	$340,611,774	$1,132,274,489	$915,468,661	$901,338,616	$385,021,223	$392,562,094

[1] Contract unit transactions
Units Outstanding at December 31, 2015	45,373,484	79,884,776	38,012,937	33,107,772	11,289,982	37,628,440	26,422,269	37,237,550	35,629,995	29,808,581

Units Issued	25,033,636	19,778,971	11,383,477	2,874,324	3,767,592	15,223,867	5,117,444	29,892,176	4,132,433	5,664,208
Units Redeemed	(17,499,119)	(21,880,945)	(8,119,450)	(35,982,096)	(2,862,337)	(11,571,884)	(8,907,586)	(23,593,468)	(7,662,734)	(6,846,289)

Units Outstanding at December 31, 2016	52,908,001	77,782,802	41,276,964	—	12,195,237	41,280,423	22,632,127	43,536,258	32,099,694	28,626,500

(a) The period is from January 1, 2016 through April 25, 2016, the date the Fund was acquired. The respective acquisition can be found on page 66 of the Notes to Financial Statements.

See notes to the financial statements.
39

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2016

	JNL/MC Bond Index Fund - A	JNL/MC Emerging Markets Index Fund - A	JNL/MC European 30 Fund - A	JNL/MC Index 5 Fund - A	JNL/MC International Index Fund - A	JNL/MC Pacific Rim 30 Fund - A	JNL/MC S&P 400 MidCap Index Fund - A	JNL/MC S&P 500 Index Fund - A	JNL/MC Small Cap Index Fund - A	JNL/MC Utilities Sector Fund - A
Operations
Net investment income (loss)	$(5,084,298)	$3,175,544	$5,594,025	$(9,936,630)	$(11,463,956)	$1,071,671	$(21,154,445)	$(52,031,738)	$(11,952,789)	$585,490
Net realized gain (loss) on investments	(1,317,983)	(21,314,803)	(24,789,903)	9,155,364	(13,184,686)	723,822	15,603,161	105,463,324	1,781,778	2,955,710
Net change in unrealized appreciation
(depreciation) on investments	8,251,462	56,876,106	3,745,917	70,669,523	20,731,850	11,784,664	308,991,454	343,982,502	315,833,677	3,469,238
Net increase (decrease) in net assets
from operations	1,849,181	38,736,847	(15,449,961)	69,888,257	(3,916,792)	13,580,157	303,440,170	397,414,088	305,662,666	7,010,438

Contract transactions [1]
Purchase payments (Note 4)	92,695,447	69,484,968	33,603,018	43,892,369	95,486,507	18,921,220	189,673,047	541,559,519	125,392,929	12,847,318
Surrenders and terminations	(56,758,934)	(23,779,030)	(17,718,539)	(35,407,439)	(49,952,851)	(9,601,605)	(83,936,044)	(200,629,100)	(74,481,423)	(4,247,968)
Transfers between Investment Divisions	56,992,962	127,176,643	(105,170,939)	9,181,741	59,476,072	(31,778,041)	326,959,541	356,403,243	212,463,246	15,860,395
Contract owner charges (Note 3)	(8,455,445)	(7,157,059)	(4,605,019)	(8,740,610)	(10,760,794)	(2,409,590)	(18,819,787)	(43,949,905)	(13,397,501)	(57,149)
Net increase (decrease) in net assets from
contract transactions	84,474,030	165,725,522	(93,891,479)	8,926,061	94,248,934	(24,868,016)	413,876,757	653,383,757	249,977,251	24,402,596

Net increase (decrease) in net assets	86,323,211	204,462,369	(109,341,440)	78,814,318	90,332,142	(11,287,859)	717,316,927	1,050,797,845	555,639,917	31,413,034

Net assets beginning of period	728,110,815	472,165,957	433,279,702	685,602,343	1,004,071,344	219,873,417	1,500,007,274	3,706,169,520	1,176,865,861	40,434,681

Net assets end of period	$814,434,026	$676,628,326	$323,938,262	$764,416,661	$1,094,403,486	$208,585,558	$2,217,324,201	$4,756,967,365	$1,732,505,778	$71,847,715

[1] Contract unit transactions
Units Outstanding at December 31, 2015	51,661,921	60,211,129	31,078,559	53,341,581	59,596,186	13,507,062	58,796,865	206,598,280	54,213,191	3,629,079

Units Issued	27,231,811	40,823,377	6,624,772	8,708,447	16,465,164	3,999,068	27,034,140	80,132,070	21,147,803	4,147,516
Units Redeemed	(21,640,463)	(21,602,850)	(13,779,514)	(8,272,812)	(10,952,785)	(5,678,010)	(12,656,809)	(46,134,639)	(11,161,704)	(2,201,107)

Units Outstanding at December 31, 2016	57,253,269	79,431,656	23,923,817	53,777,216	65,108,565	11,828,120	73,174,196	240,595,711	64,199,290	5,575,488

See notes to the financial statements.
40

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2016

	JNL/MMRS Conservative Fund - A	JNL/MMRS Growth Fund - A	JNL/MMRS Moderate Fund - A	JNL/Morgan Stanley Mid Cap Growth Fund - A	JNL/Neuberger Berman Strategic Income Fund - A	JNL/Oppenheimer Emerging Markets Innovator Fund - A	JNL/Oppenheimer Global Growth Fund - A	JNL/PIMCO Real Return Fund - A	JNL/PIMCO Total Return Bond Fund - A	JNL/PPM America Floating Rate Income Fund - A
Operations
Net investment income (loss)	$(4,371,975)	$(506,513)	$(2,059,684)	$(1,439,042)	$8,823,862	$(69,127)	$(9,176,552)	$50,753,415	$(32,695,745)	$34,471,849
Net realized gain (loss) on investments	(4,084,537)	(796,207)	(2,927,237)	(3,380,243)	651,184	8,767	35,903,567	(39,659,916)	(19,814,188)	(16,054,914)
Net change in unrealized appreciation
(depreciation) on investments	20,140,689	2,072,871	8,935,700	(5,004,283)	7,195,290	(118,327)	(35,892,573)	28,620,335	92,351,576	66,756,616
Net increase (decrease) in net assets
from operations	11,684,177	770,151	3,948,779	(9,823,568)	16,670,336	(178,687)	(9,165,558)	39,713,834	39,841,643	85,173,551

Contract transactions [1]
Purchase payments (Note 4)	18,346,214	5,947,967	21,222,102	16,078,202	51,316,560	3,193,164	67,997,117	66,010,920	199,447,306	108,855,583
Surrenders and terminations	(40,963,053)	(2,549,508)	(16,802,574)	(3,823,139)	(23,040,408)	(239,690)	(60,522,156)	(80,338,835)	(223,607,064)	(74,175,098)
Transfers between Investment Divisions	(54,791,950)	(10,571,700)	(33,412,360)	(797,236)	59,511,457	1,613,619	278,173,781	10,953,992	(69,395,484)	(5,137,065)
Contract owner charges (Note 3)	(443,974)	(44,366)	(192,987)	(1,451,373)	(5,605,850)	(5,448)	(14,078,915)	(14,023,929)	(35,836,102)	(12,129,630)
Net increase (decrease) in net assets from
contract transactions	(77,852,763)	(7,217,607)	(29,185,819)	10,006,454	82,181,759	4,561,645	271,569,827	(17,397,852)	(129,391,344)	17,413,790

Net increase (decrease) in net assets	(66,168,586)	(6,447,456)	(25,237,040)	182,886	98,852,095	4,382,958	262,404,269	22,315,982	(89,549,701)	102,587,341

Net assets beginning of period	445,451,468	51,577,436	206,680,698	102,044,648	400,062,597	4,549,021	939,327,135	1,111,945,657	3,046,391,531	1,180,388,917

Net assets end of period	$379,282,882	$45,129,980	$181,443,658	$102,227,534	$498,914,692	$8,931,979	$1,201,731,404	$1,134,261,639	$2,956,841,830	$1,282,976,258

[1] Contract unit transactions
Units Outstanding at December 31, 2015	44,243,432	5,327,939	21,077,705	8,553,981	38,704,677	539,405	49,190,842	85,311,445	155,692,979	113,073,688

Units Issued	3,506,190	1,039,250	3,444,295	3,571,656	20,253,177	1,036,374	33,316,801	17,240,615	29,615,184	37,332,596
Units Redeemed	(11,144,784)	(1,779,122)	(6,391,188)	(2,685,587)	(12,764,008)	(500,722)	(19,020,775)	(18,762,663)	(36,807,011)	(36,676,232)

Units Outstanding at December 31, 2016	36,604,838	4,588,067	18,130,812	9,440,050	46,193,846	1,075,057	63,486,868	83,789,397	148,501,152	113,730,052

See notes to the financial statements.
41

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2016

	JNL/PPM America High Yield Bond Fund - A	JNL/PPM America Mid Cap Value Fund - A	JNL/PPM America Small Cap Value Fund - A	JNL/PPM America Total Return Fund - A (a)	JNL/PPM America Value Equity Fund - A	JNL/Red Rocks Listed Private Equity Fund - A	JNL/S&P 4 Fund - A	JNL/S&P Competitive Advantage Fund - A	JNL/S&P Dividend Income & Growth Fund - A	JNL/S&P International 5 Fund - A
Operations
Net investment income (loss)	$(18,354,784)	$(3,248,867)	$(6,536,038)	$4,476,803	$749,489	$12,491,395	$(86,486,047)	$(4,548,004)	$33,601,226	$707,562
Net realized gain (loss) on investments	(60,220,517)	28,242,328	(10,153,386)	(204,996)	3,945,641	35,064,453	24,745,176	80,367,928	166,690,060	(378,065)
Net change in unrealized appreciation
(depreciation) on investments	289,082,900	78,239,683	135,084,290	(3,704,439)	24,187,542	(21,700,681)	575,280,158	(36,084,660)	199,708,674	1,231,687
Net increase (decrease) in net assets
from operations	210,507,599	103,233,144	118,394,866	567,368	28,882,672	25,855,167	513,539,287	39,735,264	399,999,960	1,561,184

Contract transactions [1]
Purchase payments (Note 4)	114,622,247	49,453,713	56,647,713	53,275,902	9,853,978	13,791,156	663,293,138	113,703,453	356,843,543	4,464,472
Surrenders and terminations	(98,185,720)	(21,319,767)	(22,912,824)	(6,319,550)	(10,763,192)	(26,759,365)	(298,115,249)	(48,058,315)	(157,074,225)	(1,571,997)
Transfers between Investment Divisions	56,563,659	248,827,869	226,869,293	142,086,175	26,779,709	(45,376,682)	(126,465,617)	(84,328,052)	984,595,679	(682,455)
Contract owner charges (Note 3)	(15,972,382)	(4,817,930)	(5,971,289)	(1,339,841)	(1,530,514)	(3,212,598)	(72,477,719)	(12,208,548)	(35,253,827)	(21,735)
Net increase (decrease) in net assets from
contract transactions	57,027,804	272,143,885	254,632,893	187,702,686	24,339,981	(61,557,489)	166,234,553	(30,891,462)	1,149,111,170	2,188,285

Net increase (decrease) in net assets	267,535,403	375,377,029	373,027,759	188,270,054	53,222,653	(35,702,322)	679,773,840	8,843,802	1,549,111,130	3,749,469

Net assets beginning of period	1,359,848,171	290,871,369	354,268,899	45,461,189	153,098,079	453,158,756	5,961,071,462	1,017,895,196	2,109,657,408	20,176,392

Net assets end of period	$1,627,383,574	$666,248,398	$727,296,658	$233,731,243	$206,320,732	$417,456,434	$6,640,845,302	$1,026,738,998	$3,658,768,538	$23,925,861

[1] Contract unit transactions
Units Outstanding at December 31, 2015	76,516,581	19,267,246	23,863,493	2,904,866	5,948,945	31,138,446	317,277,974	49,066,405	118,250,060	2,208,789

Units Issued	38,450,028	24,798,978	26,326,955	18,638,045	2,286,446	2,492,647	77,043,117	15,610,796	82,068,907	1,185,198
Units Redeemed	(36,019,111)	(8,915,909)	(12,228,258)	(7,229,681)	(1,590,415)	(6,831,969)	(70,076,192)	(17,363,153)	(24,157,835)	(949,674)

Units Outstanding at December 31, 2016	78,947,498	35,150,315	37,962,190	14,313,230	6,644,976	26,799,124	324,244,899	47,314,048	176,161,132	2,444,313

(a) On April 25, 2016, JNL/PPM America Total Return Fund was created in the JNL Series Trust to facilitate an acquisition of a fund with the same name which was a series in JNL Investors Series Trust. Although the fund in JNL Investors Series Trust was legally dissolved, it is considered the acquiring fund for financial reporting purposes, and as a result, the Statement of Changes in Net Assets includes activity of the acquiring fund formerly in JNL Investors Series Trust for the period January 1, 2016 through April 24, 2016 and the acquired fund in JNL Series Trust for the period after April 24, 2016.
See notes to the financial statements.
42

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2016

	JNL/S&P Intrinsic Value Fund - A	JNL/S&P Managed Aggressive Growth Fund - A	JNL/S&P Managed Conservative Fund - A	JNL/S&P Managed Growth Fund - A	JNL/S&P Managed Moderate Fund - A	JNL/S&P Managed Moderate Growth Fund - A	JNL/S&P Mid 3 Fund - A	JNL/S&P Total Yield Fund - A	JNL/Scout Unconstrained Bond Fund - A	JNL/T. Rowe Price Established Growth Fund - A
Operations
Net investment income (loss)	$9,318,179	$(23,644,771)	$(21,631,770)	$(65,479,782)	$(42,844,096)	$(79,706,021)	$499,572	$2,347,789	$(83,509)	$(46,279,667)
Net realized gain (loss) on investments	(64,747,347)	51,498,422	19,027,241	111,166,157	48,944,112	120,969,915	(6,291,075)	(22,530,298)	156,554	63,271,378
Net change in unrealized appreciation
(depreciation) on investments	83,094,614	46,032,304	53,611,490	153,694,004	112,019,324	179,809,715	40,892,171	70,320,516	1,042,251	(25,341,479)
Net increase (decrease) in net assets
from operations	27,665,446	73,885,955	51,006,961	199,380,379	118,119,340	221,073,609	35,100,668	50,138,007	1,115,296	(8,349,768)

Contract transactions [1]
Purchase payments (Note 4)	61,418,474	133,026,401	97,717,268	275,236,198	164,190,825	305,362,315	29,955,747	51,928,678	7,592,473	383,218,803
Surrenders and terminations	(41,714,685)	(81,199,783)	(126,678,416)	(223,786,956)	(198,292,923)	(336,476,982)	(9,864,630)	(27,322,049)	(2,210,217)	(167,992,963)
Transfers between Investment Divisions	(137,489,701)	(81,424,789)	53,546,347	(109,448,688)	(30,931,840)	(136,183,941)	5,755,298	16,737,129	7,731,192	(339,214,181)
Contract owner charges (Note 3)	(10,480,098)	(21,252,586)	(18,399,181)	(59,647,604)	(38,353,962)	(72,660,871)	(2,337,404)	(6,248,416)	(21,329)	(36,950,345)
Net increase (decrease) in net assets from
contract transactions	(128,266,010)	(50,850,757)	6,186,018	(117,647,050)	(103,387,900)	(239,959,479)	23,509,011	35,095,342	13,092,119	(160,938,686)

Net increase (decrease) in net assets	(100,600,564)	23,035,198	57,192,979	81,733,329	14,731,440	(18,885,870)	58,609,679	85,233,349	14,207,415	(169,288,454)

Net assets beginning of period	889,029,313	1,664,641,074	1,389,795,865	4,587,195,037	2,971,041,883	5,606,996,994	218,006,849	477,082,076	31,987,898	3,513,720,842

Net assets end of period	$788,428,749	$1,687,676,272	$1,446,988,844	$4,668,928,366	$2,985,773,323	$5,588,111,124	$276,616,528	$562,315,425	$46,195,313	$3,344,432,388

[1] Contract unit transactions
Units Outstanding at December 31, 2015	47,145,550	82,113,282	105,545,946	226,173,180	201,530,711	295,689,459	21,868,202	28,135,920	3,401,703	64,602,826

Units Issued	10,639,672	14,343,914	28,028,932	31,086,633	26,245,738	36,368,572	9,394,384	12,373,101	2,485,371	14,810,397
Units Redeemed	(17,612,633)	(16,999,235)	(27,731,522)	(37,259,110)	(33,562,303)	(49,621,026)	(7,417,389)	(10,726,675)	(1,138,171)	(18,437,663)

Units Outstanding at December 31, 2016	40,172,589	79,457,961	105,843,356	220,000,703	194,214,146	282,437,005	23,845,197	29,782,346	4,748,903	60,975,560

See notes to the financial statements.
43

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2016

	JNL/T. Rowe Price Mid-Cap Growth Fund - A	JNL/T. Rowe Price Short-Term Bond Fund - A	JNL/T. Rowe Price Value Fund - A	JNL/Westchester Capital Event Driven Fund - A	JNL/WMC Balanced Fund - A	JNL/WMC Money Market Fund - A	JNL/WMC Value Fund - A	JNL/MC Communications Sector Fund - A	JNL/MC Consumer Brands Sector Fund - A	JNL/MC Dow Index Fund - A
Operations
Net investment income (loss)	$(45,808,289)	$(1,551,801)	$6,908,610	$(33,164)	$677,218	$(23,672,882)	$(2,267,463)	$1,569,978	$(6,436,384)	$(7,334,050)
Net realized gain (loss) on investments	65,033,856	(1,978,043)	107,384,337	(3,559)	207,325,000	31,036	7,650,010	10,611,564	26,372,375	29,321,635
Net change in unrealized appreciation
(depreciation) on investments	123,204,152	3,704,463	14,346,129	89,468	264,575,726	—	67,455,145	10,316,141	14,615,546	44,762,757
Net increase (decrease) in net assets
from operations	142,429,719	174,619	128,639,076	52,745	472,577,944	(23,641,846)	72,837,692	22,497,683	34,551,537	66,750,342

Contract transactions [1]
Purchase payments (Note 4)	319,054,563	171,562,183	129,990,559	648,396	789,001,043	532,093,084	44,961,590	7,292,935	100,301,094	28,457,339
Surrenders and terminations	(166,251,752)	(77,498,058)	(71,695,578)	(208,658)	(281,986,238)	(384,761,120)	(35,389,693)	(7,811,521)	(46,260,271)	(37,566,047)
Transfers between Investment Divisions	(79,692,844)	1,204,254	8,459,867	(200,439)	535,225,841	(80,327,791)	9,267,036	4,492,902	(150,199,434)	10,478,575
Contract owner charges (Note 3)	(40,304,908)	(10,218,607)	(14,721,315)	(2,382)	(59,130,231)	(20,037,943)	(7,215,222)	(1,171,748)	(10,175,445)	(5,245,218)
Net increase (decrease) in net assets from
contract transactions	32,805,059	85,049,772	52,033,533	236,917	983,110,415	46,966,230	11,623,711	2,802,568	(106,334,056)	(3,875,351)

Net increase (decrease) in net assets	175,234,778	85,224,391	180,672,609	289,662	1,455,688,359	23,324,384	84,461,403	25,300,251	(71,782,519)	62,874,991

Net assets beginning of period	3,180,255,113	901,709,313	1,327,464,465	2,962,618	4,591,554,609	1,489,593,582	619,043,802	104,278,370	908,533,027	495,119,505

Net assets end of period	$3,355,489,891	$986,933,704	$1,508,137,074	$3,252,280	$6,047,242,968	$1,512,917,966	$703,505,205	$129,578,621	$836,750,508	$557,994,496

[1] Contract unit transactions
Units Outstanding at December 31, 2015	38,666,078	87,680,028	54,205,601	314,473	116,456,855	124,377,547	20,728,273	13,219,295	39,281,788	33,833,438

Units Issued	8,414,834	47,598,133	13,972,836	248,756	39,149,935	166,331,099	5,182,060	3,876,272	12,395,065	7,611,595
Units Redeemed	(8,309,072)	(39,625,369)	(12,072,318)	(223,407)	(16,087,552)	(163,188,126)	(4,897,561)	(3,806,040)	(17,374,452)	(8,163,365)

Units Outstanding at December 31, 2016	38,771,840	95,652,792	56,106,119	339,822	139,519,238	127,520,520	21,012,772	13,289,527	34,302,401	33,281,668

See notes to the financial statements.
44

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2016

	JNL/MC Financial Sector Fund - A	JNL/MC Global 30 Fund - A	JNL/MC Healthcare Sector Fund - A	JNL/MC JNL 5 Fund - A	JNL/MC Nasdaq 100 Fund - A	JNL/MC Oil & Gas Sector Fund - A	JNL/MC S&P 24 Fund - A	JNL/MC S&P SMid 60 Fund - A	JNL/MC Technology Sector Fund - A
Operations
Net investment income (loss)	$591,561	$(4,926,724)	$8,074,818	$27,291,084	$(2,960,114)	$8,286,701	$(2,235,571)	$(1,967,931)	$(8,416,538)
Net realized gain (loss) on investments	26,624,694	10,202,663	200,392,817	77,028,860	114,240,899	(45,262,106)	(21,470,748)	(15,906,386)	45,362,440
Net change in unrealized appreciation
(depreciation) on investments	113,139,755	11,308,196	(357,174,184)	165,083,988	(56,089,191)	371,436,170	28,107,584	157,793,609	90,208,341
Net increase (decrease) in net assets
from operations	140,356,010	16,584,135	(148,706,549)	269,403,932	55,191,594	334,460,765	4,401,265	139,919,292	127,154,243

Contract transactions [1]
Purchase payments (Note 4)	70,372,818	11,076,968	240,264,122	60,116,516	116,035,984	155,529,761	14,331,103	58,031,056	122,572,176
Surrenders and terminations	(33,130,291)	(28,687,707)	(124,312,737)	(248,859,495)	(42,915,861)	(73,613,244)	(45,467,254)	(24,266,037)	(61,910,212)
Transfers between Investment Divisions	193,611,720	(12,103,984)	(479,607,995)	(138,636,251)	113,994,201	237,248,743	(28,131,816)	297,110,568	(10,957,834)
Contract owner charges (Note 3)	(7,785,291)	(2,850,671)	(30,176,784)	(23,146,156)	(10,123,878)	(17,629,233)	(4,802,519)	(5,043,932)	(14,300,663)
Net increase (decrease) in net assets from
contract transactions	223,068,956	(32,565,394)	(393,833,394)	(350,525,386)	176,990,446	301,536,027	(64,070,486)	325,831,655	35,403,467

Net increase (decrease) in net assets	363,424,966	(15,981,259)	(542,539,943)	(81,121,454)	232,182,040	635,996,792	(59,669,221)	465,750,947	162,557,710

Net assets beginning of period	656,579,776	353,707,369	2,840,786,231	2,829,536,007	836,207,228	1,103,030,194	583,190,307	315,207,899	1,172,349,636

Net assets end of period	$1,020,004,742	$337,726,110	$2,298,246,288	$2,748,414,553	$1,068,389,268	$1,739,026,986	$523,521,086	$780,958,846	$1,334,907,346

[1] Contract unit transactions
Units Outstanding at December 31, 2015	56,107,631	20,519,751	105,322,059	166,512,131	38,562,633	40,316,902	41,101,536	20,761,477	102,218,393

Units Issued	33,873,733	3,156,477	18,936,201	11,751,526	18,754,117	19,855,511	4,275,865	25,652,666	32,801,184
Units Redeemed	(19,034,028)	(5,122,278)	(34,879,338)	(32,155,783)	(11,236,161)	(9,653,120)	(9,005,299)	(7,621,024)	(31,316,273)

Units Outstanding at December 31, 2016	70,947,336	18,553,950	89,378,922	146,107,874	46,080,589	50,519,293	36,372,102	38,793,119	103,703,304

See notes to the financial statements.
45

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	CG - Alt 100 Conservative Fund (a)	CG - Alt 100 Growth Fund (a)	CG - Institutional Alt 65 Fund (a)	CG - International Conservative Fund (a)	CG - International Growth Fund (a)	CG - International Moderate Fund (a)	CG - Multi-Strategy Income Fund (a)	CG - Tactical Maximum Growth Fund (a)	CG - Tactical Moderate Growth Fund (a)	Curian Dynamic Risk Advantage - Diversified Fund (a)
Operations
Net investment income (loss)	$290,025	$1,395,987	$1,791,720	$14,324	$61,640	$80,974	$440,388	$1,060,066	$2,366,847	$405,839
Net realized gain (loss) on investments	1,050,931	1,800,022	8,711,461	(171,251)	92,334	(240,045)	(10,317)	8,286,634	24,223,702	16,398,948
Net change in unrealized appreciation
(depreciation) on investments	(265,790)	66,980	(5,604,255)	181,175	236,732	452,303	198,214	(5,054,300)	(10,860,176)	(10,237,793)
Net increase (decrease) in net assets
from operations	1,075,166	3,262,989	4,898,926	24,248	390,706	293,232	628,285	4,292,400	15,730,373	6,566,994

Contract transactions [1]
Purchase payments (Note 4)	3,268,188	7,631,221	5,674,014	1,237,870	722,761	1,307,742	3,220,508	4,308,130	13,990,909	14,668,420
Surrenders and terminations	(643,061)	(1,526,318)	(1,616,943)	(107,858)	(66,538)	(103,364)	(746,796)	(1,587,777)	(4,628,682)	(6,259,014)
Transfers between Investment Divisions	(37,993,122)	(113,532,591)	(133,254,689)	(5,812,769)	(8,773,820)	(11,774,437)	(40,735,195)	(99,135,643)	(312,494,659)	(259,050,015)
Contract owner charges (Note 3)	(4,646)	(33,550)	(49,212)	(264)	(1,111)	(1,508)	(14,216)	(24,512)	(91,171)	(92,055)
Net increase (decrease) in net assets from
contract transactions	(35,372,641)	(107,461,238)	(129,246,830)	(4,683,021)	(8,118,708)	(10,571,567)	(38,275,699)	(96,439,802)	(303,223,603)	(250,732,664)

Net increase (decrease) in net assets	(34,297,475)	(104,198,249)	(124,347,904)	(4,658,773)	(7,728,002)	(10,278,335)	(37,647,414)	(92,147,402)	(287,493,230)	(244,165,670)

Net assets beginning of period	34,297,475	104,198,249	124,347,904	4,658,773	7,728,002	10,278,335	37,647,414	92,147,402	287,493,230	244,165,670

Net assets end of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

[1] Contract unit transactions
Units Outstanding at December 31, 2014	3,443,968	10,191,728	11,019,441	493,681	797,648	1,079,686	3,864,800	7,728,797	24,365,554	23,213,843

Units Issued	397,935	939,098	655,439	203,707	115,847	163,725	592,395	479,847	1,833,769	1,959,399
Units Redeemed	(3,841,903)	(11,130,826)	(11,674,880)	(697,388)	(913,495)	(1,243,411)	(4,457,195)	(8,208,644)	(26,199,323)	(25,173,242)

Units Outstanding at December 31, 2015	—	—	—	—	—	—	—	—	—	—

(a) The period is from January 1, 2015 through April 27, 2015, the date the Fund was acquired.

See notes to the financial statements.
46

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	Curian Dynamic Risk Advantage - Growth Fund (a)	Curian Dynamic Risk Advantage - Income Fund (a)	Curian/Aberdeen Latin America Fund (a)	Curian/Ashmore Emerging Market Small Cap Equity Fund (a)	Curian/Baring International Fixed Income Fund (a)	Curian/ CenterSquare International Real Estate Securities Fund (a)	Curian/PineBridge Merger Arbitrage Fund (a)	Curian/Schroder Emerging Europe Fund (a)	Curian/UBS Global Long Short Fixed Income Opportunities Fund (a)	JG - Alt 100 Fund
Operations
Net investment income (loss)	$(185,456)	$3,889,181	$(4,999)	$(4,176)	$(13,394)	$40,838	$(208,758)	$(10,033)	$479,500	$488,918
Net realized gain (loss) on investments	(1,102,448)	5,202,754	(405,221)	125,757	(332,031)	179,820	(291,890)	(511,193)	(865,121)	7,507,325
Net change in unrealized appreciation
(depreciation) on investments	3,123,663	(6,488,403)	346,022	289,643	230,235	280,738	366,004	730,486	565,536	(27,381,944)
Net increase (decrease) in net assets
from operations	1,835,759	2,603,532	(64,198)	411,224	(115,190)	501,396	(134,644)	209,260	179,915	(19,385,701)

Contract transactions [1]
Purchase payments (Note 4)	4,858,544	14,737,730	148,500	340,649	462,788	1,638,079	2,087,074	336,646	979,617	62,174,812
Surrenders and terminations	(1,486,771)	(4,480,988)	(13,459)	(21,499)	(83,958)	(105,219)	(1,512,634)	(44,225)	(1,185,249)	(24,946,224)
Transfers between Investment Divisions	(62,719,237)	(186,613,620)	(1,698,493)	(4,084,207)	(4,155,869)	(9,587,527)	(65,832,508)	(2,920,696)	(14,917,875)	97,971,009
Contract owner charges (Note 3)	(44,578)	(53,735)	(444)	(622)	(261)	(1,377)	(18,055)	(2,058)	(1,940)	(410,114)
Net increase (decrease) in net assets from
contract transactions	(59,392,042)	(176,410,613)	(1,563,896)	(3,765,679)	(3,777,300)	(8,056,044)	(65,276,123)	(2,630,333)	(15,125,447)	134,789,483

Net increase (decrease) in net assets	(57,556,283)	(173,807,081)	(1,628,094)	(3,354,455)	(3,892,490)	(7,554,648)	(65,410,767)	(2,421,073)	(14,945,532)	115,403,782

Net assets beginning of period	57,556,283	173,807,081	1,628,094	3,354,455	3,892,490	7,554,648	65,410,767	2,421,073	14,945,532	330,092,913

Net assets end of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$445,496,695

[1] Contract unit transactions
Units Outstanding at December 31, 2014	6,376,923	15,761,871	235,196	362,779	422,742	817,055	6,716,067	325,423	1,598,506	31,304,731

Units Issued	625,953	2,029,060	93,574	151,944	149,745	267,282	320,113	222,178	285,542	21,751,519
Units Redeemed	(7,002,876)	(17,790,931)	(328,770)	(514,723)	(572,487)	(1,084,337)	(7,036,180)	(547,601)	(1,884,048)	(9,629,107)

Units Outstanding at December 31, 2015	—	—	—	—	—	—	—	—	—	43,427,143

(a) The period is from January 1, 2015 through April 27, 2015, the date the Fund was acquired.

See notes to the financial statements.
47

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JG - Conservative Fund	JG - Equity 100 Fund	JG - Equity Income Fund (a)	JG - Fixed Income 100 Fund	JG - Growth Fund	JG - Interest Rate Opportunities Fund	JG - Maximum Growth Fund	JG - Moderate Fund	JG - Moderate Growth Fund	JG - Real Assets Fund
Operations
Net investment income (loss)	$89,202	$1,019,234	$159,871	$87,429	$1,065,465	$(43,686)	$573,819	$1,957,527	$1,766,665	$(43,007)
Net realized gain (loss) on investments	1,294,891	8,218,216	(728,384)	(448,300)	5,851,192	294,617	6,717,411	10,020,541	15,513,167	(136,455)
Net change in unrealized appreciation
(depreciation) on investments	(4,975,641)	(11,184,480)	(4,485,376)	(2,430,327)	(12,777,498)	(2,630,239)	(18,394,009)	(22,347,656)	(50,635,969)	(1,143,922)
Net increase (decrease) in net assets
from operations	(3,591,548)	(1,947,030)	(5,053,889)	(2,791,198)	(5,860,841)	(2,379,308)	(11,102,779)	(10,369,588)	(33,356,137)	(1,323,384)

Contract transactions [1]
Purchase payments (Note 4)	42,766,278	13,999,809	6,917,966	10,695,472	92,539,647	8,002,742	39,745,985	104,633,307	150,576,092	2,089,175
Surrenders and terminations	(10,853,587)	(4,705,781)	(3,234,974)	(6,200,349)	(6,031,758)	(3,318,299)	(5,903,668)	(24,037,513)	(36,109,235)	(506,707)
Transfers between Investment Divisions	(3,576,712)	(4,640,783)	(60,642,657)	25,830,638	3,753,547	(4,705,607)	83,446,611	(6,015,673)	255,468,140	(2,139,105)
Contract owner charges (Note 3)	(96,295)	(67,477)	(31,044)	(60,339)	(221,443)	(31,662)	(175,146)	(294,717)	(570,204)	(4,113)
Net increase (decrease) in net assets from
contract transactions	28,239,684	4,585,768	(56,990,709)	30,265,422	90,039,993	(52,826)	117,113,782	74,285,404	369,364,793	(560,750)

Net increase (decrease) in net assets	24,648,136	2,638,738	(62,044,598)	27,474,224	84,179,152	(2,432,134)	106,011,003	63,915,816	336,008,656	(1,884,134)

Net assets beginning of period	97,608,053	78,822,197	62,044,598	44,387,395	156,054,897	47,997,450	113,731,523	334,274,451	476,810,694	10,920,077

Net assets end of period	$122,256,189	$81,460,935	$—	$71,861,619	$240,234,049	$45,565,316	$219,742,526	$398,190,267	$812,819,350	$9,035,943

[1] Contract unit transactions
Units Outstanding at December 31, 2014	9,073,125	5,868,055	4,808,921	4,527,313	13,932,162	4,914,300	9,114,335	28,147,630	40,122,145	1,141,507

Units Issued	6,300,759	1,571,859	868,056	6,156,230	11,200,698	1,581,601	11,586,142	12,465,273	40,725,915	396,896
Units Redeemed	(3,687,504)	(1,236,520)	(5,676,977)	(3,116,880)	(3,300,668)	(1,590,065)	(2,672,557)	(6,270,194)	(10,813,440)	(459,943)

Units Outstanding at December 31, 2015	11,686,380	6,203,394	—	7,566,663	21,832,192	4,905,836	18,027,920	34,342,709	70,034,620	1,078,460

(a) The period is from January 1, 2015 through September 28, 2015, the date the Fund was acquired.
See notes to the financial statements.
48

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL Tactical ETF Conservative Fund	JNL Tactical ETF Growth Fund	JNL Tactical ETF Moderate Fund	JNL/American Funds Global Growth Fund	JNL/American Funds Growth Fund	JNL/AQR Risk Parity Fund	JNL/BlackRock Global Long Short Credit Fund	JNL/DFA U.S. Micro Cap Fund	JNL/DoubleLine Total Return Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Operations
Net investment income (loss)	$97,263	$171,457	$81,746	$(354,134)	$(597,531)	$9,658,880	$2,774,155	$(367,862)	$2,787,801	$1,816,949
Net realized gain (loss) on investments	914,283	3,807,077	3,148,140	2,022,823	6,999,489	10,093,721	431,595	12,674,060	438,495	133,621
Net change in unrealized appreciation
(depreciation) on investments	(1,732,902)	(5,995,350)	(5,555,544)	(571,021)	(1,224,455)	(23,456,198)	(5,068,028)	(14,563,546)	(4,472,357)	(2,002,409)
Net increase (decrease) in net assets
from operations	(721,356)	(2,016,816)	(2,325,658)	1,097,668	5,177,503	(3,703,597)	(1,862,278)	(2,257,348)	(1,246,061)	(51,839)

Contract transactions [1]
Purchase payments (Note 4)	23,482,407	42,384,860	53,576,136	34,430,350	58,601,363	12,284,999	16,096,519	9,391,826	100,974,637	11,464,768
Surrenders and terminations	(3,617,471)	(4,277,369)	(7,927,548)	(2,374,871)	(4,705,089)	(1,467,585)	(5,987,697)	(1,573,746)	(9,407,405)	(1,254,800)
Transfers between Investment Divisions	10,380,253	85,129	22,524,905	26,899,425	15,503,797	(1,071,271)	5,029,823	(3,170,340)	206,411,743	9,912,693
Contract owner charges (Note 3)	(30,454)	(86,505)	(105,951)	(28,665)	(68,605)	(13,877)	(33,637)	(26,161)	(394,511)	(10,165)
Net increase (decrease) in net assets from
contract transactions	30,214,735	38,106,115	68,067,542	58,926,239	69,331,466	9,732,266	15,105,008	4,621,579	297,584,464	20,112,496

Net increase (decrease) in net assets	29,493,379	36,089,299	65,741,884	60,023,907	74,508,969	6,028,669	13,242,730	2,364,231	296,338,403	20,060,657

Net assets beginning of period	45,819,993	98,242,884	109,627,946	31,091,576	98,155,499	19,064,846	53,933,018	33,714,578	68,288,775	14,150,165

Net assets end of period	$75,313,372	$134,332,183	$175,369,830	$91,115,483	$172,664,468	$25,093,515	$67,175,748	$36,078,809	$364,627,178	$34,210,822

[1] Contract unit transactions
Units Outstanding at December 31, 2014	4,083,257	7,688,178	9,032,517	2,806,805	6,775,230	1,779,738	5,373,142	2,330,957	6,500,383	1,444,896

Units Issued	3,957,234	4,700,514	6,989,855	6,380,308	7,013,383	2,276,827	4,159,332	1,157,339	32,369,302	3,046,849
Units Redeemed	(1,273,780)	(1,766,840)	(1,447,318)	(1,394,466)	(2,475,638)	(1,418,137)	(2,678,242)	(840,575)	(4,225,467)	(1,031,536)

Units Outstanding at December 31, 2015	6,766,711	10,621,852	14,575,054	7,792,647	11,312,975	2,638,428	6,854,232	2,647,721	34,644,218	3,460,209

See notes to the financial statements.
49

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL/Epoch Global Shareholder Yield Fund	JNL/FAMCO Flex Core Covered Call Fund	JNL/Franklin Templeton Natural Resources Fund (a)	JNL/Lazard International Strategic Equity Fund	JNL/MC Frontier Markets 100 Index Fund	JNL/Neuberger Berman Currency Fund	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	JNL/Nicholas Convertible Arbitrage Fund	JNL/PIMCO Credit Income Fund	JNL/PPM America Long Short Credit Fund
Operations
Net investment income (loss)	$194,915	$971,578	$725,443	$14,531	$2,799,011	$87,187	$(51,860)	$131,749	$655,591	$391,506
Net realized gain (loss) on investments	56,203	3,240,613	(19,560,112)	101,192	8,545,022	6,893	(552,650)	(1,017,617)	354,788	(278,516)
Net change in unrealized appreciation
(depreciation) on investments	(2,029,808)	(9,799,403)	11,803,867	(501,187)	(14,271,384)	(36,260)	(988,980)	(5,023,380)	(2,388,476)	(848,000)
Net increase (decrease) in net assets
from operations	(1,778,690)	(5,587,212)	(7,030,802)	(385,464)	(2,927,351)	57,820	(1,593,490)	(5,909,248)	(1,378,097)	(735,010)

Contract transactions [1]
Purchase payments (Note 4)	7,936,431	31,808,614	6,165,377	14,957,056	4,291,953	1,671,732	3,050,281	9,896,584	20,436,233	3,560,756
Surrenders and terminations	(1,975,232)	(7,893,795)	(988,184)	(928,244)	(1,382,954)	(655,635)	(162,467)	(5,886,245)	(3,053,095)	(1,374,945)
Transfers between Investment Divisions	(2,767,887)	(3,968,352)	(24,936,527)	15,689,105	(1,537,046)	(3,174,476)	866,277	38,794,722	9,236,842	(110,370)
Contract owner charges (Note 3)	(27,957)	(87,813)	(14,920)	(5,541)	(7,093)	(10,822)	(3,541)	(80,356)	(44,363)	(5,944)
Net increase (decrease) in net assets from
contract transactions	3,165,355	19,858,654	(19,774,254)	29,712,376	1,364,860	(2,169,201)	3,750,550	42,724,705	26,575,617	2,069,497

Net increase (decrease) in net assets	1,386,665	14,271,442	(26,805,056)	29,326,912	(1,562,491)	(2,111,381)	2,157,060	36,815,457	25,197,520	1,334,487

Net assets beginning of period	26,393,402	106,384,844	26,805,056	14,612,567	17,185,260	14,461,446	3,124,236	64,332,150	34,347,229	12,692,879

Net assets end of period	$27,780,067	$120,656,286	$—	$43,939,479	$15,622,769	$12,350,065	$5,281,296	$101,147,607	$59,544,749	$14,027,366

[1] Contract unit transactions
Units Outstanding at December 31, 2014	1,941,644	8,696,399	3,615,543	1,300,096	1,674,567	1,447,645	406,539	6,324,371	3,137,658	1,290,169

Units Issued	1,031,906	4,246,633	1,647,521	3,151,768	933,922	359,893	975,153	7,621,725	3,964,915	786,402
Units Redeemed	(800,484)	(2,647,235)	(5,263,064)	(670,887)	(800,917)	(582,015)	(455,237)	(3,594,295)	(1,533,124)	(579,515)

Units Outstanding at December 31, 2015	2,173,066	10,295,797	—	3,780,977	1,807,572	1,225,523	926,455	10,351,801	5,569,449	1,497,056

(a) The period is from January 1, 2015 through September 28, 2015, the date the Fund was acquired.

See notes to the financial statements.
50

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL/T. Rowe Price Capital Appreciation Fund	JNL/The Boston Company Equity Income Fund	JNL/The London Company Focused U.S. Equity Fund	JNL/Van Eck International Gold Fund	JNL/WCM Focused International Equity Fund	JNL Alt 65 Fund - A	JNL Disciplined Growth Fund - A	JNL Disciplined Moderate Fund - A	JNL Disciplined Moderate Growth Fund - A	JNL Institutional Alt 20 Fund - A
Operations
Net investment income (loss)	$(2,019,487)	$(162,302)	$(68,194)	$633,893	$(54,180)	$2,715,893	$7,616,687	$12,043,558	$17,395,661	$14,455,201
Net realized gain (loss) on investments	1,369,825	3,910,887	69,141	(3,957,318)	17,813	41,361,364	40,262,179	43,565,637	75,756,432	160,906,430
Net change in unrealized appreciation
(depreciation) on investments	4,503,186	(2,042,906)	(350,317)	(5,338,868)	84,517	(68,339,003)	(77,694,205)	(97,028,840)	(150,207,206)	(233,040,526)
Net increase (decrease) in net assets
from operations	3,853,524	1,705,679	(349,370)	(8,662,293)	48,150	(24,261,746)	(29,815,339)	(41,419,645)	(57,055,113)	(57,678,895)

Contract transactions [1]
Purchase payments (Note 4)	168,940,557	12,034,089	5,690,210	6,303,198	3,635,305	16,388,203	120,768,921	135,540,656	209,734,845	102,845,233
Surrenders and terminations	(9,438,897)	(4,083,146)	(258,203)	(1,458,680)	(386,984)	(43,017,275)	(30,181,868)	(65,490,277)	(68,927,450)	(78,212,094)
Transfers between Investment Divisions	130,911,245	53,963,028	(23,254)	2,290,186	1,739,501	54,103,710	10,850,522	15,204,997	68,270,397	(95,779,293)
Contract owner charges (Note 3)	(66,675)	(53,652)	(7,435)	(20,698)	(4,570)	(7,322,087)	(8,938,823)	(15,950,352)	(20,035,458)	(22,235,180)
Net increase (decrease) in net assets from
contract transactions	290,346,230	61,860,319	5,401,318	7,114,006	4,983,252	20,152,551	92,498,752	69,305,024	189,042,334	(93,381,334)

Net increase (decrease) in net assets	294,199,754	63,565,998	5,051,948	(1,548,287)	5,031,402	(4,109,195)	62,683,413	27,885,379	131,987,221	(151,060,229)

Net assets beginning of period	84,807,913	46,574,786	6,295,278	26,144,536	3,201,218	622,021,169	650,863,142	1,200,467,262	1,472,585,837	1,687,365,975

Net assets end of period	$379,007,667	$110,140,784	$11,347,226	$24,596,249	$8,232,620	$617,911,974	$713,546,555	$1,228,352,641	$1,604,573,058	$1,536,305,746

[1] Contract unit transactions
Units Outstanding at December 31, 2014	7,296,879	2,912,870	561,689	6,071,306	311,359	35,831,091	55,249,480	92,418,358	116,853,478	100,923,610

Units Issued	26,274,469	5,456,837	748,416	4,461,904	645,975	9,281,377	17,204,230	19,824,331	32,824,278	11,543,546
Units Redeemed	(2,037,140)	(1,289,019)	(273,015)	(2,670,798)	(192,844)	(8,577,784)	(9,431,600)	(14,650,301)	(18,017,744)	(17,186,109)

Units Outstanding at December 31, 2015	31,534,208	7,080,688	1,037,090	7,862,412	764,490	36,534,684	63,022,110	97,592,388	131,660,012	95,281,047

See notes to the financial statements.
51

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL Institutional Alt 35 Fund - A	JNL Institutional Alt 50 Fund - A	JNL Multi-Manager Alternative Fund - A (a)	JNL Multi-Manager Small Cap Growth Fund - A	JNL Multi-Manager Small Cap Value Fund - A	JNL/AB Dynamic Asset Allocation Fund - A	JNL/American Funds Balanced Allocation Fund - A	JNL/American Funds Blue Chip Income and Growth Fund - A	JNL/American Funds Global Bond Fund - A	JNL/American Funds Global Small Capitalization Fund - A
Operations
Net investment income (loss)	$17,881,906	$23,612,441	$(26,858)	$(16,077,117)	$(6,287,156)	$(276,551)	$(2,006,279)	$18,890,954	$(824,249)	$(6,479,523)
Net realized gain (loss) on investments	191,577,528	217,215,869	(13,359)	172,007,472	40,241,881	292,912	26,143,599	71,884,229	(1,907,596)	20,811,492
Net change in unrealized appreciation
(depreciation) on investments	(284,998,440)	(340,602,382)	(125,882)	(224,842,450)	(97,214,175)	(1,272,687)	(46,429,750)	(179,235,977)	(22,931,708)	(35,049,334)
Net increase (decrease) in net assets
from operations	(75,539,006)	(99,774,072)	(166,099)	(68,912,095)	(63,259,450)	(1,256,326)	(22,292,430)	(88,460,794)	(25,663,553)	(20,717,365)

Contract transactions [1]
Purchase payments (Note 4)	128,112,009	184,027,415	4,403,992	98,394,212	68,504,704	14,310,675	249,497,853	320,035,067	42,946,715	78,072,407
Surrenders and terminations	(95,458,479)	(137,887,807)	(90,254)	(52,427,105)	(27,969,943)	(885,852)	(48,374,691)	(78,322,656)	(24,453,258)	(18,183,462)
Transfers between Investment Divisions	(234,493,518)	(325,445,003)	2,081,759	(59,365,022)	(47,966,738)	894,354	202,336,259	(49,232,900)	(37,103,934)	81,890,050
Contract owner charges (Note 3)	(28,754,961)	(40,282,353)	(278)	(13,170,755)	(6,346,976)	(14,960)	(11,531,647)	(22,560,149)	(5,409,136)	(5,662,507)
Net increase (decrease) in net assets from
contract transactions	(230,594,949)	(319,587,748)	6,395,219	(26,568,670)	(13,778,953)	14,304,217	391,927,774	169,919,362	(24,019,613)	136,116,488

Net increase (decrease) in net assets	(306,133,955)	(419,361,820)	6,229,120	(95,480,765)	(77,038,403)	13,047,891	369,635,344	81,458,568	(49,683,166)	115,399,123

Net assets beginning of period	2,248,151,281	3,167,812,442	—	1,096,100,961	590,902,519	18,690,010	749,736,556	1,747,476,624	467,955,526	370,904,900

Net assets end of period	$1,942,017,326	$2,748,450,622	$6,229,120	$1,000,620,196	$513,864,116	$31,737,901	$1,119,371,900	$1,828,935,192	$418,272,360	$486,304,023

[1] Contract unit transactions
Units Outstanding at December 31, 2014	131,465,268	185,952,874	—	28,001,847	31,963,880	1,831,362	62,246,690	105,559,872	44,301,428	28,755,706

Units Issued	12,190,072	19,171,059	782,331	6,113,005	7,971,278	2,260,844	45,173,200	31,684,941	8,780,180	17,924,156
Units Redeemed	(25,822,180)	(38,121,288)	(126,885)	(7,003,617)	(8,881,747)	(895,901)	(13,028,036)	(21,452,460)	(11,168,882)	(8,421,293)

Units Outstanding at December 31, 2015	117,833,160	167,002,645	655,446	27,111,235	31,053,411	3,196,305	94,391,854	115,792,353	41,912,726	38,258,569

(a) Commencement of operations April 27, 2015.

See notes to the financial statements.
52

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL/American Funds Growth-Income Fund - A	JNL/American Funds Growth Allocation Fund - A	JNL/American Funds International Fund - A	JNL/American Funds New World Fund - A	JNL/AQR Managed Futures Strategy Fund - A	JNL/BlackRock Global Allocation Fund - A	JNL/BlackRock Large Cap Select Growth Fund - A	JNL/BlackRock Natural Resources Fund - A	JNL/Boston Partners Global Long Short Equity Fund - A	JNL/Brookfield Global Infrastructure and MLP Fund - A
Operations
Net investment income (loss)	$(16,495,144)	$(2,617,269)	$(4,733,827)	$(4,272,317)	$13,466,493	$23,059,968	$(11,641,278)	$(7,587,863)	$(128,701)	$2,011,145
Net realized gain (loss) on investments	165,344,879	27,229,809	8,970,031	63,803,570	689,173	224,937,514	79,303,221	(38,619,674)	66,119	4,548,337
Net change in unrealized appreciation
(depreciation) on investments	(170,160,990)	(40,589,255)	(77,613,837)	(98,830,965)	(17,706,708)	(351,011,596)	(38,559,626)	(165,012,339)	523,988	(167,955,275)
Net increase (decrease) in net assets
from operations	(21,311,255)	(15,976,715)	(73,377,633)	(39,299,712)	(3,551,042)	(103,014,114)	29,102,317	(211,219,876)	461,406	(161,395,793)

Contract transactions [1]
Purchase payments (Note 4)	681,715,263	257,168,020	204,203,420	104,529,262	45,561,577	569,343,028	114,310,130	63,127,587	8,976,410	137,007,141
Surrenders and terminations	(112,407,485)	(26,370,207)	(32,681,260)	(27,936,948)	(8,616,295)	(145,353,979)	(47,037,460)	(45,777,991)	(551,071)	(33,259,861)
Transfers between Investment Divisions	63,770,944	95,780,844	158,702,557	30,570,185	65,115,717	(36,810,731)	173,463,729	20,003,325	16,109,849	(170,131,055)
Contract owner charges (Note 3)	(30,247,593)	(10,058,598)	(9,705,055)	(9,422,062)	(274,660)	(41,038,130)	(8,892,594)	(9,169,053)	(5,166)	(7,528,152)
Net increase (decrease) in net assets from
contract transactions	602,831,129	316,520,059	320,519,662	97,740,437	101,786,339	346,140,188	231,843,805	28,183,868	24,530,022	(73,911,927)

Net increase (decrease) in net assets	581,519,874	300,543,344	247,142,029	58,440,725	98,235,297	243,126,074	260,946,122	(183,036,008)	24,991,428	(235,307,720)

Net assets beginning of period	2,316,145,307	640,593,136	679,178,639	701,140,608	99,749,786	3,274,351,419	693,280,625	843,027,945	3,303,299	853,801,352

Net assets end of period	$2,897,665,181	$941,136,480	$926,320,668	$759,581,333	$197,985,083	$3,517,477,493	$954,226,747	$659,991,937	$28,294,727	$618,493,632

[1] Contract unit transactions
Units Outstanding at December 31, 2014	141,489,304	50,702,870	56,638,167	64,512,396	8,855,498	273,649,060	17,193,000	90,487,551	336,044	54,690,829

Units Issued	59,358,073	33,931,499	39,443,127	20,483,230	11,906,653	72,463,037	9,515,177	27,122,938	2,757,386	16,822,711
Units Redeemed	(23,363,048)	(9,402,183)	(13,844,070)	(11,525,196)	(3,346,382)	(44,221,967)	(4,209,173)	(23,664,716)	(349,382)	(22,268,119)

Units Outstanding at December 31, 2015	177,484,329	75,232,186	82,237,224	73,470,430	17,415,769	301,890,130	22,499,004	93,945,773	2,744,048	49,245,421

See notes to the financial statements.
53

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL/Capital Guardian Global Balanced Fund - A	JNL/Capital Guardian Global Diversified Research Fund - A	JNL/Causeway International Value Select Fund - A	JNL/DFA U.S. Core Equity Fund - A	JNL/DoubleLine Shiller Enhanced CAPE Fund - A (a)	JNL/Eastspring Investments Asia ex-Japan Fund - A	JNL/Eastspring Investments China-India Fund - A	JNL/Franklin Templeton Founding Strategy Fund - A	JNL/Franklin Templeton Global Growth Fund - A	JNL/Franklin Templeton Global Multisector Bond Fund - A
Operations
Net investment income (loss)	$(3,360,595)	$(2,504,527)	$8,202,976	$(3,199,742)	$(23,634)	$561,261	$(2,233,000)	$1,459,181	$3,516,223	$49,191,748
Net realized gain (loss) on investments	37,018,963	26,634,046	(3,469,802)	41,025,658	2,555	(709,384)	10,266,535	51,787,742	23,630,471	(8,154,892)
Net change in unrealized appreciation
(depreciation) on investments	(47,645,710)	(21,754,649)	(29,844,836)	(61,510,003)	92,202	(23,439,100)	(37,553,242)	(164,844,329)	(64,761,203)	(81,614,655)
Net increase (decrease) in net assets
from operations	(13,987,342)	2,374,870	(25,111,662)	(23,684,087)	71,123	(23,587,223)	(29,519,707)	(111,597,406)	(37,614,509)	(40,577,799)

Contract transactions [1]
Purchase payments (Note 4)	33,332,045	32,369,531	48,671,512	102,020,442	2,033,047	12,390,820	43,948,359	97,724,518	54,745,271	109,520,279
Surrenders and terminations	(31,283,089)	(25,600,159)	(27,038,427)	(30,413,780)	(106,661)	(5,890,097)	(20,888,391)	(114,743,263)	(24,913,494)	(37,938,626)
Transfers between Investment Divisions	1,889,047	17,393,508	15,006,495	4,057,351	14,150,102	(9,472,081)	(3,952,830)	(70,771,224)	(78,955,938)	(79,888,687)
Contract owner charges (Note 3)	(4,955,160)	(4,343,216)	(5,063,587)	(6,354,798)	(820)	(1,525,492)	(4,789,064)	(17,527,619)	(5,808,203)	(7,196,496)
Net increase (decrease) in net assets from
contract transactions	(1,017,157)	19,819,664	31,575,993	69,309,215	16,075,668	(4,496,850)	14,318,074	(105,317,588)	(54,932,364)	(15,503,530)

Net increase (decrease) in net assets	(15,004,499)	22,194,534	6,464,331	45,625,128	16,146,791	(28,084,073)	(15,201,633)	(216,914,994)	(92,546,873)	(56,081,329)

Net assets beginning of period	449,386,945	408,782,494	431,510,424	567,701,179	—	128,090,211	349,714,430	1,557,952,149	521,536,485	737,968,724

Net assets end of period	$434,382,446	$430,977,028	$437,974,755	$613,326,307	$16,146,791	$100,006,138	$334,512,797	$1,341,037,155	$428,989,612	$681,887,395

[1] Contract unit transactions
Units Outstanding at December 31, 2014	32,538,431	12,122,971	31,773,320	21,390,965	—	14,982,154	44,454,664	130,142,185	48,135,574	63,091,692

Units Issued	6,642,881	3,679,436	9,643,669	8,828,659	1,488,334	6,329,807	23,750,704	17,082,834	10,685,460	18,824,122
Units Redeemed	(6,871,467)	(3,263,736)	(7,592,538)	(6,386,967)	(14,993)	(7,088,670)	(22,831,884)	(26,297,856)	(16,057,978)	(20,322,076)

Units Outstanding at December 31, 2015	32,309,845	12,538,671	33,824,451	23,832,657	1,473,341	14,223,291	45,373,484	120,927,163	42,763,056	61,593,738

(a) Commencement of operations September 28, 2015.
See notes to the financial statements.
54

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL/Franklin Templeton Income Fund - A	JNL/Franklin Templeton International Small Cap Growth Fund - A	JNL/Franklin Templeton Mutual Shares Fund - A	JNL/Goldman Sachs Core Plus Bond Fund - A	JNL/Goldman Sachs Emerging Markets Debt Fund - A	JNL/Goldman Sachs Mid Cap Value Fund - A	JNL/Goldman Sachs U.S. Equity Flex Fund - A	JNL/Harris Oakmark Global Equity Fund - A (a)	JNL/Invesco Global Real Estate Fund - A	JNL/Invesco International Growth Fund - A
Operations
Net investment income (loss)	$47,858,335	$(2,391,913)	$11,650,370	$5,644,969	$(2,414,935)	$(6,663,730)	$(5,001,732)	$(30,069)	$17,883,575	$3,412,925
Net realized gain (loss) on investments	11,224,706	37,553,216	49,227,956	(4,219,881)	(13,902,054)	53,033,770	40,087,643	(146,507)	111,919,303	12,258,223
Net change in unrealized appreciation
(depreciation) on investments	(224,402,889)	(30,115,274)	(98,658,082)	(11,746,662)	(8,239,766)	(123,209,008)	(47,091,353)	(389,658)	(170,519,272)	(47,406,638)
Net increase (decrease) in net assets
from operations	(165,319,848)	5,046,029	(37,779,756)	(10,321,574)	(24,556,755)	(76,838,968)	(12,005,442)	(566,234)	(40,716,394)	(31,735,490)

Contract transactions [1]
Purchase payments (Note 4)	203,426,792	74,425,265	54,522,050	107,766,620	6,548,853	90,498,650	60,770,307	5,683,257	198,051,763	119,226,536
Surrenders and terminations	(123,762,996)	(22,659,647)	(32,795,654)	(63,556,836)	(13,473,890)	(38,164,490)	(18,149,697)	(41,421)	(72,375,136)	(36,577,720)
Transfers between Investment Divisions	(218,147,763)	64,952,763	(20,288,504)	83,902,187	(18,287,552)	(29,673,004)	12,450,616	2,758,920	(46,279,579)	86,047,813
Contract owner charges (Note 3)	(20,573,110)	(5,447,825)	(7,360,126)	(9,550,213)	(1,751,648)	(8,756,654)	(3,913,501)	(387)	(14,989,075)	(7,439,078)
Net increase (decrease) in net assets from
contract transactions	(159,057,077)	111,270,556	(5,922,234)	118,561,758	(26,964,237)	13,904,502	51,157,725	8,400,369	64,407,973	161,257,551

Net increase (decrease) in net assets	(324,376,925)	116,316,585	(43,701,990)	108,240,184	(51,520,992)	(62,934,466)	39,152,283	7,834,135	23,691,579	129,522,061

Net assets beginning of period	1,997,943,848	424,813,687	625,966,359	774,772,895	197,206,893	718,036,413	316,098,716	—	1,284,167,861	619,284,985

Net assets end of period	$1,673,566,923	$541,130,272	$582,264,369	$883,013,079	$145,685,901	$655,101,947	$355,250,999	$7,834,135	$1,307,859,440	$748,807,046

[1] Contract unit transactions
Units Outstanding at December 31, 2014	142,444,264	43,002,479	51,539,564	30,480,079	15,557,759	35,055,336	23,729,531	—	76,820,365	30,512,443

Units Issued	26,194,032	22,572,032	8,912,373	13,756,519	1,787,039	10,141,302	12,549,587	1,183,949	30,119,969	15,349,919
Units Redeemed	(38,408,643)	(12,116,584)	(9,495,740)	(9,278,618)	(4,075,548)	(9,651,816)	(8,847,021)	(293,549)	(27,055,558)	(7,849,425)

Units Outstanding at December 31, 2015	130,229,653	53,457,927	50,956,197	34,957,980	13,269,250	35,544,822	27,432,097	890,400	79,884,776	38,012,937

(a) Commencement of operations April 27, 2015.

See notes to the financial statements.
55

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL/Invesco Large Cap Growth Fund - A	JNL/Invesco Mid Cap Value Fund - A	JNL/Invesco Small Cap Growth Fund - A	JNL/Ivy Asset Strategy Fund - A	JNL/JPMorgan MidCap Growth Fund - A	JNL/JPMorgan U.S. Government & Quality Bond Fund - A	JNL/Lazard Emerging Markets Fund - A	JNL/MC 10 x 10 Fund - A	JNL/MC Bond Index Fund - A	JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund - A (a)
Operations
Net investment income (loss)	$(8,326,001)	$(3,471,926)	$(11,740,742)	$(20,104,747)	$(13,445,634)	$6,223,266	$7,001,740	$2,021,692	$4,054,564	$(767,391)
Net realized gain (loss) on investments	73,489,153	22,857,250	74,992,024	160,646,134	140,141,419	(3,815,542)	(11,650,154)	24,054,220	(655,971)	(16,605,841)
Net change in unrealized appreciation
(depreciation) on investments	(45,707,000)	(51,428,853)	(112,032,667)	(416,854,786)	(137,027,460)	(10,997,571)	(88,341,288)	(40,214,748)	(15,673,443)	8,792,174
Net increase (decrease) in net assets
from operations	19,456,152	(32,043,529)	(48,781,385)	(276,313,399)	(10,331,675)	(8,589,847)	(92,989,702)	(14,138,836)	(12,274,850)	(8,581,058)

Contract transactions [1]
Purchase payments (Note 4)	58,508,448	34,774,721	189,027,823	174,857,022	188,072,803	113,758,955	15,897,372	28,702,261	114,667,575	14,567,853
Surrenders and terminations	(31,439,516)	(17,234,761)	(39,225,426)	(136,178,141)	(46,986,293)	(57,772,858)	(30,942,072)	(23,884,000)	(51,249,108)	(3,484,011)
Transfers between Investment Divisions	31,644,665	(16,691,084)	234,424,113	(374,753,795)	207,969,961	88,478,837	(18,633,246)	(9,884,141)	31,753,729	(99,747,620)
Contract owner charges (Note 3)	(6,581,931)	(3,349,664)	(8,644,029)	(31,575,909)	(9,407,569)	(7,245,723)	(4,508,054)	(4,527,985)	(6,853,370)	(891,922)
Net increase (decrease) in net assets from
contract transactions	52,131,666	(2,500,788)	375,582,481	(367,650,823)	339,648,902	137,219,211	(38,186,000)	(9,593,865)	88,318,826	(89,555,700)

Net increase (decrease) in net assets	71,587,818	(34,544,317)	326,801,096	(643,964,222)	329,317,227	128,629,364	(131,175,702)	(23,732,701)	76,043,976	(98,136,758)

Net assets beginning of period	565,049,969	311,142,610	608,506,397	2,903,055,412	740,280,882	633,095,753	492,894,638	393,768,518	652,066,839	98,136,758

Net assets end of period	$636,637,787	$276,598,293	$935,307,493	$2,259,091,190	$1,069,598,109	$761,725,117	$361,718,936	$370,035,817	$728,110,815	$—

[1] Contract unit transactions
Units Outstanding at December 31, 2014	30,356,136	11,427,798	23,795,235	212,888,435	18,804,015	30,950,814	39,087,244	30,580,319	45,781,591	6,734,799

Units Issued	12,516,865	3,103,815	22,842,232	23,760,107	14,387,717	23,186,842	5,863,393	4,885,136	23,150,257	2,590,930
Units Redeemed	(9,765,229)	(3,241,631)	(9,009,027)	(51,744,436)	(6,769,463)	(16,900,106)	(9,320,642)	(5,656,874)	(17,269,927)	(9,325,729)

Units Outstanding at December 31, 2015	33,107,772	11,289,982	37,628,440	184,904,106	26,422,269	37,237,550	35,629,995	29,808,581	51,661,921	—

(a) The period is from January 1, 2015 through September 28, 2015, the date the Fund was acquired.

See notes to the financial statements.
56

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL/MC Emerging Markets Index Fund - A	JNL/MC European 30 Fund - A	JNL/MC Global Alpha Fund - A (a)	JNL/MC Index 5 Fund - A	JNL/MC International Index Fund - A	JNL/MC Pacific Rim 30 Fund - A	JNL/MC S&P 400 MidCap Index Fund - A	JNL/MC S&P 500 Index Fund - A	JNL/MC Small Cap Index Fund - A	JNL/MC Utilities Sector Fund - A
Operations
Net investment income (loss)	$823,763	$1,698,168	$(176,650)	$2,475,816	$8,554,884	$1,629,968	$(7,315,831)	$2,238,077	$(10,642,939)	$82,715
Net realized gain (loss) on investments	(12,607,848)	3,979,007	(1,740,731)	42,543,893	5,260,714	6,691,053	146,790,427	200,755,024	176,228,095	554,782
Net change in unrealized appreciation
(depreciation) on investments	(81,199,435)	(33,125,217)	5,342,821	(65,815,227)	(47,733,876)	(12,797,038)	(207,600,679)	(229,359,022)	(242,768,244)	(4,108,706)
Net increase (decrease) in net assets
from operations	(92,983,520)	(27,448,042)	3,425,440	(20,795,518)	(33,918,278)	(4,476,017)	(68,126,083)	(26,365,921)	(77,183,088)	(3,471,209)

Contract transactions [1]
Purchase payments (Note 4)	90,252,825	92,586,971	899,347	65,895,527	172,337,458	44,099,945	231,624,810	598,002,537	168,410,828	14,386,878
Surrenders and terminations	(21,734,378)	(15,402,086)	(1,028,712)	(33,614,159)	(54,451,219)	(8,904,840)	(80,172,106)	(200,190,214)	(79,615,672)	(2,259,546)
Transfers between Investment Divisions	25,743,792	142,320,918	(44,339,057)	848,599	72,853,694	76,165,233	151,830,311	139,621,992	(2,193,213)	(11,672,759)
Contract owner charges (Note 3)	(5,837,877)	(4,140,269)	(101,322)	(8,300,434)	(9,595,072)	(2,044,633)	(14,501,302)	(34,323,456)	(11,574,377)	(24,504)
Net increase (decrease) in net assets from
contract transactions	88,424,362	215,365,534	(44,569,744)	24,829,533	181,144,861	109,315,705	288,781,713	503,110,859	75,027,566	430,069

Net increase (decrease) in net assets	(4,559,158)	187,917,492	(41,144,304)	4,034,015	147,226,583	104,839,688	220,655,630	476,744,938	(2,155,522)	(3,041,140)

Net assets beginning of period	476,725,115	245,362,210	41,144,304	681,568,328	856,844,761	115,033,729	1,279,351,644	3,229,424,582	1,179,021,383	43,475,821

Net assets end of period	$472,165,957	$433,279,702	$—	$685,602,343	$1,004,071,344	$219,873,417	$1,500,007,274	$3,706,169,520	$1,176,865,861	$40,434,681

[1] Contract unit transactions
Units Outstanding at December 31, 2014	50,802,722	17,013,160	4,290,430	51,593,680	49,800,759	7,313,844	48,283,556	179,675,003	51,330,529	3,653,620

Units Issued	26,117,821	22,424,753	405,216	9,879,711	23,204,902	12,089,348	25,452,973	75,769,136	19,345,144	2,625,210
Units Redeemed	(16,709,414)	(8,359,354)	(4,695,646)	(8,131,810)	(13,409,475)	(5,896,130)	(14,939,664)	(48,845,859)	(16,462,482)	(2,649,751)

Units Outstanding at December 31, 2015	60,211,129	31,078,559	—	53,341,581	59,596,186	13,507,062	58,796,865	206,598,280	54,213,191	3,629,079

(a) The period is from January 1, 2015 through April 27, 2015, the date the Fund was acquired.

See notes to the financial statements.
57

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL/MMRS Conservative Fund - A	JNL/MMRS Growth Fund - A	JNL/MMRS Moderate Fund - A	JNL/Morgan Stanley Mid Cap Growth Fund - A	JNL/Neuberger Berman Strategic Income Fund - A	JNL/Oppenheimer Emerging Markets Innovator Fund - A (a)	JNL/Oppenheimer Global Growth Fund - A	JNL/PIMCO Real Return Fund - A	JNL/PIMCO Total Return Bond Fund - A	JNL/PPM America Floating Rate Income Fund - A
Operations
Net investment income (loss)	$(3,536,403)	$(426,204)	$(1,482,914)	$(1,440,905)	$(155,270)	$(15,449)	$(4,906,279)	$25,953,424	$45,302,287	$29,098,998
Net realized gain (loss) on investments	(3,334,094)	(569,907)	(1,183,771)	4,275,386	7,567,813	(112,925)	51,370,963	(52,835,949)	50,080,786	(4,492,652)
Net change in unrealized appreciation
(depreciation) on investments	(24,699,563)	(3,247,664)	(13,147,171)	(9,686,805)	(19,106,787)	(130,222)	(44,081,223)	(27,634,805)	(128,512,106)	(58,225,182)
Net increase (decrease) in net assets
from operations	(31,570,060)	(4,243,775)	(15,813,856)	(6,852,324)	(11,694,244)	(258,596)	2,383,461	(54,517,330)	(33,129,033)	(33,618,836)

Contract transactions [1]
Purchase payments (Note 4)	60,903,030	33,466,616	107,372,066	25,002,924	80,856,906	2,735,562	113,707,273	83,405,392	259,069,471	210,107,719
Surrenders and terminations	(24,227,383)	(1,913,122)	(5,754,248)	(4,497,862)	(20,939,296)	(31,077)	(42,934,942)	(85,509,339)	(228,455,601)	(72,649,713)
Transfers between Investment Divisions	415,706,023	6,744,681	76,967,420	4,827,472	22,726,822	2,103,372	182,988,304	(135,014,261)	(108,892,823)	(102,658,211)
Contract owner charges (Note 3)	(304,327)	(38,389)	(119,358)	(1,305,094)	(4,630,200)	(240)	(9,977,526)	(14,247,256)	(34,829,586)	(11,675,341)
Net increase (decrease) in net assets from
contract transactions	452,077,343	38,259,786	178,465,880	24,027,440	78,014,232	4,807,617	243,783,109	(151,365,464)	(113,108,539)	23,124,454

Net increase (decrease) in net assets	420,507,283	34,016,011	162,652,024	17,175,116	66,319,988	4,549,021	246,166,570	(205,882,794)	(146,237,572)	(10,494,382)

Net assets beginning of period	24,944,185	17,561,425	44,028,674	84,869,532	333,742,609	—	693,160,565	1,317,828,451	3,192,629,103	1,190,883,299

Net assets end of period	$445,451,468	$51,577,436	$206,680,698	$102,044,648	$400,062,597	$4,549,021	$939,327,135	$1,111,945,657	$3,046,391,531	$1,180,388,917

[1] Contract unit transactions
Units Outstanding at December 31, 2014	2,395,158	1,693,878	4,239,535	6,710,801	31,464,239	—	37,216,962	96,758,149	162,079,925	111,124,452

Units Issued	50,716,099	5,466,750	20,306,129	5,876,868	20,408,898	679,174	22,629,514	15,146,991	33,662,256	46,873,742
Units Redeemed	(8,867,825)	(1,832,689)	(3,467,959)	(4,033,688)	(13,168,460)	(139,769)	(10,655,634)	(26,593,695)	(40,049,202)	(44,924,506)

Units Outstanding at December 31, 2015	44,243,432	5,327,939	21,077,705	8,553,981	38,704,677	539,405	49,190,842	85,311,445	155,692,979	113,073,688

(a) Commencement of operations April 27, 2015.

See notes to the financial statements.
58

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL/PPM America High Yield Bond Fund - A	JNL/PPM America Mid Cap Value Fund - A	JNL/PPM America Small Cap Value Fund - A	JNL/PPM America Value Equity Fund - A	JNL/Red Rocks Listed Private Equity Fund - A	JNL/S&P 4 Fund - A	JNL/S&P Competitive Advantage Fund - A	JNL/S&P Dividend Income & Growth Fund - A	JNL/S&P International 5 Fund - A	JNL/S&P Intrinsic Value Fund - A
Operations
Net investment income (loss)	$67,307,790	$(2,050,972)	$(2,838,902)	$(2,618,956)	$21,469,574	$210,205,424	$(6,260,342)	$20,095,956	$6,339	$(4,601,966)
Net realized gain (loss) on investments	(67,622,791)	47,281,527	17,920,202	9,190,736	33,725,952	365,825,090	122,022,760	191,388,170	(131,729)	123,127,920
Net change in unrealized appreciation
(depreciation) on investments	(124,227,701)	(75,281,060)	(38,535,835)	(24,727,169)	(62,757,137)	(928,857,155)	(128,732,964)	(233,348,957)	(1,371,760)	(280,369,022)
Net increase (decrease) in net assets
from operations	(124,542,702)	(30,050,505)	(23,454,535)	(18,155,389)	(7,561,611)	(352,826,641)	(12,970,546)	(21,864,831)	(1,497,150)	(161,843,068)

Contract transactions [1]
Purchase payments (Note 4)	173,362,370	51,475,892	50,338,532	12,184,730	42,936,555	1,141,913,416	149,886,406	212,547,374	12,772,112	188,436,116
Surrenders and terminations	(103,083,634)	(15,329,757)	(16,590,872)	(13,291,691)	(31,297,442)	(253,170,351)	(45,580,741)	(120,339,216)	(1,193,173)	(50,611,699)
Transfers between Investment Divisions	(175,816,263)	(15,298,002)	148,525,556	(28,085,500)	(44,811,111)	815,408,874	168,149,257	(177,418,569)	7,630,712	(117,201,155)
Contract owner charges (Note 3)	(15,888,353)	(3,165,781)	(3,673,711)	(1,577,488)	(3,716,542)	(58,194,463)	(10,218,342)	(25,276,932)	(5,237)	(11,715,532)
Net increase (decrease) in net assets from
contract transactions	(121,425,880)	17,682,352	178,599,505	(30,769,949)	(36,888,540)	1,645,957,476	262,236,580	(110,487,343)	19,204,414	8,907,730

Net increase (decrease) in net assets	(245,968,582)	(12,368,153)	155,144,970	(48,925,338)	(44,450,151)	1,293,130,835	249,266,034	(132,352,174)	17,707,264	(152,935,338)

Net assets beginning of period	1,605,816,753	303,239,522	199,123,929	202,023,417	497,608,907	4,667,940,627	768,629,162	2,242,009,582	2,469,128	1,041,964,651

Net assets end of period	$1,359,848,171	$290,871,369	$354,268,899	$153,098,079	$453,158,756	$5,961,071,462	$1,017,895,196	$2,109,657,408	$20,176,392	$889,029,313

[1] Contract unit transactions
Units Outstanding at December 31, 2014	83,318,178	18,261,469	12,752,745	7,083,969	33,703,834	233,025,332	37,055,412	125,002,996	261,790	47,112,607

Units Issued	49,804,428	8,167,229	20,876,637	1,334,942	5,355,327	140,446,459	24,807,758	26,936,504	2,559,206	19,798,389
Units Redeemed	(56,606,025)	(7,161,452)	(9,765,889)	(2,469,966)	(7,920,715)	(56,193,817)	(12,796,765)	(33,689,440)	(612,207)	(19,765,446)

Units Outstanding at December 31, 2015	76,516,581	19,267,246	23,863,493	5,948,945	31,138,446	317,277,974	49,066,405	118,250,060	2,208,789	47,145,550

See notes to the financial statements.
59

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL/S&P Managed Aggressive Growth Fund - A	JNL/S&P Managed Conservative Fund - A	JNL/S&P Managed Growth Fund - A	JNL/S&P Managed Moderate Fund - A	JNL/S&P Managed Moderate Growth Fund - A	JNL/S&P Mid 3 Fund - A	JNL/S&P Total Yield Fund - A	JNL/Scout Unconstrained Bond Fund - A	JNL/T. Rowe Price Established Growth Fund - A	JNL/T. Rowe Price Mid-Cap Growth Fund - A
Operations
Net investment income (loss)	$(24,006,905)	$(22,065,687)	$(67,538,813)	$(45,392,665)	$(84,717,517)	$(2,331,284)	$(969,010)	$(258,279)	$(39,826,095)	$(42,537,018)
Net realized gain (loss) on investments	52,542,106	21,556,514	136,255,390	60,428,989	141,265,243	833,741	54,439,625	(61,394)	329,747,235	361,381,623
Net change in unrealized appreciation
(depreciation) on investments	(58,037,156)	(42,706,851)	(145,261,787)	(93,541,429)	(182,512,868)	(30,081,139)	(103,664,461)	(121,498)	(76,068,525)	(197,307,497)
Net increase (decrease) in net assets
from operations	(29,501,955)	(43,216,024)	(76,545,210)	(78,505,105)	(125,965,142)	(31,578,682)	(50,193,846)	(441,171)	213,852,615	121,537,108

Contract transactions [1]
Purchase payments (Note 4)	216,810,587	117,413,752	457,912,198	246,342,063	433,009,508	84,156,845	78,899,496	16,167,173	468,790,029	389,643,994
Surrenders and terminations	(77,006,672)	(129,196,452)	(231,613,782)	(202,120,745)	(343,324,880)	(7,230,177)	(28,702,655)	(1,222,569)	(145,311,464)	(151,932,814)
Transfers between Investment Divisions	(20,385,743)	(46,449,708)	(109,602,940)	(105,468,387)	(169,798,498)	94,284,189	(98,960,190)	1,558,272	689,423,543	275,566,982
Contract owner charges (Note 3)	(19,105,701)	(17,625,318)	(55,701,941)	(37,600,658)	(71,177,112)	(1,695,846)	(6,064,762)	(8,414)	(28,509,427)	(33,433,635)
Net increase (decrease) in net assets from
contract transactions	100,312,471	(75,857,726)	60,993,535	(98,847,727)	(151,290,982)	169,515,011	(54,828,111)	16,494,462	984,392,681	479,844,527

Net increase (decrease) in net assets	70,810,516	(119,073,750)	(15,551,675)	(177,352,832)	(277,256,124)	137,936,329	(105,021,957)	16,053,291	1,198,245,296	601,381,635

Net assets beginning of period	1,593,830,558	1,508,869,615	4,602,746,712	3,148,394,715	5,884,253,118	80,070,520	582,104,033	15,934,607	2,315,475,546	2,578,873,478

Net assets end of period	$1,664,641,074	$1,389,795,865	$4,587,195,037	$2,971,041,883	$5,606,996,994	$218,006,849	$477,082,076	$31,987,898	$3,513,720,842	$3,180,255,113

[1] Contract unit transactions
Units Outstanding at December 31, 2014	77,401,128	111,331,862	223,764,008	208,439,562	304,432,766	7,084,138	31,338,878	1,668,246	46,744,519	33,064,191

Units Issued	17,226,237	23,186,614	37,428,371	28,318,676	37,933,781	22,187,923	12,935,486	2,610,872	28,616,445	12,171,479
Units Redeemed	(12,514,083)	(28,972,530)	(35,019,199)	(35,227,527)	(46,677,088)	(7,403,859)	(16,138,444)	(877,415)	(10,758,138)	(6,569,592)

Units Outstanding at December 31, 2015	82,113,282	105,545,946	226,173,180	201,530,711	295,689,459	21,868,202	28,135,920	3,401,703	64,602,826	38,666,078
See notes to the financial statements.
60

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL/T. Rowe Price Short-Term Bond Fund - A	JNL/T. Rowe Price Value Fund - A	JNL/Westchester Capital Event Driven Fund - A (a)	JNL/WMC Balanced Fund - A	JNL/WMC Money Market Fund - A	JNL/WMC Value Fund - A	JNL/MC 25 Fund - A (b)	JNL/MC Communications Sector Fund - A	JNL/MC Consumer Brands Sector Fund - A	JNL/MC Dow Index Fund - A
Operations
Net investment income (loss)	$(3,696,359)	$(7,928,581)	$(11,212)	$(5,931,286)	$(19,028,746)	$(51,506)	$14,756,139	$2,281,982	$(6,357,604)	$(8,175,890)
Net realized gain (loss) on investments	(2,982,166)	148,119,607	(9,596)	269,096,881	5,861	89,784,580	6,132,415	7,681,829	89,963,409	47,025,010
Net change in unrealized appreciation
(depreciation) on investments	(2,907,875)	(183,188,463)	(54,518)	(369,302,738)	—	(118,999,008)	(79,618,743)	(8,542,513)	(66,757,782)	(50,672,504)
Net increase (decrease) in net assets
from operations	(9,586,400)	(42,997,437)	(75,326)	(106,137,143)	(19,022,885)	(29,265,934)	(58,730,189)	1,421,298	16,848,023	(11,823,384)

Contract transactions [1]
Purchase payments (Note 4)	196,163,854	185,084,919	1,257,756	791,953,269	758,815,238	56,605,072	29,000,107	3,770,436	115,513,100	34,881,492
Surrenders and terminations	(65,267,104)	(71,549,030)	(85,107)	(235,592,237)	(304,809,003)	(38,551,900)	(40,164,918)	(7,073,343)	(39,478,903)	(43,999,496)
Transfers between Investment Divisions	(29,032,392)	(57,095,064)	1,865,668	163,860,693	(146,559,518)	(31,433,889)	(791,531,946)	(14,948,807)	305,306,166	(59,296,789)
Contract owner charges (Note 3)	(8,689,288)	(12,705,293)	(373)	(47,405,630)	(15,406,280)	(6,728,344)	(5,513,984)	(1,236,570)	(7,345,422)	(5,278,659)
Net increase (decrease) in net assets from
contract transactions	93,175,070	43,735,532	3,037,944	672,816,095	292,040,437	(20,109,061)	(808,210,741)	(19,488,284)	373,994,941	(73,693,452)

Net increase (decrease) in net assets	83,588,670	738,095	2,962,618	566,678,952	273,017,552	(49,374,995)	(866,940,930)	(18,066,986)	390,842,964	(85,516,836)

Net assets beginning of period	818,120,643	1,326,726,370	—	4,024,875,657	1,216,576,030	668,418,797	866,940,930	122,345,356	517,690,063	580,636,341

Net assets end of period	$901,709,313	$1,327,464,465	$2,962,618	$4,591,554,609	$1,489,593,582	$619,043,802	$—	$104,278,370	$908,533,027	$495,119,505

[1] Contract unit transactions
Units Outstanding at December 31, 2014	78,980,272	52,688,070	—	100,336,882	101,006,225	21,404,706	36,505,272	15,791,833	23,442,912	38,977,200

Units Issued	48,501,211	15,411,108	362,015	32,033,664	173,917,563	3,759,649	2,759,825	2,130,820	25,686,306	7,311,367
Units Redeemed	(39,801,455)	(13,893,577)	(47,542)	(15,913,691)	(150,546,241)	(4,436,082)	(39,265,097)	(4,703,358)	(9,847,430)	(12,455,129)

Units Outstanding at December 31, 2015	87,680,028	54,205,601	314,473	116,456,855	124,377,547	20,728,273	—	13,219,295	39,281,788	33,833,438

(a) Commencement of operations April 27, 2015.
(b) The period is from January 1, 2015 through September 28, 2015, the date the Fund was acquired.

See notes to the financial statements.
61

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL/MC Financial Sector Fund - A	JNL/MC Global 30 Fund - A	JNL/MC Healthcare Sector Fund - A	JNL/MC JNL 5 Fund - A	JNL/MC JNL Optimized 5 Fund - A (a)	JNL/MC Nasdaq 25 Fund - A	JNL/MC Oil & Gas Sector Fund - A	JNL/MC S&P 24 Fund - A	JNL/MC S&P SMid 60 Fund - A	JNL/MC Technology Sector Fund - A
Operations
Net investment income (loss)	$(1,883,721)	$(6,130,836)	$(26,048,475)	$34,553,999	$(1,894,538)	$(7,279,114)	$1,608,517	$(378,049)	$3,347,913	$(8,498,308)
Net realized gain (loss) on investments	55,822,717	29,273,947	212,817,187	129,475,487	86,658,872	128,719,099	(5,643,768)	201,416,800	116,898,572	120,349,347
Net change in unrealized appreciation
(depreciation) on investments	(74,526,211)	(64,223,554)	(121,622,288)	(315,049,099)	(70,013,464)	(122,014,824)	(330,544,866)	(268,302,996)	(143,719,970)	(88,434,617)
Net increase (decrease) in net assets
from operations	(20,587,215)	(41,080,443)	65,146,424	(151,019,613)	14,750,870	(574,839)	(334,580,117)	(67,264,245)	(23,473,485)	23,416,422

Contract transactions [1]
Purchase payments (Note 4)	95,901,092	26,904,151	541,706,598	95,009,149	6,952,806	149,099,326	188,282,644	24,561,213	42,257,956	179,853,473
Surrenders and terminations	(34,608,233)	(40,106,155)	(139,799,223)	(324,081,587)	(11,225,085)	(43,269,525)	(67,277,346)	(50,234,489)	(19,664,057)	(54,790,111)
Transfers between Investment Divisions	66,343,118	28,313,330	499,383,103	249,051,399	(416,207,607)	(10,882,311)	189,822,114	340,286,345	(73,198,978)	132,789,403
Contract owner charges (Note 3)	(6,609,425)	(3,231,466)	(28,286,065)	(25,133,090)	(1,208,370)	(8,513,225)	(14,003,453)	(4,846,676)	(3,598,013)	(11,530,758)
Net increase (decrease) in net assets from
contract transactions	121,026,552	11,879,860	873,004,413	(5,154,129)	(421,688,256)	86,434,265	296,823,959	309,766,393	(54,203,092)	246,322,007

Net increase (decrease) in net assets	100,439,337	(29,200,583)	938,150,837	(156,173,742)	(406,937,386)	85,859,426	(37,756,158)	242,502,148	(77,676,577)	269,738,429

Net assets beginning of period	556,140,439	382,907,952	1,902,635,394	2,985,709,749	406,937,386	750,347,802	1,140,786,352	340,688,159	392,884,476	902,611,207

Net assets end of period	$656,579,776	$353,707,369	$2,840,786,231	$2,829,536,007	$—	$836,207,228	$1,103,030,194	$583,190,307	$315,207,899	$1,172,349,636

[1] Contract unit transactions
Units Outstanding at December 31, 2014	46,590,373	20,132,283	74,574,211	168,380,622	30,605,314	34,744,625	31,703,470	21,742,439	24,281,279	81,457,825

Units Issued	27,729,771	8,487,983	54,820,706	39,638,526	2,085,963	17,493,608	17,486,905	31,523,933	6,037,423	46,559,329
Units Redeemed	(18,212,513)	(8,100,515)	(24,072,858)	(41,507,017)	(32,691,277)	(13,675,600)	(8,873,473)	(12,164,836)	(9,557,225)	(25,798,761)

Units Outstanding at December 31, 2015	56,107,631	20,519,751	105,322,059	166,512,131	—	38,562,633	40,316,902	41,101,536	20,761,477	102,218,393

(a) The period is from January 1, 2015 through April 27, 2015, the date the Fund was acquired.

See notes to the financial statements.
62

Jackson National Separate Account I
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL/MC Value Line 30 Fund - A (b)	JNL/PPM America Total Return Fund - A (a) (c)
Operations
Net investment income (loss)	$(1,948,922)	$757,688
Net realized gain (loss) on investments	49,185,819	(7,812)
Net change in unrealized appreciation
(depreciation) on investments	(47,816,525)	(1,436,262)
Net increase (decrease) in net assets
from operations	(579,628)	(686,386)

Contract transactions [1]
Purchase payments (Note 4)	6,912,764	17,498,647
Surrenders and terminations	(13,902,683)	(607,848)
Transfers between Investment Divisions	(423,474,893)	29,368,861
Contract owner charges (Note 3)	(1,055,544)	(112,085)
Net increase (decrease) in net assets from
contract transactions	(431,520,356)	46,147,575

Net increase (decrease) in net assets	(432,099,984)	45,461,189

Net assets beginning of period	432,099,984	—

Net assets end of period	$—	$45,461,189

[1] Contract unit transactions
Units Outstanding at December 31, 2014	29,824,486	—

Units Issued	1,487,866	3,146,254
Units Redeemed	(31,312,352)	(241,388)

Units Outstanding at December 31, 2015	—	2,904,866

(a) The Fund was made available to the separate account effective April 27, 2015.
(b) The period is from January 1, 2015 through April 27, 2015, the date the Fund was acquired.
(c) On April 25, 2016, JNL/PPM America Total Return Fund was created in JNL Series Trust to facilitate an acquisition of a fund with the same name which was a series in JNL Investors Series Trust. Although the fund in

    JNL Investors Series Trust was legally dissolved, it is considered the acquiring fund for financial reporting purposes, and as a result, the Statement of Changes for the year ended December 31, 2015 reflects activity of the acquiring fund formerly in JNL Investors Series Trust.

See notes to the financial statements.
63

Jackson National Separate Account I
Notes to Financial Statements
December 31, 2016

Note 1 – Organization

Jackson National Life Insurance Company (“Jackson”) established Jackson National Separate Account I (the “Separate Account”) on June 14, 1993. The Separate Account commenced operations on October 16, 1995, and is a unit investment trust registered with the Securities Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended.

The Separate Account is a separate investment account of Jackson, its assets legally belong to Jackson and the obligations under the contracts are the obligation of Jackson. However, the contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct.

The Separate Account receives and invests, based on the directions of the contract owners, net premiums for individual flexible premium variable annuity contracts issued by Jackson. The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment. The Separate Account contained one-hundred forty-nine (149) Investment Divisions during 2016, but currently contains one-hundred forty-five (145) Investment Divisions as of December 31, 2016. These Investment Divisions each invested in shares of the following mutual funds (collectively, the “Funds”) during the year ended December 31, 2016:

Jackson Variable Series Trust
JG - Alt 100 Fund(1)(3)
JG - Conservative Fund(1)(3)
JG - Equity 100 Fund(1)(3)
JG - Fixed Income 100 Fund(1)(3)
JG - Growth Fund(1)(3)
JG - Interest Rate Opportunities Fund(1)(3)
JG - Maximum Growth Fund(1)(3)
JG - Moderate Fund(1)(3)
JG - Moderate Growth Fund(1)(3)
JG - Real Assets Fund(1)(3)
JNL Tactical ETF Conservative Fund

JNL Tactical ETF Growth Fund
JNL Tactical ETF Moderate Fund
JNL/American Funds Global Growth Fund
JNL/American Funds Growth Fund
JNL/AQR Risk Parity Fund
JNL/BlackRock Global Long Short Credit Fund
JNL/DFA U.S. Micro Cap Fund
JNL/DoubleLine Total Return Fund
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
JNL/Epoch Global Shareholder Yield Fund
JNL/FAMCO Flex Core Covered Call Fund
JNL/Lazard International Strategic Equity Fund

JNL/MC Frontier Markets 100 Index Fund(4)(7)
JNL/Neuberger Berman Currency Fund
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund
JNL/Nicholas Convertible Arbitrage Fund
JNL/PIMCO Credit Income Fund
JNL/PPM America Long Short Credit Fund(2)
JNL/T. Rowe Price Capital Appreciation Fund
JNL/The Boston Company Equity Income Fund
JNL/The London Company Focused U.S. Equity Fund
JNL/Van Eck International Gold Fund
JNL/WCM Focused International Equity Fund

JNL® Series Trust
JNL Alt 65 Fund - A(1)(8)
JNL Disciplined Growth Fund - A(1)(8)
JNL Disciplined Moderate Fund - A(1)(8)
JNL Disciplined Moderate Growth Fund - A(1)(8)
JNL Institutional Alt 20 Fund - A(1)(8)
JNL Institutional Alt 35 Fund - A(1)(8)
JNL Institutional Alt 50 Fund - A(1)(8)
JNL Multi-Manager Alternative Fund - A(8)
JNL Multi-Manager Mid Cap Fund - A(8)

JNL Multi-Manager Small Cap Growth Fund - A(8)
JNL Multi-Manager Small Cap Value Fund - A(8)
JNL/AB Dynamic Asset Allocation Fund - A(8)
JNL/American Funds® Balanced Allocation Fund - A(1)(8)
JNL/American Funds Blue Chip Income and Growth Fund - A(8)
JNL/American Funds Global Bond Fund - A(8)
JNL/American Funds Global Small Capitalization Fund - A(8)
JNL/American Funds Growth-Income Fund - A(8)
JNL/American Funds Growth Allocation Fund - A(1)(8)

JNL/American Funds International Fund - A(8)
JNL/American Funds New World Fund - A(8)
JNL/AQR Managed Futures Strategy Fund - A(8)
JNL/BlackRock Global Allocation Fund - A(8)
JNL/BlackRock Large Cap Select Growth Fund - A(8)
JNL/BlackRock Natural Resources Fund - A(8)
JNL/Boston Partners Global Long Short Equity Fund - A(8)
JNL/Brookfield Global Infrastructure and MLP Fund - A(8)
JNL/Capital Guardian Global Balanced Fund - A(8)

64

Jackson National Separate Account I
Notes to Financial Statements (continued)
December 31, 2016

Note 1 - Organization (continued)
JNL® Series Trust
JNL/Capital Guardian Global Diversified Research Fund - A(7)(8)
JNL/Causeway International Value Select Fund - A(8)
JNL/Crescent High Income Fund - A(8)
JNL/DFA U.S. Core Equity Fund - A(8)
JNL/DoubleLine Emerging Markets Fixed Income Fund - A(8)
JNL/DoubleLine Shiller Enhanced CAPE Fund - A(8)
JNL/Eastspring Investments Asia ex-Japan Fund - A(2)(7)(8)
JNL/FPA + DoubleLine Flexible Allocation Fund - A(6)(8)
JNL/Franklin Templeton Founding Strategy Fund - A(1)(8)
JNL/Franklin Templeton Global Growth Fund - A(8)
JNL/Franklin Templeton Global Multisector Bond Fund - A(8)
JNL/Franklin Templeton Income Fund - A(8)
JNL/Franklin Templeton International Small Cap Growth
Fund - A(8)
JNL/Franklin Templeton Mutual Shares Fund - A(8)
JNL/Goldman Sachs Core Plus Bond Fund - A(8)
JNL/Goldman Sachs Emerging Markets Debt Fund - A(8)
JNL/Goldman Sachs Mid Cap Value Fund - A(8)
JNL/Goldman Sachs U.S. Equity Flex Fund - A(8)
JNL/Harris Oakmark Global Equity Fund - A(8)
JNL/Invesco China-India Fund - A(2)(6)(8)
JNL/Invesco Global Real Estate Fund - A(8)
JNL/Invesco International Growth Fund - A(8)
JNL/Invesco Large Cap Growth Fund - A(7)(8)
JNL/Invesco Mid Cap Value Fund - A(8)
JNL/Invesco Small Cap Growth Fund - A(8)

JNL/JPMorgan MidCap Growth Fund - A(8)
JNL/JPMorgan U.S. Government & Quality Bond Fund - A(8)
JNL/Lazard Emerging Markets Fund - A(8)
JNL/MC 10 x 10 Fund - A(1)(4)(8)
JNL/MC Bond Index Fund - A(4)(8)
JNL/MC Emerging Markets Index Fund - A(4)(8)
JNL/MC European 30 Fund - A(4)(8)
JNL/MC Index 5 Fund - A(1)(4)(8)
JNL/MC International Index Fund - A(4)(8)
JNL/MC Pacific Rim 30 Fund - A(4)(8)
JNL/MC S&P 400 MidCap Index Fund - A(4)(8)
JNL/MC S&P 500 Index Fund - A(4)(8)
JNL/MC Small Cap Index Fund - A(4)(8)
JNL/MC Utilities Sector Fund - A(4)(8)
JNL/MMRS Conservative Fund - A(8)
JNL/MMRS Growth Fund - A(8)
JNL/MMRS Moderate Fund - A(8)
JNL/Morgan Stanley Mid Cap Growth Fund - A(8)
JNL/Neuberger Berman Strategic Income Fund - A(8)
JNL/Oppenheimer Emerging Markets Innovator Fund - A(8)
JNL/Oppenheimer Global Growth Fund - A(8)
JNL/PIMCO Real Return Fund - A(8)
JNL/PIMCO Total Return Bond Fund - A(8)
JNL/PPM America Floating Rate Income Fund - A(2)(8)
JNL/PPM America High Yield Bond Fund - A(2)(8)

JNL/PPM America Mid Cap Value Fund - A(2)(8)
JNL/PPM America Small Cap Value Fund - A(2)(8)
JNL/PPM America Total Return Fund - A(2)(8)
JNL/PPM America Value Equity Fund - A(2)(8)
JNL/Red Rocks Listed Private Equity Fund - A(8)
JNL/S&P 4 Fund - A(1)(8)
JNL/S&P Competitive Advantage Fund - A(8)
JNL/S&P Dividend Income & Growth Fund - A(8)
JNL/S&P International 5 Fund - A(8)
JNL/S&P Intrinsic Value Fund - A(8)
JNL/S&P Managed Aggressive Growth Fund - A(8)
JNL/S&P Managed Conservative Fund - A(8)
JNL/S&P Managed Growth Fund - A(8)
JNL/S&P Managed Moderate Fund - A(8)
JNL/S&P Managed Moderate Growth Fund - A(8)
JNL/S&P Mid 3 Fund - A(8)
JNL/S&P Total Yield Fund - A(8)
JNL/Scout Unconstrained Bond Fund - A(8)
JNL/T. Rowe Price Established Growth Fund - A(8)
JNL/T. Rowe Price Mid-Cap Growth Fund - A(8)
JNL/T. Rowe Price Short-Term Bond Fund - A(8)
JNL/T. Rowe Price Value Fund - A(8)
JNL/Westchester Capital Event Driven Fund - A(8)
JNL/WMC Balanced Fund - A(8)
JNL/WMC Money Market Fund - A(8)
JNL/WMC Value Fund - A(8)

JNL Variable Fund LLC
JNL/MC Communications Sector Fund - A(4)(8)(9) JNL/MC Consumer Brands Sector Fund - A(4)(8) JNL/MC Dow IndexSM Fund - A(4)(8) JNL/MC Financial Sector Fund - A(4)(8)	JNL/MC Global 30 Fund - A(4)(8) JNL/MC Healthcare Sector Fund - A(4)(8) JNL/MC JNL 5 Fund - A(4)(8) JNL/MC Nasdaq® 100 Fund - A(4)(5)(8)	JNL/MC Oil & Gas Sector Fund - A(4)(8) JNL/MC S&P® 24 Fund - A(4)(8) JNL/MC S&P® SMid 60 Fund - A(4)(8) JNL/MC Technology Sector Fund - A(4)(8)

65

Jackson National Separate Account I
Notes to Financial Statements (continued)
December 31, 2016

Note 1 – Organization (continued)

Jackson National Asset Management, LLC (“JNAM”) serves as investment adviser for the Funds comprising the Jackson Variable Series Trust, JNL Series Trust, JNL Variable Fund LLC and JNL Investors Series Trust. JNAM is a wholly-owned subsidiary of Jackson and received fees for its services from each Fund.

During the year ended December 31, 2016, the following Funds changed names:

PRIOR FUND NAME	CURRENT FUND NAME	EFFECTIVE DATE
JNL/Eastspring Investments China-India Fund	JNL/Invesco China-India Fund	April 25, 2016
JNL/Ivy Asset Strategy Fund	JNL/FPA + DoubleLine Flexible Allocation Fund	April 25, 2016
JNL/MC Nasdaq25 Fund	JNL/MC Nasdaq100 Fund	April 25, 2016

During the year ended December 31, 2016, the following Fund acquisitions were completed:

ACQUIRED FUND	ACQUIRING FUND	DATE OF ACQUISITION
JNL/MC Frontier Markets 100 Index Fund	JNL/MC Emerging Markets Index Fund	April 25, 2016
JNL/Capital Guardian Global Diversified Research Fund	JNL/Oppenheimer Global Growth Fund	April 25, 2016
JNL/Eastspring Investments Asia ex-Japan Fund	JNL/Invesco China-India Fund	April 25, 2016
JNL/Invesco Large Cap Growth Fund	JNL/BlackRock Large Cap Select Growth Fund	April 25, 2016
JNL/PPM America Total Return Fund(10)	JNL/PPM America Total Return Fund(10)	April 25, 2016

(1) The Fund is a Fund of Fund advised by JNAM, an affiliate of Jackson and has no sub-adviser.
(2) The Fund is or was sub-advised by an affiliate of Jackson during the year.
(3) “JG” denotes the Fund of Fund group JNAM Guidance throughout these financial statements.
(4) “MC” denotes the sub-adviser Mellon Capital throughout these financial statements.
(5) The Fund’s name was changed during the year ended December 31, 2016 to align the Fund name with its investment strategy.
(6) The Fund’s name was changed during the year ended December 31, 2016 due to a change in sub-adviser(s).
(7) This Fund was acquired during the year and is no longer available as of December 31, 2016.
(8) “A” denotes Class A shares of the respective Fund throughout these financial statements.
(9) JNL/MC Communications Sector Fund is closed to new contract owners.
(10) The purpose of the acquisition was to facilitate an acquisition of a Fund with the same name and investment objective in JNL Investors Series Trust into a Fund in JNL Series Trust. Although the Fund in JNL Investors Series Trust was legally dissolved, it is considered the acquiring Fund for financial reporting purposes. The acquired Fund had no activity prior to inception on April 25, 2016 nor did it hold any investments on April 25, 2016, and as a result, there were no results of operations, net assets, cost basis or market value carried forward from the acquired Fund to the acquiring Fund.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

66

Jackson National Separate Account I
Notes to Financial Statements (continued)
December 31, 2016

Note 2 - Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investments

The Separate Account’s Investment Divisions’ investments in the corresponding Funds are stated at the closing net asset value (“NAV”) of the respective Fund, which represent fair value. The average cost method is used in determining the cost of the shares sold on withdrawals by the Investment Divisions of the Separate Account. Investments in the Funds are recorded on trade date for financial reporting purposes. Realized gain distributions and dividend income distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as gain or income to the Investment Divisions of the Separate Account on the ex-dividend date.

Federal Income Taxes

The operations of the Separate Account are taxed as part of the operations of Jackson, which is taxed as a “life insurance company” under the provisions of the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account. Therefore, no federal income tax provision is required.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Separate Account’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. The Interpretation requires that management evaluate the tax positions taken in the returns which remain subject to examination by the Internal Revenue Service and other tax jurisdictions. JNAM completed an evaluation of the Separate Account’s tax positions and based on that evaluation, determined that no provision for federal income tax is required in the Separate Account’s financial statements during the year ended December 31, 2016.

FASB ASC Topic 820, “Fair Value Measurement”

As of December 31, 2016, all of the Separate Account’s Investment Divisions’ investment in each of the corresponding Funds are valued as a practical expedient at their daily reported net asset value (“NAV”) and as such are not included in the fair value hierarchy required under FASB ASC Topic 820, “Fair Value Measurement”.  On each valuation date, the NAV of each corresponding Fund is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (generally, 4:00 PM Easter Time).  The characterization of the underlying securities held by the Funds in accordance with FASB ASC Topic 820 differs from the characterization of the Separate Account’s Investment Divisions’ investment in the corresponding Funds. Although there can be no assurance, in general, the fair value of the investment valued as a practical expedient is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

67

Jackson National Separate Account I
Notes to Financial Statements (continued)
December 31, 2016

Note 3 - Contract Charges

Under the term of the contracts, certain charges are allocated to the contract owner to compensate Jackson for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts. These charges result in a reduction in contract unit value or redemptions of contract units in the number of contract units outstanding.

Contract Owner Charges

The following charges are assessed to the contract owner by redemption of contract units outstanding:

Contract Maintenance Charge

An annual contract maintenance charge of $35 - $50 is charged against each contract to reimburse Jackson for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary of the contract date that occurs prior to the annuity date or in conjunction with a total withdrawal, as applicable. This charge is only imposed if the contract value is less than $50,000 on the date when the charge is assessed. The charge is deducted by redemption of contract units.

Transfer Charge

A transfer charge of $25 will apply to transfers made by contract owners between the Investment Divisions in excess of 15 transfers in a contract year. Contract year is defined as the succeeding twelve months from the contract issue date. Jackson may waive the transfer charge in connection with pre-authorized automatic transfer programs, or in those states where a lesser charge is required. This charge will be deducted from the amount transferred prior to the allocation to a different Investment Division.

Surrender or Contingent Deferred Sales Charge

During the first three to nine contract years, certain contracts include a provision for a charge upon the surrender or partial surrender of the contract. The amount assessed under the contract terms, if any, depends upon the cost associated with distributing the particular contracts. The amount, if any, is determined based on a number of factors, including the amount withdrawn, the contract year of surrender, or the number and amount of withdrawals in a calendar year. The surrender charges are assessed by Jackson and withheld from the proceeds of the withdrawals.

Optional Benefit Charges

Guaranteed Minimum Income Benefit Charge. If this benefit has been selected, Jackson will assess an annual charge of 0.40% to 0.87%, depending on the contract, of the Guaranteed Minimum Income Benefit (“GMIB”) base. The charge will be deducted each calendar quarter from the contract value by redemption of contract units.

Guaranteed Minimum Accumulation Benefit Charge. If this benefit has been selected, Jackson will assess an annual charge of 1.00% to 1.02% of the Guaranteed Value (“GV”). The charge will be deducted each calendar quarter from the contract value by redemption of contract units.

Guaranteed Minimum Withdrawal Benefit Charge. If this benefit has been selected, Jackson will assess an annual charge of 0.50% to 3.00%, depending on the contract, of the Guaranteed Withdrawal Balance (“GWB”). The charge will be deducted each calendar quarter from the contract value by redemption of contract units.

Guaranteed Minimum Death Benefit Charge. If any of the optional death benefits are selected that are available under the contract, Jackson will assess an annual charge of 0.60% to 1.80%, depending on the contract, of the Death Benefit base. The charge will be deducted each contract quarter from the contract value by redemption of contract units.

68

Jackson National Separate Account I
Notes to Financial Statements (continued)
December 31, 2016

Note 3 - Contract Charges (continued)

Asset-based Charges

The following charges are assessed to the contract owner by a reduction in contract unit value:

Insurance Charges

Jackson deducts a daily charge for administrative expenses from the net assets of the Separate Account equivalent to an annual rate of 0.05% to 0.15%. In designated products, this expense is waived for contracts valued greater than $1 million, refer to the product prospectus for eligibility. The administration charge is designed to reimburse Jackson for expenses incurred in administering the Separate Account and its contracts and reduces the contract unit value.

Jackson deducts a daily base contract charge from the net assets of the Separate Account equivalent to an annual rate of 0.15% to 1.65% for the assumption of mortality and expense risks. The mortality risk assumed by Jackson is that the insured may receive benefits greater than those anticipated by Jackson. The expense risk assumed by Jackson is that the actual cost of administering the contracts of the Separate Account may exceed the amount received from the Administration Charge and the Contract Maintenance Charge.

Optional Benefit Charges

Earnings Protection Benefit Charge. If this benefit option has been selected, Jackson will make an additional deduction of 0.20% to 0.45%, depending on the contract chosen, on an annual basis of the average daily net assets of the contract owner’s allocations to the Investment Divisions.

Contract Enhancement Charge. If one of the contract enhancement benefits is selected, then for a period of five to nine contract years, Jackson will make an additional deduction based upon the average daily net assets of the contract owner’s allocations to the Investment Divisions. The amounts of these charges depend upon the contract enhancements selected and range from 0.395% to 0.832%.

Withdrawal Charge Period. If the optional three, four, or five-year withdrawal charge period feature is selected, Jackson will deduct 0.45%, 0.40%, or 0.30%, respectively, on an annual basis of the average daily net assets of the contract owner’s allocations to the Investment Divisions.

20% Additional Free Withdrawal Charge. If a contract owner selects the optional feature that permits you to withdraw up to 20% of premiums that are still subject to a withdrawal charge minus earnings during a contract year without withdrawal charge, Jackson will deduct 0.30% to 0.40% on an annual basis of the average daily net assets of the contract owner’s allocations to the Investment Divisions.

Optional Death Benefit Charges. If any of the optional death benefits are selected that are available under the contract, Jackson will make an additional deduction of 0.15% to 0.80% on an annual basis of the average daily net assets the contract owner’s allocations to the Investment Divisions, based on the optional death benefit selected.

Premium Taxes

Some states and other governmental entities charge premium taxes or other similar taxes. Jackson pays these taxes and may make a deduction from the value of the contract for them. Premium taxes generally range from 0% to 3.5% depending on the state.

69

Jackson National Separate Account I
Notes to Financial Statements (continued)
December 31, 2016

Note 4 – Related Party Transactions

For contract enhancement benefits related to the optional benefits offered, Jackson contributed $2,727,489 and $4,548,950 to the Separate Account in the form of additional premium to contract owners’ accounts for the years ended December 31, 2016 and 2015, respectively. These amounts are included in purchase payments from contract transactions.

Note 5 – Purchases and Sales of Investments

For the year ended December 31, 2016, cost of purchases and proceeds from sales of the Investment Divisions’ investments in the corresponding Funds are as follows:

Jackson Variable Series Trust
	Cost of Purchases	Proceeds from Sales		Cost of Purchases	Proceeds from Sales
JG - Alt 100 Fund	$ 33,083,812	$ 111,887,565	JNL/DFA U.S. Micro Cap Fund	$ 23,719,236	$ 12,617,865
JG - Conservative Fund	47,104,679	38,605,720	JNL/DoubleLine Total Return Fund	652,320,823	306,466,576
JG - Equity 100 Fund	11,165,810	21,367,876	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	16,513,963	15,237,041
JG - Fixed Income 100 Fund	16,501,782	25,634,233	JNL/Epoch Global Shareholder Yield Fund	13,141,046	9,938,182
JG - Growth Fund	58,440,839	54,357,923	JNL/FAMCO Flex Core Covered Call Fund	25,382,857	30,748,813
JG - Interest Rate Opportunities Fund	4,149,633	13,768,038	JNL/Lazard International Strategic Equity Fund	22,307,597	19,778,983
JG - Maximum Growth Fund	31,268,019	46,930,256	JNL/MC Frontier Markets 100 Index Fund*	1,437,589	16,735,371
JG - Moderate Fund	85,138,767	90,573,062	JNL/Neuberger Berman Currency Fund	6,653,179	4,764,070
JG - Moderate Growth Fund	105,082,971	160,821,703	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	9,969,490	4,194,340
JG - Real Assets Fund	6,410,825	3,399,082	JNL/Nicholas Convertible Arbitrage Fund	8,020,779	25,835,113
JNL Tactical ETF Conservative Fund	42,892,985	17,719,624	JNL/PIMCO Credit Income Fund	192,029,966	67,397,953
JNL Tactical ETF Growth Fund	48,208,595	25,007,493	JNL/PPM America Long Short Credit Fund	8,318,297	6,647,870
JNL Tactical ETF Moderate Fund	81,020,735	36,074,853	JNL/T. Rowe Price Capital Appreciation Fund	466,629,123	86,915,984
JNL/American Funds Global Growth Fund	26,253,929	31,848,325	JNL/The Boston Company Equity Income Fund	22,311,650	27,625,929
JNL/American Funds Growth Fund	73,442,806	48,048,701	JNL/The London Company Focused U.S. Equity Fund	11,255,368	5,108,576
JNL/AQR Risk Parity Fund	14,288,571	9,303,123	JNL/Van Eck International Gold Fund	51,190,866	35,789,567
JNL/BlackRock Global Long Short Credit Fund	13,079,981	24,789,155	JNL/WCM Focused International Equity Fund	7,709,858	3,476,116

70

Jackson National Separate Account I
Notes to Financial Statements (continued)
December 31, 2016

Note 5 – Purchases and Sales of Investments (continued)

JNL Series Trust
	Cost of Purchases	Proceeds from Sales		Cost of Purchases	Proceeds from Sales
JNL Alt 65 Fund - A	$ 32,157,677	$ 138,489,913	JNL/FPA + DoubleLine Flexible Allocation - A	$ 231,489,490	$ 572,822,594
JNL Disciplined Growth Fund - A	198,077,199	138,544,242	JNL/Franklin Templeton Founding Strategy Fund - A	132,042,233	269,794,249
JNL Disciplined Moderate Fund - A	221,200,571	212,315,150	JNL/Franklin Templeton Global Growth Fund - A	95,435,937	94,615,064
JNL Disciplined Moderate Growth Fund - A	291,934,623	284,384,853	JNL/Franklin Templeton Global Multisector Bond Fund - A	117,835,220	189,091,049
JNL Institutional Alt 20 Fund - A	106,742,132	298,342,322	JNL/Franklin Templeton Income Fund - A	347,318,542	339,863,120
JNL Institutional Alt 35 Fund - A	120,193,014	358,633,198	JNL/Franklin Templeton International Small Cap Growth Fund - A	119,516,919	168,367,422
JNL Institutional Alt 50 Fund - A	207,685,056	595,477,860	JNL/Franklin Templeton Mutual Shares Fund - A	132,474,499	113,768,834
JNL Multi-Manager Alternative Fund - A	5,556,349	3,223,517	JNL/Goldman Sachs Core Plus Bond Fund - A	316,927,743	271,217,906
JNL Multi-Manager Mid Cap Fund - A	9,441,441	176,839	JNL/Goldman Sachs Emerging Markets Debt Fund - A	23,751,425	43,039,629
JNL Multi-Manager Small Cap Growth Fund - A	248,605,152	259,493,659	JNL/Goldman Sachs Mid Cap Value Fund - A	121,156,253	149,774,997
JNL Multi-Manager Small Cap Value Fund - A	178,486,803	135,014,320	JNL/Goldman Sachs U.S. Equity Flex Fund - A	97,201,768	125,730,480
JNL/AB Dynamic Asset Allocation - A	9,108,260	9,182,940	JNL/Harris Oakmark Global Equity Fund - A	8,944,887	3,474,376
JNL/American Funds Balanced Allocation Fund - A	618,968,592	217,352,200	JNL/Invesco China-India Fund - A	196,555,344	130,409,507
JNL/American Funds Blue Chip Income and Growth Fund - A	854,537,307	342,752,254	JNL/Invesco Global Real Estate Fund - A	401,442,073	378,501,214
JNL/American Funds Global Bond Fund - A	151,215,339	132,574,440	JNL/Invesco International Growth Fund - A	252,551,411	164,945,238
JNL/American Funds Global Small Capitalization Fund - A	94,148,774	120,398,688	JNL/Invesco Large Cap Growth Fund - A*	112,879,119	654,023,941
JNL/American Funds Growth-Income Fund - A	1,073,377,269	513,562,830	JNL/Invesco Mid Cap Value Fund - A	104,777,759	74,148,629
JNL/American Funds Growth Allocation Fund - A	444,535,505	169,327,263	JNL/Invesco Small Cap Growth Fund - A	412,676,691	293,541,956
JNL/American Funds International Fund - A	272,303,324	190,738,189	JNL/JPMorgan MidCap Growth Fund - A	280,503,715	353,441,253
JNL/American Funds New World Fund - A	204,428,525	139,547,301	JNL/JPMorgan U.S. Government & Quality Bond Fund - A	647,376,139	499,073,111
JNL/AQR Managed Futures Strategy Fund - A	97,795,371	80,905,816	JNL/Lazard Emerging Markets Fund - A	56,403,781	90,153,612
JNL/BlackRock Global Allocation Fund - A	651,129,561	663,979,685	JNL/MC 10 x 10 Fund - A	73,536,298	91,487,436
JNL/BlackRock Large Cap Select Growth Fund - A	790,508,612	361,648,402	JNL/MC Bond Index Fund - A	398,225,874	318,836,142
JNL/BlackRock Natural Resources Fund - A	308,233,875	200,545,531	JNL/MC Emerging Markets Index Fund - A	355,770,642	186,869,577
JNL/Boston Partners Global Long Short Equity Fund - A	24,287,760	20,074,233	JNL/MC European 30 Fund - A	100,029,858	188,327,311
JNL/Brookfield Global Infrastructure and MLP Fund - A	270,876,053	180,648,027	JNL/MC Index 5 Fund - A	116,783,057	117,793,625
JNL/Capital Guardian Global Balanced Fund - A	111,294,309	106,065,558	JNL/MC International Index Fund - A	274,153,134	191,368,156
JNL/Capital Guardian Global Diversified Research Fund - A*	98,178,592	484,067,230	JNL/MC Pacific Rim 30 Fund - A	77,457,532	93,329,752
JNL/Causeway International Value Select Fund - A	79,179,818	89,347,378	JNL/MC S&P 400 MidCap Index Fund - A	758,957,048	357,042,364
JNL/Crescent High Income Fund - A	77,906,025	53,353,181	JNL/MC S&P 500 Index Fund - A	1,490,435,904	882,996,508
JNL/DFA U.S. Core Equity Fund - A	280,192,324	132,737,203	JNL/MC Small Cap Index Fund - A	508,898,779	269,584,161
JNL/DoubleLine Emerging Markets Fixed Income Fund - A	5,065,464	1,737,033	JNL/MC Utilities Sector Fund - A	54,437,792	28,369,293
JNL/DoubleLine Shiller Enhanced CAPE Fund - A	69,932,828	10,110,457	JNL/MMRS Conservative Fund - A	35,684,895	117,909,633
JNL/Eastspring Investments Asia ex-Japan Fund - A*	10,097,871	111,731,418	JNL/MMRS Growth Fund - A	10,054,082	17,778,202

71

Jackson National Separate Account I
Notes to Financial Statements (continued)
December 31, 2016

Note 5 – Purchases and Sales of Investments (continued)

JNL Series Trust (continued)
	Cost of Purchases	Proceeds from Sales		Cost of Purchases	Proceeds from Sales
JNL/MMRS Moderate Fund - A	$ 33,732,057	$ 64,977,560	JNL/S&P Intrinsic Value Fund - A	$ 223,416,777	$ 342,364,608
JNL/Morgan Stanley Mid Cap Growth Fund - A	40,100,579	31,533,167	JNL/S&P Managed Aggressive Growth Fund - A	290,640,044	365,135,572
JNL/Neuberger Berman Strategic Income Fund - A	234,891,303	141,963,003	JNL/S&P Managed Conservative Fund - A	375,058,017	390,503,768
JNL/Oppenheimer Emerging Markets Innovator Fund - A	8,846,503	4,353,985	JNL/S&P Managed Growth Fund - A	628,298,648	811,425,481
JNL/Oppenheimer Global Growth Fund - A	657,890,244	358,679,379	JNL/S&P Managed Moderate Fund - A	391,957,625	538,189,621
JNL/PIMCO Real Return Fund - A	301,165,606	267,810,042	JNL/S&P Managed Moderate Growth Fund - A	692,744,779	1,012,410,278
JNL/PIMCO Total Return Bond Fund - A	609,604,171	769,001,624	JNL/S&P Mid 3 Fund - A	102,416,497	78,407,915
JNL/PPM America Floating Rate Income Fund - A	458,037,071	406,151,432	JNL/S&P Total Yield Fund - A	231,205,908	193,762,777
JNL/PPM America High Yield Bond Fund - A	719,546,643	680,873,623	JNL/Scout Unconstrained Bond Fund - A	24,424,257	11,415,647
JNL/PPM America Mid Cap Value Fund - A	451,544,341	149,259,758	JNL/T. Rowe Price Established Growth Fund - A	795,192,551	984,935,311
JNL/PPM America Small Cap Value Fund - A	445,656,504	193,149,392	JNL/T. Rowe Price Mid-Cap Growth Fund - A	723,879,909	716,393,957
JNL/PPM America Total Return Fund - A	242,461,422	50,281,934	JNL/T. Rowe Price Short-Term Bond Fund - A	507,246,221	423,748,250
JNL/PPM America Value Equity Fund - A	69,815,719	44,726,250	JNL/T. Rowe Price Value Fund - A	474,168,943	313,860,989
JNL/Red Rocks Listed Private Equity Fund - A	100,339,094	103,156,364	JNL/Westchester Capital Event Driven Fund - A	2,356,946	2,141,696
JNL/S&P 4 Fund - A	1,507,570,330	1,427,821,825	JNL/WMC Balanced Fund - A	1,857,135,207	715,431,996
JNL/S&P Competitive Advantage Fund - A	437,852,116	370,672,579	JNL/WMC Money Market Fund - A	1,971,692,557	1,948,368,173
JNL/S&P Dividend Income & Growth Fund - A	1,817,319,075	510,864,289	JNL/WMC Value Fund - A	170,552,370	156,975,827
JNL/S&P International 5 Fund - A	11,925,791	9,029,944

JNL Variable Fund LLC
	Cost of Purchases	Proceeds from Sales		Cost of Purchases	Proceeds from Sales
JNL/MC Communications Sector Fund - A	$ 46,640,694	$ 35,232,442	JNL/MC JNL 5 Fund - A	$ 272,878,238	$ 596,112,540
JNL/MC Consumer Brands Sector Fund - A	315,416,041	404,205,848	JNL/MC Nasdaq 100 Fund - A	552,852,490	251,285,188
JNL/MC Dow Index Fund - A	117,286,744	128,496,144	JNL/MC Oil & Gas Sector Fund - A	617,422,069	307,599,341
JNL/MC Financial Sector Fund - A	472,651,078	225,031,982	JNL/MC S&P 24 Fund - A	103,157,878	130,786,976
JNL/MC Global 30 Fund - A	56,215,767	93,707,885	JNL/MC S&P SMid 60 Fund - A	467,754,015	132,274,606
JNL/MC Healthcare Sector Fund - A	697,769,921	921,160,356	JNL/MC Technology Sector Fund - A	422,974,878	373,234,739
*No longer available as of April 25, 2016.

72

Jackson National Separate Account I
Notes to Financial Statements (continued)
December 31, 2016

Note 6 – Subsequent Events

Management has evaluated subsequent events for the Separate Accounts through the date the financial statements are issued and the following events occurred:

On March 20, 2017, contract holders of JNL/Mellon Capital S&P 24 Fund Investment Division as shareowners in the acquired Fund approved the acquisition of JNL/Mellon Capital S&P 24 Fund into JNL/Mellon Capital JNL 5 Fund effective after close of business on April 24, 2017. Also effective after close of business on April 24, 2017, JNL/Morgan Stanley Mid Cap Growth Fund will be acquired by JNL/T.Rowe Price Mid-Cap Growth Fund.

No other events were noted that required adjustments to the financial statements or disclosure in the notes.

73

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights
The following is a summary for each period in the five-year period ended December 31, 2016, of unit values, total returns and expense ratios for variable annuity contracts with the highest and lowest expense ratios in addition to certain other Investment Division data. Unit values for Investment Divisions that do not have any assets at period end are calculated based on the net asset value of the underlying Fund less expenses charged directly to that Investment Division of the Separate Account.

	JG - Alt 100 Fund (a)	JG - Conservative Fund (a)	JG - Equity 100 Fund (b)	JG - Fixed Income 100 Fund (b)	JG - Growth Fund (c)	JG - Interest Rate Opportunities Fund (c)	JG - Maximum Growth Fund (a)	JG - Moderate Fund (a)	JG - Moderate Growth Fund (a)	JG - Real Assets Fund (c)

Highest expense ratio
Period ended December 31, 2016

Unit Value	$10.059053	$10.729749	$13.721240	$9.741099	$11.446913	$9.543395	$12.772848	$11.959560	$12.025754	$9.271295
Total Return *	-1.14%	3.18%	5.25%	3.21%	4.68%	3.27%	5.75%	3.91%	4.45%	11.26%
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%

Period ended December 31, 2015

Unit Value	$10.175192	$10.399287	$13.036304	$9.438324	$10.935398	$9.241220	$12.078427	$11.509692	$11.513522	$8.333269
Total Return *	-2.93%	-2.92%	-2.47%	-3.31%	-2.01%	-5.10%	-2.55%	-2.56%	-2.56%	-12.60%
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%

Period ended December 31, 2014

Unit Value	$10.481856	$10.712563	$13.365997	$9.761038	$11.159155	$9.737764	$12.393887	$11.811656	$11.816159	$9.534736
Total Return *	1.00%	2.43%	3.53%	0.87%	2.87%	-0.20%	2.96%	2.42%	2.82%	-2.88%
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%

Period ended December 31, 2013

Unit Value	$10.377791	$10.458910	$12.909766	$9.676527	$10.848221	$9.757449	$12.036999	$11.532390	$11.492164	$9.817049
Total Return *	2.59%	-0.40%	25.57%	-3.63%	6.60%***	-2.42%***	17.30%	10.76%	10.37%	-2.22%***
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%

Period ended December 31, 2012

Unit Value	$10.115887	$10.501283	$10.280954	$10.041477	n/a	n/a	$10.261285	$10.412286	$10.412310	n/a
Total Return *	1.38%***	5.20%***	1.76%***	0.64%***	n/a	n/a	1.55%***	3.07%***	2.82%***	n/a
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	n/a	n/a	1.25%	1.25%	1.25%	n/a

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations February 6, 2012.
(b) Commencement of operations September 10, 2012.
(c) Commencement of operations April 29, 2013.

74

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JG - Alt 100 Fund (a)	JG - Conservative Fund (a)	JG - Equity 100 Fund (b)	JG - Fixed Income 100 Fund (b)	JG - Growth Fund (c)	JG - Interest Rate Opportunities Fund (c)	JG - Maximum Growth Fund (a)	JG - Moderate Fund (a)	JG - Moderate Growth Fund (a)	JG - Real Assets Fund (c)

Lowest expense ratio
Period ended December 31, 2016

Unit Value	$10.257705	$10.941929	$13.958916	$9.910196	$11.616244	$9.684560	$13.028841	$12.196060	$12.263598	$9.408349
Total Return *	-0.75%	3.59%	5.67%	3.62%	5.10%	3.68%	6.17%	4.32%	4.87%	11.70%
Ratio of Expenses **	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%

Period ended December 31, 2015

Unit Value	$10.334826	$10.562722	$13.209312	$9.563943	$11.052977	$9.340594	$12.271440	$11.690572	$11.694482	$8.422776
Total Return *	-2.54%	-2.54%	-2.08%	-2.92%	-1.61%	-4.72%	-2.15%	-2.17%	-2.17%	-12.25%
Ratio of Expenses **	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%

Period ended December 31, 2014

Unit Value	$10.603814	$10.837483	$13.489320	$9.851467	$11.234131	$9.803181	$12.541681	$11.949381	$11.953965	$9.598681
Total Return *	1.41%	2.84%	3.95%	1.28%	3.28%	0.20%	3.38%	2.83%	3.23%	-2.04%***
Ratio of Expenses **	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%

Period ended December 31, 2013

Unit Value	$10.456632	$10.538630	$12.976876	$9.727185	$10.877509	$9.783791	$12.131900	$11.620290	$11.579777	$9.833508
Total Return *	3.00%	0.00%	26.07%	-2.97%***	7.44%***	0.65%***	17.78%	11.20%	10.81%	-3.00%***
Ratio of Expenses **	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	1.00%

Period ended December 31, 2012

Unit Value	$10.152050	$10.539085	$10.293138	$10.049198	n/a	n/a	$10.300908	$10.449759	$10.449811	n/a
Total Return *	5.94%***	6.22%***	2.62%***	0.52%***	n/a	n/a	6.31%***	5.03%***	2.98%***	n/a
Ratio of Expenses **	0.85%	0.85%	0.85%	1.00%	n/a	n/a	0.85%	0.85%	0.85%	n/a

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations February 6, 2012.
(b) Commencement of operations September 10, 2012.
(c) Commencement of operations April 29, 2013.
75

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JG - Alt 100 Fund (a)	JG - Conservative Fund (a)	JG - Equity 100 Fund (b)	JG - Fixed Income 100 Fund (b)	JG - Growth Fund (c)	JG - Interest Rate Opportunities Fund (c)	JG - Maximum Growth Fund (a)	JG - Moderate Fund (a)	JG - Moderate Growth Fund (a)	JG - Real Assets Fund (c)

Investment Division data
Period ended December 31, 2016

Net Assets (in thousands)	$366,874	$136,744	$76,108	$65,929	$259,665	$37,744	$218,945	$413,769	$801,542	$13,156
Units Outstanding (in thousands)	36,086	12,640	5,493	6,712	22,486	3,927	16,942	34,267	65,961	1,408
Investment Income Ratio *	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Period ended December 31, 2015

Net Assets (in thousands)	$445,497	$122,256	$81,461	$71,862	$240,234	$45,565	$219,743	$398,190	$812,819	$9,036
Units Outstanding (in thousands)	43,427	11,686	6,203	7,567	21,832	4,906	18,028	34,343	70,035	1,078
Investment Income Ratio *	1.15%	1.17%	2.26%	1.19%	1.54%	0.97%	1.32%	1.57%	1.29%	0.63%

Period ended December 31, 2014

Net Assets (in thousands)	$330,093	$97,608	$78,822	$44,387	$156,055	$47,997	$113,732	$334,274	$476,811	$10,920
Units Outstanding (in thousands)	31,305	9,073	5,868	4,527	13,932	4,914	9,114	28,148	40,122	1,142
Investment Income Ratio *	1.09%	0.84%	0.60%	1.47%	0.47%	1.65%	0.66%	0.77%	0.71%	1.12%

Period ended December 31, 2013

Net Assets (in thousands)	$275,260	$55,255	$49,262	$22,059	$43,816	$28,938	$65,551	$172,059	$252,989	$4,999
Units Outstanding (in thousands)	26,425	5,268	3,806	2,275	4,033	2,962	5,422	14,870	21,932	509
Investment Income Ratio *	0.03%	0.74%	0.11%	0.55%	0.00%	0.00%	0.17%	0.47%	0.19%	0.00%

Period ended December 31, 2012

Net Assets (in thousands)	$135,531	$24,477	$3,443	$6,020	n/a	n/a	$20,322	$47,535	$65,697	n/a
Units Outstanding (in thousands)	13,376	2,328	335	599	n/a	n/a	1,976	4,559	6,299	n/a
Investment Income Ratio *	0.00%	0.00%	0.00%	0.00%	n/a	n/a	0.00%	0.00%	0.00%	n/a

*    These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a) Commencement of operations February 6, 2012.
(b) Commencement of operations September 10, 2012.
(c) Commencement of operations April 29, 2013.

76

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL Tactical ETF Conservative Fund (a)	JNL Tactical ETF Growth Fund (a)	JNL Tactical ETF Moderate Fund (a)	JNL/American Funds Global Growth Fund (d)	JNL/American Funds Growth Fund (a)	JNL/AQR Risk Parity Fund (d)	JNL/BlackRock Global Long Short Credit Fund (c)	JNL/DFA U.S. Micro Cap Fund (b)	JNL/DoubleLine Total Return Fund (d)	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (c)

Highest expense ratio
Period ended December 31, 2016

Unit Value	$11.528576	$13.434597	$12.623278	$11.537272	$16.295891	$10.244351	$9.896872	$16.938705	$10.076469	$10.341089
Total Return *	4.26%	7.14%	5.72%	-0.82%	7.68%	8.23%	1.50%	25.18%	-0.78%	5.14%
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	2.80%	1.25%

Period ended December 31, 2015

Unit Value	$11.057208	$12.539343	$11.940606	$11.632284	$15.134295	$9.465234	$9.750821	$13.531640	$10.155898	$9.835862
Total Return *	-0.97%	-1.24%	-1.09%	5.30%	5.12%	-11.42%	-2.57%	-6.02%	-0.16%***	0.74%
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	2.80%	1.25%

Period ended December 31, 2014

Unit Value	$11.165427	$12.696731	$12.072145	$11.046628	$14.397281	$10.686030	$10.008361	$14.398327	$10.478400	$9.763453
Total Return *	2.74%	3.26%	3.23%	0.79%	6.64%	6.61%	-0.07%	0.78%	5.17%	3.43%
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%

Period ended December 31, 2013

Unit Value	$10.868074	$12.295763	$11.694230	$10.960118	$13.500581	$10.023542	$10.015265	$14.286592	$9.963764	$9.440043
Total Return *	5.27%	17.00%	12.29%	7.92%***	27.84%	-1.04%***	0.38%***	41.85%	-0.35%***	-5.95%***
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%

Period ended December 31, 2012

Unit Value	$10.323527	$10.508906	$10.413978	n/a	$10.560434	n/a	n/a	$10.071414	n/a	n/a
Total Return *	2.59%***	3.28%***	2.53%***	n/a	4.07%***	n/a	n/a	0.79%***	n/a	n/a
Ratio of Expenses **	1.25%	1.25%	1.25%	n/a	1.25%	n/a	n/a	1.25%	n/a	n/a

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations February 6, 2012.
(b) Commencement of operations September 10, 2012.
(c) Commencement of operations April 29, 2013.
(d) Commencement of operations September 16, 2013.

77

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL Tactical ETF Conservative Fund (a)	JNL Tactical ETF Growth Fund (a)	JNL Tactical ETF Moderate Fund (a)	JNL/American Funds Global Growth Fund (d)	JNL/American Funds Growth Fund (a)	JNL/AQR Risk Parity Fund (d)	JNL/BlackRock Global Long Short Credit Fund (c)	JNL/DFA U.S. Micro Cap Fund (b)	JNL/DoubleLine Total Return Fund (d)	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (c)

Lowest expense ratio
Period ended December 31, 2016

Unit Value	$11.756542	$13.700231	$12.872885	$11.690038	$16.618257	$10.379961	$10.043286	$17.232586	$10.960333	$10.494170
Total Return *	4.68%	7.57%	6.14%	-0.42%	8.11%	8.66%	1.90%	25.68%	-1.88%***	5.56%
Ratio of Expenses **	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.25%	0.85%

Period ended December 31, 2015

Unit Value	$11.230964	$12.736376	$12.128231	$11.739379	$15.372230	$9.552346	$9.855675	$13.711595	$10.619879	$9.941723
Total Return *	-0.57%	-0.84%	-0.69%	5.72%	5.54%	-11.07%	-2.18%	-5.64%	0.83%	1.15%
Ratio of Expenses **	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%

Period ended December 31, 2014

Unit Value	$11.295623	$12.844747	$12.212884	$11.103818	$14.565242	$10.741330	$10.075609	$14.531571	$10.532615	$9.829141
Total Return *	3.15%	3.67%	3.65%	1.19%	7.07%	7.16%***	0.33%	1.19%	5.59%	3.84%
Ratio of Expenses **	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%

Period ended December 31, 2013

Unit Value	$10.950909	$12.389453	$11.783332	$10.972881	$13.603559	$10.030850	$10.042304	$14.361241	$9.975345	$9.465616
Total Return *	5.70%	17.47%	12.74%	5.73%***	28.35%	-0.97%***	0.47%***	38.46%***	-1.43%***	-1.37%***
Ratio of Expenses **	0.85%	0.85%	0.85%	0.85%	0.85%	1.00%	0.85%	0.85%	0.85%	0.85%

Period ended December 31, 2012

Unit Value	$10.360690	$10.546713	$10.451438	n/a	$10.598506	n/a	n/a	$10.079232	n/a	n/a
Total Return *	5.48%***	7.02%***	7.21%***	n/a	1.54%***	n/a	n/a	3.60%***	n/a	n/a
Ratio of Expenses **	0.85%	0.85%	0.85%	n/a	0.85%	n/a	n/a	1.00%	n/a	n/a

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations February 6, 2012.
(b) Commencement of operations September 10, 2012.
(c) Commencement of operations April 29, 2013.
(d) Commencement of operations September 16, 2013.

78

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL Tactical ETF Conservative Fund (a)	JNL Tactical ETF Growth Fund (a)	JNL Tactical ETF Moderate Fund (a)	JNL/American Funds Global Growth Fund (d)	JNL/American Funds Growth Fund (a)	JNL/AQR Risk Parity Fund (d)	JNL/BlackRock Global Long Short Credit Fund (c)	JNL/DFA U.S. Micro Cap Fund (b)	JNL/DoubleLine Total Return Fund (d)	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (c)

Investment Division data
Period ended December 31, 2016

Net Assets (in thousands)	$102,352	$159,685	$224,102	$85,586	$214,677	$32,116	$55,403	$53,987	$707,919	$35,923
Units Outstanding (in thousands)	8,798	11,759	17,580	7,364	13,031	3,114	5,556	3,156	66,862	3,447
Investment Income Ratio *	1.33%	1.31%	1.34%	0.00%	0.00%	0.00%	2.68%	0.17%	1.78%	4.84%

Period ended December 31, 2015

Net Assets (in thousands)	$75,313	$134,332	$175,370	$91,115	$172,664	$25,094	$67,176	$36,079	$364,627	$34,211
Units Outstanding (in thousands)	6,767	10,622	14,575	7,793	11,313	2,638	6,854	2,648	34,644	3,460
Investment Income Ratio *	1.24%	1.17%	1.11%	0.44%	0.56%	37.31%	5.34%	0.00%	2.95%	8.24%

Period ended December 31, 2014

Net Assets (in thousands)	$45,820	$98,243	$109,628	$31,092	$98,155	$19,065	$53,933	$33,715	$68,289	$14,150
Units Outstanding (in thousands)	4,083	7,688	9,033	2,807	6,775	1,780	5,373	2,331	6,500	1,445
Investment Income Ratio *	0.86%	0.67%	0.72%	0.23%	0.28%	0.00%	0.00%	0.00%	0.57%	0.00%

Period ended December 31, 2013

Net Assets (in thousands)	$32,732	$70,581	$80,235	$5,063	$45,214	$1,348	$22,308	$16,188	$5,167	$7,451
Units Outstanding (in thousands)	3,002	5,718	6,837	462	3,335	134	2,225	1,130	518	789
Investment Income Ratio *	0.00%	0.00%	0.00%	0.00%	0.19%	0.00%	0.00%	1.14%	0.00%	0.00%

Period ended December 31, 2012

Net Assets (in thousands)	$16,474	$21,517	$23,236	n/a	$9,870	n/a	n/a	$508	n/a	n/a
Units Outstanding (in thousands)	1,593	2,044	2,228	n/a	933	n/a	n/a	50	n/a	n/a
Investment Income Ratio *	2.03%	2.12%	2.11%	n/a	0.00%	n/a	n/a	0.00%	n/a	n/a

*    These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a) Commencement of operations February 6, 2012.
(b) Commencement of operations September 10, 2012.
(c) Commencement of operations April 29, 2013.
(d) Commencement of operations September 16, 2013.

79

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)
	JNL/Epoch Global Shareholder Yield Fund (a)	JNL/FAMCO Flex Core Covered Call Fund (a)	JNL/Lazard International Strategic Equity Fund (c)	JNL/MC Frontier Markets 100 Index Fund (b) (f)	JNL/Neuberger Berman Currency Fund (b)	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (e)	JNL/Nicholas Convertible Arbitrage Fund (a)	JNL/PIMCO Credit Income Fund (a)	JNL/PPM America Long Short Credit Fund (c)	JNL/T. Rowe Price Capital Appreciation Fund (d)

Highest expense ratio
Period ended December 31, 2016

Unit Value	$13.421663	$12.414564	$10.818386	$8.495855	$9.729055	$6.276762	$9.906559	$10.362318	$10.241393	$12.734276
Total Return *	5.83%	6.75%	-6.30%	-0.95%	-2.82%	10.51%	2.18%	3.39%	9.74%	6.43%
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	2.80%	1.25%	1.25%

Period ended December 31, 2015

Unit Value	$12.682036	$11.629602	$11.546103	$8.577498	$10.011504	$5.679797	$9.695177	$10.022226	$9.331998	$11.964386
Total Return *	-6.17%	-4.41%	3.11%	-15.99%	0.62%	-26.00%	-4.16%	-0.16%***	-4.94%	3.21%
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	2.80%	1.25%	1.25%

Period ended December 31, 2014

Unit Value	$13.515623	$12.166470	$11.197435	$10.210372	$9.949394	$7.674929	$10.116505	$10.884088	$9.816534	$11.592747
Total Return *	4.74%	7.49%	-2.65%	-16.03%	2.08%	-23.25%***	-2.30%	6.28%	-2.66%	10.34%
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%

Period ended December 31, 2013

Unit Value	$12.904367	$11.319214	$11.501897	$12.159927	$9.746359	n/a	$10.354623	$10.241245	$10.084594	$10.506291
Total Return *	21.80%	11.31%	12.70%***	16.92%	-3.13%	n/a	2.06%	-2.92%	0.77%***	4.44%***
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	1.25%	n/a	1.25%	1.25%	1.25%	1.25%

Period ended December 31, 2012

Unit Value	$10.595041	$10.169345	n/a	$10.400205	$10.061519	n/a	$10.145496	$10.549088	n/a	n/a
Total Return *	2.34%***	0.51%***	n/a	4.52%***	0.62%***	n/a	1.68%***	6.40%***	n/a	n/a
Ratio of Expenses **	1.25%	1.25%	n/a	1.25%	1.25%	n/a	1.25%	1.25%	n/a	n/a

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations February 6, 2012.
(b) Commencement of operations September 10, 2012.
(c) Commencement of operations April 29, 2013.
(d) Commencement of operations September 16, 2013.
(e) Commencement of operations April 28, 2014.
(f) The period is from January 1, 2016 through April 25, 2016, the date the Fund was acquired.  The respective acquisition can be found on page 66 of the Notes to Financial Statements. Unit values disclosed are as of April 22, 2016.

80

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)
	JNL/Epoch Global Shareholder Yield Fund (a)	JNL/FAMCO Flex Core Covered Call Fund (a)	JNL/Lazard International Strategic Equity Fund (c)	JNL/MC Frontier Markets 100 Index Fund (b) (f)	JNL/Neuberger Berman Currency Fund (b)	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (e)	JNL/Nicholas Convertible Arbitrage Fund (a)	JNL/PIMCO Credit Income Fund (a)	JNL/PPM America Long Short Credit Fund (c)	JNL/T. Rowe Price Capital Appreciation Fund (d)

Lowest expense ratio
Period ended December 31, 2016

Unit Value	$13.686867	$12.659907	$10.979083	$8.619492	$9.897860	$6.344151	$10.102176	$11.742678	$10.392978	$12.902874
Total Return *	6.26%	7.18%	-5.93%	-0.83%	-2.43%	10.95%	2.59%	-2.79%***	10.18%	6.86%
Ratio of Expenses **	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.25%	0.85%	0.85%

Period ended December 31, 2015

Unit Value	$12.881138	$11.812217	$11.670957	$8.691582	$10.144651	$5.717924	$9.847269	$10.814533	$9.432416	$12.074524
Total Return *	-5.79%	-4.03%	3.53%	-15.66%	1.03%	-25.70%	-3.78%	-1.78%	-4.55%	3.62%
Ratio of Expenses **	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%

Period ended December 31, 2014

Unit Value	$13.673002	$12.308186	$11.273334	$10.304870	$10.041467	$7.695611	$10.234182	$11.011005	$9.882562	$11.652755
Total Return *	5.16%	7.92%	-2.26%	-15.70%	2.49%	-23.15%***	-1.91%	6.70%	-2.27%	10.78%
Ratio of Expenses **	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%

Period ended December 31, 2013

Unit Value	$13.002517	$11.405341	$11.533634	$12.223473	$9.797282	n/a	$10.433262	$10.319305	$10.111898	$10.518508
Total Return *	22.28%	11.75%	17.39%***	17.39%	-2.74%	n/a	2.47%	-2.53%	4.42%***	5.76%***
Ratio of Expenses **	0.85%	0.85%	0.85%	0.85%	0.85%	n/a	0.85%	0.85%	0.85%	0.85%

Period ended December 31, 2012

Unit Value	$10.633015	$10.205813	n/a	$10.412815	$10.073701	n/a	$10.181738	$10.587055	n/a	n/a
Total Return *	9.59%***	-2.44%***	n/a	2.52%***	-0.13%***	n/a	0.43%***	5.12%***	n/a	n/a
Ratio of Expenses **	0.85%	0.85%	n/a	0.85%	0.85%	n/a	0.85%	0.85%	n/a	n/a

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations February 6, 2012.
(b) Commencement of operations September 10, 2012.
(c) Commencement of operations April 29, 2013.
(d) Commencement of operations September 16, 2013.
(e) Commencement of operations April 28, 2014.
(f) The period is from January 1, 2016 through April 25, 2016, the date the Fund was acquired.  The respective acquisition can be found on page 66 of the Notes to Financial Statements. Unit values disclosed are as of April 22, 2016.

81

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/Epoch Global Shareholder Yield Fund (a)	JNL/FAMCO Flex Core Covered Call Fund (a)	JNL/Lazard International Strategic Equity Fund (c)	JNL/MC Frontier Markets 100 Index Fund (b) (f)	JNL/Neuberger Berman Currency Fund (b)	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (e)	JNL/Nicholas Convertible Arbitrage Fund (a)	JNL/PIMCO Credit Income Fund (a)	JNL/PPM America Long Short Credit Fund (c)	JNL/T. Rowe Price Capital Appreciation Fund (d)

Investment Division data
Period ended December 31, 2016

Net Assets (in thousands)	$31,716	$116,058	$41,512	$—	$13,663	$12,031	$85,904	$185,995	$15,725	$793,775
Units Outstanding (in thousands)	2,339	9,255	3,802	—	1,391	1,905	8,583	16,679	1,524	61,907
Investment Income Ratio *	3.56%	2.77%	1.24%	1.49%	2.28%	0.00%	0.46%	1.31%	10.39%	0.29%

Period ended December 31, 2015

Net Assets (in thousands)	$27,780	$120,656	$43,939	$15,623	$12,350	$5,281	$101,148	$59,545	$14,027	$379,008
Units Outstanding (in thousands)	2,173	10,296	3,781	1,808	1,226	926	10,352	5,569	1,497	31,534
Investment Income Ratio *	1.73%	1.85%	1.05%	17.30%	1.73%	0.00%	1.18%	2.46%	3.94%	0.03%

Period ended December 31, 2014

Net Assets (in thousands)	$26,393	$106,385	$14,613	$17,185	$14,461	$3,124	$64,332	$34,347	$12,693	$84,808
Units Outstanding (in thousands)	1,942	8,696	1,300	1,675	1,448	407	6,324	3,138	1,290	7,297
Investment Income Ratio *	0.00%	0.03%	0.00%	4.34%	0.00%	0.00%	0.88%	0.05%	2.20%	1.18%

Period ended December 31, 2013

Net Assets (in thousands)	$15,590	$59,229	$3,438	$10,524	$10,984	n/a	$40,484	$19,395	$5,576	$9,228
Units Outstanding (in thousands)	1,204	5,215	298	863	1,124	n/a	3,897	1,887	552	878
Investment Income Ratio *	5.64%	1.99%	0.00%	0.00%	1.40%	n/a	0.01%	1.86%	0.00%	0.66%

Period ended December 31, 2012

Net Assets (in thousands)	$1,648	$14,885	n/a	$497	$3,768	n/a	$12,035	$12,982	n/a	n/a
Units Outstanding (in thousands)	155	1,461	n/a	48	374	n/a	1,184	1,229	n/a	n/a
Investment Income Ratio *	3.09%	2.32%	n/a	0.00%	0.00%	n/a	0.00%	2.20%	n/a	n/a

*    These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a) Commencement of operations February 6, 2012.
(b) Commencement of operations September 10, 2012.
(c) Commencement of operations April 29, 2013.
(d) Commencement of operations September 16, 2013.
(e) Commencement of operations April 28, 2014.
(f) The period is from January 1, 2016 through April 25, 2016, the date the Fund was acquired. The respective acquisition can be found on page 66 of the Notes to Financial Statements.

82

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/The Boston Company Equity Income Fund (a)	JNL/The London Company Focused U.S. Equity Fund (c)	JNL/Van Eck International Gold Fund (b)	JNL/WCM Focused International Equity Fund (c)	JNL Alt 65 Fund - A	JNL Disciplined Growth Fund - A	JNL Disciplined Moderate Fund - A	JNL Disciplined Moderate Growth Fund - A	JNL Institutional Alt 20 Fund - A	JNL Institutional Alt 35 Fund - A

Highest expense ratio
Period ended December 31, 2016

Unit Value	$18.072841	$12.533610	$4.696941	$10.592981	$14.492179	$10.178918	$10.629402	$10.886540	$14.843447	$15.087401
Total Return *	17.08%	15.21%	51.16%	-1.12%	-0.41%	4.74%	3.38%	4.21%	2.85%	2.06%
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	3.61%	3.145%	3.695%	3.145%	3.06%	3.05%

Period ended December 31, 2015

Unit Value	$15.435687	$10.879043	$3.107321	$10.713083	$14.551718	$9.717960	$10.282126	$10.447161	$14.432161	$14.783418
Total Return *	-2.94%	-2.64%	-27.51%	4.47%	-5.29%	-5.65%	-5.37%	-5.03%	-5.18%	-5.22%
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	3.61%	3.145%	3.695%	3.145%	3.06%	3.05%

Period ended December 31, 2014

Unit Value	$15.903884	$11.174002	$4.286313	$10.254829	$15.363890	$10.299709	$10.865604	$11.000732	$15.220732	$15.597831
Total Return *	9.69%	2.23%	-7.30%	-2.17%	-1.96%	1.73%	1.53%	1.81%	-0.87%	-1.16%
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	3.61%	3.145%	3.695%	3.145%	3.06%	3.05%

Period ended December 31, 2013

Unit Value	$14.498494	$10.930272	$4.623635	$10.481899	$15.671773	$10.124402	$10.702137	$10.805322	$15.353836	$15.780815
Total Return *	35.12%	9.67%***	-48.54%	4.98%***	5.61%	20.22%	12.86%	18.88%	10.45%	9.08%
Ratio of Expenses **	1.25%	1.25%	1.25%	1.25%	3.61%	3.145%	3.695%	3.145%	3.06%	3.05%

Period ended December 31, 2012

Unit Value	$10.730038	n/a	$8.985564	n/a	$14.838820	$8.421673	$9.482585	$9.089241	$13.901659	$14.467107
Total Return *	7.21%***	n/a	-10.14%***	n/a	7.01%	11.03%	9.18%	10.67%	7.79%	7.97%
Ratio of Expenses **	1.25%	n/a	1.25%	n/a	3.61%	3.145%	3.695%	3.145%	3.06%	3.05%

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations February 6, 2012.
(b) Commencement of operations September 10, 2012.
(c) Commencement of operations September 16, 2013.

83

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/The Boston Company Equity Income Fund (a)	JNL/The London Company Focused U.S. Equity Fund (c)	JNL/Van Eck International Gold Fund (b)	JNL/WCM Focused International Equity Fund (c)	JNL Alt 65 Fund - A	JNL Disciplined Growth Fund - A	JNL Disciplined Moderate Fund - A	JNL Disciplined Moderate Growth Fund - A	JNL Institutional Alt 20 Fund - A	JNL Institutional Alt 35 Fund - A

Lowest expense ratio
Period ended December 31, 2016

Unit Value	$18.425521	$12.699492	$4.778472	$10.733195	$17.940597	$13.512866	$14.903869	$14.451110	$18.376634	$18.664082
Total Return *	17.55%	15.67%	51.76%	-0.73%	2.37%	1.34%***	0.93%***	1.07%***	0.73%***	0.18%***
Ratio of Expenses **	0.85%	0.85%	0.85%	0.85%	0.85%	0.30%	0.30%	0.30%	0.30%	0.30%

Period ended December 31, 2015

Unit Value	$15.674249	$10.979142	$3.148681	$10.811664	$17.525204	$12.316525	$13.688602	$13.239659	$16.580846	$16.972816
Total Return *	-2.55%	-2.25%	-27.22%	4.89%	-6.03%***	-3.12%	-2.30%	-2.49%	-3.21%	-3.26%
Ratio of Expenses **	0.85%	0.85%	0.85%	0.85%	0.85%	0.50%	0.50%	0.50%	1.00%	1.00%

Period ended December 31, 2014

Unit Value	$16.085206	$11.231800	$4.326027	$10.307880	$17.845286	$12.713071	$14.010500	$13.577278	$17.130262	$17.544505
Total Return *	10.13%	0.35%***	-6.92%	-4.03%***	0.63%***	4.46%	4.82%	4.54%	1.20%	0.89%
Ratio of Expenses **	0.85%	0.85%	0.85%	0.85%	1.00%	0.50%	0.50%	0.50%	1.00%	1.00%

Period ended December 31, 2013

Unit Value	$14.605261	$10.936958	$4.647848	$10.489484	$17.650593	$12.170487	$13.365738	$12.987966	$16.927727	$17.390028
Total Return *	35.66%	8.95%***	-48.34%	4.81%***	8.30%	23.44%	16.53%	22.07%	12.75%	11.34%
Ratio of Expenses **	0.85%	1.00%	0.85%	1.00%	1.10%	0.50%	0.50%	0.50%	1.00%	1.00%

Period ended December 31, 2012

Unit Value	$10.765905	n/a	$8.996557	n/a	$16.298169	$9.859384	$11.470238	$10.640048	$15.014170	$15.619143
Total Return *	14.37%***	n/a	-12.37%***	n/a	9.74%	14.01%	12.74%	13.64%	10.04%	10.22%
Ratio of Expenses **	0.85%	n/a	0.85%	n/a	1.10%	0.50%	0.50%	0.50%	1.00%	1.00%

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations February 6, 2012.
(b) Commencement of operations September 10, 2012.
(c) Commencement of operations September 16, 2013.

84

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/The Boston Company Equity Income Fund (a)	JNL/The London Company Focused U.S. Equity Fund (c)	JNL/Van Eck International Gold Fund (b)	JNL/WCM Focused International Equity Fund (c)	JNL Alt 65 Fund - A	JNL Disciplined Growth Fund - A	JNL Disciplined Moderate Fund - A	JNL Disciplined Moderate Growth Fund - A	JNL Institutional Alt 20 Fund - A	JNL Institutional Alt 35 Fund - A

Investment Division data
Period ended December 31, 2016

Net Assets (in thousands)	$117,216	$19,627	$53,404	$12,386	$528,829	$833,491	$1,326,899	$1,731,174	$1,429,520	$1,796,231
Units Outstanding (in thousands)	6,420	1,554	11,261	1,160	30,673	68,990	99,540	133,729	84,713	104,964
Investment Income Ratio *	0.99%	0.63%	0.60%	0.10%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Period ended December 31, 2015

Net Assets (in thousands)	$110,141	$11,347	$24,596	$8,233	$617,912	$713,547	$1,228,353	$1,604,573	$1,536,306	$1,942,017
Units Outstanding (in thousands)	7,081	1,037	7,862	764	36,535	63,022	97,592	131,660	95,281	117,833
Investment Income Ratio *	0.79%	0.22%	3.37%	0.03%	1.82%	2.53%	2.40%	2.53%	2.29%	2.27%

Period ended December 31, 2014

Net Assets (in thousands)	$46,575	$6,295	$26,145	$3,201	$622,021	$650,863	$1,200,467	$1,472,586	$1,687,366	$2,248,151
Units Outstanding (in thousands)	2,913	562	6,071	311	35,831	55,249	92,418	116,853	100,924	131,465
Investment Income Ratio *	0.08%	0.03%	0.31%	0.00%	1.46%	1.63%	2.22%	1.88%	1.70%	1.60%

Period ended December 31, 2013

Net Assets (in thousands)	$28,342	$538	$11,291	$425	$746,748	$521,713	$1,026,832	$1,216,735	$1,697,533	$2,315,267
Units Outstanding (in thousands)	1,948	49	2,436	40	43,103	45,866	82,176	100,110	102,360	136,061
Investment Income Ratio *	2.03%	0.00%	0.24%	0.00%	1.00%	0.98%	1.38%	1.18%	2.03%	1.67%

Period ended December 31, 2012

Net Assets (in thousands)	$3,063	n/a	$5,078	n/a	$868,140	$299,069	$710,906	$766,027	$1,348,029	$1,954,019
Units Outstanding (in thousands)	285	n/a	565	n/a	54,075	32,169	65,742	76,258	91,277	127,331
Investment Income Ratio *	2.66%	n/a	0.00%	n/a	2.38%	1.28%	1.64%	1.48%	1.63%	1.78%

*    These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a) Commencement of operations February 6, 2012.
(b) Commencement of operations September 10, 2012.
(c) Commencement of operations September 16, 2013.

85

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL Institutional Alt 50 Fund - A	JNL Multi-Manager Alternative Fund - A (c)	JNL Multi-Manager Mid Cap Fund - A (d)	JNL Multi-Manager Small Cap Growth Fund - A	JNL Multi-Manager Small Cap Value Fund - A	JNL/AB Dynamic Asset Allocation Fund - A (b)	JNL/American Funds Balanced Allocation Fund - A (a)	JNL/American Funds Blue Chip Income and Growth Fund - A	JNL/American Funds Global Bond Fund - A	JNL/American Funds Global Small Capitalization Fund - A

Highest expense ratio
Period ended December 31, 2016

Unit Value	$14.293740	$9.521588	$10.599375	$23.395507	$15.106491	$10.156367	$11.615744	$16.211226	$8.988765	$11.440488
Total Return *	0.42%	0.34%	4.06%***	1.70%	19.05%	2.66%	4.08%	14.44%	-0.85%	-1.30%
Ratio of Expenses **	3.61%	1.25%	2.40%	3.91%	3.91%	1.25%	3.095%	3.36%	3.16%	3.06%

Period ended December 31, 2015

Unit Value	$14.234202	$9.489060	n/a	$23.004153	$12.689677	$9.893249	$11.160743	$14.165604	$9.065934	$11.591029
Total Return *	-5.53%	-4.81%***	n/a	-8.33%	-12.91%	-2.91%	-3.19%	-6.51%	-7.22%	-3.06%
Ratio of Expenses **	3.61%	1.25%	n/a	3.91%	3.91%	1.25%	3.095%	3.36%	3.16%	3.06%

Period ended December 31, 2014

Unit Value	$15.066773	n/a	n/a	$25.094707	$14.571079	$10.190116	$11.528573	$15.152218	$9.771061	$11.956709
Total Return *	-1.75%	n/a	n/a	-1.15%	-3.69%	1.50%***	1.09%	11.19%	-1.97%	-1.26%
Ratio of Expenses **	3.61%	n/a	n/a	3.91%	3.91%	1.25%	3.095%	3.36%	3.16%	3.06%

Period ended December 31, 2013

Unit Value	$15.334913	n/a	n/a	$25.385548	$15.129820	n/a	$11.404526	$13.627303	$9.967742	$12.109692
Total Return *	6.44%	n/a	n/a	25.47%	29.23%	n/a	5.14%***	28.05%	-5.97%	24.04%
Ratio of Expenses **	3.61%	n/a	n/a	3.91%	3.91%	n/a	3.095%	3.36%	3.16%	3.06%

Period ended December 31, 2012

Unit Value	$14.406968	n/a	n/a	$20.232227	$11.707585	n/a	$10.232479	$10.641810	$10.600572	$9.762384
Total Return *	6.93%	n/a	n/a	9.46%	13.10%	n/a	4.92%***	9.67%	2.48%	14.34%
Ratio of Expenses **	3.61%	n/a	n/a	3.91%	3.91%	n/a	2.71%	3.36%	3.16%	3.06%

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations April 30, 2012.
(b) Commencement of operations April 28, 2014.
(c) Commencement of operations April 27, 2015.
(d) Commencement of operations September 19, 2016.

86

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL Institutional Alt 50 Fund - A	JNL Multi-Manager Alternative Fund - A (c)	JNL Multi-Manager Mid Cap Fund - A (d)	JNL Multi-Manager Small Cap Growth Fund - A	JNL Multi-Manager Small Cap Value Fund - A	JNL/AB Dynamic Asset Allocation Fund - A (b)	JNL/American Funds Balanced Allocation Fund - A (a)	JNL/American Funds Blue Chip Income and Growth Fund - A	JNL/American Funds Global Bond Fund - A	JNL/American Funds Global Small Capitalization Fund - A

Lowest expense ratio
Period ended December 31, 2016

Unit Value	$18.465077	$9.585670	$10.661078	$48.682724	$23.017462	$10.265587	$13.235364	$19.876857	$10.873784	$13.749835
Total Return *	-0.28%***	0.74%	5.98%***	2.39%***	13.77%***	3.07%	-0.16%***	5.07%***	-5.84%***	-2.79%***
Ratio of Expenses **	0.30%	0.85%	0.30%	0.30%	0.30%	0.85%	0.30%	0.30%	0.30%	0.30%

Period ended December 31, 2015

Unit Value	$16.970733	$9.514891	n/a	$41.518291	$17.586931	$9.959825	$12.053130	$16.191248	$10.244081	$13.025317
Total Return *	-3.03%	-4.59%***	n/a	-5.48%***	-10.21%	-2.52%	-1.14%	-4.28%	-5.19%	-1.04%
Ratio of Expenses **	1.00%	0.85%	n/a	0.85%	0.85%	0.85%	1.00%	1.00%	1.00%	1.00%

Period ended December 31, 2014

Unit Value	$17.500552	n/a	n/a	$42.740674	$19.585778	$10.217741	$12.192220	$16.914989	$10.804894	$13.162274
Total Return *	0.85%	n/a	n/a	1.77%	-0.70%	-0.04%***	3.23%***	13.85%	0.17%	0.79%
Ratio of Expenses **	1.00%	n/a	n/a	1.00%	0.85%	0.85%	1.00%	1.00%	1.00%	1.00%

Period ended December 31, 2013

Unit Value	$17.353083	n/a	n/a	$41.995913	$19.723876	n/a	$11.791486	$14.857839	$10.786833	$13.058859
Total Return *	9.26%	n/a	n/a	29.18%	33.25%	n/a	14.00%	31.11%	-3.92%	26.63%
Ratio of Expenses **	1.00%	n/a	n/a	1.00%	0.85%	n/a	1.10%	1.00%	1.00%	1.00%

Period ended December 31, 2012

Unit Value	$15.882983	n/a	n/a	$32.510616	$14.802516	n/a	$10.343515	$11.332119	$11.226519	$10.312913
Total Return *	9.77%	n/a	n/a	12.70%	16.84%***	n/a	8.83%***	12.30%	4.71%	16.72%
Ratio of Expenses **	1.00%	n/a	n/a	1.00%	0.85%	n/a	1.10%	1.00%	1.00%	1.00%

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations April 30, 2012.
(b) Commencement of operations April 28, 2014.
(c) Commencement of operations April 27, 2015.
(d) Commencement of operations September 19, 2016.

87

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL Institutional Alt 50 Fund - A	JNL Multi-Manager Alternative Fund - A (c)	JNL Multi-Manager Mid Cap Fund - A (d)	JNL Multi-Manager Small Cap Growth Fund - A	JNL Multi-Manager Small Cap Value Fund - A	JNL/AB Dynamic Asset Allocation Fund - A (b)	JNL/American Funds Balanced Allocation Fund - A (a)	JNL/American Funds Blue Chip Income and Growth Fund - A	JNL/American Funds Global Bond Fund - A	JNL/American Funds Global Small Capitalization Fund - A

Investment Division data
Period ended December 31, 2016

Net Assets (in thousands)	$2,464,155	$8,635	$9,407	$914,391	$629,859	$32,916	$1,618,553	$2,709,922	$445,048	$465,843
Units Outstanding (in thousands)	145,767	903	885	23,663	31,109	3,222	128,864	146,918	44,159	36,469
Investment Income Ratio *	0.00%	0.37%	0.00%	0.00%	0.66%	0.00%	0.00%	0.00%	0.00%	0.00%

Period ended December 31, 2015

Net Assets (in thousands)	$2,748,451	$6,229	n/a	$1,000,620	$513,864	$31,738	$1,119,372	$1,828,935	$418,272	$486,304
Units Outstanding (in thousands)	167,003	655	n/a	27,111	31,053	3,196	94,392	115,792	41,913	38,259
Investment Income Ratio *	2.24%	0.00%	n/a	0.00%	0.32%	0.00%	1.23%	2.48%	1.28%	0.00%

Period ended December 31, 2014

Net Assets (in thousands)	$3,167,812	n/a	n/a	$1,096,101	$590,903	$18,690	$749,737	$1,747,477	$467,956	$370,905
Units Outstanding (in thousands)	185,953	n/a	n/a	28,002	31,964	1,831	62,247	105,560	44,301	28,756
Investment Income Ratio *	1.48%	n/a	n/a	0.00%	0.38%	0.93%	1.02%	1.14%	0.01%	0.22%

Period ended December 31, 2013

Net Assets (in thousands)	$3,197,208	n/a	n/a	$1,131,303	$563,849	n/a	$439,310	$1,145,063	$433,086	$316,078
Units Outstanding (in thousands)	188,513	n/a	n/a	29,432	30,233	n/a	37,487	78,386	40,893	24,614
Investment Income Ratio *	1.31%	n/a	n/a	0.08%	0.95%	n/a	0.78%	1.17%	2.11%	0.70%

Period ended December 31, 2012

Net Assets (in thousands)	$2,705,104	n/a	n/a	$712,883	$326,695	n/a	$142,838	$658,754	$445,074	$192,196
Units Outstanding (in thousands)	173,523	n/a	n/a	23,891	23,244	n/a	13,849	58,871	40,202	18,876
Investment Income Ratio *	1.88%	n/a	n/a	0.00%	0.25%	n/a	0.00%	1.02%	2.05%	0.73%

*    These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a) Commencement of operations April 30, 2012.
(b) Commencement of operations April 28, 2014.
(c) Commencement of operations April 27, 2015.
(d) Commencement of operations September 19, 2016.

88

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/American Funds Growth-Income Fund - A	JNL/American Funds Growth Allocation Fund - A (a)	JNL/American Funds International Fund - A	JNL/American Funds New World Fund - A	JNL/AQR Managed Futures Strategy Fund - A	JNL/BlackRock Global Allocation Fund - A	JNL/BlackRock Large Cap Select Growth Fund - A	JNL/BlackRock Natural Resources Fund - A	JNL/Boston Partners Global Long Short Equity Fund - A (b)	JNL/Brookfield Global Infrastructure and MLP Fund - A

Highest expense ratio
Period ended December 31, 2016

Unit Value	$15.895703	$12.340487	$10.045415	$9.533344	$9.392654	$10.407336	$26.572344	$6.990883	$10.353717	$12.776127
Total Return *	7.64%	9.46%***	-0.30%	1.66%	-11.08%	0.29%	-3.10%	21.95%	0.69%	9.16%
Ratio of Expenses **	3.16%	2.95%	3.36%	3.16%	2.795%	3.61%	3.61%	3.695%	1.25%	3.095%

Period ended December 31, 2015

Unit Value	$14.767765	$11.872870	$10.075587	$9.377378	$10.562706	$10.377129	$27.423723	$5.732755	$10.282457	$11.703901
Total Return *	-2.13%	-2.45%	-7.99%	-6.57%	-8.06%***	-4.84%	2.47%	-26.51%	4.67%	-21.03%
Ratio of Expenses **	3.16%	2.845%	3.36%	3.16%	2.795%	3.61%	3.61%	3.695%	1.25%	3.095%

Period ended December 31, 2014

Unit Value	$15.088660	$12.170692	$10.950184	$10.036717	$11.193091	$10.905275	$26.763737	$7.800985	$9.823957	$14.820786
Total Return *	6.76%	1.15%	-6.24%	-11.07%	7.73%	-1.76%	5.02%	-17.36%	-0.94%***	4.08%
Ratio of Expenses **	3.16%	2.845%	3.36%	3.16%	1.25%	3.61%	3.61%	3.695%	1.25%	3.095%

Period ended December 31, 2013

Unit Value	$14.133382	$12.032273	$11.679176	$11.285850	$10.389716	$11.100488	$25.483258	$9.439520	n/a	$14.240412
Total Return *	28.80%	17.47%	17.10%	7.43%	5.75%	10.26%	34.06%	5.54%	n/a	19.68%
Ratio of Expenses **	3.16%	2.845%	3.36%	3.16%	1.25%	3.61%	3.61%	3.695%	n/a	3.095%

Period ended December 31, 2012

Unit Value	$10.973233	$10.242546	$9.973414	$10.504839	$9.824353	$10.067701	$19.008526	$8.944331	n/a	$11.899161
Total Return *	13.28%	0.92%***	13.52%	13.72%	4.11%***	5.69%	6.68%	-2.88%	n/a	1.43%***
Ratio of Expenses **	3.16%	2.845%	3.36%	3.16%	1.25%	3.61%	3.61%	3.695%	n/a	3.095%

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations April 30, 2012.
(b) Commencement of operations September 15, 2014.

89

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/American Funds Growth-Income Fund - A	JNL/American Funds Growth Allocation Fund - A (a)	JNL/American Funds International Fund - A	JNL/American Funds New World Fund - A	JNL/AQR Managed Futures Strategy Fund - A	JNL/BlackRock Global Allocation Fund - A	JNL/BlackRock Large Cap Select Growth Fund - A	JNL/BlackRock Natural Resources Fund - A	JNL/Boston Partners Global Long Short Equity Fund - A (b)	JNL/Brookfield Global Infrastructure and MLP Fund - A

Lowest expense ratio
Period ended December 31, 2016

Unit Value	$19.232406	$13.966734	$12.316849	$11.534215	$10.420726	$12.786784	$54.396231	$9.802230	$10.448999	$14.713768
Total Return *	3.61%***	-0.01%***	-4.24%***	-3.66%***	-9.34%	-0.40%***	-2.40%***	8.75%***	1.10%	-4.83%***
Ratio of Expenses **	0.30%	0.30%	0.30%	0.30%	0.85%	0.30%	0.30%	0.30%	0.85%	0.30%

Period ended December 31, 2015

Unit Value	$16.831721	$12.704916	$11.614339	$10.597563	$11.493721	$11.985760	$47.003517	$7.396348	$10.335760	$12.818948
Total Return *	0.16%	-0.63%	-5.65%	-4.53%	1.33%	-2.18%	5.18%	-24.39%	5.09%	-19.24%
Ratio of Expenses **	0.85%	1.00%	0.85%	1.00%	0.85%	0.85%	1.00%	0.85%	0.85%	0.85%

Period ended December 31, 2014

Unit Value	$16.804732	$12.785507	$12.309601	$11.100310	$11.343131	$12.252870	$44.690461	$9.782449	$9.835465	$15.872403
Total Return *	9.25%	3.03%***	-3.86%	-9.13%	8.16%	0.99%	7.80%	-14.97%	1.46%***	6.44%
Ratio of Expenses **	0.85%	1.00%	0.85%	1.00%	0.85%	0.85%	1.00%	0.85%	0.85%	0.85%

Period ended December 31, 2013

Unit Value	$15.381331	$12.388475	$12.803656	$12.215079	$10.486958	$12.132655	$41.455971	$11.505133	n/a	$14.912251
Total Return *	31.81%	19.54%	6.10%***	9.78%	6.18%	13.34%	37.61%	8.58%	n/a	22.39%
Ratio of Expenses **	0.85%	1.10%	0.85%	1.00%	0.85%	0.85%	1.00%	0.85%	n/a	0.85%

Period ended December 31, 2012

Unit Value	$11.669432	$10.363348	$10.620354	$11.126783	$9.876725	$10.704258	$30.126232	$10.595790	n/a	$12.184270
Total Return *	2.11%***	1.97%***	16.24%	16.21%	5.06%***	5.99%***	9.51%	14.31%***	n/a	7.91%***
Ratio of Expenses **	0.85%	1.10%	1.00%	1.00%	0.85%	0.85%	1.00%	0.85%	n/a	0.85%

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations April 30, 2012.
(b) Commencement of operations September 15, 2014.

90

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/American Funds Growth-Income Fund - A	JNL/American Funds Growth Allocation Fund - A (a)	JNL/American Funds International Fund - A	JNL/American Funds New World Fund - A	JNL/AQR Managed Futures Strategy Fund - A	JNL/BlackRock Global Allocation Fund - A	JNL/BlackRock Large Cap Select Growth Fund - A	JNL/BlackRock Natural Resources Fund - A	JNL/Boston Partners Global Long Short Equity Fund - A (b)	JNL/Brookfield Global Infrastructure and MLP Fund - A

Investment Division data
Period ended December 31, 2016

Net Assets (in thousands)	$3,816,911	$1,298,868	$1,038,031	$861,365	$185,285	$3,534,757	$1,379,406	$947,422	$32,091	$764,545
Units Outstanding (in thousands)	213,016	97,906	90,574	80,462	18,003	295,537	32,554	107,968	3,084	54,782
Investment Income Ratio *	0.00%	0.00%	0.00%	0.00%	4.14%	0.39%	0.00%	0.79%	0.00%	2.61%

Period ended December 31, 2015

Net Assets (in thousands)	$2,897,665	$941,136	$926,321	$759,581	$197,985	$3,517,477	$954,227	$659,992	$28,295	$618,494
Units Outstanding (in thousands)	177,484	75,232	82,237	73,470	17,416	301,890	22,499	93,946	2,744	49,245
Investment Income Ratio *	0.77%	1.09%	0.85%	0.86%	9.69%	2.06%	0.00%	0.47%	0.00%	1.62%

Period ended December 31, 2014

Net Assets (in thousands)	$2,316,145	$640,593	$679,179	$701,141	$99,750	$3,274,351	$693,281	$843,028	$3,303	$853,801
Units Outstanding (in thousands)	141,489	50,703	56,638	64,512	8,855	273,649	17,193	90,488	336	54,691
Investment Income Ratio *	0.68%	0.77%	0.76%	0.84%	2.77%	0.74%	0.00%	0.00%	0.00%	0.71%

Period ended December 31, 2013

Net Assets (in thousands)	$1,561,325	$357,689	$531,621	$617,704	$75,699	$2,635,571	$596,971	$959,276	n/a	$395,362
Units Outstanding (in thousands)	103,723	29,048	42,420	51,450	7,255	221,416	15,995	87,201	n/a	26,810
Investment Income Ratio *	0.83%	0.61%	0.85%	0.56%	5.22%	0.63%	0.03%	0.39%	n/a	0.85%

Period ended December 31, 2012

Net Assets (in thousands)	$815,499	$100,620	$340,653	$443,043	$20,520	$1,525,570	$444,455	$891,760	n/a	$100,565
Units Outstanding (in thousands)	71,037	9,734	32,462	40,340	2,083	144,546	16,379	87,617	n/a	8,305
Investment Income Ratio *	0.85%	0.00%	1.20%	1.08%	0.00%	0.00%	0.15%	0.00%	n/a	0.07%

*    These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a) Commencement of operations April 30, 2012.
(b) Commencement of operations September 15, 2014.

91

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/Capital Guardian Global Balanced Fund - A	JNL/Capital Guardian Global Diversified Research Fund - A (c)	JNL/Causeway International Value Select Fund - A	JNL/Crescent High Income Fund - A(b)	JNL/DFA U.S. Core Equity Fund - A	JNL/DoubleLine Emerging Markets Fixed Income Fund - A (b)	JNL/DoubleLine Shiller Enhanced CAPE Fund - A (a)	JNL/Eastspring Investments Asia ex-Japan Fund - A (c)	JNL/FPA + DoubleLine Flexible Allocation - A	JNL/Franklin Templeton Founding Strategy Fund - A

Highest expense ratio
Period ended December 31, 2016

Unit Value	$9.391206	$22.189804	$8.036131	$10.376368	$19.285120	$10.400647	$12.863325	$6.062471	$10.664210	$10.010590
Total Return *	1.74%	3.42%	-3.82%	4.93%***	10.22%	4.02%***	17.42%	2.55%	0.00%	9.42%
Ratio of Expenses **	3.86%	3.86%	3.91%	2.40%	3.40%	1.25%	1.25%	3.61%	3.61%	3.61%

Period ended December 31, 2015

Unit Value	$9.230619	$21.455473	$8.355132	n/a	$17.497555	n/a	$10.954677	$5.911977	$10.663776	$9.148869
Total Return *	-5.25%	-1.21%	-7.25%	n/a	-5.37%	n/a	9.55%***	-19.62%	-12.37%	-9.51%
Ratio of Expenses **	3.86%	3.86%	3.91%	n/a	3.40%	n/a	1.25%	3.61%	3.61%	3.61%

Period ended December 31, 2014

Unit Value	$9.741960	$21.719323	$9.008259	n/a	$18.490528	n/a	n/a	$7.354734	$12.169467	$10.110812
Total Return *	-3.26%	-1.53%	-13.97%	n/a	6.15%	n/a	n/a	1.91%	-7.44%	-0.97%
Ratio of Expenses **	3.86%	3.86%	3.91%	n/a	3.40%	n/a	n/a	3.61%	3.61%	3.61%

Period ended December 31, 2013

Unit Value	$10.070530	$22.056040	$10.470642	n/a	$17.418947	n/a	n/a	$7.216675	$13.147456	$10.210041
Total Return *	11.17%	18.57%	16.82%	n/a	30.65%	n/a	n/a	-9.38%	19.27%	19.57%
Ratio of Expenses **	3.86%	3.86%	3.91%	n/a	3.40%	n/a	n/a	3.61%	3.61%	3.61%

Period ended December 31, 2012

Unit Value	$9.058602	$18.602188	$8.963371	n/a	$13.332700	n/a	n/a	$7.963310	$11.023491	$8.538913
Total Return *	8.75%	12.58%	12.65%	n/a	9.89%	n/a	n/a	18.19%	13.09%	11.83%
Ratio of Expenses **	3.86%	3.86%	3.91%	n/a	3.40%	n/a	n/a	3.61%	3.61%	3.61%

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations September 28, 2015.
(b) Commencement of operations April 25, 2016.
(c) The period is from January 1, 2016 through April 25, 2016, the date the Fund was acquired.  The respective acquisitions can be found on page 66 of the Notes to Financial Statements. Unit values disclosed are as of April 22, 2016.

92

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/Capital Guardian Global Balanced Fund - A	JNL/Capital Guardian Global Diversified Research Fund - A (c)	JNL/Causeway International Value Select Fund - A	JNL/Crescent High Income Fund - A(b)	JNL/DFA U.S. Core Equity Fund - A	JNL/DoubleLine Emerging Markets Fixed Income Fund - A (b)	JNL/DoubleLine Shiller Enhanced CAPE Fund - A (a)	JNL/Eastspring Investments Asia ex-Japan Fund - A (c)	JNL/FPA + DoubleLine Flexible Allocation - A	JNL/Franklin Templeton Founding Strategy Fund - A

Lowest expense ratio
Period ended December 31, 2016

Unit Value	$17.000792	$40.393617	$15.864112	$10.528510	$36.181661	$10.429456	$12.928054	$7.641791	$13.559536	$13.918624
Total Return *	-2.01%***	4.34%	-0.15%***	2.54%***	5.79%***	-0.46%***	17.89%	3.42%	3.41%***	4.69%***
Ratio of Expenses **	0.30%	1.00%	0.30%	0.30%	0.30%	0.85%	0.85%	0.85%	0.30%	0.30%

Period ended December 31, 2015

Unit Value	$14.450333	$38.713497	$14.041604	n/a	$28.618212	n/a	$10.965974	$7.388862	$12.674122	$11.558849
Total Return *	-2.50%	1.65%	-4.51%	n/a	-2.93%	n/a	1.96%***	-17.37%	-9.92%	-7.12%
Ratio of Expenses **	1.00%	1.00%	1.00%	n/a	0.85%	n/a	0.85%	0.85%	0.85%	1.00%

Period ended December 31, 2014

Unit Value	$14.820796	$38.084548	$14.705015	n/a	$29.480809	n/a	n/a	$8.941792	$14.069911	$12.445079
Total Return *	-0.46%	1.33%	-11.43%	n/a	8.89%***	n/a	n/a	4.77%	-4.85%	1.65%
Ratio of Expenses **	1.00%	1.00%	1.00%	n/a	0.85%	n/a	n/a	0.85%	0.85%	1.00%

Period ended December 31, 2013

Unit Value	$14.888685	$37.584509	$16.601959	n/a	$26.381392	n/a	n/a	$8.535085	$14.786813	$12.243449
Total Return *	14.40%	22.01%	20.27%	n/a	33.82%	n/a	n/a	-6.84%	22.61%	22.73%
Ratio of Expenses **	1.00%	1.00%	1.00%	n/a	1.00%	n/a	n/a	0.85%	0.85%	1.00%

Period ended December 31, 2012

Unit Value	$13.014978	$30.805189	$13.804428	n/a	$19.713784	n/a	n/a	$9.161710	$12.060489	$9.975693
Total Return *	11.91%	15.85%	15.99%	n/a	12.56%	n/a	n/a	1.96%***	11.75%***	14.80%
Ratio of Expenses **	1.00%	1.00%	1.00%	n/a	1.00%	n/a	n/a	0.85%	0.85%	1.00%

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations September 28, 2015.
(b) Commencement of operations April 25, 2016.
(c) The period is from January 1, 2016 through April 25, 2016, the date the Fund was acquired.  The respective acquisitions can be found on page 66 of the Notes to Financial Statements. Unit values disclosed are as of April 22, 2016.

93

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/Capital Guardian Global Balanced Fund - A	JNL/Capital Guardian Global Diversified Research Fund - A (c)	JNL/Causeway International Value Select Fund - A	JNL/Crescent High Income Fund - A(b)	JNL/DFA U.S. Core Equity Fund - A	JNL/DoubleLine Emerging Markets Fixed Income Fund - A (b)	JNL/DoubleLine Shiller Enhanced CAPE Fund - A (a)	JNL/Eastspring Investments Asia ex-Japan Fund - A (c)	JNL/FPA + DoubleLine Flexible Allocation - A	JNL/Franklin Templeton Founding Strategy Fund - A

Investment Division data
Period ended December 31, 2016

Net Assets (in thousands)	$434,844	$—	$422,224	$25,679	$827,642	$3,342	$82,510	$—	$1,921,675	$1,368,550
Units Outstanding (in thousands)	30,932	—	32,999	2,456	28,485	321	6,398	—	153,777	110,196
Investment Income Ratio *	0.01%	0.82%	1.19%	0.00%	1.05%	0.00%	1.12%	1.65%	1.06%	0.00%

Period ended December 31, 2015

Net Assets (in thousands)	$434,382	$430,977	$437,975	n/a	$613,326	n/a	$16,147	$100,006	$2,259,091	$1,341,037
Units Outstanding (in thousands)	32,310	12,539	33,824	n/a	23,833	n/a	1,473	14,223	184,904	120,927
Investment Income Ratio *	0.73%	0.88%	3.25%	n/a	0.87%	n/a	0.00%	1.93%	0.67%	1.56%

Period ended December 31, 2014

Net Assets (in thousands)	$449,387	$408,782	$431,510	n/a	$567,701	n/a	n/a	$128,090	$2,903,055	$1,557,952
Units Outstanding (in thousands)	32,538	12,123	31,773	n/a	21,391	n/a	n/a	14,982	212,888	130,142
Investment Income Ratio *	0.90%	0.77%	1.94%	n/a	0.60%	n/a	n/a	0.99%	1.07%	1.63%

Period ended December 31, 2013

Net Assets (in thousands)	$460,257	$402,702	$439,950	n/a	$370,944	n/a	n/a	$123,981	$2,907,755	$1,467,588
Units Outstanding (in thousands)	33,129	12,088	28,623	n/a	15,206	n/a	n/a	15,122	202,080	124,335
Investment Income Ratio *	1.71%	1.25%	3.66%	n/a	1.01%	n/a	n/a	1.24%	1.41%	2.02%

Period ended December 31, 2012

Net Assets (in thousands)	$394,421	$329,409	$312,525	n/a	$181,723	n/a	n/a	$140,464	$1,950,723	$1,153,798
Units Outstanding (in thousands)	32,328	12,054	24,334	n/a	9,997	n/a	n/a	15,874	165,395	119,513
Investment Income Ratio *	2.04%	1.22%	4.69%	n/a	0.93%	n/a	n/a	0.64%	0.11%	2.20%

*    These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a) Commencement of operations September 28, 2015.
(b) Commencement of operations April 25, 2016.
(c) The period is from January 1, 2016 through April 25, 2016, the date the Fund was acquired. The respective acquisitions can be found on page 66 of the Notes to Financial Statements.

94

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/Franklin Templeton Global Growth Fund - A	JNL/Franklin Templeton Global Multisector Bond Fund - A	JNL/Franklin Templeton Income Fund - A	JNL/Franklin Templeton International Small Cap Growth Fund - A	JNL/Franklin Templeton Mutual Shares Fund - A	JNL/Goldman Sachs Core Plus Bond Fund - A	JNL/Goldman Sachs Emerging Markets Debt Fund - A	JNL/Goldman Sachs Mid Cap Value Fund - A	JNL/Goldman Sachs U.S. Equity Flex Fund - A	JNL/Harris Oakmark Global Equity Fund - A (a)

Highest expense ratio
Period ended December 31, 2016

Unit Value	$8.821320	$10.316192	$11.511714	$8.085778	$11.016958	$14.996373	$9.834246	$15.510789	$11.728742	$9.756657
Total Return *	6.67%	0.49%	10.14%	-4.67%	12.11%	-1.81%	5.19%	9.24%	4.69%	11.06%
Ratio of Expenses **	3.61%	3.26%	3.56%	3.61%	3.145%	3.91%	3.61%	3.91%	3.06%	1.25%

Period ended December 31, 2015

Unit Value	$8.269499	$10.265379	$10.452215	$8.481567	$9.827094	$15.272623	$9.348592	$14.198801	$11.203590	$8.785068
Total Return *	-9.75%	0.68%***	-10.60%	0.13%	-7.62%	-3.46%	-15.44%	-12.45%	-4.69%	-11.43%***
Ratio of Expenses **	3.61%	3.26%	3.56%	3.61%	3.145%	3.91%	3.61%	3.91%	3.06%	1.25%

Period ended December 31, 2014

Unit Value	$9.162504	$11.133070	$11.691774	$8.470816	$10.637323	$15.820330	$11.055727	$16.217712	$11.754462	n/a
Total Return *	-5.83%	-3.45%	-0.42%	-12.63%	3.98%	1.35%	-8.31%	8.80%	10.49%	n/a
Ratio of Expenses **	3.61%	3.06%	3.56%	3.61%	3.145%	3.91%	3.61%	3.91%	3.06%	n/a

Period ended December 31, 2013

Unit Value	$9.729365	$11.530902	$11.741541	$9.695790	$10.230559	$15.609001	$12.057957	$14.906547	$10.638287	n/a
Total Return *	25.73%	0.41%	10.09%	27.72%	24.32%	-4.85%	-11.11%	27.64%	30.15%	n/a
Ratio of Expenses **	3.61%	3.06%	3.56%	3.61%	3.145%	3.91%	3.61%	3.91%	3.06%	n/a

Period ended December 31, 2012

Unit Value	$7.738394	$11.484302	$10.665178	$7.591647	$8.229251	$16.403977	$13.564714	$11.678392	$8.173614	n/a
Total Return *	17.72%	8.62%***	8.27%	22.74%	10.14%	3.62%	15.78%	13.48%	15.98%	n/a
Ratio of Expenses **	3.61%	3.06%	3.56%	3.61%	3.145%	3.91%	3.61%	3.91%	3.06%	n/a

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations April 27, 2015.

95

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/Franklin Templeton Global Growth Fund - A	JNL/Franklin Templeton Global Multisector Bond Fund - A	JNL/Franklin Templeton Income Fund - A	JNL/Franklin Templeton International Small Cap Growth Fund - A	JNL/Franklin Templeton Mutual Shares Fund - A	JNL/Goldman Sachs Core Plus Bond Fund - A	JNL/Goldman Sachs Emerging Markets Debt Fund - A	JNL/Goldman Sachs Mid Cap Value Fund - A	JNL/Goldman Sachs U.S. Equity Flex Fund - A	JNL/Harris Oakmark Global Equity Fund - A (a)

Lowest expense ratio
Period ended December 31, 2016

Unit Value	$12.264106	$11.980707	$16.299842	$10.919609	$14.624255	$32.754982	$12.343015	$23.633876	$15.438076	$9.822328
Total Return *	4.22%***	7.04%***	3.83%***	-2.41%***	6.09%***	-2.60%***	8.13%	6.69%***	3.73%***	11.50%
Ratio of Expenses **	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.85%	0.30%	0.30%	0.85%

Period ended December 31, 2015

Unit Value	$10.447024	$11.319363	$13.582757	$10.599741	$11.908337	$27.846620	$11.414898	$19.367092	$13.655467	$8.808981
Total Return *	-7.36%	-4.96%	-8.15%	2.93%	-5.61%	-0.61%	-13.07%	-9.86%	-2.56%	-11.53%***
Ratio of Expenses **	1.00%	0.85%	0.85%	0.85%	1.00%	1.00%	0.85%	1.00%	0.85%	0.85%

Period ended December 31, 2014

Unit Value	$11.276954	$11.909965	$14.787338	$10.298111	$12.616592	$28.017891	$13.131852	$21.486406	$14.013720	n/a
Total Return *	-3.34%***	-1.29%	2.31%	-10.19%	6.23%	4.35%	-5.75%	12.01%	7.88%***	n/a
Ratio of Expenses **	1.00%	0.85%	0.85%	0.85%	1.00%	1.00%	0.85%	1.00%	0.85%	n/a

Period ended December 31, 2013

Unit Value	$11.585596	$12.065929	$14.453221	$11.466425	$11.876608	$26.850742	$13.932381	$19.182812	$12.277330	n/a
Total Return *	28.92%	2.65%	7.41%***	31.29%	27.02%	-2.04%	-8.62%	31.41%	32.86%	n/a
Ratio of Expenses **	1.10%	0.85%	0.85%	0.85%	1.00%	1.00%	0.85%	1.00%	1.00%	n/a

Period ended December 31, 2012

Unit Value	$8.986353	$11.754500	$12.650659	$8.733615	$9.350544	$27.408901	$15.246667	$14.597526	$9.240592	n/a
Total Return *	20.72%	13.28%***	11.08%	26.34%***	12.53%	6.69%	13.70%***	16.84%	18.40%	n/a
Ratio of Expenses **	1.10%	0.85%	1.00%	0.85%	1.00%	1.00%	0.85%	1.00%	1.00%	n/a

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations April 27, 2015.

96

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/Franklin Templeton Global Growth Fund - A	JNL/Franklin Templeton Global Multisector Bond Fund - A	JNL/Franklin Templeton Income Fund - A	JNL/Franklin Templeton International Small Cap Growth Fund - A	JNL/Franklin Templeton Mutual Shares Fund - A	JNL/Goldman Sachs Core Plus Bond Fund - A	JNL/Goldman Sachs Emerging Markets Debt Fund - A	JNL/Goldman Sachs Mid Cap Value Fund - A	JNL/Goldman Sachs U.S. Equity Flex Fund - A	JNL/Harris Oakmark Global Equity Fund - A (a)

Investment Division data
Period ended December 31, 2016

Net Assets (in thousands)	$437,911	$628,660	$1,826,310	$467,003	$635,711	$922,949	$139,239	$712,755	$315,244	$14,779
Units Outstanding (in thousands)	39,965	55,418	125,988	47,179	48,701	36,054	11,753	34,454	22,799	1,509
Investment Income Ratio *	2.07%	0.03%	4.69%	1.47%	2.46%	2.51%	0.00%	0.00%	0.30%	1.05%

Period ended December 31, 2015

Net Assets (in thousands)	$428,990	$681,887	$1,673,567	$541,130	$582,264	$883,013	$145,686	$655,102	$355,251	$7,834
Units Outstanding (in thousands)	42,763	61,594	130,230	53,458	50,956	34,958	13,269	35,545	27,432	890
Investment Income Ratio *	2.19%	8.25%	3.96%	0.93%	3.33%	2.12%	0.00%	0.55%	0.00%	0.00%

Period ended December 31, 2014

Net Assets (in thousands)	$521,536	$737,969	$1,997,944	$424,814	$625,966	$774,773	$197,207	$718,036	$316,099	n/a
Units Outstanding (in thousands)	48,136	63,092	142,444	43,002	51,540	30,480	15,558	35,055	23,730	n/a
Investment Income Ratio *	0.82%	3.83%	3.33%	0.81%	0.77%	2.33%	1.68%	0.80%	0.06%	n/a

Period ended December 31, 2013

Net Assets (in thousands)	$439,451	$600,386	$1,556,741	$419,451	$559,365	$605,070	$238,605	$553,903	$186,128	n/a
Units Outstanding (in thousands)	38,995	50,412	113,194	38,005	48,751	24,753	17,677	30,170	15,730	n/a
Investment Income Ratio *	1.44%	2.51%	4.10%	1.10%	0.91%	2.68%	7.14%	0.40%	0.17%	n/a

Period ended December 31, 2012

Net Assets (in thousands)	$230,044	$297,966	$1,127,679	$241,752	$391,902	$732,593	$317,364	$370,054	$122,758	n/a
Units Outstanding (in thousands)	26,253	25,535	92,341	28,647	43,187	29,456	21,400	26,395	13,715	n/a
Investment Income Ratio *	1.65%	0.34%	4.85%	1.60%	1.54%	2.43%	0.00%	1.12%	0.39%	n/a

*    These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a) Commencement of operations April 27, 2015.

97

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/Invesco China-India Fund - A	JNL/Invesco Global Real Estate Fund - A	JNL/Invesco International Growth Fund - A	JNL/Invesco Large Cap Growth Fund - A (a)	JNL/Invesco Mid Cap Value Fund - A	JNL/Invesco Small Cap Growth Fund - A	JNL/JPMorgan MidCap Growth Fund - A	JNL/JPMorgan U.S. Government & Quality Bond Fund - A	JNL/Lazard Emerging Markets Fund - A	JNL/MC 10 x 10 Fund - A

Highest expense ratio
Period ended December 31, 2016

Unit Value	$5.772361	$12.665461	$11.151012	$13.145831	$18.370313	$19.901334	$25.231671	$12.461732	$9.416799	$11.634742
Total Return *	-6.82%	-1.30%	-4.97%	-5.76%	11.19%	7.67%	-3.04%	-2.28%	15.06%	8.59%
Ratio of Expenses **	3.61%	3.71%	3.91%	3.75%	3.695%	3.51%	3.61%	3.75%	3.61%	3.145%

Period ended December 31, 2015

Unit Value	$6.194560	$12.831849	$11.734460	$13.948614	$16.520823	$18.483324	$26.022254	$12.752198	$8.184092	$10.714122
Total Return *	-8.40%	-4.57%	-5.78%	1.14%	-12.38%	-5.18%	-0.64%	-3.24%	-21.57%	-5.29%
Ratio of Expenses **	3.61%	3.71%	3.91%	3.75%	3.695%	3.51%	3.61%	3.75%	3.61%	3.145%

Period ended December 31, 2014

Unit Value	$6.762681	$13.446442	$12.454771	$13.791536	$18.854467	$19.493406	$26.190385	$13.179311	$10.435151	$11.312659
Total Return *	7.45%	10.84%	-3.61%	4.35%	5.29%	4.27%	7.25%	1.52%	-8.62%	4.91%
Ratio of Expenses **	3.61%	3.71%	3.91%	3.75%	3.695%	3.51%	3.61%	3.75%	3.61%	3.145%

Period ended December 31, 2013

Unit Value	$6.293696	$12.131548	$12.920911	$13.217218	$17.907494	$18.695987	$24.419652	$12.981881	$11.419062	$10.783580
Total Return *	-5.81%	-0.98%	14.41%	34.44%	26.15%	34.87%	37.00%	-7.07%	-4.60%	23.75%
Ratio of Expenses **	3.61%	3.71%	3.91%	3.75%	3.695%	3.51%	3.61%	3.75%	3.61%	3.145%

Period ended December 31, 2012

Unit Value	$6.681762	$12.251585	$11.293065	$9.831170	$14.195139	$13.862312	$17.824941	$13.968818	$11.969985	$8.714196
Total Return *	19.09%	23.63%	11.31%	8.34%	3.83%	13.61%	12.11%	-0.18%	17.86%	12.36%
Ratio of Expenses **	3.61%	3.71%	3.91%	3.75%	3.695%	3.51%	3.61%	3.75%	3.61%	3.145%

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) The period is from January 1, 2016 through April 25, 2016, the date the Fund was acquired.  The respective acquisition can be found on page 66 of the Notes to Financial Statements. Unit values disclosed are as of April 22, 2016.

98

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/Invesco China-India Fund - A	JNL/Invesco Global Real Estate Fund - A	JNL/Invesco International Growth Fund - A	JNL/Invesco Large Cap Growth Fund - A (a)	JNL/Invesco Mid Cap Value Fund - A	JNL/Invesco Small Cap Growth Fund - A	JNL/JPMorgan MidCap Growth Fund - A	JNL/JPMorgan U.S. Government & Quality Bond Fund - A	JNL/Lazard Emerging Markets Fund - A	JNL/MC 10 x 10 Fund - A

Lowest expense ratio
Period ended December 31, 2016

Unit Value	$7.796094	$18.853139	$24.357016	$20.006884	$34.826250	$32.392832	$51.644254	$26.291282	$12.639723	$15.319577
Total Return *	-9.58%***	-5.67%***	-4.17%***	-4.91%***	8.53%***	3.16%***	-0.24%***	-2.99%***	18.27%	3.75%***
Ratio of Expenses **	0.30%	0.30%	0.30%	0.85%	0.30%	0.30%	0.30%	0.30%	0.85%	0.30%

Period ended December 31, 2015

Unit Value	$7.742146	$17.408372	$22.067720	$20.598448	$26.719638	$26.947917	$45.994689	$23.200168	$10.686859	$12.792888
Total Return *	-5.84%	-1.80%	-2.86%	3.96%	-9.98%	-2.63%	2.14%	-0.39%	-19.38%	-3.33%
Ratio of Expenses **	0.85%	0.85%	0.85%	1.00%	1.00%	0.85%	0.85%	0.85%	0.85%	1.10%

Period ended December 31, 2014

Unit Value	$8.222087	$17.727784	$22.716419	$19.814012	$29.683007	$27.674511	$45.031588	$23.291806	$13.255328	$13.234120
Total Return *	10.46%	14.05%	-0.61%	7.25%	8.16%	7.08%	10.25%	0.30%***	-6.06%	7.07%
Ratio of Expenses **	0.85%	0.85%	0.85%	1.00%	1.00%	0.85%	0.85%	0.85%	0.85%	1.10%

Period ended December 31, 2013

Unit Value	$7.443575	$15.543249	$22.856352	$18.473783	$27.442472	$25.845666	$40.843937	$21.674062	$14.110266	$12.359803
Total Return *	-3.17%	1.89%	17.97%	38.19%	29.60%	38.51%	40.83%	-4.47%	-1.93%	26.30%
Ratio of Expenses **	0.85%	0.85%	0.85%	1.00%	1.00%	0.85%	0.85%	1.00%	0.85%	1.10%

Period ended December 31, 2012

Unit Value	$7.687385	$15.254441	$19.374720	$13.368320	$21.174982	$18.660443	$29.002075	$22.689155	$14.388358	$9.785758
Total Return *	2.48%***	10.94%***	15.08%***	11.37%	6.67%	11.09%***	9.41%***	2.61%	18.02%***	14.69%
Ratio of Expenses **	0.85%	0.85%	0.85%	1.00%	1.00%	0.85%	0.85%	1.00%	0.85%	1.10%

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) The period is from January 1, 2016 through April 25, 2016, the date the Fund was acquired.  The respective acquisition can be found on page 66 of the Notes to Financial Statements. Unit values disclosed are as of April 22, 2016.

99

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/Invesco China-India Fund - A	JNL/Invesco Global Real Estate Fund - A	JNL/Invesco International Growth Fund - A	JNL/Invesco Large Cap Growth Fund - A (a)	JNL/Invesco Mid Cap Value Fund - A	JNL/Invesco Small Cap Growth Fund - A	JNL/JPMorgan MidCap Growth Fund - A	JNL/JPMorgan U.S. Government & Quality Bond Fund - A	JNL/Lazard Emerging Markets Fund - A	JNL/MC 10 x 10 Fund - A

Investment Division data
Period ended December 31, 2016

Net Assets (in thousands)	$372,287	$1,290,375	$795,886	$—	$340,612	$1,132,274	$915,469	$901,339	$385,021	$392,562
Units Outstanding (in thousands)	52,908	77,783	41,277	—	12,195	41,280	22,632	43,536	32,100	28,627
Investment Income Ratio *	1.02%	2.00%	1.76%	0.00%	0.44%	0.00%	0.00%	1.89%	2.23%	0.00%

Period ended December 31, 2015

Net Assets (in thousands)	$334,513	$1,307,859	$748,807	$636,638	$276,598	$935,307	$1,069,598	$761,725	$361,719	$370,036
Units Outstanding (in thousands)	45,373	79,885	38,013	33,108	11,290	37,628	26,422	37,238	35,630	29,809
Investment Income Ratio *	0.90%	2.72%	1.87%	0.00%	0.33%	0.00%	0.00%	2.33%	2.97%	1.96%

Period ended December 31, 2014

Net Assets (in thousands)	$349,714	$1,284,168	$619,285	$565,050	$311,143	$608,506	$740,281	$633,096	$492,895	$393,769
Units Outstanding (in thousands)	44,455	76,820	30,512	30,356	11,428	23,795	18,804	30,951	39,087	30,580
Investment Income Ratio *	0.86%	1.30%	1.09%	0.05%	0.22%	0.00%	0.00%	3.27%	1.62%	1.81%

Period ended December 31, 2013

Net Assets (in thousands)	$329,054	$925,175	$528,458	$511,566	$259,709	$475,736	$519,827	$544,463	$592,311	$352,151
Units Outstanding (in thousands)	45,975	62,885	25,919	29,452	10,304	19,910	14,679	27,676	44,012	29,211
Investment Income Ratio *	0.93%	3.26%	1.13%	0.41%	0.19%	0.13%	0.19%	3.09%	1.37%	2.10%

Period ended December 31, 2012

Net Assets (in thousands)	$347,087	$722,381	$368,673	$328,821	$202,356	$220,180	$277,546	$825,483	$714,704	$278,794
Units Outstanding (in thousands)	46,690	49,885	21,339	26,085	10,391	12,723	11,186	40,223	51,917	29,123
Investment Income Ratio *	0.75%	0.78%	1.76%	0.00%	0.26%	0.00%	0.00%	2.32%	1.92%	2.39%

*    These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a) The period is from January 1, 2016 through April 25, 2016, the date the Fund was acquired. The respective acquisition can be found on page 66 of the Notes to Financial Statements.

100

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/MC Bond Index Fund - A	JNL/MC Emerging Markets Index Fund - A	JNL/MC European 30 Fund - A	JNL/MC Index 5 Fund - A	JNL/MC International Index Fund - A	JNL/MC Pacific Rim 30 Fund - A	JNL/MC S&P 400 MidCap Index Fund - A	JNL/MC S&P 500 Index Fund - A	JNL/MC Small Cap Index Fund - A	JNL/MC Utilities Sector Fund - A (a)

Highest expense ratio
Period ended December 31, 2016

Unit Value	$9.772151	$7.659333	$11.769941	$11.492485	$11.538236	$15.379017	$20.872974	$13.566007	$18.580849	$12.788497
Total Return *	-1.98%	6.41%	-4.82%	7.96%	-3.04%	6.31%	15.55%	7.13%	21.07%	15.36%
Ratio of Expenses **	3.91%	3.41%	3.095%	3.61%	3.895%	3.06%	3.895%	3.895%	3.895%	1.25%

Period ended December 31, 2015

Unit Value	$9.969555	$7.198031	$12.365901	$10.645357	$11.899766	$14.466271	$18.064539	$12.663717	$15.346861	$11.085421
Total Return *	-3.95%	-18.13%	-4.94%	-4.96%	-4.86%	1.80%	-6.40%	-2.98%	-8.21%	-6.58%
Ratio of Expenses **	3.91%	3.41%	3.095%	3.61%	3.895%	3.06%	3.895%	3.895%	3.895%	1.25%

Period ended December 31, 2014

Unit Value	$10.379965	$8.792418	$13.007919	$11.201085	$12.508248	$14.209829	$19.300451	$13.052758	$16.718627	$11.866305
Total Return *	1.56%	-6.92%	-9.38%***	1.57%	-9.67%	0.10%	5.06%	8.75%	0.65%	24.63%
Ratio of Expenses **	3.91%	3.41%	3.095%	3.61%	3.895%	3.06%	3.895%	3.895%	3.895%	1.25%

Period ended December 31, 2013

Unit Value	$10.220022	$9.445726	$13.923146	$11.028228	$13.847698	$14.195485	$18.371028	$12.002518	$16.610102	$9.520999
Total Return *	-6.46%	-7.37%	26.68%	19.36%	16.79%	9.26%	27.91%	26.61%	33.15%	-5.07%***
Ratio of Expenses **	3.91%	3.41%	3.05%	3.61%	3.895%	3.06%	3.895%	3.895%	3.895%	1.25%

Period ended December 31, 2012

Unit Value	$10.925875	$10.197331	$10.990367	$9.239827	$11.856901	$12.992143	$14.362100	$9.479910	$12.475036	n/a
Total Return *	-0.37%	4.72%***	5.37%	9.90%	13.50%	8.64%	12.75%	10.95%	11.45%	n/a
Ratio of Expenses **	3.91%	3.41%	3.05%	3.61%	3.895%	3.06%	3.895%	3.895%	3.895%	n/a

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations April 29, 2013.

101

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/MC Bond Index Fund - A	JNL/MC Emerging Markets Index Fund - A	JNL/MC European 30 Fund - A	JNL/MC Index 5 Fund - A	JNL/MC International Index Fund - A	JNL/MC Pacific Rim 30 Fund - A	JNL/MC S&P 400 MidCap Index Fund - A	JNL/MC S&P 500 Index Fund - A	JNL/MC Small Cap Index Fund - A	JNL/MC Utilities Sector Fund - A (a)

Lowest expense ratio
Period ended December 31, 2016

Unit Value	$16.773296	$9.042587	$14.818133	$15.829709	$19.756656	$19.304291	$35.740359	$23.228885	$31.815633	$12.977718
Total Return *	-2.97%***	-5.58%***	-3.14%***	3.76%***	-1.60%***	2.43%***	7.74%***	3.91%***	11.44%***	15.82%
Ratio of Expenses **	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.85%

Period ended December 31, 2015

Unit Value	$15.284690	$8.043725	$14.548004	$13.524652	$18.202433	$16.974553	$27.632446	$19.371004	$23.475323	$11.204657
Total Return *	-0.97%	-16.01%	-2.78%	-2.30%	-1.92%	4.08%	-3.51%	0.02%	-5.37%	-6.21%
Ratio of Expenses **	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%

Period ended December 31, 2014

Unit Value	$15.434299	$9.577086	$14.963565	$13.843271	$18.559336	$16.309187	$28.637481	$19.367270	$24.806629	$11.946061
Total Return *	4.72%	-4.50%***	-4.22%***	1.80%***	-6.88%	2.34%	8.31%	12.11%	3.77%	18.24%***
Ratio of Expenses **	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%

Period ended December 31, 2013

Unit Value	$14.738494	$9.993648	$15.500268	$13.039753	$19.930514	$15.936592	$26.440862	$17.274803	$23.906412	$9.537077
Total Return *	-3.55%	-5.11%	29.31%	22.39%	15.30%***	-3.10%***	31.87%	30.52%	37.26%	-4.63%***
Ratio of Expenses **	0.85%	1.00%	1.00%	1.10%	0.85%	0.85%	0.85%	0.85%	0.85%	1.00%

Period ended December 31, 2012

Unit Value	$15.281543	$10.531939	$11.986924	$10.654331	$16.284647	$14.176805	$20.050957	$13.234863	$17.416440	n/a
Total Return *	-0.46%***	7.18%***	0.27%***	12.71%	16.84%	10.91%	2.44%***	1.28%***	3.62%***	n/a
Ratio of Expenses **	0.85%	1.00%	1.00%	1.10%	1.00%	1.00%	0.85%	0.85%	0.85%	n/a

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations April 29, 2013.

102

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/MC Bond Index Fund - A	JNL/MC Emerging Markets Index Fund - A	JNL/MC European 30 Fund - A	JNL/MC Index 5 Fund - A	JNL/MC International Index Fund - A	JNL/MC Pacific Rim 30 Fund - A	JNL/MC S&P 400 MidCap Index Fund - A	JNL/MC S&P 500 Index Fund - A	JNL/MC Small Cap Index Fund - A	JNL/MC Utilities Sector Fund - A (a)

Investment Division data
Period ended December 31, 2016

Net Assets (in thousands)	$814,434	$676,628	$323,938	$764,417	$1,094,403	$208,586	$2,217,324	$4,756,967	$1,732,506	$71,848
Units Outstanding (in thousands)	57,253	79,432	23,924	53,777	65,109	11,828	73,174	240,596	64,199	5,575
Investment Income Ratio *	0.81%	1.97%	2.90%	0.00%	0.26%	1.95%	0.18%	0.13%	0.51%	1.95%

Period ended December 31, 2015

Net Assets (in thousands)	$728,111	$472,166	$433,280	$685,602	$1,004,071	$219,873	$1,500,007	$3,706,170	$1,176,866	$40,435
Units Outstanding (in thousands)	51,662	60,211	31,079	53,342	59,596	13,507	58,797	206,598	54,213	3,629
Investment Income Ratio *	2.00%	1.60%	1.88%	1.79%	2.28%	2.27%	0.93%	1.49%	0.59%	1.26%

Period ended December 31, 2014

Net Assets (in thousands)	$652,067	$476,725	$245,362	$681,568	$856,845	$115,034	$1,279,352	$3,229,425	$1,179,021	$43,476
Units Outstanding (in thousands)	45,782	50,803	17,013	51,594	49,801	7,314	48,284	179,675	51,331	3,654
Investment Income Ratio *	3.40%	1.17%	1.19%	1.39%	3.45%	2.54%	0.94%	1.33%	1.01%	0.00%

Period ended December 31, 2013

Net Assets (in thousands)	$526,103	$384,617	$133,957	$648,975	$730,995	$91,439	$1,090,084	$2,360,165	$1,167,462	$2,976
Units Outstanding (in thousands)	38,624	38,940	8,872	51,033	39,549	5,929	44,573	146,683	52,683	312
Investment Income Ratio *	2.02%	0.83%	1.59%	1.56%	2.62%	3.93%	0.86%	1.46%	1.26%	4.57%

Period ended December 31, 2012

Net Assets (in thousands)	$594,553	$208,650	$28,206	$492,250	$519,993	$53,928	$607,048	$1,285,269	$559,727	n/a
Units Outstanding (in thousands)	42,018	19,953	2,405	47,205	33,781	3,884	32,654	103,714	34,612	n/a
Investment Income Ratio *	2.11%	0.06%	3.88%	1.58%	2.80%	1.89%	1.08%	1.74%	1.82%	n/a

*    These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a) Commencement of operations April 29, 2013.

103

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/MMRS Conservative Fund - A (b)	JNL/MMRS Growth Fund - A (b)	JNL/MMRS Moderate Fund - A (b)	JNL/Morgan Stanley Mid Cap Growth Fund - A (a)	JNL/Neuberger Berman Strategic Income Fund - A (a)	JNL/Oppenheimer Emerging Markets Innovator Fund - A (c)	JNL/Oppenheimer Global Growth Fund - A	JNL/PIMCO Real Return Fund - A	JNL/PIMCO Total Return Bond Fund - A	JNL/PPM America Floating Rate Income Fund - A

Highest expense ratio
Period ended December 31, 2016

Unit Value	$10.309581	$9.777466	$9.951751	$10.085764	$10.020290	$8.274758	$13.488974	$10.906571	$12.511980	$10.175792
Total Return *	2.71%	1.37%	1.83%	-10.68%	2.74%	-1.70%	-3.44%	1.45%	-1.20%	6.08%
Ratio of Expenses **	1.25%	1.25%	1.25%	2.95%	3.05%	1.25%	3.61%	3.61%	3.91%	3.11%

Period ended December 31, 2015

Unit Value	$10.037407	$9.645517	$9.773005	$11.291354	$9.752914	$8.418210	$13.969379	$10.750670	$12.664524	$9.592890
Total Return *	-3.50%	-6.82%	-5.77%	-7.10%	-4.20%	-15.73%***	0.12%	-6.54%	-3.45%	-4.30%
Ratio of Expenses **	1.25%	1.25%	1.25%	2.95%	3.05%	1.25%	3.61%	3.61%	3.91%	3.11%

Period ended December 31, 2014

Unit Value	$10.401640	$10.351860	$10.371888	$12.154486	$10.180932	n/a	$13.952717	$11.503020	$13.116391	$10.024199
Total Return *	3.43%***	2.96%***	3.41%***	-3.29%	0.26%***	n/a	-1.71%	-0.37%	-0.01%	-2.86%
Ratio of Expenses **	1.25%	1.25%	1.25%	2.95%	3.05%	n/a	3.61%	3.61%	3.91%	3.11%

Period ended December 31, 2013

Unit Value	n/a	n/a	n/a	$12.568236	$10.031476	n/a	$14.194996	$11.545747	$13.117925	$10.318816
Total Return *	n/a	n/a	n/a	12.43%***	0.91%***	n/a	21.76%	-12.35%	-5.83%	1.12%
Ratio of Expenses **	n/a	n/a	n/a	2.95%	2.90%	n/a	3.61%	3.61%	3.91%	3.11%

Period ended December 31, 2012

Unit Value	n/a	n/a	n/a	$9.405834	$10.341022	n/a	$11.657821	$13.172528	$13.930277	$10.204321
Total Return *	n/a	n/a	n/a	1.41%***	3.61%***	n/a	16.25%	4.58%	3.93%	4.52%
Ratio of Expenses **	n/a	n/a	n/a	2.845%	2.845%	n/a	3.61%	3.61%	3.91%	3.11%

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations April 30, 2012.
(b) Commencement of operations April 28, 2014.
(c) Commencement of operations April 27, 2015.

104

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/MMRS Conservative Fund - A (b)	JNL/MMRS Growth Fund - A (b)	JNL/MMRS Moderate Fund - A (b)	JNL/Morgan Stanley Mid Cap Growth Fund - A (a)	JNL/Neuberger Berman Strategic Income Fund - A (a)	JNL/Oppenheimer Emerging Markets Innovator Fund - A (c)	JNL/Oppenheimer Global Growth Fund - A	JNL/PIMCO Real Return Fund - A	JNL/PIMCO Total Return Bond Fund - A	JNL/PPM America Floating Rate Income Fund - A

Lowest expense ratio
Period ended December 31, 2016

Unit Value	$10.420446	$9.882807	$10.058753	$11.414354	$11.393375	$8.330431	$22.660736	$15.164453	$24.700487	$12.042514
Total Return *	3.12%	1.77%	2.24%	-9.08%***	-1.35%***	-1.31%	-0.26%***	-1.30%***	-2.23%***	2.25%***
Ratio of Expenses **	0.85%	0.85%	0.85%	0.30%	0.30%	0.85%	0.30%	0.30%	0.30%	0.30%

Period ended December 31, 2015

Unit Value	$10.104944	$9.710614	$9.838774	$12.085179	$10.476995	$8.441115	$20.487899	$13.765953	$21.859740	$10.738975
Total Return *	-3.11%	-6.45%	-5.40%	-5.37%	-2.32%	-12.77%***	2.77%	-3.92%	-0.44%	-2.12%
Ratio of Expenses **	0.85%	0.85%	0.85%	1.10%	1.10%	0.85%	1.00%	0.85%	0.85%	0.85%

Period ended December 31, 2014

Unit Value	$10.429832	$10.380118	$10.400011	$12.770519	$10.725547	n/a	$19.936239	$14.328320	$21.957377	$10.971037
Total Return *	2.34%***	-0.65%***	1.74%***	-1.49%	3.75%	n/a	0.89%	2.42%	3.10%	-0.63%
Ratio of Expenses **	0.85%	0.85%	0.85%	1.10%	1.10%	n/a	1.00%	0.85%	0.85%	0.85%

Period ended December 31, 2013

Unit Value	n/a	n/a	n/a	$12.963200	$10.338020	n/a	$19.759860	$13.990021	$21.298086	$11.041085
Total Return *	n/a	n/a	n/a	36.22%	-1.19%	n/a	24.98%	-9.90%	-2.91%	3.43%
Ratio of Expenses **	n/a	n/a	n/a	1.10%	1.10%	n/a	1.00%	0.85%	0.85%	0.85%

Period ended December 31, 2012

Unit Value	n/a	n/a	n/a	$9.516360	$10.462631	n/a	$15.809947	$15.526658	$21.935375	$10.674570
Total Return *	n/a	n/a	n/a	5.43%***	0.97%***	n/a	19.34%	2.48%***	0.51%***	4.60%***
Ratio of Expenses **	n/a	n/a	n/a	1.10%	1.10%	n/a	1.00%	0.85%	0.85%	0.85%

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations April 30, 2012.
(b) Commencement of operations April 28, 2014.
(c) Commencement of operations April 27, 2015.
105

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/MMRS Conservative Fund - A (b)	JNL/MMRS Growth Fund - A (b)	JNL/MMRS Moderate Fund - A (b)	JNL/Morgan Stanley Mid Cap Growth Fund - A (a)	JNL/Neuberger Berman Strategic Income Fund - A (a)	JNL/Oppenheimer Emerging Markets Innovator Fund - A (c)	JNL/Oppenheimer Global Growth Fund - A	JNL/PIMCO Real Return Fund - A	JNL/PIMCO Total Return Bond Fund - A	JNL/PPM America Floating Rate Income Fund - A

Investment Division data
Period ended December 31, 2016

Net Assets (in thousands)	$379,283	$45,130	$181,444	$102,228	$498,915	$8,932	$1,201,731	$1,134,262	$2,956,842	$1,282,976
Units Outstanding (in thousands)	36,605	4,588	18,131	9,440	46,194	1,075	63,487	83,789	148,501	113,730
Investment Income Ratio *	0.00%	0.00%	0.00%	0.00%	3.44%	0.00%	0.64%	5.93%	0.39%	4.44%

Period ended December 31, 2015

Net Assets (in thousands)	$445,451	$51,577	$206,681	$102,045	$400,063	$4,549	$939,327	$1,111,946	$3,046,392	$1,180,389
Units Outstanding (in thousands)	44,243	5,328	21,078	8,554	38,705	539	49,191	85,311	155,693	113,074
Investment Income Ratio *	0.00%	0.00%	0.00%	0.00%	1.44%	0.00%	0.91%	3.56%	2.89%	3.88%

Period ended December 31, 2014

Net Assets (in thousands)	$24,944	$17,561	$44,029	$84,870	$333,743	n/a	$693,161	$1,317,828	$3,192,629	$1,190,883
Units Outstanding (in thousands)	2,395	1,694	4,240	6,711	31,464	n/a	37,217	96,758	162,080	111,124
Investment Income Ratio *	0.00%	0.00%	0.00%	0.00%	1.06%	n/a	0.59%	0.70%	3.28%	2.34%

Period ended December 31, 2013

Net Assets (in thousands)	n/a	n/a	n/a	$59,316	$133,549	n/a	$601,435	$1,358,822	$3,417,014	$1,077,933
Units Outstanding (in thousands)	n/a	n/a	n/a	4,608	13,007	n/a	32,482	101,678	178,424	99,528
Investment Income Ratio *	n/a	n/a	n/a	0.00%	0.19%	n/a	1.04%	1.15%	1.11%	2.27%

Period ended December 31, 2012

Net Assets (in thousands)	n/a	n/a	n/a	$11,508	$66,681	n/a	$375,828	$2,175,079	$4,251,064	$278,372
Units Outstanding (in thousands)	n/a	n/a	n/a	1,212	6,393	n/a	25,292	146,138	215,752	26,438
Investment Income Ratio *	n/a	n/a	n/a	0.67%	0.00%	n/a	1.07%	2.08%	2.19%	3.34%

*    These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a) Commencement of operations April 30, 2012.
(b) Commencement of operations April 28, 2014.
(c) Commencement of operations April 27, 2015.

106

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/PPM America High Yield Bond Fund - A	JNL/PPM America Mid Cap Value Fund - A	JNL/PPM America Small Cap Value Fund - A	JNL/PPM America Total Return Fund - A (b) (c)	JNL/PPM America Value Equity Fund - A	JNL/Red Rocks Listed Private Equity Fund - A	JNL/S&P 4 Fund - A	JNL/S&P Competitive Advantage Fund - A	JNL/S&P Dividend Income & Growth Fund - A	JNL/S&P International 5 Fund - A (a)

Highest expense ratio
Period ended December 31, 2016

Unit Value	$13.694017	$15.618365	$15.886680	$14.839165	$20.002824	$12.955150	$16.724988	$17.787709	$17.183103	$9.740329
Total Return *	12.89%	22.91%	25.94%	3.03%	17.32%	4.49%	6.39%	1.96%	13.68%	6.93%
Ratio of Expenses **	3.61%	3.61%	3.61%	2.55%	3.61%	3.51%	3.61%	3.61%	3.51%	1.25%

Period ended December 31, 2015

Unit Value	$12.130227	$12.707547	$12.614826	$14.403283	$17.050075	$12.397971	$15.720931	$17.446068	$15.114905	$9.108667
Total Return *	-10.19%	-11.32%	-6.91%	-2.05%***	-11.94%	-3.85%	-8.41%	-2.40%	-2.79%	-3.36%
Ratio of Expenses **	3.61%	3.61%	3.61%	2.55%	3.61%	3.51%	3.61%	3.61%	3.51%	1.25%

Period ended December 31, 2014

Unit Value	$13.506244	$14.330078	$13.551685	n/a	$19.361326	$12.893861	$17.164728	$17.874961	$15.548089	$9.425466
Total Return *	-3.42%	6.53%	2.10%	n/a	8.51%	-2.85%	10.34%	6.15%	9.77%	-5.92%***
Ratio of Expenses **	3.61%	3.61%	3.61%	n/a	3.61%	3.51%	3.61%	3.61%	3.51%	1.25%

Period ended December 31, 2013

Unit Value	$13.984681	$13.451379	$13.273272	n/a	$17.843244	$13.272425	$15.555573	$16.838644	$14.163602	n/a
Total Return *	4.36%	36.08%	32.48%	n/a	35.26%	36.78%	38.54%	37.87%	26.27%	n/a
Ratio of Expenses **	3.61%	3.61%	3.61%	n/a	3.61%	3.51%	3.61%	3.61%	3.51%	n/a

Period ended December 31, 2012

Unit Value	$13.399916	$9.884915	$10.018823	n/a	$13.192250	$9.703725	$11.228262	$12.213561	$11.216816	n/a
Total Return *	12.60%	12.29%	15.43%	n/a	11.55%	25.76%	12.10%	12.48%	8.90%	n/a
Ratio of Expenses **	3.61%	3.61%	3.61%	n/a	3.61%	3.51%	3.61%	3.61%	3.51%	n/a

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations September 15, 2014.
(b) The Fund was made available to the separate account effective April 27, 2015.
(c) On April 25, 2016, JNL/PPM America Total Return Fund was created in the JNL Series Trust to facilitate an acquisition of a fund with the same name which was a series in JNL Investors Series Trust. Although the fund in JNL Investors Series Trust was legally dissolved, it is considered the acquiring fund for financial reporting purposes, and as a result, the Financial Highlights includes activity of the acquiring fund formerly in JNL Investors Series Trust for the period prior to the merger.

107

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/PPM America High Yield Bond Fund - A	JNL/PPM America Mid Cap Value Fund - A	JNL/PPM America Small Cap Value Fund - A	JNL/PPM America Total Return Fund - A (b) (c)	JNL/PPM America Value Equity Fund - A	JNL/Red Rocks Listed Private Equity Fund - A	JNL/S&P 4 Fund - A	JNL/S&P Competitive Advantage Fund - A	JNL/S&P Dividend Income & Growth Fund - A	JNL/S&P International 5 Fund - A (a)

Lowest expense ratio
Period ended December 31, 2016

Unit Value	$25.547388	$20.866766	$21.225337	$17.769031	$40.948112	$16.127088	$22.687760	$24.022892	$22.997104	$9.829923
Total Return *	3.38%***	14.89%***	16.21%***	-1.64%***	11.76%***	7.30%	2.97%***	5.47%***	2.76%***	7.36%
Ratio of Expenses **	0.30%	0.30%	0.30%	0.30%	0.30%	0.85%	0.25%	0.30%	0.30%	0.85%

Period ended December 31, 2015

Unit Value	$19.845798	$15.739741	$15.444411	$16.225774	$29.221963	$15.029441	$19.646862	$21.803786	$18.738681	$9.155837
Total Return *	-7.67%	-8.84%	-4.45%	-0.90%***	-9.61%	-1.25%	-5.85%	0.33%	-0.17%	-2.97%
Ratio of Expenses **	0.85%	0.85%	1.00%	0.85%	1.00%	0.85%	0.85%	0.85%	0.85%	0.85%

Period ended December 31, 2014

Unit Value	$21.495467	$17.266208	$16.163947	n/a	$32.328263	$15.220263	$20.867215	$21.731616	$18.769716	$9.436455
Total Return *	-0.72%	9.51%	4.80%	n/a	11.38%***	-0.23%	13.43%	13.35%***	7.26%***	-1.26%***
Ratio of Expenses **	0.85%	0.85%	1.00%	n/a	1.00%	0.85%	0.85%	0.85%	0.85%	0.85%

Period ended December 31, 2013

Unit Value	$21.650988	$15.766223	$15.423975	n/a	$28.490768	$15.255852	$18.396130	$19.734087	$16.498730	n/a
Total Return *	7.28%	39.89%	35.99%	n/a	38.69%	40.46%	42.42%	41.51%	29.48%	n/a
Ratio of Expenses **	0.85%	0.85%	1.00%	n/a	1.10%	0.85%	0.85%	1.00%	1.00%	n/a

Period ended December 31, 2012

Unit Value	$20.180869	$11.270586	$11.342241	n/a	$20.542233	$10.861040	$12.917126	$13.944943	$12.742209	n/a
Total Return *	10.59%***	12.87%***	18.49%	n/a	14.39%	20.39%***	1.46%***	15.46%	11.68%	n/a
Ratio of Expenses **	0.85%	0.85%	1.00%	n/a	1.10%	0.85%	0.85%	1.00%	1.00%	n/a

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations September 15, 2014.
(b) The Fund was made available to the separate account effective April 27, 2015.
(c) On April 25, 2016, JNL/PPM America Total Return Fund was created in the JNL Series Trust to facilitate an acquisition of a fund with the same name which was a series in JNL Investors Series Trust. Although the fund in JNL Investors Series Trust was legally dissolved, it is considered the acquiring fund for financial reporting purposes, and as a result, the Financial Highlights includes activity of the acquiring fund formerly in JNL Investors Series Trust for the period prior to the merger.

108

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/PPM America High Yield Bond Fund - A	JNL/PPM America Mid Cap Value Fund - A	JNL/PPM America Small Cap Value Fund - A	JNL/PPM America Total Return Fund - A (b) (c)	JNL/PPM America Value Equity Fund - A	JNL/Red Rocks Listed Private Equity Fund - A	JNL/S&P 4 Fund - A	JNL/S&P Competitive Advantage Fund - A	JNL/S&P Dividend Income & Growth Fund - A	JNL/S&P International 5 Fund - A (a)

Investment Division data
Period ended December 31, 2016

Net Assets (in thousands)	$1,627,384	$666,248	$727,297	$233,731	$206,321	$417,456	$6,640,845	$1,026,739	$3,658,769	$23,926
Units Outstanding (in thousands)	78,947	35,150	37,962	14,313	6,645	26,799	324,245	47,314	176,161	2,444
Investment Income Ratio *	0.18%	0.63%	0.06%	4.76%	1.92%	4.29%	0.00%	0.99%	2.58%	4.20%

Period ended December 31, 2015

Net Assets (in thousands)	$1,359,848	$290,871	$354,269	$45,461	$153,098	$453,159	$5,961,071	$1,017,895	$2,109,657	$20,176
Units Outstanding (in thousands)	76,517	19,267	23,863	2,905	5,949	31,138	317,278	49,066	118,250	2,209
Investment Income Ratio *	5.73%	0.72%	0.60%	7.21%	0.00%	5.64%	5.26%	0.79%	2.38%	1.07%

Period ended December 31, 2014

Net Assets (in thousands)	$1,605,817	$303,240	$199,124	n/a	$202,023	$497,609	$4,667,941	$768,629	$2,242,010	$2,469
Units Outstanding (in thousands)	83,318	18,261	12,753	n/a	7,084	33,704	233,025	37,055	125,003	262
Investment Income Ratio *	5.53%	0.51%	0.27%	n/a	5.03%	6.82%	2.34%	0.30%	1.36%	0.00%

Period ended December 31, 2013

Net Assets (in thousands)	$1,571,549	$255,733	$189,982	n/a	$170,362	$494,897	$2,922,386	$616,476	$1,781,588	n/a
Units Outstanding (in thousands)	81,106	16,840	12,722	n/a	6,708	33,392	165,123	32,284	111,465	n/a
Investment Income Ratio *	6.30%	0.64%	0.43%	n/a	1.31%	8.93%	0.83%	0.69%	1.89%	n/a

Period ended December 31, 2012

Net Assets (in thousands)	$1,362,796	$115,388	$94,059	n/a	$112,314	$346,531	$1,217,212	$293,492	$822,731	n/a
Units Outstanding (in thousands)	75,591	10,587	8,512	n/a	6,164	32,794	97,619	21,654	66,373	n/a
Investment Income Ratio *	6.26%	0.37%	1.01%	n/a	1.33%	0.00%	1.89%	0.65%	1.67%	n/a

*    These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a) Commencement of operations September 15, 2014.
(b) The Fund was made available to the separate account effective April 27, 2015.
(c) On April 25, 2016, JNL/PPM America Total Return Fund was created in the JNL Series Trust to facilitate an acquisition of a fund with the same name which was a series in JNL Investors Series Trust. Although the fund in JNL Investors Series Trust was legally dissolved, it is considered the acquiring fund for financial reporting purposes, and as a result, the Financial Highlights includes activity of the acquiring fund formerly in JNL Investors Series Trust for the period prior to the merger.

109

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/S&P Intrinsic Value Fund - A	JNL/S&P Managed Aggressive Growth Fund - A	JNL/S&P Managed Conservative Fund - A	JNL/S&P Managed Growth Fund - A	JNL/S&P Managed Moderate Fund - A	JNL/S&P Managed Moderate Growth Fund - A	JNL/S&P Mid 3 Fund - A (a)	JNL/S&P Total Yield Fund - A	JNL/Scout Unconstrained Bond Fund - A (a)	JNL/T. Rowe Price Established Growth Fund - A

Highest expense ratio
Period ended December 31, 2016

Unit Value	$16.073978	$13.783991	$10.415449	$13.641164	$11.669931	$12.231575	$11.095236	$15.465357	$9.674734	$32.016573
Total Return *	1.55%	2.11%	1.22%	1.98%	1.73%	1.45%	14.41%	8.64%	3.24%	-2.45%
Ratio of Expenses **	3.61%	3.75%	3.695%	3.80%	3.695%	4.01%	3.01%	3.61%	1.25%	3.91%

Period ended December 31, 2015

Unit Value	$15.828810	$13.499307	$10.290203	$13.376898	$11.471200	$12.057079	$9.697588	$14.235652	$9.371523	$32.821580
Total Return *	-16.90%	-3.91%	-5.13%	-3.92%	-4.71%	-4.66%	-12.11%***	-11.00%	-1.76%	6.45%
Ratio of Expenses **	3.61%	3.75%	3.695%	3.80%	3.695%	4.01%	3.01%	3.61%	1.25%	3.91%

Period ended December 31, 2014

Unit Value	$19.046941	$14.048148	$10.847182	$13.923369	$12.038796	$12.646828	$11.210961	$15.994421	$9.538972	$30.831434
Total Return *	13.85%	2.65%	-0.62%	1.69%	0.21%	0.40%	10.80%***	11.78%	-4.61%***	4.54%
Ratio of Expenses **	3.61%	3.75%	3.695%	3.80%	3.695%	4.01%	2.65%	3.61%	1.25%	3.91%

Period ended December 31, 2013

Unit Value	$16.729426	$13.685008	$10.914940	$13.691565	$12.013979	$12.596786	n/a	$14.308556	n/a	$29.492504
Total Return *	44.63%	21.14%	0.73%	18.01%	6.42%	11.29%	n/a	46.30%	n/a	33.35%
Ratio of Expenses **	3.61%	3.75%	3.695%	3.80%	3.695%	4.01%	n/a	3.61%	n/a	3.91%

Period ended December 31, 2012

Unit Value	$11.566954	$11.296479	$10.835956	$11.601845	$11.289240	$11.318630	n/a	$9.780077	n/a	$22.116964
Total Return *	10.05%	11.57%	4.82%	11.03%	6.89%	9.26%	n/a	17.50%	n/a	14.27%
Ratio of Expenses **	3.61%	3.75%	3.695%	3.80%	3.695%	4.01%	n/a	3.61%	n/a	3.91%

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations April 28, 2014.

110

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/S&P Intrinsic Value Fund - A	JNL/S&P Managed Aggressive Growth Fund - A	JNL/S&P Managed Conservative Fund - A	JNL/S&P Managed Growth Fund - A	JNL/S&P Managed Moderate Fund - A	JNL/S&P Managed Moderate Growth Fund - A	JNL/S&P Mid 3 Fund - A (a)	JNL/S&P Total Yield Fund - A	JNL/Scout Unconstrained Bond Fund - A (a)	JNL/T. Rowe Price Established Growth Fund - A

Lowest expense ratio
Period ended December 31, 2016

Unit Value	$21.709498	$26.309910	$15.782199	$26.281885	$17.683018	$24.511393	$11.929264	$20.886739	$9.778752	$69.932075
Total Return *	1.01%***	1.21%***	0.32%***	1.15%***	1.08%***	1.12%***	10.65%***	5.35%***	3.65%	0.82%***
Ratio of Expenses **	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.85%	0.30%

Period ended December 31, 2015

Unit Value	$19.783444	$21.988401	$13.931217	$21.979530	$15.530152	$20.562380	$10.055206	$17.791682	$9.434563	$61.722961
Total Return *	-14.57%	-1.23%	-2.54%	-1.20%	-2.11%	-1.75%	-11.37%	-8.51%	-1.36%	9.76%
Ratio of Expenses **	0.85%	1.00%	1.00%	1.00%	1.00%	1.00%	0.85%	0.85%	0.85%	0.85%

Period ended December 31, 2014

Unit Value	$23.157505	$22.261653	$14.294772	$22.245717	$15.865164	$20.928576	$11.344545	$19.445573	$9.564819	$56.232932
Total Return *	16.41%***	5.52%	2.09%	4.58%	2.94%	3.47%	10.07%***	12.91%***	-3.82%***	7.79%
Ratio of Expenses **	0.85%	1.00%	1.00%	1.00%	1.00%	1.00%	0.85%	0.85%	0.85%	0.85%

Period ended December 31, 2013

Unit Value	$19.606971	$21.097901	$14.001567	$21.271309	$15.411454	$20.227633	n/a	$16.769144	n/a	$52.169689
Total Return *	48.46%	24.52%	3.48%	21.36%	9.33%	14.69%	n/a	50.17%	n/a	37.49%
Ratio of Expenses **	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	n/a	1.00%	n/a	0.85%

Period ended December 31, 2012

Unit Value	$13.207260	$16.943113	$13.530606	$17.526999	$14.096669	$17.636234	n/a	$11.166615	n/a	$37.943892
Total Return *	12.97%	14.69%	7.69%	14.19%	9.82%	12.60%	n/a	20.62%	n/a	6.85%***
Ratio of Expenses **	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	n/a	1.00%	n/a	0.85%

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations April 28, 2014.

111

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/S&P Intrinsic Value Fund - A	JNL/S&P Managed Aggressive Growth Fund - A	JNL/S&P Managed Conservative Fund - A	JNL/S&P Managed Growth Fund - A	JNL/S&P Managed Moderate Fund - A	JNL/S&P Managed Moderate Growth Fund - A	JNL/S&P Mid 3 Fund - A (a)	JNL/S&P Total Yield Fund - A	JNL/Scout Unconstrained Bond Fund - A (a)	JNL/T. Rowe Price Established Growth Fund - A

Investment Division data
Period ended December 31, 2016

Net Assets (in thousands)	$788,429	$1,687,676	$1,446,989	$4,668,928	$2,985,773	$5,588,111	$276,617	$562,315	$46,195	$3,344,432
Units Outstanding (in thousands)	40,173	79,458	105,843	220,001	194,214	282,437	23,845	29,782	4,749	60,976
Investment Income Ratio *	2.54%	0.00%	0.00%	0.00%	0.00%	0.00%	1.56%	1.88%	0.83%	0.00%

Period ended December 31, 2015

Net Assets (in thousands)	$889,029	$1,664,641	$1,389,796	$4,587,195	$2,971,042	$5,606,997	$218,007	$477,082	$31,988	$3,513,721
Units Outstanding (in thousands)	47,146	82,113	105,546	226,173	201,531	295,689	21,868	28,136	3,402	64,603
Investment Income Ratio *	1.01%	0.00%	0.00%	0.00%	0.00%	0.00%	0.16%	1.28%	0.00%	0.00%

Period ended December 31, 2014

Net Assets (in thousands)	$1,041,965	$1,593,831	$1,508,870	$4,602,747	$3,148,395	$5,884,253	$80,071	$582,104	$15,935	$2,315,476
Units Outstanding (in thousands)	47,113	77,401	111,332	223,764	208,440	304,433	7,084	31,339	1,668	46,745
Investment Income Ratio *	0.88%	0.47%	0.29%	0.53%	0.20%	0.23%	0.00%	1.00%	0.00%	0.00%

Period ended December 31, 2013

Net Assets (in thousands)	$605,777	$1,425,616	$1,567,878	$4,178,451	$3,071,065	$5,616,026	n/a	$362,318	n/a	$2,019,757
Units Outstanding (in thousands)	31,928	72,852	117,677	211,960	208,670	299,937	n/a	22,353	n/a	44,000
Investment Income Ratio *	1.16%	0.72%	0.58%	0.90%	0.47%	0.50%	n/a	1.27%	n/a	0.08%

Period ended December 31, 2012

Net Assets (in thousands)	$230,392	$988,005	$1,688,160	$3,014,831	$2,671,615	$4,454,811	n/a	$112,891	n/a	$1,325,286
Units Outstanding (in thousands)	17,949	62,719	130,695	184,990	197,840	272,199	n/a	10,415	n/a	39,723
Investment Income Ratio *	0.91%	0.94%	2.59%	1.27%	1.88%	1.55%	n/a	0.96%	n/a	0.00%

*    These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a) Commencement of operations April 28, 2014.

112

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/T. Rowe Price Mid-Cap Growth Fund - A	JNL/T. Rowe Price Short-Term Bond Fund - A	JNL/T. Rowe Price Value Fund - A	JNL/Westchester Capital Event Driven Fund - A (a)	JNL/WMC Balanced Fund - A	JNL/WMC Money Market Fund - A	JNL/WMC Value Fund - A	JNL/MC Communications Sector Fund - A	JNL/MC Consumer Brands Sector Fund - A	JNL/MC Dow Index Fund - A

Highest expense ratio
Period ended December 31, 2016

Unit Value	$50.941809	$8.136878	$17.643887	$9.539835	$25.642874	$7.158319	$24.250216	$6.475947	$16.597368	$10.765243
Total Return *	2.02%	-2.16%	6.60%	1.38%	6.70%	-3.67%	9.32%	19.07%	2.40%	11.29%
Ratio of Expenses **	3.91%	3.61%	3.91%	1.25%	3.80%	3.75%	3.70%	3.71%	3.61%	4.00%

Period ended December 31, 2015

Unit Value	$49.933015	$8.316207	$16.550775	$9.409740	$24.033526	$7.430963	$22.183699	$5.438960	$16.208037	$9.673063
Total Return *	2.38%	-3.24%	-5.61%	-5.57%***	-4.62%	-3.68%	-6.64%	-1.01%	2.14%	-4.53%
Ratio of Expenses **	3.91%	3.61%	3.91%	1.25%	3.80%	3.75%	3.70%	3.71%	3.61%	4.00%

Period ended December 31, 2014

Unit Value	$48.770099	$8.594441	$17.534083	n/a	$25.197477	$7.714836	$23.761523	$5.494634	$15.868311	$10.132420
Total Return *	8.50%	-3.14%	8.90%	n/a	5.77%	-3.68%	7.29%	1.68%	6.88%	5.49%
Ratio of Expenses **	3.91%	3.61%	3.91%	n/a	3.80%	3.75%	3.70%	3.71%	3.61%	4.00%

Period ended December 31, 2013

Unit Value	$44.948972	$8.872603	$16.100834	n/a	$23.823488	$8.009515	$22.147785	$5.403797	$14.846381	$9.605048
Total Return *	31.27%	-3.45%	31.88%	n/a	14.88%	-3.68%	26.29%	16.61%	36.10%	25.40%
Ratio of Expenses **	3.91%	3.61%	3.91%	n/a	3.80%	3.75%	3.70%	3.71%	3.61%	4.00%

Period ended December 31, 2012

Unit Value	$34.241931	$9.189697	$12.209024	n/a	$20.737850	$8.315507	$17.537698	$4.634014	$10.908085	$7.659550
Total Return *	9.22%	-1.20%	14.74%	n/a	5.98%	-3.69%	12.11%	15.94%	19.08%	6.89%
Ratio of Expenses **	3.91%	3.61%	3.91%	n/a	3.80%	3.75%	3.70%	3.71%	3.61%	4.00%

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations April 27, 2015.

113

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/T. Rowe Price Mid-Cap Growth Fund - A	JNL/T. Rowe Price Short-Term Bond Fund - A	JNL/T. Rowe Price Value Fund - A	JNL/Westchester Capital Event Driven Fund - A (a)	JNL/WMC Balanced Fund - A	JNL/WMC Money Market Fund - A	JNL/WMC Value Fund - A	JNL/MC Communications Sector Fund - A	JNL/MC Consumer Brands Sector Fund - A	JNL/MC Dow Index Fund - A

Lowest expense ratio
Period ended December 31, 2016

Unit Value	$112.461344	$11.584897	$32.210383	$9.604023	$55.272843	$15.102402	$39.372143	$10.682619	$29.630004	$20.564025
Total Return *	0.59%***	-0.48%***	4.41%***	1.79%	3.59%***	-0.08%***	6.06%***	22.51%	3.46%***	8.21%***
Ratio of Expenses **	0.25%	0.30%	0.30%	0.85%	0.25%	0.30%	0.30%	0.85%	0.30%	0.30%

Period ended December 31, 2015

Unit Value	$91.045726	$10.861324	$26.735319	$9.435350	$44.177099	$13.519303	$31.729038	$8.719715	$25.561978	$15.865620
Total Return *	5.41%	-0.53%	-2.67%	-6.33%***	-1.76%	-0.85%	-4.09%	1.86%	5.00%	-1.63%
Ratio of Expenses **	1.00%	0.85%	0.85%	0.85%	0.85%	0.85%	1.00%	0.85%	0.85%	1.00%

Period ended December 31, 2014

Unit Value	$86.374715	$10.919125	$27.470071	n/a	$44.970145	$13.634536	$33.080372	$8.560585	$24.344867	$16.127848
Total Return *	11.71%	-0.42%	12.29%	n/a	8.93%	-0.84%	10.22%	4.63%	9.87%	8.70%
Ratio of Expenses **	1.00%	0.85%	0.85%	n/a	0.85%	0.85%	1.00%	0.85%	0.85%	1.00%

Period ended December 31, 2013

Unit Value	$77.323934	$10.965640	$24.464416	n/a	$41.281946	$13.750691	$30.012344	$8.181687	$22.156954	$14.836565
Total Return *	35.15%	-0.75%	35.97%	n/a	18.32%	-0.85%	29.74%	14.72%***	39.91%	29.22%
Ratio of Expenses **	1.00%	0.85%	0.85%	n/a	0.85%	0.85%	1.00%	0.85%	0.85%	1.00%

Period ended December 31, 2012

Unit Value	$57.215482	$11.048330	$17.991908	n/a	$34.890392	$13.867935	$23.132132	$6.681961	$15.836182	$11.481733
Total Return *	12.45%	-0.12%***	15.29%***	n/a	-0.97%***	-0.30%***	15.19%	19.14%	1.63%***	10.15%
Ratio of Expenses **	1.00%	0.85%	0.85%	n/a	0.85%	0.85%	1.00%	1.00%	0.85%	1.00%

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations April 27, 2015.

114

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/T. Rowe Price Mid-Cap Growth Fund - A	JNL/T. Rowe Price Short-Term Bond Fund - A	JNL/T. Rowe Price Value Fund - A	JNL/Westchester Capital Event Driven Fund - A (a)	JNL/WMC Balanced Fund - A	JNL/WMC Money Market Fund - A	JNL/WMC Value Fund - A	JNL/MC Communications Sector Fund - A	JNL/MC Consumer Brands Sector Fund - A	JNL/MC Dow Index Fund - A

Investment Division data
Period ended December 31, 2016

Net Assets (in thousands)	$3,355,490	$986,934	$1,508,137	$3,252	$6,047,243	$1,512,918	$703,505	$129,579	$836,751	$557,994
Units Outstanding (in thousands)	38,772	95,653	56,106	340	139,519	127,521	21,013	13,290	34,302	33,282
Investment Income Ratio *	0.00%	1.24%	1.89%	0.11%	1.39%	0.00%	1.09%	2.72%	0.67%	0.00%

Period ended December 31, 2015

Net Assets (in thousands)	$3,180,255	$901,709	$1,327,464	$2,963	$4,591,555	$1,489,594	$619,044	$104,278	$908,533	$495,120
Units Outstanding (in thousands)	38,666	87,680	54,206	314	116,457	124,378	20,728	13,219	39,282	33,833
Investment Income Ratio *	0.00%	0.98%	0.81%	0.00%	1.26%	0.00%	1.45%	3.44%	0.52%	0.00%

Period ended December 31, 2014

Net Assets (in thousands)	$2,578,873	$818,121	$1,326,726	n/a	$4,024,876	$1,216,576	$668,419	$122,345	$517,690	$580,636
Units Outstanding (in thousands)	33,064	78,980	52,688	n/a	100,337	101,006	21,405	15,792	23,443	38,977
Investment Income Ratio *	0.15%	1.19%	0.81%	n/a	1.30%	0.00%	1.47%	2.64%	0.56%	0.00%

Period ended December 31, 2013

Net Assets (in thousands)	$2,161,052	$697,296	$969,477	n/a	$3,194,549	$1,268,083	$638,676	$127,354	$494,514	$584,282
Units Outstanding (in thousands)	30,964	66,830	43,153	n/a	86,719	104,583	22,497	17,197	24,591	42,547
Investment Income Ratio *	0.00%	1.34%	1.29%	n/a	1.49%	0.00%	1.92%	2.28%	0.71%	0.00%

Period ended December 31, 2012

Net Assets (in thousands)	$1,472,007	$647,091	$570,473	n/a	$2,294,283	$1,195,108	$430,498	$92,760	$215,723	$462,836
Units Outstanding (in thousands)	28,527	61,301	34,539	n/a	73,604	97,907	19,603	15,049	15,046	43,454
Investment Income Ratio *	0.21%	1.03%	1.32%	n/a	1.33%	0.00%	2.30%	2.54%	0.49%	0.00%

*    These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

(a) Commencement of operations April 27, 2015.

115

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/MC Financial Sector Fund - A	JNL/MC Global 30 Fund - A	JNL/MC Healthcare Sector Fund - A	JNL/MC JNL 5 Fund - A	JNL/MC Nasdaq 100 Fund - A	JNL/MC Oil & Gas Sector Fund - A	JNL/MC S&P 24 Fund - A	JNL/MC S&P SMid 60 Fund - A	JNL/MC Technology Sector Fund - A

Highest expense ratio
Period ended December 31, 2016

Unit Value	$9.810025	$11.694253	$17.493318	$14.305005	$17.706638	$22.319552	$11.886293	$16.288826	$8.620020
Total Return *	19.71%	2.77%	-7.22%	8.12%	4.12%	22.35%	-0.49%	29.65%	9.18%
Ratio of Expenses **	3.61%	4.00%	3.61%	3.695%	3.61%	3.91%	3.26%	3.61%	3.71%

Period ended December 31, 2015

Unit Value	$8.194683	$11.379184	$18.855189	$13.230606	$17.006091	$18.242552	$11.944621	$12.564055	$7.895201
Total Return *	-4.63%	-11.85%	2.80%	-6.53%	-2.16%	-26.20%	-11.24%	-8.42%	0.61%
Ratio of Expenses **	3.61%	4.00%	3.61%	3.695%	3.61%	3.91%	3.26%	3.61%	3.71%

Period ended December 31, 2014

Unit Value	$8.592294	$12.909036	$18.342209	$14.155449	$17.382007	$24.719171	$13.456611	$13.719307	$7.847701
Total Return *	9.05%	6.51%	20.70%	7.29%	14.24%	-13.79%	1.81%	-0.17%	16.22%
Ratio of Expenses **	3.61%	4.00%	3.61%	3.695%	3.61%	3.91%	3.26%	3.61%	3.71%

Period ended December 31, 2013

Unit Value	$7.879192	$12.119740	$15.196576	$13.194238	$15.215740	$28.674301	$13.217836	$13.742661	$6.752509
Total Return *	28.62%	8.86%	35.89%	26.91%	36.10%	20.54%	36.00%	32.04%	21.59%
Ratio of Expenses **	3.61%	4.00%	3.61%	3.695%	3.61%	3.91%	3.26%	3.61%	3.71%

Period ended December 31, 2012

Unit Value	$6.125976	$11.133770	$11.182591	$10.396853	$11.180078	$23.788550	$9.719095	$10.408048	$5.553673
Total Return *	21.64%	18.08%	14.34%	13.75%	15.40%	0.34%	7.94%	9.80%	7.17%
Ratio of Expenses **	3.61%	4.00%	3.61%	3.695%	3.61%	3.91%	3.26%	3.61%	3.71%

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

116

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/MC Financial Sector Fund - A	JNL/MC Global 30 Fund - A	JNL/MC Healthcare Sector Fund - A	JNL/MC JNL 5 Fund - A	JNL/MC Nasdaq 100 Fund - A	JNL/MC Oil & Gas Sector Fund - A	JNL/MC S&P 24 Fund - A	JNL/MC S&P SMid 60 Fund - A	JNL/MC Technology Sector Fund - A

Lowest expense ratio
Period ended December 31, 2016

Unit Value	$17.510665	$22.338587	$31.229624	$21.675909	$26.553733	$41.986868	$16.301024	$22.436175	$15.658874
Total Return *	19.64%***	-1.30%***	-5.49%***	3.91%***	0.27%***	11.12%***	1.09%***	20.21%***	1.61%***
Ratio of Expenses **	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%

Period ended December 31, 2015

Unit Value	$12.922098	$18.663848	$29.736982	$17.912469	$23.192824	$30.226284	$15.081345	$15.962302	$12.657680
Total Return *	-1.96%	-9.17%	5.67%	-3.98%	0.58%	-23.91%	-9.21%***	-5.86%	3.52%
Ratio of Expenses **	0.85%	1.00%	0.85%	1.00%	0.85%	0.85%	0.85%	0.85%	0.85%

Period ended December 31, 2014

Unit Value	$13.180218	$20.547277	$28.140409	$18.655036	$23.060138	$39.723065	$16.369538	$16.955507	$12.226761
Total Return *	12.10%	9.76%	24.08%	10.22%	17.43%	-11.11%	4.13%	2.62%***	19.59%
Ratio of Expenses **	0.85%	1.00%	0.85%	1.00%	0.85%	0.85%	1.00%	0.85%	0.85%

Period ended December 31, 2013

Unit Value	$11.757308	$18.720798	$22.679696	$16.925899	$19.636662	$44.690102	$15.719755	$16.358028	$10.223802
Total Return *	16.38%***	12.17%	39.70%	30.37%	39.91%	24.28%	39.11%	35.53%	25.11%
Ratio of Expenses **	0.85%	1.00%	0.85%	1.00%	0.85%	0.85%	1.00%	1.00%	0.85%

Period ended December 31, 2012

Unit Value	$8.714376	$16.689518	$16.234801	$12.982674	$14.035644	$35.958048	$11.300460	$12.069629	$8.171569
Total Return *	24.86%	21.68%	-3.43%***	16.87%	-1.15%***	-2.23%***	10.42%	12.71%	-6.20%***
Ratio of Expenses **	1.00%	1.00%	0.85%	1.00%	0.85%	0.85%	1.00%	1.00%	0.85%

* Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

117

Jackson National Separate Account I
Notes to Financial Statements (continued)

Note 7 - Financial Highlights (continued)

	JNL/MC Financial Sector Fund - A	JNL/MC Global 30 Fund - A	JNL/MC Healthcare Sector Fund - A	JNL/MC JNL 5 Fund - A	JNL/MC Nasdaq 100 Fund - A	JNL/MC Oil & Gas Sector Fund - A	JNL/MC S&P 24 Fund - A	JNL/MC S&P SMid 60 Fund - A	JNL/MC Technology Sector Fund - A

Investment Division data
Period ended December 31, 2016

Net Assets (in thousands)	$1,020,005	$337,726	$2,298,246	$2,748,415	$1,068,389	$1,739,027	$523,521	$780,959	$1,334,907
Units Outstanding (in thousands)	70,947	18,554	89,379	146,108	46,081	50,519	36,372	38,793	103,703
Investment Income Ratio *	1.51%	0.00%	1.75%	2.47%	1.08%	2.02%	1.05%	0.98%	0.71%

Period ended December 31, 2015

Net Assets (in thousands)	$656,580	$353,707	$2,840,786	$2,829,536	$836,207	$1,103,030	$583,190	$315,208	$1,172,350
Units Outstanding (in thousands)	56,108	20,520	105,322	166,512	38,563	40,317	41,102	20,761	102,218
Investment Income Ratio *	1.14%	0.00%	0.45%	2.61%	0.54%	1.58%	1.41%	2.38%	0.62%

Period ended December 31, 2014

Net Assets (in thousands)	$556,140	$382,908	$1,902,635	$2,985,710	$750,348	$1,140,786	$340,688	$392,884	$902,611
Units Outstanding (in thousands)	46,590	20,132	74,574	168,381	34,745	31,703	21,742	24,281	81,458
Investment Income Ratio *	0.89%	0.00%	0.58%	2.04%	0.22%	1.19%	0.72%	0.62%	0.69%

Period ended December 31, 2013

Net Assets (in thousands)	$438,277	$412,420	$985,262	$3,120,294	$385,253	$1,103,185	$391,820	$327,593	$561,854
Units Outstanding (in thousands)	41,209	23,806	47,835	193,764	20,892	27,241	25,979	20,715	60,592
Investment Income Ratio *	0.91%	0.00%	0.75%	2.59%	0.88%	1.24%	1.87%	1.74%	0.72%

Period ended December 31, 2012

Net Assets (in thousands)	$216,488	$419,858	$405,054	$2,718,584	$239,760	$841,333	$63,317	$181,031	$393,847
Units Outstanding (in thousands)	26,845	27,156	27,468	219,540	18,134	25,822	5,802	15,483	53,038
Investment Income Ratio *	1.00%	0.00%	0.90%	2.90%	0.25%	1.10%	0.48%	0.84%	0.28%

*    These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

118

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Jackson National Life Insurance Company and
Contract Owners of Jackson National Separate Account I:

We have audited the accompanying statement of assets and liabilities of each Investment Division within Jackson National Separate Account I (the Company), as of December 31, 2016, and the related statement of operations for the year or period then ended, the statements of changes in net assets for each year of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the transfer agent of the underlying mutual funds and other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each Investment Division within the Company as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Chicago, Illinois
March 21, 2017

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

119

APPENDIX B

Report of Independent Registered Public Accounting Firm
The Audit Committee of the Board of Directors
Jackson National Life Insurance Company and Subsidiaries:
We have audited the accompanying consolidated balance sheets of Jackson National Life Insurance Company and Subsidiaries (the Company) as of December 31, 2016 and 2015, and the related consolidated income statements, consolidated statements of comprehensive income, consolidated statements of equity, and consolidated statements of cash flows for each of the years in the three-year period ended December 31, 2016. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Columbus, Ohio
March 8, 2017

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Balance Sheets
(In thousands, except per share information)

	December 31,
Assets	2016	2015
Investments:
Securities available for sale, at fair value:
Fixed maturities (amortized cost: 2016, $49,163,580; 2015, $49,004,841, including $138,598 and $141,580 at fair value under the fair value option at December 31, 2016 and 2015, respectively)	$49,938,751	$49,803,040
Trading securities, at fair value	415,122	285,154
Commercial mortgage loans, net of allowance	7,482,233	6,436,636
Policy loans (includes $3,301,038 and $3,216,123 at fair value under the fair value option
at December 31, 2016 and 2015, respectively)	4,546,161	4,495,955
Derivative instruments	1,030,133	1,333,320
Other invested assets (includes $1,219,887 and $1,194,226 at fair value under the fair value option at December 31, 2016 and 2015, respectively)	1,455,449	1,418,314
Total investments	64,867,849	63,772,419
Cash and cash equivalents	1,265,041	2,059,935
Accrued investment income	673,144	685,799
Deferred acquisition costs	9,678,063	8,438,804
Reinsurance recoverable	8,927,559	9,154,262
Deferred income taxes, net	1,226,465	481,083
Receivables from affiliates	344,100	100
Other assets	1,173,468	1,615,771
Separate account assets	148,791,796	134,157,891
Total assets	$236,947,485	$220,365,964

Liabilities and Equity
Liabilities
Reserves for future policy benefits and claims payable	$13,467,949	$13,736,209
Other contract holder funds	60,864,343	59,180,144
Funds held under reinsurance treaties, at fair value under fair value option	3,523,106	3,459,645
Debt	685,949	346,957
Securities lending payable	119,608	279,002
Derivative instruments	78,802	367,439
Other liabilities	2,783,473	2,455,813
Separate account liabilities	148,791,796	134,157,891
Total liabilities	230,315,026	213,983,100

Equity
Common stock, $1.15 par value; authorized 50,000 shares;
issued and outstanding 12,000 shares	13,800	13,800
Additional paid-in capital	3,816,079	3,816,079
Shares held in trust	(22,686)	(31,938)
Equity compensation reserve	5,785	3,263
Accumulated other comprehensive income, net of tax benefit
of $75,888 in 2016 and $102,092 in 2015	597,122	548,458
Retained earnings	2,222,359	2,000,642
Total stockholder's equity	6,632,459	6,350,304
Noncontrolling interests	—	32,560
Total equity	6,632,459	6,382,864
Total liabilities and equity	$236,947,485	$220,365,964

See accompanying Notes to Consolidated Financial Statements.

2

Jackson National Life Insurance Company and Subsidiaries
Consolidated Income Statements
(In thousands)

	Years Ended December 31,
	2016	2015	2014
Revenues
Fee income	$5,151,117	$4,981,941	$4,512,152
Premium	229,611	266,409	264,341
Net investment income	2,914,947	2,939,362	3,002,581
Net realized losses on investments:
Total other-than-temporary impairments	(68,511)	(77,662)	(56,161)
Portion of other-than-temporary impairments included in
other comprehensive income	9,562	15,024	29,549
Net other-than-temporary impairments	(58,949)	(62,638)	(26,612)
Other net investment losses	(3,600,152)	(1,524,877)	(3,377,910)
Total net realized losses on investments	(3,659,101)	(1,587,515)	(3,404,522)
Other income	70,786	97,945	98,338
Total revenues	4,707,360	6,698,142	4,472,890
Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	1,000,280	997,746	1,183,680
Interest credited on other contract holder funds, net of deferrals	1,558,400	1,516,522	1,563,202
Interest expense	41,589	38,104	38,417
Operating costs and other expenses, net of deferrals	1,601,004	1,724,590	1,616,062
Amortization of deferred acquisition and sales inducement costs	(159,852)	660,860	(263,564)
Total benefits and expenses	4,041,421	4,937,822	4,137,797
Pretax income before noncontrolling interests	665,939	1,760,320	335,093
Income tax (benefit) expense	(106,500)	346,339	(10,407)
Net income	772,439	1,413,981	345,500
Less: Net income (loss) attributable to noncontrolling interests	—	13,101	(5,269)
Net income attributable to Jackson	$772,439	$1,400,880	$350,769

See accompanying Notes to Consolidated Financial Statements.

3

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Comprehensive Income
(In thousands)

	Years Ended December 31,
	2016	2015	2014
Net income	$772,439	$1,413,981	$345,500

Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities not other-than-temporarily impaired (net of tax expense (benefit) of: 2016 $40,243; 2015 $(447,191); 2014 $543,831)	74,735	(846,010)	1,007,605

Net unrealized losses on other-than-temporarily impaired securities (net of tax benefit of: 2016 $3,080; 2015 $4,469; 2014 $8,410)	(5,719)	(8,299)	(15,618)

Reclassification adjustment for losses included in net income (net of tax benefit of: 2016 $10,959; 2015 $49,168; 2014 $23,011)	(20,352)	(91,310)	(42,737)

Total other comprehensive income (loss)	48,664	(945,619)	949,250
Comprehensive income	821,103	468,362	1,294,750
Less: Comprehensive loss attributable to noncontrolling interests	-	(2,411)	(7,637)
Comprehensive income attributable to Jackson	$821,103	$470,773	$1,302,387

See accompanying Notes to Consolidated Financial Statements.

4

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Equity
(In thousands)

					Accumulated
		Additional		Equity	Other		Total	Non-
	Common	Paid-In	Shares Held	Compensation	Comprehensive	Retained	Stockholder's	Controlling	Total
	Stock	Capital	In Trust	Reserve	Income	Earnings	Equity	Interests	Equity
Balances as of December 31, 2013	$13,800	$3,801,965	$(22,752)	$18,448	$526,947	$1,657,406	$5,995,814	$42,608	$6,038,422

Net income	—	—	—	—	—	350,769	350,769	(5,269)	345,500
Change in unrealized investment gains and losses, net of tax	—	—	—	—	951,618	—	951,618	(2,368)	949,250
Capital contribution	—	14,114	—	—	—	—	14,114	—	14,114
Dividends to stockholder	—	—	—	—	—	(697,000)	(697,000)	—	(697,000)
Shares acquired at cost	—	—	(32,640)	—	—	—	(32,640)	—	(32,640)
Shares distributed at cost	—	—	28,308	—	—	—	28,308	—	28,308
Reserve for equity compensation plans	—	—	—	10,266	—	—	10,266	—	10,266
Fair value of shares issued under equity
compensation plans	—	—	—	(14,584)	—	—	(14,584)	—	(14,584)
Balances as of December 31, 2014	13,800	3,816,079	(27,084)	14,130	1,478,565	1,311,175	6,606,665	34,971	6,641,636

Net income	—	—	—	—	—	1,400,880	1,400,880	13,101	1,413,981
Change in unrealized investment gains and losses, net of tax	—	—	—	—	(930,107)	—	(930,107)	(15,512)	(945,619)
Dividends to stockholder	—	—	—	—	—	(711,413)	(711,413)	—	(711,413)
Shares acquired at cost	—	—	(19,438)	—	—	—	(19,438)	—	(19,438)
Shares distributed at cost	—	—	14,584	—	—	—	14,584	—	14,584
Reserve for equity compensation plans	—	—	—	4,187	—	—	4,187	—	4,187
Fair value of shares issued under equity
compensation plans	—	—	—	(15,054)	—	—	(15,054)	—	(15,054)
Balances as of December 31, 2015	13,800	3,816,079	(31,938)	3,263	548,458	2,000,642	6,350,304	32,560	6,382,864

Net income	—	—	—	—	—	772,439	772,439	—	772,439
Change in unrealized investment gains and losses, net of tax	—	—	—	—	48,664	—	48,664	—	48,664
Deconsolidation of variable interest entities	—	—	—	—	—	—	—	(32,560)	(32,560)
Dividends to stockholder	—	—	—	—	—	(550,722)	(550,722)	—	(550,722)
Shares acquired at cost	—	—	(2,272)	—	—	—	(2,272)	—	(2,272)
Shares distributed at cost	—	—	11,524	—	—	—	11,524	—	11,524
Reserve for equity compensation plans	—	—	—	2,522	—	—	2,522	—	2,522
Balances as of December 31, 2016	$13,800	$3,816,079	$(22,686)	$5,785	$597,122	$2,222,359	$6,632,459	$—	$6,632,459

See accompanying Notes to Consolidated Financial Statements.

5

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows
(In thousands)

	Years Ended December 31,
	2016	2015	2014
Cash flows from operating activities:
Net income	$772,439	$1,413,981	$345,500
Adjustments to reconcile net income to net cash provided by
operating activities:
Net realized gains on investments	(349,204)	(34,191)	(83,997)
Net losses on derivatives	3,713,938	1,339,369	3,236,398
Interest credited on other contract holder funds, gross	1,570,709	1,529,137	1,577,180
Mortality, expense and surrender charges	(704,343)	(730,782)	(745,227)
Amortization of discount and premium on investments	28,037	39,713	67,724
Deferred income tax (benefit) expense	(771,586)	33,701	(415,974)
Share-based compensation	30,012	50,083	46,384
Change in:
Accrued investment income	12,655	1,704	(5,354)
Deferred sales inducements and acquisition costs	(1,083,309)	(465,937)	(1,387,067)
Trading portfolio activity, net	(129,968)	245,264	10,810
Income tax accruals	330,807	(452,016)	134,624
Other assets and liabilities, net	(570,959)	295,502	395,956
Net cash provided by operating activities	2,849,228	3,265,528	3,176,957

Cash flows from investing activities:
Sales, maturities and repayments of:
Fixed maturities	11,005,017	7,941,581	5,644,799
Commercial mortgage loans	1,151,212	1,159,080	1,392,066
Purchases of:
Fixed maturities	(10,841,032)	(8,720,419)	(5,242,317)
Commercial mortgage loans	(2,196,376)	(1,596,503)	(1,314,647)
Other investing activities	(3,706,102)	(816,079)	(1,087,486)
Net cash used in investing activities	(4,587,281)	(2,032,340)	(607,585)

Cash flows from financing activities:
Policyholders' account balances:
Deposits	21,747,583	27,030,772	26,279,026
Withdrawals	(15,178,565)	(14,530,207)	(13,386,586)
Net transfers to separate accounts	(5,991,929)	(11,886,621)	(14,267,126)
Net proceeds from (payments on) repurchase agreements	411,857	(289,625)	(125,646)
Net proceeds from (payments on) Federal Home Loan Bank notes	500,000	(200,000)	—
Net (payments on) proceeds from debt	(5,039)	18,191	45,000
Shares held in trust at cost, net	9,252	(4,854)	(4,332)
Payment of cash dividends to Parent	(550,000)	(710,000)	(697,000)
Net cash provided by (used in) financing activities	943,159	(572,344)	(2,156,664)

Net (decrease) increase in cash and cash equivalents	(794,894)	660,844	412,708

Cash and cash equivalents, beginning of year	2,059,935	1,399,091	986,383
Cash and cash equivalents, end of year	$1,265,041	$2,059,935	$1,399,091

Supplemental Cash Flow Information
Income tax paid	$335,000	$766,000	$256,829
Interest paid	$20,816	$20,943	$21,798

See accompanying Notes to Consolidated Financial Statements.

6

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

1.	Business and Basis of Presentation

Jackson National Life Insurance Company (the “Company” or “Jackson”) is wholly owned by Brooke Life Insurance Company (“Brooke Life” or the “Parent”), which is ultimately a wholly owned subsidiary of Prudential plc (“Prudential”), London, England. Jackson, together with its New York life insurance subsidiary, is licensed to sell group and individual annuity products (including immediate, index linked and deferred fixed annuities and variable annuities), guaranteed investment contracts (“GICs”) and individual life insurance products, including variable universal life, in all 50 states and the District of Columbia.

The consolidated financial statements include accounts, after the elimination of intercompany accounts and transactions, of the following:

•
Life insurers: Jackson and its wholly owned subsidiaries Jackson National Life Insurance Company of New York (“JNY”), Squire Reassurance Company LLC (“Squire Re”), Squire Reassurance Company II, Inc. (“Squire Re II”), VFL International Life Company SPC, LTD and Jackson National Life (Bermuda) LTD;

•
Wholly owned broker-dealer, investment management and investment advisor subsidiaries: Jackson National Life Distributors, LLC, Jackson National Asset Management, LLC, Curian Clearing, LLC and Curian Capital, LLC;

•	PGDS (US One) LLC (“PGDS”), a wholly owned subsidiary that provides information technology services to Jackson and certain affiliates;

•	Hermitage Management, LLC, a wholly owned subsidiary that holds and manages certain real estate related investments;

•	Other insignificant wholly owned subsidiaries; and

•	Other insignificant partnerships, limited liability companies and variable interest entities (“VIEs”) in which Jackson has a controlling interest or is deemed the primary beneficiary.

In 2015, Jackson announced that Curian Capital, LLC (“Curian”) would no longer accept new business effective July 31, 2015. Curian continued to actively manage existing accounts into early 2016 to accommodate financial professionals and clients in their transition. The Curian separately managed account program terminated on February 19, 2016 and Curian de-registered as an SEC regulated investment advisor in October 2016.

Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Intercompany accounts and transactions have been eliminated upon consolidation. Certain amounts in the 2015 notes to the consolidated financial statements have been reclassified to conform to the 2016 presentation.

The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions about future events that affect the amounts reported in the consolidated financial statements and the accompanying notes. Significant estimates or assumptions, as further discussed in the notes, include: 1) valuation of investments and derivative instruments, including fair values of securities deemed to be in an illiquid market and the determination of when an impairment is other-than-temporary; 2) assessments as to whether certain entities are variable interest entities, the existence of reconsideration events and the determination of which party, if any, should consolidate the entity; 3) assumptions impacting estimated future gross profits, including but not limited to, policyholder behavior, mortality rates, expenses, investment returns and policy crediting rates, used in the calculation of amortization of deferred acquisition costs and deferred sales inducements; 4) assumptions used in calculating policy reserves and liabilities, including but not limited to, policyholder behavior, mortality rates, expenses, investment returns and policy crediting rates; 5) assumptions as to future earnings levels being sufficient to realize deferred tax benefits; 6) estimates related to establishment of loan loss reserves, allowances on receivables, liabilities for lawsuits and state guaranty fund assessments; 7) assumptions and estimates associated with the Company’s tax positions which impact the amount of recognized tax benefits recorded by the Company; 8) value of guaranteed benefits; and 9) value of business acquired, its recoverability and amortization. These estimates and assumptions are based on management’s best estimates and judgments. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors deemed appropriate. As facts and circumstances dictate, these estimates and assumptions may be adjusted. Since future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in estimates, including those resulting from continuing changes in the economic environment, will be reflected in the consolidated financial statements in the periods the estimates are changed.

7

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

2.	Summary of Significant Accounting Policies

Changes in Accounting Principles - Adopted in Current Year
In September 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-16, “Business Combinations: Simplifying the Accounting for Measurement-Period Adjustments,” which eliminates the requirement for an acquirer in a business combination to account for measurement-period adjustments retrospectively and also provides updated guidance on the recognition of measurement period adjustments.  Effective January 1, 2016, the Company adopted ASU No. 2015-16 with no impact on the Company’s consolidated financial statements.

In May 2015, the FASB issued ASU No. 2015-07, “Fair Value Measurement: Disclosures for Certain Investments that Calculate Net Asset Value per Share (or Its Equivalent),” which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. In addition, the amendments remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient, and limits those disclosures only to those investments for which the practical expedient has been elected. Effective January 1, 2016, the Company adopted ASU No. 2015-07 retrospectively, which removes investments measured using the net asset value per share practical expedient from the fair value hierarchy in all periods presented, with no material impact on the Company’s consolidated financial statements.

In February 2015, the FASB issued ASU No. 2015-02, “Amendments to the Consolidation Analysis,” which changes the rules regarding consolidation. ASU No. 2015-02 eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral of certain investment funds. Effective January 1, 2016, the Company adopted ASU No. 2015-02 with no material impact on the Company’s consolidated financial statements.

Changes in Accounting Principles - Issued but Not Yet Adopted
In October 2016, the FASB issued ASU No. 2016-17, “Consolidation: Interests held through Related Parties that are under Common Control.” Under ASU No. 2016-17, if a decision maker is required to evaluate whether it is the primary beneficiary of a VIE, it will need to consider only its proportionate indirect interest in the VIE held through a common control party. Currently, ASU 2015-02 directs the decision maker to treat the common control party’s interest in the VIE as if the decision maker held the interest itself. ASU No. 2016-17 is effective for periods beginning after December 15, 2016. Early adoption is permitted. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial statements.

In August 2016, the FASB issued ASU No. 2016-15, “Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments,” which clarifies the classification of eight specific cash flow issues in an entity’s statement of cash flows where it was determined there is diversity in practice. ASU No. 2016-15 is effective for annual periods beginning after December 15, 2018, and should be applied retrospectively for all periods presented. Early adoption is permitted. The adoption of ASU No. 2016-15 is not expected to have a material impact on the Company’s consolidated financial statements, as the requirements are presentational only within the statement of cash flows.

In June 2016, the FASB issued ASU No. 2016-13, “Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments,” which provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures. The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The guidance also modifies the current other-than-temporary impairment guidance for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing guidance for purchased credit deteriorated loans and debt securities. ASU No. 2016-13 is effective for annual reporting periods beginning after December 15, 2020. Early adoption is permitted for annual periods beginning after December 15, 2018. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial statements and disclosures.

In March 2016, the FASB issued ASU No. 2016-09, “Compensation - Stock Compensation: Improvements to Employee Share-Based Payment Accounting,” which simplifies employee share-based payment accounting. These amendments will require all income tax effects of awards to be recognized in the income statement when the awards vest or are settled rather than through additional paid in capital. The amendments also permit an employer to repurchase an employee’s

8

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

shares at the maximum statutory tax rate in the employee’s applicable jurisdiction for tax withholding purposes without triggering liability accounting. Also, the amendments permit entities to make a one-time accounting policy election to account for forfeitures as they occur. ASU No. 2016-09 is effective for annual periods beginning after December 15, 2016, and the transition method varies for each amendment within the ASU. Early adoption is permitted. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial statements.

In February 2016, the FASB issued ASU No. 2016-02, “Leases,” which establishes a new accounting model for leases. Lessees will recognize most leases on the balance sheet as a right-of-use asset and a related lease liability. The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and includes adjustments for certain lease incentives and initial direct costs. Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current guidance. ASU No. 2016-02 is effective for annual periods beginning after December 15, 2018, and a modified retrospective transition approach is required for leases existing at, or entered into after, the beginning of the earliest comparative period presented in the consolidated financial statements. Early adoption is permitted. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial statements and disclosures.

In January 2016, the FASB issued ASU No. 2016-01, “Financial Instruments - Overall: Recognition and Measurement of Financial Assets and Financial Liabilities,” which revises an entity’s accounting related to the classification and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The guidance also amends certain disclosure requirements associated with the fair value of financial instruments. ASU No. 2016-01 is effective for annual periods beginning after December 15, 2017, and should be adopted in the financial statements through a cumulative effect adjustment to the beginning balance of retained earnings. Early adoption is generally not permitted, except as defined in the ASU. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial statements and disclosures.

In January 2015, the FASB issued ASU No. 2015-01, “Extraordinary and Unusual Items: Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items,” which eliminates the concept of extraordinary items. This ASU may be applied prospectively or retrospectively. Early adoption is permitted if the guidance is applied as of the beginning of the annual period of adoption. ASU No. 2015-01 is effective for annual periods ending after December 15, 2016 and is not expected to have an impact on the Company’s consolidated financial statements.

In August 2014, the FASB issued ASU No. 2014-15, “Presentation of Financial Statements - Going Concern,” which defines management’s responsibility to evaluate whether there is substantial doubt about the organization’s ability to continue as a going concern and to provide related disclosures in the footnotes. Management is required to evaluate for each annual period whether it is probable that the entity will not be able to meet its obligations as they become due within one year after the date that financial statements are issued, or available to be issued. ASU No. 2014-15 is effective for periods beginning after December 15, 2016 and is not expected to have an impact on the Company’s consolidated financial statements.

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers,” which clarifies the principles of recognizing revenue. This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods or services in an amount that reflects the consideration the entity expects to be entitled in exchange for those goods or services. The FASB defines a five-step process which systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. This guidance does not apply to insurance contracts within the scope of Accounting Standards Codification Topic 944, “Financial Services - Insurance.” ASU No. 2014-09 is effective retrospectively for periods beginning after December 15, 2017. Early adoption is permitted as of December 15, 2016. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial statements and disclosures.

9

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

Comprehensive Income
Comprehensive income includes all changes in stockholder’s equity (except those arising from transactions with owners/stockholders) and, in the Company’s case, includes net income and net unrealized gains or losses on available for sale securities.

Investments
Fixed maturities consist primarily of bonds, notes, and asset-backed securities. Acquisition discounts and premiums on fixed maturities are amortized into investment income through call or maturity dates using the effective interest method. Discounts and premiums on asset-backed securities are amortized over the estimated redemption period. Certain asset-backed securities are considered to be other than high quality or otherwise deemed to be high-risk, meaning the Company might not recover substantially all of its recorded investment due to unanticipated prepayment events. For these securities, changes in investment yields due to changes in estimated future cash flows are accounted for on a prospective basis. The carrying value of such securities was $415.4 million and $506.8 million as of December 31, 2016 and 2015, respectively.

Fixed maturities are generally classified as available for sale and are carried at fair value. For declines in fair value considered to be other-than-temporary, an impairment charge reflecting the difference between the amortized cost basis and fair value is included in net realized losses on investments. If management believes the Company does not intend to sell the security and is not more likely than not to be required to sell the security prior to recovery of its amortized cost basis, an amount representing the non-credit related portion of a loss is reclassified out of net realized losses on investments and into other comprehensive income. In determining whether an other-than-temporary impairment has occurred, and in calculating the non-credit related component of the total impairment loss, the Company considers a number of factors, which are further described in Note 3.

Equity securities are classified as trading. Trading securities are carried at fair value with changes in value included in net investment income.

Commercial mortgage loans are carried at the aggregate unpaid principal balance, adjusted for any applicable unamortized discount or premium, impairments or allowance for loan losses.

On a periodic basis, the Company assesses the commercial mortgage loan portfolio for the need for an allowance for loan losses. In determining its allowance for loan losses, the Company evaluates each loan to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The allowance includes loan specific reserves for loans that are determined to be non-performing as a result of this loan review process and a portfolio reserve for probable incurred but not specifically identified losses for performing loans. The loan specific portion of the loss allowance is based on the Company’s assessment as to ultimate collectability of loan principal and interest, or other value expected in lieu of loan principal and interest. This review contemplates a variety of factors which may include, but are not limited to, current economic conditions, the physical condition of the property, the financial condition of the borrower, and the near and long-term prospects for change in these conditions. In determining the portfolio reserve for incurred but not specifically identified losses, Jackson considers the current credit composition of the portfolio based on the results of its loan modeling analysis, which considers property type, default statistics, historical losses and other relevant factors to determine probability of default and other default loss estimates. Model assumptions are updated each quarter and, based upon actual loan experience, are considered together with other relevant qualitative factors in making the final portfolio reserve calculations. The valuation allowance for commercial mortgage loans can increase or decrease from period to period based on these factors. Changes in the allowance for loan losses are recorded in net investment income.

Separately, the Company also reviews individual loans in the portfolio for impairment based on an assessment of the factors identified above. Impairment charges recognized are recorded initially against the established loan loss allowance and, if necessary, any additional amounts are recorded as realized losses. As deemed necessary based on cash flow expectations and other factors, Jackson may place loans on non-accrual status. In this case, all cash received is applied against the carrying value of the loan.

Policy loans are loans the Company issues to contract holders that use the cash surrender value of their life insurance policy or annuity contract as collateral. The Company elected the fair value option upon acquisition of policy loans held as collateral for reinsurance, further described below. At December 31, 2016 and 2015, $3.3 billion and $3.2 billion,

10

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

respectively, of these loans were carried at fair value, which the Company believes is equal to the unpaid principal balances plus accrued investment income. At December 31, 2016 and 2015, the Company had $1.2 billion and $1.3 billion, respectively, of policy loans not held as collateral for reinsurance, which were carried at the unpaid principal balances.

Other invested assets primarily include investments in limited partnerships and real estate. The Company has elected the fair value option for limited partnerships, which is consistent with the role of these investments within the investment portfolio. Carrying values for limited partnership investments are determined by using the proportion of the Company’s investment in each fund (Net Asset Value (“NAV”) equivalent) as a practical expedient for fair value.

Real estate is carried at the lower of depreciated cost or fair value.

In 2015, the Company held interests in VIEs that represented primary beneficial interests. These consolidated VIEs were comprised of entities structured to hold and manage investments. Upon adoption of ASU No. 2015-02 in 2016, these VIEs were deconsolidated.

Realized gains and losses on sales of investments are recognized in income at the date of sale and are determined using the specific cost identification method.

The Company elected the fair value option for certain assets which are held as collateral for reinsurance, as further described below. Accordingly, the Company established a funds held liability, for which the Company also elected the fair value option. The value of the funds held liability is equal to the fair value of the assets held as collateral. The income and any changes in unrealized gains and losses on these assets and the corresponding funds held liability are included in net investment income and have no impact on the Company’s consolidated income statements.

The changes in unrealized gains and losses on certain investments that are classified as available for sale and the non-credit related portion of other-than-temporary impairment charges are excluded from net income and included as a component of other comprehensive income and total equity, net of tax and the effect of the adjustment for deferred acquisition costs and deferred sales inducements. The changes in unrealized gains and losses on investments for which Jackson elected the fair value option are included in net investment income.

Derivative Instruments and Embedded Derivatives
The Company enters into financial derivative transactions, including, but not limited to, swaps, put-swaptions, futures and options to reduce and manage business risks. These transactions manage the risk of a change in the value, yield, price, cash flows, credit quality or degree of exposure with respect to assets, liabilities or future cash flows which the Company has acquired or incurred. The Company manages the potential credit exposure for over-the-counter derivative contracts through careful evaluation of the counterparty credit standing, collateral agreements, and master netting agreements. The Company is exposed to credit-related losses in the event of nonperformance by counterparties, however, it does not anticipate nonperformance. There were no charges due to nonperformance by derivative counterparties in 2016, 2015, or 2014.

The Company generally uses freestanding derivative instruments for hedging purposes. Additionally, certain liabilities, primarily trust instruments supported by funding agreements, fixed index annuities and guarantees offered in connection with variable annuities issued by the Company, may contain embedded derivatives. Further details regarding Jackson’s derivative positions are included in Note 4. The Company generally does not account for freestanding derivatives as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements were followed. Financial derivatives, including derivatives embedded in certain host liabilities that have been separated for accounting and financial reporting purposes, are carried at fair value. The results from freestanding derivative instruments and embedded derivatives, including net payments, realized gains and losses and changes in value, are reported in net income, as further detailed in Note 4.

Cash and Cash Equivalents
Cash and cash equivalents primarily include money market instruments and bank deposits.

11

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

Fair Value Measurement
Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All financial assets and liabilities measured at fair value are required to be classified into one of the following categories:

Level 1
Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 1 securities include U.S. Treasury securities and exchange traded equity securities and derivative instruments.

Level 2
Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most fixed maturity securities that are model priced using observable inputs are classified within Level 2. Also included are freestanding and embedded derivative instruments that are priced using models with observable market inputs.

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Embedded derivatives that are valued using unobservable inputs are included in Level 3. Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company determines the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available. The Company may also determine fair value based on estimated future cash flows discounted at the appropriate current market rate. When appropriate, fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and risk margins on unobservable inputs.

Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument. At times, illiquid market conditions may result in inactive markets for certain of the Company’s financial instruments. In such instances, there may be no or limited observable market data for these assets and liabilities. Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors. These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ materially from the values that would have been used had an active market existed. As a result of market inactivity, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument. In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly affect these fair value estimates.

Refer to Note 5 for further discussion of the methodologies used to determine fair values of the Company’s financial instruments.

Deferred Acquisition Costs
Under current accounting guidance, certain costs that are directly related to the successful acquisition of new or renewal insurance business can be capitalized as deferred acquisition costs. These costs primarily pertain to commissions and certain costs associated with policy issuance and underwriting. All other acquisition costs are expensed as incurred.

Deferred acquisition costs are increased by interest thereon and amortized into income in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits, including realized gains and losses and derivative movements, for annuities and interest-sensitive life products. Due to volatility of certain factors that affect gross profits, including realized capital gains and losses and derivative movements, amortization may be a benefit

12

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

or a charge in any given period. In the event of negative amortization, the related deferred acquisition cost balance is capped at the initial amount capitalized, plus interest. Unamortized deferred acquisition costs are written off when a contract is internally replaced and substantially changed.

As certain fixed maturities available for sale are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. This adjustment, along with the change in net unrealized gains (losses) on fixed maturities available for sale, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income. At December 31, 2016 and 2015, deferred acquisition costs decreased by $216.4 million and $296.9 million, respectively, to reflect this adjustment.

For variable annuity business, the Company employs a mean reversion methodology that is applied with the objective of adjusting the amortization of deferred acquisition costs that would otherwise be highly volatile due to fluctuations in the level of future gross profits arising from changes in equity market levels.  The mean reversion methodology achieves this objective by applying a dynamic adjustment to the assumption for short-term future investment returns. Under this methodology, the projected returns for the next five years are set such that, when combined with the actual returns for the current and preceding two years, the average rate of return over the eight-year period is 7.4% for both 2016 and 2015, after investment management fees. The mean reversion methodology does, however, include a cap and a floor of 15% and 0% per annum, respectively, on the projected return for each of the next five years. At December 31, 2016 and 2015, projected returns after the next five years were set at 7.4%. At December 31, 2016 and 2015, projected returns under mean reversion were within the range bound by the 15% cap and 0% floor.

Deferred acquisition costs are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. Any amount deemed unrecoverable is written off with a charge through deferred acquisition costs amortization. No such write-offs were required for 2016, 2015, and 2014. During 2016 and 2015, certain amounts related to life products were adjusted, resulting in an additional $20 million and $75 million, respectively, in deferred acquisition cost amortization.

Deferred Sales Inducements
Under current accounting guidance, certain sales inducement costs that are directly related to the successful acquisition of new or renewal insurance business can be capitalized as deferred sales inducement costs. Bonus interest on deferred fixed annuities and contract enhancements on fixed index annuities and variable annuities are capitalized as deferred sales inducements and included in other assets. Deferred sales inducements are increased by interest thereon and amortized into income in proportion to estimated gross profits, including realized capital gains and losses and derivative movements. Due to volatility of certain factors that affect gross profits, including realized capital gains and losses and derivative movements, amortization may be a benefit or a charge in any given period. In the event of negative amortization, the related deferred sales inducements balance is capped at the initial amount capitalized, plus interest. Unamortized deferred sales inducements are written off when a contract is internally replaced and substantially changed.

As certain fixed maturities available for sale are carried at fair value, an adjustment is made to deferred sales inducements equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. This adjustment, along with the change in net unrealized gains (losses) on fixed maturities available for sale, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income. At December 31, 2016 and 2015, deferred sales inducements decreased by $37.5 million and $54.9 million, respectively, to reflect this adjustment.

For variable annuity business, the Company employs the same mean reversion methodology as is employed for deferred acquisition costs as described above.

Deferred sales inducements are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. Any amount deemed unrecoverable is written off with a charge through deferred sales inducements amortization. No such write-offs were required for 2016, 2015, and 2014.

Actuarial Assumption Changes (Unlocking)
Annually, or as circumstances warrant, the Company conducts a comprehensive review of the assumptions used for its estimates of future gross profits underlying the amortization of deferred acquisition costs and deferred sales inducements,

13

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

as well as the valuation of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.  These assumptions include, but may not be limited to, policyholder behavior, mortality rates, expenses, investment returns and policy crediting rates. Based on this review, the cumulative balances of deferred acquisition costs, deferred sales inducements and life and annuity guaranteed benefit reserves are adjusted with a corresponding benefit or charge to net income.

Reinsurance and Funds Held Under Reinsurance Treaties
The Company enters into assumed and ceded reinsurance agreements with other companies in the normal course of business.  Ceded reinsurance agreements are reported on a gross basis on the Company’s consolidated balance sheets as an asset for amounts recoverable from reinsurers or as a component of other assets or liabilities for amounts, such as premiums, owed to or due from reinsurers.  Reinsurance assumed and ceded premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premium income and benefit expenses are reported net of reinsurance assumed and ceded.

The Company has three retrocession reinsurance agreements (“retro treaties”) with Swiss Reinsurance Company Ltd. (“SRZ”). Pursuant to these retro treaties, the Company ceded to SRZ on a 100% coinsurance basis, subject to pre-existing reinsurance with other parties, certain blocks of business.

As a result of these retro treaties, the Company holds certain assets, primarily in the form of policy loans and fixed maturities, as collateral for the reinsurance recoverable. Investment income and realized gains or losses earned on assets held as collateral are paid by the Company to SRZ, pursuant to the terms of the treaties. Investment income and realized gains and losses are reported net of investment income and realized gains and losses on funds held under reinsurance treaties, with no net impact on the Company’s consolidated income statements.

The income credited to SRZ on the funds held for the retro treaties is based on the income earned on those assets, which results in an embedded derivative (total return swap). However, the Company elected the fair value option for the funds held liability, which is carried at fair value with changes in fair value reported in net investment income. Accordingly, the embedded derivative is not bifurcated or separately valued.

Receivables from Affiliates
Effective December 30, 2016, the Company executed a reserve financing transaction, whereby, for statutory reporting, the risk on $319.0 million of statutory basis redundant term life reserves was transferred to a third party reinsurer. In conjunction with the transaction Squire Re II financed the excess reserves through a surplus note (the “Squire Surplus Note”) issued to an affiliate, Brier Capital LLC (“Brier”), in return for a note receivable from Brier (the “Financing Note”). Quarterly interest payments due under the Financing Note and the Squire Surplus Note are offset against each other and only the net amounts are due. The outstanding principal on the Financing Note and the Squire Surplus Note, each initially $344 million, are expected to increase or decrease in relation to changes in the excess reserves financed. The Financing Note, reported in Receivables from Affiliates, matures December 30, 2031 and bears interest at 4.00%.

Jackson provides a revolving credit facility to Brooke Holdings, LLC, an upstream holding company. The outstanding balance at both December 31, 2016 and 2015 was $0.1 million.

Value of Business Acquired
The Company has an intangible asset representing the value of business acquired (“VOBA”), which is included in other assets. In connection with the acquisition of insurance policies and investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits from the acquired insurance policies and investment contracts. This intangible asset, or VOBA, represents the actuarially estimated present value of future cash flows from the acquired policies. The Company established a VOBA intangible asset for previously acquired traditional life insurance products and deferred annuity contracts. This intangible asset is amortized over the life of the business, which approximates 20 years. The unamortized VOBA balance is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits.

Income Taxes
The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as certain foreign jurisdictions.

14

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

Jackson files a consolidated federal income tax return with Brooke Life, Jackson National Life Insurance Company of New York and, beginning in 2016, Squire Re II. Jackson National Life (Bermuda) LTD and VFL International Life Company SPC, LTD are taxed as controlled foreign corporations of Jackson. With the exception of several insignificant wholly owned subsidiaries that are not included in the Jackson consolidated tax return, all other subsidiaries are limited liability companies with all of their interests owned by Jackson. Accordingly, they are not considered separate entities for income tax purposes and, therefore, are taxed as part of the operations of Jackson. Income tax expense is the lesser of the amount calculated on a separate company basis or Jackson’s pro-rata share of the actual liability as determined under the consolidated return taking into account only Jackson and Brooke Life.

Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the effects of recording certain invested assets at market value, the deferral of acquisition costs and sales inducements and the provisions for future policy benefits and expenses. Deferred tax assets and liabilities are measured using the tax rates expected to be in effect when such benefits are realized. Jackson is required to test the value of deferred tax assets for realizability. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available positive and negative evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized. In determining the need for a valuation allowance, the Company considers the carryback eligibility of losses, reversal of existing temporary differences, estimated future taxable income and tax planning strategies.

The determination of the valuation allowance for Jackson’s deferred tax assets requires management to make certain judgments and assumptions regarding future operations that are based on historical experience and expectations of future performance. In order to recognize a tax benefit in the consolidated financial statements, there must be a greater than fifty percent chance of success of the Company’s position being sustained by the relevant taxing authority with regard to that tax position. Management’s judgments are potentially subject to change given the inherent uncertainty in predicting future performance, which is impacted by such factors as policyholder behavior, competitor pricing and other specific industry and market conditions.

The Company recognizes accrued interest and penalties, if any, related to unrecognized tax benefits as a component of tax expense.

Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds
For traditional life insurance contracts, which include term and whole life, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest, persistency and expenses, plus provisions for adverse deviations. These assumptions are not unlocked unless the reserve is determined to be deficient. Interest rate assumptions range from 2.5% to 6.0%. Lapse, mortality, and expense assumptions are based primarily on Company experience. The Company’s liability for future policy benefits also includes net liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts, which are further discussed in Note 9.

In conjunction with a prior acquisition, the Company recorded a fair value adjustment related to certain annuity and interest sensitive liability blocks of business to reflect the cost of the interest guarantees within the inforce liabilities, based on the difference between the guaranteed interest rate and an assumed new money guaranteed interest rate. This adjustment was recorded in reserves for future policy benefits and claims payable. This component of the acquired reserves is reassessed at the end of each period, taking into account changes in the inforce block. Any resulting change in the reserve is recorded as a change in policy reserve through the consolidated income statements.

For the Company’s interest-sensitive life contracts, liabilities approximate the policyholder’s account value, plus the remaining balance of the fair value adjustment related to previously acquired business. For fixed deferred annuities, the liability is the policyholder’s account value, plus the unamortized balance of the above mentioned fair value adjustment. For the fixed option on variable annuities, guaranteed investment contracts and other investment contracts, the liability is the policyholder’s account value. The liability for fixed index annuities is based on three components, 1) the imputed value of the underlying guaranteed host contract, 2) the fair value of the embedded option component of the contract and 3) the liability for guaranteed benefits related to the optional lifetime income rider.

15

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

The Company has formed both a special purpose vehicle and a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with the Company and secured by the issuance of funding agreements.

Those Medium Term Note instruments issued in a foreign currency have been economically hedged for changes in exchange rates using cross-currency swaps. The fair value of derivatives embedded in funding agreements, including unrealized foreign currency gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency gains and losses using exchange rates as of the reporting date. Foreign currency gains and losses are included in other net investment losses.

Jackson and Squire Re are members of the Federal Home Loan Bank of Indianapolis (“FHLBI”) primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with short-term and long-term funding facilities. Members are required to purchase and hold a minimum amount of FHLBI capital stock, plus additional stock based on outstanding advances. Advances are in the form of short-term or long-term notes or funding agreements issued to FHLBI.

The Company’s institutional products business is comprised of the guaranteed investment contracts, funding agreements and FHLBI funding agreement advances described above.

Contingent Liabilities
The Company is a party to legal actions and, at times, regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate their impact on the Company’s financial position. A reserve is established for contingent liabilities if it is probable that a loss has been incurred and the amount is reasonably estimable. It is possible that an adverse outcome in certain of the Company’s contingent liabilities, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company’s financial position. However, it is the opinion of management that the ultimate disposition of contingent liabilities is unlikely to have a material adverse effect on the Company's financial position.

Separate Account Assets and Liabilities
The Company maintains separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  At December 31, 2016 and 2015, the assets and liabilities associated with variable life and annuity contracts were $148.8 billion and $134.2 billion, respectively.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company.  Refer to Note 9 for additional information regarding the Company’s contractual guarantees.  Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the consolidated income statements. Amounts assessed against the contract holders for mortality, variable annuity benefit guarantees, administrative, and other services are reported in revenue as fee income.

Included in the above mentioned assets and liabilities is a Company issued group variable annuity contract designed for use in connection with and issued to the Company’s Defined Contribution Retirement Plan. These deposits are allocated to the Jackson National Separate Account - II, which had balances of $264.7 million and $268.2 million at December 31, 2016 and 2015, respectively. The Company receives administrative fees for managing the funds. These fees are recorded as earned and included in fee income in the consolidated income statements.

Debt
Liabilities for the Company’s debt are primarily carried at an amount equal to the unpaid principal balance.  Original issuance discount or premium and any debt issue costs, if applicable, are recognized as a component of interest expense over the period the debt is expected to be outstanding.  Refer to Note 10 for further information regarding the Company’s debt.

16

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

Share-Based Compensation
As more fully described in Note 14, the Company has certain share award plans that are either equity settled or liability settled. For equity settled share award plans, the Company recognizes compensation expense based on a grant-date award fair value as determined using either the Black-Scholes model or the Monte Carlo model, ratably over the requisite service period of each individual grant, which generally equals the vesting period. For the liability settled share award plans, the associated compensation expense is recognized based on the change in fair value of the award at the end of each reporting period due to cash settlement alternatives.

Revenue and Expense Recognition
Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished through provisions for future policy benefits and the deferral and amortization of certain acquisition costs.

Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of investment income and charges assessed against the account value for mortality charges, surrenders, variable annuity benefit guarantees and administrative expenses. Fee income also includes revenues related to asset management fees and certain service fees. Surrender benefits are treated as repayments of the policyholder account. Annuity benefit payments are treated as reductions to the policyholder account. Death benefits in excess of the policyholder account are recognized as an expense when incurred. Expenses consist primarily of the interest credited to policyholder deposits. Underwriting and other direct acquisition expenses are associated with gross profit in order to recognize profit over the life of the business. This is accomplished through deferral and amortization of acquisition costs and sales inducements. Expenses not related to policy acquisition are recognized when incurred.

Investment income is not accrued on securities in default and otherwise where the collection is uncertain. In these cases, receipts of interest on such securities are used to reduce the cost basis of the securities.

Subsequent Events
The Company has evaluated events through March 8, 2017, which is the date the consolidated financial statements were available to be issued.

17

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

3.	Investments

Investments are comprised primarily of fixed-income securities and loans, primarily publicly-traded corporate and government bonds, asset-backed securities and commercial mortgage loans. Asset-backed securities include mortgage-backed and other structured securities. The Company generates the majority of its general account deposits from interest-sensitive individual annuity contracts, life insurance products and guaranteed investment contracts on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities and loans aims to ensure matching of the asset yield with the amounts credited to the interest-sensitive liabilities and to earn a stable return on its investments.

Fixed Maturities
The following table sets forth the composition of the fair value of fixed maturities at December 31, 2016, classified by rating categories as assigned by nationally recognized statistical rating organizations (“NRSRO”), the National Association of Insurance Commissioners (“NAIC”), or if not rated by such organizations, the Company’s affiliated investment advisor. At December 31, 2016, the carrying value of investments rated by the Company’s affiliated investment advisor totaled $254.9 million. For purposes of the table, if not otherwise rated higher by a NRSRO, NAIC Class 1 investments are included in the A rating; Class 2 in BBB; Class 3 in BB and Classes 4 through 6 in B and below.

Percent of Total
Fixed Maturities
Carrying Value
Investment Rating	December 31, 2016
AAA	21.6%
AA	6.8%
A	34.5%
BBB	33.6%
Investment grade	96.5%
BB	2.0%
B and below	1.5%
Below investment grade	3.5%
Total fixed maturities	100.0%

At December 31, 2016, based on ratings by NRSROs, of the total carrying value of fixed maturities in an unrealized loss position, 89% were investment grade, 2% were below investment grade and 9% were not rated. Unrealized losses on fixed maturities that were below investment grade or not rated were approximately 8% of the aggregate gross unrealized losses on available for sale fixed maturities.

Corporate securities in an unrealized loss position were diversified across industries. As of December 31, 2016, the industries accounting for the larger percentage of unrealized losses included energy (14% of corporate gross unrealized losses) and utility (13%). The largest unrealized loss related to a single corporate obligor was $8.6 million at December 31, 2016.

18

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

At December 31, 2016 and 2015, the amortized cost, gross unrealized gains and losses, fair value and non-credit other-than-temporary impairment (“OTTI”) of available for sale fixed maturities, including $138.6 million and $141.6 million in securities carried at fair value under the fair value option, were as follows (in thousands):

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Non-credit
December 31, 2016	Cost (1)	Gains	Losses	Value	OTTI (2)
Fixed Maturities
U.S. government securities	$6,796,612	$278	$509,340	$6,287,550	$—
Other government securities	965,661	1,084	21,016	945,729	—
Public utilities	4,465,064	277,588	31,633	4,711,019	—
Corporate securities	31,719,821	1,202,727	221,512	32,701,036	—
Residential mortgage-backed	1,220,368	57,655	9,484	1,268,539	(30,029)
Commercial mortgage-backed	2,690,258	56,603	17,469	2,729,392	296
Other asset-backed securities	1,305,796	19,694	30,004	1,295,486	(17,635)
Total fixed maturities	$49,163,580	$1,615,629	$840,458	$49,938,751	$(47,368)

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Non-credit
December 31, 2015	Cost (1)	Gains	Losses	Value	OTTI (2)
Fixed Maturities
U.S. government securities	$5,124,445	$185,232	$105,009	$5,204,668	$—
Other government securities	1,072,160	1,846	28,203	1,045,803	—
Public utilities	4,230,606	278,969	39,428	4,470,147	—
Corporate securities	32,380,218	1,143,277	752,220	32,771,275	—
Residential mortgage-backed	1,829,293	69,547	14,658	1,884,182	(32,784)
Commercial mortgage-backed	3,424,314	102,043	26,110	3,500,247	(313)
Other asset-backed securities	943,805	18,150	35,237	926,718	(19,938)
Total fixed maturities	$49,004,841	$1,799,064	$1,000,865	$49,803,040	$(53,035)

(1) Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.
(2) Represents the amount of non-credit OTTI gains (losses) recognized in other comprehensive income on securities for which credit impairments have been recorded.

19

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

The amortized cost, gross unrealized gains and losses, and fair value of fixed maturities at December 31, 2016, by contractual maturity, are shown below (in thousands). Actual maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

		Gross	Gross
	Amortized(1)	Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value
Due in 1 year or less	$1,520,073	$27,899	$503	$1,547,469
Due after 1 year through 5 years	12,205,602	695,706	8,129	12,893,179
Due after 5 years through 10 years	17,907,796	396,176	144,112	18,159,860
Due after 10 years through 20 years	3,327,200	181,622	64,374	3,444,448
Due after 20 years	8,986,487	180,274	566,383	8,600,378
Residential mortgage-backed	1,220,368	57,655	9,484	1,268,539
Commercial mortgage-backed	2,690,258	56,603	17,469	2,729,392
Other asset-backed securities	1,305,796	19,694	30,004	1,295,486
Total	$49,163,580	$1,615,629	$840,458	$49,938,751

(1) Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.

Securities with a carrying value of $134.3 million and $139.1 million at December 31, 2016 and 2015, respectively, were on deposit with regulatory authorities, as required by law in various states in which business is conducted.

At December 31, 2016 and 2015, fixed maturities include $124.6 million and $128.5 million, respectively, held in trust pursuant to the retro treaties with SRZ.

Residential mortgage-backed securities (“RMBS”) include certain RMBS, which are collateralized by residential mortgage loans and are neither explicitly nor implicitly guaranteed by U.S. government agencies (“non-agency RMBS”). The Company’s non-agency RMBS include investments in securities backed by prime, Alt-A, and subprime loans as follows (in thousands):

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2016	Cost	Gains	Losses	Value
Prime	$228,216	$10,894	$2,109	$237,001
Alt-A	200,077	18,438	1,856	216,659
Subprime	216,120	8,243	2,674	221,689
Total non-agency RMBS	$644,413	$37,575	$6,639	$675,349

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2015	Cost	Gains	Losses	Value
Prime	$299,619	$12,930	$2,992	$309,557
Alt-A	264,907	16,609	2,613	278,903
Subprime	278,835	7,616	5,200	281,251
Total non-agency RMBS	$843,361	$ 37,155	$ 10,805	$869,711

The Company defines its exposure to non-agency residential mortgage loans as follows. Prime loan-backed securities are collateralized by mortgage loans made to the highest rated borrowers. Alt-A loan-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates. Subprime loan-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 680 or lower.

20

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

The following table summarizes the number of securities, fair value and the related amount of gross unrealized losses aggregated by investment category and length of time that individual fixed maturities have been in a continuous loss position (dollars in thousands):

	December 31, 2016			December 31, 2015

	Less than 12 months			Less than 12 months
	Gross			Gross
	Unrealized		# of	Unrealized		# of
	Losses	Fair Value	securities	Losses	Fair Value	securities
U.S. government securities	$509,340	$6,254,301	23	$100,212	$2,697,165	16
Other government securities	20,419	644,616	26	27,546	721,757	23
Public utilities	30,033	901,185	86	35,389	768,512	89
Corporate securities	162,756	6,893,553	567	553,545	10,963,146	903
Residential mortgage-backed	2,686	205,296	59	2,227	196,575	40
Commercial mortgage-backed	12,632	665,513	54	14,266	777,720	47
Other asset-backed securities	6,006	487,424	72	3,069	372,084	62
Total temporarily impaired
securities	$743,872	$16,051,888	887	$736,254	$16,496,959	1,180

	12 months or longer			12 months or longer
	Gross			Gross
	Unrealized		# of	Unrealized		# of
	Losses	Fair Value	securities	Losses	Fair Value	securities
U.S. government securities	$—	$—	—	$4,797	$213,830	5
Other government securities	597	7,126	1	657	26,048	2
Public utilities	1,600	19,439	6	4,039	17,483	4
Corporate securities	58,756	840,610	89	198,675	968,640	123
Residential mortgage-backed	6,798	124,372	52	12,431	226,208	67
Commercial mortgage-backed	4,837	46,937	7	11,844	291,896	23
Other asset-backed securities	23,998	103,207	25	32,168	164,905	25
Total temporarily impaired
securities	$96,586	$1,141,691	180	$264,611	$1,909,010	249

	Total			Total
	Gross			Gross
	Unrealized		# of	Unrealized		# of
	Losses	Fair Value	securities	Losses	Fair Value	securities
U.S. government securities	$509,340	$6,254,301	23	$105,009	$2,910,995	21
Other government securities	21,016	651,742	27	28,203	747,805	25
Public utilities	31,633	920,624	92	39,428	785,995	93
Corporate securities	221,512	7,734,163	656	752,220	11,931,786	1,026
Residential mortgage-backed	9,484	329,668	111	14,658	422,783	107
Commercial mortgage-backed	17,469	712,450	61	26,110	1,069,616	70
Other asset-backed securities	30,004	590,631	97	35,237	536,989	87
Total temporarily impaired
securities	$840,458	$17,193,579	1,067	$1,000,865	$18,405,969	1,429

Other-Than-Temporary Impairments on Available For Sale Securities
The Company periodically reviews its available for sale fixed maturities on a case-by-case basis to determine if any decline in fair value to below cost or amortized cost is other-than-temporary. Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, the severity of the unrealized loss and the reasons for the decline in value and expectations for the amount and timing of a recovery in fair value.

21

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

Securities the Company determines are underperforming or potential problem securities are subject to regular review. To facilitate the review, securities with significant declines in value, or where other objective criteria evidencing credit deterioration have been met, are included on a watch list. Among the criteria for securities to be included on a watch list are: credit deterioration that has led to a significant decline in fair value of the security; a significant covenant related to the security has been breached; or an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness.

In performing these reviews, the Company considers the relevant facts and circumstances relating to each investment and exercises considerable judgment in determining whether a security is other-than-temporarily impaired. Assessment factors include judgments about an obligor’s current and projected financial position, an issuer’s current and projected ability to service and repay its debt obligations, the existence of, and realizable value of, any collateral backing the obligations and the macro-economic and micro-economic outlooks for specific industries and issuers. This assessment may also involve assumptions regarding underlying collateral such as prepayment rates, default and recovery rates, and third-party servicing capabilities.

Among the specific factors considered are whether the decline in fair value results from a change in the credit quality of the security itself, or from a downward movement in the market as a whole, and the likelihood of recovering the carrying value based on the near-term prospects of the issuer. Unrealized losses that are considered to be primarily the result of market conditions (e.g., minor increases in interest rates, temporary market illiquidity or volatility, or industry-related events) and where the Company also believes there exists a reasonable expectation for recovery in the near term are usually determined to be temporary. To the extent that factors contributing to impairment losses recognized affect other investments, such investments are also reviewed for other-than-temporary impairment and losses are recorded when appropriate.

In addition to the review procedures described above, investments in asset-backed securities where market prices are depressed are subject to a review of their future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments. These estimated cash flows are developed using available performance indicators from the underlying assets including current and projected default or delinquency rates, levels of credit enhancement, current subordination levels, vintage, expected loss severity and other relevant characteristics. These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against third-party sources.

Even in the case of severely depressed market values on asset-backed securities, the Company places significant reliance on the results of its cash flow testing and its lack of an intent to sell these securities until their fair values recover when reaching other-than-temporary impairment conclusions with regard to these securities. Other-than-temporary impairment charges are recorded on asset-backed securities when the Company forecasts a contractual payment shortfall.

The Company recognizes other-than-temporary impairments on debt securities in an unrealized loss position when any of the following circumstances exists:

•	The Company does not expect full recovery of the amortized cost based on the discounted cash flows estimated to be collected;

•	The Company intends to sell a security; or,

•	It is more likely than not that the Company will be required to sell a security prior to recovery.

For mortgage-backed securities, credit impairment is assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral characteristics and transaction structure. The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements existing in that structure. The cash flow model incorporates actual cash flows on the mortgage-backed securities through the current period and then projects the remaining cash flows using a number of assumptions, including prepayment speeds, default rates and loss severity.

Specifically for prime and Alt-A RMBS, the assumed default percentage is dependent on the severity of delinquency status, with foreclosures and real estate owned receiving higher rates, but also includes the currently performing loans. As of December 31, 2016 and 2015, assumed default rates for delinquent loans ranged from 15% to 100%. At December 31,

22

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

2016 and 2015, assumed loss severities were applied to generate and analyze cash flows of each security and ranged from 25% to 70%.

These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against other third-party sources. In addition, these estimates are extrapolated along a default timing curve to estimate the total lifetime pool default rate.

Other-than-temporary impairments are calculated as the difference between amortized cost and fair value. For other-than-temporarily impaired securities where Jackson does not intend to sell the security and it is not more likely than not that Jackson will be required to sell the security prior to recovery, total other-than-temporary impairments are reduced by the non-credit portion of the other-than-temporary impairments, which are recognized in other comprehensive income. The resultant net other-than-temporary impairments recorded in net income reflect only the credit loss on the other-than-temporarily impaired securities. The amortized cost of the other-than-temporarily impaired securities is reduced by the amount of this credit loss.

For securities that were deemed to be other-than-temporarily impaired and for which a non-credit loss was recorded in other comprehensive income, the amount recorded as an unrealized gain (loss) represents the difference between the fair value and the new amortized cost basis of the securities. The unrealized gain (loss) on other-than-temporarily impaired securities is recorded in other comprehensive income.

The following table summarizes net realized losses on investments (in thousands):

	Years Ended December 31,
	2016	2015	2014
Available-for-sale securities
Realized gains on sale	$612,422	$211,198	$166,300
Realized losses on sale	(205,501)	(128,955)	(57,383)
Impairments:
Total other-than-temporary impairments	(68,511)	(77,662)	(56,161)
Portion of other-than-temporary impairments
included in other comprehensive income	9,562	15,024	29,549
Net other-than-temporary impairments	(58,949)	(62,638)	(26,612)
Other	1,232	14,586	1,692
Net realized gains on non-derivative investments	349,204	34,191	83,997
Net losses on derivative instruments	(4,008,305)	(1,621,706)	(3,488,519)
Total net realized losses on investments	$(3,659,101)	$(1,587,515)	$(3,404,522)

The net losses on derivative instruments included in the above table are further detailed in Note 4.

The aggregate fair value of securities sold at a loss for the years ended December 31, 2016, 2015, and 2014 was $1,662.6 million, $1,022.1 million, and $790.3 million, respectively, which was approximately 89%, 89%, and 93% of book value, respectively.

23

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

The following summarizes the current year activity for credit losses recognized in net income on securities where an other-than-temporary impairment was identified and the non-credit portion of the other-than-temporary impairment was included in other comprehensive income (in thousands):

	Years Ended December 31,
	2016	2015
Cumulative credit loss beginning balance	$294,266	$276,872
Additions:
New credit losses	42,048	50,434
Incremental credit losses	16,901	12,204
Reductions:
Securities sold, paid down or disposed of	(92,578)	(24,304)
Securities where there is intent to sell	(10,513)	(20,940)
Cumulative credit loss ending balance	$250,124	$294,266

There are inherent uncertainties in assessing the fair values assigned to the Company’s investments and in determining whether a decline in fair value is other-than-temporary. The Company’s reviews of net present value and fair value involve several criteria including economic conditions, credit loss experience, other issuer-specific developments and estimated future cash flows. These assessments are based on the best available information at the time. Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility. If actual experience differs negatively from the assumptions and other considerations used in the consolidated financial statements, unrealized losses currently reported in accumulated other comprehensive income may be recognized in the consolidated income statements in future periods.

The Company currently has no intent to sell securities with unrealized losses considered to be temporary until they mature or recover in value and believes that it has the ability to do so. However, if the specific facts and circumstances surrounding an individual security, or the outlook for its industry sector change, the Company may sell the security prior to its maturity or recovery and realize a loss.

Commercial Mortgage Loans
Commercial mortgage loans of $7.5 billion and $6.4 billion at December 31, 2016 and 2015, respectively, are reported net of an allowance for loan losses of $3.9 million and $4.6 million at each date, respectively. At December 31, 2016, commercial mortgage loans were collateralized by properties located in 41 states. Jackson’s commercial mortgage loan portfolio does not include single-family residential mortgage loans, and is therefore not exposed to the risk of defaults associated with residential subprime mortgage loans. Jackson periodically reviews these loans for impairment. During 2016 and 2015, Jackson did not recognize any impairment charges against the allowance for loan losses. During 2014, Jackson recognized impairment charges against the allowance for loan losses of $9.0 million and recorded impairments as a realized loss of $2.7 million.

The following table provides a summary of the allowance for losses in the Company’s commercial mortgage loan portfolio at December 31, 2016 and 2015 (in thousands):

Allowance for loan losses:	2016	2015
Balance at beginning of year	$4,556	$5,754
Charge-offs	—	—
Recoveries	—	—
Net charge-offs	—	—
Reduction to allowance	(632)	(1,198)
Balance at end of year	$3,924	$4,556

24

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

The following table provides a summary of the allowance for losses in Jackson’s commercial mortgage loan portfolio (in thousands):

	December 31, 2016		December 31, 2015
	Allowance for Loan Losses	Recorded Investment	Allowance for Loan Losses	Recorded Investment

Individually evaluated for impairment	$—	$—	$—	$—
Collectively evaluated for impairment	3,924	7,482,233	4,556	6,436,636
Total	$3,924	$7,482,233	$4,556	$6,436,636

As of December 31, 2016 and 2015, the Company’s commercial mortgage loan portfolio is current and accruing interest. Delinquency status is determined from the date of the first missed contractual payment.

Under Jackson's policy for monitoring commercial mortgage loans, all impaired commercial mortgage loans are closely evaluated subsequent to impairment. The table below summarizes the recorded investment, unpaid principal balance, related loan allowance, average recorded investment and investment income recognized on impaired loans (in thousands):

	Recorded Investment	Unpaid Principal Balance	Related Loan Allowance	Average Recorded Investment	Investment Income Recognized
December 31, 2015:
Impaired Loans without a Valuation Allowance

Apartment	$—	$—	$—	$542	$50
Hotel	—	—	—	3,304	244
Total	—	—	—	3,846	294
Total Impaired Loans
Apartment	—	—	—	542	50
Hotel	—	—	—	3,304	244
Total	$—	$—	$—	$3,846	$294

During 2016, there were no impaired commercial mortgage loans.

25

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

The following tables provide information about the credit quality of commercial mortgage loans (in thousands):

	December 31, 2016
	In Good Standing	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$2,430,942	$—	$—	$—	$2,430,942
Hotel	630,070	—	—	—	630,070
Office	826,811	—	—	—	826,811
Retail	1,282,917	—	—	—	1,282,917
Warehouse	2,311,493	—	—	—	2,311,493
Total	$7,482,233	$—	$—	$—	$7,482,233

	December 31, 2015
	In Good Standing	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$2,129,103	$—	$—	$—	$2,129,103
Hotel	647,832	—	—	—	647,832
Office	731,735	—	—	—	731,735
Retail	1,154,303	—	—	—	1,154,303
Warehouse	1,773,663	—	—	—	1,773,663
Total	$6,436,636	$—	$—	$—	$6,436,636

During 2016 and 2015, there were no commercial mortgage loans involved in troubled debt restructuring.

Securitizations
In 2001, Jackson executed the Morgan Stanley Dean Witter Capital I, Series 2001-PPM (“MSDW”) securitization transaction, contributing commercial mortgages to MSDW and retaining a beneficial interest. Effective January 1, 2010, as a result of adoption of accounting guidance on certain investment funds, the Company was deemed to be the primary beneficiary of MSDW and, therefore, consolidated MSDW. As such, Jackson’s consolidated financial statements include MSDW assets of $6.0 million and $10.1 million at December 31, 2016 and 2015, respectively.

Other Invested Assets
Other invested assets primarily include investments in limited partnerships and real estate. At December 31, 2016 and 2015, investments in limited partnerships had carrying values of $1,219.9 million and $1,194.2 million, respectively. At December 31, 2016 and 2015, real estate totaling $235.6 million and $224.1 million, respectively, included foreclosed properties with a book value of $0.7 million in both 2016 and 2015.

Securities Lending
The Company has entered into securities lending agreements with agent banks whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 2016 and 2015, the estimated fair value of loaned securities was $116.0 million and $268.7 million, respectively. The agreements require a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis. To further minimize the credit risks related to these programs, the financial condition of counterparties is monitored on a regular basis. At December 31, 2016 and 2015, cash collateral received in the amount of $119.6 million and $279.0 million, respectively, was invested by the agent banks and included in cash and cash equivalents of the Company. A securities lending payable for the overnight and continuous loans is included in liabilities in the amount of cash collateral received.

Securities lending transactions are used to generate income. Income and expenses associated with these transactions are reported as net investment income.

26

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

Repurchase Agreements
The Company routinely enters into repurchase agreements whereby the Company agrees to sell and repurchase securities. These agreements are accounted for as financing transactions, with the assets and associated liabilities included in the consolidated balance sheets. During 2016 and 2015, short-term borrowings under such agreements averaged $278.4 million and $53.3 million, respectively, with weighted average interest rates of 0.43% and 0.19% during 2016 and 2015, respectively. At December 31, 2016 and 2015, the outstanding repurchase agreement balance was $411.9 million and nil, respectively, collateralized with US Treasury notes and maturing within 30 days, and was included within other liabilities in the consolidated balance sheets. Interest expense totaled $1.2 million, $0.1 million, and $0.1 million in 2016, 2015, and 2014, respectively. The highest level of short-term borrowings at any month end was $857.7 million in 2016 and $215.3 million in 2015.

Investment Income
The sources of net investment income were as follows (in thousands):

	Years Ended December 31,
	2016	2015	2014
Fixed maturities	$2,122,604	$2,172,061	$2,271,890
Commercial mortgage loans	294,243	287,420	296,056
Limited partnerships	179,882	129,470	153,378
Derivative instruments	294,366	282,337	252,121
Policy loans	403,403	398,855	395,857
Other investment income	19,571	41,785	4,926
Total investment income	3,314,069	3,311,928	3,374,228
Less: income on funds held under reinsurance treaties	(318,204)	(308,298)	(305,760)
Less: investment expenses	(80,918)	(64,268)	(65,887)
Net investment income	$2,914,947	$2,939,362	$3,002,581

Investment income of $11.2 million, $6.7 million, and $3.6 million was recognized on trading securities held at December 31, 2016, 2015, and 2014, respectively. In addition, investment income of $2.6 million, $0.3 million, and $9.1 million, respectively, was recognized on securities carried at fair value recorded through income.

During 2016, investment income was reduced by $318.2 million for expense incurred on the liability for funds held under reinsurance treaties, including $313.8 million on policy loans, $2.4 million of fixed maturity income, $1.7 million gain on fixed maturities with fair value recorded through the consolidated income statement, and $0.3 million of income from other invested assets. During 2015, investment income was reduced by $308.3 million for expense incurred on the liability for funds held under reinsurance treaties, including $305.6 million on policy loans, $2.4 million of fixed maturity income, $0.1 million gain on fixed maturities with fair value recorded through the consolidated income statement, and $0.2 million of income from other invested assets. During 2014, investment income was reduced by $305.8 million for expense incurred on the liability for funds held under reinsurance treaties, including $296.1 million on policy loans, $2.5 million of fixed maturity income and a $7.2 million gain on fixed maturities with fair value recorded through the consolidated income statement.

4.	Derivative Instruments

Jackson’s business model includes the acceptance, monitoring and mitigation of risk. Specifically, Jackson considers, among other factors, exposures to interest rate and equity market movements, foreign exchange rates and other asset or liability prices. The Company uses derivative instruments to mitigate or reduce these risks in accordance with established policies and goals. Jackson’s derivative holdings, while effective in managing defined risks, are not structured to meet accounting requirements to be designated as hedging instruments. As a result, freestanding derivatives are carried at fair value with changes recorded in other net investment losses.

Cross-currency swaps, which embody spot and forward currency swaps and, in some cases, interest rate and equity index swaps, are entered into for the purpose of hedging the Company issued foreign currency denominated trust instruments supported by funding agreements. Cross-currency swaps serve to hedge foreign currency exchange risk embedded in the

27

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

funding agreements and are carried at fair value. The fair value of derivatives embedded in funding agreements, including unrealized foreign currency translation gains and losses, are included in the carrying value of the trust instruments supported by funding agreements. Foreign currency translation gains and losses associated with funding agreement hedging activities are included in other net investment losses.

Credit default swaps, with maturities up to five years, are agreements where the Company has purchased default protection on certain underlying corporate bonds held in its portfolio. These contracts allow the Company to sell the protected bonds at par value to the counterparty if a defined “default event” occurs, in exchange for periodic payments made by the Company for the life of the agreement. Credit default swaps are carried at fair value. The Company does not currently sell default protection using credit default swaps or other similar derivative instruments.

Put-swaption contracts provide the purchaser with the right, but not the obligation, to require the writer to pay the present value of a long-term interest rate swap at future exercise dates. The Company purchases and writes put-swaptions for hedging purposes with original maturities of up to 10 years. Put-swaptions hedge against movements in interest rates. Written put-swaptions may be entered into in conjunction with associated put-swaptions purchased from the same counterparties, referred to as linked put-swaptions. Linked put-swaptions have identical notional amounts and strike prices, but have different underlying swap terms. Linked put-swaptions are presented at the fair value of the net position for each pair of contracts. Non-linked put-swaptions are carried at fair value.

Equity index futures contracts and equity index options (including various call and put options, interest rate-contingent options, and put spreads), which are used to hedge the Company’s equity risk, including obligations associated with its fixed index annuities and guarantees in variable annuity products, are carried at fair value. These insurance products contain embedded options whose fair values are reported in other contract holder funds and reserves for future policy benefits and claims payable.

Total return swaps, for which the Company receives returns based on reference pools of assets in exchange for short-term floating rate payments based on notional amounts, are held for both hedging and investment purposes, and are carried at fair value.

Interest rate swap agreements used for hedging purposes generally involve the exchange of fixed and floating payments based on a notional contract amount over the period for which the agreement remains outstanding without an exchange of the underlying notional amount. Interest rate swaps are carried at fair value.

Treasury futures contracts are used to hedge movements in interest rates, which are carried at fair value.

28

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

A summary of the aggregate contractual or notional amounts and fair values of the Company’s freestanding derivative instruments is as follows (in thousands):

	December 31, 2016
	Assets		Liabilities
	Contractual/		Contractual/		Net
	Notional	Fair	Notional	Fair	Fair
	Amount (1)	Value	Amount (1)	Value	Value
Cross-currency swaps	$156,515	$7,273	$175,782	$(14,158)	$(6,885)
Equity index call options	25,500,000	306,692	—	—	306,692
Equity index futures	—	—	24,745,569	—	—
Equity index put options	37,000,000	70,172	5,000,000	(25,782)	44,390
Interest rate swaps	15,000,000	638,332	5,250,000	(38,715)	599,617
Put-swaptions	3,750,000	7,664	500,000	(147)	7,517
Treasury futures	—	—	480,750	—	—
Total	$81,406,515	$1,030,133	$36,152,101	$(78,802)	$951,331

	December 31, 2015
	Assets		Liabilities
	Contractual/		Contractual/		Net
	Notional	Fair	Notional	Fair	Fair
	Amount (1)	Value	Amount (1)	Value	Value
Cross-currency swaps	$10,530	$868	$—	$—	$868
Equity index call options	15,000,000	10,389	—	—	10,389
Equity index futures	—	—	11,738,466	—	—
Equity index put options	74,500,000	377,175	—	—	377,175
Interest rate swaps	15,000,000	913,156	6,100,000	(366,194)	546,962
Put-swaptions	4,750,000	31,732	1,250,000	(1,245)	30,487
Total	$109,260,530	$1,333,320	$19,088,466	$(367,439)	$965,881

(1)  The notional amount for swaps and put-swaptions represents the stated principal balance used as a basis for calculating payments. The contractual amount for futures and options represents the market exposure of open positions.

29

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

The following tables reflect the results of the Company’s derivatives, including gains (losses) and change in fair value of freestanding derivative instruments and embedded derivatives (in thousands):

	Year Ended December 31, 2016
	Net	Net Investment Income
	Derivative		Net Gain (Loss)
	Gains (Losses)
Equity index call options	$35,134	$—	$35,134
Equity index futures	(2,730,551)	—	(2,730,551)
Equity index put options	(767,258)	—	(767,258)
Fixed index annuity embedded derivatives	(93,455)	—	(93,455)
Interest rate swaps	(348,710)	294,366	(54,344)
Put-swaptions	70,300	—	70,300
Treasury futures	(45,160)	—	(45,160)
Variable annuity embedded derivatives	(128,605)	—	(128,605)
Total	$(4,008,305)	$294,366	$(3,713,939)

	Year Ended December 31, 2015
	Net	Net Investment Income
	Derivative		Net Gain (Loss)
	Gains (Losses)
Equity index call options	$(120,259)	$—	$(120,259)
Equity index futures	5,347	—	5,347
Equity index put options	(1,044,044)	—	(1,044,044)
Fixed index annuity embedded derivatives	13,555	—	13,555
Interest rate swaps	(36,205)	282,337	246,132
Put-swaptions	8,695	—	8,695
Variable annuity embedded derivatives	(448,795)	—	(448,795)
Total	$(1,621,706)	$282,337	$(1,339,369)

	Year Ended December 31, 2014
	Net	Net Investment Income
	Derivative		Net Gain (Loss)
	Gains (Losses)
Credit default swaps	$363	$(363)	$—
Equity index call options	(47,177)	—	(47,177)
Equity index futures	(751,595)	—	(751,595)
Equity index put options	(725,175)	—	(725,175)
Fixed index annuity embedded derivatives	(267,544)	—	(267,544)
Interest rate swaps	585,021	252,381	837,402
Put-swaptions	198,504	103	198,607
Variable annuity embedded derivatives	(2,480,916)	—	(2,480,916)
Total	$(3,488,519)	$252,121	$(3,236,398)

30

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

All of Jackson’s trade agreements for freestanding, over-the-counter derivatives contain credit downgrade provisions that allow a party to assign or terminate derivative transactions if the counterparty’s credit rating declines below an established limit. At December 31, 2016 and 2015, the fair value of Jackson’s net derivative assets by counterparty were $953.7 million and $975.2 million, respectively, and held collateral was $1,098.6 million and $1,069.0 million, respectively, related to these agreements. At December 31, 2016 and 2015, the fair value of Jackson’s net derivative liabilities by counterparty was $2.4 million and $9.3 million, respectively, and provided collateral was $0.9 million and nil, respectively, related to these agreements. If all of the downgrade provisions had been triggered at December 31, 2016 or 2015, in aggregate, Jackson would have had to disburse $146.4 million and $103.1 million, respectively, to counterparties, representing the net fair values of derivatives by counterparty, less collateral held.

Offsetting Assets and Liabilities
The Company’s derivative instruments, repurchase agreements and securities lending agreements are subject to master netting arrangements and collateral arrangements. A master netting arrangement with a counterparty creates a right of offset for amounts due to and due from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company recognizes amounts subject to master netting arrangements on a gross basis within the consolidated balance sheets.

The following tables present the gross and net information about the Company’s financial instruments subject to master netting arrangements (in thousands):

	December 31, 2016
	Gross Amounts Recognized	Gross Amounts Offset in the Consolidated Balance Sheets	Net Amounts Presented in the Consolidated Balance Sheets

				Gross Amounts Not Offset in the Consolidated Balance Sheets

				Financial Instruments(1)	Cash Collateral	Securities Collateral (2)	Net Amount

Financial Assets:
Derivative assets	$1,030,133	$—	$1,030,133	$76,431	$115,297	$825,554	$12,851

Financial Liabilities:
Derivative liabilities	$78,802	$—	$78,802	$76,431	$—	$—	$2,371
Securities loaned	119,608	—	119,608	—	119,608	—	—
Repurchase agreements	411,857	—	411,857	—	—	411,857	—
Total financial liabilities	$610,267	$—	$610,267	$76,431	$119,608	$411,857	$2,371

	December 31, 2015
	Gross Amounts Recognized	Gross Amounts Offset in the Consolidated Balance Sheets	Net Amounts Presented in the Consolidated Balance Sheets

				Gross Amounts Not Offset in the Consolidated Balance Sheets

				Financial Instruments(1)	Cash Collateral	Securities Collateral (2)	Net Amount

Financial Assets:
Derivative assets	$1,333,320	$—	$1,333,320	$358,114	$159,700	$790,271	$25,235

Financial Liabilities:
Derivative liabilities	$367,439	$—	$367,439	$358,114	$—	$—	$9,325
Securities loaned	279,002	—	279,002	—	279,002	—	—
Total financial liabilities	$646,441	$—	$646,441	$358,114	$279,002	$—	$9,325

(1)	Represents the amount that could be offset under master netting or similar arrangements that management elects not to offset on the consolidated balance sheets.
(2)	Excludes initial margin amounts for exchange-traded derivatives.

In the above tables, the amounts of assets or liabilities presented in the Company’s consolidated balance sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements with any remaining amount reduced by the amount of cash and securities collateral. The actual amount of collateral may be greater than

31

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

amounts presented in the tables. The above tables exclude net embedded derivative liabilities of $3,363.6 million and $3,352.1 million for 2016 and 2015, respectively, as these derivatives are not subject to master netting arrangements. In addition, repurchase agreements are presented within other liabilities in the consolidated balance sheets.

5.	Fair Value Measurements
The following table summarizes the fair value and carrying value of Jackson’s financial instruments (in thousands). The basis for determining the fair value of each instrument is described in Note 2.

	December 31, 2016		December 31, 2015
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
Fixed maturities (1)	$49,938,751	$49,938,751	$49,803,040	$49,803,040
Trading securities	415,122	415,122	285,154	285,154
Commercial mortgage loans	7,482,233	7,555,143	6,436,636	6,588,152
Policy loans (1)	4,546,161	4,546,161	4,495,955	4,495,955
Derivative instruments	1,030,133	1,030,133	1,333,320	1,333,320
Limited partnerships	1,219,887	1,219,887	1,194,226	1,194,226
Cash and cash equivalents	1,265,041	1,265,041	2,059,935	2,059,935
GMIB reinsurance recoverable	304,927	304,927	329,753	329,753
Receivables from affiliates	344,100	344,100	100	100
Separate account assets	148,791,796	148,791,796	134,157,891	134,157,891

Liabilities
Other contract holder funds and reserves for future policy benefits and claims payable
Annuity reserves (2)	$41,363,500	$46,229,473	$40,714,279	$44,221,525
Reserves for guaranteed investment contracts	1,875,816	1,876,930	1,816,501	1,822,597
Trust instruments supported by funding agreements	3,836,441	3,879,525	2,542,491	2,556,792
Federal Home Loan Bank funding agreements	1,784,040	1,782,493	1,873,747	1,860,010
Funds held under reinsurance treaties	3,523,106	3,523,106	3,459,645	3,459,645
Debt	685,949	766,461	346,957	427,500
Securities lending payable	119,608	119,608	279,002	279,002
Derivative instruments	78,802	78,802	367,439	367,439
Repurchase agreements	411,857	411,857	—	—
Federal Home Loan Bank advances	500,071	500,071	—	—
Separate account liabilities	148,791,796	148,791,796	134,157,891	134,157,891

(1) Includes items carried at fair value under the fair value option, for which there is a corresponding liability within funds held under reinsurance treaties.
(2) Annuity reserves represent only the components of other contract holder funds and reserves for future policy benefits and claims payable that are considered to be financial instruments.
The following is a discussion of the methodologies used to determine fair values of the financial instruments measured on both a recurring and nonrecurring basis reported in the following tables.

Fixed Maturity and Trading Securities
The fair values for fixed maturity and trading securities are determined using information available from independent pricing services, broker-dealer quotes, or internally derived estimates. Priority is given to publicly available prices from independent sources, when available. Securities for which the independent pricing service does not provide a quotation are either submitted to independent broker-dealers for prices or priced internally. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, credit spreads, liquidity premiums and/or estimated cash flows based on default and prepayment assumptions.

As a result of typical trading volumes and the lack of specific quoted market prices for most fixed maturities, independent pricing services will normally derive the security prices through recently reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recently reported trades, the independent pricing services and broker-dealers may use matrix or pricing model

32

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at relevant market rates. Certain securities are priced using broker-dealer quotes, which may utilize proprietary inputs and models. Additionally, the majority of these quotes are non-binding.

Included in the pricing of asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment assumptions believed to be relevant for the underlying collateral. Actual prepayment experience may vary from these estimates.

Internally derived estimates may be used to develop a fair value for securities for which the Company is unable to obtain either a reliable price from an independent pricing service or a suitable broker-dealer quote. These fair value estimates may incorporate Level 2 and Level 3 inputs and are generally derived using expected future cash flows, discounted at market interest rates available from market sources based on the credit quality and duration of the instrument. For securities that may not be reliably priced using these internally developed pricing models, a fair value may be estimated using indicative market prices. These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable or corroborated by market observable information and, therefore, represent Level 3 inputs.

The Company performs a monthly analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and ongoing review of third party pricing service methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes. In addition, the Company considers whether prices received from independent broker-dealers represent a reasonable estimate of fair value through the use of internal and external cash flow models, which are developed based on spreads and, when available, market indices. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party may be adjusted accordingly.

For those securities that were internally valued at December 31, 2016 and 2015, the pricing model used by the Company utilizes current spread levels of similarly rated securities to determine the market discount rate for the security.  Furthermore, appropriate risk premiums for illiquidity and non-performance are incorporated in the discount rate.  Cash flows, as estimated by the Company using issuer-specific default statistics and prepayment assumptions, are discounted to determine an estimated fair value.

On an ongoing basis, the Company reviews the independent pricing services’ valuation methodologies and related inputs, and evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy distribution based upon trading activity and the observability of market inputs. Based on the results of this evaluation, each price is classified into Level 1, 2, or 3. Most prices provided by independent pricing services, including broker-dealer quotes, are classified into Level 2 due to their use of market observable inputs.

Commercial Mortgage Loans
Fair values are generally determined by discounting expected future cash flows at current market interest rates, inclusive of a credit spread, for similar quality loans. For loans whose value is dependent upon the underlying property, fair value is determined to be the estimated value of the collateral. Certain characteristics considered significant in determining the spread or collateral value may be based on internally developed estimates. As a result, these investments have been classified as Level 3 within the fair value hierarchy.

Policy Loans
Policy loans are funds provided to policyholders in return for a claim on the policies values and function like demand deposits which are redeemable upon repayment, death or surrender, and there is only one market price at which the transaction could be settled - the then current carrying value.  The funds provided are limited to the cash surrender value of the underlying policy.  The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy.  Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy.  Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans approximates fair value.

33

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

Freestanding Derivative Instruments
Freestanding derivative instruments are reported at fair value, which reflects the estimated amounts, net of payment accruals, which the Company would receive or pay upon sale or termination of the contracts at the reporting date. Changes in fair value are included in other net investment losses. Freestanding derivatives priced using third party pricing services incorporate inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

Freestanding derivative instruments classified as Level 1 include futures, which are traded on active exchanges. Freestanding derivative instruments classified as Level 2 include interest rate swaps, cross currency swaps, credit default swaps, put-swaptions and certain equity index call and put options. These derivative valuations are determined by third-party pricing services using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Freestanding derivative instruments classified as Level 3 include interest rate contingent options that are valued by third-party pricing services utilizing significant unobservable inputs.

Limited Partnerships
Fair value for limited partnership interests, which are included in other invested assets, is determined using the proportion of Jackson’s investment in each fund (“NAV equivalent”) as a practical expedient for fair value. No adjustments to these amounts were deemed necessary at December 31, 2016 or 2015. As a result of using the net asset value per share practical expedient, limited partnerships are no longer classified in the fair value hierarchy.

The Company’s limited partnership investments are not redeemable and distributions received are generally the result of liquidation of the underlying assets of the partnerships. The term of Jackson’s interest in the partnerships is generally ten years, but may be extended for a period of time under provisions within the partnership agreements, if applicable. The Company generally has the ability under the partnership agreements to sell its interest to another limited partner with the prior written consent of the general partner. It is not probable and there is no instance where Jackson contemplated selling a limited partnership interest for an amount different from its NAV equivalent.

Cash and Cash Equivalents
Cash and cash equivalents primarily include money market instruments and bank deposits. Certain money market instruments are valued using unadjusted quoted prices in active markets and are classified as Level 1.

Receivables from Affiliates
The Company’s receivables from affiliates are set equal to the carrying value and are classified as Level 3.

Separate Account Assets and Liabilities
Separate account assets are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publically available, and are categorized as Level 2 assets. The values of separate account liabilities are set equal to the values of separate account assets.

Other Contract Holder Funds
Fair values for immediate annuities without mortality features are derived by discounting the future estimated cash flows using current market interest rates for similar maturities. Fair values for deferred annuities, including fixed index annuities, are determined using projected future cash flows discounted at current market interest rates.

The fair value of the fixed index annuities embedded option, incorporating such factors as the volatility of returns, the level of interest rates and the time remaining until the option expires, is calculated using the closed form Black-Scholes Option Pricing model or Monte Carlo simulations, as appropriate for the type of option. Additionally, assumed withdrawal rates are used to estimate the expected volume of embedded options that will be realized by policyholders.

Fair values for guaranteed investment contracts are based on the present value of future cash flows discounted at current market interest rates.

Fair values for trust instruments supported by funding agreements are based on the present value of future cash flows discounted at current market interest rates, plus the fair value of any embedded derivatives that are not required to be reported separately.

34

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

Fair values of the FHLBI funding agreements are based on the present value of future cash flows discounted at current market interest rates.

Funds Held Under Reinsurance Treaties
The fair value of the funds held is equal to the fair value of the assets held as collateral, which primarily consist of policy loans and fixed maturities.

Debt
Fair values for the Company’s surplus notes and other long-term debt are generally determined by prices obtained from independent broker dealers or discounted cash flow models.  Such prices are derived from market observable inputs and are classified as Level 2.  The Squire Surplus Note is set equal to the carrying value and is classified as Level 3.

Securities Lending Payable
The Company’s securities lending payable is set equal to the cash collateral received. Due to the short-term nature of the loans, carrying value is a reasonable estimate of fair value and is classified as Level 2.

Repurchase Agreements
Carrying value of the Company’s repurchase agreements, which are included in other liabilities, is considered a reasonable estimate of fair value due to their short-term maturities and are classified as Level 2.

Federal Home Loan Bank Advances
Carrying value of the Company’s Federal Home Loan Bank advances, which are included in other liabilities, is considered a reasonable estimate of fair value due to their short-term maturities and are classified as Level 2.

Certain Guaranteed Benefits
Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Certain benefits, primarily non-life contingent components of guaranteed minimum withdrawal benefits (“GMWB”), guaranteed minimum accumulation benefits (“GMAB”) and the reinsurance recoverable on the Company’s guaranteed minimum income benefits (“GMIB”), are recorded at fair value. Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits.

Non-life contingent components of GMWBs and GMABs are recorded at fair value with changes in fair value recorded in other net investment losses. The fair value of the reserve is based on the expectations of future benefit payments and certain future fees associated with the benefits. At the inception of the contract, the Company attributes to the embedded derivative a portion of total fees collected from the contract holder, which is then held static in future valuations. Those fees, generally referred to as the attributed fees, are set such that the present value of the attributed fees is equal to the present value of future claims expected to be paid under the guaranteed benefit at the inception of the contract. In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative. Jackson discontinued offering the GMAB in 2011.

Jackson’s GMIB book is reinsured through an unrelated party and, due to the net settlement provisions of the reinsurance agreement, this contract meets the definition of a derivative. Accordingly, the GMIB reinsurance agreement is recorded at fair value, with changes in fair value recorded in other net investment losses. Due to the inability to economically reinsure or hedge new issues of the GMIB, the Company discontinued offering the benefit in 2009.

Fair values for GMWB and GMAB embedded derivatives, as well as GMIB reinsurance recoverables, are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.

The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations concerning policyholder behavior. Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to funds, fund performance and discount rates. The more significant actuarial assumptions include benefit utilization by policyholders under varying conditions, fund allocation, persistency, mortality, and withdrawal rates. Best estimate assumptions plus risk margins are used as applicable.

35

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

At each valuation date, the Company assumes expected returns based on the greater of LIBOR swap rates and constant maturity treasury rates as of that date to determine the value of expected future cash flows produced in a stochastic process. Volatility assumptions are based on a weighting of available market data for implied market volatility for durations up to 10 years, grading to a historical volatility level by year 15, where such long-term historical volatility levels contain an explicit risk margin. Additionally, non-performance risk is incorporated into the calculation through the use of discount rates based on a AA corporate credit curve as an approximation of Jackson’s own credit risk. Risk margins are also incorporated into the model assumptions, particularly for policyholder behavior. Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience.

As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

The use of the models and assumptions described above requires a significant amount of judgment. Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance. However, the ultimate settlement amount of the asset or liability, which is currently unknown, could likely be significantly different than this fair value.

Assets and Liabilities Measured at Fair Value on a Recurring Basis
The following tables summarize the Company’s assets and liabilities that are carried at fair value by hierarchy levels (in thousands):

	December 31, 2016
	Total	Level 1	Level 2	Level 3
Assets
Fixed maturities
U.S. government securities	$6,287,550	$6,287,550	$—	$—
Other government securities	945,729	—	945,729	—
Public utilities	4,711,019	—	4,711,019	—
Corporate securities	32,701,036	—	32,701,036	—
Residential mortgage-backed	1,268,539	—	1,268,535	4
Commercial mortgage-backed	2,729,392	—	2,729,392	—
Other asset-backed securities	1,295,486	—	1,295,486	—
Trading securities	415,122	139,930	275,081	111
Policy loans	3,301,038	—	—	3,301,038
Derivative instruments	1,030,133	—	1,011,163	18,970
GMIB reinsurance recoverable	304,927	—	—	304,927
Separate account assets	148,791,796	—	148,791,796	—
Total	$203,781,767	$6,427,480	$193,729,237	$3,625,050

Liabilities
Embedded derivative liabilities (1)	$3,363,639	$—	$1,075,766	$2,287,873
Funds held under reinsurance treaties	3,523,106	—	—	3,523,106
Derivative instruments	78,802	—	78,802	—
Total	$6,965,547	$—	$1,154,568	$5,810,979

(1) Includes the embedded derivative liabilities related to GMWB reserves and fixed index annuities.

36

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

	December 31, 2015
	Total	Level 1	Level 2	Level 3
Assets
Fixed maturities
U.S. government securities	$5,204,668	$5,204,668	$—	$—
Other government securities	1,045,803	—	1,045,803	—
Public utilities	4,470,147	—	4,470,147	—
Corporate securities	32,771,275	—	32,771,275	—
Residential mortgage-backed	1,884,182	—	1,884,175	7
Commercial mortgage-backed	3,500,247	—	3,500,061	186
Other asset-backed securities	926,718	—	920,268	6,450
Trading securities	285,154	128,920	122,786	33,448
Policy loans	3,216,123	—	—	3,216,123
Derivative instruments	1,333,320	—	1,235,968	97,352
GMIB reinsurance recoverable	329,753	—	—	329,753
Separate account assets	134,157,891	—	134,157,891	—
Total	$189,125,281	$5,333,588	$180,108,374	$3,683,319

Liabilities
Embedded derivative liabilities (1)	$3,352,075	$—	$1,167,979	$2,184,096
Funds held under reinsurance treaties	3,459,645	—	—	3,459,645
Derivative instruments	367,439	—	367,439	—
Total	$7,179,159	$—	$1,535,418	$5,643,741

(1) Includes the embedded derivative liabilities related to GMWB reserves and fixed index annuities.

37

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Level 3 Assets and Liabilities by Price Source
The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources (in thousands).

	December 31, 2016
Assets	Total	Internal	External
Fixed Maturities
Residential mortgage-backed	$4	$4	$—
Trading securities	111	111	—
Policy loans	3,301,038	3,301,038	—
Derivative instruments	18,970	—	18,970
GMIB reinsurance recoverable	304,927	304,927	—
Total	$3,625,050	$3,606,080	$18,970

Liabilities
Embedded derivative liabilities (1)	$2,287,873	$2,287,873	$—
Funds held under reinsurance treaties	3,523,106	3,523,106	—
Total	$5,810,979	$5,810,979	$—

	December 31, 2015
Assets	Total	Internal	External
Fixed Maturities
Residential mortgage-backed	7	7	—
Commercial mortgage-backed	186	186	—
Other asset-backed securities	6,450	6,450	—
Trading securities	33,448	111	33,337
Policy loans	3,216,123	3,216,123	—
Derivative instruments	97,352	—	97,352
GMIB reinsurance recoverable	329,753	329,753	—
Total	$3,683,319	$3,552,630	$130,589

Liabilities
Embedded derivative liabilities (1)	$2,184,096	$2,184,096	$—
Funds held under reinsurance treaties	3,459,645	3,459,645	—
Total	$5,643,741	$5,643,741	$—

(1) Includes the embedded derivatives related to GMWB reserves.

External pricing sources for securities represent unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

38

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities
The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities (in thousands):

	December 31, 2016
	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Range in bps (Weighted Average)	Impact of Increase in Input on Fair Value
Assets
Policy loans	3,301,038	Outstanding balance	N/A	N/A	N/A
GMIB reinsurance recoverable	304,927	Discounted cash flow	See below	See below	See below
Total	$3,605,965

Liabilities
Embedded derivative liabilities	$2,287,873	Discounted cash flow	See below	See below	See below
Funds held under reinsurance treaties	3,523,106	Carrying value of asset	N/A	N/A	N/A
Total	$5,810,979

	December 31, 2015
	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Range in bps (Weighted Average)	Impact of Increase in Input on Fair Value
Assets
Fixed maturities
Other asset-backed securities	$6,450	Discounted cash flow	Discount rate	277-395 (358)	Decrease
Policy loans	3,216,123	Outstanding balance	N/A	N/A	N/A
GMIB reinsurance recoverable	329,753	Discounted cash flow	See below	See below	See below
Total	$3,552,326

Liabilities
Embedded derivative liabilities	$2,184,096	Discounted cash flow	See below	See below	See below
Funds held under reinsurance treaties	3,459,645	Carrying value of asset	N/A	N/A	N/A
Total	$5,643,741

Sensitivity to Changes in Unobservable Inputs
The following is a general description of sensitivities of significant unobservable inputs and their impact on the fair value measurement for the assets and liabilities reflected in the table above.

Commercial mortgage-backed securities and other asset-backed securities classified in Level 3 are fair valued using a discounted cash flow model. Unobservable inputs include an internally developed discount rate. Significant increases (decreases) in the discount rate would result in a significantly lower (higher) fair value measurement.

As of December 31, 2016 and 2015, securities of $115 thousand and $304 thousand, respectively, are fair valued using techniques incorporating unobservable inputs and are classified in Level 3 of the fair value hierarchy. For these assets, their unobservable inputs and ranges of possible inputs do not materially affect their fair valuations and have been excluded from the quantitative information in the table above.

The GMIB reinsurance recoverable fair value calculation is based on the present value of future cash flows comprised of future expected reinsurance benefit receipts, less future attributed premium payments to reinsurers, over the lives of the contracts. Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior and long-term market volatility. The more significant policyholder behavior actuarial assumptions include benefit utilization, fund allocation, persistency, and mortality. In general, an increase (decrease) in assumed benefit utilization would increase (decrease) the fair value of the reinsurance recoverable; an increase (decrease) in allocation to equity funds would increase (decrease) the fair value of the reinsurance recoverable; an increase (decrease) in assumed persistency would increase (decrease) the fair value of the reinsurance recoverable; an increase (decrease) in assumed mortality would decrease (increase) the fair value of the reinsurance recoverable; and an increase (decrease) in long-term market volatility would increase (decrease) the fair value of the reinsurance recoverable.

39

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

Embedded derivative liabilities classified in Level 3 represent the fair value of GMWB and GMAB liabilities.  These fair value calculations are based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts.   Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior and long-term market volatility.  The more significant policyholder behavior actuarial assumptions include benefit utilization, fund allocation, persistency, and mortality.  In general, an increase (decrease) in assumed benefit utilization would increase (decrease) the fair value of the liabilities; an increase (decrease) in allocation to equity funds would increase (decrease) the fair value of the liabilities; an increase (decrease) in assumed persistency would increase (decrease) the fair value of the liabilities; an increase (decrease) in assumed mortality would decrease (increase) the fair value of the liabilities; and an increase (decrease) in long-term market volatility would increase (decrease) the fair value of the liabilities.

40

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

The tables below provide rollforwards for 2016 and 2015 of the financial instruments for which significant unobservable inputs (Level 3) are used in the fair value measurement. Gains and losses in the table below include changes in fair value due partly to observable and unobservable factors. The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments hedging the related risks may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the impact of the derivative instruments reported in Level 3 may vary significantly from the total income effect of the hedged instruments. Additionally, the Company’s policy for determining and disclosing transfers between levels is to recognize transfers using beginning of period balances.

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	(out of)	December 31,
(in thousands)	2016	Income	Income	Settlements	Level 3	2016
Assets
Fixed maturities
Residential mortgage-backed	$7	$33	$—	$(36)	$—	$4
Commercial mortgage-backed	186	5,441	(186)	(5,441)	—	—
Other asset-backed securities	6,450	—	—	—	(6,450)	—
Trading securities	33,448	—	—	(33,337)	—	111
Policy loans	3,216,123	2,921	—	81,994	—	3,301,038
Derivative instruments	97,352	(117,105)	—	38,723	—	18,970
GMIB reinsurance recoverable	329,753	(24,826)	—	—	—	304,927

Liabilities
Embedded derivative liabilities (1)	$(2,184,096)	$(103,777)	$—	$—	$—	$(2,287,873)
Funds held under reinsurance treaties	(3,459,645)	(2,975)	(1,846)	(58,640)	—	(3,523,106)

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	(out of)	December 31,
(in thousands)	2015	Income	Income	Settlements	Level 3	2015
Assets
Fixed maturities
Corporate securities	$281	$(368)	$87	$—	$—	$—
Residential mortgage-backed	11	17	—	(21)	—	7
Commercial mortgage-backed	9,386	(898)	547	(8,849)	—	186
Other asset-backed securities	11,490	9	80	(103)	(5,026)	6,450
Trading securities	36,726	3,688	—	(6,966)	—	33,448
Policy loans	3,156,550	3,797	—	55,776	—	3,216,123
Derivative instruments	—	(120,258)	—	110,295	107,315	97,352
GMIB reinsurance recoverable	338,694	(8,941)	—	—	—	329,753

Liabilities
Embedded derivative liabilities (1)	$(1,744,240)	$(439,856)	$—	$—	$—	$(2,184,096)
Funds held under reinsurance treaties	(3,431,854)	(3,789)	(128)	(23,874)	—	(3,459,645)

(1) Includes the embedded derivative related to GMWB reserves.

41

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

The components of the amounts included in purchases, sales, issuances and settlements for years ended December 31, 2016 and 2015 shown above are as follows (in thousands):

	December 31, 2016
	Purchases	Sales	Issuances	Settlements	Total
Assets
Fixed maturities
Residential mortgage-backed	$—	$(36)	$—	$—	$(36)
Commercial mortgage-backed	—	(5,441)	—	—	(5,441)
Trading securities	—	(33,337)	—	—	(33,337)
Policy loans	—	—	248,471	(166,477)	81,994
Derivative instruments	39,573	(850)	—	—	38,723
Total	$39,573	$(39,664)	$248,471	$(166,477)	$81,903

Liabilities
Funds held under reinsurance treaties	$—	$—	$(409,532)	$350,892	$(58,640)

	December 31, 2015
	Purchases	Sales	Issuances	Settlements	Total
Assets
Fixed maturities
Residential mortgage-backed	—	(21)	—	—	(21)
Commercial mortgage-backed	—	(8,849)	—	—	(8,849)
Other asset-backed securities	—	(103)	—	—	(103)
Trading securities	640	(7,606)	—	—	(6,966)
Policy loans	—	—	312,479	(256,703)	55,776
Derivative instruments	110,849	(554)	—	—	110,295
Total	$111,489	$(17,133)	$312,479	$(256,703)	$150,132

Liabilities
Funds held under reinsurance treaties	$—	$—	$(355,482)	$331,608	$(23,874)

As a result of the Company being able to obtain pricing from an independent pricing service utilizing significant observable inputs, securities with a fair value of $6.4 million and $5.0 million were transferred from Level 3 to Level 2 during 2016 and 2015, respectively. There were no transfers from Level 2 to Level 3 during 2016. During 2015, an unobservable input became a significant contribution to the fair value estimates for certain derivative instruments, of which $107.3 million were transferred from Level 2 to Level 3. There were no transfers between Level 1 and 2 of the fair value hierarchy in 2016 or 2015.

42

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

The portion of gains (losses) included in net income or other comprehensive income attributable to the change in unrealized gains and losses on Level 3 financial instruments still held at December 31, 2016 and 2015 was as follows (in thousands):

	2016	2015
Assets
Fixed maturities
Corporate securities	$—	$(281)
Residential mortgage-backed	—	17
Other asset-backed securities	—	89
Trading securities	—	3,598
Derivative instruments	(73,175)	(103,484)
GMIB reinsurance recoverable	(24,826)	(8,941)

Liabilities
Embedded derivative liabilities	$(103,777)	$(439,856)
Funds held under reinsurance treaties	(1,846)	(128)

Fair Value of Financial Instruments Carried at Other Than Fair Value
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value (in thousands).

		December 31, 2016		December 31, 2015
	Fair Value Hierarchy Level	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
Commercial mortgage loans	Level 3	$7,482,233	$7,555,143	$6,436,636	$6,588,152
Policy loans	Level 3	1,245,123	1,245,123	1,279,832	1,279,832
Receivables from affiliates	Level 3	344,100	344,100	100	100

Liabilities
Other contract holder funds
Annuity reserves (1)	Level 3	$37,999,861	$42,865,834	$37,362,204	$40,869,450
Reserves for guaranteed investment contracts	Level 3	1,875,816	1,876,930	1,816,501	1,822,597
Trust instruments supported by funding agreements	Level 3	3,836,441	3,879,525	2,542,491	2,556,792
Federal Home Loan Bank funding agreements	Level 3	1,784,040	1,782,493	1,873,747	1,860,010
Debt - Squire Surplus Note	Level 3	344,000	344,000	—	—
Debt - all other	Level 2	341,949	422,461	346,957	427,500
Securities lending payable	Level 2	119,608	119,608	279,002	279,002
Repurchase agreements	Level 2	411,857	411,857	—	—
Federal Home Loan Bank advances	Level 2	500,071	500,071	—	—
Separate account liabilities (2)	Level 2	148,791,796	148,791,796	134,157,891	134,157,891

(1) Annuity reserves represent only the components of other contract holder funds that are considered to be financial instruments.
(2) The values of separate account liabilities are set equal to the values of separate account assets.

Fair Value Option
The Company elected the fair value option for certain assets, which are held as collateral for reinsurance. Accordingly, the Company established a funds held liability, for which the Company also elected the fair value option. The value of the funds held liability is equal to the fair value of the assets held as collateral. The income and any changes in unrealized gains and losses on these assets and the corresponding funds held liability are included in net investment income and have no impact on the Company’s consolidated income statements. Income and changes in unrealized gains and losses on other assets for which the Company has elected the fair value option are immaterial to the Company’s consolidated financial statements.

43

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

6.	Deferred Acquisition Costs and Deferred Sales Inducements

The balances of and changes in deferred acquisition costs, as of and for the years ended December 31, were as follows (in thousands):

	2016	2015	2014
Balance, beginning of year	$8,438,804	$7,455,336	$6,212,220
Deferrals of acquisition costs	903,479	1,102,213	1,093,265
Amortization related to:
Operations	(511,028)	(711,391)	(708,735)
Derivatives	793,306	171,657	1,012,613
Net realized gains	(26,981)	(7,972)	(19,141)
Total amortization	255,297	(547,706)	284,737
Unrealized investment losses (gains)	80,483	428,961	(134,886)
Balance, end of year	$9,678,063	$8,438,804	$7,455,336

The balances of and changes in deferred sales inducements, which are reported in other assets, as of and for the years ended December 31, were as follows (in thousands):

	2016	2015	2014
Balance, beginning of year	$754,690	$768,272	$784,285
Deferrals of sales inducements	19,978	24,584	30,238
Amortization related to:
Operations	(112,698)	(108,127)	(122,943)
Derivatives	21,618	(3,727)	105,082
Net realized gains	(4,365)	(1,300)	(3,312)
Total amortization	(95,445)	(113,154)	(21,173)
Unrealized investment losses (gains)	17,413	74,988	(25,078)
Balance, end of year	$696,636	$754,690	$768,272

7.	Reinsurance

The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures. However, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The Company reinsures certain of its risks to other reinsurers under a coinsurance, modified coinsurance, yearly renewable term, or, with Brooke Life, a monthly renewable term basis. The Company regularly monitors the financial strength rating of its reinsurers.

The Company has also acquired certain lines of business that are wholly ceded to non-affiliates. These include both direct and assumed accident and health business, direct and assumed life insurance business, and certain institutional annuities.

Jackson’s GMIBs are reinsured with an unrelated party and, due to the net settlement provisions of the reinsurance agreement, meet the definition of a derivative. Accordingly, the GMIB reinsurance agreement is recorded at fair value on the Company’s consolidated balance sheets, with changes in fair value recorded in other net investment losses.

The Company has three retro treaties with SRZ. Pursuant to these retro treaties, the Company ceded to SRZ on a 100% coinsurance basis, subject to pre-existing reinsurance with other parties, certain blocks of business. These blocks of business include disability income and accident and health business, a mix of life and annuity insurance business, and corporate owned life insurance business.

Pursuant to the retro treaties, the Company holds certain assets, primarily policy loans and fixed maturities, as collateral. This collateral is reported as a liability as funds held under reinsurance treaties on the consolidated balance sheets. This funds held liability was $3.5 billion at both December 31, 2016 and 2015.

44

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

The effect of reinsurance on premium was as follows (in thousands):
	Years Ended December 31,
	2016	2015	2014
Direct premium:
Life	$578,120	$600,689	$642,010
Accident and health	54,900	60,002	65,024
Plus reinsurance assumed:
Life	56,559	59,069	67,558
Accident and health	9,246	10,514	11,893
Less reinsurance ceded:
Life	(388,949)	(376,283)	(427,173)
Annuity guaranteed benefits	(16,119)	(17,066)	(18,054)
Accident and health	(64,146)	(70,516)	(76,917)
Total premium	$229,611	$266,409	$264,341

The effect of reinsurance on benefits was as follows (in thousands):
	Years Ended December 31,
	2016	2015	2014
Direct benefits:
Life	$1,331,018	$1,351,975	$1,407,976
Accident and health	126,525	134,447	108,323
Annuity guaranteed benefits	123,629	93,473	60,121
Plus reinsurance assumed:
Life	228,129	248,217	244,807
Accident and health	28,136	31,444	32,694
Less reinsurance ceded:
Life	(534,486)	(574,634)	(599,852)
Accident and health	(154,661)	(165,891)	(141,017)
Deferral of contract enhancements	(7,669)	(11,970)	(16,258)
Change in reserves, net of reinsurance	(140,341)	(109,315)	86,886
Total benefits	$1,000,280	$997,746	$1,183,680

Components of the Company’s reinsurance recoverable were as follows (in thousands):
	December 31,
	2016	2015
Reserves:
Life	$6,798,865	$6,988,682
Accident and health	604,827	610,835
Guaranteed minimum income benefits	304,927	329,753
Other annuity benefits	217,361	227,492
Claims liability	994,554	989,695
Other	7,025	7,805
Total	$8,927,559	$9,154,262

Included in the reinsurance recoverable were reserves ceded to Brooke Life of $39.4 million and $36.2 million at December 31, 2016 and 2015, respectively. At December 31, 2016, the largest amount ceded to any reinsurer totaled $6.2 billion, which was primarily related to the retro treaties, which are fully collateralized.

45

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

The following table sets forth the Company’s net life insurance in-force (in millions):

	December 31,
	2016	2015
Direct life insurance in-force	$213,022	$231,934
Amounts assumed from other companies	21,288	22,301
Amounts ceded to other companies	(145,500)	(140,428)
Net life insurance in-force	$88,810	$113,807

8.	Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds
The following table sets forth the Company’s reserves for future policy benefits and claims payable balances (in thousands):

	December 31,
	2016	2015
Traditional life	$5,876,822	$6,262,942
Guaranteed benefits	4,214,555	4,072,203
Claims payable	933,799	901,226
Accident and health	1,394,669	1,412,689
Other	1,048,104	1,087,149
Total	$13,467,949	$13,736,209

For traditional life insurance contracts, which include term and whole life, reserves are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest rates, persistency and expenses, plus provisions for adverse deviation. These assumptions are not unlocked unless the reserve is determined to be deficient.

The Company’s liability for future policy benefits also includes liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts, which are further discussed in Note 9.

The following table sets forth the Company’s liabilities for other contract holder funds balances (in thousands):

	December 31,
	2016	2015
Interest-sensitive life	$12,964,116	$13,168,029
Variable annuity fixed option	8,979,125	8,103,623
Fixed annuity	19,221,357	19,384,788
Fixed index annuity	12,203,448	12,290,965
GICs, funding agreements and FHLB advances	7,496,297	6,232,739
Total	$60,864,343	$59,180,144

For interest-sensitive life contracts, liabilities approximate the policyholder’s account value, plus the remaining balance of the fair value adjustment related to previously acquired business, which is further discussed below. The liability for fixed index annuities is based on three components, 1) the imputed value of the underlying guaranteed host contract, 2) the fair value of the embedded option component of the contract, and 3) the liability for guaranteed benefits related to the optional lifetime income rider. For fixed annuities and other investment contracts, as detailed in the above table, the liability is the policyholder’s account value, plus the unamortized balance of the fair value adjustment related to previously acquired business. At December 31, 2016, the Company had interest sensitive life business with minimum guaranteed interest rates ranging from 2.5% to 6.0%, with a 4.66% average guaranteed rate and fixed interest rate annuities with minimum guaranteed rates ranging from 1.0% to 5.5% and a 2.35% average guaranteed rate.

The Company recorded a fair value adjustment related to certain annuity and interest sensitive liability blocks of business to reflect the cost of the interest guarantees within the inforce liabilities, based on the difference between the guaranteed interest rate and an assumed new money guaranteed interest rate. This adjustment was recorded in reserves for future policy benefits and claims payable. This component of the reserve is reassessed at the end of each period, taking into

46

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

account changes in the inforce block. Any resulting change in the reserve is recorded as a change in reserve through the consolidated income statements.

At both December 31, 2016 and 2015, approximately 88% of the Company’s fixed interest rate annuity account values correspond to crediting rates that are at the minimum guaranteed interest rates. The following tables show the distribution of the fixed interest rate annuities’ account values within the presented ranges of minimum guaranteed interest rates (in millions):

	December 31, 2016

Minimum Guaranteed Interest Rate	Account Value
	Fixed	Fixed Index	Variable	Total
1%	$2,916.8	$1,912.8	$4,763.6	$9,593.2
>1.0% - 2.0%	1,136.1	7,011.2	2,606.3	10,753.6
>2.0% - 3.0%	8,712.6	3,279.4	1,609.2	13,601.2
>3.0% - 4.0%	1,799.7	—	—	1,799.7
>4.0% - 5.0%	2,414.6	—	—	2,414.6
>5.0% - 5.5%	304.7	—	—	304.7
Total	$17,284.5	$12,203.4	$8,979.1	$38,467.0

	December 31, 2015

Minimum Guaranteed Interest Rate	Account Value
	Fixed	Fixed Index	Variable	Total
1%	$2,496.7	$1,848.8	$3,850.2	$8,195.7
>1.0% - 2.0%	1,394.6	7,076.3	2,813.8	11,284.7
>2.0% - 3.0%	9,018.6	3,365.9	1,439.6	13,824.1
>3.0% - 4.0%	1,861.9	—	—	1,861.9
>4.0% - 5.0%	2,416.0	—	—	2,416.0
>5.0% - 5.5%	312.4	—	—	312.4
Total	$17,500.2	$12,291.0	$8,103.6	$37,894.8

At both December 31, 2016 and 2015, approximately 81% of the Company’s interest sensitive life business account values correspond to crediting rates that are at the minimum guaranteed interest rates. The following table shows the distribution of the interest sensitive life business account values within the presented ranges of minimum guaranteed interest rates, excluding the business that is subject to the previously mentioned retro treaties (in millions):

Minimum Guaranteed Interest Rate	Account Value - Interest Sensitive Life
	December 31,
	2016	2015
>2.0% - 3.0%	$299.7	$300.6
>3.0% - 4.0%	3,305.8	3,422.5
>4.0% - 5.0%	2,882.5	2,981.6
>5.0% - 6.0%	2,272.4	2,320.3
Subtotal	8,760.4	9,025.0
Retro treaties	4,203.7	4,143.0
Total	$12,964.1	$13,168.0

The Company has established a European Medium Term Note program, with up to $5.8 billion in aggregate principal amount outstanding at any one time. Jackson National Life Funding, LLC was formed as a special purpose vehicle solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements. The carrying values at December 31, 2016 and 2015 totaled $3.7 million and $11.4 million, respectively.

47

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

The Company has established a $17.0 billion aggregate Global Medium Term Note program. Jackson National Life Global Funding was formed as a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements. The carrying values at December 31, 2016 and 2015 totaled $3.8 billion and $2.5 billion, respectively.

Those Medium Term Note instruments issued in a foreign currency have been hedged for changes in exchange rates using cross-currency swaps. The fair value of derivatives embedded in funding agreements, as well as unrealized foreign currency transaction gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency translation gains and losses using exchange rates as of the reporting date. Foreign currency translation gains and losses are included in other net investment losses.

Jackson and Squire Re are members of the FHLBI primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with short-term and long-term funding facilities. Advances are in the form of short-term or long-term notes or funding agreements issued to FHLBI. At December 31, 2016 and 2015, the Company held $125.4 million and $99.3 million, respectively, of FHLBI capital stock, supporting $2.4 billion and $2.0 billion in funding agreements, short-term and long-term borrowing capacity in 2016 and 2015, respectively.

9.	Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees
The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (“traditional variable annuities”). The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (“variable contracts with guarantees”) either a) return of no less than total deposits made to the account adjusted for any partial withdrawals, b) total deposits made to the account adjusted for any partial withdrawals plus a minimum return, or c) the highest account value on a specified anniversary date adjusted for any withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (GMDB), at annuitization (GMIB), upon the depletion of funds (GMWB) or at the end of a specified period (GMAB).

The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for separate account liabilities. Liabilities for guaranteed benefits are general account obligations and are reported in reserves for future policy benefits and claims payable. Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue as fee income. Changes in liabilities for minimum guarantees are reported within death, other policy benefits and change in policy reserves within the consolidated income statements with the exception of changes in embedded derivatives, which are included in other net investment losses. Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the consolidated income statements.

48

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

At December 31, 2016 and 2015, the Company provided variable annuity contracts with guarantees, for which the net amount at risk (“NAR”) is defined as the amount of guaranteed benefit in excess of current account value, as follows (dollars in millions):

					Average
					Period
				Weighted	until
December 31, 2016	Minimum	Account	Net Amount	Average	Expected
	Return	Value	at Risk	Attained Age	Annuitization
Return of net deposits plus a minimum return
GMDB	0-6%	$115,553.0	$3,067.9	65.6 years
GMWB - Premium only	0%	2,740.0	48.5
GMWB	0-5%*	316.4	27.7
GMAB - Premium only	0%	53.9	0.1
Highest specified anniversary account value minus withdrawals post-anniversary
GMDB		10,872.2	427.7	66.0 years
GMWB - Highest anniversary only		3,063.6	154.8
GMWB		923.0	102.5
Combination net deposits plus minimum return, highest specified anniversary account value minus withdrawals post-anniversary
GMDB	0-6%	6,560.2	864.1	68.7 years
GMIB	0-6%	1,970.7	734.6		0.5 years
GMWB	0-8%*	105,531.4	11,483.7

					Average
					Period
				Weighted	until
December 31, 2015	Minimum	Account	Net Amount	Average	Expected
	Return	Value	at Risk	Attained Age	Annuitization
Return of net deposits plus a minimum return
GMDB	0-6%	$104,252.0	$3,853.1	65.3 years
GMWB - Premium only	0%	2,824.5	82.0
GMWB	0-5%*	338.0	33.4
GMAB - Premium only	0%	65.8	0.1
Highest specified anniversary account value minus withdrawals post-anniversary
GMDB		10,328.9	864.9	65.4 years
GMWB - Highest anniversary only		2,984.1	298.2
GMWB		1,028.7	148.9
Combination net deposits plus minimum return, highest specified anniversary account value minus withdrawals post-anniversary
GMDB	0-6%	5,996.8	943.4	68.3 years
GMIB	0-6%	2,096.1	763.2		0.5 years
GMWB	0-8%*	94,217.0	11,434.1

* Ranges shown based on simple interest. The upper limits of 5% or 8% simple interest are approximately equal to 4.1% and 6%, respectively, on a compound interest basis over a typical 10-year bonus period.

49

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

Amounts shown as GMWB above include a ‘not-for-life’ component up to the point at which the guaranteed withdrawal benefit is exhausted, after which benefits paid are considered to be ‘for-life’ benefits. The liability related to this ‘not-for-life’ portion is valued as an embedded derivative, while the ‘for-life’ benefits are valued as an insurance liability (see below). For this table, the net amount at risk of the ‘not-for-life’ component is the undiscounted excess of the guaranteed withdrawal benefit over the account value, and that of the ‘for-life’ component is the estimated value of additional life contingent benefits paid after the guaranteed withdrawal benefit is exhausted.

Account balances of contracts with guarantees were invested in variable separate accounts as follows (in millions):

	December 31,
Fund type:	2016	2015
Equity	$90,737.7	$81,783.2
Bond	18,590.2	17,001.3
Balanced	21,551.2	19,965.2
Money market	1,228.1	1,227.2
Total	$132,107.2	$119,976.9

GMDB liabilities reflected in the general account were as follows (in millions):

	2016	2015
Balance at January 1	$855.1	$786.7
Incurred guaranteed benefits	115.9	157.2
Paid guaranteed benefits	(112.7)	(88.8)
Balance at December 31	$858.3	$855.1

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the liability balance through the consolidated income statement, within death, other policy benefits and change in policy reserves, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at both December 31, 2016 and 2015 (except where otherwise noted):

1)	Use of a series of stochastic investment performance scenarios, based on historical average market volatility.

2)	Mean investment performance assumption of 7.4% after investment management fees, but before investment advisory fees and mortality and expense charges.

3)	Mortality equal to 36% to 100% of the Annuity 2000 table.

4)
Lapse rates varying by contract type, duration and degree the benefit is in-the-money and ranging from 0.5% to 40.0%, with an average of 3.5% during the surrender charge period and 8.3% thereafter (2015: 8.5%).

5)	Discount rates: 7.4% on 2013 and later issues, 8.4% on 2012 and prior issues.

Most GMWB reserves are considered to be derivatives under current accounting guidance and are recognized at fair value, as previously defined, with the change in fair value reported in net income. The fair value of these liabilities is determined using stochastic modeling and inputs as further described in Note 5. The fair valued GMWB had a reserve liability of $2,288.3 million and $2,184.7 million at December 31, 2016 and 2015, respectively, and was reported in reserves for future policy benefits and claims payable.

Jackson has also issued certain GMWB products that guarantee payments over a lifetime. Reserves for the portion of these benefits after the point where the guaranteed withdrawal balance is exhausted are calculated using assumptions and methodology similar to the GMDB liability. At December 31, 2016 and 2015, these GMWB reserves totaled $91.1 million and $56.7 million, respectively, and were reported in reserves for future policy benefits and claims payable.

50

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

GMAB benefits were offered on some variable annuity plans. However, the Company no longer offers these benefits. The GMAB had an asset value of $0.4 million and $0.7 million at December 31, 2016 and 2015, respectively.

The direct GMIB liability is determined at each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating the direct GMIB liability are consistent with those used for calculating the GMDB liability. At December 31, 2016 and 2015, GMIB reserves before reinsurance totaled $24.2 million and $20.5 million, respectively.

Other Liabilities - Insurance and Annuitization Benefits
The Company has established additional reserves for life insurance business for universal life (“UL”) plans with secondary guarantees, interest-sensitive life (“ISWL”) plans that exhibit “profits followed by loss” patterns and account balance adjustments to tabular guaranteed cash values on one interest-sensitive life plan.

Liabilities for these benefits have been established according to the methodologies described below:

	December 31, 2016			December 31, 2015
Benefit Type	Liability (in millions)	Net Amount at Risk (in millions)	Weighted Average Attained Age	Liability (in millions)	Net Amount at Risk (in millions)	Weighted Average Attained Age
UL insurance benefit *	$836.0	$24,352.6	60.8 years	$848.2	$26,252.1	60.1 years
ISWL account balance
adjustment	111.8	n/a	n/a	104.5	n/a	n/a

* Amounts for the UL benefits are for the total of the plans containing any policies having projected non-zero excess benefits and thus, may include some policies with zero projected excess benefits.

The following assumptions and methodology were used to determine the UL insurance benefit liability at December 31, 2016 and 2015:

1)	Use of a series of deterministic premium persistency scenarios.

2)	Other experience assumptions similar to those used in amortization of deferred acquisition costs.

3)	Discount rates equal to credited interest rates, approximately 4.0% to 5.5%.

The Company also has a small closed block of two-tier annuities, where different crediting rates are used for annuitization and surrender benefit calculations. A liability is established to cover future annuitization benefits in excess of surrender values. In 2015, the Company began offering an optional lifetime income rider with certain of its fixed index annuities. The liabilities established for both of these were immaterial to the consolidated financial statements at both December 31, 2016 and 2015.

51

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

10.	Debt

The aggregate carrying value of borrowings was as follows (in thousands):

	December 31,
	2016	2015
	Carrying Value	Carrying Value
Surplus notes	$593,488	$249,457
FHLBI bank loans	92,461	97,500
Total	$685,949	$346,957

At December 31, 2016, the above borrowings were all due after five years.

Surplus notes
Under Michigan Insurance Law, for statutory reporting purposes, the surplus notes are not part of the legal liabilities of the Company and are considered surplus funds. Payments of interest or principal may only be made with the prior approval of the commissioner of insurance of the state of Michigan and only out of surplus earnings which the commissioner determines to be available for such payments under Michigan Insurance Law.

On March 15, 1997, Jackson issued 8.15% surplus notes in the principal amount of $250.0 million due March 15, 2027. These surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933, and are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims and may not be redeemed at the option of the Company or any holder prior to maturity. Interest is payable semi-annually on March 15th and September 15th of each year. Interest expense on the notes was $20.4 million in 2016, 2015, and 2014.

As described in Note 2, in conjunction with a reserve financing transaction, Squire Re II issued the Squire Surplus Note to an affiliate. The Squire Surplus Note matures December 30, 2031 and bears interest at 4.35%, payable quarterly. There was no interest expense on the Squire Surplus Note in 2016.

Mortgage loans
During 2015, mortgage loans held by certain consolidated real estate VIEs were paid off. Interest expense related to these loans totaled $0.4 million and $1.3 million in 2015 and 2014, respectively.

Federal Home Loan Bank Loans
The Company received loans of $50 million from the FHLBI under its community investment program in both 2015 and 2014, which amortize on a straight line basis over the loan term.  The weighted average interest rate on these loans was 0.45% in 2016 and 0.36% in 2015.  The outstanding balance on these loans was $92.5 million and $97.5 million at December 31, 2016 and 2015, respectively.  During 2016, 2015 and 2014, interest expense for these loans totaled $405 thousand, $139 thousand, and $71 thousand, respectively. At December 31, 2016, the loans were collateralized by mortgage-related securities and commercial mortgage loans with a carrying value of $162.3 million.

11.	Federal Home Loan Bank Advances

The Company entered into a short-term advance program with the FHLBI in which interest rates were either fixed or variable based on the FHLBI cost of funds or market rates. Advances of $500.1 million were outstanding at December 31, 2016, and were recorded in other liabilities. No such advances were outstanding at December 31, 2015. The Company paid interest of $594 thousand, $53 thousand, and $23 thousand on such advances in 2016, 2015, and 2014, respectively. At December 31, 2016, advances were collateralized by mortgage related securities and commercial mortgage loans with a value of $877.6 million.

52

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

12.	Income Taxes

The components of the provision for federal income taxes were as follows (in thousands):

	Years Ended December 31,
	2016	2015	2014
Current tax expense	$665,086	$312,638	$405,567
Deferred tax (benefit) expense	(771,586)	33,701	(415,974)
Income tax (benefit) expense	$(106,500)	$346,339	$(10,407)
The federal income tax provisions differ from the amounts determined by multiplying pre-tax income attributable to Jackson by the statutory federal income tax rate of 35% for 2016, 2015, and 2014 as follows (in thousands):

	Years Ended December 31,
	2016	2015	2014
Income taxes at statutory rate	$233,079	$616,111	$117,283
Dividends received deduction	(314,672)	(250,358)	(125,394)
Other	(24,907)	(19,414)	(2,296)
Income tax (benefit) expense	$(106,500)	$346,339	$(10,407)

Effective tax rate	-16.0%	19.7%	-3.1%
Federal income taxes paid were $335.0 million, $766.0 million, and $256.8 million in 2016, 2015, and 2014, respectively.

The tax effects of significant temporary differences that gave rise to deferred tax assets and liabilities were as follows (in thousands):

	December 31,
	2016	2015
Gross deferred tax asset
Difference between financial reporting and the tax basis of:
Policy reserves and other insurance items	$4,208,029	$4,158,714
Derivative investments	922,671	—
Deferred compensation	134,711	141,344
Net operating loss carryforward	74,381	78,486
Other, net	54,558	67,696
Total gross deferred tax asset	5,394,350	4,446,240

Gross deferred tax liability
Difference between financial reporting and the tax basis of:
Deferred acquisition costs and sales inducements	(3,319,616)	(2,925,303)
Other investment items	(586,160)	(640,621)
Derivative investments	—	(155,785)
Net unrealized gains on available for sale securities	(182,432)	(156,229)
Other, net	(79,677)	(87,219)
Total gross deferred tax liability	(4,167,885)	(3,965,157)

Net deferred tax asset	$1,226,465	$481,083
The Company is required to evaluate the recoverability of its deferred tax assets and establish a valuation allowance, if necessary, to reduce its deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required when determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. When evaluating the need for a valuation allowance, the Company considers

53

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes as of December 31, 2016, it is more likely than not that the deferred tax assets will be realized. At December 31, 2016 and 2015, the Company did not have a valuation allowance.

During 2016, Jackson reached an agreement with the IRS regarding the taxation of hedging activities. This agreement requires the current taxation of only one-third of all realized and unrealized gains and losses on hedge-related investments, and deferral of two-thirds of these gains and losses over the next two years, amortizing into current tax evenly over those years.

At December 31, 2016, the Company had a federal tax ordinary loss carryforward of $212.6 million which begins to expire in 2025, that was attributable to a previous acquisition. Section 382 of the Internal Revenue Code imposes limitations on the utilization of net operating loss carryforwards. The Section 382 limitation is an annual limitation on the amount of pre-acquisition net operating losses that a corporation may use to offset post-acquisition income. Section 382 further limits certain unrealized built-in losses at the time of acquisition. The annual limitation is approximately $21.0 million.

The Company has considered both permanent and temporary positions in determining the unrecognized tax benefit rollforward. The total amount of unrecognized benefits represent tax positions for which there is uncertainty about the timing of certain deductions. The timing of such deductions would not affect the annual effective tax rate, excluding the impact of interest and penalties.

The Company has not recorded any amounts for penalties related to unrecognized tax benefits during 2016, 2015, or 2014.

Based on information available as of December 31, 2016, the Company believes that, in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease.

13.	Commitments, Contingencies, and Guarantees

The Company and its subsidiaries are involved in litigation arising in the ordinary course of business. It is the opinion of management that the ultimate disposition of such litigation will not have a material adverse affect on the Company's financial condition. Jackson has been named in civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers including allegations of misconduct in the sale of insurance products. The Company accrues for legal contingencies once the contingency is deemed to be probable and reasonably estimable. At December 31, 2016 and 2015, Jackson recorded accruals totaling $1.9 million and $9.5 million, respectively.

State guaranty funds provide payments for policyholders of insolvent life insurance companies. These guaranty funds are financed by assessing solvent insurance companies based on location, volume and types of business. The Company estimated its reserve for future state guaranty fund assessments based on data received from the National Organization of Life and Health Insurance Guaranty Associations. Based on data received, the Company’s reserve for future state guaranty fund assessments was $3.6 million and $5.1 million at the end of 2016 and 2015, respectively. At December 31, 2016 and 2015, related premium tax offsets were $1.5 million and $2.8 million, respectively. While Jackson cannot predict the amount and timing of any future assessments, the Company believes the reserve is adequate for all anticipated payments for known insolvencies.

In 2014, Jackson commenced a review of its wholly owned subsidiaries (Curian Capital, LLC and Curian Clearing, LLC). During its review, Jackson discovered that Curian Capital’s receipt of certain fees may have been inconsistent with applicable regulations. Jackson promptly reported these issues to regulatory authorities and retained independent outside legal counsel to conduct a thorough investigation. In 2015, Jackson announced that Curian Capital would no longer accept new business effective July 31, 2015. In February 2016, the Curian Capital separately managed account program terminated and in October 2016 Curian Capital de-registered as an SEC regulated investment advisor. As of December 31, 2016, Curian Capital had recorded cumulative expenses of $105.1 million related to actual expenses incurred/customer payments, as well as exit costs. At December 31, 2016 and 2015, the Company had a liability of $0.6

54

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

million and $8.6 million for currently estimable outstanding exposures related to these issues, respectively.  Continuing work and regulatory discussions may result in future expenses, which are not estimable at this time.  Based on current information, however, management believes that any additional exposure is unlikely to be material to Jackson.

At December 31, 2016, the Company had unfunded commitments related to its investments in limited partnerships and limited liability companies totaling $574.9 million. At December 31, 2016, unfunded commitments related to fixed-rate commercial mortgage loans and other fixed maturities totaled $248.6 million.

Jackson had previously received regulatory inquiries on an industry-wide matter regarding claims settlement practices and compliance with unclaimed property laws. During 2015, Jackson reached agreements to settle issues related to these inquiries. At December 31, 2016 and 2015, the estimated accrual for claims, penalties and interest on the unclaimed property matters was approximately $16.1 million and $24.3 million, respectively.

The Company has two separate service agreements with third party administrators to provide policyholder administrative services. These agreements, subject to certain termination provisions, have ten-year terms and expire in 2019 and 2020.

The Company leases office space, land and equipment under several operating leases that expire at various dates through 2051. Certain leases include escalating lease rates, lease abatements and other incentives and, as a result, at December 31, 2016, Jackson recorded a liability of $5.6 million for future lease payments. Lease expense was $31.3 million, $33.1 million, and $29.8 million in 2016, 2015, and 2014, respectively. At December 31, 2016, future minimum payments under these noncancellable operating leases were as follows (in thousands):

2017	$20,041
2018	17,361
2019	14,430
2020	12,259
2021	9,234
Thereafter	23,123
Total	$96,448

14.	Share-Based Compensation

Certain officers participate in various share award plans relating to Prudential shares and/or American Depositary Receipts (“ADRs”) that are tradable on the New York Stock Exchange and are described below.

The Group Performance Share Plan (“GPSP”) was a Prudential incentive plan in which all executive directors of Prudential and other senior executives could participate. Awards were granted in the form of a nil cost option with a vesting period of three years. Participants were entitled to the value of reinvested dividends that would have accrued on the shares that vest. As of December 31, 2015, there were no remaining outstanding shares under this plan.

The Business Unit Performance Plan (“BUPP”) was a Prudential incentive plan created to provide a common framework under which awards were made to Chief Executive Officers of Prudential’s business units. Awards under this nil cost plan for Jackson were based on compound annual growth in Jackson Shareholder Capital Value on a European Embedded Value (“EEV”) basis with performance measured over three years. Awards granted in 2009 and later were settled in ADRs after vesting. Participants were entitled to receive the value of reinvested dividends over the performance period for those shares/ADRs that vest. As of December 31, 2015, there were no remaining outstanding shares under this plan.

At certain times, the Company may grant one-off type retention awards to certain key senior executives within Jackson. These awards are subject to the prior approval of the Jackson Remuneration Committee and are nil cost options with a contingent right to receive Prudential ADRs. The awards are contingent upon continued employment of the recipient through the award vesting date. There are no performance measurements with these awards.

The Company classifies all of the above plans as equity settled plans and, therefore, reflects the net reserve related to the compensation expense and the value of the shares distributed under this plan within the consolidated statements of equity. At December 31, 2016 and 2015, the Company had $5.8 million and $3.3 million, respectively, reserved for future payments under these plans.

55

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

The Company also had a performance-related share award plan which, subject to the prior approval of the Jackson Remuneration Committee, granted share awards to eligible employees in the form of a contingent right to receive Prudential ADRs, or a conditional allocation of Prudential ADRs. These share awards were based on the compound annual EEV imputed growth in shareholder value of the U.S. business, had vesting periods of four years and were at nil cost to the employee. Share awards vested between 0% (less than 8% growth) and 150% (more than 17.5% growth) of the grant amounts dependent on the compound annual growth rate attained over the performance period. Award holders did not have any right to dividends or voting rights attached to the ADRs granted during the performance period. In 2013, this plan was replaced by the Prudential Long-Term Incentive Plan (“PLTIP”) as further described below.

The PLTIP is a Prudential incentive plan in which the Company may grant share awards to eligible employees in the form of a contingent right to receive Prudential ADRs, or a conditional allocation of Prudential ADRs, subject to the prior approval of the Jackson Remuneration Committee.  These share awards vest based on the achievement of planned International Financial Reporting Standards (“IFRS”) pretax operating income for the U.S. business, have vesting periods of three years and are at nil cost to the employee.  Share awards vest between 0% (less than 90% of plan) and 100% (more than 110% of plan) of the grant amounts dependent on IFRS pretax operating income attained over the performance period.  Award holders do not have any right to dividends or voting rights attached to the ADRs granted during the performance period.  Upon vesting, a number of ADRs equivalent to the value of dividends that otherwise would have been received over the performance period are added to vested awards.

The Company classifies these plans as liability settled plans and, therefore, reflects the accrued compensation expense and the value of the shares distributed under the plans within other liabilities. At December 31, 2016 and 2015, the Company had $74.7 million and $91.6 million, respectively, accrued for future payments under these plans.

The Company either acquires shares/ADRs or reimburses Prudential for the costs of any shares/ADRs that were distributed to participants in the above plans, or may be distributed in the future. The shares/ADRs acquired for all the share-award plans are held at cost in a trust account for future distributions. The Company reflects the costs of shares/ADRs held within the consolidated statement of equity as shares held in trust. At December 31, 2016 and 2015, the Company had $22.7 million and $31.9 million of shares/ADRs held at cost in the trust, respectively.

The Company recognizes share-based compensation expense associated with the equity settled plans based on the grant-date award fair value as determined using either the Black-Scholes model or the Monte Carlo model ratably over the requisite service period of each individual grant, which generally equals the vesting period. For the liability settled share award plans, compensation expense is recognized based on the change in fair value of the award at the end of each reporting period due to the plans’ cash settlement alternatives.

Total expense related to these share-based performance related compensation plans was as follows (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Group Performance Share Plan	$—	$0.5	$3.9
Business Unit Performance Plan	—	0.5	3.4
Retention Share Plan	2.5	3.3	2.9
Jackson performance plan	(0.8)	0.9	5.6
Prudential LTIP plan	28.3	44.9	30.6
Total compensation expense related to incentive plans	$30.0	$50.1	$46.4

Income tax benefit	$10.5	$17.5	$16.2

The total unrecognized compensation expense related to all share-based plans at December 31, 2016 was $95.4 million with a weighted average remaining period of 1.41 years.

56

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

During 2015, certain one-off type retention awards were issued. There were no new grants under the GPSP, BUPP, or performance plans.

The weighted average share/ADR fair values of share-based awards granted by the PLTIP during 2016, 2015, and 2014 were $37.27, $50.48, and $42.89, respectively.

The weighted average fair value for the Company’s performance awards represents the average Prudential ADR price for the thirty days following Prudential’s unaudited annual earnings release date. The fair value amounts relating to the equity settled plans were determined using either the Black-Scholes or Monte Carlo option-pricing models. These models are used to calculate fair values for options and awards at the grant date based on the quoted market price of the stock at the measurement date, the dividend yield, expected volatility, risk-free interest rates and expected term.

At December 31, 2016 and 2015, there were no outstanding non-vested Prudential shares granted.

Outstanding non-vested Prudential ADRs granted were as follows:

	GPSP		BUPP		Performance Award Plan		Prudential LTIP plan
	ADR's	Weighted Average Grant Date Fair Value	ADR's	Weighted Average Grant Date Fair Value	ADR's	Weighted Average Grant Date Fair Value	ADR's	Weighted Average Grant Date Fair Value
At December 31, 2014	99,628	$12.11	99,628	$20.89	242,542	$23.76	2,374,631	$37.26

Granted	—	—	—	—	—	—	1,045,807	50.48
Exercised	99,628	12.11	99,628	20.89	120,449	23.27	—	—
Lapsed/Forfeited	—	—	—	—	19,488	24.24	194,600	38.68
At December 31, 2015	—	$—	—	$—	102,605	$24.24	3,225,838	$41.46

Granted	—	—	—	—	—	—	1,507,879	37.27
Exercised	—	—	—	—	102,605	24.24	1,199,794	32.62
Lapsed/Forfeited	—	—	—	—	—	—	156,688	44.20
At December 31, 2016	—	$—	—	$—	—	$—	3,377,235	$42.61

At December 31, 2016, there were 235,620 non-vested Prudential ADR grants related to the one-off retention award plan, with a weighted average grant date price of $46.68.

15.	Statutory Accounting Capital and Surplus

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred and establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

Under Michigan Insurance Law, while Jackson must provide notification to the Michigan commissioner of insurance prior to payment of any dividend, ordinary dividends on capital stock may only be distributed out of earned surplus, excluding any unrealized capital gains and the effect of permitted practices (referred to as adjusted earned surplus).  At December 31, 2016, the adjusted earned surplus of the Company was $1,121.3 million.  Ordinary dividends are also limited to the greater of 10% of statutory surplus as of the preceding year-end, excluding any increase arising from the application of permitted practices, or the statutory net income, excluding any net realized investment gains, for the twelve month period ended on the preceding December 31.  The commissioner may approve payment of dividends in excess of these amounts, which would be deemed an extraordinary dividend.  The maximum amount that would qualify as an ordinary dividend, which would consequently be free from restriction and available for payment of dividends to Brooke Life in 2017, is estimated to be $470.1 million, subject to the availability of adjusted earned surplus as of the dividend date.

57

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

Dividends from the Company to its parent were $550.7 million, $711.4 million, and $697.0 million in 2016, 2015, and 2014, respectively. Jackson’s 2016 and 2015 dividends include $0.7 million and $1.4 million, respectively, related to Jackson’s forgiveness of Brooke Life’s intercompany tax liability. The Company received capital contributions of $14.1 million in 2014 from Brooke Life’s forgiveness of intercompany tax liabilities.

Statutory capital and surplus of the Company, as reported in its Annual Statement, was $4.9 billion and $4.7 billion at December 31, 2016 and 2015, respectively. Statutory net (loss) income of the Company, as reported in its Annual Statement, was ($563.8) million, $627.0 million, and $878.3 million in 2016, 2015, and 2014, respectively.

The commissioner has granted Jackson a permitted practice that allows Jackson to carry interest rate swaps at book value, as if the requirements for statutory hedge accounting were in place, instead of at fair value as would have been otherwise required. Jackson is required to demonstrate the effectiveness of its interest rate swap program pursuant to the Michigan Insurance Code. This permitted practice expires on October 1, 2017. At December 31, 2016 and 2015, the effect of the permitted practice decreased statutory surplus by $413.0 million and $355.5 million, net of tax, respectively. The permitted practice had no impact on statutory net income.

Under Michigan Insurance Law, VOBA is reported as an admitted asset if certain criteria are met. Pursuant to Michigan Insurance Law, the Company reported $278.4 million and $327.5 million of statutory basis VOBA at December 31, 2016 and 2015, respectively, which is fully admissible.

The NAIC has developed certain risk-based capital (“RBC”) requirements for life insurance companies. Under those requirements, compliance is determined by a ratio of a company’s total adjusted capital (“TAC”), calculated in a manner prescribed by the NAIC to its authorized control level RBC (“ACL RBC”), calculated in a manner prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC (“Company action level RBC”). At December 31, 2016, the Company’s TAC was more than 400% of the Company action level RBC.

In addition, on the basis of statutory financial statements that insurers file with the state insurance regulators, the NAIC annually calculates twelve financial ratios to assist state regulators in monitoring the financial condition of insurance companies. A usual range of results for each ratio is used as a benchmark and departure from the usual range on four or more of the ratios can lead to inquiries from individual state insurance departments. In 2016 and 2015, there were no significant exceptions with any ratios.

16.	Other Related Party Transactions

The Company's investment portfolio is managed by PPM America, Inc. (“PPMA”), a registered investment advisor, and PPM Finance, Inc. (collectively, “PPM”). PPM is ultimately a wholly owned subsidiary of Prudential. The Company paid $47.4 million, $45.1 million, and $45.0 million to PPM for investment advisory services during 2016, 2015, and 2014, respectively.

National Planning Holdings, Inc. (“NPH”), Jackson’s affiliated broker-dealer network, distributes products issued by Jackson and receives commissions and fees from Jackson. Commissions and fees paid by Jackson to NPH during 2016, 2015, and 2014 totaled $57.0 million, $96.5 million, and $106.4 million, respectively.

Jackson has entered into shared services administrative agreements with both NPH and PPMA. Under the shared services administrative agreements, Jackson charged $12.5 million, $13.1 million, and $9.8 million of certain management and corporate services costs to these affiliates in 2016, 2015, and 2014, respectively.

Jackson provides a $40.0 million revolving credit facility to Brooke (Holdco1) Inc., an upstream holding company. The unsecured loan matured in December 2016, accrued interest at 1.27% per annum and had a commitment fee of 0.10% per annum. Effective December 31, 2016, the credit facility was renewed. The renewed loan matures in 2021, accrues interest at LIBOR plus 2.00% and has a commitment fee of 0.10% per annum. There was no outstanding balance at both December 31, 2016 and 2015. The highest outstanding loan balance during both 2016 and 2015 was nil. During 2016, 2015, and 2014, interest and commitment fees totaled $40.0 thousand, $40.0 thousand, and $0.1 million, respectively.

58

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

Jackson provides a $40.0 million revolving credit facility to PPMA. The loan is unsecured, matures in September 2018, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.25% per annum. There was no outstanding balance at both December 31, 2016 and 2015. The highest outstanding loan balance during 2016 and 2015 was nil and $6.0 million, respectively. Interest and commitment fees totaled $0.1 million each year for 2016, 2015, and 2014.

Jackson provides a $20.0 million revolving credit facility to Brooke Holdings, LLC, an upstream holding company. The loan is unsecured, matures in June 2019, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.25% per annum. The outstanding balance at both December 31, 2016 and 2015 was $0.1 million. The highest outstanding loan balance during both 2016 and 2015 was $0.1 million. Interest and commitment fees totaled $0.1 million each year for 2016, 2015, and 2014.

Jackson provides, through its PGDS subsidiary, information technology services to certain Prudential affiliates. Jackson recognized $7.3 million, $13.6 million, and $18.6 million of revenue associated with these services during 2016, 2015, and 2014, respectively. This revenue is included in other income in the accompanying consolidated income statements. This revenue is substantially equal to the costs incurred by PGDS to provide the services, which are reported in general and administrative expenses in the consolidated income statements.

17.	Benefit Plans

The Company has a defined contribution retirement plan covering substantially all employees and certain affiliates. To be eligible to participate in the Company’s contribution, an employee must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary. In addition, the employee must be employed on the applicable January 1 or July 1 entry date. The Company's annual contributions, as declared by the board of directors, are based on a percentage of eligible compensation paid to participating employees during the year. In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year. The Company’s expense related to this plan was $26.0 million, $26.4 million, and $25.9 million in 2016, 2015, and 2014, respectively.

The Company maintains non-qualified voluntary deferred compensation plans for certain agents and employees of Jackson and certain affiliates. At December 31, 2016 and 2015, the liability for such plans totaled $591.9 million and $539.7 million, respectively, and is reported in other liabilities. The Company’s expense related to these plans, including a match of elective deferrals for the agents’ deferred compensation plan and the change in value of participant elected deferrals, was $37.4 million, $11.8 million, and $30.2 million in 2016, 2015, and 2014, respectively. Previously, Jackson invested in selected mutual funds in amounts similar to participant elections as a hedge against significant movement in the payout liability. In December 2015, the Company liquidated its investment in these mutual funds and, instead, is hedging this liability within its overall hedging strategy. During 2015 and 2014, the investment (loss) income from the mutual funds previously invested in totaled $(1.1) million and $13.2 million, respectively.

18.	Operating Costs and Other Expenses

The following table is a summary of the Company’s operating costs and other expenses (in thousands):

	Years Ended December 31,
	2016	2015	2014
Commission expenses	$1,741,387	$1,979,537	$1,922,651
General and administrative expenses	763,096	847,265	786,676
Deferral of policy acquisition costs	(903,479)	(1,102,212)	(1,093,265)
Total operating costs and other expenses	$1,601,004	$1,724,590	$1,616,062

59

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

19.	Reclassifications Out of Accumulated Other Comprehensive Income

The following table represents changes in the balance of AOCI, net of income tax, related to unrealized investment gains (losses) (in thousands):

	December 31,
	2016	2015	2014
Balance, beginning of year	$548,458	$1,478,565	$526,947
OCI before reclassifications	69,016	(854,309)	991,987
Amounts reclassified from AOCI	(20,352)	(91,310)	(42,737)
Less: Comprehensive loss attributable
to noncontrolling interest	-	15,512	2,368
Balance, end of year	$597,122	$548,458	$1,478,565

The following table represents amounts reclassified out of AOCI (in thousands):

AOCI Components	Amounts Reclassified from AOCI			Affected Line Item in the Consolidated Income Statement
	December 31,
	2016	2015	2014
Net unrealized investment loss:
Net realized loss on investments	$(3,862)	$(121,539)	$(59,422)	Other net investment losses
Other-than-temporary impairments	(27,449)	(18,939)	(6,326)	Total other-than-temporary impairments
Net unrealized loss before income taxes	(31,311)	(140,478)	(65,748)
Income tax benefit	10,959	49,168	23,011
Reclassifications, net of income taxes	$(20,352)	$(91,310)	$(42,737)

60

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements:

(1) Financial statements and schedules included in Part A:

Not Applicable.

(2) Financial statements and schedules included in Part B:

Jackson National Separate Account - I:

Report of Independent Registered Public Accounting Firm
Statements of Assets and Liabilities as of December 31, 2016
Statements of Operations for the period ended December 31, 2016
Statements of Changes in Net Assets for the periods ended December 31, 2016 and 2015
Notes to Financial Statements

Jackson National Life Insurance Company:

Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2016 and 2015
Consolidated Income Statements for the years ended December 31, 2016, 2015, and 2014
Consolidated Statements of Stockholder's Equity and Comprehensive Income for the years ended
December 31, 2016, 2015, and 2014
Consolidated Statements of Cash Flows for the years ended December 31, 2016, 2015, and 2014
Notes to Consolidated Financial Statements

(b) Exhibits

Exhibit    Description
No.

1.
Resolution of Depositor's Board of Directors authorizing the establishment of the Registrant, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 9 filed on April 21, 1999 (File Nos. 033-82080 and 811-08664).

2.	Not Applicable.

3.

a.
Amended and Restated General Distributor Agreement dated June 1, 2006, incorporated herein by reference to the Registrant's Registration Statement filed on August 10, 2006 (File Nos. 333-136472 and 811-08664).

b.	Specimen of Selling Agreement (V2565 01/12), incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1 filed on April 24, 2012 (File Nos. 333-178774 and 811-08664).

c.	Specimen of Selling Agreement (V2565 08/12), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

d.	Specimen of Selling Agreement (V2565 06/14), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 13, filed on September 11, 2014 (File Nos. 333-183048 and 811-08664).

4.

a.
Specimen of the Perspective Advisors II(SM) Fixed and Variable Annuity Contract, incorporated herein by reference to the Registrant's Registration Statement filed on August 19, 2004 (File Nos. 333-118368 and 811-08664).

b.	Specimen of Section 403(b) Tax Sheltered Annuity Endorsement, incorporated herein by reference to the Registrant's Registration Statement filed on August 19, 2004 (File Nos. 333-118368 and 811-08664).

c.	Specimen of Retirement Plan Endorsement, incorporated herein by reference to the Registrant's Registration Statement filed on August 19, 2004 (File Nos. 333-118368 and 811-08664).

d.	Specimen of Individual Retirement Annuity Endorsement, incorporated herein by reference to the Registrant's Registration Statement filed on August 19, 2004 (File Nos. 333-118368 and 811-08664).

e.	Specimen of Roth Individual Retirement Annuity Endorsement, incorporated herein by reference to the Registrant's Registration Statement filed on August 19, 2004 (File Nos. 333-118368 and 811-08664).

f.	Specimen of Earnings Protection Benefit Endorsement, incorporated herein by reference to the Registrant's Registration Statement filed on November 21, 2001 (File Nos. 333-73850 and 811-08664).

g.	Specimen of Charitable Remainder Trust Endorsement, incorporated herein by reference to the Registrant's Pre-Effective Amendment filed on December 23, 2004 (File Nos. 333-118368 and 811-08664).

h.
Specimen of the Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit (HQAV) Endorsement (7595 04/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No.12, filed on April 2, 2009 (File Nos. 333-119656 and 811-08664).

i.
Specimen of the [5%] Roll-Up Guaranteed Minimum Death Benefit Endorsement (7596 04/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No.12, filed on April 2, 2009 (File Nos. 333-119656 and 811-08664).

j.
Specimen of the Combination [5%] Roll-Up and Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit Endorsement (7597 04/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 12, filed on April 2, 2009 (File Nos. 333-119656 and 811-08664).

k.
Specimen of the [6%] Roll-Up Guaranteed Minimum Death Benefit Endorsement (7598 04/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No.12, filed on April 2, 2009 (File Nos. 333-119656 and 811-08664).

l.
Specimen of the Combination [6%] Roll-Up and Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit Endorsement (7599 04/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 12, filed on April 2, 2009 (File Nos. 333-119656 and 811-08664).

m.	Specimen of the 2% Contract Enhancement Endorsement (7571), incorporated herein by reference to the Registrant’s Initial Registration, filed on July 22, 2011 (File Nos. 333-175718 and 811-08664).

n.	Specimen of the Latest Income Date Endorsement (7630), incorporated herein by reference to the Registrant’s Initial Registration, filed on July 22, 2011 (File Nos. 333-175718 and 811-08664).

o.
Specimen of the Guaranteed Minimum Withdrawal Benefit With [5] Year Step-Up (SafeGuard Max) Endorsement (7633 05/10), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18, filed on April 30, 2010 (File Nos. 333-119656 and 811-08664).

p.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount (LifeGuard Freedom 6 Net), Endorsement (7619 05/10), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18, filed on April 30, 2010 (File Nos. 333-119656 and 811-08664).

q.
Specimen of Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount (LifeGuard Freedom 6 Net with Joint Option) Endorsement (7620 05/10), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18, filed on April 30, 2010 (File Nos. 333-119656 and 811-08664).

r.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit With [5%] Bonus and Annual Step-Up (7640 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

s.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit With [5%] Bonus and Annual Step-Up to the Highest Quarterly Contract Value (7641 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

t.
Specimen of Joint For Life Guaranteed Minimum Withdrawal Benefit With [5%] Bonus and Annual Step-Up (7642 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

u.
Specimen of Joint For Life Guaranteed Minimum Withdrawal Benefit With [5%] Bonus and Annual Step-Up to the Highest Quarterly Contract Value (7643 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

v.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit With [6%] Bonus and Annual Step-Up (7646 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

w.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit With [6%] Bonus and Annual Step-Up to the Highest Quarterly Contract Value (7647 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

x.
Specimen of Joint For Life Guaranteed Minimum Withdrawal Benefit With [6%] Bonus and Annual Step-Up (7648 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

y.
Specimen of Joint For Life Guaranteed Minimum Withdrawal Benefit With [6%] Bonus and Annual Step-Up to the Highest Quarterly Contract Value (7649 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

z.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit With [6%] Bonus, Annual Step-Up and Death Benefit (7650 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

aa.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit With [7%] Bonus and Annual Step-Up (7652 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

bb.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit With [7%] Bonus and Annual Step-Up to the Highest Quarterly Contract Value (7653 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

cc.
Specimen of Joint For Life Guaranteed Minimum Withdrawal Benefit With [7%] Bonus and Annual Step-Up (7654 10/10), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 19, filed on October 5, 2010 (File Nos. 333-119656 and 811-08664).

dd.
Specimen of [5%] Guaranteed Minimum Withdrawal Benefit with Annual Step-Up Endorsement (AutoGuard 5) (7659 05/11), incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 91, filed on January 18, 2011 (File Nos. 333-70472 and 811-08664).

ee.
Specimen of [6%] Guaranteed Minimum Withdrawal Benefit with Annual Step-Up Endorsement (AutoGuard 6) (7660 05/11), incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 91, filed on January 18, 2011 (File Nos. 333-70472 and 811-08664).

ff.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit with Annual Step-Up and Transfer of Assets Endorsement (Jackson Select Protector) (7667 05/11), incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 91, filed on January 18, 2011 (File Nos. 333-70472 and 811-08664).

gg.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Endorsement (LifeGuard Freedom 6 Net) (7669 04/12), incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1, filed on April 24, 2012 (File Nos. 333-178774 and 811-08664).

hh.
Specimen of Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Endorsement (LifeGuard Freedom 6 Net with Joint Option) (7670 04/12), incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1, filed on April 24, 2012 (File Nos. 333-178774 and 811-08664).

ii.
Specimen of the [5%] Roll-Up Guaranteed Minimum Death Benefit Endorsement (7596 04/12), incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1, filed on April 24, 2012 (File Nos. 333-178774 and 811-08664).

jj.
Specimen of the Combination [5%] Roll-Up and Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit Endorsement (7597 04/12), incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1, filed on April 24, 2012 (File Nos. 333-178774 and 811-08664).

kk.
Specimen of Guaranteed Minimum Withdrawal Benefit for Stretch RMDs Endorsement (MarketGuard Stretch) (7668 04/12), incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1, filed on April 24, 2012 (File Nos. 333-178774 and 811-08664).

ll.
Form of For Life Guaranteed Minimum Withdrawal Benefit With [5]% Bonus And Annual Step-Up Endorsement (7700 04/13), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

mm.
Form of For Life Guaranteed Minimum Withdrawal Benefit With [6]% Bonus And Annual Step-Up Endorsement (7701 04/13), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

nn.
Form of For Life Guaranteed Minimum Withdrawal Benefit With [7]% Bonus And Annual Step-Up Endorsement (7702 04/13), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

oo.
Form of For Life Guaranteed Minimum Withdrawal Benefit With [6]% Bonus, Annual Step-Up And Death Benefit Endorsement (7712 04/13), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

pp.
Form of For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount Endorsement (7713 04/13), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

qq.
Form of Guaranteed Minimum Withdrawal Benefit Endorsement (7678 04/13), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

rr.
Form of Joint For Life Guaranteed Minimum Withdrawal Benefit With [5]% Bonus And Annual Step-Up Endorsement (7707), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 8, filed on September 12, 2013 (File Nos. 333-183048 and 811-08664).

ss.
Form of Joint For Life Guaranteed Minimum Withdrawal Benefit With [6]% Bonus And Annual Step-Up Endorsement (7708), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 8, filed on September 12, 2013 (File Nos. 333-183048 and 811-08664).

tt.
Form of Joint For Life Guaranteed Minimum Withdrawal Benefit With [7]% Bonus And Annual Step-Up Endorsement (7709), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 8, filed on September 12, 2013 (File Nos. 333-183048 and 811-08664).

uu.
Form of Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount Endorsement (7714), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 8, filed on September 12, 2013 (File Nos. 333-183048 and 811-08664).

5.

a.
Form of the Perspective Advisors IISM Fixed and Variable Annuity Application (V410 12/11), incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 2, filed on November 29, 2011 (File Nos. 333-175718 and 811-08664).

b.
Form of the Variable and Fixed Annuity Application (V3573 12/11), incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 2, filed on November 29, 2011 (File Nos. 333-175718 and 811-08664).

c.
Form of the Perspective Advisors IISM Fixed and Variable Annuity Application (V410 04/12), incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 1, filed on April 24, 2012 (File Nos. 333-175718 and 811-08664).

d.
Form of the Variable and Fixed Annuity Application (V3573 04/12), incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 1, filed on April 24, 2012 (File Nos. 333-175718 and 811-08664).

e.
Form of the Perspective Advisors IISM Fixed and Variable Annuity Application (V410 09/12), incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 3, filed on August 27, 2012 (File Nos. 175718 and 811-08664).

f.
Form of the Variable and Fixed Annuity Application (V3573 09/12), incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 3, filed on August 27, 2012 (File Nos.175718 and 811-08664).

6.

a.	Articles of Incorporation of Depositor, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 3 filed on April 30, 1996 (File Nos. 033-82080 and 811-08664).

b.	By-laws of Depositor, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 3 filed on April 30, 1996 (File Nos. 033-82080 and 811-08664).

c.	Amended By-laws of Jackson National Life Insurance Company, incorporated herein by reference to the Registration Statement, filed on December 31, 2012 (File Nos. 333-185768 and 811-04405).

7.	Not Applicable.

8.
Amended and Restated Administrative Services Agreement between Jackson National Asset Management, LLC and Jackson National Life Insurance Company, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

9.	Opinion and Consent of Counsel, attached hereto.

10.	Consent of Independent Registered Public Accounting Firm, attached hereto.

11.	Not Applicable.

12.	Not Applicable.

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor

Dennis J. Manning	Chairman & Director
1 Corporate Way
Lansing, MI 48951

Morten N. Friis	Director
1 Corporate Way
Lansing, MI 48951

James J. Scanlan	Director
1 Corporate Way
Lansing, MI 48951

Barry L. Stowe	Director
300 Innovation Drive
Franklin, TN 37067

James R. Sopha	President & Director
1 Corporate Way
Lansing, MI 48951

P. Chad Myers	Executive Vice President, Chief Financial Officer & Director
1 Corporate Way
Lansing, MI 48951

Gregory P. Cicotte	Executive Vice President & Chief Distribution Officer
300 Innovation Drive
Franklin, TN 37067

Steve P. Binioris	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Andrew J. Bowden	Senior Vice President, General Counsel & Secretary
1 Corporate Way
Lansing, MI 48951

Michael A. Costello	Senior Vice President, Treasurer & Controller
1 Corporate Way
Lansing, MI 48951

Julia A. Goatley	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Bradley O. Harris	Senior Vice President, Chief Risk Officer & Director
300 Innovation Drive
Franklin, TN 37067

Thomas P. Hyatte	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Machelle A. McAdory	Senior Vice President & Chief Human Resource Officer
1 Corporate Way
Lansing, MI 48951

Keith R. Moore	Senior Vice President & Chief Technology Officer
1 Corporate Way
Lansing, MI 48951

Emilio Pardo	Senior Vice President
300 Innovation Drive
Franklin, TN 37067

Laura L. Prieskorn	Senior Vice President & Chief Administration Officer
1 Corporate Way
Lansing, Michigan 48951

Kenneth H. Stewart	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Marcia L. Wadsten	Senior Vice President, Chief Actuary & Appointed Actuary
1 Corporate Way
Lansing, MI 48951

Bonnie G. Wasgatt	Senior Vice President & Chief Information Officer
1 Corporate Way
Lansing, MI 48951

Marina C. Ashiotou	Vice President
225 W. Wacker Drive
Suite 1200
Chicago, IL 60606

Michele M. Binkley	Vice President
1 Corporate Way
Lansing, MI 48951

Dennis A. Blue	Vice President
1 Corporate Way
Lansing, MI 48951

Barrett M. Bonemer	Vice President
1 Corporate Way
Lansing, MI 48951

Pamela L. Bottles	Vice President
1 Corporate Way
Lansing, MI 48951

David L. Bowers	Vice President
300 Innovation Drive
Franklin, TN 37067

David A. Collins	Vice President & Deputy Chief Risk Officer
1 Corporate Way
Lansing, MI 48951

Robert H. Dearman, Jr.	Vice President
1 Corporate Way
Lansing, MI 48951

William T. Devanney, Jr.	Vice President
1 Corporate Way
Lansing, MI 48951

Charles F. Field, Jr.	Vice President
300 Innovation Drive
Franklin, TN 37067

Dana R. Malesky Flegler	Vice President
1 Corporate Way
Lansing, MI 48951

Lisa Ilene Fox	Vice President
300 Innovation Drive
Franklin, TN 37067

Devkumar D. Ganguly	Vice President
1 Corporate Way
Lansing, MI 48951

Guillermo E. Guerra	Vice President & Corporate Information Security Officer
1 Corporate Way
Lansing, MI 48951

Robert W. Hajdu	Vice President
1 Corporate Way
Lansing, MI 48951

Laura L. Hanson	Vice President
1 Corporate Way
Lansing, MI 48951

Robert L. Hill	Vice President
1 Corporate Way
Lansing, MI 48951

Julie A. Hughes	Vice President
1 Corporate Way
Lansing, MI 48951

Matthew T. Irey	Vice President
1 Corporate Way
Lansing, MI 48951

Thomas A. Janda	Vice President
1 Corporate Way
Lansing, MI 48951

Scott F. Klus	Vice President
1 Corporate Way
Lansing, MI 48951

Toni L. Klus	Vice President
1 Corporate Way
Lansing, MI 48951

Matthew F. Laker	Vice President

300 Innovation Drive
Franklin, TN 37067

Wayne R. Longcore	Vice President
1 Corporate Way
Lansing, MI 48951

Richard C. Liphardt	Vice President
1 Corporate Way
Lansing, MI 48951

Diahn M. McHenry	Vice President
1 Corporate Way
Lansing, MI 48951

Ryan T. Mellott	Vice President
1 Corporate Way
Lansing, MI 48951

Dean M. Miller	Vice President
300 Connell Drive
Suite 2100
Berkeley Heights, NJ 07922

Jacky Morin	Vice President
300 Connell Drive
Suite 2100
Berkeley Heights, NJ 09722

Dana S. Rapier	Vice President
1 Corporate Way
Lansing, MI 48951

Stacey L. Schabel	Vice President
1 Corporate Way
Lansing, MI 48951

James A. Schultz	Vice President
1 Corporate Way
Lansing, MI 48951

William R. Schulz	Vice President
1 Corporate Way
Lansing, MI 48951

Muhammad S. Shami	Vice President
1 Corporate Way
Lansing, MI 48951

Heather R. Strang	Vice President
1 Corporate Way
Lansing, MI 48951

Michael D. Story	Vice President
1 Corporate Way
Lansing, MI 48951

Marion C. Terrell II	Vice President
1 Corporate Way
Lansing, MI 48951

Brian M. Walta	Vice President
1 Corporate Way
Lansing, MI 48951

Weston B. Wetherell	Vice President
225 W. Wacker Drive
Suite 1200
Chicago, IL 60606

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

The Registrant is a separate account of Jackson National Life Insurance Company (“Depositor”), a stock life insurance company organized under the laws of the state of Michigan. The Depositor is a wholly owned subsidiary of Brooke Life Insurance Company and is ultimately a wholly owned subsidiary of Prudential plc (London, England), a publicly traded life insurance company in the United Kingdom.

The following organizational chart for Prudential plc indicates those persons who are controlled by or under common control with the Depositor. No person is controlled by the Registrant.

The organizational chart for Prudential plc is incorporated herein by reference to Exhibit 26 of Post-Effective Amendment No. 10, filed on April 18, 2017 (File Nos. 333-183050 and 811-08664).

Item 27. Number of Contract Owners as of February 28, 2017

Perspective Advisors II Contracts:

Qualified - 6,283
Non-Qualified - 6,060

Item 28. Indemnification

Provision is made in the Company's Amended By-Laws for indemnification by the Company of any person who was or is a party or is threatened to be made a party to a civil, criminal, administrative or investigative action by reason of the fact that such person is or was a director, officer or employee of the Company, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceedings, to the extent and under the circumstances permitted by the General Corporation Law of the State of Michigan.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

a)
Jackson National Life Distributors LLC acts as general distributor for the Jackson National Separate Account - I. Jackson National Life Distributors LLC also acts as general distributor for the Jackson National Separate Account III, the Jackson National Separate Account IV, the Jackson National Separate Account V, the JNLNY Separate Account I, the JNLNY Separate Account II, the JNLNY Separate Account IV, the Jackson Sage Variable Annuity Account A, the Jackson Sage Variable Life Account A, the Jackson SWL Variable Annuity Fund I, the JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust, and Jackson Variable Series Trust.

b)	Directors and Officers of Jackson National Life Distributors LLC:

Name and Business Address	Positions and Offices with Underwriter

James R. Sopha	Chairman & Manager
1 Corporate Way
Lansing, MI 48951

Steve P. Binioris	Manager
1 Corporate Way
Lansing, MI 48951

Bradley O. Harris	Manager
300 Innovation Drive
Franklin, TN 37067

Emilio Pardo	Manager
300 Innovation Drive
Franklin, TN 37067

Heather R. Strang	Manager
1 Corporate Way
Lansing, MI 48951

Gregory P. Cicotte	President, Chief Executive Officer & Manager
300 Innovation Drive
Franklin, TN 37067

Scott Golde	General Counsel
1 Corporate Way
Lansing, MI 48951

Maura Collins	Executive Vice President, Chief Financial Officer & FinOp
7601 Technology Way

Denver, CO 80237

John Poulsen	Executive Vice President, Sales Strategy
300 Innovation Drive
Franklin, TN 37067

Alison Reed	Executive Vice President, Operations
7601 Technology Way
Denver, CO 80237

Marc Socol	Executive Vice President, National Sales Manager
7601 Technology Way
Denver, CO 80237

Tori Bullen	Senior Vice President
7601 Technology Way
Denver, CO 80237

Elizabeth Griffith	Senior Vice President
300 Innovation Drive
Franklin, TN 37067

Thomas Hurley	Senior Vice President
7601 Technology Way
Denver, CO 80237

Doug Mantelli	Senior Vice President
7601 Technology Way
Denver, CO 80237

Timothy McDowell	Senior Vice President & Chief Compliance Officer
7601 Technology Way
Denver, CO 80237

Daniel Starishevsky	Senior Vice President
7601 Technology Way
Denver, CO 80237

Brian Sward	Senior Vice President
7601 Technology Way
Denver, CO 80237

Robin Tallman	Vice President & Controller
7601 Technology Way
Denver, CO 80237

Stephen M. Ash	Vice President
7601 Technology Way
Denver, CO 80237

Jeffrey Bain	Vice President
7601 Technology Way
Denver, CO 80237

Brad Baker	Vice President
7601 Technology Way
Denver, CO 80237

Erin Balcaitis	Vice President
7601 Technology Way
Denver, CO 80237

Richard Catts	Vice President
7601 Technology Way
Denver, CO 80237

Court Chynces	Vice President
7601 Technology Way
Denver, CO 80237

Christopher Cord	Vice President
7601 Technology Way
Denver, CO 80237

Justin Fitzpatrick	Vice President
7601 Technology Way
Denver, CO 80237

Mark Godfrey	Vice President
7601 Technology Way
Denver, CO 80237

Ashley Golson	Vice President
300 Innovation Drive
Franklin, TN 37067

Luis Gomez	Vice President
7601 Technology Way
Denver, CO 80237

Kelli Hill	Vice President
7601 Technology Way
Denver, CO 80237

Mark Jones	Vice President
7601 Technology Way
Denver, CO 80237

Tamu McCreary	Vice President
7601 Technology Way
Denver, CO 80237

Jennifer Meyer	Vice President
7601 Technology Way
Denver, CO 80237

Peter Meyers	Vice President
7601 Technology Way
Denver, CO 80237

Steven O’Connor	Vice President
7601 Technology Way
Denver, CO 80237

Allison Pearson	Vice President
7601 Technology Way
Denver, CO 80237

Jeremy D. Rafferty	Vice President
7601 Technology Way
Denver, CO 80237

Marilynn Scherer	Vice President
7601 Technology Way
Denver, CO 80237

Melissa Sommer	Vice President
7601 Technology Way
Denver, CO 80237

Ryan Strauser	Vice President
7601 Technology Way
Denver, VO 80237

Jeremy Swartz	Vice President
7601 Technology Way
Denver, CO 80237

Brad Whiting	Vice President
7601 Technology Way
Denver, CO 80237

Phil Wright	Vice President
7601 Technology Way
Denver, CO 80237

Kristan L. Richardson	Secretary

1 Corporate Way
Lansing, MI 48951

(c)

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Jackson National Life Distributors LLC	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Item 30. Location of Accounts and Records

Jackson National Life Insurance Company
1 Corporate Way
Lansing, Michigan 48951

Jackson National Life Insurance Company
Institutional Marketing Group Service Center
1 Corporate Way
Lansing, Michigan 48951

Jackson National Life Insurance Company
7601 Technology Way
Denver, Colorado 80237

Jackson National Life Insurance Company
225 West Wacker Drive, Suite 1200
Chicago, IL 60606

Item 31. Management Services

Not Applicable.

Item 32. Undertakings and Representations

a)
Jackson National Life Insurance Company hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b)
Jackson National Life Insurance Company hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c)
Jackson National Life Insurance Company hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

d)
Jackson National Life Insurance Company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Jackson National Life Insurance Company.

e)
The Registrant hereby represents that any contract offered by the prospectus and which is issued pursuant to Section 403(b) of the Internal Revenue Code of 1986 as amended, is issued by the Registrant in reliance upon, and in compliance with, the Securities and Exchange Commission's industry-wide no-action letter to the American Council of Life Insurance (publicly available November 28, 1988) which permits withdrawal restrictions to the extent necessary to comply with IRS Section 403(b)(11).

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to the Registration Statement and has caused this post-effective amendment to the Registration Statement to be signed on its behalf, in the City of Lansing, and State of Michigan, on this 19th day of April, 2017.

Jackson National Separate Account - I
(Registrant)

Jackson National Life Insurance Company

By: /s/ ANDREW J. BOWDEN
Andrew J. Bowden
Senior Vice President, General Counsel
and Secretary

Jackson National Life Insurance Company
(Depositor)

By: /s/ ANDREW J. BOWDEN
Andrew J. Bowden
Senior Vice President, General Counsel
and Secretary

As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

*	April 19, 2017
James R. Sopha, President and Director

*	April 19, 2017
P. Chad Myers, Executive Vice President, Chief Financial Officer and Director

*	April 19, 2017
Michael A. Costello, Senior Vice President, Treasurer and Controller

*	April 19, 2017
Bradley O. Harris, Senior Vice President, Chief Risk Officer and Director

*	April 19, 2017
Morten N. Friis, Director

*	April 19, 2017
Dennis J. Manning, Chairman and Director

*	April 19, 2017
James J. Scanlan, Director

*	April 19, 2017
Barry L. Stowe, Director

* By: /s/ ANDREW J. BOWDEN
Andrew J. Bowden, as Attorney-in-Fact,
pursuant to Power of Attorney filed herewith.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors and/or officers of JACKSON NATIONAL LIFE INSURANCE COMPANY (the Depositor), a Michigan corporation, hereby appoint James R. Sopha, P. Chad Myers, Andrew J. Bowden, Susan S. Rhee, and Frank J. Julian (each with power to act without the others) his/her attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his/her name, place and stead, in any and all capacities, to sign applications and registration statements, and any and all amendments, with power to affix the corporate seal and to attest it, and to file the applications, registration statements, and amendments, with all exhibits and requirements, in accordance with the Securities Act of 1933, the Securities and Exchange Act of 1934, and/or the Investment Company Act of 1940. This Power of Attorney concerns Jackson National Separate Account - I (File Nos. 033-82080, 333-70472, 333-73850, 333-118368, 333-119656, 333-132128, 333-136472, 333-155675, 333-172874, 333-172875, 333-172877, 333-175718, 333-175719, 333-176619, 333-178774, 333-183048, 333-183049, 333-183050, 333-192971, 333-210504, and 333-212424), Jackson National Separate Account III (File No. 333-41153), Jackson National Separate Account IV (File Nos. 333-108433 and 333-118131), and Jackson National Separate Account V (File No. 333-70697), as well as any future separate account(s) and/or future file number(s) within any separate account(s) that the Depositor establishes through which securities, particularly variable annuity contracts and variable universal life insurance policies, are to be offered for sale. The undersigned grant to each attorney-in-fact and agent full authority to take all necessary actions to effectuate the above as fully, to all intents and purposes, as he/she could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney effective as of the 16th day of August, 2016.

/s/ JAMES R. SOPHA
James R. Sopha, President and Director

/s/ P. CHAD MYERS
P. Chad Myers, Executive Vice President, Chief Financial Officer and Director

/s/ MICHAEL A. COSTELLO
Michael A. Costello, Senior Vice President, Treasurer and Controller

/s/ BRADLEY O. HARRIS
Bradley O. Harris, Senior Vice President, Chief Risk Officer and Director

/s/ DENNIS J. MANNING
Dennis J. Manning, Chairman and Director

/s/ JAMES J. SCANLAN
James J. Scanlan, Director

/s/ BARRY L. STOWE
Barry L. Stowe, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors and/or officers of JACKSON NATIONAL LIFE INSURANCE COMPANY (the Depositor), a Michigan corporation, hereby appoint James R. Sopha, P. Chad Myers, Andrew J. Bowden, Susan S. Rhee, and Frank J. Julian (each with power to act without the others) his/her attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his/her name, place and stead, in any and all capacities, to sign applications and registration statements, and any and all amendments, with power to affix the corporate seal and to attest it, and to file the applications, registration statements, and amendments, with all exhibits and requirements, in accordance with the Securities Act of 1933, the Securities and Exchange Act of 1934, and/or the Investment Company Act of 1940. This Power of Attorney concerns Jackson National Separate Account - I (File Nos. 033-82080, 333-70472, 333-73850, 333-118368, 333-119656, 333-132128, 333-136472, 333-155675, 333-172874, 333-172875, 333-172877, 333-175718, 333-175719, 333-176619, 333-178774, 333-183048, 333-183049, 333-183050, 333-192971, 333-210504, and 333-212424), Jackson National Separate Account III (File No. 333-41153), Jackson National Separate Account IV (File Nos. 333-108433 and 333-118131), and Jackson National Separate Account V (File No. 333-70697), as well as any future separate account(s) and/or future file number(s) within any separate account(s) that the Depositor establishes through which securities, particularly variable annuity contracts and variable universal life insurance policies, are to be offered for sale. The undersigned grant to each attorney-in-fact and agent full authority to take all necessary actions to effectuate the above as fully, to all intents and purposes, as he/she could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective as of the 19th day of August, 2016.

/s/ MORTEN N. FRIIS
Morten N. Friis, Director

EXHIBIT LIST

Exhibit No.	Description

9.	Opinion and Consent of Counsel.

10.	Consent of Independent Registered Public Accounting Firm.